================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER 811-06175

                               ECLIPSE FUNDS INC.
               (Exact name of Registrant as specified in charter)

                      51 Madison Avenue, New York, NY 10010
               (Address of principal executive offices) (Zip code)

                         Marguerite E. H. Morrison, Esq.
                              169 Lackawanna Avenue
                          Parsippany, New Jersey 07054
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (973) 394-4437

Date of fiscal year end: October 31

Date of reporting period: October 31, 2006

ITEM 1. REPORTS TO STOCKHOLDERS.

================================================================================

                                           MAINSTAY(R) FUNDS

                                           Message from the President
                                           and
                                           Annual Report
                                           October 31, 2006

(MAINSTAY INVESTMENTS LOGO)


EQUITY FUNDS


MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Mid Cap Opportunity Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Opportunity Fund


INCOME FUNDS


MainStay Cash Reserves Fund
MainStay Floating Rate Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Short Term Bond Fund


BLENDED FUNDS


MainStay Balanced Fund
MainStay Income Manager Fund


ASSET ALLOCATION FUNDS


MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

MESSAGE FROM
THE PRESIDENT

Most stock and bond markets around the world provided positive total returns during the 12 months ended October 31, 2006. International stocks were exceedingly strong, with all industry sectors providing positive returns. Of course, past performance is no guarantee of future results.

On average, U.S. stocks at all capitalization levels provided double-digit total returns. According to Russell data, value stocks outperformed growth stocks for companies of all sizes. Strong growth in corporate profits contributed to the stock market's advance, and positive earnings surprises continued to outnumber negative ones. The price of oil and other commodities rose during the reporting period but softened somewhat toward the end. This helped alleviate inflation concerns, as did a noticeable softening in the housing market.

In February 2006, Dr. Ben Bernanke replaced Dr. Alan Greenspan as Chairman of the Federal Reserve Board. Although the Federal Open Market Committee continued to raise the targeted federal funds rate during the reporting period, the monetary-tightening policy that began on June 30, 2004, finally abated after the federal funds target reached 5.25% on June 29, 2006.

The effects of Federal Reserve tightening were not felt uniformly across the Treasury yield curve. Although short-term rates rose substantially during the reporting period, longer-term rates moved relatively little. At various times the yield curve inverted, and toward the end of the reporting period, the yield curve remained relatively flat. The shape of the yield curve was influenced by the reintroduction of the 30-year bond, projections of a cooler economy, Federal Reserve efforts to keep inflation in check, and an increase in buying by hedge funds, foreign banks, and other liquidity buyers. Most bond sectors provided positive total returns. High-yield corporate bonds and emerging-market debt were particularly strong.

We are pleased to inform our shareholders that on June 30, 2006, New York Life Investment Management LLC closed a definitive merger agreement with Institutional Capital Corporation (ICAP), a premier value-equity institutional investment firm based in Chicago, Illinois. In July 2006, ICAP also began serving as comanager of MainStay MAP Fund. In the fall of 2006, we added three new Funds managed by ICAP--MainStay ICAP International Fund, MainStay ICAP Select Equity Fund, and MainStay ICAP Equity Fund.

Each MainStay Fund is managed using a time-tested investment approach that includes investment strategies and processes appropriate to the Fund's investment objective. The Funds' portfolio managers seek to consistently apply this investment approach even when markets shift or company fundamentals change. In this way, the portfolio managers seek to avoid style drift and unnecessary risk exposure as they pursue long-term performance for the assets under their care.

The reports that follow provide more detailed information about the market factors and management decisions that influenced your investments in MainStay Funds during the 12 months ended October 31, 2006. We thank you for entrusting your assets to MainStay, and we hope that you will be encouraged by the positive results your investments have achieved.

Sincerely,


/s/ CHRISTOPHER O. BLUNT


Christopher O. Blunt

President

                         Not part of the Annual Report

                       This page intentionally left blank

                                           MAINSTAY(R) FUNDS

                                           Annual Report

                                           October 31, 2006

(MAINSTAY INVESTMENTS LOGO)


EQUITY FUNDS


MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Mid Cap Opportunity Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Opportunity Fund


INCOME FUNDS


MainStay Cash Reserves Fund
MainStay Floating Rate Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Short Term Bond Fund


BLENDED FUNDS


MainStay Balanced Fund
MainStay Income Manager Fund


ASSET ALLOCATION FUNDS


MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

                       This page intentionally left blank

TABLE OF CONTENTS


Annual Report
--------------------------------------------------------------------------------

EQUITY FUNDS

MainStay All Cap Growth Fund                                                   1
--------------------------------------------------------------------------------

MainStay All Cap Value Fund                                                   16
--------------------------------------------------------------------------------

MainStay Mid Cap Opportunity Fund                                             30
--------------------------------------------------------------------------------

MainStay S&P 500 Index Fund                                                   44
--------------------------------------------------------------------------------

MainStay Small Cap Opportunity Fund                                           62
--------------------------------------------------------------------------------

INCOME FUNDS

MainStay Cash Reserves Fund                                                   78
--------------------------------------------------------------------------------

MainStay Floating Rate Fund                                                   92
--------------------------------------------------------------------------------
MainStay Indexed Bond Fund                                                   114
--------------------------------------------------------------------------------

MainStay Intermediate Term Bond Fund                                         140
--------------------------------------------------------------------------------


MainStay Short Term Bond Fund                                                160
--------------------------------------------------------------------------------
BLENDED FUNDS


MainStay Balanced Fund                                                       172
--------------------------------------------------------------------------------

MainStay Income Manager Fund
   (formerly MainStay Asset Manager Fund)                                    192


ASSET ALLOCATION FUNDS

MainStay Conservative Allocation Fund                                        220
--------------------------------------------------------------------------------

MainStay Growth Allocation Fund                                              234
--------------------------------------------------------------------------------

MainStay Moderate Allocation Fund                                            246
--------------------------------------------------------------------------------

MainStay Moderate Growth Allocation Fund                                     260
--------------------------------------------------------------------------------

Notes to Financial Statements                                                274
--------------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm                      293
--------------------------------------------------------------------------------

Federal Income Tax Information                                               294
--------------------------------------------------------------------------------

Proxy Voting Policies and Procedures and Proxy Voting Record                 294
--------------------------------------------------------------------------------

Shareholder Reports and Quarterly Portfolio Disclosure                       294
--------------------------------------------------------------------------------

Board Members and Officers                                                   295

                       This page intentionally left blank

MAINSTAY ALL CAP GROWTH FUND

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM. PERFORMANCE DATA SHOWN EXCLUDING SALES CHARGES DOES NOT REFLECT THE DEDUCTION OF ANY SALES LOAD, WHICH IF REFLECTED, WOULD REDUCE PERFORMANCE QUOTED.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL           ONE    FIVE     TEN
TOTAL RETURNS            YEAR   YEARS   YEARS
---------------------------------------------
With sales charges       3.24%  2.97%   4.67%
Excluding sales charges  9.25   4.14    5.26

(PERFORMANCE GRAPH)                                         (With sales charges)

                                          MAINSTAY ALL CAP                            RUSSELL 1000 GROWTH    RUSSELL 3000 GROWTH
                                            GROWTH FUND           S&P 500 INDEX              INDEX                  INDEX
                                          ----------------        -------------       -------------------    -------------------
10/31/96                                        9450                  10000                  10000                  10000
                                               11743                  13211                  13047                  12964
                                               14104                  16117                  16263                  15607
                                               18630                  20253                  21832                  20899
                                               20889                  21487                  23869                  22948
                                               12882                  16136                  14335                  13921
                                               10336                  13698                  11523                  11175
                                               12009                  16548                  14036                  13785
                                               12115                  18107                  14511                  14273
                                               14443                  19686                  15790                  15556
10/31/06                                       15778                  22903                  17501                  17328

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL           ONE    FIVE     TEN
TOTAL RETURNS            YEAR   YEARS   YEARS
---------------------------------------------
With sales charges       3.45%  3.01%   4.33%
Excluding sales charges  8.45   3.36    4.33

(PERFORMANCE GRAPH)                                         (With sales charges)

                                          MAINSTAY ALL CAP                            RUSSELL 1000 GROWTH    RUSSELL 3000 GROWTH
                                            GROWTH FUND           S&P 500 INDEX              INDEX                  INDEX
                                          ----------------        -------------       -------------------    -------------------
10/31/96                                       10000                  10000                  10000                  10000
                                               12309                  13211                  13047                  12964
                                               14625                  16117                  16263                  15607
                                               19122                  20253                  21832                  20899
                                               21229                  21487                  23869                  22948
                                               12951                  16136                  14335                  13921
                                               10315                  13698                  11523                  11175
                                               11891                  16548                  14036                  13785
                                               11911                  18107                  14511                  14273
                                               14089                  19686                  15790                  15556
10/31/06                                       15279                  22903                  17501                  17328

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL           ONE    FIVE     TEN
TOTAL RETURNS            YEAR   YEARS   YEARS
---------------------------------------------
With sales charges       7.44%  3.38%   4.34%
Excluding sales charges  8.44   3.38    4.34

(PERFORMANCE GRAPH)                                         (With sales charges)

                                          MAINSTAY ALL CAP                            RUSSELL 1000 GROWTH    RUSSELL 3000 GROWTH
                                            GROWTH FUND           S&P 500 INDEX              INDEX                  INDEX
                                          ----------------        -------------       -------------------    -------------------
10/31/96                                       10000                  10000                  10000                  10000
                                               12309                  13211                  13047                  12964
                                               14625                  16117                  16263                  15607
                                               19122                  20253                  21832                  20899
                                               21229                  21487                  23869                  22948
                                               12951                  16136                  14335                  13921
                                               10315                  13698                  11523                  11175
                                               11891                  16548                  14036                  13785
                                               11917                  18107                  14511                  14273
                                               14102                  19686                  15790                  15556
10/31/06                                       15293                  22903                  17501                  17328

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges as explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors/Trustees. The Manager may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to this agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense. From inception (1/2/91) through 12/31/03, performance for Class A, B, and C shares (each first offered 1/2/04) includes the historical performance of Class I shares adjusted to reflect the applicable sales charge (or CDSC) and fees and expenses for Class A, B, and C shares.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.mainstayfunds.com     1

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL           ONE    FIVE     TEN
TOTAL RETURNS            YEAR   YEARS   YEARS
---------------------------------------------
                         9.89%  4.56%   5.54%


(PERFORMANCE GRAPH)

                                          MAINSTAY ALL CAP                            RUSSELL 1000 GROWTH    RUSSELL 3000 GROWTH
                                            GROWTH FUND           S&P 500 INDEX              INDEX                  INDEX
                                          ----------------        -------------       -------------------    -------------------
10/31/96                                       10000                  10000                  10000                  10000
                                               12454                  13211                  13047                  12964
                                               14981                  16117                  16263                  15607
                                               19819                  20253                  21832                  20899
                                               22245                  21487                  23869                  22948
                                               13716                  16136                  14335                  13921
                                               11031                  13698                  11523                  11175
                                               12848                  16548                  14036                  13785
                                               13014                  18107                  14511                  14273
                                               15603                  19686                  15790                  15556
10/31/06                                       17145                  22903                  17501                  17328



                                        ONE    FIVE     TEN
BENCHMARK PERFORMANCE                  YEAR    YEARS   YEARS
------------------------------------------------------------

S&P 500(R) Index(1)                    16.34%  7.26%   8.64%
Russell 1000(R) Growth Index(2)        10.84   4.07    5.76
Russell 3000(R) Growth Index(3)        11.39   4.48    5.65
Average Lipper multi-cap growth
  fund(4)                              10.39   6.15    7.27

1. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
2. The Russell 1000(R) Growth Index is an unmanaged index that measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
3. The Russell 3000(R) Growth Index is an unmanaged index that measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all dividends and capital gains. The Russell 3000(R) Growth Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
4. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 2   MainStay All Cap Growth Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY ALL CAP GROWTH FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2006, to October 31, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2006, to October 31, 2006.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended October 31, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            5/1/06            10/31/06          PERIOD(1)           10/31/06           PERIOD(1)

CLASS A SHARES                        $1,000.00          $971.20            $ 7.45            $1,017.50            $ 7.63
---------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                        $1,000.00          $967.35            $11.16            $1,013.75            $11.42
---------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                        $1,000.00          $967.35            $11.16            $1,013.75            $11.42
---------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                        $1,000.00          $974.85            $ 4.63            $1,020.35            $ 4.74
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (1.50% for Class A, 2.25% for Class B and Class C, and 0.93% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). In the absence of waivers and/or reimbursements, expenses would have been higher.



                                                     www.mainstayfunds.com     3

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2006

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                                    100.1
Short-Term Investments (collateral from securities lending                         7.7
  is 7.7%)
Liabilities in Excess of Cash and Other Assets                                    (7.8)

See Portfolio of Investments on page 7 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2006 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  WellPoint, Inc.
 2.  Amphenol Corp. Class A
 3.  Fisher Scientific International, Inc.
 4.  Danaher Corp.
 5.  Praxair, Inc.
 6.  United Technologies Corp.
 7.  Apple Computer, Inc.
 8.  FedEx Corp.
 9.  Kohl's Corp.
10.  Coach, Inc.

 4   MainStay All Cap Growth Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager Edmund C. Spelman of MacKay Shields LLC

HOW DID MAINSTAY ALL CAP GROWTH FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2006?

Excluding all sales charges, MainStay All Cap Growth Fund returned 9.25% for Class A shares, 8.45% for Class B shares, and 8.44% for Class C shares for the 12 months ended October 31, 2006. For the same period, the Fund's Class I shares returned 9.89%. All share classes underperformed the 11.39% return of Russell 3000(R) Growth Index,(1) the Fund's broad-based securities-market index, for the 12-month period. All share classes also underperformed the 10.39% return of the average Lipper(2) multi-cap growth fund for the 12 months ended October 31, 2006.

DURING THE REPORTING PERIOD, WHAT DECISIONS HAD THE GREATEST INFLUENCE ON THE FUND'S PERFORMANCE?

Adverse stock selection and overweighted positions in the health care, financials, energy, and consumer discretionary sectors detracted from the Fund's performance. At the end of the reporting period, the Fund had no holdings in the telecommunication services and utilities sectors, which also detracted from the Fund's overall performance. On the other hand, stock selection added significant value in the industrials sector. In addition, the Fund's underweighted position in the information technology sector and an overweighted position in the materials sector enhanced results during the reporting period.

WHICH INDIVIDUAL SECURITIES HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE DURING THE REPORTING PERIOD?

Terex, a maker of cranes and other heavy equipment, benefited from a sharp rise in demand from the construction and mining industries. Electrical-products distributor Wesco advanced on expanding gross margins, continued cost controls, and excellent execution of its business plan. Connector and cable manufacturer Amphenol benefited from higher materials and freight costs, driven by higher commodity and energy prices.

Peabody Energy advanced on rising coal prices, strong demand, higher shipments, and improved earnings. Fisher Scientific--known for its instruments, lab equipment, and reagents--also had strong results. Specialty retailer Kohl's enjoyed considerable sales growth and sold the company's credit card portfolio. The sale reduced Kohl's receivables and improved operating cash flow.

WHICH STOCKS DETRACTED FROM PERFORMANCE?

UnitedHealth Group shares declined on a cautious earnings outlook and heightened competition in the health care providers & services industry. Shares of Omnicare, a leading provider of pharmaceutical care for the elderly, saw its stock price decline because of litigation with United-Health Group. The company also faced a mislabeling mishap and recall, and it lowered guidance. Cooper Companies, a health care products manufacturer, was also weak.

Another detractor was specialty retailer Chico's FAS, which suffered from weaker-than-expected same-store sales. National Financial Partners, a buyer of insurance companies and other financial-services firms, plummeted after missing analysts' second-quarter expectations, despite a 10% increase in earnings. Arch Coal suffered when unusually mild weather reduced electricity demand and coal consumption by power generators.

DID THE FUND SELL ANY OF THESE WEAK PERFORMERS?

Yes, we eliminated the Fund's positions in Chico's FAS, Omnicare, Cooper Companies, and National Financial Partners during the reporting period. We sold Advance Auto Parts on declining net income and disappointing second-quarter sales. We also eliminated Internet-auction giant eBay because of slow earnings growth and the company's inability to expand its core business.

WERE THERE ANY SIGNIFICANT PURCHASES DURING THE REPORTING PERIOD?

The Fund added Intercontinental Exchange, an electronic global futures and over-the-counter marketplace for trading energy commodity contracts. In the information technology sector, we purchased shares of Akamai Technologies and Anixter International.


Mid-capitalization companies are generally less established and their stocks may be more volatile and less liquid than the securities of larger companies. Stocks of small companies may be subject to greater price volatility, significantly lower trading volumes, and greater spreads between bid and ask prices than stocks of larger companies. Small companies may be more vulnerable to adverse business or market developments than mid- or large-capitalization companies. The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price for the stock may decline significantly, even if earnings showed an absolute increase.
1. See footnote on page 2 for more information on the Russell 3000(R) Growth Index.
2. See footnote on page 2 for more information about Lipper Inc.

                                                     www.mainstayfunds.com     5

We also added a position in Morgan Stanley, a leading firm in the financial-services industry. New consumer discretionary holdings included Phillips Van Heusen and Comcast.

HOW DID THE FUND'S SECTOR WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

During the 12 months ended October 31, 2006, the Fund's weightings in the financials, information technology, industrials, and consumer staples sectors were increased. Over the same period, the Fund's weightings in the consumer discretionary, energy, and health care sectors were reduced.


The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ABOUT MAINSTAY ALL CAP GROWTH FUND ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

 6   MainStay All Cap Growth Fund

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2006


                                                        SHARES          VALUE
COMMON STOCKS (100.1%)+
-----------------------------------------------------------------------------
AEROSPACE & DEFENSE (3.3%)
L-3 Communications Holdings, Inc.                       48,500   $  3,905,220
V  United Technologies Corp.                            92,700      6,092,244
                                                                 ------------
                                                                    9,997,464
                                                                 ------------
AIR FREIGHT & LOGISTICS (2.0%)
V  FedEx Corp.                                          52,800      6,047,712
                                                                 ------------

AUTOMOBILES (1.8%)
Harley-Davidson, Inc.                                   80,600      5,531,578
                                                                 ------------
BEVERAGES (1.5%)
PepsiCo, Inc.                                           73,800      4,681,872
                                                                 ------------

BIOTECHNOLOGY (4.3%)
Amgen, Inc. (a)                                         45,300      3,438,723
Genentech, Inc. (a)                                     41,700      3,473,610
Gilead Sciences, Inc. (a)                               70,300      4,843,670
United Therapeutics Corp. (a)(b)                        26,300      1,574,055
                                                                 ------------
                                                                   13,330,058
                                                                 ------------
CAPITAL MARKETS (3.7%)
Affiliated Managers Group, Inc. (a)(b)                  30,900      3,094,326
Ameriprise Financial, Inc.                              45,400      2,338,100
Lehman Brothers Holdings, Inc.                          20,100      1,564,584
Morgan Stanley                                          57,700      4,410,011
                                                                 ------------
                                                                   11,407,021
                                                                 ------------
CHEMICALS (2.0%)
V  Praxair, Inc.                                       101,800      6,133,450
                                                                 ------------

COMMUNICATIONS EQUIPMENT (5.1%)
Avocent Corp. (a)                                       59,000      2,165,890
Cisco Systems, Inc. (a)                                167,900      4,051,427
Corning, Inc. (a)                                      214,200      4,376,106
Motorola, Inc.                                         223,600      5,156,216
                                                                 ------------
                                                                   15,749,639
                                                                 ------------
COMPUTERS & PERIPHERALS (3.3%)
V  Apple Computer, Inc. (a)                             75,000      6,081,000
EMC Corp. (a)                                          325,000      3,981,250
                                                                 ------------
                                                                   10,062,250
                                                                 ------------
CONSUMER FINANCE (3.7%)
American Express Co.                                    76,100      4,399,341
AmeriCredit Corp. (a)(b)                                84,800      2,168,336
Capital One Financial Corp.                             59,900      4,751,867
                                                                 ------------
                                                                   11,319,544
                                                                 ------------
DIVERSIFIED FINANCIAL SERVICES (3.7%)
Bank of America Corp.                                   74,300      4,002,541
IntercontinentalExchange, Inc. (a)                      29,500      2,490,390


                                                        SHARES          VALUE
DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
JPMorgan Chase & Co.                                    60,900   $  2,889,096
Nasdaq Stock Market, Inc. (The) (a)                     51,000      1,822,230
                                                                 ------------
                                                                   11,204,257
                                                                 ------------
ELECTRICAL EQUIPMENT (1.4%)
Roper Industries, Inc.                                  88,800      4,249,080
                                                                 ------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (3.9%)
V  Amphenol Corp. Class A                               92,700      6,294,330
Anixter International, Inc. (a)                         52,700      3,149,352
Avnet, Inc. (a)                                        107,300      2,540,864
                                                                 ------------
                                                                   11,984,546
                                                                 ------------
ENERGY EQUIPMENT & SERVICES (5.6%)
Baker Hughes, Inc. (b)                                  71,000      4,902,550
BJ Services Co.                                         87,000      2,623,920
National-Oilwell Varco, Inc. (a)                        12,900        779,160
Transocean, Inc. (a)                                    57,200      4,149,288
Weatherford International, Ltd. (a)                    114,700      4,711,876
                                                                 ------------
                                                                   17,166,794
                                                                 ------------
FOOD & STAPLES RETAILING (0.5%)
Walgreen Co.                                            37,400      1,633,632
                                                                 ------------

HEALTH CARE EQUIPMENT & SUPPLIES (2.2%)
Cytyc Corp. (a)                                        161,900      4,277,398
Varian Medical Systems, Inc. (a)                        44,300      2,430,298
                                                                 ------------
                                                                    6,707,696
                                                                 ------------
HEALTH CARE PROVIDERS & SERVICES (8.0%)
Aetna, Inc.                                             78,600      3,239,892
Caremark Rx, Inc.                                      110,600      5,444,838
DaVita, Inc. (a)                                        45,800      2,547,854
Health Net, Inc. (a)                                    49,200      2,042,292
UnitedHealth Group, Inc.                                97,614      4,761,611
V  WellPoint, Inc. (a)                                  86,564      6,606,564
                                                                 ------------
                                                                   24,643,051
                                                                 ------------
HOUSEHOLD DURABLES (0.7%)
Harman International Industries, Inc.                   22,400      2,292,640
                                                                 ------------

INDUSTRIAL CONGLOMERATES (1.1%)
General Electric Co.                                    91,800      3,223,098
                                                                 ------------

INSURANCE (2.3%)
Hanover Insurance Group, Inc. (The)                     46,000      2,086,100
Prudential Financial, Inc.                              44,000      3,384,920
Zenith National Insurance Corp.                         32,600      1,516,552
                                                                 ------------
                                                                    6,987,572
                                                                 ------------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com    7


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES (1.5%)
Akamai Technologies, Inc. (a)                           44,400   $  2,080,584
j2 Global Communications, Inc. (a)(b)                   92,500      2,538,200
                                                                 ------------
                                                                    4,618,784
                                                                 ------------
LIFE SCIENCES TOOLS & SERVICES (2.8%)
Covance, Inc. (a)                                       39,900      2,334,150
V  Fisher Scientific International, Inc. (a)            73,500      6,293,070
                                                                 ------------
                                                                    8,627,220
                                                                 ------------
MACHINERY (5.2%)
Caterpillar, Inc.                                       18,000      1,092,780
V  Danaher Corp.                                        87,000      6,243,990
Illinois Tool Works, Inc.                               65,500      3,139,415
Terex Corp. (a)                                        105,100      5,439,976
                                                                 ------------
                                                                   15,916,161
                                                                 ------------
MEDIA (3.8%)
Comcast Corp. Class A (a)                               87,200      3,546,424
McGraw-Hill Cos., Inc. (The)                            35,900      2,303,703
News Corp. Class A                                     120,400      2,510,340
Omnicom Group, Inc. (b)                                 31,600      3,205,820
                                                                 ------------
                                                                   11,566,287
                                                                 ------------
MULTILINE RETAIL (3.2%)
V  Kohl's Corp. (a)                                     85,500      6,036,300
Target Corp.                                            65,900      3,899,962
                                                                 ------------
                                                                    9,936,262
                                                                 ------------
OIL, GAS & CONSUMABLE FUELS (2.6%)
Arch Coal, Inc.                                         32,600      1,128,938
CONSOL Energy, Inc. (b)                                 48,200      1,705,798
Newfield Exploration Co. (a)                            38,200      1,558,178
Peabody Energy Corp.                                    47,900      2,010,363
Tesoro Corp.                                            25,900      1,656,046
                                                                 ------------
                                                                    8,059,323
                                                                 ------------
PHARMACEUTICALS (1.1%)
Johnson & Johnson                                       51,600      3,477,840
                                                                 ------------

REAL ESTATE INVESTMENT TRUSTS (0.6%)
CapitalSource, Inc. (b)                                 61,700      1,711,558
                                                                 ------------

ROAD & RAIL (1.3%)
Norfolk Southern Corp.                                  77,400      4,068,918
                                                                 ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (4.0%)
Intel Corp.                                            168,000      3,585,120
Linear Technology Corp.                                 24,300        756,216
MEMC Electronic Materials, Inc. (a)(b)                  43,100      1,530,050
National Semiconductor Corp. (b)                       160,200      3,891,258
Texas Instruments, Inc. (b)                             82,600      2,492,868
                                                                 ------------
                                                                   12,255,512
                                                                 ------------


                                                        SHARES          VALUE
SOFTWARE (4.2%)
Autodesk, Inc. (a)                                      51,200   $  1,881,600
Citrix Systems, Inc. (a)                                61,700      1,822,001
FactSet Research Systems, Inc.                          92,550      4,710,795
Microsoft Corp.                                        151,500      4,349,565
                                                                 ------------
                                                                   12,763,961
                                                                 ------------
SPECIALTY RETAIL (4.4%)
Abercrombie & Fitch Co. Class A                         39,300      3,012,345
Bed Bath & Beyond, Inc. (a)                             80,600      3,247,374
Best Buy Co., Inc.                                      86,850      4,798,463
Lowe's Cos., Inc. (b)                                   85,500      2,576,970
                                                                 ------------
                                                                   13,635,152
                                                                 ------------
TEXTILES, APPAREL & LUXURY GOODS (3.9%)
V  Coach, Inc. (a)                                     145,300      5,759,692
NIKE, Inc. Class B                                      23,400      2,149,992
Phillips-Van Heusen Corp. (b)                           89,800      4,109,248
                                                                 ------------
                                                                   12,018,932
                                                                 ------------
TRADING COMPANIES & DISTRIBUTORS (1.4%)
WESCO International, Inc. (a)                           65,000      4,242,550
                                                                 ------------
Total Common Stocks
 (Cost $232,505,817)                                              307,251,414
                                                                 ------------
                                                     PRINCIPAL
                                                        AMOUNT
SHORT-TERM INVESTMENTS (7.7%)
-----------------------------------------------------------------------------
COMMERCIAL PAPER (0.8%)
Fairway Finance Corp.
 5.289%, due 11/20/06 (c)                           $1,251,659      1,251,659
Greyhawk Funding
 5.286%, due 11/13/06 (c)                              521,525        521,525
Jupiter Securitization Corp.
 5.303%, due 11/14/06 (c)                              521,525        521,525
                                                                 ------------
Total Commercial Paper
 (Cost $2,294,709)                                                  2,294,709
                                                                 ------------

                                                        SHARES
INVESTMENT COMPANY (2.0%)
BGI Institutional Money Market Fund (c)              6,228,224      6,228,224
                                                                 ------------
Total Investment Company
 (Cost $6,228,224)                                                  6,228,224
                                                                 ------------


 8   MainStay All Cap Growth Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
-----------------------------------------------------------------------------
REPURCHASE AGREEMENT (0.4%)
Morgan Stanley & Co.
 5.42%, dated 10/31/06
 due 11/1/06
 Proceeds at Maturity $1,362,219
 (Collateralized by various Corporate Bonds,
 with rates between 0% - 8.40% and
 maturity dates between 1/30/07 - 6/15/34,
 with a Principal Amount of $1,377,633
 and a Market Value of $1,416,161) (c)              $1,362,014   $  1,362,014
                                                                 ------------
Total Repurchase Agreement
 (Cost $1,362,014)                                                  1,362,014
                                                                 ------------
TIME DEPOSITS (4.5%)
Banco Bilbao Vizcaya Argentaria S.A.
 5.30%, due 1/9/07 (c)                               1,043,049      1,043,049
Bank of America
 5.27%, due 11/21/06 (c)(d)                          1,043,049      1,043,049
Bank of Montreal
 5.28%, due 11/27/06 (c)                             1,043,049      1,043,049
Bank of Nova Scotia
 5.30%, due 11/10/06 (c)                             1,043,049      1,043,049
Barclays
 5.32%, due 1/18/07 (c)                              1,043,049      1,043,049
Deutsche Bank AG
 5.27%, due 11/9/06 (c)                                730,135        730,135
Fortis Bank
 5.27%, due 11/6/06 (c)                              2,086,099      2,086,099
Halifax Bank of Scotland
 5.30%, due 1/10/07 (c)                              1,043,050      1,043,050
Lloyds TSB Bank PLC
 5.30%, due 12/21/06 (c)                             1,043,049      1,043,049
Royal Bank of Canada
 5.30%, due 12/22/06 (c)                             1,043,049      1,043,049

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
TIME DEPOSITS (CONTINUED)
Royal Bank of Scotland
 5.29%, due 12/12/06 (c)                            $1,043,050   $  1,043,050
Skandinaviska Enskilda Banken AB
 5.31%, due 11/3/06 (c)                              1,043,050      1,043,050
UBS AG
 5.28%, due 12/5/06 (c)                                521,525        521,525
                                                                 ------------
Total Time Deposits
 (Cost $13,768,252)                                                13,768,252
                                                                 ------------
Total Short-Term Investments
 (Cost $23,653,199)                                                23,653,199
                                                                 ------------
Total Investments
 (Cost $256,159,016) (e)                                 107.8%   330,904,613(f)
Liabilities in Excess of Cash and Other Assets            (7.8)   (24,043,356)
                                                    ----------   ------------
Net Assets                                               100.0%  $306,861,257
                                                    ==========   ============

(a)  Non-income producing security.
(b) Represents a security, or a portion thereof, which is out on loan.
(c) Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(d)  Floating rate. Rate shown is the rate in effect at October
     31, 2006.
(e)  The cost for federal income tax purposes is $256,316,114.
(f)  At October 31, 2006 net unrealized appreciation was
     $74,588,499, based on cost for federal income tax purposes.
     This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $78,178,287 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $3,589,788.


    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com    9

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2006

ASSETS:
Investment in securities, at value
  (identified cost $256,159,016)
  including $22,875,969 market
  value of securities loaned                    $330,904,613
Receivables:
  Investment securities sold                       5,739,608
  Dividends and interest                              38,553
  Fund shares sold                                    18,690
Other assets                                          17,732
                                                -------------
    Total assets                                 336,719,196
                                                -------------
LIABILITIES:
Securities lending collateral                     23,653,199
Bank overdraft                                       215,600
Payables:
  Investment securities purchased                  5,385,555
  Fund shares redeemed                               269,945
  Manager (See Note 3)                               193,770
  Transfer agent (See Note 3)                         38,582
  Professional fees                                   37,862
  Shareholder communication                           29,107
  NYLIFE Distributors (See Note 3)                    19,960
  Custodian                                            5,490
  Directors                                            4,345
Accrued expenses                                       4,524
                                                -------------
    Total liabilities                             29,857,939
                                                -------------
Net assets                                      $306,861,257
                                                =============

COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001 per share) 1
  billion shares authorized:
  Class A                                       $      1,181
  Class B                                                461
  Class C                                                206
  Class I                                             10,568
Additional paid-in capital                       236,290,959
Accumulated net realized loss on investments      (4,187,715)
Net unrealized appreciation on investments        74,745,597
                                                -------------
Net assets                                      $306,861,257
                                                =============
CLASS A
Net assets applicable to outstanding shares     $ 28,169,569
                                                =============
Shares of capital stock outstanding                1,180,531
                                                =============
Net asset value per share outstanding           $      23.86
Maximum sales charge (5.50% of offering price)          1.39
                                                -------------
Maximum offering price per share outstanding    $      25.25
                                                =============
CLASS B
Net assets applicable to outstanding shares     $ 10,770,315
                                                =============
Shares of capital stock outstanding                  461,006
                                                =============
Net asset value and offering price per share
  outstanding                                   $      23.36
                                                =============
CLASS C
Net assets applicable to outstanding shares     $  4,819,531
                                                =============
Shares of capital stock outstanding                  206,137
                                                =============
Net asset value and offering price per share
  outstanding                                   $      23.38
                                                =============
CLASS I
Net assets applicable to outstanding shares     $263,101,842
                                                =============
Shares of capital stock outstanding               10,567,597
                                                =============
Net asset value and offering price per share
  outstanding                                   $      24.90
                                                =============

 10   MainStay All Cap Growth Fund     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2006

INVESTMENT INCOME:
INCOME:
  Dividends (a)                                  $ 1,834,373
  Interest                                           217,327
  Income from securities loaned--net                  34,311
                                                 ------------
    Total income                                   2,086,011
                                                 ------------
EXPENSES:
  Manager (See Note 3)                             2,866,523
  Transfer agent--Classes A, B and C (See Note
    3)                                               141,809
  Transfer agent--Class I (See Note 3)                77,720
  Distribution--Class B (See Note 3)                  80,364
  Distribution--Class C (See Note 3)                  33,294
  Professional fees                                  103,677
  Distribution/Service--Class A (See Note 3)          64,709
  Service--Class B (See Note 3)                       26,788
  Service--Class C (See Note 3)                       11,098
  Registration                                        59,852
  Shareholder communication                           58,906
  Directors                                           24,296
  Custodian                                           23,911
  Miscellaneous                                       37,061
                                                 ------------
    Total expenses before waiver                   3,610,008
  Expense waiver from Manager (See Note 3)          (126,077)
                                                 ------------
    Net expenses                                   3,483,931
                                                 ------------
Net investment loss                               (1,397,920)
                                                 ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments                  38,971,087
Net change in unrealized appreciation on
  investments                                     (8,298,497)
                                                 ------------
Net realized and unrealized gain on investments   30,672,590
                                                 ------------
Net increase in net assets resulting from
  operations                                     $29,274,670
                                                 ============

(a) Dividends recorded net of foreign withholding taxes in the amount of $795.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    11

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED OCTOBER 31, 2006 AND OCTOBER 31, 2005

                                              2006           2005
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment loss                 $  (1,397,920)  $ (1,147,966)
 Net realized gain on investments       38,971,087     10,366,034
 Net change in unrealized
  appreciation on investments           (8,298,497)    42,365,342
                                     ----------------------------
 Net increase in net assets
  resulting from operations             29,274,670     51,583,410
                                     ----------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                              17,132,969      8,592,648
   Class B                               6,494,229      6,221,885
   Class C                               4,149,470      1,877,856
   Class I                              49,369,946     39,266,620
                                     ----------------------------
                                        77,146,614     55,959,009
 Cost of shares redeemed:
   Class A                              (7,557,845)    (9,402,569)
   Class B                              (3,035,094)    (1,003,591)
   Class C                              (1,787,770)      (249,258)
   Class I                            (102,361,499)   (52,373,137)
                                     ----------------------------
                                      (114,742,208)   (63,028,555)
 Net asset value of shares converted (See Note 1):
   Class A                               2,940,593             --
   Class B                              (2,940,593)            --
   Decrease in net assets derived
    from capital share transactions    (37,595,594)    (7,069,546)
                                     ----------------------------
   Net increase (decrease) in net
    assets                              (8,320,924)    44,513,864

NET ASSETS:
Beginning of year                      315,182,181    270,668,317
                                     ----------------------------
End of year                          $ 306,861,257   $315,182,181
                                     ============================

 12   MainStay All Cap Growth Fund     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                    www.mainstayfunds.com     13

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                          CLASS A
                                                          ---------------------------------------
                                                                                      JANUARY 2,
                                                                                         2004*
                                                                                        THROUGH
                                                          YEAR ENDED OCTOBER 31,      OCTOBER 31,
                                                            2006          2005           2004
Net asset value at beginning of period                    $ 21.84       $ 18.32         $ 18.99
                                                          --------      --------      -----------
Net investment loss (a)                                     (0.21)        (0.19)(b)       (0.10)
Net realized and unrealized gain (loss) on investments       2.23          3.71           (0.57)
                                                          --------      --------      -----------
Total from investment operations                             2.02          3.52           (0.67)
                                                          --------      --------      -----------
Net asset value at end of period                          $ 23.86       $ 21.84         $ 18.32
                                                          ========      ========      ===========
Total investment return (c)                                  9.25%        19.21%          (3.53%)(d)
Ratios (to average net assets)/Supplemental Data:
  Net investment loss                                       (0.89%)       (0.95%)(b)      (0.61%)+
  Net expenses                                               1.50%         1.55%           1.31% +
  Expenses (before waiver)                                   1.54%         1.59%           1.37% +
Portfolio turnover rate                                        46%           31%             44%
Net assets at end of period (in 000's)                    $28,170       $14,333         $12,716

                                                                          CLASS C
                                                          ---------------------------------------
                                                                                      JANUARY 2,
                                                                                         2004*
                                                                                        THROUGH
                                                          YEAR ENDED OCTOBER 31,      OCTOBER 31,
                                                            2006          2005           2004
Net asset value at beginning of period                     $21.56        $18.22         $18.99
                                                          --------      --------      -----------
Net investment loss (a)                                     (0.37)        (0.36)(b)      (0.23)
Net realized and unrealized gain (loss) on investments       2.19          3.70          (0.54)
                                                          --------      --------      -----------
Total from investment operations                             1.82          3.34          (0.77)
                                                          --------      --------      -----------
Net asset value at end of period                           $23.38        $21.56         $18.22
                                                          ========      ========      ===========
Total investment return (c)                                  8.44%        18.33%         (4.05%)(d)
Ratios (to average net assets)/Supplemental Data:
  Net investment loss                                       (1.64%)       (1.70%)(b)     (1.36%)+
  Net expenses                                               2.25%         2.30%          2.06% +
  Expenses (before waiver)                                   2.29%         2.34%          2.12% +
Portfolio turnover rate                                        46%           31%            44%
Net assets at end of period (in 000's)                     $4,820        $2,292         $  532

*    Commencement of operations.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Net investment loss and the ratio of net investment loss include $0.01 per share and
     0.06%, respectively, as a result of a special one time dividend from Microsoft Corp.
(c)  Total return is calculated exclusive of sales charge. Class I is not subject to sales charges.
(d)  Total return is not annualized.

 14   MainStay All Cap Growth Fund     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                   CLASS B
------------------------------------------------------------------------------
                                                                   JANUARY 2,
                                                                      2004*
                                                                     THROUGH
            YEAR ENDED OCTOBER 31,                                 OCTOBER 31,
     2006                            2005                             2004
    $ 21.54                         $18.21                           $18.99
    -------                         ------                         -----------
      (0.37)                         (0.36)(b)                        (0.22)
       2.19                           3.69                            (0.56)
    -------                         ------                         -----------
       1.82                           3.33                            (0.78)
    -------                         ------                         -----------
    $ 23.36                         $21.54                           $18.21
    =======                         ======                         ===========
       8.45%                         18.29%                           (4.11%)(d)
      (1.63%)                        (1.70%)(b)                       (1.36%)+
       2.25%                          2.30%                            2.06% +
       2.29%                          2.34%                            2.12% +
         46%                            31%                              44%
    $10,770                         $9,499                           $3,453

                                     CLASS I
---------------------------------------------------------------------------------
                             YEAR ENDED OCTOBER 31,
      2006                             2005                             2004
    $  22.66                         $  18.90                         $  18.66
    --------                         --------                         --------
       (0.08)                           (0.07)(b)                        (0.04)
        2.32                             3.83                             0.28
    --------                         --------                         --------
        2.24                             3.76                             0.24
    --------                         --------                         --------
    $  24.90                         $  22.66                         $  18.90
    ========                         ========                         ========
        9.89%                           19.89%                            1.29%
       (0.31%)                          (0.33%)(b)                       (0.23%)
        0.93%                            0.93%                            0.93%
        0.97%                            0.97%                            0.99%
          46%                              31%                              44%
    $263,102                         $289,058                         $253,968

                      CLASS I
---  -----------------------------------------
              YEAR ENDED OCTOBER 31,
       2003                             2002
     $  16.02                         $  19.92
     --------                         --------
        (0.01)                           (0.04)
         2.65                            (3.86)
     --------                         --------
         2.64                            (3.90)
     --------                         --------
     $  18.66                         $  16.02
     ========                         ========
        16.48%                          (19.58%)
        (0.04%)                          (0.22%)
         0.93%                            0.93%
         1.02%                            1.02%
           35%                              63%
     $342,761                         $320,059

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    15

MAINSTAY ALL CAP VALUE FUND
INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM. PERFORMANCE DATA SHOWN EXCLUDING SALES CHARGES DOES NOT REFLECT THE DEDUCTION OF ANY SALES LOAD, WHICH IF REFLECTED, WOULD REDUCE PERFORMANCE QUOTED.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
With sales charges        9.82%  6.10%   5.95%
Excluding sales charges  16.21   7.30    6.55

(PERFORMANCE GRAPH)                                         (With sales charges)

                                          MAINSTAY ALL CAP                             RUSSELL 1000 VALUE     RUSSELL 3000 VALUE
                                             VALUE FUND           S&P 500 INDEX              INDEX                  INDEX
                                          ----------------        -------------        ------------------     ------------------
10/31/96                                        9450                  10000                  10000                  10000
                                               11646                  13211                  13319                  13358
                                               11495                  16117                  15293                  15041
                                               12207                  20253                  17821                  17338
                                               13551                  21487                  18804                  18433
                                               12532                  16136                  16574                  16481
                                               10446                  13698                  14913                  14924
                                               12652                  16548                  18324                  18515
                                               14116                  18107                  21156                  21411
                                               15340                  19686                  23666                  23972
10/31/06                                       17827                  22903                  28744                  29145

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
With sales charges       10.41%  6.23%   5.81%
Excluding sales charges  15.41   6.55    5.81

(PERFORMANCE GRAPH)                                         (With sales charges)

                                          MAINSTAY ALL CAP                             RUSSELL 1000 VALUE     RUSSELL 3000 VALUE
                                             VALUE FUND           S&P 500 INDEX              INDEX                  INDEX
                                          ----------------        -------------        ------------------     ------------------
10/31/96                                       10000                  10000                  10000                  10000
                                               12247                  13211                  13319                  13358
                                               12006                  16117                  15293                  15041
                                               12666                  20253                  17821                  17338
                                               13961                  21487                  18804                  18433
                                               12816                  16136                  16574                  16481
                                               10611                  13698                  14913                  14924
                                               12756                  16548                  18324                  18515
                                               14138                  18107                  21156                  21411
                                               15248                  19686                  23666                  23972
10/31/06                                       17597                  22903                  28744                  29145

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
With sales charges       14.33%  6.53%   5.81%
Excluding sales charges  15.33   6.53    5.81

(PERFORMANCE GRAPH)                                         (With sales charges)

                                          MAINSTAY ALL CAP                             RUSSELL 1000 VALUE     RUSSELL 3000 VALUE
                                             VALUE FUND           S&P 500 INDEX              INDEX                  INDEX
                                          ----------------        -------------        ------------------     ------------------
10/31/96                                       10000                  10000                  10000                  10000
                                               12247                  13211                  13319                  13358
                                               12006                  16117                  15293                  15041
                                               12666                  20253                  17821                  17338
                                               13961                  21487                  18804                  18433
                                               12816                  16136                  16574                  16481
                                               10611                  13698                  14913                  14924
                                               12756                  16548                  18324                  18515
                                               14138                  18107                  21156                  21411
                                               15248                  19686                  23666                  23972
10/31/06                                       17586                  22903                  28744                  29145

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges as explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors/Trustees. The Manager may recoup the amount of

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 16   MainStay All Cap Value Fund

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
                         16.81%  7.75%   6.90%

(PERFORMANCE GRAPH)

                                          MAINSTAY ALL CAP                             RUSSELL 1000 VALUE     RUSSELL 3000 VALUE
                                             VALUE FUND           S&P 500 INDEX              INDEX                  INDEX
                                          ----------------        -------------        ------------------     ------------------
10/31/96                                       10000                  10000                  10000                  10000
                                               12356                  13211                  13319                  13358
                                               12222                  16117                  15293                  15041
                                               13003                  20253                  17821                  17338
                                               14473                  21487                  18804                  18433
                                               13418                  16136                  16574                  16481
                                               11209                  13698                  14913                  14924
                                               13611                  16548                  18324                  18515
                                               15240                  18107                  21156                  21411
                                               16684                  19686                  23666                  23972
10/31/06                                       19488                  22903                  28744                  29145

                                                          ONE     FIVE     TEN
BENCHMARK PERFORMANCE                                    YEAR    YEARS    YEARS
-------------------------------------------------------------------------------

S&P 500(R) Index(1)                                      16.34%   7.26%    8.64%
Russell 1000(R) Value Index(2)                           21.46   11.64    11.14
Russell 3000(R) Value Index(3)                           21.58   12.08    11.29
Average Lipper multi-cap value fund(4)                   17.77   10.16     9.59

any management fee waivers or expense reimbursements from the Fund pursuant to this agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense. From inception (1/2/91) through 12/31/03, performance for Class A, B, and C shares (each first offered 1/2/04) includes the historical performance of Class I shares adjusted to reflect the applicable sales charge (or CDSC) and fees and expenses for Class A, B, and C shares.
1. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
2. The Russell 1000(R) Value Index is an unmanaged index that measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
3. The Russell 3000(R) Value Index is an unmanaged index that measures the performance of those Russell 3000(R) Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all dividends and capital gains. The Russell 3000(R) Value Index is considered to be the Fund's broad-based securities-market index for comparison purposes. You cannot invest directly in an index.
4. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                    www.mainstayfunds.com     17

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY ALL CAP VALUE FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2006, to October 31, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2006, to October 31, 2006.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended October 31, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            5/1/06            10/31/06          PERIOD(1)           10/31/06           PERIOD(1)

CLASS A SHARES                        $1,000.00         $1,040.20           $ 7.20            $1,018.00            $ 7.12
---------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                        $1,000.00         $1,036.75           $11.04            $1,014.25            $10.92
---------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                        $1,000.00         $1,036.05           $11.03            $1,014.25            $10.92
---------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                        $1,000.00         $1,039.60           $ 4.83            $1,020.30            $ 4.79
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (1.40% for Class A, 2.15% for Class B and Class C, and 0.94% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). In the absence of waivers and/or reimbursements, expenses would have been higher.

 18   MainStay All Cap Value Fund

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2006

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                  94.1
Short-Term Investments (collateral from securities lending     11.8
  is 6.2%)
Purchased Put Options                                           0.1
Liabilities in Excess of Cash and Other Assets                 (6.0)

See Portfolio of Investments on page 21 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2006 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Citigroup, Inc.
 2.  Pfizer, Inc.
 3.  Bank of America Corp.
 4.  Verizon Communications, Inc.
 5.  JPMorgan Chase & Co.
 6.  E.I. du Pont de Nemours & Co.
 7.  PMI Group, Inc. (The)
 8.  Chevron Corp.
 9.  Home Depot, Inc. (The)
10.  Intel Corp.

                                                    www.mainstayfunds.com     19

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Richard A. Rosen, CFA, and Mark T. Spellman of MacKay Shields LLC

HOW DID MAINSTAY ALL CAP VALUE FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12-MONTH REPORTING PERIOD?

Excluding all sales charges, MainStay All Cap Value Fund returned 16.21% for Class A shares, 15.41% for Class B shares, and 15.33% for Class C shares for the 12 months ended October 31, 2006. Over the same period, the Fund's Class I shares returned 16.81%. All share classes underperformed the 21.58% return of the Russell 3000(R) Value Index,(1) the Fund's broad-based securities-market index, for the 12-month period. All share classes also underperformed the 17.77% return of the average Lipper(2) multi-cap value fund for the 12 months ended October 31, 2006.

WHICH FUND HOLDINGS WERE PARTICULARLY STRONG DURING THE REPORTING PERIOD?

Despite volatile prices in the energy sector, integrated oil producers ExxonMobil and Chevron were strong performers for the Fund. Offshore driller Transocean advanced on improvements in pricing and demand. We added to the Fund's position in Chevron when the stock price weakened, and we reduced the Fund's position in Transocean as the stock neared our price target.

In the consumer discretionary sector, Comcast was a strong performer, and we sold a portion of the Fund's position in the stock as it neared our price target.

Strong stocks in the financials sector included Goldman Sachs, Morgan Stanley, Merrill Lynch, and JPMorgan Chase. We trimmed the Fund's positions in Goldman Sachs and Merrill Lynch as the stocks approached our price targets. Bank of America was also a positive contributor to the Fund's performance.

Retailer Christopher & Banks saw improving sales trends and generated strong returns from the beginning of the reporting period until we sold the entire position when the stock reached our price target.

Among pharmaceuticals, Pfizer was up on positive product news. Drug retailer CVS also did well, despite a pullback late in the reporting period. We reduced the Fund's position in CVS as the stock neared our price target.

Among industrials, defense company Northrop Grumman advanced on solid order rates and continued defense spending. We reduced the Fund's position in the stock as it reached our price target.

WHICH STOCKS DETRACTED FROM THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD?

Several holdings in the materials sector detracted from results. Specialty chemicals maker Chemtura declined on disappointing end-user demand. Owens-Illinois felt the impact of rising costs and its shares were weak from the beginning of the reporting period until we eliminated the position.

Information technology holdings were mixed. Nokia and BMC Software advanced, but overall the sector was a negative contributor to the Fund's performance. Microprocessor manufacturers Intel and Advanced Micro Devices both declined on increasing competition.

Although Verizon and AT&T advanced, telecommunication services generally detracted from relative results, largely because of weakness at wireless carrier Sprint Nextel. The company's acquisition integration was disappointing, and we reduced the Fund's position in the stock.

Other detractors included Learning Tree International, Home Depot, and TRW Automotive. Learning Tree International's stock price declined substantially before we sold the Fund's entire position.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

As of October 31, 2006, the Fund was overweighted relative to the Russell 3000(R) Value Index in the health care, information technology, telecommunications services, materials, and consumer discretionary sectors. On the same date, the Fund was underweighted in energy, financials, industrials, and utilities and roughly aligned with the Index in consumer staples.


Mid-capitalization companies are generally less established and their stocks may be more volatile and less liquid than the securities of large companies. Stocks of small companies may be subject to greater price volatility, significantly lower trading volumes, and greater spreads between bid and ask prices than stocks of larger companies. Small companies may be more vulnerable to adverse business or market developments than mid- or large-capitalization companies. The principal risk of investing in value stocks is that they may never reach what the portfolio manager believes is their full value or they may even go down in value.
1. See footnote on page 17 for more information on the Russell 3000(R) Value Index.
2. See footnote on page 17 for more information on Lipper Inc.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ABOUT MAINSTAY ALL CAP VALUE FUND ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

 20   MainStay All Cap Value Fund

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2006


                                                       SHARES          VALUE
COMMON STOCKS (94.1%)+
----------------------------------------------------------------------------
AEROSPACE & DEFENSE (2.5%)
Honeywell International, Inc.                          58,900   $  2,480,868
Northrop Grumman Corp.                                 20,900      1,387,551
                                                                ------------
                                                                   3,868,419
                                                                ------------
AUTO COMPONENTS (1.3%)
TRW Automotive Holdings Corp. (a)                      76,800      1,969,920
                                                                ------------
BUILDING PRODUCTS (1.4%)
American Standard Cos., Inc.                           47,400      2,099,346
                                                                ------------
CAPITAL MARKETS (5.1%)
Bank of New York Co., Inc. (The)                       42,600      1,464,162
Goldman Sachs Group, Inc. (The)                         9,400      1,784,026
Merrill Lynch & Co., Inc. (b)                          28,700      2,508,954
Morgan Stanley                                         27,200      2,078,896
                                                                ------------
                                                                   7,836,038
                                                                ------------
CHEMICALS (3.1%)
Chemtura Corp.                                        170,100      1,459,458
V  E.I. du Pont de Nemours & Co.                       69,800      3,196,840
                                                                ------------
                                                                   4,656,298
                                                                ------------
COMMERCIAL BANKS (4.4%)
PNC Financial Services Group, Inc.                     12,900        903,387
U.S. Bancorp                                           79,500      2,690,280
Wachovia Corp.                                         26,700      1,481,850
Wells Fargo & Co. (b)                                  44,600      1,618,534
                                                                ------------
                                                                   6,694,051
                                                                ------------
COMMUNICATIONS EQUIPMENT (3.1%)
Motorola, Inc.                                         97,400      2,246,044
Nokia Oyj, Sponsored ADR (c)                          124,900      2,483,012
                                                                ------------
                                                                   4,729,056
                                                                ------------
COMPUTERS & PERIPHERALS (0.5%)
Emulex Corp. (a)                                       41,800        785,840
                                                                ------------

CONTAINERS & PACKAGING (0.8%)
Ball Corp.                                             29,800      1,239,382
                                                                ------------

DIVERSIFIED FINANCIAL SERVICES (9.4%)
V  Bank of America Corp.                               83,433      4,494,536
V  Citigroup, Inc.                                    127,933      6,417,119
V  JPMorgan Chase & Co.                                73,356      3,480,009
                                                                ------------
                                                                  14,391,664
                                                                ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (5.6%)
AT&T, Inc.                                             77,300      2,647,525
Iowa Telecommunications Services, Inc.                 53,800      1,072,772
Premiere Global Services, Inc. (a)                    159,900      1,330,368
V  Verizon Communications, Inc.                        94,400      3,492,800
                                                                ------------
                                                                   8,543,465
                                                                ------------


                                                       SHARES          VALUE
ELECTRIC UTILITIES (0.9%)
FirstEnergy Corp.                                      23,500   $  1,382,975
                                                                ------------

ENERGY EQUIPMENT & SERVICES (4.0%)
ENSCO International, Inc.                              52,900      2,590,513
Rowan Cos., Inc. (b)                                   51,200      1,709,056
Transocean, Inc. (a)                                   25,200      1,828,008
                                                                ------------
                                                                   6,127,577
                                                                ------------
FOOD & STAPLES RETAILING (3.3%)
CVS Corp.                                              46,300      1,452,894
Kroger Co. (The)                                       93,900      2,111,811
Wal-Mart Stores, Inc.                                  29,500      1,453,760
                                                                ------------
                                                                   5,018,465
                                                                ------------
FOOD PRODUCTS (2.0%)
Cadbury Schweppes PLC, Sponsored ADR (c)               21,200        860,508
General Mills, Inc.                                    35,100      1,994,382
J.M. Smucker Co. (The)                                  5,100        249,900
                                                                ------------
                                                                   3,104,790
                                                                ------------
HEALTH CARE PROVIDERS & SERVICES (0.4%)
Quest Diagnostics, Inc.                                10,800        537,192
                                                                ------------

HOUSEHOLD PRODUCTS (1.4%)
Kimberly-Clark Corp.                                   31,900      2,121,988
                                                                ------------

INSURANCE (4.7%)
Allstate Corp. (The)                                   15,300        938,808
Genworth Financial, Inc. Class A                       65,900      2,203,696
Hartford Financial Services
 Group, Inc. (The)                                     24,400      2,126,948
Prudential Financial, Inc.                             25,000      1,923,250
                                                                ------------
                                                                   7,192,702
                                                                ------------
IT SERVICES (0.9%)
Computer Sciences Corp. (a)                            26,400      1,395,240
                                                                ------------

LIFE SCIENCES TOOLS & SERVICES (0.8%)
Cambrex Corp.                                          48,900      1,144,260
                                                                ------------

MACHINERY (1.0%)
Kadant, Inc. (a)                                       34,300        936,390
Pentair, Inc.                                          19,400        639,036
                                                                ------------
                                                                   1,575,426
                                                                ------------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    21


                                                       SHARES          VALUE
COMMON STOCKS (CONTINUED)
----------------------------------------------------------------------------
MEDIA (4.6%)
Comcast Corp. Class A (a)                              50,000   $  2,033,500
Gannett Co., Inc. (b)                                  24,700      1,460,758
Time Warner, Inc.                                      81,500      1,630,815
Tribune Co. (b)                                        56,900      1,896,477
                                                                ------------
                                                                   7,021,550
                                                                ------------
METALS & MINING (1.1%)
Alcoa, Inc.                                            59,872      1,730,900
                                                                ------------
MULTI-UTILITIES (1.1%)
Duke Energy Corp.                                      51,100      1,616,804
                                                                ------------

OIL, GAS & CONSUMABLE FUELS (5.0%)
V  Chevron Corp.                                       45,542      3,060,422
ConocoPhillips                                         42,800      2,578,272
ExxonMobil Corp.                                       16,600      1,185,572
Valero Energy Corp.                                    14,400        753,552
                                                                ------------
                                                                   7,577,818
                                                                ------------
PHARMACEUTICALS (11.7%)
Abbott Laboratories                                    55,400      2,632,054
Barr Pharmaceuticals, Inc. (a)                         28,600      1,497,782
Forest Laboratories, Inc. (a)                          18,300        895,602
Johnson & Johnson                                      41,800      2,817,320
KOS Pharmaceuticals, Inc. (a)(b)                       36,100      1,795,975
V  Pfizer, Inc.                                       206,200      5,495,230
Wyeth                                                  51,200      2,612,736
                                                                ------------
                                                                  17,746,699
                                                                ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (4.6%)
Advanced Micro Devices, Inc. (a)                       82,600      1,756,902
V  Intel Corp.                                        132,400      2,825,416
Texas Instruments, Inc. (b)                            81,800      2,468,724
                                                                ------------
                                                                   7,051,042
                                                                ------------
SPECIALTY RETAIL (3.9%)
Cost Plus, Inc. (a)(b)                                 20,600        246,170
Gap, Inc. (The)                                        84,800      1,782,496
V  Home Depot, Inc. (The)                              79,500      2,967,735
Lowe's Cos., Inc.                                      29,800        898,172
                                                                ------------
                                                                   5,894,573
                                                                ------------
THRIFTS & MORTGAGE FINANCE (2.5%)
V  PMI Group, Inc. (The)                               73,600      3,139,040
Washington Mutual, Inc.                                16,900        714,870
                                                                ------------
                                                                   3,853,910
                                                                ------------
TRADING COMPANIES & DISTRIBUTORS (1.1%)
W.W. Grainger, Inc.                                    23,000      1,673,940
                                                                ------------


                                                       SHARES          VALUE
WIRELESS TELECOMMUNICATION SERVICES (1.9%)
ALLTEL Corp.                                           13,200   $    703,692
Sprint Nextel Corp.                                   113,400      2,119,446
                                                                ------------
                                                                   2,823,138
                                                                ------------
Total Common Stocks
 (Cost $119,712,165)                                             143,404,468
                                                                ------------
                                                    NUMBER OF
                                                    CONTRACTS
PURCHASED PUT OPTIONS (0.1%)
----------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES (0.0%)++
Rowan Cos., Inc.
 Strike Price $32.50
 Expire 11/18/06 (a)                                   29,400         36,750
                                                                ------------

PHARMACEUTICALS (0.1%)
KOS Pharmaceuticals, Inc.
 Strike Price $50.00
 Expire 5/19/07 (a)                                     9,100         60,060
                                                                ------------

SPECIALTY RETAIL (0.0%)++
Gap, Inc. (The)
 Strike Price $17.50
 Expire 11/18/06 (a)                                   50,000          3,750
                                                                ------------
Total Purchased Put Options
 (Premium $120,855)                                                  100,560
                                                                ------------
                                                    PRINCIPAL
                                                       AMOUNT
SHORT-TERM INVESTMENTS (11.8%)
----------------------------------------------------------------------------
COMMERCIAL PAPER (6.3%)
American Express Credit Corp.
 5.23%, due 11/3/06                                 $2,500,000     2,499,273
Fairway Finance Corp.
 5.289%, due 11/20/06 (d)                             497,299        497,299
Goldman Sachs Group, Inc.
 5.25%, due 11/2/06                                 3,190,000      3,189,535
Greyhawk Funding
 5.286%, due 11/13/06 (d)                             207,208        207,208
Jupiter Securitization Corp.
 5.303%, due 11/14/06 (d)                             207,208        207,208
Societe Generale North America, Inc.
 5.29%, due 11/1/06                                 2,985,000      2,985,000
                                                                ------------
Total Commercial Paper
 (Cost $9,585,523)                                                 9,585,523
                                                                ------------

 22   MainStay All Cap Value Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                                       SHARES          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
----------------------------------------------------------------------------
INVESTMENT COMPANY (1.6%)
BGI Institutional Money Market Fund (d)             2,474,547   $  2,474,547
                                                                ------------
Total Investment Company
 (Cost $2,474,547)                                                 2,474,547
                                                                ------------
                                                    PRINCIPAL
                                                       AMOUNT
REPURCHASE AGREEMENT (0.3%)
Morgan Stanley & Co.
 5.42%, dated 10/31/06
 due 11/1/06
 Proceeds at Maturity $541,225
 (Collateralized by various Corporate Bonds,
 with rates between 0% - 8.40% and
 maturity dates between 1/30/07 - 6/15/34,
 with a Principal Amount of
 $547,350 and a Market Value
 of $562,658) (d)                                   $ 541,144        541,144
                                                                ------------
Total Repurchase Agreement
 (Cost $541,144)                                                     541,144
                                                                ------------
TIME DEPOSITS (3.6%)
Banco Bilbao Vizcaya Argentaria S.A.
 5.30%, due 1/9/07 (d)                                414,416        414,416
Bank of America
 5.27%, due 11/21/06 (d)(e)                           414,416        414,416
Bank of Montreal
 5.28%, due 11/27/06 (d)                              414,416        414,416
Bank of Nova Scotia
 5.30%, due 11/10/06 (d)                              414,416        414,416
Barclays
 5.32%, due 1/18/07 (d)                               414,416        414,416
Deutsche Bank AG
 5.27%, due 11/9/06 (d)                               290,091        290,091
Fortis Bank
 5.27%, due 11/6/06 (d)                               828,832        828,832
Halifax Bank of Scotland
 5.30%, due 1/10/07 (d)                               414,416        414,416

                                                    PRINCIPAL
                                                       AMOUNT          VALUE
TIME DEPOSITS (CONTINUED)
Lloyds TSB Bank PLC
 5.30%, due 12/21/06 (d)                            $ 414,416   $    414,416
Royal Bank of Canada
 5.30%, due 12/22/06 (d)                              414,416        414,416
Royal Bank of Scotland
 5.29%, due 12/12/06 (d)                              414,416        414,416
Skandinaviska Enskilda Banken AB
 5.31%, due 11/3/06 (d)                               414,416        414,416
UBS AG
 5.28%, due 12/5/06 (d)                               207,208        207,208
                                                                ------------
Total Time Deposits
 (Cost $5,470,291)                                                 5,470,291
                                                                ------------
Total Short-Term Investments
 (Cost $18,071,505)                                               18,071,505
                                                                ------------
Total Investments
 (Cost $137,904,525) (f)                                106.0%   161,576,533(g)
Liabilities in Excess of
 Cash and Other Assets                                   (6.0)    (9,185,630)
                                                    ---------   ------------
Net Assets                                              100.0%  $152,390,903
                                                    =========   ============

++   Less than one tenth of a percent.
(a)  Non-income producing security.
(b)  Represents a security, or a portion thereof, which is out on loan.
(c)  ADR--American Depositary Receipt.
(d)  Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(e)  Floating rate. Rate shown is the rate in effect at October 31, 2006.
(f)  The cost for federal income tax purposes is $138,087,299.
(g)  At October 31, 2006 net unrealized appreciation was $23,489,234, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $24,958,989 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $1,469,755.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    23

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2006

ASSETS:
Investment in securities, at value (identified
  cost
  $137,904,525) including $9,076,708 market
  value of securities loaned                    $161,576,533
Cash                                                   1,379
Receivables:
  Investment securities sold                       1,180,736
  Dividends and interest                             140,064
  Fund shares sold                                    73,447
Other assets                                          13,132
                                                -------------
    Total assets                                 162,985,291
                                                -------------
LIABILITIES:
Securities lending collateral                      9,397,697
Payables:
  Investment securities purchased                    896,211
  Fund shares redeemed                               126,455
  Manager (See Note 3)                                80,743
  Transfer agent (See Note 3)                         30,465
  Professional fees                                   26,904
  NYLIFE Distributors (See Note 3)                    13,680
  Shareholder communication                           13,247
  Custodian                                            2,943
  Directors                                            1,987
Accrued expenses                                       4,056
                                                -------------
    Total liabilities                             10,594,388
                                                -------------
Net assets                                      $152,390,903
                                                =============

COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001 per share)
  1 billion shares authorized:
  Class A                                       $      1,301
  Class B                                                525
  Class C                                                195
  Class I                                              7,779
Additional paid-in capital                       121,638,608
Accumulated undistributed net investment
  income                                           1,462,000
Accumulated undistributed net realized gain on
  investments, foreign currency transactions
  and written option transactions                  5,608,487
Net unrealized appreciation on investments        23,672,008
                                                -------------
Net assets                                      $152,390,903
                                                =============
CLASS A
Net assets applicable to outstanding shares     $ 20,145,437
                                                =============
Shares of capital stock outstanding                1,301,428
                                                =============
Net asset value per share outstanding           $      15.48
Maximum sales charge (5.50% of offering price)          0.90
                                                -------------
Maximum offering price per share outstanding    $      16.38
                                                =============
CLASS B
Net assets applicable to outstanding shares     $  8,019,558
                                                =============
Shares of capital stock outstanding                  524,918
                                                =============
Net asset value and offering price per share
  outstanding                                   $      15.28
                                                =============
CLASS C
Net assets applicable to outstanding shares     $  2,980,890
                                                =============
Shares of capital stock outstanding                  195,195
                                                =============
Net asset value and offering price per share
  outstanding                                   $      15.27
                                                =============
CLASS I
Net assets applicable to outstanding shares     $121,245,018
                                                =============
Shares of capital stock outstanding                7,778,659
                                                =============
Net asset value and offering price per share
  outstanding                                   $      15.59
                                                =============

 24   MainStay All Cap Value Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2006

INVESTMENT INCOME:
INCOME:
  Dividends (a)                                  $ 2,810,752
  Interest                                           230,329
  Income from securities loaned--net                  18,220
                                                 ------------
    Total income                                   3,059,301
                                                 ------------
EXPENSES:
  Manager (See Note 3)                             1,224,227
  Transfer agent--Classes A, B and C
    (See Note 3)                                      77,142
  Transfer agent--Class I (See Note 3)               105,626
  Distribution--Class B (See Note 3)                  52,315
  Distribution--Class C (See Note 3)                  14,776
  Distribution/Service--Class A (See Note 3)          42,111
  Service--Class B (See Note 3)                       17,438
  Service--Class C (See Note 3)                        4,925
  Professional fees                                   60,651
  Registration                                        52,980
  Shareholder communication                           26,156
  Custodian                                           10,373
  Directors                                           10,325
  Miscellaneous                                       21,690
                                                 ------------
    Total expenses before waiver                   1,720,735
  Expense waiver from Manager (See Note 3)          (181,402)
                                                 ------------
    Net expenses                                   1,539,333
                                                 ------------
Net investment income                              1,519,968
                                                 ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS, FOREIGN CURRENCY
TRANSACTIONS AND WRITTEN OPTION TRANSACTIONS:
Net realized gain on:
  Security transactions                           13,965,255
  Written option transactions                         36,585
  Foreign currency transactions                           28
                                                 ------------
Net realized gain on investments, foreign
  currency transactions and written option
  transactions                                    14,001,868
                                                 ------------
Net change in unrealized appreciation on
  investments                                      6,775,797
                                                 ------------
Net realized and unrealized gain on
  investments, foreign currency transactions
  and written option transactions                 20,777,665
                                                 ------------
Net increase in net assets resulting from
  operations                                     $22,297,633
                                                 ============

(a) Dividends recorded net of foreign withholding taxes in the amount of $868.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    25

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED OCTOBER 31, 2006 AND OCTOBER 31, 2005

                                             2006           2005
INCREASE IN NET ASSETS:
Operations:
 Net investment income               $  1,519,968   $  1,169,942
 Net realized gain on investments,
  foreign currency transactions and
  written option transactions          14,001,868     11,326,646
 Net change in unrealized
  appreciation on investments           6,775,797       (207,866)
                                     ---------------------------
 Net increase in net assets
  resulting from operations            22,297,633     12,288,722
                                     ---------------------------

Dividends to shareholders:
 From net investment income:
   Class A                                (49,050)       (78,908)
   Class B                                     --        (21,359)
   Class C                                     --         (4,742)
   Class I                             (1,132,744)    (1,286,172)
                                     ---------------------------
 Total dividends to shareholders       (1,181,794)    (1,391,181)
                                     ---------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                              6,427,849      5,058,982
   Class B                              2,867,023      4,516,376
   Class C                              1,701,397        952,904
   Class I                             19,649,770     17,479,448
 Net asset value of shares issued to
  shareholders in reinvestment of dividends:
   Class A                                 46,111         75,411
   Class B                                     --         19,671
   Class C                                     --          4,117
   Class I                              1,132,524      1,285,964
                                     ---------------------------
                                       31,824,674     29,392,873
 Cost of shares redeemed:
   Class A                             (3,621,129)    (2,458,086)
   Class B                             (1,310,952)      (961,401)
   Class C                               (645,667)      (264,386)
   Class I                            (35,625,938)   (27,968,359)
                                     ---------------------------
                                      (41,203,686)   (31,652,232)
 Net asset value of shares converted
  (see Note 1):
   Class A                              2,231,279             --
   Class B                             (2,231,279)            --
   Decrease in net assets derived
    from capital share transactions    (9,379,012)    (2,259,359)
                                     ---------------------------
   Net increase in net assets          11,736,827      8,638,182

                                             2006           2005

NET ASSETS:
Beginning of year                    $140,654,076   $132,015,894
                                     ---------------------------
End of year                          $152,390,903   $140,654,076
                                     ===========================
Accumulated undistributed net
 investment income at end of year    $  1,462,000   $  1,123,798
                                     ===========================

 26   MainStay All Cap Value Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                    www.mainstayfunds.com     27

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                                         CLASS A
                                                              -------------------------------------------------------------
                                                                                                                JANUARY 2,
                                                                                                                   2004*
                                                                                                                  THROUGH
                                                                 YEAR ENDED OCTOBER 31,                         OCTOBER 31,
                                                              2006                      2005                        2004
Net asset value at beginning of period                     $ 13.37                   $ 12.40                     $12.08
                                                           -------                   -------                   -----------
Net investment income (loss) (a)                              0.10                      0.03                       0.06
Net realized and unrealized gain on investments               2.06                      1.04                       0.26
                                                           -------                   -------                   -----------
Total from investment operations                             2.16                      1.07                       0.32
                                                           -------                   -------                   -----------
Less dividends:
  From net investment income                                (0.05)                    (0.10)                        --
                                                          -------                   -------                   -----------
Net asset value at end of period                          $ 15.48                   $ 13.37                     $12.40
                                                          =======                   =======                   ===========
Total investment return (b)                                 16.21%                     8.67%                      2.65%(c)
Ratios (to average net assets)/Supplemental Data:
  Net investment income (loss)                               0.72%                     0.24%                      0.65%+
  Net expenses                                               1.40%                     1.65%                      1.33%+
  Expenses (before waiver)                                   1.53%                     1.76%                      1.45%+
Portfolio turnover rate                                        43%                       39%                        48%
Net assets at end of period (in 000's)                    $20,145                   $12,641                     $9,206

                                                                                         CLASS C
                                                              -------------------------------------------------------------
                                                                                                                JANUARY 2,
                                                                                                                   2004*
                                                                                                                  THROUGH
                                                                  YEAR ENDED OCTOBER 31,                        OCTOBER 31,
                                                               2006                     2005                       2004
Net asset value at beginning of period                        $13.24                   $12.33                     $12.08
                                                              ------                   ------                   -----------
Net investment income (loss) (a)                               (0.01)                   (0.07)                     (0.01)
Net realized and unrealized gain (loss) on investments          2.04                     1.04                       0.26
                                                              ------                   ------                   -----------
Total from investment operations                                2.03                     0.97                       0.25
                                                              ------                   ------                   -----------
Less dividends and distributions:
  From net investment income                                      --                    (0.06)                        --
  From net realized gain on investments                           --                       --                         --
                                                              ------                   ------                   -----------
Total dividends and distributions                                 --                    (0.06)                        --
                                                              ------                   ------                   -----------
Net asset value at end of period                              $15.27                   $13.24                     $12.33
                                                              ======                   ======                   ===========
Total investment return (b)                                    15.33%                    7.85%                      2.07%(c)
Ratios (to average net assets)/Supplemental Data:
  Net investment income (loss)                                 (0.05%)                  (0.51%)                    (0.10%)+
  Net expenses                                                  2.15%                    2.40%                      2.08% +
  Expenses (before waiver)                                      2.28%                    2.51%                      2.20% +
Portfolio turnover rate                                           43%                      39%                        48%
Net assets at end of period (in 000's)                        $2,981                   $1,643                     $  884

*    Commencement of operations.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charge. Class I is not subject to sales charges.
(c)  Total return is not annualized.

 28   MainStay All Cap Value Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                             CLASS B
-----------------------------------------------------------------
                                                      JANUARY 2,
                                                         2004*
                                                        THROUGH
        YEAR ENDED OCTOBER 31,                        OCTOBER 31,
     2006                     2005                       2004
    $13.24                   $12.33                     $12.08
    ------                   ------                   -----------
     (0.01)                   (0.07)                     (0.01)
      2.05                     1.04                       0.26
    ------                   ------                   -----------
      2.04                     0.97                       0.25
    ------                   ------                   -----------
        --                    (0.06)                        --
    ------                   ------                   -----------
    $15.28                   $13.24                     $12.33
    ======                   ======                   ===========
     15.41%                    7.85%                      2.07%(c)
     (0.04%)                  (0.51%)                    (0.10%)+
      2.15%                    2.40%                      2.08% +
      2.28%                    2.51%                      2.20% +
        43%                      39%                        48%
    $8,020                   $7,670                     $3,776

                                                        CLASS I
------------------------------------------------------------------------------------------------------------------------
                                                   YEAR ENDED OCTOBER 31,
      2006                       2005                       2004                       2003                       2002
    $  13.48                   $  12.44                   $  11.26                   $   9.38                   $  12.55
    --------                   --------                   --------                   --------                   --------
        0.17                       0.13                       0.11                       0.14                       0.13
        2.08                       1.05                       1.23                       1.85                      (1.86)
    --------                   --------                   --------                   --------                   --------
        2.25                       1.18                       1.34                       1.99                      (1.73)
    --------                   --------                   --------                   --------                   --------
       (0.14)                     (0.14)                     (0.16)                     (0.11)                     (0.31)
          --                         --                         --                         --                      (1.13)
    --------                   --------                   --------                   --------                   --------
       (0.14)                     (0.14)                     (0.16)                     (0.11)                     (1.44)
    --------                   --------                   --------                   --------                   --------
    $  15.59                   $  13.48                   $  12.44                   $  11.26                   $   9.38
    ========                   ========                   ========                   ========                   ========
       16.81%                      9.48%                     11.97%                     21.43%                    (16.46%)
        1.19%                      0.95%                      1.04%                      1.37%                      1.12%
        0.94%                      0.94%                      0.94%                      0.94%                      0.94%
        1.07%                      1.05%                      1.06%                      1.11%                      1.12%
          43%                        39%                        48%                        64%                        65%
    $121,245                   $118,701                   $118,150                   $163,551                   $137,069

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    29

MAINSTAY MID CAP OPPORTUNITY FUND
INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM. PERFORMANCE DATA SHOWN EXCLUDING SALES CHARGES DOES NOT REFLECT THE DEDUCTION OF ANY SALES LOAD, WHICH IF REFLECTED, WOULD REDUCE PERFORMANCE QUOTED.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
With sales charges        6.68%  12.26%  11.03%
Excluding sales charges  12.89   13.54   11.66

(PERFORMANCE GRAPH)                                         (With sales charges)

                                          MAINSTAY MID CAP        RUSSELL MIDCAP         RUSSELL MIDCAP
                                          OPPORTUNITY FUND         VALUE INDEX               INDEX              S&P 500 INDEX
                                          ----------------        --------------         --------------         -------------
10/31/96                                        9450                  10000                  10000                  10000
                                               12924                  13250                  12877                  13211
                                               14101                  14011                  13452                  16117
                                               14094                  14809                  15755                  20253
                                               15489                  16564                  19493                  21487
                                               15087                  16336                  15980                  16136
                                               14995                  15850                  14698                  13698
                                               19531                  21157                  19972                  16548
                                               22005                  25333                  22985                  18107
                                               25216                  30273                  27143                  19686
10/31/06                                       28467                  36483                  31868                  22903

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
With sales charges        7.09%  12.45%  10.77%
Excluding sales charges  12.09   12.70   10.77

(PERFORMANCE GRAPH)                                         (With sales charges)

                                          MAINSTAY MID CAP        RUSSELL MIDCAP         RUSSELL MIDCAP
                                          OPPORTUNITY FUND         VALUE INDEX               INDEX              S&P 500 INDEX
                                          ----------------        --------------         --------------         -------------
10/31/96                                       10000                  10000                  10000                  10000
                                               13537                  13250                  12877                  13211
                                               14657                  14011                  13452                  16117
                                               14517                  14809                  15755                  20253
                                               15823                  16564                  19493                  21487
                                               15297                  16336                  15980                  16136
                                               15091                  15850                  14698                  13698
                                               19507                  21157                  19972                  16548
                                               21803                  25333                  22985                  18107
                                               24813                  30273                  27143                  19686
10/31/06                                       27812                  36483                  31868                  22903

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
With sales charges       11.09%  12.71%  10.78%
Excluding sales charges  12.09   12.71   10.78

(PERFORMANCE GRAPH)                                         (With sales charges)

                                          MAINSTAY MID CAP        RUSSELL MIDCAP         RUSSELL MIDCAP
                                          OPPORTUNITY FUND         VALUE INDEX               INDEX              S&P 500 INDEX
                                          ----------------        --------------         --------------         -------------
10/31/96                                       10000                  10000                  10000                  10000
                                               13533                  13250                  12877                  13211
                                               14662                  14011                  13452                  16117
                                               14514                  14809                  15755                  20253
                                               15819                  16564                  19493                  21487
                                               15302                  16336                  15980                  16136
                                               15087                  15850                  14698                  13698
                                               19535                  21157                  19972                  16548
                                               21823                  25333                  22985                  18107
                                               24827                  30273                  27143                  19686
10/31/06                                       27828                  36483                  31868                  22903

Performance tables and graphs do not reflect any deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges as explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Class R3 shares are sold with no initial sales charge or CDSC, have an annual 12b-1 fee of .50%, and are available in certain individual retirement accounts or in certain retirement plans. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors/Trustees. The Manager may recoup the amount of any management fee waivers or expense

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 30   MainStay Mid Cap Opportunity Fund

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
                         13.24%  13.89%  11.96%

(PERFORMANCE GRAPH)

                                          MAINSTAY MID CAP        RUSSELL MIDCAP         RUSSELL MIDCAP
                                          OPPORTUNITY FUND         VALUE INDEX               INDEX              S&P 500 INDEX
                                          ----------------        --------------         --------------         -------------
10/31/96                                       10000                  10000                  10000                  10000
                                               13701                  13250                  12877                  13211
                                               14989                  14011                  13452                  16117
                                               15014                  14809                  15755                  20253
                                               16541                  16564                  19493                  21487
                                               16151                  16336                  15980                  16136
                                               16090                  15850                  14698                  13698
                                               21012                  21157                  19972                  16548
                                               23737                  25333                  22985                  18107
                                               27324                  30273                  27143                  19686
10/31/06                                       30943                  36483                  31868                  22903

CLASS R3 SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
                         12.55%  13.20%  11.29%

(PERFORMANCE GRAPH)

                                          MAINSTAY MID CAP        RUSSELL MIDCAP         RUSSELL MIDCAP
                                          OPPORTUNITY FUND         VALUE INDEX               INDEX              S&P 500 INDEX
                                          ----------------        --------------         --------------         -------------
10/31/96                                       10000                  10000                  10000                  10000
                                               13619                  13250                  12877                  13211
                                               14811                  14011                  13452                  16117
                                               14746                  14809                  15755                  20253
                                               16149                  16564                  19493                  21487
                                               15673                  16336                  15980                  16136
                                               15521                  15850                  14698                  13698
                                               20147                  21157                  19972                  16548
                                               22624                  25333                  22985                  18107
                                               25887                  30273                  27143                  19686
10/31/06                                       29136                  36483                  31868                  22903

                                                          ONE     FIVE     TEN
BENCHMARK PERFORMANCE                                    YEAR    YEARS    YEARS
-------------------------------------------------------------------------------

Russell Midcap(R) Value Index(1)                         20.51%  17.43%   13.82%
Russell Midcap(R) Index(2)                               17.41   14.80    12.29
S&P 500(R) Index(3)                                      16.34    7.26     8.64
Average Lipper mid-cap value fund(4)                     16.81   14.71    11.87

reimbursements from the Fund pursuant to this agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense. From inception (12/27/94) through 12/31/03, performance for Class A and B shares (each first offered 1/2/04) includes the historical performance of Class I shares adjusted to reflect the applicable sales charge (or CDSC) and fees and expenses for Class A and B shares. Prior to 1/2/04, the Fund offered Class L shares, which were subject to a 1.00% sales charge and a 1.00% CDSC on redemptions within one year of purchase. From inception through 12/29/02, performance for Class L shares (first offered 12/30/02) includes the historical performance of Class I shares adjusted to reflect the applicable sales charge, CDSC, and fees and expenses for Class L shares. Effective 1/2/04, all outstanding Class L shares of the Fund were converted to Class C shares, redesignated Class C shares, or both. Prior to 4/28/06, performance for Class R3 shares includes the historical performance of Class I shares adjusted to reflect the fees and expenses for Class R3 shares.
1. The Russell Midcap(R) Value Index is an unmanaged index that measures the performance of those Russell Midcap(R) companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which, in turn, is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results for all indices assume reinvestment of all income and capital gains. The Russell Midcap(R) Value Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
2. The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which, in turn, is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
3. "S&P 500" is a trademark of the McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
4. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                    www.mainstayfunds.com     31

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY MID CAP OPPORTUNITY FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2006, to October 31, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2006, to October 31, 2006.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended October 31, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            5/1/06            10/31/06          PERIOD(1)           10/31/06           PERIOD(1)

CLASS A SHARES                        $1,000.00         $1,003.65           $ 6.82            $1,018.25            $ 6.87
---------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                        $1,000.00         $1,000.10           $10.59            $1,014.50            $10.66
---------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                        $1,000.00         $1,000.10           $10.59            $1,014.50            $10.66
---------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                        $1,000.00         $1,005.40           $ 5.26            $1,019.80            $ 5.29
---------------------------------------------------------------------------------------------------------------------------

CLASS R3 SHARES                       $1,000.00         $1,002.30           $ 8.28            $1,016.80            $ 8.34
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (1.35% for Class A, 2.10% for Class B and Class C, 1.04% for Class I, and 1.64% for Class R3) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). In the absence of waivers and/or reimbursements, expenses would have been higher.



 32   MainStay Mid Cap Opportunity Fund

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2006

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                                     99.9
Short-Term Investments (collateral from securities lending                        16.7
  is 16.7%)
Liabilities in Excess of Cash and Other Assets                                   (16.6)

See Portfolio of Investments on page 35 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2006 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Entergy Corp.
 2.  Edison International
 3.  Equity Office Properties Trust
 4.  PG&E Corp.
 5.  American Electric Power Co., Inc.
 6.  Mattel, Inc
 7.  United States Steel Corp.
 8.  Clorox Co. (The)
 9.  AmerisourceBergen Corp.
10.  CIGNA Corp.

                                                    www.mainstayfunds.com     33

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Daniel Glickman and Victor Samoilovich of New York Life Investment Management LLC

HOW DID MAINSTAY MID CAP OPPORTUNITY FUND PERFORM RELATIVE TO ITS PEERS AND BENCHMARK FOR THE 12 MONTHS ENDED OCTOBER 31, 2006?

Excluding all sales charges, MainStay Mid Cap Opportunity Fund returned 12.89% for Class A shares, 12.09% for Class B shares, and 12.09% for Class C shares for the 12 months ended October 31, 2006. Over the same period, Class I shares returned 13.24% and Class R3 shares returned 12.55%.(1) All share classes underperformed the 20.51% return of the Russell Midcap(R) Value Index,(2) the Fund's broad-based securities-market index, for the 12-month reporting period. All share classes also underperformed the 16.81% return of the average Lipper(3) mid-cap value fund for the 12 months ended October 31, 2006.

WHAT FACTORS ACCOUNTED FOR THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

The Fund's disappointing performance resulted primarily from stock selection among financials, consumer staples, and energy stocks. Performance was also affected by an underweighted position in materials and an overweighted position in health care.

DURING THE REPORTING PERIOD, WHICH SECTORS WERE THE STRONGEST CONTRIBUTORS TO THE FUND'S PERFORMANCE AND WHICH ONES WERE THE WEAKEST?

During the 12 months ended October 31, 2006, the sector that made the greatest positive contribution to the Fund's absolute performance was industrials. Consumer discretionary and telecommunication services were also strong. The sectors that detracted the most from absolute performance were energy, consumer staples, and health care.

DURING THE REPORTING PERIOD, WHICH STOCKS WERE THE STRONGEST CONTRIBUTORS TO THE FUND'S PERFORMANCE AND WHICH STOCKS WERE THE WEAKEST?

The strongest individual contributors to absolute performance were CSX, Mattel, and Circuit City Stores. Major detractors from absolute performance included Louisiana-Pacific, Reliant Energy, and Goodyear Tire & Rubber. Since the Fund currently holds approximately 100 securities, no single stock will normally have a significant positive or negative impact on relative performance.

WHAT WERE SOME OF THE STOCKS THAT THE FUND PURCHASED OR SOLD DURING THE REPORTING PERIOD?

The Fund selects securities using a proprietary quantitative model to identify stocks that have attractive relative valuations, strong operating results, and positive price trends. Among the stocks that fit the Fund's purchase criteria during the reporting period were Entergy and IAC/Interactive. Among the stocks the Fund sold because of unattractive relative valuations, weakening operating results, and deteriorating price trends were Swift Transportation and Lafarge North America.

WERE THERE ANY CHANGES IN THE FUND'S WEIGHTINGS RELATIVE TO ITS BENCHMARK?

Weighting changes in the Fund are due to the Fund's proprietary quantitative security selection process. During the reporting period, the Fund increased its exposure to the financials and materials sectors. Over the same period, the Fund substantially decreased its relative weighting in the consumer discretionary sector.

As of October 31, 2006, the Fund was overweighted relative to the Russell Midcap(R) Value Index in financials and industrials. On the same date, the Fund was underweighted relative to the Index in information technology and consumer staples.


Mid-capitalization companies are generally less established and their stocks may be more volatile and less liquid than the securities of larger companies. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. The Fund may experience a portfolio turnover of more than 100% and may generate taxable short- term gains. The principal risk of investing in value stocks is that they may never reach what the portfolio manager believes is their full value or they may even go down in value. The Fund's use of securities lending presents the risk of default by the borrower, which may also result in a loss to the Fund. See additional securities-lending disclosure in the Notes to Financial Statements (Note 2).
1. Class R3 shares were first offered April 28, 2006.
2. See footnote on page 31 for more information on the Russell Midcap(R) Value Index.
3. See footnote on page 31 for more information on Lipper Inc.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ABOUT MAINSTAY MID CAP OPPORTUNITY FUND ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

 34   MainStay Mid Cap Opportunity Fund

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2006


                                                       SHARES          VALUE
COMMON STOCKS (99.9%)+
----------------------------------------------------------------------------
AUTO COMPONENTS (1.5%)
Autoliv, Inc.                                          37,323   $  2,122,559
                                                                ------------
BEVERAGES (0.9%)
PepsiAmericas, Inc.                                    64,652      1,322,133
                                                                ------------

BUILDING PRODUCTS (1.0%)
USG Corp. (a)(b)                                       27,620      1,350,342
                                                                ------------
CAPITAL MARKETS (2.7%)
A.G. Edwards, Inc.                                     37,616      2,145,993
Northern Trust Corp.                                   29,277      1,719,145
                                                                ------------
                                                                   3,865,138
                                                                ------------
COMMERCIAL BANKS (5.5%)
Commerce Bancshares, Inc.                              38,224      1,892,470
First Citizens BancShares, Inc. Class A                 3,121        586,124
Huntington Bancshares, Inc.                            91,175      2,225,582
M&T Bank Corp.                                         18,620      2,268,102
TCF Financial Corp.                                    33,051        860,318
                                                                ------------
                                                                   7,832,596
                                                                ------------
COMMERCIAL SERVICES & SUPPLIES (1.9%)
Allied Waste Industries, Inc. (a)                      40,206        488,503
Equifax, Inc.                                          12,935        491,918
Republic Services, Inc.                                40,752      1,671,239
                                                                ------------
                                                                   2,651,660
                                                                ------------
CONSUMER FINANCE (0.9%)
AmeriCredit Corp. (a)(b)                               48,177      1,231,886
                                                                ------------
DIVERSIFIED FINANCIAL SERVICES (2.0%)
CIT Group, Inc.                                        25,144      1,308,745
Leucadia National Corp.                                59,707      1,574,474
                                                                ------------
                                                                   2,883,219
                                                                ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (1.5%)
CenturyTel, Inc.                                       52,620      2,117,429
                                                                ------------
ELECTRIC UTILITIES (6.2%)
V  American Electric Power Co., Inc. (b)               63,482      2,630,059
V  Edison International                                66,226      2,943,083
V  Entergy Corp.                                       36,805      3,158,973
                                                                ------------
                                                                   8,732,115
                                                                ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (1.9%)
Avnet, Inc. (a)                                        70,697      1,674,105
Tech Data Corp. (a)                                    27,425      1,079,174
                                                                ------------
                                                                   2,753,279
                                                                ------------


                                                       SHARES          VALUE
FOOD PRODUCTS (0.9%)
Hershey Co. (The) (b)                                  23,429   $  1,239,628
                                                                ------------

GAS UTILITIES (1.4%)
Equitable Resources, Inc.                              49,111      1,989,978
                                                                ------------

HEALTH CARE PROVIDERS & SERVICES (3.4%)
V  AmerisourceBergen Corp.                             50,735      2,394,692
V  CIGNA Corp.                                         20,205      2,363,581
                                                                ------------
                                                                   4,758,273
                                                                ------------
HOUSEHOLD PRODUCTS (1.9%)
V  Clorox Co. (The)                                    38,026      2,454,959
Energizer Holdings, Inc. (a)                            2,773        216,710
                                                                ------------
                                                                   2,671,669
                                                                ------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (1.5%)
NRG Energy, Inc. (a)(b)                                42,970      2,069,005
                                                                ------------

INSURANCE (13.7%)
Ambac Financial Group, Inc.                            28,059      2,342,646
AmerUs Group Co.                                       28,272      1,936,067
Assurant, Inc. (b)                                     41,444      2,182,441
Cincinnati Financial Corp.                             46,956      2,143,541
Lincoln National Corp.                                 20,335      1,287,409
Nationwide Financial Services, Inc. Class A            39,574      2,015,108
Old Republic International Corp.                       92,153      2,076,207
Principal Financial Group, Inc.                         7,985        451,073
SAFECO Corp.                                           15,399        896,068
StanCorp Financial Group, Inc.                         41,562      1,898,968
Torchmark Corp.                                        34,622      2,135,485
                                                                ------------
                                                                  19,365,013
                                                                ------------
INTERNET & CATALOG RETAIL (2.9%)
Expedia, Inc. (a)                                     124,801      2,028,016
IAC/InterActiveCorp (a)(b)                             67,939      2,104,750
                                                                ------------
                                                                   4,132,766
                                                                ------------
IT SERVICES (1.0%)
Sabre Holdings Corp. Class A                           55,813      1,418,766
                                                                ------------

LEISURE EQUIPMENT & PRODUCTS (1.8%)
V  Mattel, Inc.                                       114,597      2,593,330
                                                                ------------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    35


                                                       SHARES          VALUE
COMMON STOCKS (CONTINUED)
----------------------------------------------------------------------------
MACHINERY (2.8%)
Flowserve Corp. (a)                                    35,936   $  1,904,608
SPX Corp.                                              36,690      2,110,409
                                                                ------------
                                                                   4,015,017
                                                                ------------
METALS & MINING (3.1%)
Steel Dynamics, Inc.                                   31,129      1,871,164
V  United States Steel Corp.                           38,232      2,584,483
                                                                ------------
                                                                   4,455,647
                                                                ------------
MULTILINE RETAIL (1.2%)
Dillard's, Inc. Class A (b)                            55,943      1,687,800
                                                                ------------
MULTI-UTILITIES (4.7%)
KeySpan Corp.                                          38,894      1,578,319
V  PG&E Corp.                                          66,826      2,882,874
Wisconsin Energy Corp.                                 48,044      2,207,141
                                                                ------------
                                                                   6,668,334
                                                                ------------
OIL, GAS & CONSUMABLE FUELS (2.3%)
Hess Corp.                                             40,956      1,736,534
Sunoco, Inc.                                           22,800      1,507,764
                                                                ------------
                                                                   3,244,298
                                                                ------------
PAPER & FOREST PRODUCTS (2.4%)
Louisiana-Pacific Corp.                                80,539      1,593,061
MeadWestvaco Corp.                                     67,278      1,851,491
                                                                ------------
                                                                   3,444,552
                                                                ------------
PHARMACEUTICALS (2.8%)
King Pharmaceuticals, Inc. (a)(b)                     116,873      1,955,285
Watson Pharmaceuticals, Inc. (a)                       72,783      1,958,591
                                                                ------------
                                                                   3,913,876
                                                                ------------
REAL ESTATE INVESTMENT TRUSTS (7.3%)
Annaly Capital Management, Inc. (b)                   140,604      1,844,724
Duke Realty Corp.                                      53,431      2,140,446
V  Equity Office Properties Trust (b)                  69,004      2,932,670
Essex Property Trust, Inc. (b)                          5,213        694,789
New Century Financial Corp. (b)                        45,002      1,772,179
New Plan Excel Realty Trust (b)                        34,568        995,558
                                                                ------------
                                                                  10,380,366
                                                                ------------
ROAD & RAIL (4.2%)
CSX Corp.                                              66,170      2,360,284
Laidlaw International, Inc.                            61,980      1,798,040
Ryder System, Inc. (b)                                 35,085      1,847,225
                                                                ------------
                                                                   6,005,549
                                                                ------------
SOFTWARE (1.3%)
Fair Isaac Corp.                                       48,229      1,766,628
                                                                ------------


                                                       SHARES          VALUE
SPECIALTY RETAIL (3.8%)
AutoNation, Inc. (a)                                   72,677   $  1,457,174
Circuit City Stores, Inc.                              62,022      1,673,354
OfficeMax, Inc.                                        45,794      2,178,879
                                                                ------------
                                                                   5,309,407
                                                                ------------
TEXTILES, APPAREL & LUXURY GOODS (1.0%)
Jones Apparel Group, Inc.                              44,159      1,474,911
                                                                ------------

THRIFTS & MORTGAGE FINANCE (5.0%)
Astoria Financial Corp.                                62,551      1,814,604
MGIC Investment Corp.                                  25,975      1,526,291
PMI Group, Inc. (The)                                  46,146      1,968,127
Radian Group, Inc.                                     33,518      1,786,509
                                                                ------------
                                                                   7,095,531
                                                                ------------
TOBACCO (1.0%)
UST, Inc.                                              26,778      1,434,230
                                                                ------------

TRADING COMPANIES & DISTRIBUTORS (1.3%)
GATX Corp.                                             40,540      1,766,328
                                                                ------------

WIRELESS TELECOMMUNICATION SERVICES (1.2%)
Crown Castle International Corp. (a)(b)                50,709      1,706,358
                                                                ------------
Total Common Stocks
 (Cost $127,351,898)                                             141,469,616
                                                                ------------
                                                    PRINCIPAL
                                                       AMOUNT
SHORT-TERM INVESTMENTS (16.7%)
----------------------------------------------------------------------------
COMMERCIAL PAPER (3.3%)
Fairway Finance Corp.
 5.289%, due 11/20/06 (c)                           $ 554,377        554,377
Greyhawk Funding
 5.286%, due 11/13/06 (c)                             554,377        554,377
Jupiter Securitization Corp.
 5.303%, due 11/14/06 (c)                             554,377        554,377
Lexington Parker Capital Co.
 5.282%, due 11/8/06 (c)                              554,377        554,377
Liberty Street Funding Co.
 5.286%, due 11/27/06 (c)                             554,377        554,377
Old Line Funding LLC
 5.287%, due 11/15/06 (c)                             554,377        554,377
Sheffiled Receivables Corp.
 5.272%, due 11/8/06 (c)                              554,377        554,377
Yorktown Capital LLC
 5.282%, due 11/16/06 (c)                             831,565        831,565
                                                                ------------
Total Commercial Paper
 (Cost $4,712,204)                                                 4,712,204
                                                                ------------

 36   MainStay Mid Cap Opportunity Fund    The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.


                                                       SHARES          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
----------------------------------------------------------------------------
INVESTMENT COMPANY (4.7%)
BGI Institutional Money Market Fund (c)             6,611,644   $  6,611,644
                                                                ------------
Total Investment Company
 (Cost $6,611,644)                                                 6,611,644
                                                                ------------
                                                    PRINCIPAL
                                                       AMOUNT
REPURCHASE AGREEMENT (1.7%)
Morgan Stanley & Co.
 5.42%, dated 10/31/06
 due 11/1/06
 Proceeds at Maturity $2,365,179
 (Collateralized by various Corporate Bonds,
 with rates between 0% - 8.40% and
 maturity dates between 1/30/07 - 6/15/34,
 with a Principal Amount
 of $2,391,941 and a Market Value
 of $2,458,836) (c)                                 $2,364,823     2,364,823
                                                                ------------
Total Repurchase Agreement
 (Cost $2,364,823)                                                 2,364,823
                                                                ------------
TIME DEPOSITS (7.0%)
Banco Bilbao Vizcaya Argentaria S.A.
 5.30%, due 1/9/07 (c)                                554,377        554,377
Bank of America
 5.27%, due 11/21/06 (c)(d)                         1,108,754      1,108,754
Bank of Montreal
 5.28%, due 11/27/06 (c)                              554,377        554,377
Bank of Nova Scotia
 5.30%, due 11/10/06 (c)                              554,377        554,377
Barclays
 5.32%, due 1/18/07 (c)                               831,565        831,565
Deutsche Bank AG
 5.27%, due 11/9/06 (c)                               554,377        554,377
Fortis Bank
 5.27%, due 11/6/06 (c)                             1,108,754      1,108,754
Halifax Bank of Scotland
 5.30%, due 1/10/07 (c)                               554,377        554,377

                                                    PRINCIPAL
                                                       AMOUNT          VALUE
TIME DEPOSITS (CONTINUED)
Lloyds TSB Bank PLC
 5.30%, due 12/21/06 (c)                            $ 554,377   $    554,377
Royal Bank of Canada
 5.30%, due 12/22/06 (c)                              554,377        554,377
Royal Bank of Scotland
 5.29%, due 12/12/06 (c)                              554,377        554,377
Skandinaviska Enskilda Banken AB
 5.31%, due 11/3/06 (c)                               554,377        554,377
Societe Generale North America, Inc.
 5.28%, due 12/6/06 (c)                             1,108,754      1,108,754
UBS AG
 5.28%, due 12/5/06 (c)                               831,565        831,565
                                                                ------------
Total Time Deposits
 (Cost $9,978,785)                                                 9,978,785
                                                                ------------
Total Short-Term Investments
 (Cost $23,667,456)                                               23,667,456
                                                                ------------
Total Investments
 (Cost $151,019,354) (e)                                116.6%   165,137,072(f)
Liabilities in Excess of
 Cash and Other Assets                                  (16.6)   (23,497,839)
                                                    ---------   ------------
Net Assets                                              100.0%  $141,639,233
                                                    =========   ============

(a)  Non-income producing security.
(b)  Represents a security, or a portion thereof, which is out on loan.
(c) Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(d)  Floating rate. Rate shown is the rate in effect at October 31, 2006.
(e)  The cost for federal income tax purposes is $151,278,271.
(f) At October 31, 2006 net unrealized appreciation was $13,858,801, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $15,707,283 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $1,848,482.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    37

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2006

ASSETS:
Investment in securities, at value (identified
  cost $151,019,354) including $22,784,343
  market value of securities loaned             $165,137,072
Cash                                                 251,037
Receivables:
  Fund shares sold                                   419,147
  Dividends and interest                              60,676
Other assets                                          29,284
                                                -------------
    Total assets                                 165,897,216
                                                -------------
LIABILITIES:
Securities lending collateral                     23,667,456
Payables:
  Fund shares redeemed                               383,185
  NYLIFE Distributors (See Note 3)                    60,385
  Manager (See Note 3)                                54,418
  Transfer agent (See Note 3)                         35,664
  Professional fees                                   27,283
  Shareholder communication                           18,224
  Custodian                                            6,054
  Trustees                                             1,942
Accrued expenses                                       3,372
                                                -------------
    Total liabilities                             24,257,983
                                                -------------
Net assets                                      $141,639,233
                                                =============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per share) 1
  billion shares authorized:
  Class A                                       $     23,231
  Class B                                              7,730
  Class C                                             11,555
  Class I                                              8,628
  Class R3                                                 4
Additional paid-in capital                       122,947,668
Accumulated undistributed net investment
  income                                              80,209
Accumulated undistributed net realized gain on
  investments and futures transactions             4,442,490
Net unrealized appreciation on investments        14,117,718
                                                -------------
Net assets                                      $141,639,233
                                                =============
CLASS A
Net assets applicable to outstanding shares     $ 64,828,680
                                                =============
Shares of capital stock outstanding                2,323,104
                                                =============
Net asset value per share outstanding           $      27.91
Maximum sales charge (5.50% of offering price)          1.62
                                                -------------
Maximum offering price per share outstanding    $      29.53
                                                =============
CLASS B
Net assets applicable to outstanding shares     $ 21,046,694
                                                =============
Shares of capital stock outstanding                  773,041
                                                =============
Net asset value and offering price per share
  outstanding                                   $      27.23
                                                =============
CLASS C
Net assets applicable to outstanding shares     $ 31,444,583
                                                =============
Shares of capital stock outstanding                1,155,461
                                                =============
Net asset value and offering price per share
  outstanding                                   $      27.21
                                                =============
CLASS I
Net assets applicable to outstanding shares     $ 24,309,256
                                                =============
Shares of capital stock outstanding                  862,769
                                                =============
Net asset value and offering price per share
  outstanding                                   $      28.18
                                                =============
CLASS R3
Net assets applicable to outstanding shares     $     10,020
                                                =============
Shares of capital stock outstanding                      360
                                                =============
Net asset value and offering price per share
  outstanding                                   $      27.87*
                                                =============

* Difference in the NAV recalculation and NAV stated is caused by rounding differences.

 38   MainStay Mid Cap Opportunity Fund    The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2006

INVESTMENT INCOME:
INCOME:
  Dividends                                      $ 2,444,885
  Income from securities loaned--net                  50,516
  Interest                                            28,759
                                                 ------------
    Total income                                   2,524,160
                                                 ------------
EXPENSES:
  Manager (See Note 3)                             1,229,468
  Transfer agent--Classes A, B and C
    (See Note 3)                                     379,509
  Transfer agent--Class I and R3 (See Note 3)         20,016
  Distribution--Class B (See Note 3)                 160,687
  Distribution--Class C (See Note 3)                 227,065
  Distribution--Class R3 (See Note 3)                     12
  Distribution/Service--Class A (See Note 3)         145,539
  Service--Class B (See Note 3)                       53,562
  Service--Class C (See Note 3)                       75,688
  Service--Class R3 (See Note 3)                          12
  Registration                                        85,327
  Professional fees                                   79,813
  Shareholder communication                           44,400
  Custodian                                           21,739
  Trustees                                            10,001
  Shareholder service--Class R3 (See Note 3)               5
  Miscellaneous                                       15,119
                                                 ------------
    Total expenses before waiver/reimbursement     2,547,962
  Expense waiver/reimbursement from Manager
    (See Note 3)                                    (398,710)
                                                 ------------
    Net expenses                                   2,149,252
                                                 ------------
Net investment income                                374,908
                                                 ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on:
  Security transactions                            4,479,511
  Futures transactions                                21,728
                                                 ------------
Net realized gain on investments and futures
  transactions                                     4,501,239
                                                 ------------
Net change in unrealized appreciation on
  investments                                     10,036,285
                                                 ------------
Net realized and unrealized gain on investments
  and futures transactions                        14,537,524
                                                 ------------
Net increase in net assets resulting from
  operations                                     $14,912,432
                                                 ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    39

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED OCTOBER 31, 2006 AND OCTOBER 31, 2005

                                             2006           2005
INCREASE IN NET ASSETS:
Operations:
 Net investment income               $    374,908   $    120,808
 Net realized gain on investments
  and futures transactions              4,501,239      5,994,612
 Net change in unrealized
  appreciation on investments          10,036,285        227,190
                                     ---------------------------
 Net increase in net assets
  resulting from operations            14,912,432      6,342,610
                                     ---------------------------

Dividends and distributions to shareholders:
 From net investment income:
   Class A                               (138,208)       (62,192)
   Class B                                     --        (34,360)
   Class C                                     --        (26,620)
   Class I                               (150,367)      (112,421)
 From net realized gain on
  investments:
   Class A                             (2,305,129)      (295,736)
   Class B                             (1,353,450)      (216,488)
   Class C                             (1,261,301)      (168,408)
   Class I                             (1,196,592)      (475,783)
                                     ---------------------------
 Total dividends and distributions
  to shareholders                      (6,405,047)    (1,392,008)
                                     ---------------------------
Capital share transactions:
 Net proceeds from sale of shares:
   Class A                             25,832,564     37,697,250
   Class B                              7,227,435     20,610,724
   Class C                             13,714,172     18,560,407
   Class I                             13,242,684     10,490,303
   Class R3                                10,000             --

                                             2006           2005
 Net asset value of shares issued
  to shareholders in reinvestment
  of dividends and distributions:
   Class A                           $  2,099,312   $    259,475
   Class B                              1,323,778        246,626
   Class C                              1,053,846        180,288
   Class I                              1,288,269        569,097
                                     ---------------------------
                                       65,792,060     88,614,170
 Cost of shares redeemed:
   Class A                            (17,551,051)    (3,594,035)
   Class B                             (5,606,067)    (2,519,349)
   Class C                             (7,810,307)    (1,692,031)
   Class I                            (15,065,315)    (8,156,299)
                                     ---------------------------
                                      (46,032,740)   (15,961,714)
 Net asset value of shares converted
  (See Note 1):
   Class A                              8,166,742             --
   Class B                             (8,166,742)            --
   Increase in net assets derived
    from capital share transactions    19,759,320     72,652,456
                                     ---------------------------
   Net increase in net assets          28,266,705     77,603,058

NET ASSETS:
Beginning of year                     113,372,528     35,769,470
                                     ---------------------------
End of year                          $141,639,233   $113,372,528
                                     ===========================
Accumulated undistributed net
  investment income at end of year   $     80,209   $     45,644
                                     ===========================

 40   MainStay Mid Cap Opportunity Fund    The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                    www.mainstayfunds.com     41

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                         CLASS A
                                                        ---------------------------------------
                                                                                    JANUARY 2,
                                                                                      2004*
                                                                                     THROUGH
                                                        YEAR ENDED OCTOBER 31,      OCTOBER 31,
                                                           2006          2005           2004
Net asset value at beginning of period                    $ 26.10       $ 23.45         $21.93
                                                         --------      --------      -----------
Net investment income (loss)                                 0.12          0.06          (0.01)
Net realized and unrealized gain on investments              3.12          3.34           1.53
                                                         --------      --------      -----------
Total from investment operations                             3.24          3.40           1.52
                                                         --------      --------      -----------
Less dividends and distributions:
  From net investment income                                (0.08)        (0.04)            --
  From net realized gain on investments                     (1.35)        (0.71)            --
                                                         --------      --------      -----------
Total dividends and distributions                           (1.43)        (0.75)            --
                                                         --------      --------      -----------
Net asset value at end of period                          $ 27.91       $ 26.10         $23.45
                                                         ========      ========      ===========
Total investment return (c)                                 12.89%        14.59%          6.93%(d)
Ratios (to average net assets)/Supplemental Data:
  Net investment income (loss)                               0.47%         0.32%         (0.21%)+
  Net expenses                                               1.35%         1.50%          1.53% +#
  Expenses (before waiver/reimbursement)                     1.68%         1.78%          2.13% +#
Portfolio turnover rate                                        94%          153%            43%
Net assets at end of period (in 000's)                    $64,829       $42,239         $6,554

                                                                              CLASS C
                                                         --------------------------------------------------
                                                                                               DECEMBER 30,
                                                                                                  2002*
                                                                                                 THROUGH
                                                               YEAR ENDED OCTOBER 31,           OCTOBER 31,
                                                           2006         2005         2004           2003
Net asset value at beginning of period                    $ 25.59      $ 23.14      $20.86         $15.87
                                                          -------      -------      ------      ------------
Net investment income (loss)                                (0.05)       (0.08)      (0.07)         (0.06)(a)
Net realized and unrealized gain (loss) on investments       3.02         3.25        2.50           5.05
                                                          -------      -------      ------      ------------
Total from investment operations                             2.97         3.17        2.43           4.99
                                                          -------      -------      ------      ------------
Less dividends and distributions:
  From net investment income                                   --        (0.01)         --             --
  From net realized gain on investments                     (1.35)       (0.71)      (0.15)            --
                                                          -------      -------      ------      ------------
Total dividends and distributions                           (1.35)       (0.72)      (0.15)            --
                                                          -------      -------      ------      ------------
Net asset value at end of period                          $ 27.21      $ 25.59      $23.14         $20.86
                                                          =======      =======      ======      ============
Total investment return (c)                                 12.09%       13.76%      11.71%         31.44%(d)
Ratios (to average net assets)/Supplemental Data:
  Net investment income (loss)                              (0.26%)      (0.43%)     (0.96%)        (0.53%)+
  Net expenses                                               2.10%        2.25%       2.28%#         2.13% +#
  Expenses (before waiver/reimbursement)                     2.43%        2.53%       2.88%#         2.37% +#
Portfolio turnover rate                                        94%         153%         43%            90%
Net assets at end of period (in 000's)                    $31,445      $22,687      $4,951         $    1

*    Commencement of operations.
+    Annualized.
#    Includes transfer agent fees paid indirectly which amounted to 0.02%, 0.09% and 0.13% of average net assets for the years or periods ended October 31, 2004, October 31, 2003 and
     October 31, 2002, respectively.
(a)  Per share data based on average shares outstanding during the period.
(b)  Less than one cent per share.
(c)  Total return is calculated exclusive of sales charges. Class I and Class R3 are not subject to sales charges.
(d)  Total return is not annualized.

 42   MainStay Mid Cap Opportunity Fund    The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                    CLASS B
    -----------------------------------------------------------------------
                                                                JANUARY 2,
                                                                   2004*
                                                                  THROUGH
           YEAR ENDED OCTOBER 31,                               OCTOBER 31,
     2006                          2005                            2004
    $ 25.60                       $ 23.14                         $21.79
    -------                       -------                       -----------
      (0.08)                        (0.10)                         (0.07)
       3.06                          3.28                           1.42
    -------                       -------                       -----------
       2.98                          3.18                           1.35
    -------                       -------                       -----------
         --                         (0.01)                            --
      (1.35)                        (0.71)                            --
    -------                       -------                       -----------
      (1.35)                        (0.72)                            --
    -------                       -------                       -----------
    $ 27.23                       $ 25.60                         $23.14
    =======                       =======                       ===========
      12.09%                        13.81%                          6.20%(d)
      (0.18%)                       (0.43%)                        (0.96%)+
       2.10%                         2.25%                          2.28% +#
       2.43%                         2.53%                          2.88% +#
         94%                          153%                            43%
    $21,047                       $25,068                         $5,756

                                            CLASS I                                                           CLASS R3
-----------------------------------------------------------------------------------------------              -----------
                                                                                                              APRIL 28,
                                                                                                                2006*
                                                                                                               THROUGH
                                      YEAR ENDED OCTOBER 31,                                                 OCTOBER 31,
     2006                 2005                 2004                 2003                 2002                   2006
    $ 26.34              $ 23.57              $ 21.01              $ 16.16              $ 16.30                $27.81
    -------              -------              -------              -------              -------              -----------
       0.24                 0.12                 0.05                 0.08(a)              0.09                 (0.00)(b)
       3.11                 3.42                 2.66                 4.84                (0.14)                 0.06
    -------              -------              -------              -------              -------              -----------
       3.35                 3.54                 2.71                 4.92                (0.05)                 0.06
    -------              -------              -------              -------              -------              -----------
      (0.16)               (0.06)                  --                (0.07)               (0.09)                   --
      (1.35)               (0.71)               (0.15)                  --                   --                    --
    -------              -------              -------              -------              -------              -----------
      (1.51)               (0.77)               (0.15)               (0.07)               (0.09)                   --
    -------              -------              -------              -------              -------              -----------
    $ 28.18              $ 26.34              $ 23.57              $ 21.01              $ 16.16                $27.87
    =======              =======              =======              =======              =======              ===========
      13.24%               15.11%               12.97%               30.59%               (0.38%)                0.22%(d)
       0.81%                0.78%                0.26%                0.47%                0.46%                (0.02%)+
       1.04%                1.04%                1.06%#               1.13%#               1.17%#                1.64% +
       1.16%                1.27%                1.66%#               1.37%#               1.29%#                1.77% +
         94%                 153%                  43%                  90%                  75%                   94%
    $24,309              $23,379              $18,508              $13,617              $51,231                $   10

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    43

MAINSTAY S&P 500 INDEX FUND

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM. PERFORMANCE DATA SHOWN EXCLUDING SALES CHARGES DOES NOT REFLECT THE DEDUCTION OF ANY SALES LOAD, WHICH IF REFLECTED, WOULD REDUCE PERFORMANCE QUOTED.

CLASS A SHARES--MAXIMUM 3% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
With sales charges       12.14%  6.03%   7.84%
Excluding sales charges  15.61   6.68    8.16

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                MAINSTAY S&P 500 INDEX FUND               S&P 500 INDEX
                                                                ---------------------------               -------------
10/31/96                                                                    9700                              10000
                                                                           12753                              13211
                                                                           15481                              16117
                                                                           19409                              20253
                                                                           20526                              21487
                                                                           15391                              16136
                                                                           13022                              13698
                                                                           15661                              16548
                                                                           17034                              18107
                                                                           18392                              19686
10/31/06                                                                   21263                              22903

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
                         16.06%  7.01%   8.45%

(PERFORMANCE GRAPH)

                                                                MAINSTAY S&P 500 INDEX FUND               S&P 500 INDEX
                                                                ---------------------------               -------------
10/31/96                                                                   10000                              10000
                                                                           13175                              13211
                                                                           16032                              16117
                                                                           20141                              20253
                                                                           21347                              21487
                                                                           16032                              16136
                                                                           13590                              13698
                                                                           16388                              16548
                                                                           17879                              18107
                                                                           19384                              19686
10/31/06                                                                   22497                              22903

                                                          ONE     FIVE     TEN
BENCHMARK PERFORMANCE                                    YEAR    YEARS    YEARS
-------------------------------------------------------------------------------

S&P 500(R) Index(1)                                      16.34%   7.26%   8.64%
Average Lipper S&P 500 Index objective fund(2)           15.74    6.65    8.16

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges as explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 3.00% and an annual 12b-1 fee of .25%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors/ Trustees. The Manager may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to this agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense. From inception (1/2/91) through 12/31/03, performance for Class A shares (first offered 1/2/04) includes the historical performance of Class I shares adjusted to reflect the applicable sales charge and fees and expenses for Class A shares.
1. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc., and has been licensed for use. Standard & Poor's does not sponsor, endorse, sell, or promote the Fund or represent the advisability of investing in the Fund. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. The S&P 500(R) Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
2. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

 44   MainStay S&P 500 Index Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY S&P 500 INDEX FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2006, to October 31, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2006, to October 31, 2006.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended October 31, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                     ENDING ACCOUNT                          VALUE (BASED
                                                      VALUE (BASED                         ON HYPOTHETICAL
                                     BEGINNING          ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                      ACCOUNT          RETURNS AND           PAID             RETURN AND            PAID
                                       VALUE            EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                           5/1/06            10/31/06           PERIOD(1)           10/31/06           PERIOD(1)

CLASS A SHARES                       $1,000.00          $1,058.10            $3.53            $1,021.60             $3.46
---------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                       $1,000.00          $1,060.10            $1.56            $1,023.50             $1.53
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (0.68% for Class A and 0.30% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). In the absence of waivers and/or reimbursements, expenses would have been higher.

                                                    www.mainstayfunds.com     45

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2006

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                                     98.0
Short-Term Investments (collateral from securities lending                         7.6
  is 5.6%)
Futures Contracts                                                                  0.1
Liabilities in Excess of Cash and Other Assets                                    (5.7)

See Portfolio of Investments on page 48 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2006 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  ExxonMobil Corp.
 2.  General Electric Co.
 3.  Microsoft Corp.
 4.  Citigroup, Inc.
 5.  Bank of America Corp.
 6.  Procter & Gamble Co. (The)
 7.  Johnson & Johnson
 8.  Pfizer, Inc.
 9.  American International Group, Inc.
10.  Altria Group, Inc.

 46   MainStay S&P 500 Index Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager Francis J. Ok of New York Life Investment Management LLC

HOW DID MAINSTAY S&P 500 INDEX FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2006?

Excluding all sales charges, MainStay S&P 500 Index Fund returned 15.61% for Class A shares for the 12 months ended October 31, 2006. Over the same period, Class I shares returned 16.06%. Both share classes underperformed the 16.34% return of the S&P 500(R) Index,(1) the Fund's broad-based securities-market index, for the 12-month reporting period. Because the Fund faces real-world expenses that a hypothetical index does not, there will be times when the Fund lags the Index. Class I shares outperformed--and Class A shares underperformed--the 15.74% return of the average Lipper(2) S&P 500(R) Index objective fund for the six months ended October 31, 2006.

DURING THE REPORTING PERIOD, WHICH INDUSTRIES WERE THE STRONGEST CONTRIBUTORS TO THE FUND'S PERFORMANCE AND WHICH WERE THE WEAKEST?

On the basis of impact, which takes weightings and total returns into account, the industry that made the strongest positive contribution to the Fund's performance was oil, gas & consumable fuels. Pharmaceuticals was the second-strongest contributor, and diversified financial services was third. The worst contribution came from Internet software & services, followed by wireless telecommunication services, and diversified consumer services.

DURING THE REPORTING PERIOD, WHICH INDUSTRIES HAD THE STRONGEST AND WHICH HAD THE WEAKEST TOTAL RETURNS?

The best-performing S&P 500(R) industry in terms of total return was metals & mining, followed by diversified telecommunication services and real estate investment trusts. Diversified consumer services recorded the lowest total return of any industry in the Index. Internet & catalog retail had the second-lowest total return, followed by wireless telecommunication services.

DURING THE REPORTING PERIOD, WHICH INDIVIDUAL STOCKS HAD THE STRONGEST AND WHICH HAD THE WEAKEST TOTAL RETURNS?

The S&P 500(R) Index stock with the highest total return for the 12-month reporting period was Allegheny Technologies. NVIDIA was second, followed by NuCor. The Index stock with the lowest total return for the reporting period was Calpine, followed by Dana and Apollo Group.

WHICH STOCKS WERE THE GREATEST POSITIVE CONTRIBUTORS TO THE FUND'S PERFORMANCE AND WHICH WERE THE GREATEST DETRACTORS?

On the basis of impact, which takes weightings and total returns into consideration, the stocks that made the greatest positive contributions to the Fund's per-formance were ExxonMobil, Bank of America, and AT&T. The weakest contributor in terms of impact was Dell, followed by Yahoo! and UnitedHealth Group.

WERE THERE ANY CHANGES IN THE MAKEUP OF THE S&P(R) 500 INDEX DURING THE REPORTING PERIOD?

The Fund seeks to track the performance and weightings of stocks in the S&P 500(R) Index. The Index itself, however, may change from time to time as companies merge, divest units, add to their market capitalization, or face financial difficulties. In addition, Standard & Poor's may occasionally adjust the Index to better reflect the companies that Standard & Poor's believes are most representative of the makeup of the U.S. economy. During the 12-month reporting period, there were 27 additions to the S&P 500(R) Index and 27 deletions from it. Notable addi-tions included Amazon.com, GenWorth Financial, Google, Legg Mason, and Chicago Mercantile Exchange. Notable deletions included Calpine, Dana, Cooper Tire & Rubber, and Gateway.


Index funds generally seek to reflect the performance of an index or an allocation among indices, unlike other funds, whose objectives may, in some cases, involve seeking to outperform an index or other benchmark. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.
1. See footnote on page 44 for more information on the S&P 500(R) Index.
2. See footnote on page 44 for more information on Lipper Inc.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ABOUT MAINSTAY S&P 500 INDEX FUND ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

                                                    www.mainstayfunds.com     47

PORTFOLIO OF INVESTMENTS+++ October 31, 2006


                                                         SHARES                 VALUE
COMMON STOCKS (98.0%)+
-------------------------------------------------------------------------------------
AEROSPACE & DEFENSE (2.3%)
Boeing Co. (The)                                        101,554   $         8,110,102
General Dynamics Corp.                                   51,477             3,660,015
Goodrich Corp.                                           15,925               702,133
Honeywell International, Inc.                           104,689             4,409,501
L-3 Communications Holdings, Inc.                        15,748             1,268,029
Lockheed Martin Corp.                                    45,551             3,959,748
Northrop Grumman Corp.                                   44,057             2,924,944
Raytheon Co.                                             57,408             2,867,530
Rockwell Collins, Inc.                                   21,905             1,272,242
United Technologies Corp.                               129,308             8,498,122
                                                                  -------------------
                                                                           37,672,366
                                                                  -------------------
AIR FREIGHT & LOGISTICS (0.9%)
FedEx Corp.                                              39,191             4,488,937
United Parcel Service, Inc. Class B                     138,140            10,408,849
                                                                  -------------------
                                                                           14,897,786
                                                                  -------------------
AIRLINES (0.1%)
Southwest Airlines Co.                                  100,836             1,515,565
                                                                  -------------------

AUTO COMPONENTS (0.1%)
Goodyear Tire & Rubber Co. (The) (a)(b)                  22,631               346,933
Johnson Controls, Inc. (b)                               24,975             2,036,461
                                                                  -------------------
                                                                            2,383,394
                                                                  -------------------
AUTOMOBILES (0.4%)
Ford Motor Co. (b)                                      240,510             1,991,423
General Motors Corp. (b)                                 72,350             2,526,462
Harley-Davidson, Inc. (b)                                33,540             2,301,850
                                                                  -------------------
                                                                            6,819,735
                                                                  -------------------
BEVERAGES (2.1%)
Anheuser-Busch Cos., Inc.                                98,296             4,661,196
Brown-Forman Corp. Class B                               10,015               722,983
Coca-Cola Co. (The)                                     260,566            12,173,644
Coca-Cola Enterprises, Inc.                              35,260               706,258
Constellation Brands, Inc. (a)(b)                        26,971               741,433
Molson Coors Brewing Co. Class B                          5,823               414,481
Pepsi Bottling Group, Inc. (The)                         17,327               547,880
PepsiCo, Inc.                                           210,814            13,374,040
                                                                  -------------------
                                                                           33,341,915
                                                                  -------------------
BIOTECHNOLOGY (1.4%)
Amgen, Inc. (a)                                         149,635            11,358,793
Biogen Idec, Inc. (a)                                    43,796             2,084,690
Celgene Corp. (a)                                        23,800             1,271,872
Genzyme Corp. (a)                                        33,439             2,257,467
Gilead Sciences, Inc. (a)                                58,412             4,024,587
MedImmune, Inc. (a)(b)                                   30,632               981,449
                                                                  -------------------
                                                                           21,978,858
                                                                  -------------------


                                                         SHARES                 VALUE
BUILDING PRODUCTS (0.2%)
American Standard Cos., Inc.                             22,302   $           987,756
Masco Corp.                                              50,895             1,407,247
                                                                  -------------------
                                                                            2,395,003
                                                                  -------------------
CAPITAL MARKETS (3.7%)
Ameriprise Financial, Inc.                               31,144             1,603,916
Bank of New York Co., Inc. (The)                         97,548             3,352,725
Bear Stearns Cos., Inc. (The)                            15,351             2,323,374
Charles Schwab Corp. (The)                              132,261             2,409,795
E*TRADE Financial Corp. (a)                              54,577             1,270,553
Federated Investors, Inc. Class B                        11,607               398,004
Franklin Resources, Inc.                                 21,340             2,431,906
Goldman Sachs Group, Inc. (The)                          55,234            10,482,861
Janus Capital Group, Inc.                                26,439               530,895
Legg Mason, Inc. (b)                                     16,771             1,509,725
Lehman Brothers Holdings, Inc.                           68,712             5,348,542
Mellon Financial Corp.                                   52,730             2,045,924
Merrill Lynch & Co., Inc.                               113,308             9,905,385
Morgan Stanley                                          137,042            10,474,120
Northern Trust Corp.                                     23,947             1,406,168
State Street Corp.                                       42,234             2,712,690
T. Rowe Price Group, Inc.                                33,502             1,584,980
                                                                  -------------------
                                                                           59,791,563
                                                                  -------------------
CHEMICALS (1.5%)
Air Products & Chemicals, Inc.                           28,254             1,968,456
Ashland, Inc.                                             8,113               479,478
Dow Chemical Co. (The)                                  122,711             5,005,382
E.I. du Pont de Nemours & Co.                           117,824             5,396,339
Eastman Chemical Co.                                     10,497               639,477
Ecolab, Inc. (b)                                         22,835             1,035,567
Hercules, Inc. (a)                                       14,442               262,844
International Flavors & Fragrances, Inc.                  9,997               424,673
Monsanto Co.                                             69,397             3,068,735
PPG Industries, Inc.                                     21,156             1,447,070
Praxair, Inc.                                            41,227             2,483,927
Rohm & Haas Co. (b)                                      18,407               953,851
Sigma-Aldrich Corp. (b)                                   8,439               633,853
                                                                  -------------------
                                                                           23,799,652
                                                                  -------------------
COMMERCIAL BANKS (4.2%)
AmSouth Bancorp.                                         43,781             1,323,062
BB&T Corp.                                               68,627             2,986,647
Comerica, Inc.                                           20,597             1,198,539
Commerce Bancorp, Inc. (b)                               23,825               831,969
Compass Bancshares, Inc.                                 16,675               938,135
Fifth Third Bancorp (b)                                  71,360             2,843,696
First Horizon National Corp.                             15,860               623,615

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

 48   MainStay S&P 500 Index Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                                         SHARES                 VALUE
COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------------------
COMMERCIAL BANKS (CONTINUED)
Huntington Bancshares, Inc. (b)                          30,503   $           744,578
KeyCorp                                                  51,532             1,913,898
M&T Bank Corp.                                            9,975             1,215,055
Marshall & Ilsley Corp.                                  32,540             1,559,968
National City Corp. (b)                                  77,346             2,881,138
North Fork Bancorp., Inc.                                59,675             1,705,511
PNC Financial Services Group, Inc.                       37,780             2,645,733
Regions Financial Corp. (b)                              58,057             2,203,263
SunTrust Banks, Inc.                                     46,599             3,680,855
Synovus Financial Corp.                                  41,462             1,218,154
U.S. Bancorp                                            227,195             7,688,279
Wachovia Corp.                                          244,672            13,579,296
Wells Fargo & Co.                                       430,575            15,625,567
Zions Bancorp.                                           13,660             1,098,264
                                                                  -------------------
                                                                           68,505,222
                                                                  -------------------
COMMERCIAL SERVICES & SUPPLIES (0.5%)
Allied Waste Industries, Inc. (a)                        32,418               393,879
Avery Dennison Corp.                                     12,082               762,857
Cintas Corp.                                             17,504               724,666
Equifax, Inc.                                            16,170               614,945
Monster Worldwide, Inc. (a)                              16,364               662,906
Pitney Bowes, Inc.                                       28,181             1,316,335
R.R. Donnelley & Sons Co.                                27,536               932,369
Robert Half International, Inc.                          21,856               798,837
Waste Management, Inc.                                   69,083             2,589,231
                                                                  -------------------
                                                                            8,796,025
                                                                  -------------------
COMMUNICATIONS EQUIPMENT (2.7%)
ADC Telecommunications, Inc. (a)                         15,010               214,793
Avaya, Inc. (a)                                          57,791               740,303
Ciena Corp. (a)                                          10,792               253,720
Cisco Systems, Inc. (a)                                 780,542            18,834,478
Comverse Technology, Inc. (a)                            25,627               557,900
Corning, Inc. (a)                                       199,408             4,073,905
JDS Uniphase Corp. (a)                                   26,929               391,278
Juniper Networks, Inc. (a)                               72,365             1,246,125
Lucent Technologies, Inc. (a)                           573,074             1,392,570
Motorola, Inc.                                          313,253             7,223,614
QUALCOMM, Inc.                                          211,262             7,687,824
Tellabs, Inc. (a)                                        57,451               605,534
                                                                  -------------------
                                                                           43,222,044
                                                                  -------------------
COMPUTERS & PERIPHERALS (3.6%)
Apple Computer, Inc. (a)                                108,778             8,819,720
Dell, Inc. (a)                                          290,431             7,066,186
EMC Corp. (a)                                           293,922             3,600,545
Hewlett-Packard Co.                                     350,255            13,568,879
International Business Machines Corp.                   194,634            17,970,557
Lexmark International, Inc. Class A (a)                  12,794               813,570
NCR Corp. (a)                                            23,261               965,797


                                                         SHARES                 VALUE
COMPUTERS & PERIPHERALS (CONTINUED)
Network Appliance, Inc. (a)                              47,595   $         1,737,217
QLogic Corp. (a)                                         20,354               418,885
SanDisk Corp. (a)                                        25,031             1,203,991
Sun Microsystems, Inc. (a)                              448,736             2,436,636
                                                                  -------------------
                                                                           58,601,983
                                                                  -------------------
CONSTRUCTION & ENGINEERING (0.1%)
Fluor Corp.                                              11,205               878,808
                                                                  -------------------

CONSTRUCTION MATERIALS (0.1%)
Vulcan Materials Co.                                     12,304             1,002,530
                                                                  -------------------

CONSUMER FINANCE (0.9%)
American Express Co.                                    155,309             8,978,413
Capital One Financial Corp.                              39,178             3,107,991
SLM Corp.                                                52,473             2,554,386
                                                                  -------------------
                                                                           14,640,790
                                                                  -------------------
CONTAINERS & PACKAGING (0.2%)
Ball Corp.                                               13,331               554,436
Bemis Co., Inc.                                          13,321               447,852
Pactiv Corp. (a)                                         17,692               545,621
Sealed Air Corp. (b)                                     10,379               617,758
Temple-Inland, Inc.                                      13,866               546,875
                                                                  -------------------
                                                                            2,712,542
                                                                  -------------------
DISTRIBUTORS (0.1%)
Genuine Parts Co.                                        21,930               998,254
                                                                  -------------------

DIVERSIFIED CONSUMER SERVICES (0.1%)
Apollo Group, Inc. Class A (a)                           17,782               657,223
H&R Block, Inc.                                          41,106               898,577
                                                                  -------------------
                                                                            1,555,800
                                                                  -------------------
DIVERSIFIED FINANCIAL SERVICES (5.5%)
V  Bank of America Corp.                                578,685            31,173,761
Chicago Mercantile Exchange Holdings, Inc.                4,554             2,281,554
CIT Group, Inc.                                          25,415             1,322,851
V  Citigroup, Inc.                                      632,114            31,706,838
JPMorgan Chase & Co.                                    443,827            21,055,153
Moody's Corp.                                            30,279             2,007,498
                                                                  -------------------
                                                                           89,547,655
                                                                  -------------------
DIVERSIFIED TELECOMMUNICATION SERVICES (2.8%)
AT&T, Inc.                                              496,676            17,011,153
BellSouth Corp.                                         232,191            10,471,814
CenturyTel, Inc.                                         14,855               597,765
Citizens Communications Co.                              41,013               601,251
Embarq Corp.                                             19,055               921,309
Qwest Communications International, Inc. (a)            204,612             1,765,802


    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    49


                                                         SHARES                 VALUE
COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES (CONTINUED)
Verizon Communications, Inc.                            370,626   $        13,713,162
Windstream Corp.                                         60,384               828,468
                                                                  -------------------
                                                                           45,910,724
                                                                  -------------------
ELECTRIC UTILITIES (1.5%)
Allegheny Energy, Inc. (a)                               21,017               904,362
American Electric Power Co., Inc.                        50,345             2,085,793
Edison International                                     41,700             1,853,148
Entergy Corp.                                            26,621             2,284,880
Exelon Corp.                                             85,630             5,307,347
FirstEnergy Corp.                                        42,127             2,479,174
FPL Group, Inc. (b)                                      51,691             2,636,241
Pinnacle West Capital Corp.                              12,637               604,175
PPL Corp.                                                48,678             1,680,365
Progress Energy, Inc. (b)                                32,424             1,491,504
Southern Co. (The)                                       94,927             3,455,343
                                                                  -------------------
                                                                           24,782,332
                                                                  -------------------
ELECTRICAL EQUIPMENT (0.5%)
American Power Conversion Corp. (b)                      21,724               656,717
Cooper Industries, Ltd. Class A                          11,663             1,043,255
Emerson Electric Co.                                     52,105             4,397,662
Rockwell Automation, Inc.                                22,454             1,392,148
                                                                  -------------------
                                                                            7,489,782
                                                                  -------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.3%)
Agilent Technologies, Inc. (a)                           52,282             1,861,239
Jabil Circuit, Inc.                                      23,603               677,642
Molex, Inc.                                              18,059               630,259
Sanmina-SCI Corp. (a)                                    68,126               269,098
Solectron Corp. (a)                                     116,961               390,650
Symbol Technologies, Inc.                                32,455               484,553
Tektronix, Inc.                                          10,702               325,020
                                                                  -------------------
                                                                            4,638,461
                                                                  -------------------
ENERGY EQUIPMENT & SERVICES (1.7%)
Baker Hughes, Inc.                                       42,104             2,907,281
BJ Services Co.                                          38,085             1,148,644
Halliburton Co. (b)                                     131,838             4,264,959
Nabors Industries, Ltd. (a)(b)                           40,449             1,249,065
National-Oilwell Varco, Inc. (a)                         22,388             1,352,235
Noble Corp.                                              17,487             1,225,839
Rowan Cos., Inc.                                         14,161               472,694
Schlumberger, Ltd.                                      151,351             9,547,221
Smith International, Inc.                                25,600             1,010,688
Transocean, Inc. (a)                                     40,242             2,919,155
Weatherford International, Ltd. (a)                      44,098             1,811,546
                                                                  -------------------
                                                                           27,909,327
                                                                  -------------------
FOOD & STAPLES RETAILING (2.2%)
Costco Wholesale Corp.                                   59,962             3,200,772
CVS Corp.                                               105,018             3,295,465


                                                         SHARES                 VALUE
FOOD & STAPLES RETAILING (CONTINUED)
Kroger Co. (The)                                         92,390   $         2,077,851
Safeway, Inc.                                            56,827             1,668,441
SUPERVALU, Inc.                                          27,057               903,704
Sysco Corp.                                              79,069             2,765,834
Walgreen Co.                                            128,921             5,631,269
Wal-Mart Stores, Inc.                                   314,463            15,496,737
Whole Foods Market, Inc.                                 18,003             1,149,312
                                                                  -------------------
                                                                           36,189,385
                                                                  -------------------
FOOD PRODUCTS (1.1%)
Archer-Daniels-Midland Co.                               83,851             3,228,264
Campbell Soup Co.                                        29,478             1,101,888
ConAgra Foods, Inc.                                      65,283             1,707,150
Dean Foods Co. (a)                                       17,137               717,869
General Mills, Inc.                                      45,147             2,565,253
H.J. Heinz Co.                                           42,436             1,789,102
Hershey Co. (The) (b)                                    22,431             1,186,824
Kellogg Co.                                              32,013             1,610,574
McCormick & Co., Inc.                                    16,971               634,715
Sara Lee Corp.                                           97,243             1,662,855
Tyson Foods, Inc. Class A (b)                            32,204               465,348
Wm. Wrigley Jr. Co. (b)                                  28,108             1,460,211
                                                                  -------------------
                                                                           18,130,053
                                                                  -------------------
GAS UTILITIES (0.0%)++
Nicor, Inc.                                               5,688               261,420
Peoples Energy Corp.                                      4,912               214,605
                                                                  -------------------
                                                                              476,025
                                                                  -------------------
HEALTH CARE EQUIPMENT & SUPPLIES (1.5%)
Bausch & Lomb, Inc.                                       6,889               368,837
Baxter International, Inc.                               83,389             3,833,392
Becton, Dickinson & Co.                                  31,379             2,197,471
Biomet, Inc.                                             31,307             1,184,657
Boston Scientific Corp. (a)                             150,603             2,396,094
C.R. Bard, Inc.                                          13,236             1,084,823
Hospira, Inc. (a)                                        20,112               731,071
Medtronic, Inc. (b)                                     146,960             7,154,013
St. Jude Medical, Inc. (a)                               45,060             1,547,811
Stryker Corp. (b)                                        37,967             1,985,294
Zimmer Holdings, Inc. (a)                                31,007             2,232,814
                                                                  -------------------
                                                                           24,716,277
                                                                  -------------------
HEALTH CARE PROVIDERS & SERVICES (2.5%)
Aetna, Inc.                                              69,992             2,885,070
AmerisourceBergen Corp.                                  25,726             1,214,267
Cardinal Health, Inc.                                    51,769             3,388,281
Caremark Rx, Inc.                                        54,572             2,686,580
CIGNA Corp.                                              14,168             1,657,373
Coventry Health Care, Inc. (a)                           20,332               954,587
Express Scripts, Inc. (a)                                18,136             1,155,626
HCA, Inc. (b)                                            54,177             2,737,022


 50   MainStay S&P 500 Index Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                                         SHARES                 VALUE
COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
Health Management Associates, Inc. Class A (b)           30,745   $           605,676
Humana, Inc. (a)                                         21,107             1,266,420
Laboratory Corp. of America Holdings (a)(b)              16,026             1,097,621
Manor Care, Inc. (b)                                      9,407               451,442
McKesson Corp.                                           38,238             1,915,341
Medco Health Solutions, Inc. (a)                         37,596             2,011,386
Patterson Cos., Inc. (a)(b)                              17,752               583,153
Quest Diagnostics, Inc.                                  20,695             1,029,369
Tenet Healthcare Corp. (a)(b)                            60,310               425,789
UnitedHealth Group, Inc.                                172,271             8,403,379
WellPoint, Inc. (a)                                      79,206             6,045,002
                                                                  -------------------
                                                                           40,513,384
                                                                  -------------------
HEALTH CARE TECHNOLOGY (0.0%)++
IMS Health, Inc.                                         25,718               716,246
                                                                  -------------------

HOTELS, RESTAURANTS & LEISURE (1.6%)
Carnival Corp.                                           56,928             2,779,225
Darden Restaurants, Inc.                                 18,707               783,823
Harrah's Entertainment, Inc.                             23,753             1,765,560
Hilton Hotels Corp.                                      49,365             1,427,636
International Game Technology                            43,350             1,842,808
Marriott International, Inc. Class A                     43,977             1,836,919
McDonald's Corp.                                        156,802             6,573,140
Starbucks Corp. (a)                                      96,672             3,649,368
Starwood Hotels & Resorts Worldwide, Inc.                27,874             1,665,193
Wendy's International, Inc.                              15,043               520,488
Wyndham Worldwide Corp. (a)                              25,671               757,294
Yum! Brands, Inc.                                        34,617             2,058,327
                                                                  -------------------
                                                                           25,659,781
                                                                  -------------------
HOUSEHOLD DURABLES (0.6%)
Black & Decker Corp. (The)                                9,469               794,260
Centex Corp. (b)                                         15,198               794,855
D.R. Horton, Inc. (b)                                    34,549               809,483
Fortune Brands, Inc. (b)                                 19,344             1,488,521
Harman International Industries, Inc.                     8,328               852,371
KB HOME (b)                                              10,054               451,827
Leggett & Platt, Inc.                                    23,090               539,151
Lennar Corp. Class A                                     17,657               838,354
Newell Rubbermaid, Inc.                                  35,428             1,019,618
Pulte Homes, Inc. (b)                                    27,254               844,601
Snap-on, Inc.                                             7,378               346,987
Stanley Works (The)                                      10,369               494,083
Whirlpool Corp.                                           9,968               866,518
                                                                  -------------------
                                                                           10,140,629
                                                                  -------------------


                                                         SHARES                 VALUE
HOUSEHOLD PRODUCTS (2.2%)
Clorox Co. (The)                                         19,346   $         1,248,978
Colgate-Palmolive Co.                                    66,029             4,223,875
Kimberly-Clark Corp.                                     58,649             3,901,331
V  Procter & Gamble Co. (The)                           405,995            25,736,023
                                                                  -------------------
                                                                           35,110,207
                                                                  -------------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.5%)
AES Corp. (The) (a)                                      84,531             1,858,837
Constellation Energy Group, Inc.                         22,926             1,430,582
Dynegy, Inc. Class A (a)                                 48,408               294,321
TXU Corp.                                                58,936             3,720,630
                                                                  -------------------
                                                                            7,304,370
                                                                  -------------------
INDUSTRIAL CONGLOMERATES (3.9%)
3M Co.                                                   96,332             7,594,815
V  General Electric Co.                               1,319,943            46,343,199
Textron, Inc.                                            16,125             1,466,246
Tyco International, Ltd.                                257,605             7,581,315
                                                                  -------------------
                                                                           62,985,575
                                                                  -------------------
INSURANCE (4.6%)
ACE, Ltd.                                                41,616             2,382,516
AFLAC, Inc.                                              63,576             2,855,834
Allstate Corp. (The)                                     80,462             4,937,148
Ambac Financial Group, Inc.                              13,521             1,128,868
V  American International Group, Inc.                   332,245            22,316,897
Aon Corp.                                                40,196             1,398,419
Chubb Corp. (The)                                        52,498             2,790,269
Cincinnati Financial Corp.                               22,116             1,009,595
Genworth Financial, Inc. Class A                         58,190             1,945,874
Hartford Financial Services Group, Inc. (The)            38,929             3,393,441
Lincoln National Corp.                                   36,691             2,322,907
Loews Corp.                                              58,477             2,275,925
Marsh & McLennan Cos., Inc.                              70,338             2,070,751
MBIA, Inc. (b)                                           17,196             1,066,496
MetLife, Inc. (b)                                        97,132             5,549,151
Principal Financial Group, Inc.                          34,500             1,948,905
Progressive Corp. (The)                                  98,744             2,386,642
Prudential Financial, Inc.                               62,016             4,770,891
SAFECO Corp.                                             14,907               867,438
St. Paul Travelers Cos., Inc. (The)                      88,346             4,517,131
Torchmark Corp.                                          12,725               784,878
UnumProvident Corp.                                      43,597               862,349
XL Capital, Ltd. Class A                                 23,047             1,625,966
                                                                  -------------------
                                                                           75,208,291
                                                                  -------------------
INTERNET & CATALOG RETAIL (0.1%)
Amazon.com, Inc. (a)(b)                                  40,149             1,529,275
                                                                  -------------------


    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    51


                                                         SHARES                 VALUE
COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES (1.4%)
eBay, Inc. (a)                                          150,246   $         4,827,404
Google, Inc. Class A (a)                                 27,238            12,975,911
VeriSign, Inc. (a)                                       31,005               641,183
Yahoo!, Inc. (a)                                        158,940             4,186,480
                                                                  -------------------
                                                                           22,630,978
                                                                  -------------------
IT SERVICES (1.0%)
Affiliated Computer Services, Inc. Class A (a)(b)        15,139               809,634
Automatic Data Processing, Inc.                          71,068             3,513,602
Computer Sciences Corp. (a)                              21,826             1,153,504
Convergys Corp. (a)                                      17,738               376,223
Electronic Data Systems Corp.                            66,183             1,676,415
First Data Corp.                                         97,794             2,371,505
Fiserv, Inc. (a)                                         22,373             1,105,226
Paychex, Inc.                                            43,235             1,706,918
Sabre Holdings Corp. Class A                             16,893               429,420
Unisys Corp. (a)                                         43,977               287,610
Western Union Co. (The) (a)                              97,794             2,156,358
                                                                  -------------------
                                                                           15,586,415
                                                                  -------------------
LEISURE EQUIPMENT & PRODUCTS (0.2%)
Brunswick Corp.                                          12,077               380,425
Eastman Kodak Co. (b)                                    36,589               892,772
Hasbro, Inc.                                             20,885               541,339
Mattel, Inc.                                             48,363             1,094,455
                                                                  -------------------
                                                                            2,908,991
                                                                  -------------------
LIFE SCIENCES TOOLS & SERVICES (0.3%)
Applera Corp.-Applied BioSystems Group                   23,267               867,859
Fisher Scientific International, Inc. (a)                15,940             1,364,783
Millipore Corp. (a)(b)                                    6,793               438,352
PerkinElmer, Inc.                                        16,081               343,490
Thermo Electron Corp. (a)                                20,119               862,502
Waters Corp. (a)                                         13,098               652,280
                                                                  -------------------
                                                                            4,529,266
                                                                  -------------------
MACHINERY (1.4%)
Caterpillar, Inc.                                        83,894             5,093,205
Cummins, Inc. (b)                                         6,743               856,226
Danaher Corp.                                            30,297             2,174,416
Deere & Co.                                              29,568             2,517,124
Dover Corp.                                              26,037             1,236,758
Eaton Corp.                                              19,214             1,391,670
Illinois Tool Works, Inc.                                53,704             2,574,033
Ingersoll-Rand Co. Class A                               41,157             1,510,873
ITT Corp.                                                23,655             1,286,595
Navistar International Corp. (a)                          7,889               218,762
PACCAR, Inc. (b)                                         31,770             1,881,102


                                                         SHARES                 VALUE
MACHINERY (CONTINUED)
Pall Corp.                                               15,996   $           510,272
Parker Hannifin Corp.                                    15,399             1,287,818
                                                                  -------------------
                                                                           22,538,854
                                                                  -------------------
MEDIA (3.4%)
CBS Corp. Class B                                        99,775             2,887,489
Clear Channel Communications, Inc.                       63,449             2,211,198
Comcast Corp. Class A (a)                               267,559            10,881,625
Dow Jones & Co., Inc. (b)                                 8,312               291,668
E.W. Scripps Co. (The) Class A                           10,773               532,833
Gannett Co., Inc.                                        30,256             1,789,340
Interpublic Group of Cos., Inc. (The) (a)(b)             56,375               615,051
McGraw-Hill Cos., Inc. (The)                             45,011             2,888,356
Meredith Corp.                                            4,849               254,573
New York Times Co. (The) Class A (b)                     18,165               439,048
News Corp. Class A                                      298,785             6,229,667
Omnicom Group, Inc.                                      21,953             2,227,132
Time Warner, Inc.                                       519,997            10,405,140
Tribune Co. (b)                                          24,356               811,785
Univision Communications, Inc. Class A (a)(b)            32,036             1,123,182
Viacom, Inc. Class B (a)                                 90,715             3,530,628
Walt Disney Co. (The)                                   267,290             8,408,943
                                                                  -------------------
                                                                           55,527,658
                                                                  -------------------
METALS & MINING (0.9%)
Alcoa, Inc.                                             110,854             3,204,789
Allegheny Technologies, Inc. (b)                         12,845             1,011,287
Freeport-McMoRan Copper & Gold, Inc. Class B (b)         25,086             1,517,201
Newmont Mining Corp.                                     57,471             2,601,712
Nucor Corp.                                              39,455             2,304,567
Phelps Dodge Corp.                                       26,094             2,619,316
United States Steel Corp.                                15,729             1,063,280
                                                                  -------------------
                                                                           14,322,152
                                                                  -------------------
MULTILINE RETAIL (1.2%)
Big Lots, Inc. (a)                                       14,060               296,385
Dillard's, Inc. Class A (b)                               7,835               236,382
Dollar General Corp.                                     39,909               559,923
Family Dollar Stores, Inc.                               19,408               571,566
Federated Department Stores, Inc.                        69,480             3,050,867
J.C. Penney Co., Inc.                                    28,686             2,158,048
Kohl's Corp. (a)                                         41,870             2,956,022
Nordstrom, Inc.                                          29,216             1,383,378
Sears Holdings Corp. (a)                                 10,631             1,854,791
Target Corp.                                            109,832             6,499,858
                                                                  -------------------
                                                                           19,567,220
                                                                  -------------------
MULTI-UTILITIES (1.4%)
Ameren Corp. (b)                                         26,275             1,421,478
CenterPoint Energy, Inc. (b)                             39,819               616,398


 52   MainStay S&P 500 Index Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                                         SHARES                 VALUE
COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------------------
MULTI-UTILITIES (CONTINUED)
CMS Energy Corp. (a)(b)                                  28,366   $           422,370
Consolidated Edison, Inc.                                31,505             1,523,267
Dominion Resources, Inc.                                 45,094             3,652,163
DTE Energy Co. (b)                                       22,722             1,032,260
Duke Energy Corp.                                       160,172             5,067,842
KeySpan Corp.                                            22,370               907,775
NiSource, Inc.                                           34,875               811,541
PG&E Corp.                                               44,500             1,919,730
Public Service Enterprise Group, Inc.                    32,160             1,963,368
Sempra Energy                                            33,410             1,772,066
TECO Energy, Inc.                                        26,695               440,201
Xcel Energy, Inc. (b)                                    51,907             1,145,588
                                                                  -------------------
                                                                           22,696,047
                                                                  -------------------
OFFICE ELECTRONICS (0.1%)
Xerox Corp. (a)                                         125,110             2,126,870
                                                                  -------------------

OIL, GAS & CONSUMABLE FUELS (7.6%)
Anadarko Petroleum Corp.                                 58,751             2,727,221
Apache Corp.                                             42,028             2,745,269
Chesapeake Energy Corp. (b)                              48,376             1,569,317
Chevron Corp.                                           280,997            18,882,998
ConocoPhillips                                          210,711            12,693,231
CONSOL Energy, Inc. (b)                                  23,335               825,826
Devon Energy Corp.                                       56,312             3,763,894
El Paso Corp. (b)                                        88,977             1,218,985
EOG Resources, Inc.                                      31,063             2,066,621
V  ExxonMobil Corp.                                     760,128            54,288,342
Hess Corp. (b)                                           30,808             1,306,259
Kinder Morgan, Inc.                                      13,711             1,441,026
Marathon Oil Corp.                                       45,843             3,960,835
Murphy Oil Corp. (b)                                     23,918             1,127,973
Occidental Petroleum Corp.                              110,124             5,169,221
Sunoco, Inc.                                             16,667             1,102,189
Valero Energy Corp.                                      78,444             4,104,975
Williams Cos., Inc. (The)                                76,180             1,861,077
XTO Energy, Inc.                                         46,741             2,180,935
                                                                  -------------------
                                                                          123,036,194
                                                                  -------------------
PAPER & FOREST PRODUCTS (0.3%)
International Paper Co.                                  58,167             1,939,869
Louisiana-Pacific Corp.                                  13,801               272,984
MeadWestvaco Corp.                                       23,170               637,638
Weyerhaeuser Co.                                         31,439             1,999,206
                                                                  -------------------
                                                                            4,849,697
                                                                  -------------------


                                                         SHARES                 VALUE
PERSONAL PRODUCTS (0.2%)
Alberto-Culver Co.                                        9,934   $           504,747
Avon Products, Inc.                                      57,336             1,743,588
Estee Lauder Cos., Inc. (The) Class A                    16,485               665,829
                                                                  -------------------
                                                                            2,914,164
                                                                  -------------------
PHARMACEUTICALS (6.5%)
Abbott Laboratories                                     195,337             9,280,461
Allergan, Inc.                                           19,321             2,231,576
Barr Pharmaceuticals, Inc. (a)                           13,593               711,865
Bristol-Myers Squibb Co.                                251,465             6,223,759
Eli Lilly & Co.                                         125,729             7,042,081
Forest Laboratories, Inc. (a)                            40,622             1,988,041
V  Johnson & Johnson                                    374,036            25,210,026
King Pharmaceuticals, Inc. (a)                           31,042               519,333
Merck & Co., Inc.                                       278,251            12,638,160
Mylan Laboratories, Inc.                                 27,100               555,550
V  Pfizer, Inc.                                         932,364            24,847,501
Schering-Plough Corp.                                   189,364             4,192,519
Watson Pharmaceuticals, Inc. (a)                         13,090               352,252
Wyeth                                                   172,110             8,782,773
                                                                  -------------------
                                                                          104,575,897
                                                                  -------------------
REAL ESTATE INVESTMENT TRUSTS (1.1%)
Apartment Investment & Management Co. Class A (b)        12,442               713,175
Archstone-Smith Trust (b)                                27,407             1,650,175
Boston Properties, Inc.                                  14,619             1,561,748
Equity Office Properties Trust (b)                       44,644             1,897,370
Equity Residential                                       37,206             2,031,820
Kimco Realty Corp. (b)                                   27,691             1,230,311
Plum Creek Timber Co., Inc.                              22,911               823,421
ProLogis                                                 31,306             1,980,731
Public Storage, Inc.                                     15,484             1,389,070
Simon Property Group, Inc. (b)                           28,323             2,750,163
Vornado Realty Trust (b)                                 15,614             1,861,970
                                                                  -------------------
                                                                           17,889,954
                                                                  -------------------
REAL ESTATE MANAGEMENT & DEVELOPMENT (0.1%)
CB Richard Ellis Group, Inc. Class A (a)                 12,600               378,378
Realogy Corp. (a)                                        27,288               703,485
                                                                  -------------------
                                                                            1,081,863
                                                                  -------------------
ROAD & RAIL (0.7%)
Burlington Northern Santa Fe Corp.                       46,323             3,591,422
CSX Corp.                                                56,734             2,023,702
Norfolk Southern Corp.                                   52,934             2,782,740
Ryder System, Inc.                                        7,992               420,779
Union Pacific Corp.                                      34,442             3,121,478
                                                                  -------------------
                                                                           11,940,121
                                                                  -------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.6%)
Advanced Micro Devices, Inc. (a)                         62,155             1,322,037
Altera Corp. (a)                                         45,968               847,650


    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    53


                                                         SHARES                 VALUE
COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (CONTINUED)
Analog Devices, Inc.                                     45,084   $         1,434,573
Applied Materials, Inc. (b)                             177,478             3,086,342
Broadcom Corp. Class A (a)                               59,927             1,813,990
Freescale Semiconductor, Inc. Class B (a)                51,863             2,039,772
Intel Corp. (b)                                         737,497            15,738,186
KLA-Tencor Corp.                                         25,478             1,252,753
Linear Technology Corp.                                  38,608             1,201,481
LSI Logic Corp. (a)(b)                                   51,082               513,374
Maxim Integrated Products, Inc.                          41,031             1,231,340
Micron Technology, Inc. (a)                              93,290             1,348,041
National Semiconductor Corp.                             38,056               924,380
Novellus Systems, Inc. (a)                               15,788               436,538
NVIDIA Corp. (a)                                         44,899             1,565,628
PMC-Sierra, Inc. (a)(b)                                  26,788               177,604
Teradyne, Inc. (a)(b)                                    25,233               353,767
Texas Instruments, Inc.                                 195,982             5,914,737
Xilinx, Inc.                                             43,457             1,108,588
                                                                  -------------------
                                                                           42,310,781
                                                                  -------------------
SOFTWARE (3.4%)
Adobe Systems, Inc. (a)                                  74,091             2,833,981
Autodesk, Inc. (a)                                       29,608             1,088,094
BMC Software, Inc. (a)                                   26,214               794,546
CA, Inc.                                                 52,466             1,299,058
Citrix Systems, Inc. (a)                                 23,547               695,343
Compuware Corp. (a)                                      48,320               388,493
Electronic Arts, Inc. (a)(b)                             39,229             2,074,822
Intuit, Inc. (a)                                         43,733             1,543,775
V  Microsoft Corp.                                    1,104,424            31,708,013
Novell, Inc. (a)                                         43,321               259,926
Oracle Corp. (a)                                        515,768             9,526,235
Parametric Technology Corp. (a)                          14,226               277,976
Symantec Corp. (a)                                      126,482             2,509,403
                                                                  -------------------
                                                                           54,999,665
                                                                  -------------------
SPECIALTY RETAIL (2.0%)
AutoNation, Inc. (a)                                     19,630               393,582
AutoZone, Inc. (a)                                        6,705               750,960
Bed Bath & Beyond, Inc. (a)                              36,092             1,454,147
Best Buy Co., Inc.                                       51,917             2,868,414
Circuit City Stores, Inc.                                18,041               486,746
Gap, Inc. (The)                                          68,813             1,446,449
Home Depot, Inc. (The)                                  263,951             9,853,291
Limited Brands, Inc.                                     43,474             1,281,179
Lowe's Cos., Inc. (b)                                   195,384             5,888,874
Office Depot, Inc. (a)                                   36,235             1,521,508
OfficeMax, Inc.                                           9,477               450,916
RadioShack Corp. (b)                                     17,020               303,637
Sherwin-Williams Co. (The)                               14,403               853,090


                                                         SHARES                 VALUE
SPECIALTY RETAIL (CONTINUED)
Staples, Inc.                                            92,917   $         2,396,329
Tiffany & Co.                                            17,681               631,565
TJX Cos., Inc. (The)                                     57,472             1,663,814
                                                                  -------------------
                                                                           32,244,501
                                                                  -------------------
TEXTILES, APPAREL & LUXURY GOODS (0.4%)
Coach, Inc. (a)                                          46,758             1,853,487
Jones Apparel Group, Inc.                                14,472               483,365
Liz Claiborne, Inc.                                      13,168               555,295
NIKE, Inc. Class B                                       24,538             2,254,551
VF Corp.                                                 11,295               858,533
                                                                  -------------------
                                                                            6,005,231
                                                                  -------------------
THRIFTS & MORTGAGE FINANCE (1.4%)
Countrywide Financial Corp.                              78,247             2,982,776
Fannie Mae                                              123,749             7,333,366
Freddie Mac                                              88,357             6,095,749
MGIC Investment Corp.                                    10,846               637,311
Sovereign Bancorp, Inc.                                  45,836             1,093,647
Washington Mutual, Inc.                                 123,229             5,212,587
                                                                  -------------------
                                                                           23,355,436
                                                                  -------------------
TOBACCO (1.5%)
V  Altria Group, Inc.                                   267,703            21,772,285
Reynolds American, Inc. (b)                              21,894             1,382,825
UST, Inc.                                                20,586             1,102,586
                                                                  -------------------
                                                                           24,257,696
                                                                  -------------------
TRADING COMPANIES & DISTRIBUTERS (0.0%)++
W.W. Grainger, Inc.                                       9,635               701,235
                                                                  -------------------

WIRELESS TELECOMMUNICATION SERVICES (0.6%)
ALLTEL Corp.                                             49,625             2,645,509
Sprint Nextel Corp.                                     382,026             7,140,066
                                                                  -------------------
                                                                            9,785,575
                                                                  -------------------
Total Common Stocks
 (Cost $1,155,432,016)                                                  1,586,850,075(g)
                                                                  -------------------
                                                      PRINCIPAL
                                                         AMOUNT
SHORT-TERM INVESTMENTS (7.6%)
-------------------------------------------------------------------------------------
COMMERCIAL PAPER (1.8%)
American Honda Finance Corp.
 5.22%, due 11/13/06                                $ 2,700,000             2,695,302
Fairway Finance Corp.
 5.289%, due 11/20/06 (c)                             4,792,469             4,792,469
FPL Fuels, Inc.
 5.25%, due 11/15/06                                $ 1,100,000             1,097,754
Greyhawk Funding
 5.286%, due 11/13/06 (c)                             1,996,862             1,996,862

 54   MainStay S&P 500 Index Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT                 VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
-------------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
Jupiter Securitization Corp.
 5.303%, due 11/14/06 (c)                           $ 1,996,862   $         1,996,862
MetLife Funding, Inc.
 5.21%, due 11/16/06                                  1,600,000             1,596,527
National Rural Utilities Cooperative Finance Corp.
 5.23%, due 11/29/06                                    600,000               597,559
New Jersey Natural Gas
 5.22%, due 11/9/06                                   1,000,000               998,840
UBS Finance Delaware LLC
 5.225%, due 11/6/06                                 14,100,000            14,089,768
                                                                  -------------------
Total Commercial Paper
 (Cost $29,861,943)                                                        29,861,943
                                                                  -------------------

                                                         SHARES
INVESTMENT COMPANY (1.5%)
BGI Institutional Money Market Fund (c)              23,847,201            23,847,201
                                                                  -------------------
Total Investment Company
 (Cost $23,847,201)                                                        23,847,201
                                                                  -------------------
                                                      PRINCIPAL
                                                         AMOUNT
REPURCHASE AGREEMENT (0.3%)
Morgan Stanley & Co.
 5.42%, dated 10/31/06
 due 11/1/06
 Proceeds at Maturity $5,215,792
 (Collateralized by various Corporate Bonds,
 with rates between 0% - 8.40% and
 maturity dates between 1/30/07 - 6/15/34,
 with a Principal Amount of
 $5,274,807 and a Market Value
 of $5,422,329) (c)                                 $ 5,215,007             5,215,007
                                                                  -------------------
Total Repurchase Agreement
 (Cost $5,215,007)                                                          5,215,007
                                                                  -------------------

                                                      PRINCIPAL
                                                         AMOUNT                 VALUE
TIME DEPOSITS (3.3%)
Banco Bilbao Vizcaya Argentaria S.A.
 5.30%, due 1/9/07 (c)                              $ 3,993,724   $         3,993,724
Bank of America
 5.27%, due 11/21/06 (c)(d)                           3,993,723             3,993,723
Bank of Montreal
 5.28%, due 11/27/06 (c)                              3,993,723             3,993,723
Bank of Nova Scotia
 5.30%, due 11/10/06 (c)                              3,993,723             3,993,723
Barclays
 5.32%, due 1/18/07 (c)                               3,993,724             3,993,724
Deutsche Bank AG
 5.27%, due 11/9/06 (c)                               2,795,607             2,795,607
Fortis Bank
 5.27%, due 11/6/06 (c)                               7,987,448             7,987,448
Halifax Bank of Scotland
 5.30%, due 1/10/07 (c)                               3,993,724             3,993,724
Lloyds TSB Bank PLC
 5.30%, due 12/21/06 (c)                              3,993,724             3,993,724
Royal Bank of Canada
 5.30%, due 12/22/06 (c)                              3,993,724             3,993,724
Royal Bank of Scotland
 5.29%, due 12/12/06 (c)                              3,993,724             3,993,724
Skandinaviska Enskilda Banken AB
 5.31%, due 11/3/06 (c)                               3,993,724             3,993,724
UBS AG
 5.28%, due 12/5/06 (c)                               1,996,862             1,996,862
                                                                  -------------------
Total Time Deposits
 (Cost $52,717,154)                                                        52,717,154
                                                                  -------------------
U.S. GOVERNMENT (0.7%)
United States Treasury Bills
 4.989%, due 1/18/07 (e)                              2,300,000             2,275,430
 4.998%, due 1/25/07                                  9,000,000             8,895,240
                                                                  -------------------
Total U.S. Government
 (Cost $11,170,733)                                                        11,170,670
                                                                  -------------------
Total Short-Term Investments
 (Cost $122,812,038)                                                      122,811,975
                                                                  -------------------
Total Investments
 (Cost $1,278,244,054) (h)                                105.6%        1,709,662,050(i)
Liabilities in Excess of
 Cash and Other Assets                                     (5.6)          (89,894,889)
                                                    -----------   -------------------
Net Assets                                                100.0%  $     1,619,767,161
                                                    ===========   ===================

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

 60   MainStay S&P 500 Index Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                                         UNREALIZED
                                                    CONTRACTS         APPRECIATION/
                                                         LONG    (DEPRECIATION) (F)
FUTURES CONTRACTS (0.1%)
-----------------------------------------------------------------------------------
Standard & Poor's 500 Index
 December 2006                                             89   $           944,655
 Mini December 2006                                        13                 7,404
                                                                -------------------
Total Futures Contracts Long
 (Settlement Value $31,675,280)                                 $           952,059
                                                                -------------------
                                                    CONTRACTS
                                                        SHORT
Standard & Poor's 500 Index
 Mini December 2006                                        10                (1,005)
                                                                -------------------
Total Futures Contracts Short
 (Settlement Value $691,600)                                                 (1,005)
                                                                -------------------
Total Futures Contracts
 (Settlement Value $30,983,680) (g)                             $           951,054
                                                                ===================

++   Less than one tenth of a percent.
+++  Fifty percent of the Fund's assets are maintained to cover
     "senior securities transactions" which may include, but are not limited to, forwards, TBA's, options and futures. This percentage is marked-to-market daily against the value of
     the Fund's "senior securities" holdings to ensure proper
     coverage for these transactions.
(a)  Non-income producing security.
(b)  Represents a security, or a portion thereof, which is out on loan.
(c)  Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(d)  Floating rate. Rate shown is the rate in effect at October
     31, 2006.
(e)  Segregated or partially segregated as collateral for futures contracts.
(f)  Represents the difference between the value of the contracts at the time they were opened and the value at October 31,
     2006.
(g)  The combined market value of common stocks and settlement value of Standard & Poor's 500 Index futures contracts
     approximately represents 100.0% of net assets.
(h)  The cost for federal income tax purposes is $1,298,369,002.
(i)  At October 31, 2006 net unrealized appreciation was
     $411,293,048, based on cost for federal income tax purposes.
     This consisted of aggregate gross unrealized appreciation
     for all investments on which there was an excess of market value over cost of $451,682,233 and aggregate gross
     unrealized depreciation for all investments on which there was an excess of cost over market value of $40,389,185.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    61

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2006

ASSETS:
Investment in securities, at value
  (identified cost $1,278,244,054) including
  $87,692,175 market value of securities
  loaned                                      $1,709,662,050
Receivables:
  Fund shares sold                                 1,504,923
  Dividends and interest                           1,375,150
Other assets                                          25,253
                                              --------------
    Total assets                               1,712,567,376
                                              --------------

LIABILITIES:
Securities lending collateral                     90,565,555
Bank overdraft                                        11,072
Payables:
  Investment securities purchased                  1,265,182
  Fund shares redeemed                               355,151
  Manager (See Note 3)                               168,820
  Shareholder communication                          138,035
  Professional fees                                  103,936
  NYLIFE Distributors (See Note 3)                    69,255
  Transfer agent (See Note 3)                         63,829
  Directors                                           21,232
  Custodian                                           13,992
  Variation margin on futures contracts                3,618
Accrued expenses                                      20,538
                                              --------------
    Total liabilities                             92,800,215
                                              --------------
Net assets                                    $1,619,767,161
                                              ==============

COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001 per share)
  500 million shares authorized:
  Class A                                     $       10,042
  Class I                                             40,415
Additional paid-in capital                     1,271,363,494
Accumulated undistributed net investment
  income                                          20,518,223
Accumulated net realized loss on investments
  and futures transactions                      (104,534,063)
Net unrealized appreciation on investments
  and futures contracts                          432,369,050
                                              --------------
Net assets                                    $1,619,767,161
                                              ==============
CLASS A
Net assets applicable to outstanding shares   $  319,850,786
                                              ==============
Shares of capital stock outstanding               10,042,301
                                              ==============
Net asset value per share outstanding         $        31.85
Maximum sales charge (3.00% of offering
  price)                                                0.99
                                              --------------
Maximum offering price per share outstanding  $        32.84
                                              ==============
CLASS I
Net assets applicable to outstanding shares   $1,299,916,375
                                              ==============
Shares of capital stock outstanding               40,414,581
                                              ==============
Net asset value and offering price per share
  outstanding                                 $        32.16
                                              ==============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    57

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2006

INVESTMENT INCOME:
INCOME:
  Dividends                                     $ 30,160,703
  Interest                                         1,543,905
  Income from securities loaned--net                 145,363
                                                -------------
    Total income                                  31,849,971
                                                -------------
EXPENSES:
  Manager (See Note 3)                             3,852,919
  Distribution/Service--Class A (See Note 3)         784,340
  Transfer agent--Class A (See Note 3)               567,878
  Transfer agent--Class I (See Note 3)                83,611
  Professional fees                                  382,840
  Shareholder communication                          279,095
  Directors                                          113,905
  Custodian                                           69,001
  Registration                                        46,533
  Miscellaneous                                      158,963
                                                -------------
    Total expenses before waiver/reimbursement     6,339,085
  Expense waiver/reimbursement from Manager
    (See Note 3)                                    (348,562)
                                                -------------
    Net expenses                                   5,990,523
                                                -------------
Net investment income                             25,859,448
                                                -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on:
  Security transactions                          (52,890,140)
  Futures transactions                              (854,008)
                                                -------------
Net realized loss on investments and futures
  transactions                                   (53,744,148)
                                                -------------
Net change in unrealized appreciation
  (depreciation) on:
  Security transactions                          260,151,840
  Futures contracts                                1,045,739
                                                -------------
Net change in unrealized appreciation on
  investments and futures contracts              261,197,579
                                                -------------
Net realized and unrealized gain on
  investments and futures transactions           207,453,431
                                                -------------
Net increase in net assets resulting from
  operations                                    $233,312,879
                                                =============

 58   MainStay S&P 500 Index Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED OCTOBER 31, 2006 AND OCTOBER 31, 2005

                                             2006             2005
INCREASE IN NET ASSETS:
Operations:
 Net investment income             $   25,859,448   $   25,773,932
 Net realized loss on investments
  and futures transactions            (53,744,148)     (10,906,709)
 Net change in unrealized
  appreciation (depreciation) on
  investments and futures
  contracts                           261,197,579       97,346,669
                                   -------------------------------
 Net increase in net assets
  resulting from operations           233,312,879      112,213,892
                                   -------------------------------

Dividends to shareholders:
 From net investment income:
   Class A                             (3,523,617)      (3,521,725)
   Class I                            (19,998,995)     (16,314,898)
                                   -------------------------------
 Total dividends to shareholders      (23,522,612)     (19,836,623)
                                   -------------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                             88,694,150      131,907,053
   Class I                            331,096,431      442,646,109
 Net asset value of shares issued
  to shareholders in reinvestment
  of dividends:
   Class A                              3,385,029        3,418,513
   Class I                             19,990,716       16,313,839
                                   -------------------------------
                                      443,166,326      594,285,514
 Cost of shares redeemed:
   Class A                           (123,565,658)    (125,812,654)
   Class I                           (464,492,239)    (268,830,636)
                                   -------------------------------
                                     (588,057,897)    (394,643,290)
   Increase (decrease) in net
    assets derived from capital
    share transactions               (144,891,571)     199,642,224
                                   -------------------------------
   Net increase in net assets          64,898,696      292,019,493

NET ASSETS:
Beginning of year                   1,554,868,465    1,262,848,972
                                   -------------------------------
End of year                        $1,619,767,161   $1,554,868,465
                                   ===============================
Accumulated undistributed net
 investment income at end of year  $   20,518,223   $   18,362,847
                                   ===============================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    59

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                       CLASS A
                                                       ---------------------------------------
                                                                                   JANUARY 2,
                                                                                      2004*
                                                                                     THROUGH
                                                       YEAR ENDED OCTOBER 31,      OCTOBER 31,
                                                         2006          2005           2004
Net asset value at beginning of period                 $  27.86      $  26.11       $  25.46
                                                       --------      --------      -----------
Net investment income                                      0.40          0.40(d)        0.20
Net realized and unrealized gain (loss) on
  investments                                              3.91          1.68           0.45
                                                       --------      --------      -----------
Total from investment operations                           4.31          2.08           0.65
                                                       --------      --------      -----------
Less dividends and distributions:
  From net investment income                              (0.32)        (0.33)            --
  From net realized gain on investments                      --            --             --
                                                       --------      --------      -----------
Total dividends and distributions                         (0.32)        (0.33)            --
                                                       --------      --------      -----------
Net asset value at end of period                       $  31.85      $  27.86       $  26.11
                                                       ========      ========      ===========
Total investment return (b)                               15.61%         7.97%          2.55%(c)
Ratios (to average net assets)/Supplemental Data:
  Net investment income                                    1.31%         1.43%(d)       1.09%+
  Net expenses                                             0.68%         0.73%          0.59%+
  Expenses (before waiver/reimbursement)                   0.74%         0.87%          0.87%+
Portfolio turnover rate                                       5%            6%             2%
Net assets at end of period (in 000's)                 $319,851      $309,387       $280,346

*    Commencement of operations.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges. Class I is not subject to sales charges.
(c)  Total return is not annualized.
(d)  Net investment income and the ratio of net investment income includes $0.07 and 0.26%, respectively, as a result of a special one time dividend from Microsoft Corp.

 60   MainStay S&P 500 Index Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                 CLASS I
-------------------------------------------------------------------------
                         YEAR ENDED OCTOBER 31,
        2006            2005           2004          2003          2002
     $    28.15      $    26.35      $  24.43      $  20.57      $  25.84
     ----------      ----------      --------      --------      --------
           0.53            0.48(d)       0.33          0.32(a)       0.31
           3.93            1.73          1.88          3.85         (3.86)
     ----------      ----------      --------      --------      --------
           4.46            2.21          2.21          4.17         (3.55)
     ----------      ----------      --------      --------      --------
          (0.45)          (0.41)        (0.29)        (0.31)        (0.32)
             --              --            --            --         (1.40)
     ----------      ----------      --------      --------      --------
          (0.45)          (0.41)        (0.29)        (0.31)        (1.72)
     ----------      ----------      --------      --------      --------
     $    32.16      $    28.15      $  26.35      $  24.43      $  20.57
     ==========      ==========      ========      ========      ========
          16.06%           8.42%         9.10%        20.59%       (15.23%)
           1.69%           1.86%(d)      1.38%         1.46%         1.31%
           0.30%           0.30%         0.30%         0.30%         0.30%
           0.31%           0.44%         0.58%         0.61%         0.59%
              5%              6%            2%            3%            4%
     $1,299,916      $1,245,481      $982,503      $777,843      $527,277

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    61

MAINSTAY SMALL CAP OPPORTUNITY FUND

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM. PERFORMANCE DATA SHOWN EXCLUDING SALES CHARGES DOES NOT REFLECT THE DEDUCTION OF ANY SALES LOAD, WHICH IF REFLECTED, WOULD REDUCE PERFORMANCE QUOTED.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
With sales charges        5.08%  18.33%  12.70%
Excluding sales charges  11.20   19.67   13.34

(PERFORMANCE GRAPH)                                         (With sales charges)

                                  MAINSTAY
                                  SMALL CAP                                                             LIPPER SMALL-
                                 OPPORTUNITY      RUSSELL 2000                        S&P SMALLCAP        CAP VALUE
                                    FUND           VALUE INDEX      S&P 500 INDEX       600 INDEX        FUNDS INDEX
                                 -----------      ------------      -------------     ------------      -------------
10/31/96                             9450             10000             10000             10000             10000
                                    13271             13718             13211             13197             13641
                                    12740             12663             16117             11738             11988
                                    13292             12754             20253             13151             12255
                                    13509             14960             21487             16473             14589
                                    13473             16269             16136             15413             15744
                                    14234             15858             13698             14831             15288
                                    20155             22247             16548             19811             21629
                                    24244             26250             18107             23135             25331
                                    29738             29672             19686             26667             29065
10/31/06                            33068             36466             22903             30961             34246


                                RUSSELL 2000
                                    INDEX
                                ------------
10/31/96                            10000
                                    12933
                                    11402
                                    13097
                                    15377
                                    13424
                                    11871
                                    17019
                                    19015
                                    21312
10/31/06                            25570

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
With sales charges        5.32%  18.56%  12.32%
Excluding sales charges  10.32   18.76   12.32

(PERFORMANCE GRAPH)                                         (With sales charges)

                                  MAINSTAY
                                  SMALL CAP                                                             LIPPER SMALL-
                                 OPPORTUNITY      RUSSELL 2000                        S&P SMALLCAP        CAP VALUE
                                    FUND           VALUE INDEX      S&P 500 INDEX       600 INDEX        FUNDS INDEX
                                 -----------      ------------      -------------     ------------      -------------
10/31/96                            10000             10000             10000             10000             10000
                                    13857             13718             13211             13197             13641
                                    13140             12663             16117             11738             11988
                                    13558             12754             20253             13151             12255
                                    13666             14960             21487             16473             14589
                                    13531             16269             16136             15413             15744
                                    14185             15858             13698             14831             15288
                                    19965             22247             16548             19811             21629
                                    23830             26250             18107             23135             25331
                                    28975             29672             19686             26667             29065
10/31/06                            31965             36466             22903             30961             34246


                                RUSSELL 2000
                                    INDEX
                                ------------
10/31/96                            10000
                                    12933
                                    11402
                                    13097
                                    15377
                                    13424
                                    11871
                                    17019
                                    19015
                                    21312
10/31/06                            25570

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges as explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors/Trustees. The Manager may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to this agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense. From inception (1/12/87) through 12/31/03, performance for Class A and B shares (each first offered 1/2/04) includes the historical performance of Class I shares adjusted to reflect the applicable sales charge (or CDSC) and fees and expenses for Class A and B shares. Prior to 1/2/04, the Fund offered Class L shares, which were subject to a 1.00% sales charge and a 1.00% CDSC on redemptions within one year of purchase. From inception through 12/29/02, performance for Class L shares (first offered 12/30/02) includes the historical performance of Class I shares adjusted to reflect the applicable sales charge (or CDSC) and fees and expenses for Class L shares. Effective 1/02/04, all outstanding Class L shares of the Fund were converted to Class C shares, redesignated Class C shares, or both.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 62   MainStay Small Cap Opportunity Fund

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
With sales charges        9.32%  18.82%  12.35%
Excluding sales charges  10.32   18.82   12.35

(PERFORMANCE GRAPH)                                         (With sales charges)

                                  MAINSTAY
                                  SMALL CAP                                                             LIPPER SMALL-
                                 OPPORTUNITY      RUSSELL 2000                        S&P SMALLCAP        CAP VALUE
                                    FUND           VALUE INDEX      S&P 500 INDEX       600 INDEX        FUNDS INDEX
                                 -----------      ------------      -------------     ------------      -------------
10/31/96                            10000             10000             10000             10000             10000
                                    13863             13718             13211             13197             13641
                                    13144             12663             16117             11738             11988
                                    13575             12754             20253             13151             12255
                                    13684             14960             21487             16473             14589
                                    13536             16269             16136             15413             15744
                                    14204             15858             13698             14831             15288
                                    20009             22247             16548             19811             21629
                                    23869             26250             18107             23135             25331
                                    29053             29672             19686             26667             29065
10/31/06                            32052             36466             22903             30961             34246


                                RUSSELL 2000
                                    INDEX
                                ------------
10/31/96                            10000
                                    12933
                                    11402
                                    13097
                                    15377
                                    13424
                                    11871
                                    17019
                                    19015
                                    21312
10/31/06                            25570

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
                         11.73%  20.09%  13.71%

(PERFORMANCE GRAPH)

                                  MAINSTAY
                                  SMALL CAP                                                             LIPPER SMALL-
                                 OPPORTUNITY      RUSSELL 2000                        S&P SMALLCAP        CAP VALUE
                                    FUND           VALUE INDEX      S&P 500 INDEX       600 INDEX        FUNDS INDEX
                                 -----------      ------------      -------------     ------------      -------------
10/31/96                            10000             10000             10000             10000             10000
                                    14088             13718             13211             13197             13641
                                    13577             12663             16117             11738             11988
                                    14203             12754             20253             13151             12255
                                    14468             14960             21487             16473             14589
                                    14468             16269             16136             15413             15744
                                    15313             15858             13698             14831             15288
                                    21751             22247             16548             19811             21629
                                    26259             26250             18107             23135             25331
                                    32338             29672             19686             26667             29065
10/31/06                            36131             36466             22903             30961             34246


                                RUSSELL 2000
                                    INDEX
                                ------------
10/31/96                            10000
                                    12933
                                    11402
                                    13097
                                    15377
                                    13424
                                    11871
                                    17019
                                    19015
                                    21312
10/31/06                            25570

                                                          ONE     FIVE     TEN
BENCHMARK PERFORMANCE                                    YEAR    YEARS    YEARS
-------------------------------------------------------------------------------

Russell 2000(R) Value Index(1)                           22.90%  17.52%   13.81%
S&P 500(R) Index(2)                                      16.34    7.26     8.64
Russell 2000(R) Index(3)                                 19.98   13.76     9.84
S&P SmallCap 600(R) Index(4)                             16.10   14.97    11.96
Lipper Small-Cap Value Funds Index(5)                    17.83   16.82    13.10
Average Lipper small-cap value fund(4)                   16.79   15.57    12.38

1. The Russell 2000(R) Value Index is an unmanaged index that measures the performance of those Russell 2000(R) companies with lower price-to-book ratios and lower forecasted growth values. Results assume reinvestment of all income and capital gains. The Russell 2000(R) Value Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
2. "S&P 500(R)" is a trademark of the McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
3. The Russell 2000(R) Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which, in turn, is an unmanagedindex that measures the performance of the 3,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
4. S&P SmallCap 600(R) Index is an unmanaged market-value weighted index of 600 small-capitalization common stocks. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
5. The Lipper Small-Cap Value Funds Index is an unmanaged index that tracks the performance, after expenses, of the 30 largest small-company value funds. Results assume reinvestment of all dividend and capital-gain distributions. An investment cannot be made directly in an index.
6. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                    www.mainstayfunds.com     63

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY SMALL CAP OPPORTUNITY FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2006, to October 31, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2006, to October 31, 2006.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended October 31, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            5/1/06            10/31/06          PERIOD(1)           10/31/06           PERIOD(1)

CLASS A SHARES                        $1,000.00          $984.10            $ 8.20            $1,016.80            $ 8.34
---------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                        $1,000.00          $980.15            $11.93            $1,013.05            $12.13
---------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                        $1,000.00          $980.15            $11.93            $1,013.05            $12.13
---------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                        $1,000.00          $987.45            $ 5.86            $1,019.15            $ 5.95
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (1.64% for Class A, 2.39% for Class B and Class C, and 1.17% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period).

 64   MainStay Small Cap Opportunity Fund

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2006

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                                     99.3
Short-Term Investments (collateral from securities lending                        20.6
  is 19.8%)
Futures Contracts                                                                 0.0*
Liabilities in Excess of Cash and Other Assets                                   (19.9)

* Less than one-tenth of a percent.

See Portfolio of Investments on page 67 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2006 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Veritas DGC, Inc.
 2.  Payless ShoeSource, Inc.
 3.  Ryerson, Inc.
 4.  BISYS Group, Inc. (The)
 5.  LaSalle Hotel Properties
 6.  Phoenix Cos., Inc. (The)
 7.  Vail Resorts, Inc.
 8.  NACCO Industries, Inc. Class A
 9.  Regal-Beloit Corp.
10.  Westar Energy, Inc.

                                                    www.mainstayfunds.com     65

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Daniel Glickman and Victor Samoilovich of New York Life Investment Management LLC

HOW DID MAINSTAY SMALL CAP OPPORTUNITY FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2006?

Excluding all sales charges, MainStay Small Cap Opportunity Fund returned 11.20% for Class A shares, 10.32% for Class B shares, and 10.32% for Class C shares for the 12 months ended October 31, 2006. Over the same period, the Fund's Class I shares returned 11.73%. All share classes underperformed the 22.90% return of the Russell 2000(R) Value Index,(1) the Fund's broad-based securities-market index, for the 12-month reporting period. All share classes also underperformed the 16.79% return of the average Lipper(2) small-cap value fund for the 12 months ended October 31, 2006.

WHAT FACTORS AFFECTED THE FUND'S RELATIVE PERFORMANCE?

On the positive side, the small-cap stocks of the Russell 2000(R) Index outperformed the large-cap stocks of the Russell 1000(R) Index for the 12-month reporting period. Within the small-capitalization segment of the stock market, value stocks outperformed growth stocks. Although the Fund's small-cap value orientation was in favor during the reporting period, security selection--and to a lesser extent, sector exposure--resulted in the Fund's disappointing relative performance.

WHICH SECTORS HAD THE GREATEST POSITIVE OR NEGATIVE IMPACT ON THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD?

In absolute terms, the materials sector was the best performer during the reporting period, followed by energy. Both sectors benefited from strong commodity prices. Telecommunication services was also a strong absolute performer. The weakest performing sectors in absolute terms were consumer staples, health care, and financials.

Relative to the Russell 2000(R) Value Index, the Fund's performance was negatively affected by security selection in the financials, information technology, and industrials sectors. An overweighted position in utilities and an underweighted allocation to materials also hurt the Fund's relative results.

DURING THE REPORTING PERIOD, WHICH STOCKS WERE THE FUND'S BEST PERFORMERS AND WHICH ONES WERE THE WEAKEST?

During the reporting period, the Fund held approximately 200 securities, so no single stock had a significant positive or negative impact on relative performance. Among the strongest individual contributors were seismic data services company Veritas DGC, disk maker Komag, and electrical machinery company Regal-Beloit. Detractors included Chiquita Brands International, Six Flags, and Zoran.

WERE THERE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

The Fund seeks stocks with attractive relative valuations and strong price trends. Among the stocks that fit the Fund's purchase criteria during the reporting period were Veritas DGC and Manitowoc. Two of the securities that were sold because of unattractive valuations and deteriorating price trends were Terex and The Sports Authority.

WERE THERE ANY NOTABLE CHANGES IN THE FUND'S WEIGHTINGS DURING THE REPORTING PERIOD?

Weighting changes in the Fund are due to the Fund's proprietary quantitative security selection process. During the reporting period, the Fund substantially increased its weightings relative to the Russell 2000(R) Value Index in the materials and information technology sectors. To make room for these investments, the Fund's utilities weighting was significantly reduced.

As of October 31, 2006, the Fund was overweighted relative to the Russell 2000(R) Value Index in the industrials and energy sectors. On that same date, the Fund was underweighted relative to the Index in the information technology and financials sectors.


The Fund was closed to new investors as of June 1, 2006.
Stocks of small-capitalization companies may be subject to greater price volatility, significantly lower trading volumes, and greater spreads between bid and ask prices than stocks of larger companies. Small companies may be more vulnerable to adverse business or market developments than mid- or large-capitalization companies. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, great price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. The Fund's use of securities lending presents the risk of default by the borrower, which may result in a loss to the Fund. See additional securities-lending disclosure in the Notes to Financial Statements (Note 2). The Fund may experience a portfolio turnover rate of more than 100% and may generate taxable short-term capital gains.
1. See footnote on page 63 for more information on the Russell 2000(R) Value Index.
2. See footnote on page 63 for more information about Lipper Inc.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ABOUT MAINSTAY SMALL CAP OPPORTUNITY FUND ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

 66   MainStay Small Cap Opportunity Fund

PORTFOLIO OF INVESTMENTS+++ OCTOBER 31, 2006


                                                         SHARES            VALUE
COMMON STOCKS (99.3%)+
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE (1.2%)
AAR Corp. (a)(b)                                        248,662   $    6,475,158
Orbital Sciences Corp. (a)                              504,842        9,167,931
Triumph Group, Inc. (b)                                  46,730        2,250,050
                                                                  --------------
                                                                      17,893,139
                                                                  --------------
AIR FREIGHT & LOGISTICS (0.1%)
Atlas Air Worldwide Holdings, Inc. (a)                   32,853        1,494,483
                                                                  --------------

AIRLINES (0.3%)
Mesa Air Group, Inc. (a)(b)                             173,734        1,546,233
SkyWest, Inc.                                           143,813        3,834,055
                                                                  --------------
                                                                       5,380,288
                                                                  --------------
AUTO COMPONENTS (0.5%)
Aftermarket Technology Corp. (a)                        162,282        3,049,279
American Axle & Manufacturing Holdings, Inc. (b)        131,131        2,458,706
Tenneco, Inc. (a)                                       110,392        2,505,898
                                                                  --------------
                                                                       8,013,883
                                                                  --------------
BUILDING PRODUCTS (0.4%)
Ameron International Corp.                               29,745        2,178,821
Universal Forest Products, Inc.                          82,458        3,741,944
                                                                  --------------
                                                                       5,920,765
                                                                  --------------
CAPITAL MARKETS (2.1%)
Capital Southwest Corp. (b)                              20,674        2,477,779
Investment Technology Group, Inc. (a)                    83,512        3,900,010
Knight Capital Group, Inc. Class A (a)                  524,339        9,778,922
LaBranche & Co., Inc. (a)(b)                            488,943        4,336,924
Piper Jaffray Cos., Inc. (a)                             94,824        6,557,080
SWS Group, Inc.                                          98,165        2,728,005
Waddell & Reed Financial, Inc. Class A                   93,973        2,396,312
                                                                  --------------
                                                                      32,175,032
                                                                  --------------
CHEMICALS (1.7%)
A. Schulman, Inc.                                       186,219        4,508,362
H.B. Fuller Co.                                         423,198       10,491,078
OM Group, Inc. (a)                                      109,167        6,222,519
PolyOne Corp. (a)                                       163,034        1,336,879
Sensient Technologies Corp.                              51,977        1,198,070
Spartech Corp.                                           84,483        2,314,834
                                                                  --------------
                                                                      26,071,742
                                                                  --------------


                                                         SHARES            VALUE
COMMERCIAL BANKS (5.0%)
Ameris Bancorp                                           41,885   $    1,169,010
Banner Corp.                                             64,684        2,811,167
Cascade Bancorp (b)                                      85,717        3,125,242
Columbia Banking System, Inc.                           148,939        4,718,388
First Community Bancorp (b)                             183,622        9,818,268
Frontier Financial Corp. (b)                             95,286        2,764,247
Greater Bay Bancorp                                     349,069        8,988,527
Hancock Holding Co.                                     167,642        8,600,035
IBERIABANK Corp.                                         17,032        1,002,163
Independent Bank Corp.                                   32,762        1,097,199
Intervest Bancshares Corp. (a)(b)                        81,318        2,906,305
Preferred Bank                                           37,301        2,184,720
Provident Bankshares Corp.                               42,652        1,541,443
Sterling Bancshares, Inc.                               219,397        4,017,159
Sterling Financial Corp.                                 67,984        2,261,148
Texas Regional Bancshares, Inc. Class A                 350,027       13,598,549
Trustmark Corp.                                         159,885        5,061,959
West Coast Bancorp                                       44,107        1,451,120
                                                                  --------------
                                                                      77,116,649
                                                                  --------------
COMMERCIAL SERVICES & SUPPLIES (1.2%)
CBIZ, Inc. (a)                                          317,873        2,237,826
Ennis, Inc.                                             139,572        3,205,969
Heidrick & Struggles International, Inc. (a)             35,343        1,444,468
IKON Office Solutions, Inc.                             455,107        6,785,645
Watson Wyatt Worldwide, Inc. Class A                    110,718        4,998,918
                                                                  --------------
                                                                      18,672,826
                                                                  --------------
COMMUNICATIONS EQUIPMENT (0.6%)
Anaren, Inc. (a)                                         83,053        1,670,196
CommScope, Inc. (a)(b)                                   40,936        1,306,268
Sycamore Networks, Inc. (a)                           1,760,596        6,602,235
                                                                  --------------
                                                                       9,578,699
                                                                  --------------
COMPUTERS & PERIPHERALS (1.2%)
Brocade Communications Systems, Inc. (a)(b)           2,222,805       18,026,949
                                                                  --------------

CONSTRUCTION & ENGINEERING (2.8%)
EMCOR Group, Inc. (a)                                   343,019       20,289,574
Quanta Services, Inc. (a)(b)                             76,457        1,399,163
URS Corp. (a)                                           142,992        5,778,307
Washington Group International, Inc.                    267,135       15,125,184
                                                                  --------------
                                                                      42,592,228
                                                                  --------------
CONSTRUCTION MATERIALS (0.3%)
Headwaters, Inc. (a)(b)                                 215,000        5,321,250
                                                                  --------------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    67


                                                         SHARES            VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
CONSUMER FINANCE (1.3%)
Advanta Corp. Class B                                   305,703   $   11,995,786
Cash America International, Inc.                        184,294        7,616,871
                                                                  --------------
                                                                      19,612,657
                                                                  --------------
CONTAINERS & PACKAGING (0.4%)
Greif, Inc. Class A                                      19,802        1,855,645
Silgan Holdings, Inc.                                   103,370        4,276,417
                                                                  --------------
                                                                       6,132,062
                                                                  --------------
DIVERSIFIED TELECOMMUNICATION SERVICES (1.0%)
Talk America Holdings, Inc. (a)(b)                      554,703        4,448,718
Time Warner Telecom, Inc. Class A (a)(b)                513,036       10,229,938
                                                                  --------------
                                                                      14,678,656
                                                                  --------------
ELECTRIC UTILITIES (3.8%)
Cleco Corp.                                             559,394       14,376,426
IDACORP, Inc.                                           527,802       20,811,233
Sierra Pacific Resources (a)                            106,106        1,608,567
V  Westar Energy, Inc.                                  873,704       22,122,185
                                                                  --------------
                                                                      58,918,411
                                                                  --------------
ELECTRICAL EQUIPMENT (2.6%)
A.O. Smith Corp.                                         36,960        1,299,514
Belden CDT, Inc.                                         46,861        1,696,368
General Cable Corp. (a)                                 346,961       13,045,734
V  Regal-Beloit Corp. (b)                               469,443       23,213,956
                                                                  --------------
                                                                      39,255,572
                                                                  --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (1.1%)
Global Imaging Systems, Inc. (a)                        136,082        2,962,505
Park Electrochemical Corp.                               77,628        2,384,732
Paxar Corp. (a)                                          63,296        1,267,186
Rofin-Sinar Technologies, Inc. (a)                       83,398        5,135,649
Technitrol, Inc.                                        201,384        5,078,904
                                                                  --------------
                                                                      16,828,976
                                                                  --------------
ENERGY EQUIPMENT & SERVICES (3.4%)
Hanover Compressor Co. (a)(b)                           174,178        3,225,777
NS Group, Inc. (a)                                      100,170        6,547,111
Universal Compression Holdings, Inc. (a)                122,961        7,409,630
V  Veritas DGC, Inc. (a)(b)                             476,529       34,314,853
                                                                  --------------
                                                                      51,497,371
                                                                  --------------
FOOD & STAPLES RETAILING (1.3%)
Ingles Markets, Inc. Class A                            152,253        4,330,075
Pantry, Inc. (The) (a)(b)                                38,983        2,127,692
Performance Food Group Co. (a)(b)                       483,734       14,062,147
                                                                  --------------
                                                                      20,519,914
                                                                  --------------
FOOD PRODUCTS (3.1%)
Chiquita Brands International, Inc.                   1,074,404       14,719,335
Gold Kist, Inc. (a)                                     587,217       11,632,769
Hain Celestial Group, Inc. (a)                          166,977        4,713,761


                                                         SHARES            VALUE
FOOD PRODUCTS (CONTINUED)
Lance, Inc.                                              63,111   $    1,231,927
Premium Standard Farms, Inc.                            171,198        3,293,850
Seaboard Corp. (b)                                        8,321       11,749,252
                                                                  --------------
                                                                      47,340,894
                                                                  --------------
GAS UTILITIES (0.4%)
Southwest Gas Corp.                                     150,037        5,383,328
                                                                  --------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.4%)
Hologic, Inc. (a)(b)                                     32,056        1,543,496
Viasys Healthcare, Inc. (a)                             159,919        4,581,679
                                                                  --------------
                                                                       6,125,175
                                                                  --------------
HEALTH CARE PROVIDERS & SERVICES (2.9%)
Kindred Healthcare, Inc. (a)(b)                         725,742       19,595,034
Magellan Health Services, Inc. (a)                      255,960       11,170,094
Res-Care, Inc. (a)                                       98,058        1,896,442
Sunrise Senior Living, Inc. (a)(b)                      358,776       11,197,399
                                                                  --------------
                                                                      43,858,969
                                                                  --------------
HEALTH CARE TECHNOLOGY (0.1%)
Per-Se Technologies, Inc. (a)(b)                         41,865        1,024,855
                                                                  --------------

HOTELS, RESTAURANTS & LEISURE (3.9%)
Bob Evans Farms, Inc.                                    81,152        2,751,864
Jack in the Box, Inc. (a)                                52,627        2,952,901
Landry's Restaurants, Inc.                               35,907        1,052,075
O'Charley's, Inc. (a)                                   106,279        2,113,889
Papa John's International, Inc. (a)(b)                  416,867       15,299,019
Six Flags, Inc. (a)(b)                                1,979,648       11,283,994
V  Vail Resorts, Inc. (a)(b)                            636,005       24,581,593
                                                                  --------------
                                                                      60,035,335
                                                                  --------------
HOUSEHOLD DURABLES (1.8%)
Avatar Holdings, Inc. (a)(b)                             28,249        1,836,467
Ethan Allen Interiors, Inc. (b)                         154,929        5,518,571
Furniture Brands International, Inc. (b)                818,405       15,222,333
National Presto Industries, Inc.                         75,473        4,621,212
                                                                  --------------
                                                                      27,198,583
                                                                  --------------
INSURANCE (14.8%)
American Equity Investment Life Holding Co. (b)       1,504,468       19,197,012
American Physicians Capital, Inc. (a)                   131,143        7,174,834
AmerUs Group Co.                                         20,770        1,422,330
Argonaut Group, Inc. (a)                                477,228       16,230,524
Delphi Financial Group, Inc. Class A                    348,951       13,696,327
FBL Financial Group, Inc. Class A                       166,256        5,877,150
FPIC Insurance Group, Inc. (a)(b)                        97,143        3,471,891
Harleysville Group, Inc.                                 20,425          736,934
Hilb, Rogal & Hobbs Co.                                 117,286        4,682,057
Infinity Property & Casualty Corp.                        7,018          301,914
LandAmerica Financial Group, Inc. (b)                   316,398       19,961,550

 68   MainStay Small Cap Opportunity Fund             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                         SHARES            VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
INSURANCE (CONTINUED)
Midland Co. (The)                                        27,812   $    1,299,933
National Western Life Insurance Co. Class A              15,925        3,819,611
Navigators Group, Inc. (a)                               61,482        2,893,958
Ohio Casualty Corp.                                     625,343       17,153,158
V  Phoenix Cos., Inc. (The)                           1,566,604       24,815,007
Presidential Life Corp.                                  97,304        2,296,374
RLI Corp.                                               300,103       16,268,584
Safety Insurance Group, Inc.                            152,551        7,629,076
Selective Insurance Group, Inc.                         338,149       18,682,732
Stewart Information Services Corp. (b)                  263,773        9,775,427
United Fire & Casualty Co.                              410,765       14,532,866
Zenith National Insurance Corp.                         315,477       14,675,990
                                                                  --------------
                                                                     226,595,239
                                                                  --------------
INTERNET SOFTWARE & SERVICES (0.7%)
EarthLink, Inc. (a)                                     234,045        1,642,996
RealNetworks, Inc. (a)(b)                               768,746        8,440,831
SonicWALL, Inc. (a)                                     130,049        1,365,515
                                                                  --------------
                                                                      11,449,342
                                                                  --------------
IT SERVICES (2.2%)
V  BISYS Group, Inc. (The) (a)                        2,374,652       26,216,158
Gartner, Inc. (a)                                        60,927        1,133,242
MPS Group, Inc. (a)                                     301,296        4,594,764
Wright Express Corp. (a)                                 53,359        1,460,436
                                                                  --------------
                                                                      33,404,600
                                                                  --------------
LEISURE EQUIPMENT & PRODUCTS (0.2%)
Jakks Pacific, Inc. (a)(b)                              116,094        2,518,079
                                                                  --------------
LIFE SCIENCES TOOLS & SERVICES (0.1%)
Molecular Devices Corp. (a)                              57,270        1,153,418
                                                                  --------------
MACHINERY (3.4%)
Albany International Corp. Class A (b)                   49,693        1,670,182
Barnes Group, Inc.                                      111,063        2,226,813
Circor International, Inc.                               91,273        3,009,271
EnPro Industries, Inc. (a)(b)                           158,120        5,059,840
Flowserve Corp. (a)                                      44,320        2,348,960
Kennametal, Inc.                                         25,469        1,571,692
Manitowoc Co., Inc. (The)                                42,978        2,358,633
V  NACCO Industries, Inc. Class A                       160,729       24,205,787
Nordson Corp.                                           133,687        6,156,286
Trinity Industries, Inc.                                 49,840        1,797,230
Valmont Industries, Inc.                                 38,448        2,145,398
                                                                  --------------
                                                                      52,550,092
                                                                  --------------
MARINE (0.1%)
Kirby Corp. (a)                                          58,907        2,063,512
                                                                  --------------


                                                         SHARES            VALUE
MEDIA (1.2%)
Belo Corp. Class A                                      107,879   $    1,890,040
Lin TV Corp. Class A (a)                                  5,220           42,908
Media General, Inc. Class A                              30,470        1,130,437
RCN Corp. (a)(b)                                        404,944       11,694,783
Westwood One, Inc.                                      393,483        3,112,451
                                                                  --------------
                                                                      17,870,619
                                                                  --------------
METALS & MINING (4.8%)
A.M. Castle & Co.                                       345,391       11,549,875
Commercial Metals Co.                                    81,043        2,156,554
Metal Management, Inc.                                  197,846        5,436,808
Olympic Steel, Inc. (b)                                  79,789        1,969,990
Oregon Steel Mills, Inc. (a)                            268,706       14,617,606
Reliance Steel & Aluminum Co.                           164,212        5,640,682
V  Ryerson, Inc. (b)                                  1,109,405       26,736,661
Schnitzer Steel Industries, Inc. Class A                 75,191        2,628,677
Steel Technologies, Inc.                                140,992        2,705,636
                                                                  --------------
                                                                      73,442,489
                                                                  --------------
MULTI-UTILITIES (0.5%)
Aquila, Inc. (a)                                        318,613        1,462,434
Avista Corp.                                            222,098        5,716,803
                                                                  --------------
                                                                       7,179,237
                                                                  --------------
OIL, GAS & CONSUMABLE FUELS (3.3%)
Callon Petroleum Co. (a)                                891,827       13,716,299
Cimarex Energy Co.                                       55,480        1,998,390
Foundation Coal Holdings, Inc.                           32,604        1,196,893
Giant Industries, Inc. (a)                              255,477       20,688,527
Holly Corp.                                              93,363        4,440,344
Overseas Shipholding Group, Inc.                         37,901        2,370,708
Penn Virginia Corp.                                      28,245        2,020,930
St. Mary Land & Exploration Co. (b)                     119,943        4,472,674
                                                                  --------------
                                                                      50,904,765
                                                                  --------------
PAPER & FOREST PRODUCTS (0.2%)
Glatfelter                                              248,547        3,638,728
                                                                  --------------

PHARMACEUTICALS (0.2%)
Alpharma, Inc. Class A                                   68,594        1,513,870
Perrigo Co.                                              80,972        1,448,589
                                                                  --------------
                                                                       2,962,459
                                                                  --------------
REAL ESTATE INVESTMENT TRUSTS (5.8%)
American Home Mortgage Investment Corp. (b)             232,935        7,959,389
DiamondRock Hospitality Co.                             891,966       15,047,466
FelCor Lodging Trust, Inc.                              807,775       16,769,409
Gramercy Capital Corp.                                   68,167        1,901,859
Impac Mortgage Holdings, Inc. (b)                       530,754        5,026,240
Kilroy Realty Corp.                                      37,271        2,807,624
V  LaSalle Hotel Properties                             598,587       25,290,301
Luminent Mortgage Capital, Inc.                         398,825        4,231,533

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    69


                                                         SHARES            VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
National Retail Properties, Inc. (b)                    102,771   $    2,309,264
NorthStar Realty Finance Corp.                          310,784        4,708,378
PS Business Parks, Inc.                                  20,904        1,376,528
Redwood Trust, Inc. (b)                                  35,842        1,970,235
                                                                  --------------
                                                                      89,398,226
                                                                  --------------
REAL ESTATE MANAGEMENT & DEVELOPMENT (0.9%)
Trammell Crow Co. (a)(b)                                270,250       13,174,688
                                                                  --------------

ROAD & RAIL (2.5%)
AMERCO (a)                                              172,210       15,795,101
Arkansas Best Corp.                                     138,391        5,671,263
Dollar Thrifty Automotive Group, Inc. (a)               274,672       11,030,828
Florida East Coast Industries, Inc. (b)                  28,029        1,674,733
Kansas City Southern (a)(b)                             160,815        4,565,538
                                                                  --------------
                                                                      38,737,463
                                                                  --------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.3%)
MKS Instruments, Inc. (a)                               302,870        6,557,136
Zoran Corp. (a)                                         991,211       13,797,657
                                                                  --------------
                                                                      20,354,793
                                                                  --------------
SOFTWARE (1.6%)
Altiris, Inc. (a)                                        66,242        1,491,107
ANSYS, Inc. (a)                                          61,087        2,810,002
Aspen Technology, Inc. (a)(b)                           112,602        1,128,272
Blackbaud, Inc.                                          58,484        1,462,100
THQ, Inc. (a)(b)                                        574,809       17,284,507
                                                                  --------------
                                                                      24,175,988
                                                                  --------------
SPECIALTY RETAIL (6.4%)
Asbury Automotive Group, Inc.                           242,414        5,817,936
Borders Group, Inc. (b)                                 167,382        3,446,395
Charming Shoppes, Inc. (a)(b)                           439,760        6,508,448
Group 1 Automotive, Inc. (b)                            227,087       13,014,356
V  Payless ShoeSource, Inc. (a)                       1,256,379       33,608,138
Rent-A-Center, Inc. (a)                                  89,407        2,571,345
Sonic Automotive, Inc. (b)                              309,375        8,136,563
Stage Stores, Inc.                                      424,740       13,765,823
United Auto Group, Inc.                                 462,919       10,637,879
                                                                  --------------
                                                                      97,506,883
                                                                  --------------
TEXTILES, APPAREL & LUXURY GOODS (0.9%)
Brown Shoe Co., Inc.                                    224,896        8,761,948
Kellwood Co. (b)                                        170,877        5,228,836
                                                                  --------------
                                                                      13,990,784
                                                                  --------------
THRIFTS & MORTGAGE FINANCE (2.7%)
Accredited Home Lenders Holding Co. (a)(b)               72,465        2,217,429
Bank Mutual Corp.                                       152,983        1,854,154
BankUnited Financial Corp. Class A (b)                  139,044        3,750,017


                                                         SHARES            VALUE
THRIFTS & MORTGAGE FINANCE (CONTINUED)
City Bank Lynnwood                                       25,579   $    1,374,615
Corus Bankshares, Inc. (b)                              104,465        2,144,666
Federal Agricultural Mortgage Corp. Class C              65,525        1,723,308
FirstFed Financial Corp. (a)(b)                         106,650        6,587,771
Franklin Bank Corp. (a)                                  94,781        1,915,524
Fremont General Corp.                                    90,051        1,308,441
MAF Bancorp, Inc.                                        40,662        1,752,126
Ocwen Financial Corp. (a)(b)                            176,675        2,764,964
PFF Bancorp, Inc.                                       122,133        3,787,344
Provident Financial Services, Inc. (b)                  309,697        5,679,843
TierOne Corp.                                           120,342        3,848,537
                                                                  --------------
                                                                      40,708,739
                                                                  --------------
TRADING COMPANIES & DISTRIBUTORS (0.5%)
GATX Corp.                                              179,102        7,803,474
                                                                  --------------

WIRELESS TELECOMMUNICATION SERVICES (0.1%)
SBA Communications Corp. Class A (a)                     45,994        1,228,500
                                                                  --------------
Total Common Stocks
 (Cost $1,359,958,648)                                             1,519,480,808(i)
                                                                  --------------
                                                      PRINCIPAL
                                                         AMOUNT
SHORT-TERM INVESTMENTS (20.6%)
--------------------------------------------------------------------------------
COMMERCIAL PAPER (3.9%)
Fairway Finance Corp.
 5.289%, due 11/20/06 (c)                           $ 7,101,098        7,101,098
Greyhawk Funding
 5.286%, due 11/13/06 (c)                             7,101,098        7,101,098
Jupiter Securitization Corp.
 5.303%, due 11/14/06 (c)                             7,101,098        7,101,098
Lexington Parker Capital Co.
 5.282%, due 11/8/06 (c)                              7,101,098        7,101,098
Liberty Street Funding Co.
 5.286%, due 11/27/06 (c)                             7,101,098        7,101,098
Old Line Funding LLC
 5.287%, due 11/15/06 (c)                             7,101,098        7,101,098
Sheffiled Receivables Corp.
 5.272%, due 11/8/06 (c)                              7,101,098        7,101,098
Yorktown Capital LLC
 5.282%, due 11/16/06 (c)                            10,651,646       10,651,646
                                                                  --------------
Total Commercial Paper
 (Cost $60,359,332)                                                   60,359,332
                                                                  --------------

 70   MainStay Small Cap Opportunity Fund             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                         SHARES            VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
INVESTMENT COMPANY (5.5%)
BGI Institutional Money Market Fund (c)              84,689,535       84,689,535
                                                                  --------------
Total Investment Company
 (Cost $84,689,535)                                                   84,689,535
                                                                  --------------
                                                      PRINCIPAL
                                                         AMOUNT
REPURCHASE AGREEMENT (2.0%)
Morgan Stanley & Co.
 5.42%, dated 10/31/06
 due 11/1/06
 Proceeds at Maturity $30,295,933
 (Collateralized by various Corporate Bonds,
 with rates between 0% - 8.40% and
 maturity dates between 1/30/07 - 6/15/34,
 with a Principal Amount of $30,638,735 and Market
 Value of $31,495,605) (c)                          $30,291,374       30,291,374
                                                                  --------------
Total Repurchase Agreement
 (Cost $30,291,374)                                                   30,291,374
                                                                  --------------
TIME DEPOSITS (8.4%)
Banco Bilbao Vizcaya Argentaria S.A.
 5.30%, due 1/9/07 (c)                                7,101,098        7,101,098
Bank of America
 5.27%, due 11/21/06 (c)(d)                          14,202,195       14,202,195
Bank of Montreal
 5.28%, due 11/27/06 (c)                              7,101,098        7,101,098
Bank of Nova Scotia
 5.30%, due 11/10/06 (c)                              7,101,098        7,101,098
Barclays
 5.32%, due 1/18/07 (c)                              10,651,646       10,651,646
Deutsche Bank AG
 5.27%, due 11/9/06 (c)                               7,101,098        7,101,098
Fortis Bank
 5.27%, due 11/6/06 (c)                              14,202,195       14,202,195
Halifax Bank of Scotland
 5.30%, due 1/10/07 (c)                               7,101,098        7,101,098
Lloyds TSB Bank PLC
 5.30%, due 12/21/06 (c)                              7,101,098        7,101,098
Royal Bank of Canada
 5.30%, due 12/22/06 (c)                              7,101,098        7,101,098
Royal Bank of Scotland
 5.29%, due 12/12/06 (c)                              7,101,098        7,101,098
Skandinaviska Enskilda Banken AB
 5.31%, due 11/3/06 (c)                               7,101,098        7,101,098
Societe Generale North America, Inc.
 5.28%, due 12/6/06 (c)                              14,202,195       14,202,195

                                                      PRINCIPAL
                                                         AMOUNT            VALUE
TIME DEPOSITS (CONTINUED)
UBS AG
 5.28%, due 12/5/06 (c)                             $10,651,646   $   10,651,646
                                                                  --------------
Total Time Deposits
 (Cost $127,819,759)                                                 127,819,759
                                                                  --------------
U.S. GOVERNMENT (0.8%)
United States Treasury Bills
 4.989%, due 1/18/07 (e)                              2,000,000        1,978,636
 4.998%, due 1/25/07                                 11,000,000       10,871,960
                                                                  --------------
                                                                      12,850,596
                                                                  --------------
Total U.S. Government
 (Cost $12,850,810)                                                   12,850,596
                                                                  --------------
Total Short-Term Investments
 (Cost $316,010,810)                                                 316,010,596
                                                                  --------------
Total Investments
 (Cost $1,675,969,458) (g)                                119.9%   1,835,491,404(h)
Liabilities in Excess of Cash and Other Assets            (19.9)    (304,344,886)
                                                    -----------   --------------
Net Assets                                                100.0%  $1,531,146,518
                                                    ===========   ==============

                                                    CONTRACTS       UNREALIZED
                                                      LONG       APPRECIATION (F)
FUTURES CONTRACTS (0.0%)++
-----------------------------------------------------------------------------------
Standard & Poor's 500 Index
 December 2006                                             37   $           346,665
                                                                -------------------
Total Futures Contracts
 (Settlement Value $12,794,600) (i)                             $           346,665
                                                                ===================

++   Less than one tenth of a percent.
+++  Fifty percent of the Fund's assets are maintained to cover "senior securities transactions" which may include, but are not limited to, forwards, TBA's, options and futures. This percentage is marked-to-market daily against the value of the Fund's "senior securities" holdings to ensure proper coverage for these transactions.
(a)  Non-income producing security.
(b)  Represents a security, or a portion thereof, which is out on loan.
(c)  Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(d)  Floating rate. Rate shown is the rate in effect at October 31, 2006.
(e)  Segregated or partially segregated as collateral for futures contracts.
(f)  Represents the difference between the value of the contracts at the time they were opened and the value at October 31, 2006.
(g)  The cost for federal income tax purposes is $1,694,569,399.
(h)  At October 31, 2006 net unrealized appreciation was $140,922,005, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $172,383,060 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $31,461,055.
(i)  The combined market value of common stocks and settlement value of Standard
     & Poor's 500 Index futures contracts approximately represents 100.1% of net assets.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    71

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2006

ASSETS:
Investment in securities, at value
  (identified cost
  $1,675,969,458) including $292,923,347
  market
  value of securities loaned                  $1,835,491,404
Cash                                               1,987,368
Receivables:
  Fund shares sold                                 2,227,530
  Dividends and interest                             885,938
Other assets                                          58,941
                                              --------------
    Total assets                               1,840,651,181
                                              --------------
LIABILITIES:
Securities lending collateral                    303,160,000
Payables:
  Fund shares redeemed                             4,001,555
  Manager (See Note 3)                             1,338,949
  Transfer agent (See Note 3)                        427,010
  NYLIFE Distributors (See Note 3)                   257,541
  Shareholder communication                          167,437
  Professional fees                                   92,853
  Custodian                                           25,892
  Trustees                                            18,953
  Variation margin on futures contracts                5,751
Accrued expenses                                       8,722
                                              --------------
    Total liabilities                            309,504,663
                                              --------------
Net assets                                    $1,531,146,518
                                              ==============

COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per share)
  1 billion shares authorized:
  Class A                                     $      252,796
  Class B                                             23,954
  Class C                                             62,529
  Class I                                            427,479
Additional paid-in capital                     1,392,728,663
Accumulated net realized loss on investments
  and futures transactions                       (22,217,514)
Net unrealized appreciation on investments
  and futures contracts                          159,868,611
                                              --------------
Net assets                                    $1,531,146,518
                                              ==============
CLASS A
Net assets applicable to outstanding shares   $  502,181,866
                                              ==============
Shares of capital stock outstanding               25,279,550
                                              ==============
Net asset value per share outstanding         $        19.87
Maximum sales charge (5.50% of offering
  price)                                                1.16
                                              --------------
Maximum offering price per share outstanding  $        21.03
                                              ==============
CLASS B
Net assets applicable to outstanding shares   $   46,111,798
                                              ==============
Shares of capital stock outstanding                2,395,448
                                              ==============
Net asset value and offering price per share
  outstanding                                 $        19.25
                                              ==============
CLASS C
Net assets applicable to outstanding shares   $  120,413,732
                                              ==============
Shares of capital stock outstanding                6,252,900
                                              ==============
Net asset value and offering price per share
  outstanding                                 $        19.26
                                              ==============
CLASS I
Net assets applicable to outstanding shares   $  862,439,122
                                              ==============
Shares of capital stock outstanding               42,747,911
                                              ==============
Net asset value and offering price per share
  outstanding                                 $        20.18
                                              ==============

 72   MainStay Small Cap Opportunity Fund             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2006

INVESTMENT INCOME:
INCOME:
  Dividends                                     $ 12,937,789
  Interest                                         1,330,904
  Income from securities loaned--net                 216,822
                                                -------------
    Total income                                  14,485,515
                                                -------------
EXPENSES:
  Manager (See Note 3)                            11,565,305
  Transfer agent--Classes A, B and C (See Note
    3)                                             1,706,683
  Transfer agent--Class I (See Note 3)               436,731
  Distribution/Service--Class A (See Note 3)       1,046,634
  Service--Class B (See Note 3)                      115,260
  Service--Class C (See Note 3)                      262,985
  Distribution--Class B (See Note 3)                 345,780
  Distribution--Class C (See Note 3)                 788,956
  Shareholder communication                          392,927
  Professional fees                                  246,117
  Registration                                       172,038
  Custodian                                           99,024
  Trustees                                            74,330
  Miscellaneous                                       64,022
                                                -------------
    Total expenses                                17,316,792
                                                -------------
Net investment loss                               (2,831,277)
                                                -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
  Security transactions                          (19,660,128)
  Futures transactions                             1,321,524
                                                -------------
Net realized loss on investments and futures
  transactions                                   (18,338,604)
                                                -------------
Net change in unrealized appreciation on:
  Security transactions                          124,989,515
  Futures contracts                                  346,665
                                                -------------
Net change in unrealized appreciation on
  investments and futures contracts              125,336,180
                                                -------------
Net realized and unrealized gain on
  investments and futures transactions           106,997,576
                                                -------------
Net increase in net assets resulting from
  operations                                    $104,166,299
                                                =============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    73

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED OCTOBER 31, 2006 AND OCTOBER 31, 2005

                                              2006            2005
INCREASE IN NET ASSETS:
Operations:
 Net investment loss                $   (2,831,277)  $    (887,774)
 Net realized gain (loss) on
  investments and futures
  transactions                         (18,338,604)     61,067,318
 Net change in unrealized
  appreciation on investments and
  futures contracts                    125,336,180       2,629,815
                                    ------------------------------
 Net increase in net assets
  resulting from operations            104,166,299      62,809,359
                                    ------------------------------

Distributions to shareholders:
 From net realized gain on investments:
   Class A                             (20,984,570)     (5,109,697)
   Class B                              (4,734,873)     (2,976,305)
   Class C                              (5,461,202)     (1,216,425)
   Class I                             (32,376,431)    (31,247,732)
                                    ------------------------------
 Total distributions to
  shareholders                         (63,557,076)    (40,550,159)
                                    ------------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                             448,429,649     186,567,392
   Class B                              19,339,451      32,762,708
   Class C                              94,319,777      44,287,573
   Class I                             663,749,722     156,616,407
 Net asset value of shares issued to
  shareholders in reinvestment of distributions:
   Class A                              15,882,368       3,678,131
   Class B                               4,539,793       2,891,437
   Class C                               2,891,829         864,881
   Class I                              31,213,755      29,358,441
                                    ------------------------------
                                     1,280,366,344     457,026,970
 Cost of shares redeemed:
   Class A                            (182,893,061)    (23,646,858)
   Class B                             (10,261,741)     (3,927,509)
   Class C                             (26,149,239)     (3,193,494)
   Class I                            (179,554,565)    (79,008,062)
                                    ------------------------------
                                      (398,858,606)   (109,775,923)
 Net asset value of shares converted (See Note 1):
   Class A                              15,343,811              --
   Class B                             (15,343,811)             --
   Increase in net assets derived
    from capital share
    transactions                       881,507,738     347,251,047
                                    ------------------------------
   Net increase in net assets          922,116,961     369,510,247

                                              2006            2005

NET ASSETS:
Beginning of year                   $  609,029,557   $ 239,519,310
                                    ------------------------------
End of year                         $1,531,146,518   $ 609,029,557
                                    ==============================

 74   MainStay Small Cap Opportunity Fund             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                    www.mainstayfunds.com     75

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                            CLASS A
                                            ---------------------------------------
                                                                        JANUARY 2,
                                                                           2004*
                                                                          THROUGH
                                            YEAR ENDED OCTOBER 31,      OCTOBER 31,
                                              2006          2005           2004
Net asset value at beginning of period      $  19.60      $  18.58        $ 16.78
                                            --------      --------      -----------
Net investment loss                            (0.07)(a)     (0.08)(a)      (0.09)(a)
Net realized and unrealized gain on
  investments                                   2.14          4.01           1.89
                                            --------      --------      -----------
Total from investment operations                2.07          3.93           1.80
                                            --------      --------      -----------
Less distributions:
  From net realized gain on investments        (1.80)        (2.91)            --
                                            --------      --------      -----------
Net asset value at end of period            $  19.87      $  19.60        $ 18.58
                                            ========      ========      ===========
Total investment return (b)                    11.20%        22.66%         10.73%(c)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment loss                          (0.39%)       (0.44%)        (0.36%)+
  Net expenses                                  1.64%         1.66%          1.87% +#
  Expenses (before reimbursement)               1.64%         1.66%          1.87% +#
Portfolio turnover rate                          124%          159%           132%
Net assets at end of period (in 000's)      $502,182      $194,615        $24,621

                                                                  CLASS C
                                            ---------------------------------------------------
                                                                                   DECEMBER 30,
                                                                                      2002*
                                                                                     THROUGH
                                                 YEAR ENDED OCTOBER 31,            OCTOBER 31,
                                              2006         2005         2004           2003
Net asset value at beginning of period      $  19.19      $ 18.37      $16.15         $11.46
                                            --------      -------      ------      ------------
Net investment income (loss)                   (0.21)(a)    (0.22)(a)   (0.25)(a)      (0.05)(a)
Net realized and unrealized gain on
  investments                                   2.08         3.95        3.28           4.74
                                            --------      -------      ------      ------------
Total from investment operations                1.87         3.73        3.03           4.69
                                            --------      -------      ------      ------------
Less dividends and distributions:
  From net investment income                      --           --          --             --
  From net realized gain on investments        (1.80)       (2.91)      (0.81)            --
                                            --------      -------      ------      ------------
Total dividends and distributions              (1.80)       (2.91)      (0.81)            --
                                            --------      -------      ------      ------------
Net asset value at end of period            $  19.26      $ 19.19      $18.37         $16.15
                                            ========      =======      ======      ============
Total investment return (b)                    10.32%       21.72%      19.29%         40.92%(c)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income (loss)                 (1.14%)      (1.19%)     (1.13%)        (0.47%)+
  Net expenses                                  2.39%        2.41%       2.62%#         2.27% +#
  Expenses (before reimbursement)               2.39%        2.41%       2.62%#         2.34% +#
Portfolio turnover rate                          124%         159%        132%           135%
Net assets at end of period (in 000's)      $120,414      $48,316      $5,518         $    2

*    Commencement of operations.
+    Annualized.
#    Includes transfer agent fees paid directly which amounted to 0.02%, 0.08% and 0.07% of average net assets for the years or periods ended October 31, 2004, October 31, 2003 and
     October 31, 2002, respectively, and custodian fees and other expenses paid indirectly which amounted to less than 0.01% of average net assets for the years indicated.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges. Class I is not subject to sales charges.
(c)  Total return is not annualized.

 76   MainStay Small Cap Opportunity Fund             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                    CLASS B
    ---------------------------------------
                                JANUARY 2,
                                   2004*
                                  THROUGH
    YEAR ENDED OCTOBER 31,      OCTOBER 31,
      2006          2005           2004
    $ 19.18       $ 18.38         $ 16.71
    --------      --------      -----------
      (0.21)(a)     (0.22)(a)       (0.19)(a)
       2.08          3.93            1.86
    --------      --------      -----------
       1.87          3.71            1.67
    --------      --------      -----------
      (1.80)        (2.91)             --
    --------      --------      -----------
    $ 19.25       $ 19.18         $ 18.38
    ========      ========      ===========
      10.32%        21.59%           9.99%(c)
      (1.12%)       (1.19%)         (1.12%)+
       2.39%         2.41%           2.62% +#
       2.39%         2.41%           2.62% +#
        124%          159%            132%
    $46,112       $48,496         $14,905

                                CLASS I
    ----------------------------------------------------------------
                         YEAR ENDED OCTOBER 31,
      2006          2005          2004          2003          2002
    $  19.79      $  18.67      $  16.26      $  11.58      $  11.04
    --------      --------      --------      --------      --------
        0.02(a)       0.01(a)       0.06(a)       0.07(a)       0.15
        2.17          4.02          3.21          4.74          0.50
    --------      --------      --------      --------      --------
        2.19          4.03          3.27          4.81          0.65
    --------      --------      --------      --------      --------
          --            --         (0.05)        (0.13)        (0.11)
       (1.80)        (2.91)        (0.81)           --            --
    --------      --------      --------      --------      --------
       (1.80)        (2.91)        (0.86)        (0.13)        (0.11)
    --------      --------      --------      --------      --------
    $  20.18      $  19.79      $  18.67      $  16.26      $  11.58
    ========      ========      ========      ========      ========
       11.73%        23.15%        20.72%        42.04%         5.84%
        0.09%         0.06%         0.32%         0.53%         1.08%
        1.17%         1.16%         1.18%#        1.27%#        1.26%#
        1.17%         1.16%         1.18%#        1.34%#        1.27%#
         124%          159%          132%          135%          103%
    $862,439      $317,602      $194,476      $163,362      $111,181

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    77

MAINSTAY CASH RESERVES FUND

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM. PERFORMANCE DATA SHOWN EXCLUDING SALES CHARGES DOES NOT REFLECT THE DEDUCTION OF ANY SALES LOAD, WHICH IF REFLECTED, WOULD REDUCE PERFORMANCE QUOTED.

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

CLASS I SHARES(1)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL           ONE    FIVE     TEN
TOTAL RETURNS            YEAR   YEARS   YEARS
---------------------------------------------
                         4.39%  2.00%   3.59%

7-DAY CURRENT YIELD: 4.87%

(PERFORMANCE GRAPH)

                                                                                 AVERAGE LIPPER
                                                 MAINSTAY CASH RESERVES        INSTITUTIONAL MONEY        AVERAGE LIPPER MONEY
                                                          FUND                     MARKET FUND                 MARKET FUND
                                                 ----------------------        -------------------        --------------------
10/31/96                                                  10000                       10000                       10000
                                                          10523                       10535                       10486
                                                          11081                       11103                       11006
                                                          11614                       11642                       11495
                                                          12309                       12348                       12137
                                                          12884                       12930                       12655
                                                          13097                       13149                       12814
                                                          13205                       13273                       12889
                                                          13307                       13392                       12958
                                                          13629                       13736                       13233
10/31/06                                                  14228                       14363                       13779

SWEEP SHARES CLASS(1) SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL           ONE    FIVE     TEN
TOTAL RETURNS            YEAR   YEARS   YEARS
---------------------------------------------
                         3.88%  1.50%   3.06%

7-DAY CURRENT YIELD: 4.37%

(PERFORMANCE GRAPH)

                                                                                 AVERAGE LIPPER
                                                 MAINSTAY CASH RESERVES        INSTITUTIONAL MONEY        AVERAGE LIPPER MONEY
                                                          FUND                     MARKET FUND                 MARKET FUND
                                                 ----------------------        -------------------        --------------------
10/31/96                                                  10000                       10000                       10000
                                                          10466                       10535                       10486
                                                          10967                       11103                       11006
                                                          11425                       11642                       11495
                                                          12049                       12348                       12137
                                                          12549                       12930                       12655
                                                          12692                       13149                       12814
                                                          12733                       13273                       12889
                                                          12768                       13392                       12958
                                                          13012                       13736                       13233
10/31/06                                                  13517                       14363                       13779

                                                         ONE     FIVE     TEN
BENCHMARK PERFORMANCE                                    YEAR   YEARS    YEARS
------------------------------------------------------------------------------

Average Lipper money market fund(2)                      3.99%   1.64%   3.26%
Average Lipper institutional money market fund(2)        4.49%   2.07%   3.69%

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $10,000. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Sweep Shares Class shares are sold with no initial sales charge or CDSC, have an annual 12b-1 fee of .25%, and are available only through financial institutions participating in a sweep account arrangement. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors/Trustees. The Manager may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to this agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense. From inception (1/2/91) through 12/7/98, performance for the Sweep Shares Class shares (first offered 12/8/98) includes the performance of Class I shares.
1. As of 10/31/06, MainStay Cash Reserves Fund had an effective 7-day yield of 4.97% and a 7-day current yield of 4.87% for Class I shares and an effective 7-day yield of 4.45% and a 7-day current yield of 4.37% for Sweep Shares Class shares. These yields reflect certain expense limitations. Had these expense limitations not been in effect, the effective 7-day yield and the 7-day current yield would have been 4.70% and 4.64% for Class I shares and 4.18% and 4.14% for Sweep Shares Class shares. The fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors/Trustees. The current yield is more reflective of the Fund's earnings than the total return.
2. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

 78   MainStay Cash Reserves Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY CASH RESERVES FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2006, to October 31, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2006, to October 31, 2006.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended October 31, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                     ENDING ACCOUNT                          VALUE (BASED
                                                      VALUE (BASED                         ON HYPOTHETICAL
                                     BEGINNING          ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                      ACCOUNT          RETURNS AND           PAID             RETURN AND            PAID
                                       VALUE            EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                           5/1/06            10/31/06           PERIOD(1)           10/31/06           PERIOD(1)

CLASS I SHARES                       $1,000.00          $1,024.10            $2.55            $1,022.50             $2.55
---------------------------------------------------------------------------------------------------------------------------

CLASS SWEEP SHARES                   $1,000.00          $1,021.60            $5.10            $1,020.00             $5.09
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (0.50% for Class I and 1.00% for Sweep Shares Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). In the absence of waivers and/or reimbursements, expenses would have been higher.



                                                    www.mainstayfunds.com     79

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2006

(COMPOSITION PIE CHART)

Commercial Paper                                                                 72.8
Corporate Bonds                                                                   7.3
Bank Notes                                                                        6.6
Medium-Term Notes                                                                 4.3
Repurchase Agreement                                                              4.2
Certificates of Deposit                                                           4.0
Cash and Other Assets, Less Liabilities                                           0.8

See Portfolio of Investments on page 83 for specific holdings within these categories.

 80   MainStay Cash Reserves Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Mark C. Boyce and David Clement, CFA, of New York Life Investment Management LLC

HOW DID MAINSTAY CASH RESERVES FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2006?

For the seven-day period ended October 31, 2006, MainStay Cash Reserves Fund's Class I shares provided a current yield of 4.87% and an effective yield of 4.97%, while Sweep Shares Class shares provided a current yield of 4.37% and an effective yield of 4.45%. For the 12 months ended October 31, 2006, Class I shares returned 4.39% and Sweep Shares Class shares returned 3.88%. Class I shares outperformed and Sweep Shares Class shares underperformed the 3.99% return of the Lipper(1) money market funds average for the 12 months ended October 31, 2006. Both share classes underperformed the average Lipper institutional money market fund, which returned 4.49% over the same period.

WHAT FACTORS CONTRIBUTED TO THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

From November 2005 through June 2006, the Federal Open Market Committee raised the federal funds target rate six times, with a 25-basis-point increase on each occasion. (A basis point is one-hundredth of a percentage point.) Then, after 17 consecutive rate hikes dating back to June 2004, the Federal Open Market Committee chose to keep rates steady at 5.25% during its regularly scheduled meetings in August, September, and October 2006.

Although Sweep Shares Class shares fell short by 11 basis points, Class I shares outperformed the average Lipper money market fund during the 12-month period. This was primarily because the Fund maintained a shorter targeted weighted average maturity, which ranged between 30 and 40 days. This positioning allowed the Fund to react more swiftly to the rising interest-rate environment during the first nine months of the reporting period. In addition, the Fund's focus on the corporate floating-rate sector benefited performance.

DID YOU TRY TO CAPITALIZE ON THE CHANGING YIELD CURVE DURING THE REPORTING
PERIOD?

With the Federal Reserve continuing its tightening campaign through June 2006, the Fund focused on maintaining a short maturity and identifying attractively valued floating-rate securities. During the third quarter of 2006, when the Federal Reserve stopped raising interest rates, the Fund began to search for bonds with maturities between six months and one year. These securities offered a yield premium relative to their shorter-term counterparts. Supply was light, however, which limited the Fund's ability to add exposure to this sector. Toward the end of the 12-month reporting period, the money market yield curve flattened and the Fund focused its attention on securities that matured in six months or less.

HOW DID THE FUND INVEST DURING THE REPORTING PERIOD?

Significant areas that contributed to the Fund's absolute performance included the Yankee bank sector, where certificates of deposit of Toronto Dominion Bank and Barclays Bank allowed the Fund to invest in securities with longer maturities and higher yields. As mentioned, the Fund's holdings in the floating-rate corporate sector were also beneficial. In particular, the bonds of Branch Bank & Trust and IBM offered a spread premium relative to commercial paper. Floating-rate bonds also allowed the Fund to profit from rising short-term rates during the first nine months of the reporting period.


AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.
1. See footnote on page 78 for more information about Lipper Inc.

                                                    www.mainstayfunds.com     81

WERE THERE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

We continued to add to the Fund's corporate-bond exposure, swapping a bit of liquidity for higher yields than the Fund could obtain from commercial paper and certificates of deposit. During the reporting period, the Fund invested in the corporate bonds of such issuers as State Street Bank, Berkshire Hathaway, Campbell Soup, and Norfolk Southern.

We reduced the Fund's exposure to asset-backed and agency securities during the reporting period. Because of tightening spreads, we decreased the Fund's overall position in repurchase agreements, but we increased the Fund's exposure to repurchase agreements backed by Treasury collateral.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ABOUT MAINSTAY CASH RESERVES FUND ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

 82   MainStay Cash Reserves Fund

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2006

                                                      PRINCIPAL      AMORTIZED
                                                         AMOUNT           COST
SHORT-TERM INVESTMENTS (99.2%)+
------------------------------------------------------------------------------
BANK NOTES (6.6%)
Bank of America N.A.
 5.31%, due 1/23/07 (a)                             $ 5,000,000   $  5,000,000
 5.315%, due 2/23/07 (a)                              5,000,000      5,000,000
Branch Banking & Trust
 5.461%, due 6/4/07 (a)                               5,075,000      5,078,072
Fifth Third Bancorp
 2.70%, due 1/30/07                                   5,000,000      4,969,650
M&I Marshall & Ilsley Bank
 2.625%, due 2/9/07                                   2,000,000      1,986,669
National City Bank
 5.43%, due 9/4/07 (a)                                5,000,000      5,004,452
 5.44%, due 9/7/07 (a)                                5,000,000      5,003,642
Wachovia Bank N.A.
 5.30%, due 5/22/07 (a)                               5,000,000      5,000,000
                                                                  ------------
                                                                    37,042,485
                                                                  ------------
CERTIFICATES OF DEPOSITS (4.0%)
Manufacturers & Traders Trust Co.
 5.30%, due 3/30/07 (a)                              10,000,000      9,999,987
State Street Bank & Trust Co.
 5.36%, due 12/11/06 (a)                              2,600,000      2,599,966
Toronto Dominion Bank
 5.32%, due 4/27/07 (a)                               5,000,000      5,000,000
 5.43%, due 10/23/07                                  5,000,000      5,000,000
                                                                  ------------
                                                                    22,599,953
                                                                  ------------
COMMERCIAL PAPER (72.8%)
Abbott Laboratories
 5.19%, due 11/2/06 (b)                              10,000,000      9,998,558
ABN AMRO North America Finance, Inc.
 5.20%, due 4/5/07                                   10,000,000      9,776,111
Alcoa, Inc.
 5.27%, due 11/21/06                                 10,000,000      9,970,722
 5.28%, due 11/17/06                                  5,000,000      4,988,267
Bank of America Corp.
 5.24%, due 12/14/06                                 10,000,000      9,937,411
CAFCO LLC
 5.24%, due 11/17/06 (b)                             10,000,000      9,976,711
Cargill, Inc.
 5.22%, due 11/8/06 (b)                              10,000,000      9,989,850
Coca-Cola Enterprises
 5.22%, due 11/29/06 (b)                             10,000,000      9,959,400
Colgate-Palmolive Co.
 5.19%, due 11/1/06 (b)                              10,000,000     10,000,000
Countrywide Financial Corp.
 5.27%, due 11/14/06                                 10,000,000      9,980,970
CRC Funding LLC
 5.26%, due 11/7/06 (b)                              10,000,000      9,991,233

                                                      PRINCIPAL      AMORTIZED
                                                         AMOUNT           COST
COMMERCIAL PAPER (CONTINUED)
Edison Asset Securitization LLC
 5.18%, due 4/11/07 (b)                             $10,000,000   $  9,768,339
 5.23%, due 2/15/07 (b)                               5,000,000      4,923,003
Falcon Asset Securitization LLC
 5.25%, due 11/22/06 (b)                             10,000,000      9,969,375
Govco, Inc.
 5.26%, due 11/14/06 (b)                             10,000,000      9,981,006
Hershey Co. (The)
 5.19%, due 11/10/06 (b)                             10,000,000      9,987,025
Illinois Tool Works, Inc.
 5.21%, due 12/8/06                                  10,000,000      9,946,453
Kimberly Clark, Inc.
 5.18%, due 11/27/06 (b)                             10,000,000      9,962,589
Kitty Hawk Funding Corp.
 5.25%, due 11/27/06 (b)                             10,000,000      9,962,083
Liberty Street Funding Corp.
 5.26%, due 11/27/06 (b)                             10,000,000      9,962,011
Market Street Funding Corp.
 5.26%, due 11/15/06 (b)                             10,000,000      9,979,544
Marshall & Ilsley Corp.
 5.25%, due 11/13/06                                 10,000,000      9,982,500
McCormick & Co., Inc.
 5.10%, due 11/15/06 (b)                              6,050,000      6,038,000
 5.14%, due 11/30/06 (b)                              5,000,000      4,979,297
 5.20%, due 2/28/07 (b)                               2,500,000      2,457,028
Merrill Lynch & Co., Inc.
 5.22%, due 1/30/07                                   5,000,000      4,934,750
Minnesota Mining & Manufacturing Co.
 5.18%, due 11/22/06                                  5,000,000      4,984,892
 5.20%, due 12/11/06                                  5,000,000      4,971,111
Morgan Stanley
 5.25%, due 11/17/06                                  9,000,000      8,979,000
 5.31%, due 6/8/07 (a)                                5,000,000      5,000,000
National Rural Utilities
 Cooperative Finance Corp.
 5.25%, due 11/6/06                                  10,000,000      9,992,708
Paccar Financial Corp.
 5.25%, due 11/9/06                                  10,000,000      9,988,333
Parker-Hannifin Corp.
 5.25%, due 11/1/06 (b)                               5,300,000      5,300,000
Pitney Bowes, Inc.
 5.20%, due 11/6/06 (b)                              10,000,000      9,992,778
 5.22%, due 11/3/06 (b)                              10,000,000      9,997,100
Private Export Funding Corp.
 5.20%, due 3/14/07 (b)                               5,000,000      4,903,944
 5.28%, due 1/30/07 (b)                              10,000,000      9,868,000
 5.40%, due 12/6/06 (b)                               5,000,000      4,973,750
Sheffield Receivables Corp.
 5.26%, due 11/1/06 (b)                              10,000,000     10,000,000

+ Percentages indicated are based on Fund net assets.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    83

                                                      PRINCIPAL      AMORTIZED
                                                         AMOUNT           COST
SHORT-TERM INVESTMENTS (CONTINUED)
------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
Southern Co. Funding Corp.
 5.26%, due 11/20/06 (b)                            $10,000,000   $  9,972,239
Three Pillars Funding Corp.
 5.26%, due 11/20/06 (b)                             10,000,000      9,972,239
Three Rivers Funding Corp.
 5.25%, due 11/16/06 (b)                             10,000,000      9,978,125
Vulcan Materials Co.
 5.21%, due 11/16/06 (b)                             10,000,000      9,978,292
 5.22%, due 11/3/06 (b)                              10,000,000      9,997,100
Wal-Mart Stores, Inc.
 5.19%, due 12/5/06 (b)                              10,000,000      9,950,984
Windmill Funding Corp.
 5.20%, due 3/2/07 (b)                               10,000,000      9,825,222
 5.25%, due 11/21/06 (b)                              5,000,000      4,985,417
World Omni Leasing, Inc.
 5.28%, due 11/15/06 (b)                              9,391,000      9,371,717
                                                                  ------------
                                                                   410,385,187
                                                                  ------------
CORPORATE BONDS (7.3%)
3M Co.
 5.645%, due 12/12/06 (b)                             3,500,000      3,503,710
American Express Credit Corp.
 5.41%, due 12/15/06 (a)                             11,465,000     11,466,600
Baltimore Gas & Electric
 5.25%, due 12/15/06                                  3,385,000      3,385,940
Berkshire Hathaway Finance Corp.
 3.40%, due 7/2/07                                    1,850,000      1,825,776
Campbell Soup Co.
 5.50%, due 3/15/07                                   3,195,000      3,197,356
Honeywell International, Inc.
 5.125%, due 11/1/06                                  1,500,000      1,500,000
Merrill Lynch & Co., Inc.
 5.363%, due 5/29/07 (a)                              5,000,000      4,999,796
Norfolk Southern Corp.
 7.35%, due 5/15/07                                   3,000,000      3,026,623
SunTrust Banks, Inc.
 5.454%, due 10/15/07 (a)                             5,000,000      5,005,065
TIAA Global Markets
 4.125%, due 11/15/07 (b)                             3,600,000      3,557,096
                                                                  ------------
                                                                    41,467,962
                                                                  ------------

                                                      PRINCIPAL      AMORTIZED
                                                         AMOUNT           COST
MEDIUM-TERM NOTES (4.3%)
Caterpillar Financial Services Corp. Series F
 5.39%, due 7/27/07 (a)                             $ 5,000,000   $  5,000,833
CIT Group, Inc.
 5.62%, due 9/20/07 (a)                               5,000,000      5,010,887
General Electric Capital Corp.
 5.39%, due 12/8/06 (a)                               3,000,000      3,000,172
International Business Machines Corp.
 5.364%, due 6/28/07 (a)                              8,000,000      8,001,835
Pan American Energy LLC
 6.75%, due 2/1/07                                    3,000,000      3,014,619
                                                                  ------------
                                                                    24,028,346
                                                                  ------------
REPURCHASE AGREEMENT (4.2%)
Deutsche Bank Securities
 5.27%, dated 10/31/06
 due 11/1/06
 Proceeds at Maturity $23,801,484
 (Collateralized by a U.S. Treasury Obligation,
 with a rate of 3.50% and
 a maturity date of 1/15/11
 with a Principal Amount of
 $19,780,000 and a Market Value
 of $24,275,116)                                                    23,798,000
                                                                  ------------
Total Short-Term Investments
 (Amortized Cost $559,321,933) (c)                         99.2%   559,321,933
Cash and Other Assets, Less Liabilities                     0.8      4,711,689
                                                    -----------   ------------
Net Assets                                                100.0%  $564,033,622
                                                    ===========   ============

(a)  Floating rate. Rate shown is the rate in effect at October 31, 2006.
(b) May be sold to institutional investors only under Rule 144a or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.
(c) The cost stated also represents the aggregate cost for federal income tax purposes.

 84   MainStay Cash Reserves Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

The table below sets forth the diversification of Cash Reserves Fund investments by industry.

INDUSTRY DIVERSIFICATION

                                                       AMORTIZED
                                                            COST   PERCENT+
Agricultural Operations                             $  9,989,850        1.8%
Beverages--Non-Alcoholic                               9,959,400        1.8
Commercial Banks--Central U.S.                        21,977,263        3.9
Commercial Banks--Eastern U.S.                        22,599,953        4.0
Commercial Banks--Southern U.S.                       10,078,072        1.8
Computers                                              8,001,835        1.4
Cosmetics & Toiletries                                19,962,589        3.5
Diversified Financial Services                         3,000,172        0.5
Diversified Manufacturing Operations                  30,206,166        5.4
Electric--Integrated                                  13,358,179        2.4
Finance--Auto Loans                                    9,988,333        1.8
Finance--Commercial                                   10,011,720        1.8
Finance--Credit Card                                  11,466,600        2.0
Finance--Investment Banker/Broker                     23,913,546        4.2
Finance--Mortgage Loan/Banker                          9,980,970        1.8
Finance--Other Services                               63,043,848       11.2
Food--Confectionery                                    9,987,025        1.8
Food--Miscellaneous/Diversified                       16,671,681        3.0
Medical--Drugs                                         9,998,558        1.8
Metal--Aluminum                                       14,958,989        2.7
Office Automation & Equipment                         19,989,878        3.5
Oil & Gas Drilling                                     3,014,619        0.5
Quarrying                                             19,975,392        3.5
Reinsurance                                            1,825,776        0.3
Retail--Discount                                       9,950,984        1.8
Sovereign                                             23,798,000        4.2
Special Purpose Entity                               118,673,786       21.0
Super-Regional Banks--U.S.                            29,912,126        5.3
Tools--Hand Held                                       3,026,623        0.5
                                                    ------------   --------
                                                     559,321,933       99.2
Cash and Other Assets,
 Less Liabilities                                      4,711,689        0.8
                                                    ------------   --------
Net Assets                                          $564,033,622      100.0%
                                                    ============   ========

+    Percentages indicated are based on Fund net assets.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    85

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2006

ASSETS:
Investment in securities, at value
  (amortized cost $559,321,933)                 $559,321,933
Cash                                                     263
Receivables:
  Fund shares sold                                 4,641,705
  Interest                                           974,088
Other assets                                          21,879
                                                -------------
    Total assets                                 564,959,868
                                                -------------
LIABILITIES:
Payables:
  Fund shares redeemed                               484,907
  NYLIFE Distributors (See Note 3)                   135,504
  Manager (See Note 3)                               122,558
  Shareholder communication                           85,075
  Professional fees                                   48,189
  Directors                                            7,697
  Custodian                                            5,478
  Transfer agent (See Note 3)                          2,776
Accrued expenses                                       5,518
Dividend payable                                      28,544
                                                -------------
    Total liabilities                                926,246
                                                -------------
Net assets                                      $564,033,622
                                                =============

COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001 per share)
  8 billion shares authorized:
  Class I                                       $    253,030
  Sweep Shares Class                                 311,007
Additional paid-in capital                       563,474,485
Accumulated distributions in excess of net
  investment income                                   (1,403)
Accumulated net realized loss on investments          (3,497)
                                                -------------
Net assets                                      $564,033,622
                                                =============
CLASS I
Net assets applicable to outstanding shares     $253,013,146
                                                =============
Shares of capital stock outstanding              253,029,525
                                                =============
Net asset value and offering price per share
  outstanding                                   $       1.00
                                                =============
SWEEP SHARES CLASS
Net assets applicable to outstanding shares     $311,020,476
                                                =============
Shares of capital stock outstanding              311,006,834
                                                =============
Net asset value and offering price per share
  outstanding                                   $       1.00
                                                =============

 86   MainStay Cash Reserves Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2006

INVESTMENT INCOME:
INCOME:
  Interest                                       $26,020,138
                                                 ------------
EXPENSES:
  Manager (See Note 3)                             2,408,421
  Distribution--Sweep Shares Class (See Note 3)      731,836
  Service--Sweep Shares Class (See Note 3)           731,836
  Shareholder communication                          174,096
  Professional fees                                  145,426
  Registration                                        40,590
  Directors                                           38,626
  Custodian                                           20,914
  Transfer agent--Sweep Shares Class
    (See Note 3)                                       8,682
  Transfer agent--Class I (See Note 3)                 7,146
  Miscellaneous                                       46,801
                                                 ------------
    Total expenses before waiver                   4,354,374
  Expense waiver from Manager (See Note 3)          (193,963)
                                                 ------------
    Net expenses                                   4,160,411
                                                 ------------
Net investment income                             21,859,727
                                                 ------------
Net increase in net assets resulting from
  operations                                     $21,859,727
                                                 ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    87

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED OCTOBER 31, 2006 AND OCTOBER 31, 2005

                                              2006            2005
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income               $  21,859,727   $  10,727,700
 Net realized loss on investments               --            (789)
                                     -----------------------------
 Net increase in net assets
  resulting from operations             21,859,727      10,726,911
                                     -----------------------------

Dividends to shareholders:
 From net investment income:
   Class I                             (10,662,917)     (5,645,755)
   Sweep Shares Class                  (11,198,213)     (5,081,945)
                                     -----------------------------
 Total dividends to shareholders       (21,861,130)    (10,727,700)
                                     -----------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class I                             586,245,434     625,554,688
   Sweep Shares Class                  197,493,743     283,632,518
 Net asset value of shares issued
  to shareholders in reinvestment
  of dividends:
   Class I                              10,564,190       5,645,755
   Sweep Shares Class                   11,198,212       5,081,945
                                     -----------------------------
                                       805,501,579     919,914,906
 Cost of shares redeemed:
   Class I                            (575,982,191)   (645,555,155)
   Sweep Shares Class                 (168,710,025)   (278,489,784)
                                     -----------------------------
                                      (744,692,216)   (924,044,939)
   Increase (decrease) in net
    assets derived from capital
    share transactions                  60,809,363      (4,130,033)
                                     -----------------------------
   Net increase (decrease) in net
    assets                              60,807,960      (4,130,822)

NET ASSETS:
Beginning of year                      503,225,662     507,356,484
                                     -----------------------------
End of year                          $ 564,033,622   $ 503,225,662
                                     =============================
Accumulated distributions in excess
 of net investment income at end of
 year                                $      (1,403)  $          --
                                     =============================

 88   MainStay Cash Reserves Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                    www.mainstayfunds.com     89

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                        CLASS I
                                            ----------------------------------------------------------------
                                                                 YEAR ENDED OCTOBER 31,
                                              2006          2005          2004          2003          2002
Net asset value at beginning of year        $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                            --------      --------      --------      --------      --------
Net investment income                           0.04          0.02          0.01          0.01          0.02
Net realized and unrealized gain (loss) on
  investments                                     --         (0.00)(a)      0.00 (a)      0.00 (a)      0.00 (a)
                                            --------      --------      --------      --------      --------
Total from investment operations                0.04          0.02          0.01          0.01          0.02
                                            --------      --------      --------      --------      --------
Less dividends and distributions:
  From net investment income                   (0.04)        (0.02)        (0.01)        (0.01)        (0.02)
  From net realized gain on investments           --            --         (0.00)(a)     (0.00)(a)     (0.00)(a)
                                            --------      --------      --------      --------      --------
Total dividends and distributions              (0.04)        (0.02)        (0.01)        (0.01)        (0.02)
                                            --------      --------      --------      --------      --------
Net asset value at end of year              $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                            ========      ========      ========      ========      ========
Total investment return                         4.39%         2.42%         0.77%         0.83%         1.65%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                         4.32%         2.40%         0.77%         0.84%         1.61%
  Net expenses                                  0.50%         0.50%         0.50%         0.50%         0.50%
  Expenses (before waiver)                      0.54%         0.59%         0.60%         0.60%         0.62%
Net assets at end of year (in 000's)        $253,013      $232,187      $246,542      $221,058      $329,921

(a)  Less than one cent per share.

 90   MainStay Cash Reserves Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                         SWEEP SHARES CLASS
--------------------------------------------------------------------
                       YEAR ENDED OCTOBER 31,
      2006          2005          2004          2003          2002
    $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
    --------      --------      --------      --------      --------
        0.04          0.02          0.00 (a)      0.00 (a)      0.01
          --         (0.00)(a)      0.00 (a)      0.00 (a)      0.00 (a)
    --------      --------      --------      --------      --------
        0.04          0.02          0.00 (a)      0.00 (a)      0.01
    --------      --------      --------      --------      --------
       (0.04)        (0.02)        (0.00)(a)     (0.00)(a)     (0.01)
          --            --         (0.00)(a)     (0.00)(a)     (0.00)(a)
    --------      --------      --------      --------      --------
       (0.04)        (0.02)        (0.00)(a)     (0.00)(a)     (0.01)
    --------      --------      --------      --------      --------
    $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
    ========      ========      ========      ========      ========
        3.88%         1.91%         0.27%         0.33%         1.14%
        3.82%         1.90%         0.27%         0.34%         1.11%
        1.00%         1.00%         1.00%         1.00%         1.00%
        1.04%         1.09%         1.10%         1.10%         1.12%
    $311,020      $271,039      $260,814      $272,856      $291,312

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    91

MAINSTAY FLOATING RATE FUND

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM. PERFORMANCE DATA SHOWN EXCLUDING SALES CHARGES DOES NOT REFLECT THE DEDUCTION OF ANY SALES LOAD, WHICH IF REFLECTED, WOULD REDUCE PERFORMANCE QUOTED.

A REDEMPTION FEE OF 2% WILL BE APPLIED TO SHARES THAT ARE REDEEMED WITHIN 60 DAYS OF PURCHASE. PERFORMANCE DATA SHOWN DOES NOT REFLECT THIS FEE, WHICH, IF SHOWN, WOULD LOWER PERFORMANCE.

CLASS A SHARES--MAXIMUM 3% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL           ONE      SINCE
TOTAL RETURNS            YEAR   INCEPTION
-----------------------------------------
With sales charges       2.18%    3.07%
Excluding sales charges  5.34     4.33

(PERFORMANCE GRAPH)

                                                                                      (With sales charges)

                                                                                                   CREDIT SUISSE LEVERAGED LOAN
                                                                MAINSTAY FLOATING RATE FUND                   INDEX
                                                                ---------------------------        ----------------------------
05/3/04                                                                     9700                              10000
                                                                            9874                              10226
                                                                           10241                              10826
10/31/06                                                                   10788                              11565

CLASS B SHARES--MAXIMUM 3% CDSC IF REDEEMED WITHIN THE FIRST FOUR YEARS OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL           ONE      SINCE
TOTAL RETURNS            YEAR   INCEPTION
-----------------------------------------
With sales charges       1.68%    2.85%
Excluding sales charges  4.66     3.60

(PERFORMANCE GRAPH)

                                                                                      (With sales charges)

                                                                                                   CREDIT SUISSE LEVERAGED LOAN
                                                                MAINSTAY FLOATING RATE FUND                   INDEX
                                                                ---------------------------        ----------------------------
05/3/04                                                                    10000                              10000
                                                                           10141                              10226
                                                                           10440                              10826
10/31/06                                                                   10728                              11565

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL           ONE      SINCE
TOTAL RETURNS            YEAR   INCEPTION
-----------------------------------------
With sales charges       3.66%    3.60%
Excluding sales charges  4.66     3.60

(PERFORMANCE GRAPH)

                                                                                      (With sales charges)

                                                                                                   CREDIT SUISSE LEVERAGED LOAN
                                                                MAINSTAY FLOATING RATE FUND                   INDEX
                                                                ---------------------------        ----------------------------
05/3/04                                                                    10000                              10000
                                                                           10141                              10226
                                                                           10439                              10826
10/31/06                                                                   10925                              11565

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges as explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 3.00% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 3.00% if redeemed within the first four years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors/Trustees. The Manager may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to this agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 92   MainStay Floating Rate Fund

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL           ONE      SINCE
TOTAL RETURNS            YEAR   INCEPTION
-----------------------------------------
                         5.71%    4.64%

(PERFORMANCE GRAPH)

                                                                                                   CREDIT SUISSE LEVERAGED LOAN
                                                                MAINSTAY FLOATING RATE FUND                   INDEX
                                                                ---------------------------        ----------------------------
05/3/04                                                                    10000                              10000
                                                                           10192                              10226
                                                                           10597                              10826
10/31/06                                                                   11202                              11565

                                                         ONE      SINCE
BENCHMARK PERFORMANCE                                    YEAR   INCEPTION
-------------------------------------------------------------------------

Credit Suisse Leveraged Loan Index(1)                    6.83%    6.00%
Average Lipper loan participation fund(2)                5.80     4.60

1. The Credit Suisse Leveraged Loan Index is an unmanaged index that represents tradable, senior-secured, U.S. dollar denominated non-investment-grade loans. Results assume reinvestment of all income and capital gains. The Credit Suisse Leveraged Loan Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
2. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                    www.mainstayfunds.com     93

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY FLOATING RATE FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2006, to October 31, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2006, to October 31, 2006.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended October 31, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            5/1/06            10/31/06          PERIOD(1)           10/31/06           PERIOD(1)

CLASS A SHARES                        $1,000.00         $1,025.00            $5.10            $1,020.00             $5.09
---------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                        $1,000.00         $1,021.25            $8.92            $1,016.25             $8.89
---------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                        $1,000.00         $1,021.25            $8.92            $1,016.25             $8.89
---------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                        $1,000.00         $1,026.25            $3.83            $1,021.25             $3.82
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (1.00% for Class A, 1.75% for Class B and Class C, and 0.75% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period).



 94   MainStay Floating Rate Fund

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2006

(PORTFOLIO COMPOSITION PIE CHART)

Floating Rate Loans                                                              83.1
Short-Term Investments                                                           12.1
Foreign Floating Rate Loans                                                       4.1
Corporate Bonds                                                                   0.5
Foreign Corporate Bond                                                            0.1
Cash and Other Assets, Less Liabilities                                           0.1

See Portfolio of Investments on page 97 for specific holdings within these categories.

  TOP TEN HOLDINGS AS OF OCTOBER 31, 2006 (EXCLUDING SHORT-TERM INVESTMENTS)

 1. Charter Communications Operating LLC, 8.005%, due 4/28/13
 2.  Community Health Systems, Inc., 7.15%, due
     8/19/11
 3.  SunGard Data Systems, Inc. 7.999%, due 2/11/13
 4.  Insight Midwest Holdings LLC, 7.57%, due 4/7/14
 5.  Yell Group PLC, 7.32%, due 10/27/12
 6.  Huntsman International LLC, 7.07%, due 8/16/12
 7.  Penn National Gaming, Inc., 7.129%, due 10/3/12
 8.  Windstream Corp., 7.12%, due 7/17/13
 9.  NRG Energy, Inc., 7.367%, due 2/1/13
10.  Jean Coutu Group (PJC), Inc. (The), 7.937%, due
     7/30/11

                                                    www.mainstayfunds.com     95

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Anthony Malloy and Robert Dial of New York Life Investment Management LLC

HOW DID MAINSTAY FLOATING RATE FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2006?

Excluding all sales charges, MainStay Floating Rate Fund returned 5.34% for Class A shares, 4.66% for Class B shares, and 4.66% for Class C shares for the 12 months ended October 31, 2006. Over the same period, Class I shares returned 5.71%. All share classes underperformed the 6.83% return of the Credit Suisse Leveraged Loan Index,(1) the Fund's broad-based securities-market index, for the 12-month period. All share classes also underperformed the 5.80% return of the average Lipper(2) loan participation fund for the 12 months ended October 31, 2006.

WHAT FACTORS ACCOUNTED FOR THE FUND'S UNDERPERFORMANCE RELATIVE TO THE INDEX?

There were several. First, the Fund incurs fees and expenses that a tracking index does not. Second, we maintained a cash position of 10% to 15% for daily liquidity. Third, although the Fund enjoyed significant inflows, there is a lag associated with the longer-settlement nature of the loan asset class. Fourth, unlike the Index, which tracks assets at new issue prices, the Fund must amortize premiums paid for assets purchased in the secondary market. Finally, the Fund maintains a conservative orientation and remains significantly underweighted in unrated loans and loans rated CCC and below.(3)

WHAT ARE SOME OF THE CHARACTERISTICS OF THE LOANS IN THE FUND?

The Fund invests in floating-rate loans that have an effective duration of less than three months. The floating-rate loans may have final maturities of seven to nine years, but the loans' underlying interest-rate contracts, which are typically pegged to LIBOR,(4) may reset every 30, 60, 90, or 180 days. The weighted average reset figure for the Fund at the end of the annual period was 48 days. This means that if short-term interest rates were to increase, the Fund would "catch up" within 48 days and thus increase the yield it would pay to investors.

WHAT MAJOR FACTORS INFLUENCED THE DECISIONS YOU MADE FOR THE FUND DURING THE REPORTING PERIOD?

Demand was strong for floating-rate bank loans during the reporting period. New issue volume was stronger early in the reporting period than it was later. The early activity led to contraction of credit spreads, but credit trends later stabilized. By way of comparison, new issue volume during the first nine months of 2006 was 62% higher than the corresponding period in 2005.

WHAT WERE THE FUND'S LARGEST INDUSTRY CONCENTRATIONS AND HOW DID THE FUND'S WEIGHTINGS DIFFER FROM THOSE OF THE BENCHMARK?

As of October 31, 2006, the largest industry concentrations in the Fund (on a par-value basis) were in health care, chemicals, diversified media, and business services. Among these concentrated positions, the Fund was overweighted relative to the Credit Suisse Leveraged Loan Index in health care, chemicals, and business services and approximately market-weighted in diversified media. At the end of October 2006, the Fund was significantly underweighted relative to the Index in unrated loans and loans rated CCC or below.


Floating-rate funds are generally considered to have speculative characteristics that may involve risk of default on principal and interest and risks associated with collateral impairment, nondiversification, borrower industry concentration, and limited liquidity. The Fund may invest in foreign securities. U.S. dollar denominated securities of foreign issuers may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. Funds that invest in bonds are subject to credit, inflation, and interest-rate risk and can lose principal value when interest rates rise.
1. See footnote on page 93 for more information on the Credit Suisse Leveraged Loan Index.
2. See footnote on page 93 for more information on Lipper Inc.
3. Debt rated CCC by Standard & Poor's is deemed by Standard & Poor's to be currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor. It is the opinion of Standard & Poor's that in the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
4. London interbank offer rates (LIBOR) are floating interest rates that are widely used as reference rates in bank, corporate, and government lending agreements.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ABOUT MAINSTAY FLOATING RATE FUND ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

 96   MainStay Floating Rate Fund

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2006

                                                      PRINCIPAL
                                                         AMOUNT            VALUE
LONG-TERM INVESTMENTS (87.8%)+
CORPORATE BONDS (0.5%)
--------------------------------------------------------------------------------
PACKAGING & CONTAINERS (0.2%)
Berry Plastics Holding Corp.
 8.875%, due 9/15/14 (a)                            $ 1,500,000   $    1,515,000
                                                                  --------------
TELECOMMUNICATIONS (0.3%)
Qwest Corp.
 8.64%, due 6/15/13 (b)                               3,000,000        3,232,500
                                                                  --------------
Total Corporate Bonds
 (Cost $4,506,462)                                                     4,747,500
                                                                  --------------
FOREIGN CORPORATE BOND (0.1%)
--------------------------------------------------------------------------------
TELECOMMUNICATIONS (0.1%)
Intelsat Subsidiary Holding Co., Ltd.
 10.48%, due 1/15/12 (b)                              1,000,000        1,013,750
                                                                  --------------
Total Foreign Corporate Bond
 (Cost $1,000,000)                                                     1,013,750
                                                                  --------------
FLOATING RATE LOANS (83.1%) (c)
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE (2.0%)
Axletech International Holdings, Inc.
 Tranche B Term Loan
 7.62%, due 10/19/12                                  1,914,286        1,920,666
 2nd Lien Term Loan
 11.87%, due 4/22/13                                  1,000,000        1,005,833
Hexcel Corp.
 Tranche B Term Loan
 7.125%, due 3/1/12                                   5,117,665        5,117,665
Spirit Aerosystems, Inc.
 Term Loan B
 7.57%, due 12/31/11                                  4,229,411        4,258,488
Transdigm, Inc.
 Term Loan
 7.389%, due 6/23/13                                  3,500,000        3,520,125
Vought Aircraft Industries, Inc.
 Tranche B Letter of Credit
 7.329%, due 12/22/10                                   560,000          562,100
 Term Loan
 7.88%, due 12/22/11                                  4,425,882        4,449,857
                                                                  --------------
                                                                      20,834,734
                                                                  --------------
AUTOMOBILE (2.3%)
Accuride Corp.
 Term Loan
 7.438%, due 1/31/12                                  2,724,545        2,727,270
Dayco Products LLC
 Tranche B Term Loan
 8.022%, due 6/21/11                                  2,892,750        2,913,239
Goodyear Tire & Rubber Co. (The)
 2nd Lien Term Loan
 8.14%, due 4/30/10                                   4,250,000        4,278,840

                                                      PRINCIPAL
                                                         AMOUNT            VALUE
AUTOMOBILE (CONTINUED)
HLI Operating Co., Inc.
 Term Loan B
 8.958%, due 6/3/09                                 $ 1,864,961   $    1,545,350
Key Automotive Group
 Term Loan B
 8.845%, due 6/29/10                                  2,809,962        2,834,549
 Term Loan C
 11.60%, due 6/29/11                                  1,357,000        1,367,177
Plastech Engineered Products, Inc.
 2nd Lien Term Loan
 12.874%, due 3/31/11                                 1,000,000          976,667
TRW Automotive, Inc.
 Tranche E Term Loan
 6.75%, due 10/31/10                                  1,965,000        1,960,088
 Tranche B2 Term Loan
 6.813%, due 6/30/12                                  1,985,000        1,980,038
 Tranche B Term Loan
 7.188%, due 6/30/12                                  1,965,000        1,958,246
United Components, Inc.
 Term Loan D
 7.70%, due 6/29/12                                     842,245          846,456
                                                                  --------------
                                                                      23,387,920
                                                                  --------------
BEVERAGE, FOOD & TOBACCO (4.7%)
American Seafoods Group LLC
 Term Loan A
 7.117%, due 9/30/11                                  3,579,772        3,575,297
 Tranche B1 Term Loan
 7.117%, due 9/28/12                                    322,360          321,957
 Tranche B2 Term Loan
 7.117%, due 9/28/12                                    176,719          176,498
BF Bolthouse Holdco LLC
 1st Lien Term Loan
 7.625%, due 12/17/12                                 1,637,625        1,639,672
 2nd Lien Term Loan
 10.867%, due 12/16/13                                  330,000          332,200
Chiquita Brands LLC
 Term Loan B
 7.58%, due 6/28/12                                     732,072          730,241
 Term Loan C
 7.616%, due 6/28/12                                  3,974,899        3,968,691

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    97

                                                      PRINCIPAL
                                                         AMOUNT            VALUE
FLOATING RATE LOANS (CONTINUED)
--------------------------------------------------------------------------------
BEVERAGE, FOOD & TOBACCO (CONTINUED)
Commonwealth Brands, Inc.
 New Term Loan
 7.688%, due 12/22/12                               $ 6,953,328   $    6,993,310
Constellation Brands, Inc.
 New Term Loan B
 6.931%, due 6/5/13                                   5,833,333        5,853,995
Culligan International Co.
 Term Loan
 7.07%, due 9/30/11                                   2,430,015        2,434,572
Del Monte Corp.
 Term Loan B
 6.948%, due 2/8/12                                   2,985,000        2,988,731
Dole Food Co., Inc.
 Credit Link Deposit
 5.244%, due 4/12/13                                    651,163          645,375
 Tranche C Term Loan
 7.474%, due 4/12/13                                  4,859,302        4,816,108
 Tranche B Term Loan
 7.55%, due 4/12/13                                   1,457,791        1,444,832
Michael Foods, Inc.
 Term Loan B1
 7.541%, due 11/21/10                                 2,458,268        2,460,316
Nellson Nutraceutical, Inc.
 1st Lien Term Loan
 8.32%, due 10/4/09 (d)                                 911,541          880,776
OSI Group LLC
 Dutch Term Loan
 7.117%, due 9/2/11                                   1,088,889        1,086,847
 German Term Loan
 7.117%, due 9/2/11                                     871,111          869,478
 U.S. Term Loan
 7.117%, due 9/2/11                                   1,960,000        1,956,325
Reddy Ice Group, Inc.
 Term Loan
 7.122%, due 8/12/12                                  5,500,000        5,496,563
                                                                  --------------
                                                                      48,671,784
                                                                  --------------
BROADCASTING & ENTERTAINMENT (6.9%)
Atlantic Broadband Finance LLC
 Term Loan B
 8.14%, due 9/1/11                                    2,985,000        3,022,312
Bragg Communications, Inc.
 Term Loan B
 7.08%, due 8/31/11                                   2,940,000        2,943,675
V  Charter Communications Operating LLC
 Replacement Term Loan
 8.005%, due 4/28/13                                  9,023,000        9,096,032
CSC Holdings, Inc.
 Incremental Term Loan
 7.148%, due 3/29/13                                  6,965,000        6,958,474

                                                      PRINCIPAL
                                                         AMOUNT            VALUE
BROADCASTING & ENTERTAINMENT (CONTINUED)
DirectTV Holdings LLC
 Term Loan B
 6.82%, due 4/13/13                                 $ 4,311,503   $    4,311,994
Emmis Operating Co.
 Term Loan
 9.00%, due 11/10/11                                    666,667          666,786
Entravision Communications Corp.
 Term Loan
 6.87%, due 3/29/13                                   4,442,399        4,437,771
Gray Television, Inc.
 Term Loan B
 6.877%, due 11/22/12                                 3,943,250        3,934,098
 Incremental Term Loan
 6.88%, due 11/22/12                                    496,250          495,098
Insight Midwest Holdings LLC
 Initial Term Loan
V    7.57%, due 4/7/14                                8,247,806        8,299,998
Mediacom Broadband Group
 (FKA MCC Iowa)
 Tranche A Term Loan
 6.505%, due 3/31/10                                  2,406,888        2,360,254
 Tranche D1 Term Loan
 6.983%, due 1/31/15                                  3,939,603        3,919,290
Nexstar Broadcasting, Inc.
 Mission Term Loan B
 7.117%, due 10/1/12                                  3,371,299        3,358,656
 Nexstar Term Loan B
 7.117%, due 10/1/12                                  3,195,194        3,183,212
Olympus Cable Holdings LLC
 Term Loan B
 10.25%, due 9/30/10                                  3,000,000        2,924,532
Raycom TV Broadcasting, Inc.
 Tranche B Term Loan
 6.875%, due 8/28/13                                  3,968,846        3,939,080
UPC Broadband Holding B.V.
 Term Loan J2
 7.64%, due 3/31/13                                   4,000,000        3,997,500
 Term Loan K2
 7.64%, due 12/31/13                                  4,000,000        3,997,144
                                                                  --------------
                                                                      71,845,906
                                                                  --------------
BUILDINGS & REAL ESTATE (2.5%)
Armstrong World Industries, Inc.
 Term Loan
 7.124%, due 10/2/13                                  5,000,000        5,004,690
Gables GP, Inc.
 Term Loan
 7.07%, due 3/30/07                                     170,526          170,597

 98   MainStay Floating Rate Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT            VALUE
FLOATING RATE LOANS (CONTINUED)
--------------------------------------------------------------------------------
BUILDINGS & REAL ESTATE (CONTINUED)
General Growth Properties, Inc.
 Tranche A1 Term Loan
 6.57%, due 2/24/10                                 $ 7,250,000   $    7,193,537
LNR Property Corp.
 Initial Tranche B Term Loan
 8.22%, due 7/12/11                                   3,171,807        3,180,396
Macerich Partnership, L.P.
 Term Loan
 6.875%, due 4/26/10                                  5,000,000        4,975,000
Stile Acquisition Corp.
 Canadian Term Loan
 7.38%, due 4/6/13                                    2,960,441        2,890,824
 U.S. Term Loan
 7.38%, due 4/6/13                                    2,977,422        2,907,405
                                                                  --------------
                                                                      26,322,449
                                                                  --------------
CARGO TRANSPORT (1.3%)
Horizon Lines LLC
 Tranche C Term Loan
 7.62%, due 7/7/11                                    3,979,644        3,992,080
Pacer International, Inc.
 Term Loan
 6.937%, due 6/10/10                                  1,323,529        1,316,912
Performance Transportation Services
 Credit Link Deposit
 4.35%, due 1/31/10 (d)                                 330,224          317,015
 Synthetic Letter of Credit
 5.267%, due 2/12/07                                    231,405          231,405
 DIP Revolver Credit Linked Deposit
 5.399%, due 1/27/07                                    115,393          115,393
 New Term Loan
 10.65%, due 1/26/07                                    345,545          345,545
 Term Loan
 11.65%, due 1/27/07 (d)                                502,060          481,978
RailAmerica, Inc.
 Canadian Term Loan
 7.438%, due 9/29/11                                    379,837          381,024
 U.S. Term Loan
 7.438%, due 9/29/11                                  4,136,353        4,149,279
SIRVA Worldwide, Inc.
 Term Loan
 11.611%, due 12/1/10                                 2,472,878        2,265,003
                                                                  --------------
                                                                      13,595,634
                                                                  --------------

                                                      PRINCIPAL
                                                         AMOUNT            VALUE
CHEMICALS, PLASTICS & RUBBER (7.2%)
Basell AF S.A.R.L
 Facility B2 U.S.
 7.60%, due 8/1/13                                  $ 1,261,207   $    1,275,395
 Facility B4 U.S.
 7.60%, due 8/1/13                                      252,241          255,079
 Facility C2 U.S.
 8.35%, due 8/1/14                                    1,261,207        1,275,395
 Facility C4 U.S.
 8.35%, due 8/1/14                                      252,241          255,079
Celanese AG
 Credit Link Deposit
 5.32%, due 4/6/09                                    2,000,000        2,013,334
 Dollar Term Loan
 7.367%, due 4/6/11                                   6,494,847        6,527,321
Gentek, Inc.
 1st Lien Term Loan
 7.373%, due 2/28/11                                  5,788,386        5,799,240
Hercules, Inc.
 Term Loan B
 6.87%, due 10/8/10                                   4,462,519        4,456,941
Hexion Specialty Chemicals, Inc.
 Term Loan C2
 7.37%, due 5/5/13                                    1,246,108        1,241,880
 Term Loan C1
 7.375%, due 5/5/13                                   5,736,392        5,716,929
V  Huntsman International LLC
 Term B Dollar Facility
 7.07%, due 8/16/12                                   8,042,077        8,032,032
INEOS Group Holdings, Ltd.
 Tranche A4 Term Loan
 7.611%, due 12/17/12                                 3,500,000        3,522,971
 Tranche B2 Term Loan
 7.611%, due 12/16/13                                 2,000,000        2,022,916
 Tranche C2 Term Loan
 8.111%, due 12/16/14                                 2,000,000        2,022,916
ISP Chemco, Inc.
 Term Loan
 7.449%, due 2/15/13                                  4,975,000        4,987,438
Kraton Polymers LLC
 Term Loan
 7.375%, due 5/13/13                                  1,086,178        1,088,215
Lyondell Chemical Co.
 Initial Term Loan
 7.11%, due 8/16/13                                   5,000,000        5,023,960
Nalco Co.
 Term Loan B
 7.16%, due 11/4/10                                   5,088,229        5,098,059
Polymer Group, Inc.
 Term Loan
 7.614%, due 11/22/12                                 4,471,225        4,469,360

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    99

                                                      PRINCIPAL
                                                         AMOUNT            VALUE
FLOATING RATE LOANS (CONTINUED)
--------------------------------------------------------------------------------
CHEMICALS, PLASTICS & RUBBER (CONTINUED)
Rockwood Specialties Group, Inc.
 Tranche E Term Loan
 7.376%, due 7/30/12                                $ 6,914,899   $    6,944,287
Texas Petrochemicals, L.P.
 Letter of Credit
 7.905%, due 12/29/08                                   625,000          628,906
 Term Loan B
 7.911%, due 6/27/13                                  1,870,313        1,882,002
                                                                  --------------
                                                                      74,539,655
                                                                  --------------
CONTAINERS, PACKAGING & GLASS (3.7%)
Berry Plastics Corp.
 Term Loan B
 7.124%, due 9/20/13                                  2,900,000        2,901,450
Bluegrass Container Co.
 Delayed Draw 1st Lien Term Loan
 7.601%, due 6/30/13                                  1,119,920        1,129,370
 Term Loan B
 7.604%, due 6/30/13                                  3,742,892        3,774,475
 Delayed Draw 2nd Lien
 10.32%, due 12/30/13                                   393,939          398,125
 2nd Lien Term Loan
 10.323%, due 12/30/13                                1,231,061        1,244,141
Covalence Specialty Materials Corp.
 Term Loan C
 7.375%, due 5/20/13                                  2,907,000        2,907,910
 2nd Lien Term Loan
 8.625%, due 8/16/13                                  2,000,000        2,021,666
Crown Americas LLC
 Term B Dollar Loan
 7.07%, due 11/15/12                                  4,000,000        4,006,252
 Term Loan B1
 7.249%, due 11/15/12                                 2,000,000        2,003,126
Graham Packaging Holdings Co.
 Incremental Term Loan B
 7.687%, due 10/7/11                                    994,937          999,378
 Term Loan B
 7.725%, due 10/7/11                                  5,403,750        5,427,872
 2nd Lien Term Loan
 9.688%, due 4/7/12                                     714,286          719,196
Graphic Packaging International, Inc.
 Term Loan C
 7.884%, due 8/8/10                                   5,987,040        6,049,048
Smurfit-Stone Container Enterprises, Inc.
 Deposit Fund Commitment
 4.729%, due 11/1/10                                    770,105          774,393
 Tranche C1 Term Loan
 7.625%, due 11/1/11                                    590,427          593,714
 Tranche B Term Loan
 7.658%, due 11/1/11                                  2,704,356        2,719,414

                                                      PRINCIPAL
                                                         AMOUNT            VALUE
CONTAINERS, PACKAGING & GLASS (CONTINUED)
 Tranche C Term Loan
 7.667%, due 11/1/11                                $   877,548   $      882,435
                                                                  --------------
                                                                      38,551,965
                                                                  --------------
DIVERSIFIED NATURAL RESOURCES, PRECIOUS METALS & MINERALS (1.7%)
Appleton Papers, Inc.
 Term Loan
 7.645%, due 6/11/10                                  2,412,567        2,421,614
Boise Cascade LLC
 Term Loan D
 7.108%, due 10/28/11                                   843,679          846,948
Georgia-Pacific Corp.
 Term Loan B
 7.385%, due 12/20/12                                 6,625,106        6,658,457
 Term Loan C
 8.39%, due 12/23/13                                  2,330,000        2,358,580
RLC Industries Co.
 Term Loan B
 6.82%, due 2/24/10                                   5,361,250        5,337,794
                                                                  --------------
                                                                      17,623,393
                                                                  --------------
DIVERSIFIED/CONGLOMERATE MANUFACTURING (2.1%)
Aearo Technologies, Inc.
 1st Lien Term Loan
 7.867%, due 3/22/13                                  1,990,000        2,004,095
 2nd Lien Term Loan
 11.867%, due 9/24/13                                 1,500,000        1,516,875
EnerSys Capital, Inc.
 Term Loan
 7.45%, due 3/17/11                                   3,890,051        3,904,639
Invensys International Holdings, Ltd.
 Tranche A Term Loan
 7.398%, due 1/15/11                                  2,248,634        2,254,255
 Term A Bonding
 7.446%, due 12/15/10                                 2,501,366        2,507,620
Mueller Group, Inc.
 Term Loan B
 7.388%, due 10/3/12                                  4,202,613        4,220,562
Polypore, Inc.
 Term Loan
 8.32%, due 11/12/11                                  2,385,946        2,397,876
Walter Industries, Inc.
 Term Loan
 7.155%, due 10/3/12                                  2,438,541        2,440,980
                                                                  --------------
                                                                      21,246,902
                                                                  --------------
DIVERSIFIED/CONGLOMERATE SERVICE (3.3%)
Affiliated Computer Services, Inc.
 Term Loan B
 7.389%, due 3/20/13                                    997,487          998,812
 Delayed Draw Term Loan
 7.395%, due 3/20/13                                  4,987,500        4,994,123

 100   MainStay Floating Rate Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT            VALUE
FLOATING RATE LOANS (CONTINUED)
--------------------------------------------------------------------------------
DIVERSIFIED/CONGLOMERATE SERVICE (CONTINUED)
American Reprographics Co. LLC
 Term Loan C
 7.15%, due 6/18/09                                 $ 2,831,469   $    2,831,469
Coinmach Corp.
 Term Loan B1
 7.906%, due 12/19/12                                 4,486,382        4,517,786
Fidelity National Information Solutions, Inc.
 Term Loan B
 7.07%, due 3/8/13                                    7,055,000        7,069,209
Language Line LLC
 Term Loan B
 9.63%, due 6/10/11                                   2,105,008        2,115,533
V  SunGard Data Systems, Inc.
 Term Loan
 7.999%, due 2/11/13                                  8,414,894        8,487,826
Telcordia Technologies, Inc.
 Term Loan
 8.15%, due 9/15/12                                   3,447,500        3,309,600
                                                                  --------------
                                                                      34,324,358
                                                                  --------------
ECOLOGICAL (2.0%)
Allied Waste Industries, Inc.
 Tranche A Credit-Linked Deposit
 5.334%, due 1/15/12                                  1,603,467        1,603,133
 Term Loan B
 7.153%, due 1/15/12                                  5,865,402        5,863,144
Duratek, Inc.
 Term Loan B
 7.76%, due 6/7/13                                    1,197,323        1,205,554
EnergySolutions LLC
 Synthetic Letter of Credit
 7.57%, due 6/7/13                                      125,786          126,651
 Term Loan
 7.759%, due 6/7/13                                   2,642,684        2,660,852
IESI Corp.
 Term Loan
 7.13%, due 1/20/12                                   4,000,000        3,997,500
Synagro Technologies, Inc.
 Term Loan
 7.57%, due 6/21/12                                     285,714          285,714
 Term Loan B
 7.57%, due 6/21/12                                   1,714,286        1,712,143
Wastequip, Inc.
 Tranche B Term Loan
 7.57%, due 7/15/11                                   2,190,049        2,190,049
 2nd Lien Term Loan
 10.82%, due 7/13/12                                  1,000,000        1,010,000
                                                                  --------------
                                                                      20,654,740
                                                                  --------------

                                                      PRINCIPAL
                                                         AMOUNT            VALUE
ELECTRONICS (1.2%)
Advanced Micro Devices, Inc.
 Tranche B1 Term Loan
 7.57%, due 12/31/13                                $ 4,000,000   $    4,014,284
Sanmina-SCI Corp.
 Term Loan B
 7.88%, due 1/31/08                                   1,500,000        1,503,375
Sensata Technologies Finance Co. LLC
 Term Loan
 7.13%, due 4/26/13                                   6,483,750        6,442,215
                                                                  --------------
                                                                      11,959,874
                                                                  --------------
FARMING & AGRICULTURE (0.1%)
Agco Corp.
 Term Loan
 7.117%, due 3/31/08                                  1,314,837        1,318,124
                                                                  --------------

FINANCE (1.3%)
Brand Services, Inc.
 Term Loan
 7.623%, due 1/16/12                                  1,972,530        1,973,763
Hertz Corp. (The)
 Letter of Credit
 5.39%, due 12/21/12                                    388,889          391,579
 Tranche B Term Loan
 7.654%, due 12/21/12                                 7,079,777        7,128,748
United Rentals, Inc.
 Tranche B Credit-Linked Deposit
 6.00%, due 2/14/11                                     987,758          990,228
 Initial Term Loan
 7.32%, due 2/14/11                                   2,654,125        2,660,760
                                                                  --------------
                                                                      13,145,078
                                                                  --------------
GROCERY (1.7%)
BI-LO LLC
 Term Loan
 9.371%, due 6/30/11                                  3,335,145        3,350,430
Giant Eagle, Inc.
 Term Loan
 6.898%, due 11/7/12                                  5,657,250        5,650,178
Roundy's Supermarkets, Inc.
 Term Loan
 8.415%, due 11/3/11                                  2,977,500        2,994,621

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                    www.mainstayfunds.com    101

                                                      PRINCIPAL
                                                         AMOUNT            VALUE
FLOATING RATE LOANS (CONTINUED)
--------------------------------------------------------------------------------
GROCERY (CONTINUED)
SUPERVALU, Inc.
 Term Loan B
 7.188%, due 6/1/12                                 $ 5,974,987   $    5,988,061
                                                                  --------------
                                                                      17,983,290
                                                                  --------------
HEALTHCARE, EDUCATION & CHILDCARE (9.1%)
Accellent, Inc.
 Term Loan
 7.40%, due 11/22/12                                  2,729,375        2,729,375
AGA Medical Corp.
 Tranche B Term Loan
 7.72%, due 4/28/13                                   4,580,523        4,577,660
Alliance Imaging, Inc.
 Tranche C1 Term Loan
 7.938%, due 12/29/11                                 6,747,170        6,749,983
AMR HoldCo., Inc./Emcare Holdco., Inc.
 Term Loan
 7.276%, due 2/10/12                                  3,243,549        3,241,522
Aveta Holdings LLC
 New Term Loan Namm
 7.62%, due 8/22/11                                     151,893          151,513
 Term Loan MMM
 7.62%, due 8/22/11                                   1,163,243        1,161,789
 Term Loan Namm
 7.62%, due 8/22/11                                     273,704          273,362
 Term Loan PHMC
 7.62%, due 8/22/11                                     953,304          950,921
 Term Loan PHMC Namm
 7.62%, due 8/22/11                                      26,481           26,414
V  Community Health Systems, Inc.
 Term Loan
 7.15%, due 8/19/11                                   8,887,139        8,887,139
Concentra Operating Corp.
 Term Loan
 7.619%, due 9/30/11                                  6,074,186        6,096,965
DaVita, Inc.
 Term Loan B
 7.425%, due 10/5/12                                  6,432,908        6,458,755
Fresenius Medical Care Holdings, Inc.
 Term Loan
 6.752%, due 3/31/13                                  4,970,013        4,937,568
Gentiva Health Services, Inc.
 Term Loan B
 7.665%, due 3/31/13                                  2,821,622        2,826,912
HealthSouth Corp.
 Term Loan B
 8.62%, due 3/10/13                                   7,198,396        7,224,390
LifePoint Hospitals, Inc.
 Term Loan B
 6.945%, due 4/15/12                                  6,275,229        6,242,284

                                                      PRINCIPAL
                                                         AMOUNT            VALUE
HEALTHCARE, EDUCATION & CHILDCARE (CONTINUED)
Quintiles Transnational Corp.
 Term Loan B
 7.37%, due 3/31/13                                 $ 1,492,500   $    1,491,754
 2nd Lien Term Loan C
 9.37%, due 3/31/14                                     500,000          507,969
Rural/Metro Operating Co. LLC
 Letter of Credit Facility Deposits
 5.17%, due 3/4/11                                      411,765          413,824
 Term Loan B1
 7.523%, due 3/4/11                                   1,258,824        1,265,118
Select Medical Corp.
 Term Loan B
 7.151%, due 2/24/12                                  5,415,025        5,305,371
Sunrise Medical Holdings, Inc.
 Term Loan B1
 8.888%, due 5/13/10                                  3,862,202        3,842,891
U.S. Oncology, Inc.
 Term Loan B
 7.762%, due 8/20/11                                  5,951,206        5,962,365
Vanguard Health Holding Co. LLC
 Replacement Term Loan
 7.868%, due 9/23/11                                  6,875,822        6,873,677
VWR International, Inc.
 Term Loan B
 7.63%, due 4/7/11                                    2,555,312        2,558,506
Warner Chilcott Corp.
 Dovobet Delayed Draw Term Loan
 7.867%, due 1/18/12                                    109,858          110,078
 Dovonex Delayed Draw Term Loan
 7.867%, due 1/18/12                                    549,290          550,389
 Tranche C Term Loan
 7.867%, due 1/18/12                                    650,722          653,743
 Tranche B Term Loan
 7.926%, due 1/18/12                                  2,370,143        2,381,147
                                                                  --------------
                                                                      94,453,384
                                                                  --------------
HOME & OFFICE FURNISHINGS, HOUSEWARES, & DURABLE
 CONSUMER PRODUCTS (1.7%)
Berkline/Benchcraft Holdings LLC
 2nd Lien Term Loan
 14.99%, due 5/3/12 (d)(e)                              750,000          169,602
 Term Loan B
 11.00%, due 11/3/11                                  2,965,625        2,323,072
Jarden Corp.
 Term Loan B2
 7.117%, due 1/24/12                                    475,266          474,434
 Term Loan B1
 7.367%, due 1/24/12                                  4,517,146        4,521,383

 102   MainStay Floating Rate Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT            VALUE
FLOATING RATE LOANS (CONTINUED)
--------------------------------------------------------------------------------
HOME & OFFICE FURNISHINGS, HOUSEWARES, & DURABLE
 CONSUMER PRODUCTS (CONTINUED)
National Bedding Co. LLC
 2nd Lien Term Loan
 5.374%, due 8/31/12                                $ 1,000,000   $    1,006,250
 1st Lien Term Loan
 7.386%, due 8/31/11                                  2,962,500        2,968,425
Sealy Mattress Co.
 Tranche D Term Loan
 7.371%, due 8/25/12                                  2,000,000        1,996,250
Simmons Co.
 Term Loan D
 7.173%, due 12/19/11                                 4,531,867        4,557,359
                                                                  --------------
                                                                      18,016,775
                                                                  --------------
HOTELS, MOTELS, INNS & GAMING (1.7%)
Boyd Gaming Corp.
 Term Loan
 6.867%, due 6/30/11                                  3,416,350        3,413,299
V  Penn National Gaming, Inc.
 Term Loan B
 7.129%, due 10/3/12                                  7,934,962        7,971,661
Venetian Casino Resort LLC/Las Vegas Sands, Inc.
 Delayed Draw Term Loan B
 7.12%, due 6/15/11                                   1,025,641        1,027,083
 Term Loan B
 7.12%, due 6/15/11                                   4,974,359        4,981,353
                                                                  --------------
                                                                      17,393,396
                                                                  --------------
LEISURE, AMUSEMENT, MOTION PICTURES,
 ENTERTAINMENT (4.3%)
Affinity Group, Inc.
 Term Loan
 7.82%, due 6/24/09                                   2,605,046        2,611,559
AMC Entertainment, Inc.
 Term Loan
 7.445%, due 1/26/13                                  4,466,250        4,498,818
Bombardier Recreational Products, Inc.
 Term Loan
 8.13%, due 6/28/13                                   5,000,000        4,990,625
Cedar Fair, L.P.
 U.S. Term Loan B
 7.867%, due 8/30/12                                  4,987,500        5,038,936
Easton-Bell Sports, Inc.
 Tranche B Term Loan
 7.118%, due 3/16/12                                  5,972,494        5,977,469
Metro-Goldwyn-Mayer Studios, Inc.
 Tranche B Term Loan
 8.617%, due 4/8/12                                   4,839,840        4,775,886

                                                      PRINCIPAL
                                                         AMOUNT            VALUE
LEISURE, AMUSEMENT, MOTION PICTURES,
 ENTERTAINMENT (CONTINUED)
Regal Cinemas Corp.
 Term Loan
 7.117%, due 11/10/10                               $ 2,526,108   $    2,521,258
Six Flags Theme Parks, Inc.
 Tranche B1 Term Loan
 8.661%, due 6/30/09                                  5,274,375        5,327,119
Universal City Development Partners, Ltd.
 Term Loan
 7.387%, due 6/9/11                                   3,729,792        3,739,116
WMG Acquisition Corp.
 Term Loan
 7.369%, due 2/28/11                                  4,886,141        4,901,718
                                                                  --------------
                                                                      44,382,504
                                                                  --------------
MACHINERY (1.4%)
Coinstar, Inc.
 Term Loan
 7.37%, due 7/7/11                                    1,124,333        1,128,550
Colfax Corp.
 New Term Loan B
 7.375%, due 11/30/11                                 1,496,222        1,501,833
Flowserve Corp.
 Term Loan B
 6.881%, due 8/10/12                                  3,883,581        3,882,370
Gleason Corp.
 1st Lien Term Loan
 7.906%, due 6/30/13                                  1,617,647        1,626,746
 2nd Lien Term Loan
 10.938%, due 12/30/13                                  882,353          887,316
RBS Global, Inc.
 Term Loan B
 7.876%, due 7/19/13                                  5,000,000        5,025,000
                                                                  --------------
                                                                      14,051,815
                                                                  --------------
MINING, STEEL, IRON & NON-PRECIOUS METALS (1.5%)
Aleris International, Inc.
 Term Loan B
 7.875%, due 8/1/13                                   2,992,500        2,992,500
Magnum Coal Co.
 Funded Letter of Credit
 8.57%, due 3/21/13                                     454,545          455,682
 Term Loan
 8.62%, due 3/21/13                                   4,522,727        4,534,034
Novelis Corp.
 U.S. Term Loan B1
 7.718%, due 1/9/12                                   3,599,746        3,607,227
Novelis, Inc.
 Canadian Term Loan B2
 7.718%, due 1/9/12                                   2,072,582        2,076,888

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                    www.mainstayfunds.com    103

                                                      PRINCIPAL
                                                         AMOUNT            VALUE
FLOATING RATE LOANS (CONTINUED)
--------------------------------------------------------------------------------
MINING, STEEL, IRON & NON-PRECIOUS METALS (CONTINUED)
Tube City IMS Corp.
 1st Lien Term Loan C
 8.12%, due 12/31/10                                $ 1,965,150   $    1,970,063
                                                                  --------------
                                                                      15,636,394
                                                                  --------------
OIL & GAS (1.6%)
Babcock & Wilcox Co. (The)
 Synthetic Letter of Credit
 8.117%, due 2/22/12                                  2,500,000        2,512,500
Dresser Rand Group, Inc.
 Term Loan B1
 7.485%, due 10/29/11                                 1,432,377        1,438,107
EPCO Holdings, Inc.
 Term Loan A
 7.125%, due 8/18/08                                  1,732,329        1,733,412
 Institutional Term Loan C
 7.372%, due 8/18/10                                  1,980,000        1,989,546
LB Pacific, L.P.
 Term Loan B
 8.07%, due 3/3/12                                    1,970,000        1,970,000
Regency Gas Services LLC
 Term Loan B
 7.82%, due 8/15/13                                   1,000,000        1,010,625
Targa Resources, Inc.
 Synthetic Letter of Credit
 7.617%, due 10/31/12                                 1,162,074        1,167,469
 Term Loan
 7.632%, due 10/31/12                                 4,793,555        4,815,811
                                                                  --------------
                                                                      16,637,470
                                                                  --------------
PERSONAL & NONDURABLE CONSUMER PRODUCTS (2.6%)
ACCO Brands Corp.
 U.S. Term Loan
 7.138%, due 8/17/12                                  2,560,025        2,565,626
Hillman Companies, Inc.
 Term Loan B
 8.50%, due 3/31/11                                   1,984,847        1,999,734
JohnsonDiversey, Inc.
 New Term Loan B
 7.97%, due 12/16/11                                  3,969,720        3,997,012
Mega Bloks, Inc.
 Term Loan B
 7.188%, due 7/26/12                                  3,225,503        3,229,534
Solo Cup Co.
 Term Loan B1
 8.608%, due 2/27/11                                  6,113,447        5,135,021
Spectrum Brands, Inc.
 Term Loan
 8.387%, due 2/6/12                                   3,969,174        3,977,680

                                                      PRINCIPAL
                                                         AMOUNT            VALUE
PERSONAL & NONDURABLE CONSUMER PRODUCTS (CONTINUED)
Visant Corp.
 Term Loan C
 7.372%, due 12/21/11                               $ 5,584,523   $    5,605,465
                                                                  --------------
                                                                      26,510,072
                                                                  --------------
PERSONAL TRANSPORTATION (0.6%)
United Airlines, Inc.
 Delayed Draw Term Loan
 9.125%, due 2/1/12                                     746,250          757,444
 Tranche B Term Loan
 9.25%, due 2/1/12                                    5,223,750        5,302,106
                                                                  --------------
                                                                       6,059,550
                                                                  --------------
PRINTING & PUBLISHING (3.6%)
Dex Media East LLC
 Term Loan B
 6.917%, due 5/8/09                                   4,587,006        4,569,167
Dex Media West LLC
 Tranche B2 Term Loan
 6.885%, due 3/9/10                                   2,572,249        2,559,971
 Tranche B1 Term Loan
 6.905%, due 3/9/10                                   1,633,343        1,626,810
Hanley Wood LLC
 Delayed Draw Term Loan
 7.61%, due 8/1/12                                      724,774          723,868
 Closing Date Term Loan
 7.694%, due 8/1/12                                   6,068,000        6,060,415
Medianews Group, Inc.
 Term Loan C
 7.07%, due 8/2/13                                    2,493,750        2,494,790
Merrill Communications LLC
 Term Loan
 7.59%, due 12/22/12                                  5,458,750        5,470,694
New Publishing Acquisition, Inc.
 Tranche B Term Loan
 8.44%, due 8/5/12                                    4,146,577        4,155,214
Nielsen Finance LLC
 Dollar Term Loan
 8.19%, due 8/9/13                                    4,500,000        4,515,471
R.H. Donnelley, Inc.
 Tranche A4 Term Loan
 6.624%, due 12/31/09                                   341,943          338,707
 Tranche D1 Term Loan
 6.885%, due 6/30/11                                    992,424          988,816
 Tranche D2 Term Loan
 6.887%, due 6/30/11                                  4,064,719        4,046,655
                                                                  --------------
                                                                      37,550,578
                                                                  --------------

 104   MainStay Floating Rate Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT            VALUE
FLOATING RATE LOANS (CONTINUED)
--------------------------------------------------------------------------------
RETAIL STORE (2.7%)
Buffets, Inc.
 PF Letter of Credit
 4.879%, due 6/28/09                                $ 1,000,000   $    1,000,000
 Term Loan
 10.75%, due 6/28/09                                  1,988,161        1,988,161
Eddie Bauer, Inc.
 Term Loan B
 9.57%, due 6/21/11                                   5,046,250        5,021,019
Eye Care Centers of America, Inc.
 Term Loan B
 8.414%, due 3/1/12                                   4,925,000        4,928,078
V  Jean Coutu Group (PJC), Inc. (The)
 Term Loan B
 7.937%, due 7/30/11                                  7,292,258        7,309,439
Neiman Marcus Group, Inc. (The)
 Term Loan B
 7.641%, due 4/6/13                                   5,434,221        5,474,527
Petco Animal Supplies, Inc.
 Term Loan B
 8.10%, due 10/26/13                                  2,000,000        2,010,000
                                                                  --------------
                                                                      27,731,224
                                                                  --------------
TELECOMMUNICATIONS (2.2%)
Centennial Cellular Operating Co. LLC
 Term Loan
 7.616%, due 2/9/11                                   5,269,123        5,304,252
Madison River Capital LLC
 Term Loan B1
 7.62%, due 7/29/12                                   3,961,905        3,976,762
PanAmSat Corp.
 Term Loan B2
 7.872%, due 1/3/14                                   6,000,000        6,046,668
V  Windstream Corp.
 Tranche B Term Loan
 7.12%, due 7/17/13                                   7,500,000        7,536,158
                                                                  --------------
                                                                      22,863,840
                                                                  --------------
TEXTILES & LEATHER (0.9%)
Springs Windows Fashions LLC
 Term Loan B
 8.125%, due 12/31/12                                 2,977,500        2,992,388
St. Johns Knits International, Inc.
 Term Loan B
 9.32%, due 3/23/12                                   4,193,128        4,161,680
William Carter Co. (The)
 Term Loan
 6.867%, due 7/14/12                                  2,606,229        2,600,120
                                                                  --------------
                                                                       9,754,188
                                                                  --------------

                                                      PRINCIPAL
                                                         AMOUNT            VALUE
UTILITIES (5.2%)
AES Corp.
 Term Loan
 7.125%, due 4/30/08                                $ 2,000,000   $    2,001,250
Calpine Generating Co. LLC
 1st Lien Term Loan
 9.073%, due 4/1/09                                   5,000,000        5,120,835
Cogentrix Delaware Holdings, Inc.
 Term Loan
 6.87%, due 4/14/12                                   2,054,287        2,054,714
Coleto Creek Power, L.P.
 Synthetic Letter of Credit
 5.267%, due 6/28/13                                    350,318          347,691
 Term Loan
 8.117%, due 6/28/13                                  5,136,807        5,098,281
Covanta Energy Corp.
 Funded Letter of Credit
 5.371%, due 6/24/12                                  2,601,626        2,620,053
 Tranche C Term Loan
 7.615%, due 6/24/12                                  1,859,668        1,872,840
InfrastruX Group, Inc.
 Term Loan B
 8.313%, due 5/8/12                                     995,000          992,513
 Term Loan C
 11.813%, due 5/8/13                                  1,000,000        1,015,000
KGen LLC
 Tranche A Term Loan
 7.992%, due 8/5/11                                   4,925,000        4,918,844
LSP General Finance Co. LLC
 1st Lien Term Loan
 7.117%, due 5/6/13                                   5,140,278        5,129,571
 Delayed Draw 1st Lien Term Loan
 7.117%, due 5/6/13                                     218,619          218,163
 2nd Lien Term Loan
 8.867%, due 5/5/14                                   1,750,000        1,767,500
Midwest Generation LLC
 Term Loan B
 6.931%, due 4/27/11                                  2,226,313        2,224,922
Mirant North America LLC
 Term Loan
 7.07%, due 1/3/13                                    6,457,469        6,445,936
NRG Energy, Inc.
 Credit Link Deposit
 7.367%, due 2/1/13                                   1,485,305        1,491,888
 Term Loan B
V    7.367%, due 2/1/13                               7,479,616        7,516,236
Pike Electric, Inc.
 Term Loan B
 6.875%, due 7/2/12                                   1,529,412        1,526,863
 Term Loan C
 6.875%, due 12/10/12                                   580,392          579,425

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                    www.mainstayfunds.com    105

                                                      PRINCIPAL
                                                         AMOUNT            VALUE
FLOATING RATE LOANS (CONTINUED)
--------------------------------------------------------------------------------
UTILITIES (CONTINUED)
Reliant Energy, Inc.
 Term Loan
 7.695%, due 4/30/10                                $ 1,260,434   $    1,259,384
                                                                  --------------
                                                                      54,201,909
                                                                  --------------
Total Floating Rate Loans
 (Cost $864,938,530)                                                 861,248,905
                                                                  --------------

FOREIGN FLOATING RATE LOANS (4.1%) (c)
--------------------------------------------------------------------------------
BROADCASTING & ENTERTAINMENT (0.3%)
VTR Globalcom S.A.
 Term Loan B
 8.372%, due 9/19/14 (e)                              3,000,000        2,962,500
                                                                  --------------
CARGO TRANSPORT (0.4%)
Laidlaw International, Inc.
 Canadian Term Loan B
 7.117%, due 7/31/13                                    997,500        1,004,565
 Term Loan B
 7.117%, due 7/31/13                                  2,992,500        3,013,696
                                                                  --------------
                                                                       4,018,261
                                                                  --------------
CHEMICALS, PLASTICS & RUBBER (1.5%)
Brenntag Holding GmbH and Co.
 Acquisition Term Loan
 8.08%, due 1/20/14                                   1,708,364        1,724,024
 Term Loan B2
 8.08%, due 1/20/14                                   2,973,455        2,996,686
Invista B.V.
 Tranche B1 Term Loan
 6.875%, due 4/29/11                                  4,108,441        4,103,306
 Tranche B2 Term Loan
 6.875%, due 4/29/11                                  2,037,597        2,035,050
Lucite International US Finco, Ltd.
 Term Loan B1
 8.07%, due 7/7/13                                    3,323,731        3,346,582
                                                                  --------------
                                                                      14,205,648
                                                                  --------------
FINANCE (0.3%)
Ashtead Group PLC
 Term Loan
 7.14%, due 8/31/11                                   3,000,000        2,996,250
                                                                  --------------

PRINTING & PUBLISHING (0.7%)
V  Yell Group PLC
 Term Loan B1
 7.32%, due 10/27/12                                  8,000,000        8,033,832
                                                                  --------------

                                                      PRINCIPAL
                                                         AMOUNT            VALUE
RETAIL STORE (0.4%)
Dollarama Group, L.P.
 Replacement Term Loan B
 7.376%, due 11/18/11                               $ 3,930,250   $    3,940,076
                                                                  --------------

TELECOMMUNICATIONS (0.5%)
Intelsat Subsidiary Holding Co.
 Tranche B Term Loan
 7.622%, due 7/3/13                                   4,910,113        4,939,270
                                                                  --------------
Total Foreign Floating Rate Loans
 (Cost $41,093,054)                                                   41,095,837
                                                                  --------------
Total Long-Term Investments
 (Cost $911,538,046)                                                 908,105,992
                                                                  --------------

SHORT-TERM INVESTMENTS (12.1%)
--------------------------------------------------------------------------------
COMMERCIAL PAPER (8.7%)
Bankamerica Corp.
 5.25%, due 11/14/06                                  8,000,000        7,982,500
General Electric Capital Corp.
 5.23%, due 11/14/06                                  4,000,000        3,985,472
Illinois Tool Works, Inc.
 5.21%, due 12/8/06                                   8,000,000        7,950,216
ING U.S. Funding LLC
 5.24%, due 11/6/06                                   5,000,000        4,982,533
Minnesota Mining & Manufacturing Co.
 5.15%, due 11/13/06                                  5,000,000        4,975,680
Morgan Stanley
 5.25%, due 11/6/06                                   5,000,000        4,982,500
National Rural Utilities Cooperative Finance Corp.
 (Discount Notes)
 5.23%, due 11/9/06                                   5,500,000        5,484,019
 5.25%, due 11/6/06                                   4,000,000        3,976,667
Prudential Funding LLC
 5.22%, due 11/1/06                                   8,000,000        7,982,600
Royal Bank of Scotland
 5.24%, due 11/21/06                                  8,000,000        7,975,547
Siemens Capital LLC
 5.20%, due 11/2/06                                  10,000,000        9,966,778
Societe Generale North America, Inc.
 5.23%, due 11/24/06                                  7,000,000        6,968,475
Swedish Export Credit Corp.
 5.24%, due 11/8/06                                   7,000,000        6,985,736
Washington Gas Light Co.
 5.22%, due 11/3/06                                   6,000,000        5,990,430
                                                                  --------------
Total Commercial Paper
 (Cost $90,189,153)                                                   90,189,153
                                                                  --------------

 106   MainStay Floating Rate Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT            VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT (3.4%)
Wachovia Capital Markets LLC
 5.29%, dated 10/31/06
 due 11/1/06
 Proceeds at Maturity $35,422,204
 (Collateralized by various Federal Agencies,
 with rates between 5.125% - 5.94% and
 maturity dates between 4/18/11 - 10/3/13,
 with a Principal Amount of
 $35,784,000 and a Market Value
 of $36,125,501)                                    $35,417,000   $   35,417,000
                                                                  --------------
Total Repurchase Agreement
 (Cost $35,417,000)                                                   35,417,000
                                                                  --------------
Total Short-Term Investments
 (Cost $125,606,153)                                                 125,606,153
                                                                  --------------
Total Investments
 (Cost $1,037,144,199) (f)                                 99.9%   1,033,712,145(g)
Cash and Other Assets,
 Less Liabilities                                           0.1        2,377,574
                                                    -----------   --------------
Net Assets                                                100.0%  $1,036,089,719
                                                    ===========   ==============

(a) May be sold to institutional investors only under Rule 144a or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.
(b)  Floating rate. Rate shown is the rate in effect at October
     31, 2006.
(c) Floating Rate Loan--generally pays interest at rates which are periodically re-determined at a margin above the London
     Inter-Bank Offered Rate ("LIBOR") or other short-term rates.
     The rate shown is the rate(s) in effect at October 31, 2006.
     Floating Rate Loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or borrower prior to disposition of a Floating Rate Loan. Under procedures adopted by the Board, the loans are deemed to be liquid except those identified with a footnote (e). (See footnote
     (e) below.)
(d)  Issue in default.
(e) Illiquid security. The total market value of these securities at October 31, 2006 is $3,132,102, which represents 0.3% of the Fund's net assets.
(f) The cost stated also represents the aggregate cost for federal tax purposes.
(g)  At October 31, 2006 net unrealized depreciation was
     $3,432,054, based on cost for federal income tax purposes.
     This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $254,788 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $3,686,842.

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                    www.mainstayfunds.com    107

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2006

ASSETS:
Investment in securities, at value
  (identified cost $1,037,144,199)            $1,033,712,145
Cash                                               1,838,455
Unrealized appreciation on unfunded
  commitments                                         11,202
Receivables:
  Interest                                         6,485,651
  Investment securities sold                       3,458,675
  Fund shares sold                                 3,401,346
Other assets                                          90,576
                                              --------------
    Total assets                               1,048,998,050
                                              --------------
LIABILITIES:
Payables:
  Investment securities purchased                  7,031,250
  Fund shares redeemed                             2,981,295
  Manager (See Note 3)                               540,717
  NYLIFE Distributors (See Note 3)                   409,770
  Transfer agent (See Note 3)                        111,043
  Professional fees                                  104,189
  Shareholder communication                           20,043
  Trustees                                            13,476
  Custodian                                            6,428
Accrued expenses                                       7,678
Dividend payable                                   1,682,442
                                              --------------
    Total liabilities                             12,908,331
                                              --------------
Net assets                                    $1,036,089,719
                                              ==============

COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001 per share)
  1 billion shares authorized:
  Class A                                     $       69,764
  Class B                                              5,383
  Class C                                             24,418
  Class I                                              4,809
Additional paid-in capital                     1,044,615,310
Accumulated distributions in excess of net
  investment income                                 (377,871)
Accumulated net realized loss on investments      (4,831,242)
Net unrealized depreciation on investments        (3,432,054)
Net unrealized appreciation on unfunded
  commitments                                         11,202
                                              --------------
Net assets                                    $1,036,089,719
                                              ==============
CLASS A
Net assets applicable to outstanding shares   $  692,411,436
                                              ==============
Shares of capital stock outstanding               69,764,236
                                              ==============
Net asset value per share outstanding         $         9.93
Maximum sales charge (3.00% of offering
  price)                                                0.31
                                              --------------
Maximum offering price per share outstanding  $        10.24
                                              ==============
CLASS B
Net assets applicable to outstanding shares   $   53,466,123
                                              ==============
Shares of capital stock outstanding                5,383,112
                                              ==============
Net asset value and offering price per share
  outstanding                                 $         9.93
                                              ==============
CLASS C
Net assets applicable to outstanding shares   $  242,469,087
                                              ==============
Shares of capital stock outstanding               24,418,202
                                              ==============
Net asset value and offering price per share
  outstanding                                 $         9.93
                                              ==============
CLASS I
Net assets applicable to outstanding shares   $   47,743,073
                                              ==============
Shares of capital stock outstanding                4,809,262
                                              ==============
Net asset value and offering price per share
  outstanding                                 $         9.93
                                              ==============

 108   MainStay Floating Rate Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2006

INVESTMENT INCOME:
INCOME:
  Interest                                       $61,042,661
                                                 ------------
EXPENSES:
  Manager (See Note 3)                             5,269,162
  Distribution/Service--Class A (See Note 3)       1,456,261
  Service--Class B (See Note 3)                      129,587
  Service--Class C (See Note 3)                      513,886
  Distribution--Class B (See Note 3)                 388,760
  Distribution--Class C (See Note 3)               1,541,658
  Transfer agent (See Note 3)                        719,293
  Professional fees                                  252,813
  Registration                                       124,318
  Shareholder communication                          111,047
  Trustees                                            57,415
  Portfolio pricing                                   32,312
  Custodian                                           17,002
  Miscellaneous                                       35,729
                                                 ------------
    Total expenses                                10,649,243
                                                 ------------
Net investment income                             50,393,418
                                                 ------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments                  (1,436,506)
Net change in unrealized appreciation on
  investments and unfunded commitments            (4,340,716)
                                                 ------------
Net realized and unrealized loss on investments
  and unfunded commitments                        (5,777,222)
                                                 ------------
Net increase in net assets resulting from
  operations                                     $44,616,196
                                                 ============

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                    www.mainstayfunds.com    109

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED OCTOBER 31, 2006 AND OCTOBER 31, 2005

                                              2006            2005
INCREASE IN NET ASSETS:
Operations:
 Net investment income              $   50,393,418   $  23,039,400
 Net realized loss on investments       (1,436,506)     (3,165,728)
 Net change in unrealized
  appreciation on investments           (4,340,716)       (271,327)
                                    ------------------------------
 Net increase in net assets
  resulting from operations             44,616,196      19,602,345
                                    ------------------------------

Dividends to shareholders:
 From net investment income:
   Class A                             (34,614,958)    (16,755,410)
   Class B                              (2,670,914)     (1,737,768)
   Class C                             (10,694,929)     (4,370,180)
   Class I                              (2,380,488)       (195,925)
                                    ------------------------------
 Total dividends to shareholders       (50,361,289)    (23,059,283)
                                    ------------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                             461,947,197     442,727,728
   Class B                              21,350,806      40,272,526
   Class C                             142,509,075     128,405,865
   Class I                              40,394,940       7,453,652
 Net asset value of shares issued to
  shareholders in reinvestment of dividends:
   Class A                              22,752,783       9,346,235
   Class B                               2,112,975       1,400,576
   Class C                               6,670,825       2,808,555
   Class I                               2,339,168         181,033
                                    ------------------------------
                                       700,077,769     632,596,170
 Cost of shares redeemed+:
   Class A                            (311,626,366)   (198,902,816)
   Class B                             (14,431,800)    (17,441,086)
   Class C                             (73,374,836)    (48,255,192)
   Class I                              (4,037,272)       (620,570)
                                    ------------------------------
                                      (403,470,274)   (265,219,664)
 Net asset value of shares converted (See Note 1):
   Class A                              17,416,899              --
   Class B                             (17,416,899)             --
   Increase in net assets derived
    from capital share
    transactions                       296,607,495     367,376,506
                                    ------------------------------
   Net increase in net assets          290,862,402     363,919,568

                                              2006            2005

NET ASSETS:
Beginning of year                   $  745,227,317   $ 381,307,749
                                    ------------------------------
End of year                         $1,036,089,719   $ 745,227,317
                                    ==============================
Accumulated distributions in
 excess of net investment income
 at end of year                     $     (377,871)  $    (410,185)
                                    ==============================

+ Cost of shares redeemed net of redemption fee of $99,928 for the year ended October 31, 2006 and $137,240 for the year ended October 31, 2005. (See Note 2(P))

 110   MainStay Floating Rate Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                   www.mainstayfunds.com     111

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                       CLASS A
                                                       ---------------------------------------
                                                                                     MAY 3,
                                                                                      2004*
                                                                                     THROUGH
                                                       YEAR ENDED OCTOBER 31,      OCTOBER 31,
                                                         2006          2005           2004
Net asset value at beginning of period                 $   9.99      $  10.03       $  10.00
                                                       --------      --------      -----------
Net investment income                                      0.59          0.40(a)        0.14(a)
Net realized and unrealized gain (loss) on
  investments                                             (0.06)        (0.03)          0.04
                                                       --------      --------      -----------
Total from investment operations                           0.53          0.37           0.18
                                                       --------      --------      -----------
Less dividends:
  From net investment income                              (0.59)        (0.41)         (0.15)
                                                       --------      --------      -----------
Redemption fee                                             0.00(b)       0.00(b)        0.00(b)
                                                       --------      --------      -----------
Net asset value at end of period                       $   9.93      $   9.99       $  10.03
                                                       ========      ========      ===========
Total investment return (c)                                5.34%         3.72%          1.79%(d)
Ratios (to average net assets)/Supplemental Data:
  Net investment income                                    5.95%         4.11%          2.83%+
  Net expenses                                             1.00%         1.04%          1.07%+
  Expenses (before reimbursement)                          1.00%         1.04%          1.07%+
Portfolio turnover rate                                       8%           13%             3%
Net assets at end of period (in 000's)                 $692,411      $505,726       $254,969

                                                                       CLASS C
                                                       ---------------------------------------
                                                                                     MAY 3,
                                                                                      2004*
                                                                                     THROUGH
                                                       YEAR ENDED OCTOBER 31,      OCTOBER 31,
                                                         2006          2005           2004
Net asset value at beginning of period                 $   9.99      $  10.03        $ 10.00
                                                       --------      --------      -----------
Net investment income                                      0.51          0.33(a)        0.10(a)
Net realized and unrealized gain (loss) on
  investments                                             (0.06)        (0.04)          0.04
                                                       --------      --------      -----------
Total from investment operations                           0.45          0.29           0.14
                                                       --------      --------      -----------
Less dividends:
  From net investment income                              (0.51)        (0.33)         (0.11)
                                                       --------      --------      -----------
Redemption fee                                             0.00(b)       0.00(b)        0.00(b)
                                                       --------      --------      -----------
Net asset value at end of period                       $   9.93      $   9.99        $ 10.03
                                                       ========      ========      ===========
Total investment return (c)                                4.66%         2.94%          1.41%(d)
Ratios (to average net assets)/Supplemental Data:
  Net investment income                                    5.20%         3.36%          2.08%+
  Net expenses                                             1.75%         1.79%          1.82%+
  Expenses (before reimbursement)                          1.75%         1.79%          1.82%+
Portfolio turnover rate                                       8%           13%             3%
Net assets at end of period (in 000's)                 $242,469      $168,021        $85,807

*    Commencement of operations.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Less than one cent per share.
(c)  Total return is calculated exclusive of sales charges. Class I is not subject to sales charges.
(d)  Total return is not annualized.

 112   MainStay Floating Rate Fund     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                  CLASS B
-------------------------------------------
                                  MAY 3,
                                   2004*
                                  THROUGH
    YEAR ENDED OCTOBER 31,      OCTOBER 31,
      2006          2005           2004
    $  9.99       $ 10.03         $ 10.00
    --------      --------      -----------
       0.51          0.33(a)         0.10(a)
      (0.06)        (0.04)           0.04
    --------      --------      -----------
       0.45          0.29            0.14
    --------      --------      -----------
      (0.51)        (0.33)          (0.11)
    --------      --------      -----------
       0.00(b)       0.00(b)         0.00(b)
    --------      --------      -----------
    $  9.93       $  9.99         $ 10.03
    ========      ========      ===========
       4.66%         2.95%           1.41%(d)
       5.20%         3.36%           2.08%+
       1.75%         1.79%           1.82%+
       1.75%         1.79%           1.82%+
          8%           13%              3%
    $53,466       $62,196         $38,233

                  CLASS I
--------------------------------------------
                                   MAY 3,
                                    2004*
                                   THROUGH
    YEAR ENDED OCTOBER 31,       OCTOBER 31,
      2006           2005           2004
     $  9.99        $10.03         $10.00
    ---------      --------      -----------
        0.61          0.43(a)        0.15(a)
       (0.06)        (0.04)          0.04
    ---------      --------      -----------
        0.55          0.39           0.19
    ---------      --------      -----------
       (0.61)        (0.43)         (0.16)
    ---------      --------      -----------
        0.00(b)       0.00(b)        0.00(b)
    ---------      --------      -----------
     $  9.93        $ 9.99         $10.03
    =========      ========      ===========
        5.71%         3.98%          1.92%(d)
        6.20%         4.36%          3.08%+
        0.75%         0.79%          0.82%+
        0.75%         0.79%          0.82%+
           8%           13%             3%
     $47,743        $9,284         $2,298

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                    www.mainstayfunds.com    113

MAINSTAY INDEXED BOND FUND
INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM. PERFORMANCE DATA SHOWN EXCLUDING SALES CHARGES DOES NOT REFLECT THE DEDUCTION OF ANY SALES LOAD, WHICH IF REFLECTED, WOULD REDUCE PERFORMANCE QUOTED.

CLASS A SHARES--MAXIMUM 3% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL           ONE    FIVE     TEN
TOTAL RETURNS            YEAR   YEARS   YEARS
---------------------------------------------
With sales charges       1.16%  3.13%   5.08%
Excluding sales charges  4.29   3.76    5.40

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                                                    CITIGROUP BROAD INVESTMENT
                                                                 MAINSTAY INDEXED BOND FUND              GRADE BOND INDEX
                                                                 --------------------------         --------------------------
10/31/96                                                                    9700                              10000
                                                                           10488                              10884
                                                                           11382                              11906
                                                                           11274                              11964
                                                                           12063                              12835
                                                                           13651                              14710
                                                                           14424                              15556
                                                                           14961                              16333
                                                                           15682                              17264
                                                                           15743                              17479
10/31/06                                                                   16418                              18394

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL           ONE    FIVE     TEN
TOTAL RETURNS            YEAR   YEARS   YEARS
---------------------------------------------
                         4.60%  4.05%   5.67%

(PERFORMANCE GRAPH)

                                                                                                    CITIGROUP BROAD INVESTMENT
                                                                 MAINSTAY INDEXED BOND FUND              GRADE BOND INDEX
                                                                 --------------------------         --------------------------
10/31/96                                                                   10000                              10000
                                                                           10837                              10884
                                                                           11787                              11906
                                                                           11696                              11964
                                                                           12545                              12835
                                                                           14231                              14710
                                                                           15074                              15556
                                                                           15672                              16333
                                                                           16458                              17264
                                                                           16592                              17479
10/31/06                                                                   17355                              18394

                                                          ONE      FIVE     TEN
BENCHMARK PERFORMANCE                                     YEAR    YEARS    YEARS
--------------------------------------------------------------------------------

Citigroup Broad Investment Grade Bond Index(1)            5.24%    4.57%   6.28%
Average Lipper general U.S. government fund(2)            3.76     3.12    5.09

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges as explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 3.00% and an annual 12b-1 fee of .25%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors/ Trustees. The Manager may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to this agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense. From inception (1/2/91) through 12/31/03, performance for Class A shares (first offered 1/2/04) includes the historical performance of Class I shares adjusted to reflect the applicable sales charge and fees and expenses for Class A shares.
1. The Citigroup Broad Investment Grade Bond Index--the BIG Index--is an unmanaged index that is considered representative of the U.S. investment-grade bond market. Results assume reinvestment of all income and capital gains. The BIG Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
2. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

 114   MainStay Indexed Bond Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY INDEXED BOND FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2006, to October 31, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2006, to October 31, 2006.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended October 31, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            5/1/06            10/31/06          PERIOD(1)           10/31/06           PERIOD(1)

CLASS A SHARES                        $1,000.00         $1,041.60            $4.22            $1,020.90             $4.18
---------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                        $1,000.00         $1,042.85            $2.21            $1,022.85             $2.19
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (0.82% for Class A and 0.43% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied 184 (to reflect the one-half year period). In the absence of waivers and/or reimbursements, expenses would have been higher.



                                                   www.mainstayfunds.com     115

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2006

(PORTFOLIO COMPOSITION PIE CHART)

U.S. Government & Federal Agencies                                                74.0
Corporate Bonds                                                                   19.1
Short-Term Investments (collateral from securities lending                        15.6
  is 13.3%)
Foreign Bonds                                                                      3.0
Asset-Backed Securities                                                            1.2
Yankee Bonds                                                                       1.2
Mortgage-Backed Security                                                           0.1
Futures Contracts                                                                 0.0*
Liabilities in Excess of Cash and Other Assets                                   (14.2)

* Less than one-tenth of a percent.

See Portfolio of Investments on page 119 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2006 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  United States Treasury Note, 4.875%, due 8/15/16
 2.  United States Treasury Note, 3.375%, due 2/15/08
 3.  United States Treasury Note, 4.375%, due
     11/15/08
 4.  Federal Home Loan Mortgage Corporation (Mortgage
     Pass-Through Security), 5.00%, due 10/1/36
 5.  Federal National Mortgage Association (Mortgage
     Pass-Through Security), 5.00%, due 4/1/36
 6.  Federal National Mortgage Association (Mortgage
     Pass-Through Security), 6.00%, due 7/1/36
 7.  United States Treasury Note, 4.25%, due 11/30/07
 8.  United States Treasury Note, 3.375%, due
     10/15/09
 9.  United States Treasury Note, 4.50%, due 2/15/09
10.  United States Treasury Note, 4.50%, due 2/28/11

 116   MainStay Indexed Bond Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Paul Cunningham and Donald Serek of New York Life Investment Management LLC

HOW DID MAINSTAY INDEXED BOND FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE 12 MONTHS ENDED OCTOBER 31, 2006?

Excluding all sales charges, MainStay Indexed Bond Fund returned 4.29% for Class A shares for the 12 months ended October 31, 2006. Over the same period, Class I shares returned 4.60%. Both share classes underperformed the 5.24% return of the Citigroup Broad Investment Grade Bond Index (BIG Index),(1) the Fund's broad-based securities-market index, for the 12-month reporting period. Since the Fund incurs expenses that an unmanaged index does not, there will be times when the Fund's performance will lag that of the Index. Both share classes outperformed the 3.76% return of the average Lipper(2) general U.S. government fund for the 12 months ended October 31, 2006.

WHAT MAJOR FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD?

During the 12-month reporting period, bond prices fluctuated in response to the changing outlook for the U.S. economy and inflation. As expected, when the economy appeared to be strengthening or when inflation appeared to be accelerating, interest rates rose and bond prices fell. (Interest rates and bond prices tend to move in opposite directions.) When the economic recovery appeared to be losing momentum or when inflation appeared to be decelerating, interest rates declined and bond prices rose.

Over the course of the reporting period, the yield curve reshaped several times. Early in 2006, short-term rates rose higher than long-term rates, resulting in an inverted yield curve. Later in the first quarter of 2006, the yield curve flattened out. For the last six months of the reporting period, the Treasury curve has remained relatively flat.

HOW DID YOU POSITION THE FUND DURING THE REPORTING PERIOD?

As always, the Fund sought to track the total-return performance of the BIG Index. Since the Fund does not hold every security in the Index, however, the Fund's performance will vary from that of the Index.

Our primary reasons for selling securities during the reporting period were to accommodate changes in credit opinions or to extend the Fund's maturity profile. The Fund sold Commonwealth Edison because of a change in credit opinion, and we switched holdings in Burlington Northern to extend the Fund's maturity.

Purchases were made during the reporting period to rebalance the Fund's exposures and maintain Index-weighted positions across sectors, industries, and issuers. Among the Fund's largest purchases in the corporate-bond sector were AIG, General Electric, and Viacom. The Fund also made substantial purchases in U.S. Treasurys and mortgage pass-through securities to rebalance its exposures.

HOW DID SECURITIES IN DIFFERENT RATING CATEGORIES PERFORM DURING THE REPORTING PERIOD?

In general, securities rated BBB had the highest absolute returns for the 12 months ended October 31, 2006.(3) A-rated securities had the next highest returns, followed by securities rated AAA and those rated AA.


Index funds generally seek to reflect the performance of an index or an allocation among indices, unlike other funds, whose objectives may, in some cases, involve seeking to outperform an index or other benchmark. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. Funds that invest in bonds are subject to credit, inflation, interest rate, and maturities risk and can lose principal value when interest rates rise. The Fund may experience a portfolio turnover rate of more than 100% and may generate taxable short-term capital gains.
1. See footnote on page 114 for more information on the Citigroup Broad Investment Grade Bond Index.
2. See footnote on page 114 for more information about Lipper Inc.
3. Debt rated AAA has the highest rating assigned by Standard & Poor's, and in the opinion of Standard & Poor's, the obligor's capacity to meet its financial commitment on the obligation is extremely strong. Debt rated AA by Standard & Poor's is deemed by Standard & Poor's to differ from the highest-rated issues only in small degree. In the opinion of Standard & Poor's, the obligor's capacity to meet its financial commitment on the obligation is very strong. Debt rated A by Standard & Poor's is deemed by Standard & Poor's to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. In the opinion of Standard & Poor's, however, the obligor's capacity to meet its financial commitment on the obligation is still strong. Debt rated BBB by Standard & Poor's is deemed by Standard & Poor's to exhibit adequate protection parameters. It is the opinion of Standard & Poor's, however, that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation than would be the case for debt in higher-rated categories. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

                                                   www.mainstayfunds.com     117

WHICH INDEX MARKET SECTORS WERE STRONG PERFORMERS DURING THE REPORTING PERIOD AND WHICH ONES WERE WEAK?

Treasurys, government-sponsored securities, mortgage-backed securities, asset-backed securities, and credit are the largest segments of the BIG Index. Mortgage-backed securities provided the best sector performance during the reporting period, followed by high-grade corporate bonds, which also had strong returns. The weakest sector was U.S. Treasury securities. The second-weakest sector was asset-backed securities.


The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ABOUT MAINSTAY INDEXED BOND FUND ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

 118   MainStay Indexed Bond Fund

PORTFOLIO OF INVESTMENTS+++ OCTOBER 31, 2006

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
LONG-TERM BONDS (98.6%)+
ASSET-BACKED SECURITIES (1.2%)
------------------------------------------------------------------------------
CREDIT CARDS (0.8%)
Bank One Issuance Trust
 Series 2002-3, Class A3
 3.59%, due 5/17/10                                 $ 1,000,000   $    985,416
Chase Issuance Trust
 Series 2005, Class A-10
 4.65%, due 12/17/12                                    500,000        494,882
MBNA Credit Card Master Note Trust
 Series 2005, Class A-6
 4.50%, due 1/15/13                                     500,000        492,490
 Series 2002-1, Class A6
 4.95%, due 6/15/09                                   1,000,000        999,478
                                                                  ------------
                                                                     2,972,266
                                                                  ------------
FINANCE--OTHER (0.4%)
Centex Home Equity
 Series 2004-B, Class AF4
 4.122%, due 1/25/32                                    500,000        487,370
Drive Auto Receivables Trust
 Series 2005-3, Class A4
 5.09%, due 6/17/13 (a)                                 250,000        249,193
Equity One ABS, Inc.
 Series 2003-4, Class AF6
 4.833%, due 10/25/34                                   250,000        247,169
Residential Asset Mortgage Products, Inc.
 Series 2003-RZ5, Class A7
 4.97%, due 9/25/33                                     250,000        245,994
Saxon Asset Securities Trust
 Series 2003-1, Class AF5
 4.955%, due 6/25/33                                     96,707         95,901
                                                                  ------------
                                                                     1,325,627
                                                                  ------------
TRANSPORTATION (0.0%)++
Continental Airlines, Inc.
 Series 1992-2, Class A1
 7.256%, due 3/15/20                                     65,999         69,973
                                                                  ------------
Total Asset-Backed Securities
 (Cost $4,397,230)                                                   4,367,866
                                                                  ------------

CORPORATE BONDS (19.1%)
------------------------------------------------------------------------------
BANKS (3.3%)
Bank of America Corp.
 4.75%, due 8/1/15                                  $   250,000   $    240,414
 5.25%, due 12/1/15                                     200,000        197,906
 5.375%, due 6/15/14                                    250,000        251,589

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
BANKS (CONTINUED)
 5.875%, due 2/15/09                                $   250,000   $    254,316
 7.40%, due 1/15/11                                     500,000        541,282
Bank of New York (The)
 3.80%, due 2/1/08                                      350,000        343,806
Bank One Corp.
 5.90%, due 11/15/11                                    250,000        256,568
BB&T Corp.
 5.20%, due 12/23/15                                    200,000        195,980
Branch Banking & Trust Co.
 4.875%, due 1/15/13                                    100,000         97,786
Capital One Bank
 4.25%, due 12/1/08                                     100,000         97,998
 5.125%, due 2/15/14                                    100,000         98,371
Citigroup, Inc.
 4.70%, due 5/29/15                                     300,000        288,106
 4.875%, due 5/7/15                                     350,000        338,006
 5.00%, due 3/6/07                                      250,000        249,652
 5.625%, due 8/27/12                                    100,000        101,791
 5.875%, due 2/22/33                                    500,000        503,630
Fifth Third Bank
 4.75%, due 2/1/15                                      250,000        239,553
Fleet National Bank
 5.75%, due 1/15/09                                     250,000        253,168
HSBC Bank USA N.A.
 3.875%, due 9/15/09                                    100,000         96,922
JPMorgan Chase & Co.
 4.875%, due 3/15/14                                    250,000        241,673
 5.15%, due 10/1/15                                     500,000        489,152
 5.75%, due 1/2/13                                      200,000        204,820
 6.75%, due 2/1/11                                      500,000        528,881
Key Bank N.A.
 5.00%, due 7/17/07                                     100,000         99,582
 5.80%, due 7/1/14                                      225,000        230,047
Marshall & Ilsley Bank
 5.00%, due 1/17/17                                     150,000        144,740
MBNA America Bank N.A.
 5.375%, due 1/15/08                                    300,000        300,094
Mellon Funding Corp.
 5.00%, due 12/1/14                                     250,000        244,256
Mercantile Bankshares Corp.
 Series B
 4.625%, due 4/15/13                                    100,000         96,155
National City Bank of Pennsylvania
 6.25%, due 3/15/11                                     250,000        260,096

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                    www.mainstayfunds.com    119

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
------------------------------------------------------------------------------
BANKS (CONTINUED)
Pemex Project Funding Master Trust
 6.625%, due 6/15/35                                $   250,000   $    252,250
 7.375%, due 12/15/14                                   350,000        384,125
PNC Bank N.A.
 5.25%, due 1/15/17                                      75,000         74,132
PNC Funding Corp.
 7.50%, due 11/1/09                                     100,000        106,133
Popular North America, Inc.
 4.70%, due 6/30/09                                     100,000         98,127
Sanwa Bank, Ltd.
 7.40%, due 6/15/11                                     100,000        108,042
SunTrust Banks, Inc.
 5.05%, due 7/1/07                                      250,000        249,549
 5.45%, due 12/1/17                                     100,000         99,939
U.S. Bank N.A.
 6.375%, due 8/1/11                                     250,000        262,587
UBS AG
 5.875%, due 7/15/16                                    125,000        128,801
Union Planters Corp.
 7.75%, due 3/1/11                                      100,000        109,559
Wachovia Bank N.A.
 4.85%, due 7/30/07                                     500,000        497,843
 4.875%, due 2/1/15                                     450,000        433,251
Wachovia Corp.
 5.25%, due 8/1/14                                      100,000         99,130
 6.25%, due 8/4/08                                      250,000        253,531
Washington Mutual Bank
 5.95%, due 5/20/13                                     350,000        357,845
Washington Mutual Financial Corp.
 6.875%, due 5/15/11                                    100,000        106,732
Washington Mutual, Inc.
 5.25%, due 9/15/17                                     175,000        168,673
Wells Fargo & Co.
 4.625%, due 8/9/10                                     350,000        344,791
Wells Fargo Bank N.A.
 5.75%, due 5/16/16                                     250,000        256,864
 6.45%, due 2/1/11                                      500,000        524,569
World Savings Bank FSB
 4.125%, due 12/15/09                                   100,000         97,190
Zions Bancorp.
 5.50%, due 11/16/15                                     75,000         74,247
                                                                  ------------
                                                                    12,574,250
                                                                  ------------
CONSUMER (1.3%)
Altria Group, Inc.
 7.65%, due 7/1/08                                      100,000        103,492
Anheuser-Busch Cos., Inc.
 5.95%, due 1/15/33                                     250,000        256,016
Archer-Daniels-Midland Co.
 8.125%, due 6/1/12                                     250,000        284,242

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CONSUMER (CONTINUED)
Avon Products, Inc.
 5.125%, due 1/15/11                                $    50,000   $     49,689
Bunge Limited Finance Corp.
 5.35%, due 4/15/14                                     100,000         96,613
Campbell Soup Co.
 4.875%, due 10/1/13                                    100,000         97,014
Clorox Co. (The)
 5.00%, due 1/15/15                                      50,000         48,814
Coca-Cola Enterprises, Inc.
 7.00%, due 10/1/26                                     100,000        114,055
 8.50%, due 2/1/22                                      252,000        323,104
ConAgra Foods, Inc.
 7.00%, due 10/1/28                                     100,000        108,625
 7.875%, due 9/15/10                                     67,000         72,893
Coors Brewing Co.
 6.375%, due 5/15/12                                     50,000         52,088
Corn Products International, Inc.
 8.25%, due 7/15/07                                      50,000         50,746
Fortune Brands, Inc.
 5.375%, due 1/15/16                                    100,000         94,741
 5.875%, due 1/15/36                                     25,000         22,843
General Mills, Inc.
 5.125%, due 2/15/07                                    100,000         99,897
 6.00%, due 2/15/12                                      65,000         66,873
H.J. Heinz Finance Co.
 6.625%, due 7/15/11                                    300,000        313,402
Hershey Co. (The)
 5.45%, due 9/1/16                                      100,000        101,052
Home Depot, Inc.
 5.40%, due 3/1/16                                      200,000        199,694
J.C. Penney Co., Inc.
 6.875%, due 10/15/15                                   150,000        158,874
 7.375%, due 8/15/08                                    151,000        155,662
Kellogg Co.
 Series B
 6.60%, due 4/1/11                                      200,000        210,899
Kraft Foods, Inc.
 5.25%, due 10/1/13                                     100,000         99,153
 6.25%, due 6/1/12                                      250,000        260,491
Limited Brands, Inc.
 6.125%, due 12/1/12                                     75,000         76,066
Mohawk Industries, Inc.
 6.125%, due 1/15/16                                    100,000         99,538
Newell Rubbermaid, Inc.
 6.75%, due 3/15/12                                      50,000         52,908
Park Place Entertainment Corp.
 7.50%, due 9/1/09                                      125,000        129,665
Pepsi Bottling Holdings, Inc.
 5.625%, due 2/17/09 (a)                                250,000        252,737

 120   MainStay Indexed Bond Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
------------------------------------------------------------------------------
CONSUMER (CONTINUED)
Procter & Gamble Co. (The)
 5.80%, due 8/15/34                                 $    75,000   $     78,397
 6.875%, due 9/15/09                                    250,000        261,845
Sara Lee Corp.
 6.25%, due 9/15/11                                     150,000        151,975
Sysco Corp.
 5.375%, due 9/21/35                                    100,000         96,237
Tyson Foods, Inc.
 6.85%, due 4/1/16                                       50,000         51,433
Unilever Capital Corp.
 5.90%, due 11/15/32                                    100,000        101,738
Wm. Wrigley Jr. Co.
 4.65%, due 7/15/15                                      50,000         47,721
                                                                  ------------
                                                                     4,841,232
                                                                  ------------
ELECTRIC (1.4%)
Alabama Power Co.
 Series FF
 5.20%, due 1/15/16                                      50,000         49,535
American Electric Power Co., Inc.
 Series C
 5.375%, due 3/15/10                                    200,000        200,455
Appalachian Power Co.
 Series H
 5.95%, due 5/15/33                                     100,000         97,143
Arizona Public Service Co.
 6.375%, due 10/15/11                                   100,000        103,228
CenterPoint Energy Houston Electric LLC
 Series K2
 6.95%, due 3/15/33                                     100,000        111,776
Dominion Resources, Inc.
 5.00%, due 3/15/13                                     100,000         97,192
 5.15%, due 7/15/15                                     100,000         97,006
 Series B
 6.25%, due 6/30/12                                     150,000        155,703
DTE Energy Co.
 7.05%, due 6/1/11                                      100,000        106,159
Duke Energy Corp.
 6.45%, due 10/15/32                                    250,000        270,239
Exelon Corp.
 6.75%, due 5/1/11                                      200,000        209,771
FirstEnergy Corp.
 Series B
 6.45%, due 11/15/11                                    250,000        261,563
 Series C
 7.375%, due 11/15/31                                    50,000         58,486
FPL Group Capital, Inc.
 7.375%, due 6/1/09                                     250,000        262,810
Kansas City Power & Light Co.
 6.50%, due 11/15/11                                     50,000         52,354

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
ELECTRIC (CONTINUED)
MidAmerican Energy Holdings Co.
 5.875%, due 10/1/12                                $   100,000   $    102,330
 6.125%, due 4/1/36                                     250,000        257,084
MidAmerican Funding LLC
 6.75%, due 3/1/11                                      100,000        105,586
Niagara Mohawk Power Corp.
 7.75%, due 10/1/08                                      50,000         52,133
Pacific Gas & Electric Co.
 6.05%, due 3/1/34                                      250,000        255,376
Peco Energy Co.
 5.95%, due 10/1/36                                     100,000        102,834
Pepco Holdings, Inc.
 6.45%, due 8/15/12                                     100,000        103,949
 7.45%, due 8/15/32                                     100,000        114,271
Progress Energy, Inc.
 5.625%, due 1/15/16                                     50,000         50,127
 6.85%, due 4/15/12                                     400,000        428,260
PSE&G Power LLC
 7.75%, due 4/15/11                                     100,000        108,697
PSI Energy, Inc.
 5.00%, due 9/15/13                                     100,000         96,844
Public Service Electric & Gas Co.
 Series D
 5.25%, due 7/1/35                                       50,000         46,045
 6.375%, due 5/1/08                                     250,000        253,643
Puget Sound Energy, Inc.
 6.274%, due 3/15/37                                    100,000        103,229
San Diego Gas & Electric Co.
 5.35%, due 5/15/35                                      25,000         23,875
SCANA Corp.
 6.25%, due 2/1/12                                      100,000        104,021
Sempra Energy
 6.00%, due 2/1/13                                      100,000        102,560
Southern California Edison Co.
 5.00%, due 1/15/14                                     100,000         97,935
 6.00%, due 1/15/34                                     100,000        103,548
Southern Power Co.
 Series B
 6.25%, due 7/15/12                                     100,000        103,924
TXU Electric Delivery Co.
 6.375%, due 5/1/12                                     100,000        103,775
 7.00%, due 9/1/22                                      100,000        109,042
Union Electric Co.
 4.65%, due 10/1/13                                     100,000         95,229
 5.40%, due 2/1/16                                      100,000         97,522
Virginia Electric and Power Co.
 6.00%, due 1/15/36                                     100,000        100,817
Wisconsin Energy Corp.
 6.50%, due 4/1/11                                      100,000        104,507
                                                                  ------------
                                                                     5,460,583
                                                                  ------------

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                    www.mainstayfunds.com    121

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
------------------------------------------------------------------------------
ENERGY (1.0%)
Amerada Hess Corp.
 7.30%, due 8/15/31                                 $   100,000   $    113,406
Amoco Co.
 6.50%, due 8/1/07                                      250,000        251,735
Anadarko Finance Co.
 6.75%, due 5/1/11                                      100,000        105,364
Atmos Energy Corp.
 4.00%, due 10/15/09                                    100,000         95,906
Burlington Resources, Inc.
 7.375%, due 3/1/29                                     104,000        125,836
ConocoPhillips
 5.90%, due 10/15/32                                    250,000        257,755
Consolidated Edison Co. of New York, Inc.
 5.625%, due 7/1/12                                     100,000        101,622
 6.20%, due 6/15/36                                     100,000        105,767
Constellation Energy Group, Inc.
 6.125%, due 9/1/09                                     100,000        102,205
Consumers Energy Co.
 Series B
 5.375%, due 4/15/13                                    100,000         99,176
Cooper Industries, Inc.
 5.25%, due 11/15/12                                     50,000         49,817
Devon Financing Corp. LLC
 6.875%, due 9/30/11                                    400,000        426,357
Enterprise Products Operating, L.P.
 6.875%, due 3/1/33                                     200,000        210,414
Florida Power & Light Co.
 5.95%, due 10/1/33                                     100,000        104,260
Halliburton Co.
 5.50%, due 10/15/10                                    100,000        100,695
Kinder Morgan Energy Partners, L.P.
 5.80%, due 3/15/35                                     250,000        229,855
 6.75%, due 3/15/11                                     200,000        209,019
 7.125%, due 3/15/12                                    150,000        159,447
Kinder Morgan, Inc.
 5.15%, due 3/1/15                                      100,000         90,457
Marathon Oil Corp.
 6.80%, due 3/15/32                                     100,000        111,897
Northern States Power Co.
 6.875%, due 8/1/09                                     100,000        104,035
Occidental Petroleum Corp.
 7.20%, due 4/1/28                                      100,000        116,898
PPL Energy Supply LLC
 5.40%, due 8/15/14                                     100,000         98,384
Texaco Capital, Inc.
 9.75%, due 3/15/20                                     176,000        246,854

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
ENERGY (CONTINUED)
Valero Energy Corp.
 7.50%, due 4/15/32                                 $   100,000   $    116,530
XTO Energy, Inc.
 4.90%, due 2/1/14                                       75,000         71,654
                                                                  ------------
                                                                     3,805,345
                                                                  ------------
FINANCE--OTHER (2.9%)
American Express Travel Related Services Co., Inc.
 Series E
 3.625%, due 2/20/09                                    250,000        241,568
Archstone-Smith Operating Trust
 5.25%, due 5/1/15                                      100,000         98,224
AvalonBay Communities, Inc.
 4.95%, due 3/15/13                                     100,000         97,446
Barrick Gold Finance Co.
 4.875%, due 11/15/14                                    50,000         47,393
Bear Stearns Cos., Inc. (The)
 5.70%, due 11/15/14                                    250,000        254,627
Boston Properties, Inc.
 6.25%, due 1/15/13                                     100,000        104,057
Brandywine Operating Partnership, L.P.
 4.50%, due 11/1/09                                     125,000        121,792
BRE Properties, Inc.
 5.75%, due 9/1/09                                      100,000        100,925
Camden Property Trust
 4.375%, due 1/15/10                                    100,000         97,468
Capital One Financial Corp.
 5.25%, due 2/21/17                                     100,000         96,409
 6.15%, due 9/1/16                                       75,000         77,182
CarrAmerica Realty Corp.
 3.625%, due 4/1/09                                      50,000         48,009
Chelsea Property Group, Inc.
 6.00%, due 1/15/13                                     100,000        102,975
Colonial Realty, L.P.
 4.80%, due 4/1/11                                       50,000         48,167
Countrywide Financial Corp.
 6.25%, due 5/15/16                                     100,000        101,859
Countrywide Home Loans, Inc.
 3.25%, due 5/21/08                                     250,000        242,704
 5.625%, due 5/15/07                                    100,000        100,096
Credit Suisse First Boston USA, Inc.
 3.875%, due 1/15/09                                    125,000        121,796
 4.875%, due 1/15/15                                    350,000        338,275
 5.125%, due 1/15/14                                    100,000         98,664
 5.25%, due 3/2/11                                      100,000        100,248
 6.50%, due 1/15/12                                     250,000        263,939
D.R. Horton, Inc.
 4.875%, due 1/15/10                                    100,000         97,702
Deutsche Bank Financial, Inc.
 7.50%, due 4/25/09                                     125,000        131,354

 122   MainStay Indexed Bond Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
------------------------------------------------------------------------------
FINANCE--OTHER (CONTINUED)
Developers Diversified Realty Corp.
 3.875%, due 1/30/09                                $   100,000   $     96,784
 5.00%, due 5/3/10                                       50,000         49,371
EOP Operating, L.P.
 4.75%, due 3/15/14                                     100,000         95,193
 7.75%, due 11/15/07                                    425,000        434,389
 5.375%, due 8/1/16                                      50,000         49,472
 6.95%, due 3/2/11                                      100,000        106,393
Golden West Financial Corp.
 4.75%, due 10/1/12                                     100,000         97,596
Goldman Sachs Group, Inc. (The)
 4.75%, due 7/15/13                                     250,000        241,323
 5.15%, due 1/15/14                                     625,000        614,938
 5.35%, due 1/15/16                                     250,000        246,968
 5.70%, due 9/1/12                                      450,000        458,472
 6.45%, due 5/1/36                                      100,000        105,116
Goldman Sachs Group, L.P.
 5.00%, due 10/1/14                                     100,000         97,176
Hospitality Properties Trust
 5.125%, due 2/15/15                                     50,000         47,682
Kimco Realty Corp.
 5.783%, due 3/15/16                                     50,000         50,613
Lehman Brothers Holdings, Inc.
 5.50%, due 4/4/16                                      200,000        200,178
 6.625%, due 1/18/12                                    150,000        159,379
 7.00%, due 2/1/08                                      250,000        254,584
Liberty Property, L.P.
 5.125%, due 3/2/15                                     100,000         96,379
 8.50%, due 8/1/10                                      100,000        109,819
Mack-Cali Realty, L.P.
 5.05%, due 4/15/10                                     201,000        198,232
Merrill Lynch & Co., Inc.
 Series C
 5.00%, due 1/15/15                                     150,000        146,540
 Series B
 5.30%, due 9/30/15                                     250,000        247,715
 5.77%, due 7/25/11                                     200,000        204,682
 6.00%, due 2/17/09                                     250,000        254,165
Morgan Stanley
 3.625%, due 4/1/08                                     250,000        244,236
 4.75%, due 4/1/14                                      100,000         95,681
 5.375%, due 10/15/15                                   275,000        273,038
 5.625%, due 1/9/12                                     350,000        355,576
 6.60%, due 4/1/12                                      175,000        185,332
 6.75%, due 10/15/13                                    175,000        187,926

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
FINANCE--OTHER (CONTINUED)
National Rural Utilities Cooperative Finance Corp.
 5.75%, due 8/28/09                                 $   250,000   $    253,926
 Series C
 7.25%, due 3/1/12                                       50,000         54,668
 8.00%, due 3/1/32                                       75,000         97,356
Pricoa Global Funding I
 4.20%, due 1/15/10 (a)                                 100,000         96,859
 4.625%, due 6/25/12 (a)                                100,000         96,608
Principal Life Income Funding Trust
 5.20%, due 11/15/10                                     50,000         50,044
ProLogis
 5.625%, due 11/15/15                                    50,000         50,044
Regency Centers, L.P.
 5.25%, due 8/1/15                                      100,000         97,530
Residential Capital Corp.
 6.125%, due 11/21/08                                   350,000        351,943
 6.375%, due 6/30/10                                    125,000        126,861
Security Capital Group
 7.95%, due 5/15/08                                     100,000        102,899
Simon Property Group, L.P.
 3.75%, due 1/30/09                                      50,000         48,384
 5.375%, due 8/28/08                                    100,000         99,829
SLM Corp.
 5.625%, due 8/1/33                                     250,000        241,351
Synovus Financial Corp.
 4.875%, due 2/15/13                                     50,000         48,954
                                                                  ------------
                                                                    10,955,083
                                                                  ------------
GAS (0.1%)
AGL Capital Corp.
 4.45%, due 4/15/13                                     100,000         93,763
Anadarko Petroleum Corp.
 6.45%, due 9/15/36                                     100,000        103,652
KeySpan Corp.
 4.65%, due 4/1/13                                      100,000         95,413
NiSource Finance Corp.
 6.15%, due 3/1/13                                      100,000        102,212
ONEOK, Inc.
 5.51%, due 2/16/08                                     100,000        100,077
                                                                  ------------
                                                                       495,117
                                                                  ------------
INDEPENDENT (1.5%)
American General Finance Corp.
 Series H
 4.00%, due 3/15/11                                     250,000        237,000
 Series I
 5.40%, due 12/1/15                                     250,000        248,233
Ameriprise Financial, Inc.
 5.35%, due 11/15/10                                    100,000        100,485

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                    www.mainstayfunds.com    123

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
------------------------------------------------------------------------------
INDEPENDENT (CONTINUED)
CIT Group, Inc.
 5.75%, due 9/25/07                                 $   250,000   $    250,533
 7.75%, due 4/2/12                                      250,000        277,154
CitiFinancial Credit Co.
 8.70%, due 6/15/10                                     227,000        252,883
General Electric Capital Corp.
 4.875%, due 10/21/10                                   200,000        198,490
 5.00%, due 1/8/16                                      375,000        367,577
 6.00%, due 6/15/12                                   1,125,000      1,170,222
 Series A
 6.75%, due 3/15/32                                     500,000        577,339
HSBC Finance Corp.
 5.00%, due 6/30/15                                     250,000        242,814
 5.50%, due 1/19/16                                     500,000        502,433
 5.75%, due 1/30/07                                     250,000        250,222
 6.375%, due 10/15/11                                   550,000        577,118
 6.40%, due 6/17/08                                     250,000        254,679
International Lease Finance Corp.
 Series O
 4.375%, due 11/1/09                                    250,000        244,348
Toll Brothers Finance Corp.
 5.15%, due 5/15/15                                      50,000         45,447
                                                                  ------------
                                                                     5,796,977
                                                                  ------------
INSURANCE (1.0%)
Aetna, Inc.
 6.00%, due 6/15/16 (b)                                  75,000         77,561
 7.875%, due 3/1/11                                     100,000        109,657
AIG SunAmerica Global Financing VI
 6.30%, due 5/10/11 (a)                                 250,000        261,348
Allstate Corp. (The)
 5.00%, due 8/15/14                                     275,000        268,699
 5.95%, due 4/1/36                                       50,000         51,031
 7.20%, due 12/1/09                                     100,000        105,901
American International Group, Inc.
 4.70%, due 10/1/10                                     100,000         98,587
 6.25%, due 5/1/36                                       50,000         53,494
Aon Corp.
 7.375%, due 12/14/12                                   100,000        109,678
Assurant, Inc.
 5.625%, due 2/15/14                                    100,000        100,320
Berkshire Hathaway Finance Corp.
 4.85%, due 1/15/15                                     400,000        388,587
Chubb Corp.
 5.20%, due 4/1/13                                      100,000         99,514
CIGNA Corp.
 7.00%, due 1/15/11                                     125,000        132,161

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
INSURANCE (CONTINUED)
Genworth Financial, Inc.
 Class A
 4.95%, due 10/1/15                                 $    75,000   $     72,677
 5.75%, due 6/15/14                                      50,000         51,230
Hartford Financial Services
 Group, Inc. (The)
 5.55%, due 8/16/08                                     100,000        100,540
 7.90%, due 6/15/10                                     100,000        107,971
Lincoln National Corp.
 4.75%, due 2/15/14                                     150,000        142,893
Marsh & McLennan Cos., Inc.
 5.375%, due 7/15/14                                    100,000         94,875
MetLife, Inc.
 5.00%, due 11/24/13                                     50,000         48,786
 5.00%, due 6/15/15                                     225,000        218,211
 5.70%, due 6/15/35                                     100,000         98,679
 6.125%, due 12/1/11                                    100,000        103,936
Nationwide Financial Services, Inc.
 5.10%, due 10/1/15                                      25,000         24,031
Progressive Corp. (The)
 6.25%, due 12/1/32                                      50,000         53,850
Protective Life Corp.
 4.875%, due 11/1/14                                    100,000         96,249
Prudential Financial, Inc.
 Series B
 5.10%, due 9/20/14                                     100,000         97,936
SAFECO Corp.
 4.20%, due 2/1/08                                      100,000         98,499
Travelers Property Casualty Corp.
 5.00%, due 3/15/13                                     100,000         97,981
UnitedHealth Group, Inc.
 5.00%, due 8/15/14                                     100,000         97,454
 5.375%, due 3/15/16                                    100,000         99,666
WellPoint, Inc.
 5.95%, due 12/15/34                                    150,000        149,177
                                                                  ------------
                                                                     3,711,179
                                                                  ------------
MANUFACTURING (2.2%)
Alcoa, Inc.
 6.00%, due 1/15/12                                     250,000        258,117
American Standard, Inc.
 7.375%, due 2/1/08                                      50,000         50,829
Black & Decker Corp.
 4.75%, due 11/1/14                                      50,000         46,801
Boeing Co. (The)
 6.125%, due 2/15/33                                    250,000        273,033
Bottling Group LLC
 5.50%, due 4/1/16                                      100,000        100,798
Caterpillar, Inc.
 5.30%, due 9/15/35                                     313,000        299,184

 124   MainStay Indexed Bond Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
------------------------------------------------------------------------------
MANUFACTURING (CONTINUED)
Centex Corp.
 6.50%, due 5/1/16                                  $    50,000   $     51,244
 7.50%, due 1/15/12                                     100,000        107,313
Computer Sciences Corp.
 5.00%, due 2/15/13                                     100,000         95,885
CRH America, Inc.
 5.30%, due 10/15/13                                    100,000         97,455
 6.00%, due 9/30/16                                     100,000        100,730
DaimlerChrysler NA Holding Corp.
 4.05%, due 6/4/08                                      250,000        244,447
 4.875%, due 6/15/10                                    100,000         97,634
 8.50%, due 1/18/31                                     300,000        360,496
Deere & Co.
 6.95%, due 4/25/14                                      50,000         55,024
Dover Corp.
 5.375%, due 10/15/35                                    50,000         48,257
Dow Chemical Co. (The)
 6.00%, due 10/1/12                                     200,000        206,998
 8.55%, due 10/15/09                                     50,000         54,503
E.I. du Pont de Nemours & Co.
 4.75%, due 11/15/12                                    250,000        242,958
Eastman Chemical Co.
 7.25%, due 1/15/24                                     100,000        105,868
Electronic Data Systems Corp.
 Series B
 6.50%, due 8/1/13                                      100,000        101,662
Emerson Electric Co.
 7.125%, due 8/15/10                                    250,000        266,941
First Data Corp.
 4.70%, due 8/1/13                                      100,000         96,174
General Dynamics Corp.
 4.25%, due 5/15/13                                     100,000         94,919
Goodrich Corp.
 7.00%, due 4/15/38                                      50,000         54,254
Hewlett-Packard Co.
 3.625%, due 3/15/08                                    250,000        244,134
Honeywell International, Inc.
 5.40%, due 3/15/16                                      50,000         50,362
 7.50%, due 3/1/10                                      100,000        107,145
ICI Wilmington, Inc.
 4.375%, due 12/1/08                                    100,000         97,839
International Business Machines Corp.
 4.25%, due 9/15/09                                     150,000        146,924
 6.50%, due 1/15/28                                     100,000        110,416
 7.50%, due 6/15/13                                     100,000        112,499
International Paper Co.
 5.25%, due 4/1/16                                      100,000         95,560
 5.85%, due 10/30/12                                    100,000        102,740

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
MANUFACTURING (CONTINUED)
John Deere Capital Corp.
 7.00%, due 3/15/12                                 $   250,000   $    270,107
Johnson Controls, Inc.
 5.50%, due 1/15/16                                      50,000         49,077
 6.00%, due 1/15/36                                      50,000         48,719
Lennar Corp.
 Series B
 5.125%, due 10/1/10                                    100,000         97,908
 Series B
 5.60%, due 5/31/15                                      50,000         48,096
Litton Industries, Inc.
 8.00%, due 10/15/09                                    100,000        107,376
Lockheed Martin Corp.
 6.15%, due 9/1/36 (a)                                   50,000         53,129
 7.65%, due 5/1/16                                      250,000        290,649
Lubrizol Corp.
 5.50%, due 10/1/14                                     100,000         97,942
Masco Corp.
 4.80%, due 6/15/15                                     200,000        183,199
MDC Holdings, Inc.
 5.375%, due 7/1/15                                      50,000         46,221
MeadWestvaco Corp.
 6.85%, due 4/1/12                                      100,000        104,661
Medtronic, Inc.
 Series B
 4.75%, due 9/15/15                                      50,000         47,663
Monsanto Co.
 7.375%, due 8/15/12                                    100,000        109,874
Motorola, Inc.
 7.50%, due 5/15/25                                     100,000        116,639
Newmont Mining Corp.
 8.625%, due 5/15/11                                     50,000         56,255
Northrop Grumman Corp.
 7.125%, due 2/15/11                                    100,000        107,084
 7.75%, due 2/15/31                                      50,000         62,709
 7.875%, due 3/1/26                                     100,000        124,230
Praxair, Inc.
 3.95%, due 6/1/13                                      100,000         92,734
Pulte Homes, Inc.
 7.875%, due 8/1/11                                     100,000        108,378
Raytheon Co.
 5.50%, due 11/15/12                                    100,000        101,036
 6.40%, due 12/15/18                                    350,000        376,086
Rohm & Haas Co.
 7.85%, due 7/15/29                                     100,000        122,762
Textron Financial Corp.
 4.125%, due 3/3/08                                     125,000        123,001
Toyota Motor Credit Corp.
 4.25%, due 3/15/10                                     100,000         97,371

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                    www.mainstayfunds.com    125

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
------------------------------------------------------------------------------
MANUFACTURING (CONTINUED)
United Technologies Corp.
 5.40%, due 5/1/35                                  $   100,000   $     98,286
 6.35%, due 3/1/11                                      250,000        261,287
Weyerhaeuser Co.
 6.75%, due 3/15/12                                     200,000        209,432
 7.375%, due 3/15/32                                    100,000        105,065
                                                                  ------------
                                                                     8,296,119
                                                                  ------------
SERVICE (2.8%)
Abbott Laboratories
 5.875%, due 5/15/16                                    200,000        207,908
Allergan, Inc.
 5.75%, due 4/1/16 (a)                                   50,000         50,723
Amgen, Inc.
 4.85%, due 11/18/14                                    100,000         97,209
Baxter International, Inc.
 4.625%, due 3/15/15                                     50,000         47,255
Belo Corp.
 8.00%, due 11/1/08                                     100,000        104,375
Boston Scientific Corp.
 6.25%, due 11/15/15                                     50,000         50,238
Bristol-Myers Squibb Co.
 5.75%, due 10/1/11                                     250,000        255,012
 7.15%, due 6/15/23                                      50,000         57,191
Cardinal Health, Inc.
 5.85%, due 12/15/17                                    100,000        100,236
 6.25%, due 7/15/08                                     100,000        101,248
Cisco Systems, Inc.
 5.50%, due 2/22/16                                     225,000        227,593
Clear Channel Communications, Inc.
 5.50%, due 9/15/14                                     100,000         84,726
 6.00%, due 11/1/06                                     200,000        200,000
 6.875%, due 6/15/18                                    100,000         87,418
Comcast Cable Communications Holdings, Inc.
 8.375%, due 3/15/13                                    250,000        285,578
Comcast Cable Communications, Inc.
 7.125%, due 6/15/13                                    400,000        432,208
Comcast Corp.
 4.95%, due 6/15/16                                     100,000         93,739
 5.65%, due 6/15/35                                     200,000        183,587
 6.45%, due 3/15/37                                     250,000        253,323
Cox Communications, Inc.
 3.875%, due 10/1/08                                     40,000         38,815
 5.45%, due 12/15/14                                    100,000         97,689
 7.125%, due 10/1/12                                    200,000        213,792
CVS Corp.
 4.875%, due 9/15/14                                     50,000         47,697
Eli Lilly & Co.
 4.50%, due 3/15/18                                     100,000         92,569

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
SERVICE (CONTINUED)
Federated Department Stores, Inc.
 6.625%, due 9/1/08                                 $   100,000   $    101,841
FedEx Corp.
 2.65%, due 4/1/07                                       50,000         49,427
Gannett Co., Inc.
 5.75%, due 6/1/11                                      100,000        100,914
Genentech, Inc.
 4.75%, due 7/15/15                                     100,000         96,198
GlaxoSmithKline Capital, Inc.
 4.375%, due 4/15/14                                    100,000         94,874
Harrah's Operating Co., Inc.
 5.375%, due 12/15/13                                   100,000         86,082
 5.625%, due 6/1/15                                      50,000         42,148
Hillenbrand Industries, Inc.
 4.50%, due 6/15/09                                     130,000        127,529
Historic TW, Inc.
 6.625%, due 5/15/29                                    250,000        254,257
IAC/InterActiveCorp.
 7.00%, due 1/15/13                                     100,000        102,986
Johnson & Johnson
 6.95%, due 9/1/29                                      100,000        121,086
Kroger Co. (The)
 5.50%, due 2/1/13                                      250,000        247,281
Lowe's Cos., Inc.
 6.875%, due 2/15/28                                    100,000        113,660
Marriott International, Inc.
 4.625%, due 6/15/12                                     50,000         47,531
May Department Stores Co. (The)
 5.95%, due 11/1/08                                      50,000         50,373
 6.65%, due 7/15/24                                      50,000         49,890
 6.70%, due 9/15/28                                     100,000         98,636
McKesson Corp.
 7.75%, due 2/1/12                                       50,000         54,904
Merck & Co., Inc.
 4.75%, due 3/1/15                                      250,000        239,415
News America, Inc.
 5.30%, due 12/15/14                                    300,000        295,881
 7.25%, due 5/18/18                                     100,000        110,523
Oracle Corp.
 5.00%, due 1/15/11                                     200,000        198,641
 5.25%, due 1/15/16                                      50,000         49,315
Pfizer, Inc.
 4.65%, due 3/1/18                                      300,000        284,265
Quest Diagnostics, Inc.
 5.125%, due 11/1/10                                     50,000         49,441
 7.50%, due 7/12/11                                      50,000         54,016
R.R. Donnelley & Sons Co.
 5.50%, due 5/15/15                                     100,000         92,171
Republic Services, Inc.
 6.75%, due 8/15/11                                      50,000         52,764

 126   MainStay Indexed Bond Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
------------------------------------------------------------------------------
SERVICE (CONTINUED)
Safeway, Inc.
 5.80%, due 8/15/12                                 $   200,000   $    201,242
Schering-Plough Corp.
 6.75%, due 12/1/33                                     100,000        111,416
Science Applications International Corp.
 6.25%, due 7/1/12                                      100,000        103,172
Target Corp.
 5.875%, due 3/1/12                                     250,000        258,096
Teva Pharmaceutical Finance LLC
 6.15%, due 2/1/36                                       50,000         48,932
Time Warner, Inc.
 6.75%, due 4/15/11                                     250,000        262,198
 6.875%, due 5/1/12                                     125,000        132,703
 7.625%, due 4/15/31                                    150,000        169,120
Viacom, Inc.
 5.50%, due 5/15/33                                     100,000         85,453
 5.625%, due 8/15/12                                    350,000        347,614
 6.875%, due 4/30/36                                    250,000        251,735
Wal-Mart Stores, Inc.
 4.75%, due 8/15/10                                     150,000        148,500
 5.25%, due 9/1/35                                      250,000        235,156
 6.875%, due 8/10/09                                    250,000        261,599
Walt Disney Co. (The)
 Series B
 5.875%, due 12/15/17                                   125,000        128,707
 6.375%, due 3/1/12                                     250,000        263,336
Waste Management, Inc.
 5.00%, due 3/15/14                                      50,000         48,349
 7.125%, due 12/15/17                                   100,000        110,997
WellPoint, Inc.
 6.80%, due 8/1/12                                      100,000        106,837
Wyeth
 5.50%, due 3/15/13                                     250,000        251,700
 5.50%, due 2/1/14                                       50,000         50,299
 6.00%, due 2/15/36                                      50,000         51,396
 6.45%, due 2/1/24                                      100,000        107,468
Yum! Brands, Inc.
 8.875%, due 4/15/11                                    100,000        113,116
                                                                  ------------
                                                                    10,525,319
                                                                  ------------
TELECOM (1.2%)
ALLTEL Corp.
 7.00%, due 7/1/12                                      250,000        264,053
BellSouth Corp.
 5.20%, due 9/15/14                                     100,000         97,426
 6.00%, due 11/15/34                                    100,000         96,838
 6.875%, due 10/15/31                                   250,000        267,622

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
TELECOM (CONTINUED)
CenturyTel, Inc.
 Series F
 6.30%, due 1/15/08                                 $   100,000   $    100,910
 Series H
 8.375%, due 10/15/10                                   100,000        108,904
Cingular Wireless LLC
 6.50%, due 12/15/11                                    100,000        105,044
Embarq Corp.
 7.995%, due 6/1/36                                     100,000        106,340
Harris Corp.
 5.00%, due 10/1/15                                      50,000         47,211
New Cingular Wireless Services, Inc.
 8.125%, due 5/1/12                                     100,000        112,868
 8.75%, due 3/1/31                                      100,000        131,035
SBC Communications, Inc.
 5.10%, due 9/15/14                                     700,000        681,918
 5.875%, due 2/1/12                                     100,000        102,144
 6.15%, due 9/15/34                                     250,000        249,977
Sprint Capital Corp.
 6.875%, due 11/15/28                                   300,000        307,388
 7.625%, due 1/30/11                                    100,000        107,781
 8.375%, due 3/15/12                                    500,000        562,318
 8.75%, due 3/15/32                                     100,000        123,546
Verizon Global Funding Corp.
 5.85%, due 9/15/35                                     200,000        191,924
 6.125%, due 6/15/07                                    250,000        251,147
 7.75%, due 12/1/30                                     350,000        409,043
Verizon Pennsylvania, Inc.
 Series A
 5.65%, due 11/15/11                                    250,000        251,536
                                                                  ------------
                                                                     4,676,973
                                                                  ------------
TRANSPORTATION (0.4%)
Burlington Northern Santa Fe Corp.
 6.20%, due 8/15/36                                      50,000         52,595
 6.75%, due 7/15/11                                     100,000        106,166
 7.125%, due 12/15/10                                   100,000        106,929
CSX Corp.
 6.30%, due 3/15/12                                     100,000        104,314
CSX Transportation, Inc.
 7.875%, due 5/15/43                                    100,000        126,032
Norfolk Southern Corp.
 6.00%, due 4/30/08                                     100,000        100,920
 7.05%, due 5/1/37                                      100,000        117,459
 7.25%, due 2/15/31                                     100,000        119,002
TTX Co.
 5.00%, due 4/1/12 (a)                                  100,000         98,301

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                    www.mainstayfunds.com    127

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
------------------------------------------------------------------------------
TRANSPORTATION (CONTINUED)
Union Pacific Corp.
 5.375%, due 5/1/14                                 $   250,000   $    249,847
 6.125%, due 1/15/12                                    100,000        103,642
 6.65%, due 1/15/11                                     100,000        105,076
 7.00%, due 2/1/16                                       50,000         55,334
                                                                  ------------
                                                                     1,445,617
                                                                  ------------
Total Corporate Bonds
 (Cost $72,719,303)                                                 72,583,794
                                                                  ------------

FOREIGN BONDS (3.0%)
------------------------------------------------------------------------------
BANKS (0.5%)
Abbey National PLC
 7.95%, due 10/26/29                                    100,000        126,803
Bank of Tokyo-Mitsubishi, Ltd. (The)
 8.40%, due 4/15/10                                     100,000        109,693
HSBC Holdings PLC
 7.50%, due 7/15/09                                     250,000        265,133
International Bank of Reconstruction & Development
 (zero coupon), due 3/11/31                             504,000        141,598
Korea Development Bank
 4.25%, due 11/13/07                                    100,000         98,886
Kreditanstalt fuer Wiederaufbau
 3.375%, due 1/23/08                                    550,000        537,485
Landwirtschaftliche Rentenbank
 Series 5
 3.25%, due 6/16/08                                     250,000        243,171
Royal Bank of Scotland Group PLC
 5.00%, due 11/12/13                                    100,000         98,076
 5.05%, due 1/8/15                                      100,000         97,770
UFJ Finance Aruba AEC
 6.75%, due 7/15/13                                     100,000        107,140
                                                                  ------------
                                                                     1,825,755
                                                                  ------------
CONSUMER (0.1%)
Diageo Capital PLC
 3.375%, due 3/20/08                                    250,000        243,718
 5.875%, due 9/30/36                                    150,000        147,859
                                                                  ------------
                                                                       391,577
                                                                  ------------
ELECTRIC (0.0%)++
Scottish Power PLC
 5.375%, due 3/15/15                                    100,000         98,192
                                                                  ------------

ENERGY (0.0%)++
Transocean, Inc.
 7.375%, due 4/15/18                                    100,000        111,146
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
FOREIGN SOVEREIGN (1.1%)
Canadian Government
 5.25%, due 11/5/08                                 $   500,000   $    504,091
Malaysian Government
 7.50%, due 7/15/11                                     100,000        109,175
Republic of Chile
 5.50%, due 1/15/13                                     100,000        101,110
Republic of Finland
 4.75%, due 3/6/07                                      250,000        249,349
Republic of Italy
 5.625%, due 6/15/12                                    750,000        773,477
Republic of Korea
 8.875%, due 4/15/08                                    250,000        264,106
Republic of Poland
 5.25%, due 1/15/14                                     100,000        100,134
Republic of South Africa
 7.375%, due 4/25/12                                    100,000        108,250
United Mexican States
 Series A
 5.875%, due 1/15/14                                    750,000        768,750
 6.375%, due 1/16/13                                    550,000        578,050
 6.75%, due 9/27/34 (b)                                 150,000        161,625
 7.50%, due 1/14/12                                     250,000        274,625
                                                                  ------------
                                                                     3,992,742
                                                                  ------------
GAS (0.0%)++
Weatherford International, Inc.
 5.50%, due 2/15/16                                      50,000         49,176
                                                                  ------------

INDEPENDENT (0.1%)
CIT Group Co. of Canada
 5.20%, due 6/1/15                                      300,000        291,587
                                                                  ------------

INSURANCE (0.0%)++
Axa
 8.60%, due 12/15/30                                    105,000        137,918
XL Capital, Ltd.
 5.25%, due 9/15/14                                      50,000         49,164
                                                                  ------------
                                                                       187,082
                                                                  ------------
MANUFACTURING (0.1%)
Alcan, Inc.
 5.00%, due 6/1/15                                      100,000         95,428
BHP Billiton Finance USA, Ltd.
 4.80%, due 4/15/13                                     100,000         97,149
 5.25%, due 12/15/15                                    100,000         99,023
Celulosa Arauco y Constitucion S.A.
 5.625%, due 4/20/15                                     50,000         49,067
Lafarge S.A.
 6.50%, due 7/15/16                                      50,000         52,081
 7.125%, due 7/15/36                                     50,000         54,502

 128   MainStay Indexed Bond Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
FOREIGN BONDS (CONTINUED)
------------------------------------------------------------------------------
MANUFACTURING (CONTINUED)
Tyco International Group S.A.
 6.00%, due 11/15/13                                $   100,000   $    103,818
                                                                  ------------
                                                                       551,068
                                                                  ------------
REGIONAL GOVERNMENT (0.1%)
Hydro-Quebec
 Series JL
 6.30%, due 5/11/11                                     250,000        262,305
Province of British Columbia
 5.375%, due 10/29/08                                   250,000        252,355
                                                                  ------------
                                                                       514,660
                                                                  ------------
SERVICE (0.0%)++
Thomson Corp. (The)
 6.20%, due 1/5/12                                      100,000        103,341
                                                                  ------------
TELECOM (1.0%)
America Movil S.A. de C.V.
 5.75%, due 1/15/15                                     125,000        124,038
British Telecommunications PLC
 8.375%, due 12/15/10 (a)                               200,000        224,627
 8.875%, due 12/15/30                                   100,000        135,484
Deutsche Telekom International Finance B.V.
 5.25%, due 7/22/13                                     100,000         97,846
 8.00%, due 6/15/10                                     350,000        382,046
 9.25%, due 6/1/32                                      100,000        132,667
France Telecom S.A.
 8.50%, due 3/1/31                                      250,000        332,167
Koninklijke (Royal) KPN N.V.
 8.00%, due 10/1/10                                     100,000        108,435
Telecom Italia Capital S.A.
 4.875%, due 10/1/10                                    300,000        292,358
 4.95%, due 9/30/14                                     150,000        139,136
 6.00%, due 9/30/34                                     100,000         91,557
 6.375%, due 11/15/33                                   100,000         95,127
Telefonica Emisones SAU
 7.045%, due 6/20/36                                    100,000        107,668
Telefonica Europe B.V.
 7.75%, due 9/15/10                                     250,000        270,521
 8.25%, due 9/15/30                                     100,000        121,200
Telefonos de Mexico S.A. de C.V.
 4.50%, due 11/19/08                                    100,000         98,132
Vodafone Group PLC
 7.75%, due 2/15/10                                     750,000        804,899
 7.875%, due 2/15/30                                    100,000        119,364
                                                                  ------------
                                                                     3,677,272
                                                                  ------------
Total Foreign Bonds
 (Cost $11,807,946)                                                 11,793,598
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
MORTGAGE-BACKED SECURITY (0.1%)
------------------------------------------------------------------------------
COMMERCIAL MORTGAGE LOANS
 (COLLATERALIZED MORTGAGE OBLIGATIONS) (0.1%)
Bear Stearns Commercial
 Mortgage Securities
 Series 2006-PW13, Class A3
 5.518%, due 9/11/41                                $   500,000   $    507,141
                                                                  ------------
Total Mortgage-Backed Security
 (Cost $502,727)                                                       507,141
                                                                  ------------

U.S. GOVERNMENT & FEDERAL AGENCIES (74.0%)
------------------------------------------------------------------------------
FEDERAL HOME LOAN BANK (0.9%)
 3.375%, due 9/14/07                                  1,500,000      1,477,817
 4.25%, due 5/15/09                                   2,000,000      1,972,016
                                                                  ------------
                                                                     3,449,833
                                                                  ------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (2.7%)
 4.00%, due 12/15/09                                  3,250,000      3,169,787
 4.125%, due 7/12/10                                  1,085,000      1,058,103
 4.50%, due 7/15/13                                   1,000,000        975,176
 4.50%, due 1/15/15                                   2,000,000      1,939,502
 5.00%, due 7/15/14                                   1,000,000      1,003,097
 5.50%, due 9/25/13                                     250,000        250,200
 6.25%, due 7/15/32 (b)                               1,500,000      1,739,949
                                                                  ------------
                                                                    10,135,814
                                                                  ------------
FEDERAL HOME LOAN MORTGAGE CORPORATION
 (MORTGAGE PASS-THROUGH SECURITIES) (13.1%)
 4.00%, due 10/1/20                                   1,973,367      1,866,233
 4.00%, due 2/1/21                                      987,198        933,375
 4.50%, due 8/1/20                                    3,335,979      3,225,005
 4.50%, due 11/1/20                                     933,878        902,326
 4.50%, due 1/1/21                                      929,557        898,150
 4.50%, due 2/1/21                                    1,855,458      1,792,768
 4.50%, due 3/1/21                                    1,331,429      1,286,445
 4.50%, due 6/1/21                                      499,999        483,106
 4.50%, due 11/1/21 TBA (c)                             500,000        482,969
 4.50%, due 8/1/33                                      392,901        369,885
 4.50%, due 6/1/34                                      480,077        451,220
 4.50%, due 5/1/35                                      912,738        856,702
 4.50%, due 6/1/35                                      929,888        872,799
 4.50%, due 8/1/35                                      917,876        861,524
 5.00%, due 11/1/20                                   1,759,504      1,732,221
 5.00%, due 12/1/20                                   2,808,615      2,765,063
 5.00%, due 4/1/21                                    3,352,564      3,300,577
 5.00%, due 7/1/21                                      500,000        492,114
 5.00%, due 11/1/21 TBA (c)                             500,000        492,031
 5.00%, due 7/1/35                                      798,112        771,485
 5.00%, due 8/1/35                                      906,103        875,874
 5.00%, due 11/1/35                                   1,999,802      1,933,084
 5.00%, due 6/1/36                                       36,495         35,261

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                    www.mainstayfunds.com    129

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION
 (MORTGAGE PASS-THROUGH SECURITIES) (CONTINUED)
V    5.00%, due 10/1/36                             $11,998,809   $ 11,593,146
 5.50%, due 2/1/18                                      715,236        717,695
 5.50%, due 8/1/21                                      980,153        980,786
 5.50%, due 9/1/36                                       87,049         86,103
 5.50%, due 12/1/36 TBA (c)                           5,000,000      4,940,625
 6.00%, due 8/1/17                                      583,366        592,199
 6.00%, due 6/1/21                                      976,851        990,913
 6.00%, due 3/1/29                                       23,809         24,095
 6.00%, due 12/1/35                                      24,357         24,529
 6.00%, due 9/1/36                                      698,165        702,924
 6.50%, due 4/1/11                                        5,729          5,837
 6.50%, due 5/1/11                                        5,415          5,521
 6.50%, due 10/1/11                                       4,312          4,394
 6.50%, due 6/1/14                                       43,536         44,442
 6.50%, due 4/1/17                                       25,020         25,556
 6.50%, due 5/1/17                                       74,895         76,465
 6.50%, due 12/1/24                                      83,900         86,067
 6.50%, due 11/1/25                                      54,689         56,119
 6.50%, due 5/1/26                                       10,105         10,354
 6.50%, due 3/1/27                                       17,880         18,380
 6.50%, due 5/1/31                                       36,678         37,612
 6.50%, due 8/1/31                                       32,216         33,036
 6.50%, due 1/1/32                                      155,291        159,242
 6.50%, due 3/1/32                                      163,805        167,901
 6.50%, due 4/1/32                                       52,064         53,359
 6.50%, due 7/1/32                                       39,854         40,845
 6.50%, due 1/1/34                                      240,889        245,960
 7.00%, due 6/1/11                                       10,762         11,030
 7.00%, due 11/1/11                                       3,194          3,277
 7.00%, due 4/1/26                                       16,029         16,595
 7.00%, due 7/1/26                                        2,018          2,089
 7.00%, due 12/1/27                                      30,097         31,168
 7.00%, due 1/1/30                                       14,959         15,453
 7.00%, due 3/1/31                                       59,946         61,857
 7.00%, due 10/1/31                                      39,183         40,432
 7.00%, due 3/1/32                                      135,816        140,144
 7.50%, due 1/1/16                                       16,779         17,429
 7.50%, due 1/1/26                                        4,628          4,836
 7.50%, due 11/1/26                                       1,305          1,364
 7.50%, due 3/1/27                                        1,630          1,703
 7.50%, due 2/1/30                                        3,372          3,511
 7.50%, due 2/1/32                                       81,981         85,292
 8.00%, due 7/1/26                                       10,719         11,299
                                                                  ------------
                                                                    49,851,801
                                                                  ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (1.4%)
 3.25%, due 11/15/07                                  1,000,000        981,078
 3.25%, due 8/15/08                                   2,000,000      1,943,286

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
FEDERAL NATIONAL MORTGAGE ASSOCIATION (CONTINUED)
 4.625%, due 10/15/13                               $ 2,000,000   $  1,961,192
 6.21%, due 8/6/38                                      475,000        551,619
                                                                  ------------
                                                                     5,437,175
                                                                  ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (20.2%)
 4.50%, due 1/1/20                                    1,115,164      1,079,964
 4.50%, due 12/1/20                                     260,281        251,843
 5.00%, due 6/1/20                                      389,968        384,132
 5.00%, due 3/1/21                                      983,592        968,695
 5.00%, due 5/1/21                                       24,425         24,055
 5.00%, due 7/1/35                                       86,572         83,611
V    5.00%, due 4/1/36                               10,735,725     10,364,692
 5.00%, due 5/1/36                                    1,500,000      1,448,159
 5.00%, due 11/1/36 TBA (c)                             500,000        482,656
 5.50%, due 6/1/16                                        5,611          5,634
 5.50%, due 11/1/16                                     194,893        195,660
 5.50%, due 2/1/17                                       17,213         17,278
 5.50%, due 6/1/17                                       68,512         68,740
 5.50%, due 8/1/17                                      141,918        142,389
 5.50%, due 10/1/19                                     256,748        257,313
 5.50%, due 4/1/21                                      479,795        480,325
 5.50%, due 5/1/21                                      942,110        943,151
 5.50%, due 2/1/35                                       27,367         27,061
 5.50%, due 5/1/35                                      826,568        817,308
 5.50%, due 6/1/35                                      476,458        471,120
 5.50%, due 7/1/35                                    2,395,063      2,368,231
 5.50%, due 8/1/35                                    1,270,023      1,255,796
 5.50%, due 9/1/35                                      888,064        878,115
 5.50%, due 11/1/35                                   4,596,428      4,544,935
 5.50%, due 12/1/35                                   3,884,765      3,841,244
 5.50%, due 1/1/36                                      969,201        958,343
 5.50%, due 2/1/36                                      950,981        940,327
 5.50%, due 4/1/36                                    1,774,299      1,754,090
 5.50%, due 5/1/36                                    4,958,170      4,900,551
 5.50%, due 6/1/36                                    4,478,184      4,426,142
 5.50%, due 7/1/36                                      498,382        492,590
 5.50%, due 10/1/36                                   1,500,000      1,482,568
 5.50%, due 11/1/36 TBA (c)                           1,500,000      1,482,188
 5.959%, due 7/1/36 (d)                                 489,828        492,733
 6.00%, due 6/1/16                                      120,080        122,064
 6.00%, due 7/1/16                                       43,348         44,064
 6.00%, due 9/1/16                                       63,459         64,508
 6.00%, due 9/1/17                                       82,354         83,717
 6.00%, due 1/1/36                                       43,013         43,290
V    6.00%, due 7/1/36                                8,901,704      8,956,817
 6.00%, due 8/1/36                                    4,944,013      4,974,624
 6.00%, due 9/1/36                                    2,499,999      2,515,477
 6.00%, due 10/1/36                                   1,498,803      1,508,082
 6.00%, due 10/15/36                                    999,900      1,013,727
 6.00%, due 11/1/36 TBA (c)                           1,000,000      1,005,938

 130   MainStay Indexed Bond Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (CONTINUED)
 6.50%, due 3/1/11                                  $       662   $        672
 6.50%, due 4/1/11                                        5,374          5,470
 6.50%, due 6/1/11                                          864            880
 6.50%, due 9/1/11                                       10,527         10,733
 6.50%, due 10/1/11                                      79,773         81,337
 6.50%, due 11/1/11                                       7,766          7,921
 6.50%, due 6/1/15                                      132,968        135,662
 6.50%, due 4/1/27                                       14,698         15,104
 6.50%, due 2/1/28                                       23,640         24,292
 6.50%, due 7/1/32                                       20,259         20,754
 6.50%, due 8/1/32                                      433,624        444,208
 6.50%, due 9/1/32                                        4,236          4,339
 6.50%, due 1/1/35                                      752,462        767,186
 6.50%, due 8/1/35                                      769,011        784,058
 6.50%, due 9/1/35                                       53,098         54,137
 6.50%, due 4/1/36                                    1,564,950      1,595,179
 6.50%, due 11/1/36 TBA (c)                           3,000,000      3,057,186
 7.00%, due 2/1/09                                       51,398         51,733
 7.00%, due 5/1/11                                        2,352          2,415
 7.00%, due 6/1/11                                        8,224          8,423
 7.00%, due 10/1/11                                         411            421
 7.00%, due 11/1/11                                      14,317         14,720
 7.00%, due 4/1/26                                        7,890          8,165
 7.00%, due 5/1/26                                       22,387         23,166
 7.00%, due 11/1/26                                       2,649          2,742
 7.00%, due 1/1/28                                          469            484
 7.00%, due 6/1/29                                       24,262         25,134
 7.00%, due 8/1/29                                      175,080        181,330
 7.00%, due 2/1/31                                      144,560        149,467
 7.00%, due 8/1/31                                       15,914         16,465
 7.00%, due 9/1/31                                       34,307         35,450
 7.00%, due 11/1/31                                       3,216          3,321
 7.00%, due 4/1/32                                       33,999         35,143
 7.00%, due 5/1/32                                       91,357         94,358
 7.50%, due 3/1/30                                        4,065          4,235
 7.50%, due 7/1/30                                       17,623         18,361
 7.50%, due 7/1/31                                       68,772         71,600
 7.50%, due 8/1/31                                        1,803          1,877
 8.00%, due 8/1/10                                        1,152          1,176
 8.00%, due 9/1/11                                        2,140          2,202
 8.00%, due 11/1/11                                       6,253          6,472
 8.00%, due 1/1/25                                          256            271
 8.00%, due 6/1/25                                          554            586
 8.00%, due 9/1/25                                        1,932          2,045
 8.00%, due 2/1/26                                        1,233          1,305
 8.00%, due 9/1/26                                       11,907         12,613
 8.00%, due 10/1/26                                       1,961          2,077

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
FEDERAL NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (CONTINUED)
 8.00%, due 11/1/26                                 $     4,426   $      4,689
 8.00%, due 4/1/27                                        4,841          5,132
 8.00%, due 6/1/27                                       22,034         23,354
 8.00%, due 12/1/27                                      10,381         10,822
 8.00%, due 1/1/28                                       34,419         36,481
 9.50%, due 3/1/16                                       24,351         25,105
 9.50%, due 9/1/17                                       27,841         28,583
 9.50%, due 9/1/19                                        5,283          5,785
                                                                  ------------
                                                                    76,590,773
                                                                  ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (3.3%)
 5.00%, due 4/20/33                                     398,136        386,579
 5.00%, due 2/15/36                                     582,565        568,115
 5.00%, due 4/15/36                                     992,889        968,260
 5.00%, due 6/20/36                                     990,236        960,098
 5.50%, due 7/15/34                                     493,119        491,383
 5.50%, due 7/20/34                                     377,211        374,818
 5.50%, due 4/15/35                                     829,873        826,623
 5.50%, due 9/15/35                                     906,725        903,174
 5.50%, due 10/15/35                                    928,086        924,452
 5.50%, due 12/20/35                                    954,002        947,289
 5.50%, due 5/15/36                                     995,698        991,536
 6.00%, due 3/20/29                                      99,524        100,853
 6.00%, due 1/15/32                                     140,167        142,325
 6.00%, due 12/15/32                                     86,009         87,332
 6.00%, due 2/15/34                                     450,253        456,831
 6.00%, due 1/20/35                                     326,708        330,243
 6.00%, due 6/15/35                                     402,381        407,989
 6.00%, due 5/15/36                                     994,738      1,008,493
 6.50%, due 3/20/31                                      72,027         73,960
 6.50%, due 1/15/32                                      92,544         95,293
 6.50%, due 6/15/35                                       6,626          6,814
 6.50%, due 1/15/36                                     945,765        971,256
 7.00%, due 3/15/07                                         733            733
 7.00%, due 11/15/11                                     17,964         18,338
 7.00%, due 2/15/26                                       6,317          6,539
 7.00%, due 4/15/26                                       2,310          2,391
 7.00%, due 6/15/29                                         653            676
 7.00%, due 12/15/29                                      9,521          9,848
 7.00%, due 5/15/31                                       2,916          3,016
 7.00%, due 8/15/31                                      53,690         55,536
 7.00%, due 8/20/31                                      89,470         92,267
 7.00%, due 8/15/32                                     131,896        136,438
 7.50%, due 1/15/09                                         592            603
 7.50%, due 9/15/11                                      39,015         40,288
 7.50%, due 3/15/26                                       5,800          6,058
 7.50%, due 10/15/26                                     11,586         12,102
 7.50%, due 11/15/26                                      5,503          5,748
 7.50%, due 1/15/30                                      16,607         17,316

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                    www.mainstayfunds.com    131

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (CONTINUED)
 7.50%, due 10/15/30                                $    12,290   $     12,815
 7.50%, due 3/15/32                                      70,004         72,995
 8.00%, due 6/15/26                                         527            559
 8.00%, due 9/15/26                                       1,822          1,931
 8.00%, due 10/15/26                                        747            792
 8.00%, due 11/15/26                                      2,861          3,033
 8.00%, due 5/15/27                                         693            735
 8.00%, due 7/15/27                                       1,668          1,768
 8.00%, due 9/15/27                                       1,027          1,088
 8.00%, due 11/15/30                                     74,683         79,153
 8.50%, due 7/15/26                                       1,628          1,747
 8.50%, due 11/15/26                                     10,202         10,946
                                                                  ------------
                                                                    12,619,175
                                                                  ------------
UNITED STATES TREASURY BONDS (3.7%)
 4.50%, due 2/15/36 (b)                               5,766,000      5,565,090
 5.375%, due 2/15/31 (b)                              1,007,000      1,093,303
 6.00%, due 2/15/26 (b)                               2,500,000      2,869,140
 6.25%, due 8/15/23                                   2,600,000      3,025,750
 7.50%, due 11/15/16                                    403,000        494,557
 8.75%, due 5/15/17                                     252,000        337,011
 8.875%, due 2/15/19                                    302,000        417,491
 9.875%, due 11/15/15                                   302,000        418,352
                                                                  ------------
                                                                    14,220,694
                                                                  ------------
UNITED STATES TREASURY NOTES (28.7%)
 3.125%, due 9/15/08                                  3,500,000      3,402,518
V    3.375%, due 2/15/08                             18,545,000     18,213,935
V    3.375%, due 10/15/09 (b)                         8,220,000      7,943,857
 3.875%, due 5/15/09                                  2,500,000      2,455,273
 4.00%, due 8/31/07 (b)                               2,050,000      2,033,744
 4.00%, due 2/15/14                                   2,295,000      2,210,909
 4.25%, due 10/31/07 (b)                                900,000        894,164
V    4.25%, due 11/30/07                              8,350,000      8,293,896
 4.25%, due 11/15/14                                    825,000        805,890
V    4.375%, due 11/15/08 (b)                        13,385,000     13,302,910
V    4.50%, due 2/15/09 (b)                           7,230,000      7,205,432
V    4.50%, due 2/28/11 (b)                           5,770,000      5,753,319
 4.625%, due 8/31/11                                  3,610,000      3,617,050
 4.75%, due 10/31/11                                     50,000         50,125
 4.75%, due 5/15/14                                   4,600,000      4,646,000
 4.875%, due 5/15/09                                  3,250,000      3,268,535

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
UNITED STATES TREASURY NOTES (CONTINUED)
V    4.875%, due 8/15/16 (b)                        $22,980,000   $ 23,457,547
 5.00%, due 7/31/08 (b)                               1,500,000      1,506,329
                                                                  ------------
                                                                   109,061,433
                                                                  ------------
Total U.S. Government & Federal Agencies
 (Cost $280,349,749)                                               281,366,698(k)
                                                                  ------------

YANKEE BONDS (1.2%) (E)
------------------------------------------------------------------------------
BANKS (0.3%)
HSBC Bank PLC
 6.95%, due 3/15/11                                     200,000        213,122
Inter-American Development Bank
 6.80%, due 10/15/25                                    604,000        723,683
Santander Financial Issuances
 6.375%, due 2/15/11                                    100,000        104,205
                                                                  ------------
                                                                     1,041,010
                                                                  ------------
CONSUMER (0.1%)
Molson Coors Capital Finance ULC
 4.85%, due 9/22/10                                     200,000        196,767
                                                                  ------------

ELECTRIC (0.0%)++
United Utilities PLC
 5.375%, due 2/1/19                                     100,000         93,816
                                                                  ------------

ENERGY (0.2%)
Canadian Natural Resources, Ltd.
 5.45%, due 10/1/12                                     100,000         99,606
EnCana Corp.
 4.75%, due 10/15/13                                    100,000         95,170
 6.30%, due 11/1/11                                     100,000        103,770
Nexen, Inc.
 5.20%, due 3/10/15                                     100,000         96,719
Petro-Canada
 4.00%, due 7/15/13                                     100,000         91,115
Talisman Energy, Inc.
 5.125%, due 5/15/15                                     50,000         47,726
TransCanada Pipelines, Ltd.
 4.00%, due 6/15/13                                     100,000         92,513
 5.85%, due 3/15/36                                     100,000         99,713
                                                                  ------------
                                                                       726,332
                                                                  ------------
INSURANCE (0.0%)++
ACE, Ltd.
 6.00%, due 4/1/07                                      175,000        175,303
                                                                  ------------

MANUFACTURING (0.2%)
Alcan, Inc.
 6.45%, due 3/15/11                                     100,000        104,028

 132   MainStay Indexed Bond Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
YANKEE BONDS (CONTINUED)
------------------------------------------------------------------------------
MANUFACTURING (CONTINUED)
Falconbridge, Ltd.
 8.375%, due 2/15/11                                $    75,000   $     82,585
Inco, Ltd.
 5.70%, due 10/15/15                                    100,000         97,672
Potash Corp. of Saskatchewan
 7.125%, due 6/15/07                                    100,000        101,056
Teck Cominco, Ltd.
 5.375%, due 10/1/15                                     50,000         48,847
Tyco International Group S.A.
 6.375%, due 10/15/11                                   250,000        262,445
                                                                  ------------
                                                                       696,633
                                                                  ------------
REGIONAL GOVERNMENT (0.2%)
Province of Manitoba
 5.50%, due 10/1/08                                     250,000        252,521
Province of Quebec
 Series NJ
 7.50%, due 7/15/23                                     302,000        374,223
                                                                  ------------
                                                                       626,744
                                                                  ------------
TELECOM (0.1%)
TELUS Corp.
 7.50%, due 6/1/07                                      100,000        101,146
 8.00%, due 6/1/11                                      100,000        110,296
                                                                  ------------
                                                                       211,442
                                                                  ------------
TRANSPORTATION (0.1%)
Canadian National Railway Co.
 6.375%, due 10/15/11                                   100,000        105,076
Canadian Pacific Railway Co.
 6.25%, due 10/15/11                                    125,000        129,898
                                                                  ------------
                                                                       234,974
                                                                  ------------
Total Yankee Bonds
 (Cost $3,875,063)                                                   4,003,021
                                                                  ------------
Total Long-Term Bonds
 (Cost $373,652,018)                                               374,622,118
                                                                  ------------

SHORT-TERM INVESTMENTS (15.6%)
------------------------------------------------------------------------------
COMMERCIAL PAPER (1.3%)
Fairway Finance Corp.
 5.289%, due 11/20/06 (f)                             2,676,699      2,676,699
Greyhawk Funding
 5.286%, due 11/13/06 (f)                             1,115,291      1,115,291
Jupiter Securitization Corp.
 5.303%, due 11/14/06 (f)                             1,115,291      1,115,291
                                                                  ------------
Total Commercial Paper
 (Cost $4,907,281)                                                   4,907,281
                                                                  ------------

                                                         SHARES          VALUE
INVESTMENT COMPANY (3.5%)
BGI Institutional Money Market Fund (f)              13,319,187   $ 13,319,187
                                                                  ------------
Total Investment Company
 (Cost $13,319,187)                                                 13,319,187
                                                                  ------------
                                                      PRINCIPAL
                                                         AMOUNT
REPURCHASE AGREEMENT (0.8%)
Morgan Stanley & Co.
 5.42%, dated 10/31/06
 due 11/1/06
 Proceeds at Maturity $2,913,134
 (Collateralized by various Corporate Bonds, with
 rates between 0% - 8.40% and
 maturity dates between 1/30/07 - 6/15/34,
 with a Principal Amount of
 $2,946,097 and a Market Value
 of $3,028,490) (f)                                 $ 2,912,696      2,912,696
                                                                  ------------
Total Repurchase Agreement
 (Cost $2,912,696)                                                   2,912,696
                                                                  ------------
TIME DEPOSITS (7.7%)
Banco Bilbao Vizcaya Argentaria S.A.
 5.30%, due 1/9/07 (f)                                2,230,583      2,230,583
Bank of America
 5.27%, due 11/21/06 (d)(f)                           2,230,583      2,230,583
Bank of Montreal
 5.28%, due 11/27/06 (f)                              2,230,583      2,230,583
Bank of Nova Scotia
 5.30%, due 11/10/06 (f)                              2,230,583      2,230,583
Barclays
 5.32%, due 1/18/07 (f)                               2,230,583      2,230,583
Deutsche Bank AG
 5.27%, due 11/9/06 (f)                               1,561,408      1,561,408
Fortis Bank
 5.27%, due 11/6/06 (f)                               4,461,165      4,461,165
Halifax Bank of Scotland
 5.30%, due 1/10/07 (f)                               2,230,583      2,230,583
Lloyds TSB Bank PLC
 5.30%, due 12/21/06 (f)                              2,230,583      2,230,583
Royal Bank of Canada
 5.30%, due 12/22/06 (f)                              2,230,583      2,230,583
Royal Bank of Scotland
 5.29%, due 12/12/06 (f)                              2,230,583      2,230,583
Skandinaviska Enskilda Banken AB
 5.31%, due 11/3/06 (f)                               2,230,583      2,230,583
UBS AG
 5.28%, due 12/5/06 (f)                               1,115,291      1,115,291
                                                                  ------------
Total Time Deposits
 (Cost $29,443,694)                                                 29,443,694
                                                                  ------------

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                    www.mainstayfunds.com    133

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
------------------------------------------------------------------------------
U.S. GOVERNMENT & FEDERAL AGENCY (2.3%)
Federal Agricultural Mortgage Corp.
 (Discount Note)
 4.98%, due 11/1/06                                 $ 8,495,000   $  8,495,000
                                                                  ------------
United States Treasury Bill
 5.01%, due 11/30/06 (g)                                300,000        298,779
                                                                  ------------
Total U.S. Government & Federal Agency
 (Cost $8,793,808)                                                   8,793,779
                                                                  ------------
Total Short-Term Investments
 (Cost $59,376,666)                                                 59,376,637
                                                                  ------------
Total Investments
 (Cost $433,028,684) (h)                                  114.2%   433,998,755(i)
                                                                  ------------
Liabilities in Excess of
 Cash and Other Assets                                    (14.2)   (53,798,942)
                                                    -----------   ------------
Net Assets                                                100.0%  $380,199,813
                                                    ===========   ============

                                                     CONTRACTS        UNREALIZED
                                                          LONG   APPRECIATION(J)
FUTURES CONTRACTS (0.0%)++
--------------------------------------------------------------------------------
UNITED STATES (0.0%)++
United States Treasury Note
 December 2006 (5 Year)                                     15   $        11,953
                                                                 ---------------
Total Futures Contracts
 (Settlement Value $1,583,438) (k)                               $        11,953
                                                                 ===============

++   Less than one tenth of a percent.
+++  Fifty percent of the Fund's assets are maintained to cover "senior securities transactions" which may include, but are not limited to, forwards, TBA's, options and futures. This percentage is marked-to-market daily against the value of the Fund's "senior securities" holdings to ensure proper coverage for these transactions.
(a)  May be sold to institutional investors only under Rule 144a or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.
(b)  Represents a security, or a portion thereof, which is out on loan.
(c)  TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. The market value of these securities at October 31, 2006 is $11,943,593.
(d)  Floating rate. Rate shown is the rate in effect at October 31, 2006.
(e)  Yankee Bond--dollar-denominated bond issued in the United States by a foreign bank or corporation.
(f)  Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(g)  Segregated as collateral for futures contracts.
(h)  The cost for federal income tax purposes is $433,109,196.
(i)  At October 31, 2006, net unrealized appreciation was $889,559 based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $3,782,219 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $2,892,660.
(j)  Represents the difference between the value of the contracts at the time they were opened and the value at October 31, 2006.
(k)  The combined market value of U.S. Government & Federal Agencies investments and settlement value of U.S. Treasury Note futures contracts approximately represents 74.4% of net assets.

 134   MainStay Indexed Bond Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2006

ASSETS:
Investment in securities, at value (identified
  cost
  $433,028,684) including $49,515,897 market
  value of securities loaned                    $433,998,755
Cash                                                   3,255
Receivables:
  Investment securities sold                       4,981,443
  Dividends and interest                           3,586,485
  Fund shares sold                                   484,480
  Variation margin on futures contracts                4,453
Other assets                                          11,300
                                                -------------
    Total assets                                 443,070,171
                                                -------------

LIABILITIES:
Securities lending collateral                     50,582,858
Payables:
  Investment securities purchased                 11,980,237
  Manager (See Note 3)                               118,917
  Professional fees                                   44,758
  Shareholder communication                           30,920
  Custodian                                           27,348
  Fund shares redeemed                                21,564
  Portfolio pricing                                   18,845
  Transfer agent (See Note 3)                         14,372
  NYLIFE Distributors (See Note 3)                    11,427
  Directors                                            4,887
Accrued expenses                                       4,056
Dividend payable                                      10,169
                                                -------------
    Total liabilities                             62,870,358
                                                -------------
Net assets                                      $380,199,813
                                                =============

COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001 per share)
  500 million shares authorized:
  Class A                                       $      4,860
  Class I                                             30,701
Additional paid-in capital                       386,963,778
Accumulated undistributed net investment
  income                                             109,034
Accumulated net realized loss on investments
  and futures transactions                        (7,890,584)
Net unrealized appreciation on investments           982,024
                                                -------------
Net assets                                      $380,199,813
                                                =============
CLASS A
Net assets applicable to outstanding shares     $ 51,941,215
                                                =============
Shares of capital stock outstanding                4,860,315
                                                =============
Net asset value per share outstanding           $      10.69
Maximum sales charge (3.00% of offering price)          0.33
                                                -------------
Maximum offering price per share outstanding    $      11.02
                                                =============
CLASS I
Net assets applicable to outstanding shares     $328,258,598
                                                =============
Shares of capital stock outstanding               30,701,322
                                                =============
Net asset value and offering price per share
  outstanding                                   $      10.69
                                                =============

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                    www.mainstayfunds.com    135

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2006

INVESTMENT INCOME:
INCOME:
  Interest                                       $17,038,735
  Income from securities loaned--net                 224,047
                                                 ------------
    Total income                                  17,262,782
                                                 ------------
EXPENSES:
  Manager (See Note 3)                             1,222,747
  Distribution/Service--Class A (See Note 3)         131,249
  Custodian                                          126,740
  Professional fees                                  110,870
  Transfer agent--Class A (See Note 3)                75,403
  Transfer agent--Class I (See Note 3)                 5,627
  Shareholder communication                           59,267
  Registration                                        37,175
  Directors                                           24,827
  Miscellaneous                                       36,896
                                                 ------------
    Total expenses before waiver                   1,830,801
  Expense waiver from Manager (See Note 3)          (123,157)
                                                 ------------
    Net expenses                                   1,707,644
                                                 ------------
Net investment income                             15,555,138
                                                 ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on:
  Security transactions                           (4,383,764)
  Futures transactions                               (63,608)
                                                 ------------
Net realized loss on investments and futures
  transactions                                    (4,447,372)
                                                 ------------
Net change in unrealized depreciation on:
  Security transactions                            4,918,865
  Futures contracts                                   39,759
                                                 ------------
Net change in unrealized depreciation on
  investments and futures contracts                4,958,624
                                                 ------------
Net realized and unrealized gain on investments
  and futures transactions                           511,252
                                                 ------------
Net increase in net assets resulting from
  operations                                     $16,066,390
                                                 ============

 136   MainStay Indexed Bond Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED OCTOBER 31, 2006 AND OCTOBER 31, 2005

                                              2006           2005
INCREASE IN NET ASSETS:
Operations:
 Net investment income               $  15,555,138   $ 10,615,785
 Net realized gain (loss) on
  investments and futures
  transactions                          (4,447,372)       676,522
 Net change in unrealized
  appreciation (depreciation) on
  investments and futures contracts      4,958,624     (9,357,812)
                                     ----------------------------
 Net increase in net assets
  resulting from operations             16,066,390      1,934,495
                                     ----------------------------

Dividends to shareholders:
 From net investment income:
   Class A                              (2,151,178)    (2,273,573)
   Class I                             (13,434,452)   (10,119,396)
                                     ----------------------------
 Total dividends to shareholders       (15,585,630)   (12,392,969)
                                     ----------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                              23,951,096     36,547,875
   Class I                             114,514,122    104,346,947
 Net asset value of shares issued to
  shareholders in reinvestment of dividends:
   Class A                               2,060,568      2,249,789
   Class I                              13,401,382     10,087,468
                                     ----------------------------
                                       153,927,168    153,232,079
 Cost of shares redeemed:
   Class A                             (38,451,786)   (20,487,442)
   Class I                             (65,203,421)   (49,109,245)
                                     ----------------------------
                                      (103,655,207)   (69,596,687)
   Increase in net assets derived
    from capital share transactions     50,271,961     83,635,392
                                     ----------------------------
   Net increase in net assets           50,752,721     73,176,918

NET ASSETS:
Beginning of year                      329,447,092    256,270,174
                                     ----------------------------
End of year                          $ 380,199,813   $329,447,092
                                     ============================
Accumulated undistributed
 (distributions in excess of) net
 investment income                   $     109,034   $     (5,795)
                                     ============================

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                    www.mainstayfunds.com    137

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                CLASS A
                                ---------------------------------------
                                                            JANUARY 2,
                                                               2004*
                                                              THROUGH
                                YEAR ENDED OCTOBER 31,      OCTOBER 31,
                                  2006          2005           2004
Net asset value at beginning
  of period                     $ 10.68       $ 11.07         $ 10.95
                                --------      --------      -----------
Net investment income              0.44          0.36            0.33
Net realized and unrealized
  gain (loss) on investments       0.01         (0.32)           0.13
                                --------      --------      -----------
Total from investment
  operations                       0.45          0.04            0.46
                                --------      --------      -----------
Less dividends:
  From net investment income      (0.44)        (0.43)          (0.34)
                                --------      --------      -----------
Net asset value at end of
  period                        $ 10.69       $ 10.68         $ 11.07
                                ========      ========      ===========
Total investment return (c)        4.29%         0.39%           3.65%(d)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income            4.10%         3.45%           3.16%+
  Net expenses                     0.82%         0.80%           0.78%+
  Expenses (before waiver)         0.86%         0.98%           0.94%+
Portfolio turnover rate             105%(e)       156%(e)         104%
Net assets at end of period
  (in 000's)                    $51,941       $64,351         $48,062

*    Commencement of operations.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Less than one cent per share.
(c)  Total return is calculated exclusive of sales charges. Class I is not subject to sales charges.
(d)  Total return is not annualized.
(e)  The portfolio turnover rate not including mortgage dollar rolls is 85% and 62% for the years ended October 31, 2006 and October 31, 2005, respectively.

 138   MainStay Indexed Bond Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                               CLASS I
---------------------------------------------------------------------
                       YEAR ENDED OCTOBER 31,
       2006          2005          2004          2003          2002
     $  10.69      $  11.07      $  10.89      $  10.86      $  11.21
     --------      --------      --------      --------      --------
         0.48          0.40          0.34          0.39          0.52(a)
         0.00(b)      (0.31)         0.19          0.04          0.08
     --------      --------      --------      --------      --------
         0.48          0.09          0.53          0.43          0.60
     --------      --------      --------      --------      --------
        (0.48)        (0.47)        (0.35)        (0.40)        (0.95)
     --------      --------      --------      --------      --------
     $  10.69      $  10.69      $  11.07      $  10.89      $  10.86
     ========      ========      ========      ========      ========
         4.60%         0.82%         5.01%         3.97%         5.92%
         4.49%         3.79%         3.43%         3.39%         4.83%
         0.43%         0.46%         0.50%         0.50%         0.50%
         0.47%         0.64%         0.66%         0.68%         0.74%
          105%(e)       156%(e)       104%          110%           56%
     $328,259      $265,096      $208,208      $184,051      $125,169

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                    www.mainstayfunds.com    139

MAINSTAY INTERMEDIATE TERM BOND FUND
INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM. PERFORMANCE DATA SHOWN EXCLUDING SALES CHARGES DOES NOT REFLECT THE DEDUCTION OF ANY SALES LOAD, WHICH IF REFLECTED, WOULD REDUCE PERFORMANCE QUOTED.

CLASS A SHARES--MAXIMUM 4.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
With sales charges       -0.55%  2.36%   4.57%
Excluding sales charges   4.14   3.31    5.05

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                 MAINSTAY INTERMEDIATE TERM         LEHMAN BROTHERS AGGREGATE
                                                                         BOND FUND                          BOND INDEX
                                                                 --------------------------         -------------------------
10/31/96                                                                    9550                              10000
                                                                           10286                              10889
                                                                           11158                              11906
                                                                           11012                              11969
                                                                           11667                              12843
                                                                           13280                              14713
                                                                           13475                              15579
                                                                           14208                              16343
                                                                           14913                              17247
                                                                           15007                              17443
10/31/06                                                                   15628                              18348

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
With sales charges       -1.54%  2.24%   4.29%
Excluding sales charges   3.46   2.59    4.29

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                 MAINSTAY INTERMEDIATE TERM         LEHMAN BROTHERS AGGREGATE
                                                                         BOND FUND                          BOND INDEX
                                                                 --------------------------         -------------------------
10/31/96                                                                   10000                              10000
                                                                           10691                              10889
                                                                           11509                              11906
                                                                           11282                              11969
                                                                           11861                              12843
                                                                           13401                              14713
                                                                           13496                              15579
                                                                           14126                              16343
                                                                           14732                              17247
                                                                           14716                              17443
10/31/06                                                                   15226                              18348

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL           ONE    FIVE     TEN
TOTAL RETURNS            YEAR   YEARS   YEARS
---------------------------------------------
With sales charges       2.46%  2.59%   4.29%
Excluding sales charges  3.46   2.59    4.29

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                 MAINSTAY INTERMEDIATE TERM         LEHMAN BROTHERS AGGREGATE
                                                                         BOND FUND                          BOND INDEX
                                                                 --------------------------         -------------------------
10/31/96                                                                   10000                              10000
                                                                           10691                              10889
                                                                           11509                              11906
                                                                           11282                              11969
                                                                           11861                              12843
                                                                           13401                              14713
                                                                           13496                              15579
                                                                           14126                              16343
                                                                           14732                              17247
                                                                           14717                              17443
10/31/06                                                                   15226                              18348

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges as explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 4.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors/Trustees. The Manager may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to this agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense. From inception (1/2/91) through 12/31/03, performance for Class A, B, and C shares (each first offered 1/2/04) includes the historical performance of Class I shares adjusted to reflect the applicable sales charge (or CDSC) and fees and expenses for Class A, B, and C shares.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 140   MainStay Intermediate Term Bond Fund

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL           ONE    FIVE     TEN
TOTAL RETURNS            YEAR   YEARS   YEARS
---------------------------------------------
                         4.70%  3.66%   5.35%

(PERFORMANCE GRAPH)

                                                                 MAINSTAY INTERMEDIATE TERM         LEHMAN BROTHERS AGGREGATE
                                                                         BOND FUND                          BOND INDEX
                                                                 --------------------------         -------------------------
10/31/96                                                                   10000                              10000
                                                                           10796                              10889
                                                                           11738                              11906
                                                                           11615                              11969
                                                                           12336                              12843
                                                                           14070                              14713
                                                                           14313                              15579
                                                                           15127                              16343
                                                                           15929                              17247
                                                                           16083                              17443
10/31/06                                                                   16839                              18348

                                                          ONE     FIVE     TEN
BENCHMARK PERFORMANCE                                    YEAR    YEARS    YEARS
-------------------------------------------------------------------------------

Lehman Brothers(R) Aggregate Bond Index(1)                5.19%   4.51%    6.26%
Average Lipper intermediate investment grade fund(2)      4.62    3.96     5.53

1. The Lehman Brothers(R) Aggregate Bond Index is an unmanaged index that consists of the following other unmanaged Lehman Brothers(R) indices: the Government Index, Corporate Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index. To qualify for inclusion in the Lehman Brothers(R) Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed-rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $150 million. Results assume reinvestment of all income and capital gains. The Lehman Brothers(R) Aggregate Bond Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
2. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                   www.mainstayfunds.com     141

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY INTERMEDIATE TERM BOND FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2006, to October 31, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2006, to October 31, 2006.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended October 31, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            5/1/06            10/31/06          PERIOD(1)           10/31/06           PERIOD(1)

CLASS A SHARES                        $1,000.00         $1,041.20            $5.66            $1,019.50             $5.60
---------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                        $1,000.00         $1,037.35            $9.50            $1,015.75             $9.40
---------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                        $1,000.00         $1,037.35            $9.50            $1,015.75             $9.40
---------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                        $1,000.00         $1,043.10            $3.60            $1,021.50             $3.57
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (1.10% for Class A, 1.85% for Class B and Class C, and 0.70% for Class I) multiplied by the average account value over the divided by 365 and multiplied by 184 (to reflect the one-half year period). In the absence of waivers and/or reimbursements, expenses would have been higher.



 142   MainStay Intermediate Term Bond Fund

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2006

(PORTFOLIO COMPOSITION PIE CHART)

U.S. Government & Federal Agencies                                                64.7
Corporate Bonds                                                                   13.8
Short-Term Investments (collateral from securities lending                        12.9
  is 4.2%)
Foreign Corporate Bonds                                                            7.2
Mortgage-Backed Securities                                                         7.0
Asset-Backed Securities                                                            3.3
Yankee Bonds                                                                       0.4
Municipal Bond                                                                     0.3
Preferred Stock                                                                    0.1
Convertible Bonds                                                                 0.0*
Convertible Preferred Stock                                                       0.0*
Warrants                                                                          0.0*
Liabilities in Excess of Cash and Other Assets                                    (9.7)

* Less than one-tenth of a percent.

See Portfolio of Investments on page 146 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2006 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  United States Treasury Note, 4.50%, due 2/15/09
 2.  Federal National Mortgage Association (Mortgage
     Pass-Through Security), 5.00%, due 12/1/36 TBA
 3. Federal National Mortgage Association, 4.00%, due 9/2/08
 4.  Federal National Mortgage Association (Mortgage
     Pass-Through Security), 5.00%, due 12/1/21 TBA
 5.  United States Treasury Bond, 6.25%, due 8/15/23
 6.  Federal National Mortgage Association (Mortgage
     Pass-Through Security), 5.50%, due 6/1/21
 7.  United States Treasury Note, 3.125%, due 1/31/07
 8. Federal Home Loan Mortgage Corporation, 5.125%, due 4/18/08
 9.  Freddie Mac Reference REMIC (Collateralized
     Mortgage Obligation), 4.375%, due 4/15/15
10.  Federal National Mortgage Association (Mortgage
     Pass-Through Security), 4.50%, due 11/1/18

                                                   www.mainstayfunds.com     143

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager Gary Goodenough of MacKay Shields LLC

HOW DID MAINSTAY INTERMEDIATE TERM BOND FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2006?

Excluding all sales charges, MainStay Intermediate Term Bond Fund returned 4.14% for Class A shares, 3.46% for Class B shares, and 3.46% for Class C shares for the 12 months ended October 31, 2006. Over the same period, the Fund's Class I shares returned 4.70%. All share classes underperformed the 5.19% return of the Lehman Brothers(R) Aggregate Bond Index,(1) the Fund's broad-based securities-market index, for the 12-month period. Class I shares outperformed--and Class A, Class B, and Class C shares underperformed--the 4.62% return of the average Lipper(2) intermediate investment grade debt fund for the 12 months ended October 31, 2006.

WHAT KEY FACTORS DROVE THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD?

The Fund remained overweighted relative to the benchmark in securitized holdings. We expected solid performance from mortgage-backed and asset-backed securities and were not disappointed. We felt that slower price appreciation in the housing market would help residential mortgage-backed securities, since borrowers would have fewer refinancing options and underlying future cash flows would tend to stabilize. Most of our sector views were correct, but the Fund's overweighted Ginnie Mae position detracted from performance when the securities weakened on declining foreign demand. To help manage risk, we decreased the Fund's Ginnie Mae exposure.

During the reporting period, the Fund maintained a bias toward a flatter yield curve, an expanded allocation to securitized product, a modest allocation to high-grade corporate bonds, an overweighted position in emerging-market debt, and a tactical and nimble allocation to high-yield credit. This profile probably led to a more conservative risk posture than the average peer fund. Unfortunately, spreads(3) failed to widen materially during the reporting period, and this conservative posture may have contributed to the Fund's muted performance.

HOW DID THE FUND'S DURATION AND YIELD-CURVE STRATEGIES AFFECT THE FUND'S PERFORMANCE?

Our short-duration posture left the Fund less exposed than its benchmark to higher interest rates. The Fund's yield-curve positioning benefited performance when the Treasury yield curve flattened, with 30-year rates rising less than two-year rates. Toward the middle of the reporting period, we moved the Fund's duration closer to that of the benchmark by purchasing Treasurys and agency debentures.

Rate adjustments were not synchronized across the entire yield curve and occasional dislocations arose. Our efforts to capitalize on these anomalies were relatively successful. We added value by purchasing older Treasury bonds whose terms-to-maturity were approaching 10 years and by purchasing off-the-run bonds, or the nearest neighbors to the new 30-year benchmark.

HOW DID YOU POSITION THE FUND'S PORTFOLIO AMONG THE VARIOUS CORPORATE BOND SECTORS?

With corporate-bond spreads caught in various crosscurrents, total returns for corporate bonds were dominated by coupon income rather than capital gains. In light of relatively tight corporate spreads, we began the reporting period with only modest high-yield exposure, and we reduced the Fund's investment-grade corporate exposure to an underweighted position relative to the benchmark. During the reporting period, however, we took advantage of attractive entry points and gradually moved the Fund closer to a neutral weighting in investment-grade debt and a higher weighting in high-yield securities.


Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. High-yield debt securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility. Funds that invest in bonds are subject to credit, inflation, and interest-rate risk and can lose principal value when interest rates rise. The Fund may experience a portfolio turnover rate of more than 100% and may generate taxable short-term capital gains. The Fund's use of securities lending presents the risk of default by the borrower, which may result in a loss to the Fund. See additional securities-lending disclosure in the Notes to Financial Statements (Note 2).
1. See footnote on page 141 for more information on the Lehman Brothers(R) Aggregate Bond Index.
2. See footnote on page 141 for more information on Lipper Inc.
3. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

 144   MainStay Intermediate Term Bond Fund

WHAT OTHER FACTORS AFFECTED PERFORMANCE DURING THE REPORTING PERIOD?

The Fund actively sought opportunities in emerging-market debt. During the reporting period, emerging-market holdings were among the strongest contributors to the Fund's total return.


The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ABOUT MAINSTAY INTERMEDIATE TERM BOND FUND ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

                                                   www.mainstayfunds.com     145

PORTFOLIO OF INVESTMENTS+++ OCTOBER 31, 2006

                                                    PRINCIPAL
                                                       AMOUNT          VALUE
LONG-TERM BONDS (96.7%)+
ASSET-BACKED SECURITIES (3.3%)
----------------------------------------------------------------------------
COMMERCIAL BANKS (0.3%)
Structured Asset Investment Loan Trust
 Series 2006-3, Class A4
 5.42%, due 6/25/36 (a)                             $ 355,000   $    355,332
                                                                ------------
CONSUMER FINANCE (1.0%)
Harley-Davidson Motorcycle Trust
 Series 2004-1, Class A2
 2.53%, due 11/15/11                                1,488,941      1,449,988
                                                                ------------

CONSUMER LOANS (0.5%)
Atlantic City Electric Transition Funding LLC
 Series 2002-1, Class A4
 5.55%, due 10/20/23                                  675,000        692,160
                                                                ------------

DIVERSIFIED FINANCIAL SERVICES (0.8%)
Bank of America Credit Card Trust
 Series 2006-C4, Class C4
 5.55%, due 11/15/11 (a)                              465,000        464,882
Dunkin Securitization
 Series 2006-1, Class A2
 5.779%, due 6/20/31 (b)                              395,000        401,642
Murcie Lago International, Ltd.
 Series 2006-1X, Class A
 5.556%, due 3/27/11 (a)                              285,000        285,334
                                                                ------------
                                                                   1,151,858
                                                                ------------
ELECTRIC (0.4%)
AES Eastern Energy, L.P.
 Series 1999-A
 9.00%, due 1/2/17                                     49,309         53,993
Public Service New Hampshire Funding LLC
 Pass-Through Certificates
 Series 2002-1, Class A
 4.58%, due 2/1/10                                    455,907        453,767
                                                                ------------
                                                                     507,760
                                                                ------------
HOME EQUITY (0.3%)
Citicorp Residential Mortgage Securities, Inc.
 Series 2006-1, Class A3
 5.706%, due 7/25/36 (a)                              450,000        452,510
                                                                ------------
Total Asset-Backed Securities
 (Cost $4,625,682)                                                 4,609,608
                                                                ------------

CONVERTIBLE BONDS (0.0%)++
----------------------------------------------------------------------------
INSURANCE (0.0%)++
Conseco, Inc.
 (zero coupon), beginning 9/30/10
 3.50%, due 9/30/35                                    10,000         10,187
                                                                ------------

                                                    PRINCIPAL
                                                       AMOUNT          VALUE
TELECOMMUNICATIONS (0.0%)++
Nortel Networks Corp.
 4.25%, due 9/1/08                                  $  20,000   $     19,300
                                                                ------------
Total Convertible Bonds
 (Cost $29,314)                                                       29,487
                                                                ------------

CORPORATE BONDS (13.8%)
----------------------------------------------------------------------------
ADVERTISING (0.0%)++
Lamar Media Corp.
 7.25%, due 1/1/13                                     20,000         20,100
                                                                ------------

AEROSPACE & DEFENSE (0.0%)++
Sequa Corp.
 9.00%, due 8/1/09                                     25,000         26,375
                                                                ------------

AGRICULTURE (0.2%)
Cargill, Inc.
 4.375%, due 6/1/13 (b)                               245,000        232,053
Reynolds American, Inc.
 7.625%, due 6/1/16 (b)                                15,000         15,927
 7.75%, due 6/1/18 (b)                                 10,000         10,679
                                                                ------------
                                                                     258,659
                                                                ------------
AIRLINES (0.3%)
Delta Air Lines, Inc.
 8.30%, due 12/15/29 (c)                               40,000         14,600
Southwest Airlines Co.
 5.125%, due 3/1/17                                   425,000        404,176
                                                                ------------
                                                                     418,776
                                                                ------------
APPAREL (0.0%)++
Unifi, Inc.
 11.50%, due 5/15/14 (b)                               10,000          9,400
                                                                ------------

AUTO PARTS & EQUIPMENT (0.3%)
Collins & Aikman Products Co.
 12.875%, due 8/15/12 (b)(c)                           25,000             31
FleetPride Corp.
 11.50%, due 10/1/14 (b)                               25,000         25,062
Goodyear Tire & Rubber Co. (The)
 6.625%, due 12/1/06                                   15,000         15,000
 11.25%, due 3/1/11                                    20,000         22,000
Johnson Controls, Inc.
 5.50%, due 1/15/16                                   400,000        392,615
Tenneco Automotive, Inc.
 8.625%, due 11/15/14 (d)                              10,000         10,075
                                                                ------------
                                                                     464,783
                                                                ------------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

 146   MainStay Intermediate Term Bond Fund           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                    PRINCIPAL
                                                       AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
----------------------------------------------------------------------------
BANKS (0.8%)
HSBC Bank USA N.A.
 4.625%, due 4/1/14                                 $ 685,000   $    656,665
USB Capital IX
 6.189%, due 4/15/49 (a)                              470,000        479,878
                                                                ------------
                                                                   1,136,543
                                                                ------------
BEVERAGES (0.0%)++
Constellation Brands, Inc.
 7.25%, due 9/1/16                                     15,000         15,244
                                                                ------------

BUILDING MATERIALS (0.0%)++
Compression Polymers Corp.
 12.39%, due 7/1/12 (a)                                10,000         10,200
Dayton Superior Corp.
 10.75%, due 9/15/08                                   20,000         20,700
U.S. Concrete, Inc.
 8.375%, due 4/1/14 (d)                                 5,000          4,800
                                                                ------------
                                                                      35,700
                                                                ------------
CHEMICALS (0.1%)
Equistar Chemicals, L.P.
 10.125%, due 9/1/08                                   10,000         10,600
 10.625%, due 5/1/11                                   25,000         26,750
IMC Global, Inc.
 Series B
 10.875%, due 6/1/08                                   15,000         16,181
Reichhold Industries, Inc.
 9.00%, due 8/15/14 (b)                                 5,000          4,975
Terra Capital, Inc.
 12.875%, due 10/15/08                                 20,000         22,350
Tronox Worldwide LLC/Tronox Finance Corp.
 9.50%, due 12/1/12                                     5,000          5,162
                                                                ------------
                                                                      86,018
                                                                ------------
COAL (0.0%)++
Peabody Energy Corp.
 7.375%, due 11/1/16                                   10,000         10,400
 7.875%, due 11/1/26                                    5,000          5,187
                                                                ------------
                                                                      15,587
                                                                ------------
COMMERCIAL SERVICES (0.0%)++
iPayment, Inc.
 9.75%, due 5/15/14 (b)                                10,000         10,275
Service Corp. International
 7.375%, due 10/1/14 (b)                               10,000         10,275
 7.625%, due 10/1/18 (b)(d)                            10,000         10,275
                                                                ------------
                                                                      30,825
                                                                ------------
COMPUTERS (0.0%)++
SunGard Data Systems, Inc.
 3.75%, due 1/15/09                                    15,000         13,987
 4.875%, due 1/15/14                                   10,000          8,600
 9.125%, due 8/15/13 (d)                               10,000         10,375
                                                                ------------
                                                                      32,962
                                                                ------------

                                                    PRINCIPAL
                                                       AMOUNT          VALUE
DIVERSIFIED FINANCIAL SERVICES (1.7%)
American Real Estate Partners, L.P./ American Real
 Estate Finance Corp.
 8.125%, due 6/1/12                                 $  45,000   $     46,012
Bear Stearns Cos., Inc. (The)
 2.875%, due 7/2/08                                   450,000        433,714
Ford Motor Credit Co.
 7.375%, due 10/28/09                                  10,000          9,734
General Motors Acceptance Corp.
 5.125%, due 5/9/08                                   400,000        392,851
 6.75%, due 12/1/14 (d)                                20,000         19,829
 8.00%, due 11/1/31                                    47,000         50,359
LaBranche & Co., Inc.
 11.00%, due 5/15/12                                   15,000         16,200
OMX Timber Finance Investments LLC
 Series 1
 5.42%, due 1/29/20 (b)                               255,000        247,483
Rainbow National Services LLC
 8.75%, due 9/1/12 (b)                                 15,000         15,769
Residential Capital Corp.
 6.375%, due 6/30/10                                  860,000        872,801
 6.50%, due 4/17/13                                   200,000        203,529
Vanguard Health Holding Co. II LLC
 9.00%, due 10/1/14                                    15,000         14,512
                                                                ------------
                                                                   2,322,793
                                                                ------------
ELECTRIC (1.3%)
AES Corp. (The)
 9.00%, due 5/15/15 (b)                                20,000         21,525
American Electric Power Co., Inc.
 Series C
 5.375%, due 3/15/10                                  215,000        215,490
DPL, Inc.
 8.25%, due 3/1/07                                      5,000          5,036
Kiowa Power Partners LLC
 Series B
 5.737%, due 3/30/21 (b)                              725,000        702,184
NRG Energy, Inc.
 7.25%, due 2/1/14                                      5,000          5,056
 7.375%, due 2/1/16                                    10,000         10,112
PSE&G Energy Holdings LLC
 8.625%, due 2/15/08                                    8,000          8,300
Tenaska Virginia Partners, L.P.
 6.119%, due 3/30/24 (b)                              847,155        860,701
                                                                ------------
                                                                   1,828,404
                                                                ------------
ELECTRONICS (0.1%)
Fisher Scientific International, Inc.
 6.75%, due 8/15/14                                    55,000         56,031
                                                                ------------

ENTERTAINMENT (0.1%)
Gaylord Entertainment Co.
 8.00%, due 11/15/13                                   20,000         20,350
Jacobs Entertainment, Inc.
 9.75%, due 6/15/14 (b)                                15,000         14,887

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                    www.mainstayfunds.com    147

                                                    PRINCIPAL
                                                       AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
----------------------------------------------------------------------------
ENTERTAINMENT (CONTINUED)
Mohegan Tribal Gaming Authority
 6.375%, due 7/15/09                                $  30,000   $     29,925
 8.00%, due 4/1/12                                      5,000          5,212
                                                                ------------
                                                                      70,374
                                                                ------------
ENVIRONMENTAL CONTROL (0.0%)++
Geo Sub Corp.
 11.00%, due 5/15/12                                   20,000         20,700
                                                                ------------
FOOD (0.3%)
Chiquita Brands International, Inc.
 7.50%, due 11/1/14                                    10,000          8,650
Kroger Co. (The)
 6.75%, due 4/15/12                                   355,000        373,071
Pinnacle Foods Holding Corp.
 8.25%, due 12/1/13                                     6,000          6,015
                                                                ------------
                                                                     387,736
                                                                ------------
FOREST PRODUCTS & PAPER (0.1%)
Bowater, Inc.
 9.375%, due 12/15/21 (d)                              25,000         24,375
Georgia-Pacific Corp.
 8.875%, due 5/15/31                                   50,000         52,875
                                                                ------------
                                                                      77,250
                                                                ------------
HEALTH CARE--PRODUCTS (0.0%)++
Hanger Orthopedic Group, Inc.
 10.25%, due 6/1/14                                    15,000         15,300
                                                                ------------

HEALTH CARE--SERVICES (0.9%)
Alliance Imaging, Inc.
 7.25%, due 12/15/12 (d)                                5,000          4,675
Ameripath, Inc.
 10.50%, due 4/1/13                                    20,000         21,500
HCA, Inc.
 6.30%, due 10/1/12                                    10,000          8,525
 8.75%, due 9/1/10                                      5,000          5,050
Highmark, Inc.
 6.80%, due 8/15/13 (b)                               920,000        971,463
Quest Diagnostics, Inc.
 5.45%, due 11/1/15                                   190,000        184,613
Triad Hospitals, Inc.
 7.00%, due 5/15/12                                    20,000         19,850
                                                                ------------
                                                                   1,215,676
                                                                ------------
HOLDING COMPANIES--DIVERSIFIED (0.0%)++
Kansas City Southern Railway
 9.50%, due 10/1/08                                    10,000         10,512
                                                                ------------

HOME BUILDERS (0.2%)
D.R. Horton, Inc.
 6.50%, due 4/15/16                                   225,000        224,206
                                                                ------------

                                                    PRINCIPAL
                                                       AMOUNT          VALUE
HOUSEHOLD PRODUCTS & WARES (0.0%)++
ACCO Brands Corp.
 7.625%, due 8/15/15                                $  10,000   $      9,762
                                                                ------------

INSURANCE (0.5%)
Allstate Corp. (The)
 5.95%, due 4/1/36                                    405,000        413,353
Crum & Forster Holdings Corp.
 10.375%, due 6/15/13                                  20,000         20,750
Fund American Cos., Inc.
 5.875%, due 5/15/13                                  270,000        269,932
                                                                ------------
                                                                     704,035
                                                                ------------
IRON & STEEL (0.0%)++
United States Steel Corp.
 9.75%, due 5/15/10                                    15,000         15,956
                                                                ------------

LEISURE TIME (0.0%)++
Town Sports International, Inc.
 9.625%, due 4/15/11                                   15,000         15,825
                                                                ------------

LODGING (0.1%)
Boyd Gaming Corp.
 7.75%, due 12/15/12                                   25,000         25,687
MGM Mirage, Inc.
 8.50%, due 9/15/10                                    10,000         10,587
MTR Gaming Group, Inc.
 9.00%, due 6/1/12 (b)                                 10,000         10,137
Park Place Entertainment Corp.
 9.375%, due 2/15/07                                   30,000         30,225
Starwood Hotels & Resorts Worldwide, Inc.
 7.375%, due 5/1/07                                    10,000         10,062
                                                                ------------
                                                                      86,698
                                                                ------------
MACHINERY--CONSTRUCTION & MINING (0.4%)
Caterpillar, Inc.
 6.05%, due 8/15/36                                   555,000        581,800
                                                                ------------

MACHINERY--DIVERSIFIED (0.0%)++
Cummins, Inc.
 9.50%, due 12/1/10                                    10,000         10,498
                                                                ------------

MEDIA (1.3%)
Morris Publishing Group LLC
 7.00%, due 8/1/13                                     15,000         14,269
Nielsen Finance LLC/Nielsen Finance Co.
 10.00%, due 8/1/14 (b)                                 5,000          5,212
Paxson Communications Corp.
 8.624%, due 1/15/12 (a)(b)                            10,000         10,113
 11.624%, due 1/15/13 (a)(b)                           10,000         10,013
Time Warner Entertainment Co., L.P.
 10.15%, due 5/1/12                                 1,081,000      1,290,699
Viacom, Inc.
 6.25%, due 4/30/16                                   400,000        400,620

 148   MainStay Intermediate Term Bond Fund           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                    PRINCIPAL
                                                       AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
----------------------------------------------------------------------------
MEDIA (CONTINUED)
Ziff Davis Media, Inc.
 11.489%, due 5/1/12 (a)                            $  30,000   $     28,725
                                                                ------------
                                                                   1,759,651
                                                                ------------
METAL FABRICATE & HARDWARE (0.0%)++
Jarden Corp.
 9.75%, due 5/1/12 (d)                                  5,000          5,288
Neenah Foundary Co.
 11.00%, due 9/30/10 (b)(e)                            10,000         10,989
                                                                ------------
                                                                      16,277
                                                                ------------
MISCELLANEOUS--MANUFACTURING (0.0%)++
RBS Global, Inc./Rexnord Corp.
 9.50%, due 8/1/14 (b)                                 15,000         15,525
                                                                ------------
OFFICE & BUSINESS EQUIPMENT (0.4%)
Xerox Corp.
 6.40%, due 3/15/16                                   570,000        571,425
                                                                ------------

OIL & GAS (1.1%)
Chaparral Energy, Inc.
 8.50%, due 12/1/15                                    25,000         24,938
Chesapeake Energy Corp.
 6.50%, due 8/15/17                                    20,000         18,850
Enterprise Products Operating, L.P.
 Series B
 6.65%, due 10/15/34                                  170,000        174,146
Forest Oil Corp.
 8.00%, due 12/15/11                                   10,000         10,350
Hilcorp Energy I, L.P./Hilcorp Finance Co.
 9.00%, due 6/1/16 (b)(d)                              10,000         10,350
Mariner Energy, Inc.
 7.50%, due 4/15/13 (b)                                20,000         19,200
Parker Drilling Co.
 9.625%, due 10/1/13                                   15,000         16,313
Pemex Project Funding Master Trust
 6.625%, due 6/15/35                                  405,000        408,645
PetroHawk Energy Corp.
 9.125%, due 7/15/13 (b)                                5,000          5,100
Plains Exploration & Production Co.
 7.125%, due 6/15/14                                   15,000         16,088
Pogo Producing Co.
 6.625%, due 3/15/15                                   10,000          9,525
 6.875%, due 10/1/17                                   30,000         28,575
Sunoco Logistics Partners Operations, L.P.
 6.125%, due 5/15/16                                  800,000        812,376
Whiting Petroleum Corp.
 7.00%, due 2/1/14                                     20,000         19,700
                                                                ------------
                                                                   1,574,156
                                                                ------------
OIL & GAS SERVICES (0.0%)++
Allis-Chalmers Energy, Inc.
 9.00%, due 1/15/14 (b)                                10,000          9,975
                                                                ------------

                                                    PRINCIPAL
                                                       AMOUNT          VALUE
PACKAGING & CONTAINERS (0.0%)++
Berry Plastics Holding Corp.
 8.875%, due 9/15/14 (b)                            $  10,000   $     10,100
Owens-Brockway Glass Container, Inc.
 8.75%, due 11/15/12                                   15,000         15,825
Owens-Illinois, Inc.
 8.10%, due 5/15/07                                    20,000         20,150
                                                                ------------
                                                                      46,075
                                                                ------------
PHARMACEUTICALS (0.8%)
Medco Health Solutions, Inc.
 7.25%, due 8/15/13                                   155,000        168,399
Teva Pharmaceutical Finance LLC
 6.15%, due 2/1/36                                    335,000        327,846
Wyeth
 6.00%, due 2/15/36                                   635,000        652,725
                                                                ------------
                                                                   1,148,970
                                                                ------------
PIPELINES (0.6%)
ANR Pipeline Co.
 8.875%, due 3/15/10                                   15,000         15,757
Copano Energy LLC
 8.125%, due 3/1/16                                    10,000         10,175
El Paso Natural Gas Co.
 7.50%, due 11/15/26                                    5,000          5,284
El Paso Production Holding Co.
 7.75%, due 6/1/13                                     30,000         30,750
Kern River Funding Corp.
 4.893%, due 4/30/18 (b)                              788,640        767,386
MarkWest Energy Partners, L.P./ MarkWest Energy
 Finance Corp.
 Series B
 6.875%, due 11/1/14                                   20,000         18,800
Pacific Energy Partners, L.P./Pacific Energy
 Finance Corp.
 7.125%, due 6/15/14                                   20,000         20,225
                                                                ------------
                                                                     868,377
                                                                ------------
REAL ESTATE (0.0%)++
CB Richard Ellis Services, Inc.
 9.75%, due 5/15/10                                    46,000         48,990
                                                                ------------

REAL ESTATE INVESTMENT TRUSTS (0.1%)
Crescent Real Estate Equities, L.P.
 7.50%, due 9/15/07                                    15,000         15,056
Host Hotels & Resorts, L.P.
 6.875%, due 11/1/14 (b)                               10,000         10,038
Omega Healthcare Investors, Inc.
 7.00%, due 4/1/14                                     30,000         30,038
Trustreet Properties, Inc.
 7.50%, due 4/1/15                                     25,000         27,250
                                                                ------------
                                                                      82,382
                                                                ------------
RETAIL (0.5%)
CVS Corp.
 5.789%, due 1/10/26 (b)                              107,073        105,497
Harry & David Holdings, Inc.
 9.00%, due 3/1/13                                      5,000          4,750

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                    www.mainstayfunds.com    149

                                                    PRINCIPAL
                                                       AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
----------------------------------------------------------------------------
RETAIL (CONTINUED)
Michaels Stores, Inc.
 10.00%, due 11/1/14 (b)                            $  15,000   $     15,019
Rite Aid Corp.
 7.50%, due 1/15/15                                    15,000         14,269
Star Gas Partners, L.P./Star Gas Finance Co.
 Series B
 10.25%, due 2/15/13                                   18,000         18,675
Toys "R" Us, Inc.
 7.625%, due 8/1/11                                    15,000         12,975
Wal-Mart Stores, Inc.
 5.25%, due 9/1/35                                    495,000        465,608
                                                                ------------
                                                                     636,793
                                                                ------------
SAVINGS & LOANS (0.4%)
Washington Mutual Bank
 5.95%, due 5/20/13                                   535,000        546,991
                                                                ------------

SOFTWARE (0.4%)
Computer Associates International, Inc.
 5.25%, due 12/1/09 (b)                               620,000        603,827
Serena Software, Inc.
 10.375%, due 3/15/16 (d)                               5,000          5,313
                                                                ------------
                                                                     609,140
                                                                ------------
TELECOMMUNICATIONS (0.3%)
Ameritech Capital Funding Corp.
 6.25%, due 5/18/09                                   185,000        187,782
Centennial Cellular Operating Co./ Centennial
 Communications Corp.
 10.125%, due 6/15/13                                   5,000          5,363
Dobson Cellular Systems, Inc.
 8.375%, due 11/1/11                                   10,000         10,388
 8.375%, due 11/1/11 (b)                               10,000         10,388
GCI, Inc.
 7.25%, due 2/15/14                                    15,000         14,550
Lucent Technologies, Inc.
 5.50%, due 11/15/08                                   20,000         19,725
 6.45%, due 3/15/29                                    45,000         40,275
PanAmSat Corp.
 9.00%, due 8/15/14                                    12,000         12,540
 9.00%, due 6/15/16 (b)                                15,000         15,675
Qwest Communications International, Inc.
 7.25%, due 2/15/11                                    10,000         10,150
Qwest Corp.
 7.50%, due 10/1/14 (b)                                10,000         10,475
 8.875%, due 3/15/12                                   20,000         22,000
 8.875%, due 6/1/31                                     5,000          5,213
                                                                ------------
                                                                     364,524
                                                                ------------

                                                    PRINCIPAL
                                                       AMOUNT          VALUE
TEXTILES (0.3%)
INVISTA
 9.25%, due 5/1/12 (b)                              $  30,000   $     31,875
Mohawk Industries, Inc.
 6.125%, due 1/15/16                                  335,000        333,452
                                                                ------------
                                                                     365,327
                                                                ------------
TRANSPORTATION (0.2%)
Gulfmark Offshore, Inc.
 7.75%, due 7/15/14                                    20,000         20,100
Union Pacific Corp.
 3.625%, due 6/1/10                                   329,000        311,517
                                                                ------------
                                                                     331,617
                                                                ------------
Total Corporate Bonds
 (Cost $19,129,535)                                               19,200,723
                                                                ------------

FOREIGN CORPORATE BONDS (7.2%)
----------------------------------------------------------------------------
AUSTRALIA (0.0%)++
FMG Finance Property, Ltd.
 10.00%, due 9/1/13 (b)(d)                              5,000          4,838
 10.625%, due 9/1/16 (b)(d)                             5,000          4,925
                                                                ------------
                                                                       9,763
                                                                ------------
BRAZIL (0.7%)
CIA Brasileira de Bebidas
 10.50%, due 12/15/11                                 800,000        964,000
                                                                ------------

CANADA (0.3%)
Ainsworth Lumber Co., Ltd.
 9.367%, due 4/1/13 (a)                                10,000          7,600
Alcan, Inc.
 5.00%, due 6/1/15                                    400,000        381,714
CanWest Media, Inc.
 8.00%, due 9/15/12                                    13,000         13,146
Nortel Networks, Ltd.
 10.75%, due 7/15/16 (b)                               10,000         10,700
Nova Chemicals Corp.
 8.405%, due 11/15/13 (a)                               5,000          5,088
Quebecor Media, Inc.
 7.75%, due 3/15/16                                    10,000         10,100
Rogers Cantel, Inc.
 9.625%, due 5/1/11                                    10,000         11,325
Videotron, Ltee
 6.375%, due 12/15/15                                  15,000         14,325
                                                                ------------
                                                                     453,998
                                                                ------------
CAYMAN ISLANDS (0.3%)
Vale Overseas, Ltd.
 8.25%, due 1/17/34                                   365,000        421,758
                                                                ------------

CHILE (0.3%)
Corporacion Nacional del Cobre-Codelco, Inc.
 5.50%, due 10/15/13 (b)                              330,000        329,274
                                                                ------------

 150   MainStay Intermediate Term Bond Fund           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                    PRINCIPAL
                                                       AMOUNT          VALUE
FOREIGN CORPORATE BONDS (CONTINUED)
----------------------------------------------------------------------------
JAPAN (0.2%)
Nippon Life Insurance Co.
 4.875%, due 8/9/10 (b)                             $ 250,000   $    245,410
                                                                ------------

LIBERIA (0.4%)
Royal Caribbean Cruises, Ltd.
 6.875%, due 12/1/13                                  500,000        503,769
                                                                ------------
LUXEMBOURG (0.5%)
Gazprom International S.A.
 7.201%, due 2/1/20 (b)                               420,000        441,210
Millicom International Cellular S.A.
 10.00%, due 12/1/13                                   25,000         26,906
Tengizchevroil Finance Co. S.A.R.L.
 6.124%, due 11/15/14 (b)                             235,000        233,825
                                                                ------------
                                                                     701,941
                                                                ------------
MEXICO (0.9%)
Telefonos de Mexico S.A. de C.V.
 5.50%, due 1/27/15                                   665,000        647,866
United Mexican States
 7.50%, due 1/14/12                                   240,000        263,640
 8.125%, due 12/30/19                                 300,000        364,500
                                                                ------------
                                                                   1,276,006
                                                                ------------
NETHERLANDS (0.4%)
NXP BV/NXP Funding LLC
 7.875%, due 10/15/14 (b)                              15,000         15,225
 9.50%, due 10/15/15 (b)(d)                            25,000         25,219
Siemens Financieringsmaatschappij N.V.
 6.125%, due 8/17/26 (b)                              540,000        561,737
                                                                ------------
                                                                     602,181
                                                                ------------
PANAMA (0.6%)
Republic of Panama
 6.70%, due 1/26/36                                   780,000        786,630
                                                                ------------

QATAR (0.4%)
Ras Laffan Liquefied Natural Gas Co., Ltd. III
 6.332%, due 9/30/27 (b)                              580,000        600,271
                                                                ------------

RUSSIA (0.4%)
TNK-BP Finance S.A.
 7.50%, due 7/18/16 (b)                               545,000        570,211
                                                                ------------

SINGAPORE (0.2%)
SP PowerAssets, Ltd.
 5.00%, due 10/22/13 (b)                              305,000        300,103
                                                                ------------

UNITED KINGDOM (1.6%)
BSKYB Finance UK PLC
 5.625%, due 10/15/15 (b)                             455,000        448,613
 6.50%, due 10/15/35 (b)                              230,000        229,691

                                                    PRINCIPAL
                                                       AMOUNT          VALUE
UNITED KINGDOM (CONTINUED)
NTL Cable PLC
 9.125%, due 8/15/16                                $  10,000   $     10,513
SABMiller PLC
 6.50%, due 7/1/16 (b)                                875,000        913,815
Vodafone Group PLC
 5.75%, due 3/15/16                                   670,000        671,967
                                                                ------------
                                                                   2,274,599
                                                                ------------
Total Foreign Corporate Bonds
 (Cost $9,710,595)                                                10,039,914
                                                                ------------

MORTGAGE-BACKED SECURITIES (7.0%)
----------------------------------------------------------------------------
COMMERCIAL MORTGAGE LOANS
 (COLLATERALIZED MORTGAGE OBLIGATIONS) (7.0%)
Banc of America Commercial Mortgage, Inc.
 Series 2005-5, Class A2
 5.001%, due 10/10/45                                 750,000        746,232
Bayview Commercial Asset Trust
 Series 2006-4A, Class A1
 5.55%, due 12/25/36 (a)                              290,000        290,000
Citigroup Commercial Mortgage Trust
 Series 2004-C2, Class A5
 4.733%, due 10/15/41                                 760,000        734,265
Citigroup/Deutsche Bank Commercial Mortgage Trust
 Series 2005-CD1, Class A4
 5.40%, due 7/15/44 (a)                               540,000        540,405
Commercial Mortgage
 Pass-Through Certificates
 Series 2006-C7, Class A4
 5.962%, due 6/10/46 (a)                              435,000        451,724
Credit Suisse Mortgage
 Capital Certificates
 Series 2006-C4, Class AJ
 5.538%, due 9/15/39 (a)                            1,040,000      1,050,752
Greenwich Capital Commercial Funding Corp.
 Series 2006-GG7, Class A4
 6.11%, due 7/10/38 (a)                               265,000        278,300
LB-UBS Commercial Mortgage Trust
 Series 2004-C2, Class A2
 3.246%, due 3/15/29                                  600,000        576,608
 Series 2004-C7, Class A1
 3.625%, due 10/15/29                                 727,528        710,959
 Series 2005-C7, Class A4
 5.197%, due 11/15/30 (a)                             565,000        561,837
 Series 2006-C4, Class A4
 6.098%, due 6/15/38 (a)                              400,000        420,109
Merrill Lynch Mortgage Trust
 Series 2004-MKB1, Class A1
 3.563%, due 2/12/42                                  664,117        649,010
 Series 2004-BPC1, Class A5
 4.855%, due 10/12/41 (a)                           1,415,000      1,375,877

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                    www.mainstayfunds.com    151

                                                    PRINCIPAL
                                                       AMOUNT          VALUE
MORTGAGE-BACKED SECURITIES (CONTINUED)
----------------------------------------------------------------------------
COMMERCIAL MORTGAGE LOANS
 (COLLATERALIZED MORTGAGE OBLIGATIONS) (CONTINUED)
National RMBS Trust
 Series 2006-3, Class A1
 5.444%, due 10/20/37 (a)(b)                        $1,040,000  $  1,040,000
Timberstar Trust
 Series 2006-1, Class A
 5.668%, due 10/15/36 (b)                             160,000        163,138
Wachovia Bank Commercial Mortgage Trust
 Series 2004-C14, Class A1
 3.477%, due 8/15/41                                  253,417        247,413
                                                                ------------
Total Mortgage-Backed Securities
 (Cost $9,912,794)                                                 9,836,629
                                                                ------------

MUNICIPAL BOND (0.3%)
----------------------------------------------------------------------------
TEXAS (0.3%)
Harris County Texas Industrial Development Corp.
 Solid Waste Deer Park
 5.683%, due 3/1/23 (a)                               390,000        390,924
                                                                ------------
Total Municipal Bond
 (Cost $390,000)                                                     390,924
                                                                ------------

U.S. GOVERNMENT & FEDERAL AGENCIES (64.7%)
----------------------------------------------------------------------------
FANNIE MAE (COLLATERALIZED MORTGAGE OBLIGATION) (0.5%)
 Series 2006-B1, Class AB
 6.00%, due 6/25/16                                   641,574        646,774
                                                                ------------
FANNIE MAE GRANTOR TRUST
 (COLLATERALIZED MORTGAGE OBLIGATION) (0.2%)
 Series 1998-M6, Class A2
 6.32%, due 8/15/08 (f)                               325,029        329,581
                                                                ------------

FEDERAL HOME LOAN MORTGAGE CORPORATION (2.4%)
V    5.125%, due 4/18/08                            2,965,000      2,971,950
 5.625%, due 11/23/35                                 400,000        390,653
                                                                ------------
                                                                   3,362,603
                                                                ------------
FEDERAL HOME LOAN MORTGAGE CORPORATION
 (MORTGAGE PASS-THROUGH SECURITIES) (9.0%)
 3.00%, due 8/1/10                                    353,550        334,889
 5.00%, due 8/1/33                                  2,322,547      2,249,811
 5.50%, due 1/1/21                                  1,111,357      1,112,488
 5.50%, due 2/1/33                                  1,696,141      1,682,505
 5.50%, due 7/1/34                                  2,376,667      2,357,074
 5.50%, due 1/1/36                                  2,230,273      2,207,083
 5.50%, due 9/1/36                                  1,108,627      1,096,578
 6.00%, due 3/1/36                                  1,509,656      1,520,310
                                                                ------------
                                                                  12,560,738
                                                                ------------

                                                    PRINCIPAL
                                                       AMOUNT          VALUE
FEDERAL NATIONAL MORTGAGE ASSOCIATION (6.6%)
V    4.00%, due 9/2/08 (d)                          $3,800,000  $  3,731,984
 4.625%, due 5/1/13                                   670,000        650,597
 5.125%, due 1/2/14                                   550,000        548,718
 5.25%, due 8/1/12                                  1,440,000      1,450,346
 6.25%, due 2/1/11                                    255,000        266,648
 6.625%, due 9/15/09                                2,455,000      2,569,177
                                                                ------------
                                                                   9,217,470
                                                                ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (25.1%)
 4.50%, due 4/1/18                                    650,598        630,774
 4.50%, due 7/1/18                                  1,921,546      1,862,994
V    4.50%, due 11/1/18                             2,734,882      2,651,546
 5.00%, due 9/1/17                                  1,157,997      1,143,368
V    5.00%, due 12/1/21 TBA (g)                     3,705,000      3,647,109
 5.00%, due 7/1/35                                  1,985,922      1,918,001
 5.00%, due 1/1/36                                  1,615,678      1,560,420
 5.00%, due 6/1/36                                  1,754,766      1,694,121
V    5.00%, due 12/1/36 TBA (g)                     5,205,000      5,022,825
 5.50%, due 2/1/17                                    855,632        858,470
V    5.50%, due 6/1/21                              3,333,215      3,336,896
 5.50%, due 6/1/33                                  2,248,141      2,227,652
 5.50%, due 11/1/33                                 1,866,271      1,849,262
 5.50%, due 12/1/33                                 1,301,934      1,290,068
 6.00%, due 8/1/17                                    135,167        137,404
 6.00%, due 1/1/33                                    660,261        666,233
 6.00%, due 3/1/33                                    855,607        862,837
 6.00%, due 9/1/35                                  1,388,912      1,397,840
 6.00%, due 6/1/36                                  1,660,299      1,670,579
 6.50%, due 6/1/31                                    180,391        184,911
 6.50%, due 8/1/31                                    143,496        147,092
 6.50%, due 10/1/31                                    98,816        101,292
 6.50%, due 6/1/32                                    130,084        133,259
                                                                ------------
                                                                  34,994,953
                                                                ------------
FREDDIE MAC (COLLATERALIZED MORTGAGE OBLIGATION) (0.5%)
 Series 2632, Class NH
 3.50%, due 6/15/13                                   670,605        637,567
                                                                ------------

FREDDIE MAC REFERENCE REMIC
 (COLLATERALIZED MORTGAGE OBLIGATION) (1.9%)
V    Series R001, Class AE
 4.375%, due 4/15/15                                2,750,894      2,682,134
                                                                ------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (1.2%)
 6.00%, due 2/15/29                                    81,536         82,880
 6.00%, due 4/15/29                                   417,884        424,751
 6.00%, due 8/15/32                                   950,279        965,017
 6.50%, due 7/15/28                                   104,433        107,693
 6.50%, due 5/15/29                                    53,180         54,831
                                                                ------------
                                                                   1,635,172
                                                                ------------

 152   MainStay Intermediate Term Bond Fund           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                    PRINCIPAL
                                                       AMOUNT          VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
----------------------------------------------------------------------------
UNITED STATES TREASURY BONDS (4.6%)
V    6.25%, due 8/15/23                             $2,880,000  $  3,351,600
 6.25%, due 5/15/30                                   755,000        911,663
 6.875%, due 8/15/25 (d)                            1,070,000      1,340,175
 8.75%, due 8/15/20 (d)                               620,000        866,643
                                                                ------------
                                                                   6,470,081
                                                                ------------
UNITED STATES TREASURY NOTES (12.7%)
V    3.125%, due 1/31/07                            3,260,000      3,244,336
 3.375%, due 2/15/08                                  620,000        608,932
 3.875%, due 9/15/10                                2,255,000      2,199,329
 3.875%, due 2/15/13 (d)                            1,560,000      1,500,708
V    4.50%, due 2/15/09 (d)                         6,640,000      6,617,433
 4.875%, due 7/31/11                                2,180,000      2,207,080
 4.875%, due 8/15/16                                1,260,000      1,286,184
                                                                ------------
                                                                  17,664,002
                                                                ------------
Total U.S. Government & Federal Agencies
 (Cost $90,250,820)                                               90,201,075
                                                                ------------
YANKEE BONDS (0.4%) (h)
----------------------------------------------------------------------------
FOREST PRODUCTS & PAPER (0.0%)++
Smurfit Capital Funding PLC
 7.50%, due 11/20/25                                   20,000         18,700
                                                                ------------

INSURANCE (0.0%)++
Fairfax Financial Holdings, Ltd.
 7.375%, due 4/15/18 (d)                               20,000         16,900
 8.30%, due 4/15/26 (d)                                20,000         17,300
                                                                ------------
                                                                      34,200
                                                                ------------
LEISURE TIME (0.4%)
Royal Caribbean Cruises, Ltd.
 7.00%, due 6/15/13                                   450,000        457,123
                                                                ------------
Total Yankee Bonds
 (Cost $502,667)                                                     510,023
                                                                ------------
Total Long-Term Bonds
 (Cost $134,551,407)                                             134,818,383
                                                                ------------

                                                       SHARES
CONVERTIBLE PREFERRED STOCK (0.0%)++
----------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES (0.0%)++
QuadraMed Corp.
 5.50% (b)(e)(i)                                          100          2,200
                                                                ------------
Total Convertible Preferred Stock
 (Cost $1,800)                                                         2,200
                                                                ------------


                                                       SHARES          VALUE
PREFERRED STOCK (0.1%)
----------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (0.1%)
Sovereign Real Estate Investment Corp. 12.00% (b)          50   $     70,125
                                                                ------------
Total Preferred Stock
 (Cost $76,875)                                                       70,125
                                                                ------------
                                                    NUMBER OF
                                                     WARRANTS
WARRANTS (0.0%)++
----------------------------------------------------------------------------
INTERNET (0.0%)++
Ziff Davis Holdings, Inc.
 Strike Price $0.001
 Expire 8/12/12 (i)(j)                                  1,210             12
                                                                ------------
Total Warrants
 (Cost $11)                                                               12
                                                                ------------
                                                    PRINCIPAL
                                                       AMOUNT
SHORT-TERM INVESTMENTS (12.9%)
----------------------------------------------------------------------------
COMMERCIAL PAPER (6.9%)
Fairway Finance Corp.
 5.289%, due 11/20/06 (k)                           $ 309,570        309,570
Goldman Sachs Group, Inc.
 5.25%, due 11/2/06                                 3,595,000      3,594,476
Greyhawk Funding
 5.286%, due 11/13/06 (k)                             128,987        128,987
Jupiter Securitization Corp.
 5.303%, due 11/14/06 (k)                             128,987        128,987
Prudential Funding Corp.
 5.23%, due 11/6/06                                 3,165,000      3,162,701
Societe Generale North America, Inc.
 5.29%, due 11/1/06                                 2,295,000      2,295,000
                                                                ------------
Total Commercial Paper
 (Cost $9,619,721)                                                 9,619,721
                                                                ------------

                                                       SHARES
INVESTMENT COMPANIES (3.3%)
BGI Institutional Money Market Fund (k)             1,540,411      1,540,411
Merrill Lynch Funds--Premier Institutional Money
 Market Fund                                        3,083,412      3,083,412
                                                                ------------
Total Investment Companies
 (Cost $4,623,823)                                                 4,623,823
                                                                ------------

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                    www.mainstayfunds.com    153

                                                    PRINCIPAL
                                                       AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
----------------------------------------------------------------------------
REPURCHASE AGREEMENT (0.2%)
Morgan Stanley & Co.
 5.42%, dated 10/31/06
 due 11/1/06
 Proceeds at Maturity $336,914
 (Collateralized by various Corporate Bonds, with
 rates between 0% - 8.40% and maturity dates
 between 1/30/07 - 6/15/34, with a Principal
 Amount of $340,726 and a Market Value
 of $350,255) (k)                                   $ 336,863   $    336,863
                                                                ------------
Total Repurchase Agreement
 (Cost $336,863)                                                     336,863
                                                                ------------
TIME DEPOSITS (2.5%)
Banco Bilbao Vizcaya Argentaria S.A.
 5.30%, due 1/9/07 (k)                                257,975        257,975
Bank of America
 5.27%, due 11/21/06 (a)(k)                           257,975        257,975
Bank of Montreal
 5.28%, due 11/27/06 (k)                              257,975        257,975
Bank of Nova Scotia
 5.30%, due 11/10/06 (k)                              257,975        257,975
Barclays
 5.32%, due 1/18/07 (k)                               257,975        257,975
Deutsche Bank AG
 5.27%, due 11/9/06 (k)                               180,582        180,582
Fortis Bank
 5.27%, due 11/6/06 (k)                               515,949        515,949
Halifax Bank of Scotland
 5.30%, due 1/10/07 (k)                               257,975        257,975
Lloyds TSB Bank PLC
 5.30%, due 12/21/06 (k)                              257,975        257,975
Royal Bank of Canada
 5.30%, due 12/22/06 (k)                              257,975        257,975
Royal Bank of Scotland
 5.29%, due 12/12/06 (k)                              257,976        257,976
Skandinaviska Enskilda Banken AB
 5.31%, due 11/3/06 (k)                               257,975        257,975
UBS AG
 5.28%, due 12/5/06 (k)                               128,987        128,987
                                                                ------------
Total Time Deposits
 (Cost $3,405,269)                                                 3,405,269
                                                                ------------
Total Short-Term Investments
 (Cost $17,985,676)                                               17,985,676
                                                                ------------
Total Investments
 (Cost $152,615,769) (l)                                109.7%   152,876,396(m)
Liabilities in Excess of
 Cash and Other Assets                                   (9.7)   (13,507,830)
                                                    ---------   ------------
Net Assets                                              100.0%  $139,368,566
                                                    =========   ============

++   Less than one tenth of a percent.
+++  Fifty percent of the Fund's liquid assets are maintained to cover "senior securities transactions" which may include,
     but are not limited to, forwards, TBA's, options and
     futures. This percentage is marked-to-market daily against the value of the Fund's "senior securities" holdings to
     ensure proper coverage for these transactions.
(a)  Floating rate. Rate shown is the rate in effect at October
     31, 2006.
(b)  May be sold to institutional investors only under Rule 144a or securities offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(c)  Issue in default.
(d)  Represents a security, or a portion thereof, which is out on loan.
(e)  Illiquid security. The total market value of these
     securities at October 31, 2006 is $13,189, which represents
     0.0% of the Fund's net assets.
(f)  ACES--Alternative Credit Enhancement Structure.
(g)  TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The
     actual principal amount and maturity date will be determined upon settlement. The market value of these securities at
     October 31, 2006 is $8,669,934.
(h)  Yankee Bond--dollar-denominated bond issued in the United
     States by a foreign bank or corporation.
(i)  Non-income producing security.
(j)  Fair valued security. The total market value of these
     securities at October 31, 2006 is $12, which reflects 0.0%
     of the Fund's net assets.
(k)  Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(l)  The cost for federal income tax purposes is $152,617,153.
(m)  At October 31, 2006, net unrealized appreciation was
     $259,243 based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value
     over cost of $1,322,693 and aggregate gross unrealized
     depreciation for all investments on which there was an
     excess of cost over market value of $1,063,450.

 154   MainStay Intermediate Term Bond Fund           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2006

ASSETS:
Investment in securities, at value (identified
  cost
  $152,615,769) including $5,731,915 market
  value of securities loaned                    $152,876,396
Cash denominated in foreign currencies
  (identified cost $1,887)                             1,891
Cash                                                  40,486
Receivables:
  Investment securities sold                       4,433,267
  Dividends and interest                           1,099,990
  Fund shares sold                                    65,660
Other assets                                          12,224
                                                -------------
    Total assets                                 158,529,914
                                                -------------
LIABILITIES:
Securities lending collateral                      5,850,087
Payables:
  Investment securities purchased                 13,078,023
  Manager (See Note 3)                                70,549
  Professional fees                                   26,653
  Shareholder communication                           11,868
  Custodian                                            9,790
  NYLIFE Distributors (See Note 3)                     5,793
  Transfer agent (See Note 3)                          5,107
  Directors                                            1,929
Accrued expenses                                       7,572
Dividend payable                                      93,977
                                                -------------
    Total liabilities                             19,161,348
                                                -------------
Net assets                                      $139,368,566
                                                =============

COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001 per share)
  1 billion shares authorized:
  Class A                                       $        972
  Class B                                                299
  Class C                                                150
  Class I                                             12,880
Additional paid-in capital                       148,749,454
Accumulated undistributed net investment
  income                                             324,100
Accumulated net realized loss on investments
  and foreign currency transactions               (9,979,920)
Net unrealized appreciation on investments           260,627
Net unrealized appreciation on translation of
  other assets and liabilities in foreign
  currencies                                               4
                                                -------------
Net assets                                      $139,368,566
                                                =============
CLASS A
Net assets applicable to outstanding shares     $  9,467,689
                                                =============
Shares of capital stock outstanding                  971,615
                                                =============
Net asset value per share outstanding           $       9.74
Maximum sales charge (4.50% of offering price)          0.46
                                                -------------
Maximum offering price per share outstanding    $      10.20
                                                =============
CLASS B
Net assets applicable to outstanding shares     $  2,912,446
                                                =============
Shares of capital stock outstanding                  298,545
                                                =============
Net asset value and offering price per share
  outstanding                                   $       9.76
                                                =============
CLASS C
Net assets applicable to outstanding shares     $  1,463,744
                                                =============
Shares of capital stock outstanding                  149,942
                                                =============
Net asset value and offering price per share
  outstanding                                   $       9.76
                                                =============
CLASS I
Net assets applicable to outstanding shares     $125,524,687
                                                =============
Shares of capital stock outstanding               12,879,507
                                                =============
Net asset value and offering price per share
  outstanding                                   $       9.75
                                                =============

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                    www.mainstayfunds.com    155

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2006

INVESTMENT INCOME:
INCOME:
  Interest                                       $ 6,833,014
  Income from securities loaned--net                  16,741
  Dividends                                            9,000
                                                 -----------
    Total income                                   6,858,755
                                                 -----------
EXPENSES:
  Manager (See Note 3)                               817,397
  Professional fees                                   61,219
  Registration                                        53,784
  Transfer agent--Classes A, B and C (See Note
    3)                                                42,533
  Transfer agent--Class I (See Note 3)                 1,093
  Custodian                                           40,953
  Distribution--Class B (See Note 3)                  24,624
  Distribution--Class C (See Note 3)                  10,440
  Distribution/Service--Class A (See Note 3)          22,276
  Service--Class B (See Note 3)                        8,208
  Service--Class C (See Note 3)                        3,480
  Shareholder communication                           27,431
  Directors                                            9,956
  Miscellaneous                                       19,465
                                                 -----------
    Total expenses before waiver/reimbursement     1,142,859
  Expense waiver/reimbursement from Manager
    (See Note 3)                                     (99,825)
                                                 -----------
    Net expenses                                   1,043,034
                                                 -----------
Net investment income                              5,815,721
                                                 -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS:
Net realized loss on:
  Security transactions                           (1,336,459)
  Foreign currency transactions                         (424)
                                                 -----------
Net realized loss on investments and foreign
  currency transactions                           (1,336,883)
                                                 -----------
Net change in unrealized depreciation on:
  Security transactions                            1,645,311
  Translation of other assets and liabilities
    in foreign currencies and foreign currency
    forward contracts                                     27
                                                 -----------
Net change in unrealized depreciation on
  investments and foreign currency transactions    1,645,338
                                                 -----------
Net realized and unrealized gain on investments
  and foreign currency transactions                  308,455
                                                 -----------
Net increase in net assets resulting from
  operations                                     $ 6,124,176
                                                 ===========

 156   MainStay Intermediate Term Bond Fund           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED OCTOBER 31, 2006 AND OCTOBER 31, 2005

                                        2006           2005
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income          $  5,815,721   $  5,404,429
 Net realized gain (loss) on
  investments and foreign
  currency transactions           (1,336,883)       958,313
 Net change in unrealized
  appreciation (depreciation)
  on investments and foreign
  currency transactions            1,645,338     (4,581,797)
                                ---------------------------
 Net increase in net assets
  resulting from operations        6,124,176      1,780,945
                                ---------------------------

Dividends to shareholders:
 From net investment income:
   Class A                          (343,441)      (255,680)
   Class B                          (101,160)       (93,542)
   Class C                           (41,743)       (36,913)
   Class I                        (5,267,060)    (4,971,489)
                                ---------------------------
 Total dividends to
  shareholders                    (5,753,404)    (5,357,624)
                                ---------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                         2,796,743      3,766,852
   Class B                           670,677      2,728,587
   Class C                           603,014      1,376,846
   Class I                        21,423,532     19,210,142
 Net asset value of shares issued to
  shareholders in reinvestment of dividends:
   Class A                           307,644        229,745
   Class B                            77,836         75,781
   Class C                            29,895         29,403
   Class I                         4,170,440      3,972,650
                                ---------------------------
                                  30,079,781     31,390,006
 Cost of shares redeemed:
   Class A                        (2,703,261)    (3,788,902)
   Class B                        (1,222,241)    (1,077,851)
   Class C                          (883,532)      (598,670)
   Class I                       (15,549,122)   (59,445,099)
                                ---------------------------
                                 (20,358,156)   (64,910,522)
 Net asset value of shares converted (See
  Note 1):
   Class A                           983,273             --
   Class B                          (983,273)            --
   Increase (decrease) in net
    assets derived from
    capital share transactions     9,721,625    (33,520,516)
                                ---------------------------
   Net increase (decrease) in
    net assets                    10,092,397    (37,097,195)

                                        2006           2005

NET ASSETS:
Beginning of year               $129,276,169   $166,373,364
                                ---------------------------
End of year                     $139,368,566   $129,276,169
                                ===========================
Accumulated undistributed net
 investment income at end of
 year                           $    324,100   $    225,712
                                ===========================

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                    www.mainstayfunds.com    157

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                       CLASS A
                                                       ---------------------------------------
                                                                                   JANUARY 2,
                                                                                      2004*
                                                                                     THROUGH
                                                       YEAR ENDED OCTOBER 31,      OCTOBER 31,
                                                         2006          2005           2004
Net asset value at beginning of period                  $ 9.72        $ 9.98         $ 9.86
                                                       --------      --------      -----------
Net investment income                                     0.39          0.34           0.25
Net realized and unrealized gain (loss) on
  investments                                             0.00(a)      (0.28)          0.12
Net realized and unrealized loss on foreign currency
  transactions                                           (0.00)(a)        --             --
                                                       --------      --------      -----------
Total from investment operations                          0.39          0.06           0.37
                                                       --------      --------      -----------
Less dividends:
  From net investment income                             (0.37)        (0.32)         (0.25)
                                                       --------      --------      -----------
Net asset value at end of period                        $ 9.74        $ 9.72         $ 9.98
                                                       ========      ========      ===========
Total investment return (b)                               4.14%         0.63%          3.79%(c)
Ratios (to average net assets)/Supplemental Data:
  Net investment income                                   3.94%         3.45%          2.89%+
  Net expenses                                            1.10%         1.08%          1.19%+
  Expenses (before waiver/reimbursement)                  1.32%         1.41%          1.37%+
Portfolio turnover rate                                    146%(d)       192%(d)        193%
Net assets at end of period (in 000's)                  $9,468        $8,062         $8,084

                                                                       CLASS C
                                                       ---------------------------------------
                                                                                   JANUARY 2,
                                                                                      2004*
                                                                                     THROUGH
                                                       YEAR ENDED OCTOBER 31,      OCTOBER 31,
                                                         2006          2005           2004
Net asset value at beginning of period                  $ 9.73        $ 9.99         $ 9.86
                                                       --------      --------      -----------
Net investment income                                     0.32          0.26           0.19
Net realized and unrealized gain (loss) on
  investments                                             0.01         (0.27)          0.13
Net realized and unrealized loss on foreign currency
  transactions                                           (0.00)(a)        --             --
                                                       --------      --------      -----------
Total from investment operations                          0.33         (0.01)          0.32
                                                       --------      --------      -----------
Less dividends:
  From net investment income                             (0.30)        (0.25)         (0.19)
                                                       --------      --------      -----------
Net asset value at end of period                        $ 9.76        $ 9.73         $ 9.99
                                                       ========      ========      ===========
Total investment return (b)                               3.46%        (0.11%)         3.25%(c)
Ratios (to average net assets)/Supplemental Data:
  Net investment income                                   3.19%         2.70%          2.14%+
  Net expenses                                            1.85%         1.83%          1.94%+
  Expenses (before waiver/reimbursement)                  2.07%         2.16%          2.12%+
Portfolio turnover rate                                    146%(d)       192%(d)        193%
Net assets at end of period (in 000's)                  $1,464        $1,708         $  937

*    Commencement of operations.
+    Annualized.
(a)  Less than one cent per share.
(b)  Total return is calculated exclusive of sales charges. Class I is not subject to sales charges.
(c)  Total return is not annualized.
(d)  The portfolio turnover rate not including mortgage dollar rolls was 64% and 76% for the years ended October 31, 2006 and 2005, respectively.
(e)  Per share data based on average shares outstanding during the period.

 158   MainStay Intermediate Term Bond Fund           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                   CLASS B
------------------------------------------------------------------------------
                                                                   JANUARY 2,
                                                                      2004*
                                                                     THROUGH
            YEAR ENDED OCTOBER 31,                                 OCTOBER 31,
      2006                           2005                             2004
     $ 9.73                         $ 9.99                           $ 9.86
     ------                         ------                         -----------
       0.32                           0.26                             0.19
       0.01                          (0.27)                            0.13
      (0.00)(a)                         --                               --
     ------                         ------                         -----------
       0.33                          (0.01)                            0.32
     ------                         ------                         -----------
      (0.30)                         (0.25)                           (0.19)
     ------                         ------                         -----------
     $ 9.76                         $ 9.73                           $ 9.99
     ======                         ======                         ===========
       3.46%                         (0.11%)                           3.25%(c)
       3.19%                          2.70%                            2.14%+
       1.85%                          1.83%                            1.94%+
       2.07%                          2.16%                            2.12%+
        146%(d)                        192%(d)                          193%
     $2,912                         $4,359                           $2,732

                              CLASS I
--------------------------------------------------------------------
                       YEAR ENDED OCTOBER 31,
      2006          2005          2004          2003          2002
    $   9.72      $  10.00      $   9.83      $   9.66      $  10.32
    --------      --------      --------      --------      --------
        0.41          0.38          0.34          0.36(e)       0.45(e)
        0.03         (0.28)         0.17          0.18         (0.30)
       (0.00)(a)        --            --            --            --
    --------      --------      --------      --------      --------
        0.44          0.10          0.51          0.54          0.15
    --------      --------      --------      --------      --------
       (0.41)        (0.38)        (0.34)        (0.37)        (0.81)
    --------      --------      --------      --------      --------
    $   9.75      $   9.72      $  10.00      $   9.83      $   9.66
    ========      ========      ========      ========      ========
        4.70%         0.97%         5.30%         5.69%         1.73%
        4.34%         3.81%         3.33%         3.66%         4.62%
        0.70%         0.72%         0.75%         0.75%         0.75%
        0.76%         0.86%         0.93%         0.90%         0.91%
         146%(d)       192%(d)       193%          153%          159%
    $125,525      $115,147      $154,620      $133,041      $130,813

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                    www.mainstayfunds.com    159

MAINSTAY SHORT TERM BOND FUND
INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM. PERFORMANCE DATA SHOWN EXCLUDING SALES CHARGES DOES NOT REFLECT THE DEDUCTION OF ANY SALES LOAD, WHICH IF REFLECTED, WOULD REDUCE PERFORMANCE QUOTED.

CLASS A SHARES--MAXIMUM 3% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL           ONE    FIVE     TEN
TOTAL RETURNS            YEAR   YEARS   YEARS
---------------------------------------------
With sales charges       0.45%  1.25%   3.67%
Excluding sales charges  3.55   1.86    3.99

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                   MAINSTAY SHORT TERM         CITIGROUP 1-3 YEAR        CITIGROUP 1-3 YEAR U.S.
                                                        BOND FUND                TREASURY INDEX           TREASURY AGENCY INDEX
                                                   -------------------         ------------------        -----------------------
10/31/96                                                   9700                       10000                       10000
                                                          10264                       10644                       10644
                                                          10949                       11464                       11459
                                                          11196                       11805                       11804
                                                          11844                       12520                       12544
                                                          13080                       13875                       13931
                                                          13466                       14557                       14641
                                                          13694                       14848                       14958
                                                          13841                       15104                       15240
                                                          13854                       15200                       15352
10/31/06                                                  14346                       15829                       16007

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
                          3.83%  2.21%   4.28%

(PERFORMANCE GRAPH)

                                                   MAINSTAY SHORT TERM         CITIGROUP 1-3 YEAR        CITIGROUP 1-3 YEAR U.S.
                                                        BOND FUND                TREASURY INDEX           TREASURY AGENCY INDEX
                                                   -------------------         ------------------        -----------------------
10/31/96                                                  10000                       10000                       10000
                                                          10606                       10644                       10644
                                                          11330                       11464                       11459
                                                          11614                       11805                       11804
                                                          12317                       12520                       12544
                                                          13633                       13875                       13931
                                                          14070                       14557                       14641
                                                          14344                       14848                       14958
                                                          14558                       15104                       15240
                                                          14644                       15200                       15352
10/31/06                                                  15205                       15829                       16007

                                                         ONE    FIVE     TEN
BENCHMARK PERFORMANCE                                    YEAR   YEARS   YEARS
-----------------------------------------------------------------------------

Citigroup 1-3 Year Treasury Index(1)                     4.13%  2.67%   4.70%
Citigroup 1-3 Year U.S. Treasury Agency Index(2)         4.27   2.82    4.82
Average Lipper short U.S. government fund(3)             3.85   2.35    4.26

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges as explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 3.00% and an annual 12b-1 fee of .25%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors/Trustees. The Manager may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to this agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense. From inception (1/2/91) through 12/31/03, performance for Class A shares (first offered 1/2/04) includes the historical performance of Class I shares adjusted to reflect the applicable sales charge and fees and expenses for Class A shares.
1. The Citigroup 1-3 Year Treasury Index is an unmanaged index that consists of U.S. Treasury notes and bonds with maturities of one year or greater, but less than three years (minimum amount outstanding is $1 billion per issue). Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
2. The Citigroup 1-3 Year U.S. Treasury Agency Index is an unmanaged index that consists of U.S. Treasury notes (minimum amount outstanding is $1 billion per issue) and agency securities (minimum amount outstanding is $200 million per issue) with maturities of one year or greater, but less than three years. Results assume reinvestment of all income and capital gains. The Citigroup 1-3 Year U.S. Treasury Agency Index is considered to be the Fund's broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
3. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

 160   MainStay Short Term Bond Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY SHORT TERM BOND FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2006, to October 31, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2006, to October 31, 2006.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended October 31, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                             ENDING ACCOUNT
                                                      ENDING ACCOUNT                          VALUE (BASED
                                                       VALUE (BASED                         ON HYPOTHETICAL
                                      BEGINNING          ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT          RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE            EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            5/1/06            10/31/06           PERIOD(1)           10/31/06           PERIOD(1)

CLASS A SHARES                        $1,000.00          $1,023.70            $4.59            $1,020.50             $4.58
----------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                        $1,000.00          $1,025.20            $3.06            $1,022.00             $3.06
----------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (0.90% for Class A and 0.60% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). In the absence of waivers and/or reimbursements, expenses would have been higher.



                                                   www.mainstayfunds.com     161

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2006

(PORTFOLIO COMPOSITION PIE CHART)

U.S. Government & Federal Agencies                                               86.8
Short-Term Investments (collateral from securities lending                        5.6
  is 3.6%)
Mortgage-Backed Securities                                                        5.1
Asset-Backed Securities                                                           0.7
Cash and Other Assets, Less Liabilities                                           1.8

See Portfolio of Investments on page 165 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2006 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  United States Treasury Note, 3.00%, due 11/15/07
 2.  United States Treasury Note, 4.50%, due 2/15/09
 3.  United States Treasury Note, 4.875%, due 5/31/08
 4. Federal National Mortgage Association, 4.00%, due 9/2/08
 5. Federal Home Loan Mortgage Corporation, 4.00%, due 8/17/07
 6.  United States Treasury Note, 3.375%, due 9/15/09
 7.  United States Treasury Note, 3.875%, due 9/15/10
 8. Federal National Mortgage Association, 4.75%, due 1/2/07
 9. Federal National Mortgage Association, 6.625%, due 9/15/09
10.  Fannie Mae (Collateralized Mortgage Obligation),
     Series 2006-B1, Class AB, 6.00%, due 6/25/16

 162   MainStay Short Term Bond Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Claude Athaide, Ph.D., CFA, and Gary Goodenough of MacKay Shields LLC

HOW DID MAINSTAY SHORT TERM BOND FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2006?

Excluding all sales charges, MainStay Short Term Bond Fund returned 3.55% for Class A shares for the 12 months ended October 31, 2006. Over the same period, Class I shares returned 3.83%. Both share classes underperformed the 4.27% return of Citigroup 1-3 Year U.S. Treasury Agency Index,(1) the Fund's broad-based securities-market index, for the 12-month reporting period. Both share classes also underperformed the 3.85% return of the average Lipper(2) short U.S. government fund for the 12 months ended October 31, 2006.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD?

According to preliminary estimates by the Bureau of Economic Analysis, real gross domestic product (GDP) increased by 3.05% during the four quarters ended September 30, 2006. The economy grew at a robust 5.6% seasonally adjusted annualized rate in the first quarter of 2006. Since then, growth has moderated, in part, because of the slowdown in the housing sector. Real gross domestic product increased at a 2.6% seasonally adjusted annualized rate in the second quarter and by 2.2% in the third quarter. Residential investment declined at an 18.0% seasonally adjusted annualized rate in the third quarter, the fourth consecutive quarter in which the sector made a negative contribution to GDP growth.

At the end of October 2005, the targeted federal funds rate was 3.75%. The Federal Open Market Committee (FOMC) met nine times during the 12 months ended October 31, 2006, and it raised the targeted federal funds rate by 25 basis points at each of the first six meetings. (A basis point is one-hundredth of a percentage point.) That brought the federal funds target rate to 5.25% in June 2006. Since then, the FOMC has opted to leave the federal funds target unchanged. Another significant Federal
Reserve development came in February 2006, when Dr. Bernanke succeeded Dr. Greenspan as chairman of the Federal Reserve Board of Governors.

Robust economic growth in the first quarter of 2006 and a string of higher-than-expected monthly inflation data contributed to a rise in Treasury yields across the maturity spectrum. Yields climbed above 5% in the spring of 2006. The yield on the two-year Treasury note peaked at 5.28% in late June. The deceleration in economic growth during the summer then prompted a sharp decline in yields. The two-year Treasury-note yield fell as low as 4.59% in early October. At the end of October 2006, the yield on the two-year Treasury note was 4.70%, or 31 basis points higher than a year earlier. The yield curve inverted during the year, as the yields available from two-year Treasurys exceeded their 10-year Treasury counterparts. At the end of October 2005, the con-stant maturity three-year Treasury rate was 10 basis points higher than the one-year rate. A year later, the relationship had reversed, and the one-year rate was 37 basis points higher than the three-year rate.

HOW DID THESE DYNAMICS AFFECT THE FUND'S PERFORMANCE DURING THE REPORTING
PERIOD?

The Fund benefited from the inversion of the yield curve. Unfortunately, our short-duration stance during the summer had a negative impact on returns. Declining yields during the reporting period more than offset our earlier gains from the Fund's short-duration posture. We have taken advantage of the recent increase in Treasury yields to raise the Fund's duration to 1.7 years, the same level as the Citigroup 1-3 year Treasury Agency Index.

Over the last six months, we reduced the Fund's holdings in agency securities from 37.5% to 24.2%. Over the same period, we raised the Fund's allocation in agency collateralized mortgage obligations from 5.1% to 10.9%, and the Fund's holdings in Treasurys from 42.4% to 51.6%.


The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. Funds that invest in bonds are subject to credit, inflation, and interest-rate risk and can lose principal value when interest rates rise. The Fund may experience a portfolio turnover of more than 100% and may generate taxable short-term capital gains. The Fund's use of securities lending presents the risk of default by the borrower, which may result in a loss to the Fund. See additional securities lending disclosure in the Notes to Financial Statements (Note 2).
1. See footnote on page 160 for more information on the Citigroup 1-3 Year U.S. Treasury Agency Index.
2. See footnote on page 160 for more information on Lipper Inc.

                                                   www.mainstayfunds.com     163

WHAT OTHER EVENTS AFFECTED THE SHORT-TERM MARKET?

As the pace of economic growth slowed during the summer, investors began to anticipate interest rate cuts. These expectations were reflected in the futures markets, but have receded following the release of the October 2006 Labor Department report, which indicated that job creation remained strong and that unemployment was declining.


The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ABOUT MAINSTAY SHORT TERM BOND FUND ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

 164   MainStay Short Term Bond Fund

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2006

                                                      PRINCIPAL
                                                         AMOUNT         VALUE
LONG-TERM BONDS (92.6%)+
ASSET-BACKED SECURITIES (0.7%)
-----------------------------------------------------------------------------
CONSUMER FINANCE (0.1%)
Harley-Davidson Motorcycle Trust
 Series 2002-1, Class A2
 4.50%, due 1/15/10                                 $   131,731   $   131,662
                                                                  -----------

CONSUMER LOANS (0.6%)
Atlantic City Electric Transition Funding LLC
 Series 2002-1, Class A1
 2.89%, due 7/20/10                                     459,651       449,973
                                                                  -----------
Total Asset-Backed Securities
 (Cost $591,671)                                                      581,635
                                                                  -----------

MORTGAGE-BACKED SECURITIES (5.1%)
-----------------------------------------------------------------------------
COMMERCIAL MORTGAGE LOANS
 (COLLATERALIZED MORTGAGE OBLIGATIONS) (5.1%)
Citigroup Commercial Mortgage Trust
 Series 2005-EMG, Class A1
 4.154%, due 9/20/51 (a)                                366,154       359,826
JP Morgan Chase Commercial Mortgage Securities
 Corp.
 Series 2004-CB9, Class A1
 3.475%, due 6/12/41                                  1,106,671     1,076,803
LB-UBS Commercial Mortgage Trust
 Series 2004-C2, Class A2
 3.246%, due 3/15/29                                    470,000       451,676
 Series 2004-C7, Class A1
 3.625%, due 10/15/29                                   483,906       472,886
Merrill Lynch Mortgage Trust
 Series 2004-MKB1, Class A1
 3.563%, due 2/12/42                                    977,727       955,487
Wachovia Bank Commercial Mortgage Trust
 Series 2004-C14, Class A1
 3.477%, due 8/15/41                                    708,965       692,169
                                                                  -----------
Total Mortgage-Backed Securities
 (Cost $4,100,450)                                                  4,008,847
                                                                  -----------
U.S. GOVERNMENT & FEDERAL AGENCIES (86.8%)
-----------------------------------------------------------------------------
V  FANNIE MAE (COLLATERALIZED MORTGAGE OBLIGATION) (3.0%)
 Series 2006-B1, Class AB
 6.00%, due 6/25/16                                   2,307,820     2,326,527
                                                                  -----------

FANNIE MAE GRANTOR TRUST
 (COLLATERALIZED MORTGAGE OBLIGATION) (0.9%)
 Series 1998-M6, Class A2
 6.32%, due 8/15/08 (b)                                 662,721       672,003
                                                                  -----------

                                                      PRINCIPAL
                                                         AMOUNT         VALUE
FEDERAL HOME LOAN MORTGAGE CORPORATION (7.8%)
V    4.00%, due 8/17/07                             $ 6,240,000   $ 6,181,619
                                                                  -----------

FEDERAL HOME LOAN MORTGAGE CORPORATION
 (MORTGAGE PASS-THROUGH SECURITY) (0.0%)++
 5.00%, due 1/1/07                                       24,337        24,258
                                                                  -----------

FEDERAL NATIONAL MORTGAGE ASSOCIATION (16.2%)
 3.15%, due 5/28/08                                     330,000       321,167
V    4.00%, due 9/2/08 (c)                            6,480,000     6,364,015
V    4.75%, due 1/2/07                                3,145,000     3,141,012
V    6.625%, due 9/15/09                              2,845,000     2,977,315
                                                                  -----------
                                                                   12,803,509
                                                                  -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITY) (0.8%)
 4.50%, due 11/1/18                                     615,515       596,759
                                                                  -----------

FREDDIE MAC (COLLATERALIZED MORTGAGE OBLIGATIONS) (5.0%)
 Series 2632, Class NH
 3.50%, due 6/15/13                                   1,757,711     1,671,115
 Series 2982, Class LC
 4.50%, due 1/15/25                                   2,304,879     2,274,225
                                                                  -----------
                                                                    3,945,340
                                                                  -----------
FREDDIE MAC REFERENCE REMIC
 (COLLATERALIZED MORTGAGE OBLIGATION) (2.0%)
 Series R001, Class AE
 4.375%, due 4/15/15                                  1,655,631     1,614,247
                                                                  -----------

UNITED STATES TREASURY NOTES (51.1%)
V    3.00%, due 11/15/07                             13,400,000    13,144,569
V    3.375%, due 9/15/09                              4,780,000     4,623,159
 3.625%, due 4/30/07                                    900,000       893,742
V    3.875%, due 9/15/10                              4,115,000     4,013,409
V    4.50%, due 2/15/09 (c)                           9,955,000     9,921,173
V    4.875%, due 5/31/08                              7,815,000     7,828,129
                                                                  -----------
                                                                   40,424,181
                                                                  -----------
Total U.S. Government & Federal Agencies
 (Cost $68,674,230)                                                68,588,443
                                                                  -----------
Total Long-Term Bonds
 (Cost $73,366,351)                                                73,178,925
                                                                  -----------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                    www.mainstayfunds.com    165

                                                      PRINCIPAL
                                                         AMOUNT         VALUE
SHORT-TERM INVESTMENTS (5.6%)
-----------------------------------------------------------------------------
COMMERCIAL PAPER (2.4%)
AIG Funding, Inc.
 5.24%, due 11/7/06                                 $ 1,620,000   $ 1,618,585
Fairway Finance Corp.
 5.289%, due 11/20/06 (d)                               149,382       149,382
Greyhawk Funding
 5.286%, due 11/13/06 (d)                                62,243        62,243
Jupiter Securitization Corp.
 5.303%, due 11/14/06 (d)                                62,243        62,243
                                                                  -----------
Total Commercial Paper
 (Cost $1,892,453)                                                  1,892,453
                                                                  -----------

                                                         SHARES
INVESTMENT COMPANY (0.9%)
BGI Institutional Money Market Fund (d)                 743,320       743,320
                                                                  -----------
Total Investment Company
 (Cost $743,320)                                                      743,320
                                                                  -----------
                                                      PRINCIPAL
                                                         AMOUNT
REPURCHASE AGREEMENT (0.2%)
Morgan Stanley & Co.
 5.42%, dated 10/31/06
 due 11/1/06
 Proceeds at Maturity $162,576 (Collateralized by
 various Corporate Bonds, with rates between
 0% - 8.40% and maturity dates between
 1/30/07 - 6/15/34, with a Principal Amount of
 $164,417 and a Market Value
 of $169,015) (d)                                   $   162,552       162,552
                                                                  -----------
Total Repurchase Agreement
 (Cost $162,552)                                                      162,552
                                                                  -----------
TIME DEPOSITS (2.1%)
Banco Bilbao Vizcaya Argentaria S.A.
 5.30%, due 1/9/07 (d)                                  124,485       124,485
Bank of America
 5.27%, due 11/21/06 (d)(e)                             124,485       124,485
Bank of Montreal
 5.28%, due 11/27/06 (d)                                124,485       124,485
Bank of Nova Scotia
 5.30%, due 11/10/06 (d)                                124,485       124,485
Barclays
 5.32%, due 1/18/07 (d)                                 124,485       124,485

                                                      PRINCIPAL
                                                         AMOUNT         VALUE
TIME DEPOSITS (CONTINUED)
Deutsche Bank AG
 5.27%, due 11/9/06 (d)                             $    87,139   $    87,139
Fortis Bank
 5.27%, due 11/6/06 (d)                                 248,970       248,970
Halifax Bank of Scotland
 5.30%, due 1/10/07 (d)                                 124,485       124,485
Lloyds TSB Bank PLC
 5.30%, due 12/21/06 (d)                                124,485       124,485
Royal Bank of Canada
 5.30%, due 12/22/06 (d)                                124,485       124,485
Royal Bank of Scotland
 5.29%, due 12/12/06 (d)                                124,485       124,485
Skandinaviska Enskilda Banken AB
 5.31%, due 11/3/06 (d)                                 124,485       124,485
UBS AG
 5.28%, due 12/5/06 (d)                                  62,242        62,242
                                                                  -----------
Total Time Deposits
 (Cost $1,643,201)                                                  1,643,201
                                                                  -----------
Total Short-Term Investments
 (Cost $4,441,526)                                                  4,441,526
                                                                  -----------
Total Investments
 (Cost $77,807,877) (f)                                    98.2%   77,620,451(g)
Cash and Other Assets,
 Less Liabilities                                           1.8     1,450,348
                                                    -----------   -----------
Net Assets                                                100.0%  $79,070,799
                                                    ===========   ===========

++   Less than one tenth of a percent.
(a)  May be sold to institutional investors only under Rule 144a or securities offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(b)  ACES--Alternative Credit Enhancement Structure.
(c)  Represents a security, or a portion thereof, which is out on loan.
(d)  Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(e)  Floating rate. Rate shown is the rate in effect at October
     31, 2006.
(f)  The cost for federal income tax purposes is $77,807,877.
(g)  At October 31, 2006, net unrealized depreciation was
     $187,426 based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value
     over cost of $169,518 and aggregate gross unrealized
     depreciation for all investments on which there was an
     excess of cost over market value of $356,944.

 166   MainStay Short Term Bond Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2006

ASSETS:
Investment in securities, at value (identified
  cost
  $77,807,877) including $2,766,584 market
  value of securities loaned                     $77,620,451
Cash                                                     496
Receivables:
  Investment securities sold                       3,711,384
  Dividends and interest                             703,990
  Fund shares sold                                   105,282
Other assets                                           8,370
                                                 ------------
    Total assets                                  82,149,973
                                                 ------------
LIABILITIES:
Securities lending collateral                      2,822,941
Payables:
  Manager (See Note 3)                                36,525
  Professional fees                                   23,643
  Fund shares redeemed                                13,917
  Shareholder communication                            7,411
  Custodian                                            3,224
  Transfer agent (See Note 3)                          2,547
  Directors                                            1,076
  NYLIFE Distributors (See Note 3)                     1,052
Accrued expenses                                       3,836
Dividend payable                                     163,002
                                                 ------------
    Total liabilities                              3,079,174
                                                 ------------
Net assets                                       $79,070,799
                                                 ============

COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001 per share)
  500 million shares authorized:
  Class A                                        $       534
  Class I                                              8,174
Additional paid-in capital                        83,132,571
Accumulated distributions in excess of net
  investment income                                  (63,510)
Accumulated net realized loss on investments      (3,819,544)
Net unrealized depreciation on investments          (187,426)
                                                 ------------
Net assets                                       $79,070,799
                                                 ============
CLASS A
Net assets applicable to outstanding shares      $ 4,850,126
                                                 ============
Shares of capital stock outstanding                  534,193
                                                 ============
Net asset value per share outstanding            $      9.08
Maximum sales charge (3.00% of offering price)          0.28
                                                 ------------
Maximum offering price per share outstanding     $      9.36
                                                 ============
CLASS I
Net assets applicable to outstanding shares      $74,220,673
                                                 ============
Shares of capital stock outstanding                8,174,353
                                                 ============
Net asset value and offering price per share
  outstanding                                    $      9.08
                                                 ============

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                    www.mainstayfunds.com    167

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2006

INVESTMENT INCOME:
INCOME:
  Interest                                        $3,603,603
  Income from securities loaned--net                  14,514
                                                  -----------
    Total income                                   3,618,117
                                                  -----------
EXPENSES:
  Manager (See Note 3)                               512,748
  Professional fees                                   48,585
  Transfer agent--Class A (See Note 3)                29,422
  Transfer agent--Class I (See Note 3)                 3,394
  Registration                                        30,814
  Shareholder communication                           17,192
  Custodian                                           13,488
  Distribution/Service--Class A (See Note 3)          12,213
  Directors                                            6,452
  Miscellaneous                                       14,269
                                                  -----------
    Total expenses before waiver/reimbursement       688,577
  Expense waiver/reimbursement from Manager (See
    Note 3)                                         (161,173)
                                                  -----------
    Net expenses                                     527,404
                                                  -----------
Net investment income                              3,090,713
                                                  -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments                    (781,246)
Net change in unrealized depreciation on
  investments                                        834,362
                                                  -----------
Net realized and unrealized gain on investments       53,116
                                                  -----------
Net increase in net assets resulting from
  operations                                      $3,143,829
                                                  ===========

 168   MainStay Short Term Bond Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED OCTOBER 31, 2006 AND OCTOBER 31, 2005

                                              2006           2005
DECREASE IN NET ASSETS:
Operations:
 Net investment income                $  3,090,713   $  2,476,024
 Net realized loss on investments         (781,246)    (1,158,947)
 Net change in unrealized
  depreciation on investments              834,362       (859,250)
                                      ---------------------------
 Net increase in net assets
  resulting from operations              3,143,829        457,827
                                      ---------------------------

Dividends to shareholders:
 From net investment income:
   Class A                                (157,577)      (124,005)
   Class I                              (2,922,802)    (2,367,842)
                                      ---------------------------
 Total dividends to shareholders        (3,080,379)    (2,491,847)
                                      ---------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                               1,503,332      3,212,541
   Class I                              10,312,958      8,051,111
 Net asset value of shares issued to
  shareholders in reinvestment of dividends:
   Class A                                 133,174        108,119
   Class I                               1,086,323      1,003,989
                                      ---------------------------
                                        13,035,787     12,375,760
 Cost of shares redeemed:
   Class A                              (2,884,793)    (2,321,279)
   Class I                             (23,395,865)   (16,362,058)
                                      ---------------------------
                                       (26,280,658)   (18,683,337)
   Decrease in net assets derived
    from capital share transactions    (13,244,871)    (6,307,577)
                                      ---------------------------
   Net decrease in net assets          (13,181,421)    (8,341,597)

NET ASSETS:
Beginning of year                       92,252,220    100,593,817
                                      ---------------------------
End of year                           $ 79,070,799   $ 92,252,220
                                      ===========================
Accumulated distributions in excess
 of net investment income at end of
 year                                 $    (63,510)  $    (92,884)
                                      ===========================

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                    www.mainstayfunds.com    169

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                       CLASS A
                                                       ---------------------------------------
                                                                                   JANUARY 2,
                                                                                      2004*
                                                                                     THROUGH
                                                       YEAR ENDED OCTOBER 31,      OCTOBER 31,
                                                         2006          2005           2004
Net asset value at beginning of period                  $ 9.06        $ 9.24         $ 9.32
                                                       --------      --------      -----------
Net investment income                                     0.30          0.20           0.06
Net realized and unrealized gain (loss) on
  investments                                             0.02         (0.19)         (0.01)
                                                       --------      --------      -----------
Total from investment operations                          0.32          0.01           0.05
                                                       --------      --------      -----------
Less dividends and distributions:
  From net investment income                             (0.30)        (0.19)         (0.12)
  Return of capital                                         --            --          (0.01)
                                                       --------      --------      -----------
Total dividends and distributions                        (0.30)        (0.19)         (0.13)
                                                       --------      --------      -----------
Net asset value at end of period                        $ 9.08        $ 9.06         $ 9.24
                                                       ========      ========      ===========
Total investment return (b)                               3.55%         0.09%          0.57%(c)
Ratios (to average net assets)/Supplemental Data:
  Net investment income                                   3.33%         2.16%          1.43%+
  Net expenses                                            0.90%         1.07%          1.00%+
  Expenses (before waiver/reimbursement)                  1.61%         1.36%          1.18%+
Portfolio turnover rate                                     95%(e)       151%           151%
Net assets at end of period (in 000's)                  $4,850        $6,085         $5,192

*    Commencement of operations.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges. Class I is not subject to sales charges.
(c)  Total return is not annualized.
(d)  Less than one cent per share.
(e)  The portfolio turnover rate not including mortgage dollar rolls is 93% for the year ended
     October 31, 2006.

 170   MainStay Short Term Bond Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                    CLASS I
-------------------------------------------------------------------------------
                            YEAR ENDED OCTOBER 31,
      2006                            2005                            2004
     $  9.07                         $  9.26                         $  9.31
     -------                         -------                         -------
        0.33                            0.24                            0.17
        0.01                           (0.19)                          (0.03)
     -------                         -------                         -------
        0.34                            0.05                            0.14
     -------                         -------                         -------
       (0.33)                          (0.24)                          (0.18)
          --                              --                           (0.01)
     -------                         -------                         -------
       (0.33)                          (0.24)                          (0.19)
     -------                         -------                         -------
     $  9.08                         $  9.07                         $  9.26
     =======                         =======                         =======
        3.83%                           0.59%                           1.50%
        3.63%                           2.63%                           1.83%
        0.60%                           0.60%                           0.60%
        0.76%                           0.77%                           0.78%
          95%(e)                         151%                            151%
     $74,221                         $86,167                         $95,402

                     CLASS I
---  ---------------------------------------
             YEAR ENDED OCTOBER 31,
      2003                            2002
     $  9.34                         $  9.57
     -------                         -------
        0.19                            0.29 (a)
       (0.01)                           0.00 (d)
     -------                         -------
        0.18                            0.29
     -------                         -------
       (0.21)                          (0.52)
          --                              --
     -------                         -------
       (0.21)                          (0.52)
     -------                         -------
     $  9.31                         $  9.34
     =======                         =======
        1.94%                           3.21%
        2.02%                           3.13%
        0.60%                           0.60%
        0.98%                           0.96%
         173%                            228%
     $35,532                         $37,201

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                    www.mainstayfunds.com    171

MAINSTAY BALANCED FUND
INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM. PERFORMANCE DATA SHOWN EXCLUDING SALES CHARGES DOES NOT REFLECT THE DEDUCTION OF ANY SALES LOAD, WHICH IF REFLECTED, WOULD REDUCE PERFORMANCE QUOTED.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
With sales charges        4.28%  8.44%   8.72%
Excluding sales charges  10.35   9.67    9.34

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                    MERRILL LYNCH
                                                                     CORPORATE &
                                                    BALANCED         GOVERNMENT
                                  MAINSTAY          COMPOSITE        1-10 YEARS          RUSSELL
                                BALANCED FUND         INDEX          BOND INDEX       MIDCAP INDEX      S&P 500 INDEX
                                -------------       ---------       -------------     ------------      -------------
10/31/96                             9450             10000             10000             10000             10000
                                    11800             12212             10761             12877             13211
                                    12699             13154             11750             13452             16117
                                    12705             13676             11857             15755             20253
                                    13820             15044             12630             19493             21487
                                    14548             15785             14428             15980             16136
                                    14828             15952             15286             14698             13698
                                    17767             19422             16078             19972             16548
                                    19197             22018             16756             22985             18107
                                    20916             24586             16817             27143             19686
10/31/06                            23081             28024             17601             31868             22903


                                   LIPPER
                                BALANCED FUND
                                    INDEX
                                -------------
10/31/96                            10000
                                    12025
                                    13319
                                    14992
                                    16174
                                    14759
                                    13634
                                    15844
                                    17144
                                    18372
10/31/06                            20632

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
With sales charges        4.49%  8.59%   8.54%
Excluding sales charges   9.49   8.87    8.54

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                    MERRILL LYNCH
                                                                     CORPORATE &
                                                    BALANCED         GOVERNMENT
                                  MAINSTAY          COMPOSITE        1-10 YEARS          RUSSELL
                                BALANCED FUND         INDEX          BOND INDEX       MIDCAP INDEX      S&P 500 INDEX
                                -------------       ---------       -------------     ------------      -------------
10/31/96                            10000             10000             10000             10000             10000
                                    12395             12212             10761             12877             13211
                                    13246             13154             11750             13452             16117
                                    13154             13676             11857             15755             20253
                                    14205             15044             12630             19493             21487
                                    14837             15785             14428             15980             16136
                                    15009             15952             15286             14698             13698
                                    17854             19422             16078             19972             16548
                                    19161             22018             16756             22985             18107
                                    20730             24586             16817             27143             19686
10/31/06                            22698             28024             17601             31868             22903


                                   LIPPER
                                BALANCED FUND
                                    INDEX
                                -------------
10/31/96                            10000
                                    12025
                                    13319
                                    14992
                                    16174
                                    14759
                                    13634
                                    15844
                                    17144
                                    18372
10/31/06                            20632

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
With sales charges        8.49%  8.87%   8.55%
Excluding sales charges   9.49   8.87    8.55

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                    MERRILL LYNCH
                                                                     CORPORATE &
                                                    BALANCED         GOVERNMENT
                                  MAINSTAY          COMPOSITE        1-10 YEARS          RUSSELL
                                BALANCED FUND         INDEX          BOND INDEX       MIDCAP INDEX      S&P 500 INDEX
                                -------------       ---------       -------------     ------------      -------------
10/31/96                            10000             10000             10000             10000             10000
                                    12398             12212             10761             12877             13211
                                    13251             13154             11750             13452             16117
                                    13158             13676             11857             15755             20253
                                    14211             15044             12630             19493             21487
                                    14845             15785             14428             15980             16136
                                    15014             15952             15286             14698             13698
                                    17871             19422             16078             19972             16548
                                    19175             22018             16756             22985             18107
                                    20737             24586             16817             27143             19686
10/31/06                            22706             28024             17601             31868             22903


                                   LIPPER
                                BALANCED FUND
                                    INDEX
                                -------------
10/31/96                            10000
                                    12025
                                    13319
                                    14992
                                    16174
                                    14759
                                    13634
                                    15844
                                    17144
                                    18372
10/31/06                            20632

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges as explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and

THE DISCLOSURE AND FOOTNOTES ON THE NEXT TWO PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 172   MainStay Balanced Fund

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
                         10.84%  10.06%  9.67%

(PERFORMANCE GRAPH)

                                                                    MERRILL LYNCH
                                                                     CORPORATE &
                                                    BALANCED         GOVERNMENT
                                  MAINSTAY          COMPOSITE        1-10 YEARS          RUSSELL
                                BALANCED FUND         INDEX          BOND INDEX       MIDCAP INDEX      S&P 500 INDEX
                                -------------       ---------       -------------     ------------      -------------
10/31/96                            10000             10000             10000             10000             10000
                                    12517             12212             10761             12877             13211
                                    13504             13154             11750             13452             16117
                                    13540             13676             11857             15755             20253
                                    14768             15044             12630             19493             21487
                                    15583             15785             14428             15980             16136
                                    15923             15952             15286             14698             13698
                                    19128             19422             16078             19972             16548
                                    20744             22018             16756             22985             18107
                                    22707             24586             16817             27143             19686
10/31/06                            25170             28024             17601             31868             22903


                                   LIPPER
                                BALANCED FUND
                                    INDEX
                                -------------
10/31/96                            10000
                                    12025
                                    13319
                                    14992
                                    16174
                                    14759
                                    13634
                                    15844
                                    17144
                                    18372
10/31/06                            20632

CLASS R1 SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
                         10.70%  9.94%   9.55%

(PERFORMANCE GRAPH)

                                                                    MERRILL LYNCH
                                                                     CORPORATE &
                                                    BALANCED         GOVERNMENT
                                  MAINSTAY          COMPOSITE        1-10 YEARS          RUSSELL
                                BALANCED FUND         INDEX          BOND INDEX       MIDCAP INDEX      S&P 500 INDEX
                                -------------       ---------       -------------     ------------      -------------
10/31/96                            10000             10000             10000             10000             10000
                                    12504             12212             10761             12877             13211
                                    13476             13154             11750             13452             16117
                                    13498             13676             11857             15755             20253
                                    14706             15044             12630             19493             21487
                                    15502             15785             14428             15980             16136
                                    15825             15952             15286             14698             13698
                                    18990             19422             16078             19972             16548
                                    20574             22018             16756             22985             18107
                                    22494             24586             16817             27143             19686
10/31/06                            24901             28024             17601             31868             22903


                                   LIPPER
                                BALANCED FUND
                                    INDEX
                                -------------
10/31/96                            10000
                                    12025
                                    13319
                                    14992
                                    16174
                                    14759
                                    13634
                                    15844
                                    17144
                                    18372
10/31/06                            20632

CLASS R2 SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
                         10.44%  9.66%   9.28%

(PERFORMANCE GRAPH)

                                                                    MERRILL LYNCH
                                                                     CORPORATE &
                                                    BALANCED         GOVERNMENT
                                  MAINSTAY          COMPOSITE        1-10 YEARS          RUSSELL
                                BALANCED FUND         INDEX          BOND INDEX       MIDCAP INDEX      S&P 500 INDEX
                                -------------       ---------       -------------     ------------      -------------
10/31/96                            10000             10000             10000             10000             10000
                                    12475             12212             10761             12877             13211
                                    13412             13154             11750             13452             16117
                                    13398             13676             11857             15755             20253
                                    14566             15044             12630             19493             21487
                                    15318             15785             14428             15980             16136
                                    15597             15952             15286             14698             13698
                                    18671             19422             16078             19972             16548
                                    20169             22018             16756             22985             18107
                                    21995             24586             16817             27143             19686
10/31/06                            24292             28024             17601             31868             22903


                                   LIPPER
                                BALANCED FUND
                                    INDEX
                                -------------
10/31/96                            10000
                                    12025
                                    13319
                                    14992
                                    16174
                                    14759
                                    13634
                                    15844
                                    17144
                                    18372
10/31/06                            20632

have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Class R1 shares are sold with no initial sales charge or CDSC and have no annual 12b-1 fee. Class R2 shares are sold with no initial sales charge or CDSC and have an annual 12b-1 fee of .25%. Class R1 and R2 shares are available only through corporate-sponsored retirement programs, which include certain minimum program requirements. Class R3 shares are sold with no initial sales charge or CDSC, have an annual 12b-1 fee of .50%, and are available in certain individual retirement accounts or in certain retirement plans.

Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors/Trustees. The Manager may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to this agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense. From inception (5/1/89) through 12/31/03, performance for Class A, B, R1, and R2 shares (each first offered 1/2/04) includes the historical performance of Class I shares adjusted to reflect the applicable sales charge (or CDSC) and fees and expenses for Class A, B, R1, and R2 shares. Prior to 4/28/06, the performance for Class R3

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE AND THE FOLLOWING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                   www.mainstayfunds.com     173

CLASS R3 SHARES--NO SALES CHARGES
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
                         10.17%  9.40%   9.01%

(PERFORMANCE GRAPH)

                                                                    MERRILL LYNCH
                                                                     CORPORATE &
                                                    BALANCED         GOVERNMENT
                                  MAINSTAY          COMPOSITE        1-10 YEARS          RUSSELL
                                BALANCED FUND         INDEX          BOND INDEX       MIDCAP INDEX      S&P 500 INDEX
                                -------------       ---------       -------------     ------------      -------------
10/31/96                            10000             10000             10000             10000             10000
                                    12442             12212             10761             12877             13211
                                    13343             13154             11750             13452             16117
                                    13299             13676             11857             15755             20253
                                    14417             15044             12630             19493             21487
                                    15122             15785             14428             15980             16136
                                    15360             15952             15286             14698             13698
                                    18341             19422             16078             19972             16548
                                    19771             22018             16756             22985             18107
                                    21513             24586             16817             27143             19686
10/31/06                            23701             28024             17601             31868             22903


                                   LIPPER
                                BALANCED FUND
                                    INDEX
                                -------------
10/31/96                            10000
                                    12025
                                    13319
                                    14992
                                    16174
                                    14759
                                    13634
                                    15844
                                    17144
                                    18372
10/31/06                            20632

                                                          ONE     FIVE     TEN
BENCHMARK PERFORMANCE                                    YEAR    YEARS    YEARS
-------------------------------------------------------------------------------

Balanced Composite Index(1)                              13.98%  12.17%   10.85%
Merrill Lynch Corporate & Government 1-10 Years Bond
  Index(2)                                                4.66    4.06     5.82
Russell Midcap Index(3)                                  17.41   14.80    12.29
S&P 500(R) Index(4)                                      16.34    7.26     8.64
Lipper Balanced Fund Index(5)                            12.30    6.93     7.51
Average Lipper mixed-asset target allocation growth
  fund(6)                                                12.47    6.59     7.21

shares includes the historical performance of Class I shares adjusted to reflect the fees and expenses for Class R3 shares. Prior to 1/2/04, the Fund offered Class L shares, which were subject to a 1.00% sales charge and a 1.00% CDSC on redemptions within one year of purchase. From inception through 12/29/02, performance for Class L shares (first offered 12/30/02) includes the historical performance of Class I shares adjusted to reflect the applicable sales charge, CDSC, and fees and expenses for Class L shares. Effective 1/02/04, all outstanding Class L shares of the Fund were converted to Class C shares, redesignated Class C shares, or both.
1. The Fund's Balanced Composite Index is consists of the Russell Midcap(R) Value Index and the Merrill Lynch Corporate & Government 1-10 Years Bond Index weighted 60%/40%. The Russell Midcap(R) Value Index is an unmanaged index that measures the performance of those Russell Midcap(R) companies with lower price-to-book ratios and lower forecasted growth values. Results assume that all income and capital gains are reinvested in the index or indices that produce them. The Fund's Balanced Composite Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index or a composite.
2. The Merrill Lynch Corporate & Government 1-10 Years Bond Index is a market-capitalization-weighted index that consists of U.S. government and fixed-coupon domestic investment-grade corporate bonds. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
3. The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which, in turn, is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
4. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
5. The Lipper Balanced Fund Index tracks the performance of the 30 largest balanced funds, with adjustments for the reinvestment of capital-gain and income distributions. An investment cannot be made directly in an index.
6. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING TWO PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 174   MainStay Balanced Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY BALANCED FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2006, to October 31, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2006, to October 31, 2006.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended October 31, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            5/1/06            10/31/06          PERIOD(1)           10/31/06           PERIOD(1)

CLASS A SHARES                        $1,000.00         $1,032.70           $ 6.76            $1,018.40            $ 6.72
---------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                        $1,000.00         $1,028.65           $10.58            $1,014.65            $10.51
---------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                        $1,000.00         $1,028.65           $10.58            $1,014.65            $10.51
---------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                        $1,000.00         $1,035.05           $ 4.36            $1,020.75            $ 4.33
---------------------------------------------------------------------------------------------------------------------------

CLASS R1 SHARES                       $1,000.00         $1,034.25           $ 4.87            $1,020.25            $ 4.84
---------------------------------------------------------------------------------------------------------------------------

CLASS R2 SHARES                       $1,000.00         $1,033.00           $ 6.15            $1,019.00            $ 6.11
---------------------------------------------------------------------------------------------------------------------------

CLASS R3 SHARES                       $1,000.00         $1,031.90           $ 7.58            $1,017.60            $ 7.53
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (1.32% for Class A, 2.07% for Class B and Class C, 0.85% for Class I, 0.95% for Class R1, 1.20% for Class R2, and 1.48% for Class R3) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). In the absence of waivers and/or reimbursements, expenses would have been higher.

                                                   www.mainstayfunds.com     175

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2006

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                                     59.9
Corporate Bonds                                                                   38.7
Short-Term Investments (collateral from securities lending                         7.5
  is 7.5%)
Federal Agenices                                                                   0.5
Yankee Bond                                                                       0.0*
Convertible Preferred Stock                                                       0.0*
Convertible Bond                                                                  0.0*
Warrants                                                                          0.0*
Liabilities in Excess of Cash and Other Assets                                    (6.6)

* Less than one-tenth of a percent.

See Portfolio of Investments on page 179 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2006 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  ALLTEL Corp., 7.00%, due 7/1/12
 2.  CIGNA Corp.
 3.  Clorox Co. (The)
 4.  AmerisourceBergen Corp.
 5.  IAC/InterActiveCorp
 6.  Mattel, Inc.
 7.  Entergy Corp.
 8.  M&T Bank Corp.
 9.  CenturyTel, Inc.
10.  Torchmark Corp.

 176   MainStay Balanced Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Tony Elavia and Joan M. Sabella of New York Life Investment Management LLC

HOW DID MAINSTAY BALANCED FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE 12-MONTH REPORTING PERIOD?

Excluding all sales charges, MainStay Balanced Fund returned 10.35% for Class A shares, 9.49% for Class B shares and 9.49% for Class C shares for the 12 months ended October 31, 2006. Over the same period, Class I shares returned 10.84%, Class R1 shares returned 10.70%, Class R2 shares returned 10.44%, and Class R3 shares returned 10.17%.(1) All share classes underperformed the 13.98% return of the Fund's Balanced Composite Index,(2) the Fund's broad-based securities-market index, for the 12-month reporting period. All share classes also underperformed the 12.47% return of the average Lipper(3) mixed-asset target allocation growth fund for the 12 months ended October 31, 2006.

DURING THE REPORTING PERIOD, WHICH EQUITY SECTORS WERE THE STRONGEST CONTRIBUTORS AND WHICH ONES WERE THE WEAKEST?

The equity portion of the Fund utilizes a proprietary quantitative investment process that focuses on a combination of valuation, operating, and trading factors. Sector holdings are a residual of the Fund's investment process and are not a product of top-down, macroeconomic analysis. The sector that contributed the most to the Fund's absolute performance during the reporting period was financials. Consumer discretionary and industrials were also strong. The equity sectors that contributed the least to the Fund's absolute performance were utilities, telecommunication services, and materials.

DURING THE REPORTING PERIOD, WHICH STOCKS WERE THE STRONGEST CONTRIBUTORS AND WHICH STOCKS WERE THE WEAKEST?

The strongest individual contributors to performance in the equity portion of the Fund's portfolio were Merck, ExxonMobil, and Swift Transportation. The weakest stocks in the equity portion of the portfolio included Reliant Energy, Lear, and Progressive.

WERE THERE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

The Fund selects securities using a proprietary investment process. Among the stocks that fit the Fund's purchase criteria during the reporting period were Nationwide Financial Services and American Financial Group. Among the stocks the Fund sold because of unattractive relative valuations, weakening operating results, and deteriorating price trends were Friedman Billings Ramsey and AmeriCredit.

HOW DID SECTOR WEIGHTINGS CHANGE IN THE EQUITY PORTION OF THE FUND DURING THE REPORTING PERIOD?

Weighting changes in the equity portion of the Fund are due to the Fund's proprietary quantitative security-selection process. During the 12-month reporting period, the equity portion of the Fund increased its exposure to the industrials and materials sectors relative to the Russell MidCap(R) Value Index.(4) Over the same period, the Fund's exposure to the energy sector declined substantially relative to the Index.

As of October 31, 2006, the equity portion of the Fund was overweighted relative to the Russell MidCap(R) Value Index in the financials and industrials sectors. On the same date, the Fund was significantly underweighted relative to the Index in utilities.


The Fund can invest in foreign securities, which may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. The Fund's use of securities lending presents the risk of default by the borrower, which may also result in a loss to the Fund. See additional securities lending disclosure in the Notes to Financial Statements (Note 2). The Fund invests in mid-cap stocks, which may be more volatile and less liquid than the securities of larger companies. Funds that invest in bonds are subject to interest-rate risk and can lose principal value when interest rates rise.
1. Class R3 shares were first offered April 28, 2006.
2. See footnote on page 174 for more information on the Fund's Balanced Composite Index.
3. See footnote on page 174 for more information on Lipper Inc.
4. See footnote 1 on page 174 for more information on the Russell Midcap(R) Value Index.

                                                   www.mainstayfunds.com     177

WERE THERE ANY SIGNIFICANT CHANGES TO THE BOND PORTION OF THE FUND DURING THE REPORTING PERIOD?

There were no significant changes to the bond portion of the Fund. The bond portion of the Fund maintained a duration of three to five years and a laddered maturity schedule. All bonds held by the Fund were investment grade on the date of purchase.


The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ABOUT MAINSTAY BALANCED FUND ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

 178   MainStay Balanced Fund

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2006

                                                      PRINCIPAL
                                                         AMOUNT            VALUE
LONG-TERM BONDS (39.2%)+
CONVERTIBLE BOND (0.0%)++
--------------------------------------------------------------------------------
INTERNET (0.0%)++
At Home Corp.
 4.75%, due 12/15/06 (a)(b)(c)                      $   177,810   $           18
                                                                  --------------
Total Convertible Bond
 (Cost $13,325)                                                               18
                                                                  --------------

CORPORATE BONDS (38.7%)
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE (0.8%)
General Dynamics Corp.
 4.50%, due 8/15/10                                     874,000          855,560
United Technologies Corp.
 6.50%, due 6/1/09                                    5,628,000        5,818,840
 7.125%, due 11/15/10                                 3,380,000        3,622,792
                                                                  --------------
                                                                      10,297,192
                                                                  --------------
AGRICULTURE (0.3%)
Altria Group, Inc.
 7.00%, due 11/4/13                                   2,000,000        2,191,776
Monsanto Co.
 7.375%, due 8/15/12                                  2,000,000        2,197,474
                                                                  --------------
                                                                       4,389,250
                                                                  --------------
AUTO PARTS & EQUIPMENT (0.3%)
Johnson Controls, Inc.
 6.30%, due 2/1/08                                    4,325,000        4,345,444
                                                                  --------------

BANKS (5.6%)
Bank of America Corp.
 7.40%, due 1/15/11                                   1,000,000        1,082,564
 7.80%, due 2/15/10                                   4,500,000        4,853,093
Bank One Corp.
 6.00%, due 8/1/08                                    5,247,000        5,328,785
 7.875%, due 8/1/10                                   7,000,000        7,626,360
Bank One N.A.
 6.25%, due 2/15/08                                   1,800,000        1,818,317
BankAmerica Corp.
 7.125%, due 3/1/09                                   1,660,000        1,730,643
BankBoston N.A.
 6.375%, due 3/25/08                                  1,000,000        1,014,431
FleetBoston Financial Corp.
 6.375%, due 5/15/08                                  3,000,000        3,049,335
 7.375%, due 12/1/09                                  1,200,000        1,274,972
JPMorgan Chase & Co.
 6.75%, due 8/15/08                                   1,405,000        1,439,720
Mellon Bank N.A.
 7.625%, due 9/15/07                                  1,311,000        1,334,633

                                                      PRINCIPAL
                                                         AMOUNT            VALUE
BANKS (CONTINUED)
Mellon Funding Corp.
 6.375%, due 2/15/10                                $ 1,960,000   $    2,038,602
 6.70%, due 3/1/08                                    2,026,000        2,059,457
SunTrust Banks, Inc.
 6.25%, due 6/1/08                                    5,000,000        5,065,870
U.S. Bancorp
 3.125%, due 3/15/08                                    437,000          424,464
 6.875%, due 9/15/07                                  3,000,000        3,027,978
U.S. Bank N.A.
 5.70%, due 12/15/08                                  1,747,000        1,767,585
 6.30%, due 7/15/08                                   3,305,000        3,364,877
 6.375%, due 8/1/11                                   2,500,000        2,625,873
Wachovia Bank N.A.
 7.80%, due 8/18/10                                   7,525,000        8,164,565
Wachovia Corp.
 6.15%, due 3/15/09                                   1,920,000        1,960,479
 6.25%, due 8/4/08                                    2,317,000        2,349,730
 6.375%, due 1/15/09                                  1,736,000        1,781,957
Wells Fargo & Co.
 3.50%, due 4/4/08                                      437,000          427,208
Wells Fargo Bank N.A.
 6.45%, due 2/1/11                                    3,847,000        4,036,034
 7.55%, due 6/21/10                                   5,000,000        5,397,630
                                                                  --------------
                                                                      75,045,162
                                                                  --------------
BEVERAGES (1.0%)
Anheuser-Busch Cos., Inc.
 5.375%, due 9/15/08 (d)                                900,000          900,689
 5.625%, due 10/1/10                                  1,500,000        1,524,186
 5.65%, due 9/15/08                                     454,000          456,857
 5.75%, due 4/1/10                                      655,000          667,390
 6.00%, due 4/15/11                                   2,110,000        2,176,222
 7.50%, due 3/15/12                                   4,200,000        4,634,032
 9.00%, due 12/1/09                                   1,190,000        1,317,237
PepsiCo., Inc.
 5.75%, due 1/15/08                                   1,747,000        1,759,196
                                                                  --------------
                                                                      13,435,809
                                                                  --------------
CHEMICALS (0.6%)
E.I. du Pont de Nemours & Co.
 3.375%, due 11/15/07                                   805,000          786,483
 4.75%, due 11/15/12                                  2,000,000        1,943,660
 6.75%, due 9/1/07                                    2,000,000        2,020,082
Praxair, Inc.
 6.50%, due 3/1/08                                    2,536,000        2,573,634
                                                                  --------------
                                                                       7,323,859
                                                                  --------------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial
statements.                                         www.mainstayfunds.com    179

                                                      PRINCIPAL
                                                         AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
--------------------------------------------------------------------------------
COMPUTERS (1.5%)
Computer Sciences Corp.
 6.25%, due 3/15/09                                 $ 1,012,000   $    1,026,351
Hewlett-Packard Co.
 5.50%, due 7/1/07                                    1,200,000        1,200,749
 6.50%, due 7/1/12                                    3,500,000        3,722,705
International Business Machines Corp.
 4.75%, due 11/29/12                                  1,500,000        1,470,339
 5.375%, due 2/1/09                                     958,000          964,567
 5.50%, due 1/15/09                                     467,000          471,698
 6.45%, due 8/1/07                                    6,664,000        6,704,490
 7.50%, due 6/15/13                                   3,940,000        4,432,476
                                                                  --------------
                                                                      19,993,375
                                                                  --------------
COSMETICS & PERSONAL CARE (0.4%)
Gillette Co. (The)
 2.875%, due 3/15/08                                    437,000          423,211
 3.50%, due 10/15/07                                  1,311,000        1,285,197
Procter & Gamble Co. (The)
 6.875%, due 9/15/09                                  3,877,000        4,060,688
                                                                  --------------
                                                                       5,769,096
                                                                  --------------
DIVERSIFIED FINANCIAL SERVICES (12.5%)
American Express Credit Corp.
 3.00%, due 5/16/08                                     874,000          846,272
Associates Corp. of N.A.
 6.25%, due 11/1/08                                   1,800,000        1,835,381
Bear Stearns Cos., Inc. (The)
 4.00%, due 1/31/08                                   1,092,000        1,076,249
 7.625%, due 12/7/09                                  3,250,000        3,477,354
 7.80%, due 8/15/07                                   2,000,000        2,037,470
Caterpillar Financial Services Corp.
 4.875%, due 6/15/07                                  1,725,000        1,719,685
CIT Group, Inc.
 4.75%, due 12/15/10                                    655,000          642,837
 5.50%, due 11/30/07                                  1,000,000        1,002,593
 5.875%, due 10/15/08                                 1,800,000        1,822,055
 6.875%, due 11/1/09                                  2,500,000        2,612,660
 7.375%, due 4/2/07                                   2,000,000        2,016,530
 7.75%, due 4/2/12                                    5,100,000        5,653,947
Citicorp
 6.375%, due 11/15/08                                 1,500,000        1,535,088
 7.20%, due 6/15/07                                   1,000,000        1,009,962
Citigroup Global Markets Holdings, Inc.
 6.50%, due 2/15/08                                   3,500,000        3,551,786
Citigroup, Inc.
 5.00%, due 3/6/07                                      655,000          654,088
 5.85%, due 8/2/16                                    1,500,000        1,552,160
 6.50%, due 1/18/11                                   1,474,000        1,549,314
 7.25%, due 10/1/10                                   2,000,000        2,146,584

                                                      PRINCIPAL
                                                         AMOUNT            VALUE
DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
Credit Suisse First Boston USA, Inc.
 6.125%, due 11/15/11                               $ 6,462,000   $    6,717,327
 6.50%, due 6/1/08                                    4,500,000        4,588,268
General Electric Capital Corp.
 4.25%, due 1/15/08                                     437,000          432,290
 5.375%, due 3/15/07                                    874,000          874,198
 6.50%, due 12/10/07                                  2,000,000        2,024,316
 6.875%, due 11/15/10                                 7,912,000        8,423,938
 7.375%, due 1/19/10                                  5,000,000        5,332,280
Goldman Sachs Group, Inc. (The)
 5.70%, due 9/1/12                                      874,000          890,454
 6.65%, due 5/15/09                                   2,430,000        2,518,447
 7.35%, due 10/1/09                                   7,650,000        8,101,136
 Series B
 7.80%, due 1/28/10                                   4,000,000        4,310,120
Heller Financial, Inc.
 7.375%, due 11/1/09                                  5,000,000        5,317,470
HSBC Finance Corp.
 5.875%, due 2/1/09                                     437,000          444,068
 6.375%, due 8/1/10                                   1,657,000        1,723,169
 6.375%, due 11/27/12                                 3,000,000        3,166,668
 6.40%, due 6/17/08                                   3,600,000        3,667,374
 6.50%, due 11/15/08                                  3,000,000        3,073,011
 6.75%, due 5/15/11                                   2,374,000        2,520,595
 8.00%, due 7/15/10                                   6,000,000        6,547,716
International Lease Finance Corp.
 4.50%, due 5/1/08                                      437,000          431,609
 5.625%, due 6/1/07                                     655,000          655,648
 6.375%, due 3/15/09                                  2,000,000        2,050,244
John Deere Capital Corp.
 3.90%, due 1/15/08                                     218,000          214,497
 6.00%, due 2/15/09                                   2,000,000        2,033,312
 7.00%, due 3/15/12                                     200,000          216,085
JP Morgan & Co., Inc.
 6.25%, due 2/15/11                                     262,000          271,675
JPMorgan Chase & Co
 5.25%, due 5/1/15                                    7,000,000        6,896,449
Lehman Brothers Holdings, Inc.
 5.06%, due 9/28/07 (e)                               2,000,000        1,986,040
 6.625%, due 1/18/12                                  2,491,000        2,646,760
 7.00%, due 2/1/08                                    4,143,000        4,218,958
 7.875%, due 8/15/10                                  4,100,000        4,458,438
 8.25%, due 6/15/07                                   1,000,000        1,017,722
Lehman Brothers, Inc.
 6.50%, due 4/15/08                                   1,600,000        1,625,062
Merrill Lynch & Co., Inc.
 4.95%, due 3/12/07 (e)                               1,000,000          993,590
 5.31%, due 3/2/09 (e)                                  437,000          422,050
 6.00%, due 2/17/09                                   8,337,000        8,475,886
 6.05%, due 5/16/16                                   6,800,000        7,061,494
 6.375%, due 10/15/08                                 1,112,000        1,135,341

 180   MainStay Balanced Fund       The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
Morgan Stanley
 5.80%, due 4/1/07                                  $   874,000   $      875,061
 6.75%, due 4/15/11                                   3,811,000        4,032,293
Pitney Bowes Credit Corp.
 5.75%, due 8/15/08                                     874,000          881,842
SLM Corp.
 3.625%, due 3/17/08                                    437,000          426,794
 4.00%, due 1/15/09                                     437,000          426,109
 5.625%, due 4/10/07                                  2,000,000        2,002,266
 6.27%, due 1/31/14 (e)                                 874,000          831,908
Toyota Motor Credit Corp.
 5.50%, due 12/15/08                                  1,477,000        1,486,119
Wells Fargo Financial, Inc.
 5.875%, due 8/15/08                                  2,316,000        2,341,682
 6.85%, due 7/15/09                                     109,000          113,284
                                                                  --------------
                                                                     167,643,078
                                                                  --------------
ELECTRIC (0.5%)
Consolidated Edison Co. of New York
 7.50%, due 9/1/10                                    5,500,000        5,923,913
Interstate Power & Light Co.
 6.625%, due 8/1/09                                   1,311,000        1,348,893
                                                                  --------------
                                                                       7,272,806
                                                                  --------------
ELECTRICAL COMPONENTS & EQUIPMENT (0.6%)
Emerson Electric Co.
 5.00%, due 10/15/08                                    262,000          260,749
 5.85%, due 3/15/09                                   2,386,000        2,425,887
 7.125%, due 8/15/10                                  4,500,000        4,804,943
                                                                  --------------
                                                                       7,491,579
                                                                  --------------
ELECTRONICS (0.2%)
Honeywell, Inc.
 7.00%, due 3/15/07                                   2,376,000        2,387,208
 7.125%, due 4/15/08                                    131,000          134,168
                                                                  --------------
                                                                       2,521,376
                                                                  --------------
FOOD (3.1%)
Campbell Soup Co.
 5.50%, due 3/15/07                                   3,405,000        3,406,549
 6.75%, due 2/15/11                                   3,450,000        3,643,145
Kellogg Co.
 Series B
 6.60%, due 4/1/11                                    7,500,000        7,908,705
Kraft Foods, Inc.
 6.25%, due 6/1/12                                    5,150,000        5,366,109
Nabisco, Inc.
 7.05%, due 7/15/07                                   2,028,000        2,043,932
 7.55%, due 6/15/15                                   7,680,000        8,765,276
Sara Lee Corp.
 6.00%, due 1/15/08                                   1,048,000        1,048,243

                                                      PRINCIPAL
                                                         AMOUNT            VALUE
FOOD (CONTINUED)
Sysco International Co.
 6.10%, due 6/1/12 (d)                              $ 3,060,000   $    3,186,583
Unilever Capital Corp.
 7.125%, due 11/1/10                                  5,700,000        6,094,565
                                                                  --------------
                                                                      41,463,107
                                                                  --------------
HEALTH CARE-PRODUCTS (0.2%)
Johnson & Johnson
 6.625%, due 9/1/09                                   2,371,000        2,473,145
                                                                  --------------

HOUSEHOLD PRODUCTS & WARES (0.2%)
Kimberly-Clark Corp.
 7.10%, due 8/1/07                                    3,245,000        3,288,376
                                                                  --------------

INSURANCE (0.4%)
Allstate Corp. (The)
 7.20%, due 12/1/09                                   1,900,000        2,012,125
John Hancock Financial Services, Inc.
 5.625%, due 12/1/08                                  2,640,000        2,663,646
                                                                  --------------
                                                                       4,675,771
                                                                  --------------
MACHINERY--CONSTRUCTION & MINING (0.7%)
Caterpillar, Inc.
 6.55%, due 5/1/11                                    3,915,000        4,124,402
 7.25%, due 9/15/09                                   4,347,000        4,594,740
                                                                  --------------
                                                                       8,719,142
                                                                  --------------
MACHINERY--DIVERSIFIED (1.0%)
Deere & Co.
 6.95%, due 4/25/14                                   5,000,000        5,502,375
 7.85%, due 5/15/10                                   7,808,000        8,473,452
                                                                  --------------
                                                                      13,975,827
                                                                  --------------
MEDIA (0.7%)
Gannett Co., Inc.
 6.375%, due 4/1/12                                   2,095,000        2,171,579
Walt Disney Co. (The)
 6.375%, due 3/1/12                                   7,000,000        7,373,415
                                                                  --------------
                                                                       9,544,994
                                                                  --------------
MISCELLANEOUS--MANUFACTURING (0.8%)
Honeywell International, Inc.
 7.50%, due 3/1/10                                    6,985,000        7,484,106
Illinois Tool Works, Inc.
 5.75%, due 3/1/09                                    3,090,000        3,137,141
                                                                  --------------
                                                                      10,621,247
                                                                  --------------
OIL & GAS (0.8%)
Atlantic Richfield Co.
 5.90%, due 4/15/09                                   1,000,000        1,019,645
ChevronTexaco Capital Co.
 3.50%, due 9/17/07                                     706,000          695,687

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial
statements.                                         www.mainstayfunds.com    181

                                                      PRINCIPAL
                                                         AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
--------------------------------------------------------------------------------
OIL & GAS (CONTINUED)
ConocoPhillips
 6.375%, due 3/30/09                                $ 2,160,000   $    2,219,465
 8.75%, due 5/25/10                                   4,440,000        4,952,660
Texaco Capital, Inc.
 5.50%, due 1/15/09                                   2,000,000        2,024,272
                                                                  --------------
                                                                      10,911,729
                                                                  --------------
PHARMACEUTICALS (0.2%)
Pharmacia Corp.
 5.875%, due 12/1/08                                    437,000          443,250
Warner-Lambert Co.
 6.00%, due 1/15/08                                   2,218,000        2,229,722
                                                                  --------------
                                                                       2,672,972
                                                                  --------------
RETAIL (1.4%)
Kohl's Corp.
 6.30%, due 3/1/11                                      612,000          634,858
Target Corp.
 5.375%, due 6/15/09                                  2,706,000        2,730,151
 5.40%, due 10/1/08                                   1,700,000        1,707,319
 7.50%, due 8/15/10                                   3,034,000        3,275,121
Wal-Mart Stores, Inc.
 6.875%, due 8/10/09                                 10,088,000       10,556,053
 7.25%, due 6/1/13                                      349,000          387,228
                                                                  --------------
                                                                      19,290,730
                                                                  --------------
SOFTWARE (0.3%)
First Data Corp.
 5.625%, due 11/1/11                                    661,000          675,547
 5.80%, due 12/15/08                                  1,725,000        1,743,226
 6.375%, due 12/15/07                                 2,133,000        2,146,818
                                                                  --------------
                                                                       4,565,591
                                                                  --------------
TELECOMMUNICATIONS (4.4%)
V  ALLTEL Corp.
 7.00%, due 7/1/12                                   12,000,000       12,674,556
Ameritech Capital Funding Corp.
 6.15%, due 1/15/08                                   1,916,000        1,929,435
AT&T Corp.
 7.30%, due 11/15/11                                  7,000,000        7,618,338
BellSouth Capital Funding Corp.
 7.75%, due 2/15/10                                   6,000,000        6,423,534
BellSouth Corp.
 6.00%, due 10/15/11                                  2,000,000        2,054,240
BellSouth Telecommunications, Inc.
 5.875%, due 1/15/09                                    262,000          265,190
GTE North, Inc.
 6.375%, due 2/15/10                                    437,000          447,403
Motorola, Inc.
 8.00%, due 11/1/11                                   6,000,000        6,692,166

                                                      PRINCIPAL
                                                         AMOUNT            VALUE
TELECOMMUNICATIONS (CONTINUED)
New York Telephone Co.
 6.125%, due 1/15/10                                $   874,000   $      885,451
Southwestern Bell Telephone Corp.
 6.625%, due 7/15/07                                  1,100,000        1,109,042
 7.00%, due 7/1/15                                    5,000,000        5,400,645
Verizon Communications, Inc.
 6.50%, due 9/15/11                                   5,000,000        5,152,945
Verizon Global Funding Corp.
 7.375%, due 9/1/12                                   7,000,000        7,690,697
                                                                  --------------
                                                                      58,343,642
                                                                  --------------
TEXTILES (0.2%)
Cintas Corp. No. 2
 6.00%, due 6/1/12                                    3,095,000        3,219,732
                                                                  --------------
Total Corporate Bonds
 (Cost $526,787,577)                                                 519,294,031
                                                                  --------------

FEDERAL AGENCIES (0.5%)
--------------------------------------------------------------------------------
FANNIE MAE (COLLATERALIZED MORTGAGE OBLIGATIONS) (0.1%)
 Series 2003-17, Class QT
 5.00%, due 8/25/27                                   1,031,000        1,022,212
 Series 2003-32, Class PG
 5.00%, due 10/25/27                                    437,000          432,041
                                                                  --------------
                                                                       1,454,253
                                                                  --------------
FEDERAL FARM CREDIT BANK (0.0%)++
 3.875%, due 5/7/10                                     655,000          634,356
                                                                  --------------
FEDERAL HOME LOAN BANKS (0.1%)
 3.75%, due 4/1/10                                      655,000          632,344
 3.875%, due 2/12/10                                    220,000          213,490
                                                                  --------------
                                                                         845,834
                                                                  --------------

FREDDIE MAC (COLLATERALIZED MORTGAGE OBLIGATIONS) (0.2%)
 Series 2734, Class JC
 3.50%, due 11/15/23                                    889,230          868,237
 Series 2579, Class PG
 4.00%, due 3/15/27                                     115,685          114,536
 Series 2719, Class WB
 4.50%, due 8/15/21                                   1,030,211          981,812
 Series 2589, Class GD
 5.00%, due 9/15/28                                     437,000          435,013
 Series 2600, Class MJ
 5.00%, due 9/15/29                                     437,000          427,391
                                                                  --------------
                                                                       2,826,989
                                                                  --------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
 (COLLATERALIZED MORTGAGE OBLIGATIONS) (0.1%)
 Series 2003-19, Class BE
 4.50%, due 11/20/28                                     22,683           22,598

 182   MainStay Balanced Fund       The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT            VALUE
FEDERAL AGENCIES (CONTINUED)
--------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
 (COLLATERALIZED MORTGAGE OBLIGATIONS) (CONTINUED)
 Series 2003-50, Class PC
 5.50%, due 3/16/32                                 $   874,000   $      875,997
                                                                  --------------
                                                                         898,595
                                                                  --------------
Total Federal Agencies
 (Cost $6,893,831)                                                     6,660,027
                                                                  --------------
YANKEE BOND (0.0%) (F)
--------------------------------------------------------------------------------
CHEMICALS (0.0%)++
Dow Capital B.V.
 8.50%, due 6/8/10                                      495,000          543,998
                                                                  --------------
Total Yankee Bond
 (Cost $559,706)                                                         543,998
                                                                  --------------
Total Long-Term Bonds
 (Cost $534,254,439)                                                 526,498,074
                                                                  --------------

                                                         SHARES
COMMON STOCKS (59.9%)
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE (1.9%)
Northrop Grumman Corp.                                  124,553        8,269,074
Raytheon Co.                                            164,419        8,212,729
United Technologies Corp.                               131,132        8,617,995
                                                                  --------------
                                                                      25,099,798
                                                                  --------------
AGRICULTURE (1.2%)
North Atlantic Trading Co., Inc. (c)(g)(h)(i)               130                1
Reynolds American, Inc. (d)                              88,102        5,564,522
UST, Inc. (d)                                           184,740        9,894,674
                                                                  --------------
                                                                      15,459,197
                                                                  --------------
APPAREL (0.3%)
Jones Apparel Group, Inc.                               108,044        3,608,670
                                                                  --------------
AUTO MANUFACTURERS (0.5%)
Ford Motor Co. (d)                                      772,632        6,397,393
                                                                  --------------

AUTO PARTS & EQUIPMENT (0.6%)
Autoliv, Inc.                                           143,580        8,165,395
                                                                  --------------
BANKS (4.5%)
Bank of America Corp.                                   163,894        8,828,970
Bank of New York Co., Inc. (The)                        242,156        8,322,902
Commerce Bancshares, Inc.                               179,848        8,904,274
First Citizens BancShares, Inc. Class A                   2,781          522,272
V  M&T Bank Corp.                                        90,028       10,966,311


                                                         SHARES            VALUE
BANKS (CONTINUED)
National City Corp.                                     239,427   $    8,918,656
State Street Corp.                                       73,592        4,726,814
U.S. Bancorp                                            255,470        8,645,105
                                                                  --------------
                                                                      59,835,304
                                                                  --------------
BEVERAGES (0.4%)
PepsiAmericas, Inc.                                     284,019        5,808,188
                                                                  --------------

BUILDING MATERIALS (0.5%)
Masco Corp.                                             225,610        6,238,116
                                                                  --------------

COMMERCIAL SERVICES (0.4%)
Quanta Services, Inc. (d)(g)                            132,911        2,432,271
United Rentals, Inc. (d)(g)                             115,658        2,739,938
                                                                  --------------
                                                                       5,172,209
                                                                  --------------
COMPUTERS (1.4%)
Hewlett-Packard Co.                                     229,505        8,891,024
International Business Machines Corp.                   102,982        9,508,328
                                                                  --------------
                                                                      18,399,352
                                                                  --------------
COSMETICS & PERSONAL CARE (0.7%)
Colgate-Palmolive Co.                                     5,138          328,678
Procter & Gamble Co. (The)                              136,998        8,684,303
                                                                  --------------
                                                                       9,012,981
                                                                  --------------
DIVERSIFIED FINANCIAL SERVICES (6.3%)
A.G. Edwards, Inc.                                      148,769        8,487,271
Bear Stearns Cos., Inc. (The)                            58,657        8,877,737
CIT Group, Inc.                                         170,693        8,884,571
Citigroup, Inc.                                         172,961        8,675,724
Countrywide Financial Corp.                               1,484           56,570
Goldman Sachs Group, Inc. (The)                          53,032       10,064,943
Janus Capital Group, Inc.                                96,228        1,932,258
JPMorgan Chase & Co.                                    184,163        8,736,693
Lehman Brothers Holdings, Inc.                          124,571        9,696,607
Merrill Lynch & Co., Inc.                               112,977        9,876,449
Morgan Stanley                                          123,936        9,472,428
                                                                  --------------
                                                                      84,761,251
                                                                  --------------
ELECTRIC (3.2%)
American Electric Power Co., Inc.                       125,305        5,191,386
Duke Energy Corp.                                       271,167        8,579,724
V  Entergy Corp.                                        128,451       11,024,949
NRG Energy, Inc. (d)(g)                                 216,065       10,403,530
PG&E Corp.                                                4,717          203,491
Wisconsin Energy Corp.                                  168,520        7,741,809
                                                                  --------------
                                                                      43,144,889
                                                                  --------------
ELECTRICAL COMPONENTS & EQUIPMENT (0.6%)
Emerson Electric Co.                                     98,704        8,330,618
                                                                  --------------

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial
statements.                                         www.mainstayfunds.com    183


                                                         SHARES            VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
ELECTRONICS (0.1%)
Avnet, Inc. (g)                                          78,007   $    1,847,206
                                                                  --------------
ENVIRONMENTAL CONTROL (1.3%)
Republic Services, Inc.                                 214,862        8,811,491
Waste Management, Inc.                                  233,340        8,745,583
                                                                  --------------
                                                                      17,557,074
                                                                  --------------
FOOD (1.2%)
General Mills, Inc.                                     160,449        9,116,712
Kraft Foods, Inc. Class A (d)                           201,115        6,918,356
                                                                  --------------
                                                                      16,035,068
                                                                  --------------
FOREST PRODUCTS & PAPER (0.1%)
MeadWestvaco Corp.                                       68,775        1,892,688
                                                                  --------------
HEALTH CARE-SERVICES (0.7%)
Aetna, Inc.                                             214,190        8,828,912
                                                                  --------------
HOUSEHOLD PRODUCTS & WARES (1.5%)
V  Clorox Co. (The)                                     181,569       11,722,095
Kimberly-Clark Corp.                                    129,206        8,594,783
                                                                  --------------
                                                                      20,316,878
                                                                  --------------
INSURANCE (11.0%)
Allstate Corp. (The)                                    142,027        8,714,777
Ambac Financial Group, Inc.                              77,188        6,444,426
American Financial Group, Inc.                           71,707        3,431,897
AmerUs Group Co.                                        147,572       10,105,731
Assurant, Inc. (d)                                      125,454        6,606,408
V  CIGNA Corp.                                          107,628       12,590,323
Genworth Financial, Inc. Class A                        234,718        7,848,970
Lincoln National Corp.                                  136,976        8,671,951
Loews Corp.                                             170,115        6,620,876
Nationwide Financial Services, Inc. Class A              58,489        2,978,260
Old Republic International Corp.                        371,179        8,362,663
PMI Group, Inc. (The)                                   235,847       10,058,874
Principal Financial Group, Inc.                         151,149        8,538,407
Prudential Financial, Inc.                              115,856        8,912,802
Radian Group, Inc.                                      170,896        9,108,757
SAFECO Corp.                                            133,073        7,743,518
StanCorp Financial Group, Inc.                          214,709        9,810,054
V  Torchmark Corp.                                      174,475       10,761,618
                                                                  --------------
                                                                     147,310,312
                                                                  --------------
INTERNET (1.2%)
Expedia, Inc. (g)                                       263,428        4,280,705
V  IAC/InterActiveCorp (d)(g)                           365,092       11,310,550
                                                                  --------------
                                                                      15,591,255
                                                                  --------------


                                                         SHARES            VALUE
IRON & STEEL (1.8%)
Nucor Corp.                                             137,936   $    8,056,842
Reliance Steel & Aluminum Co.                           175,509        6,028,734
Steel Dynamics, Inc.                                    166,827       10,027,971
                                                                  --------------
                                                                      24,113,547
                                                                  --------------
MACHINERY--DIVERSIFIED (0.8%)
Deere & Co.                                             101,821        8,668,022
Flowserve Corp. (g)                                      49,538        2,625,514
                                                                  --------------
                                                                      11,293,536
                                                                  --------------
MEDIA (2.0%)
CBS Corp. Class B                                       288,700        8,354,978
Clear Channel Communications, Inc.                      266,832        9,299,095
Gannett Co., Inc.                                       146,217        8,647,273
                                                                  --------------
                                                                      26,301,346
                                                                  --------------
METAL FABRICATE & HARDWARE (0.5%)
Commercial Metals Co.                                   262,601        6,987,813
                                                                  --------------

MISCELLANEOUS--MANUFACTURING (0.4%)
SPX Corp.                                                98,189        5,647,831
                                                                  --------------

OFFICE & BUSINESS EQUIPMENT (0.1%)
IKON Office Solutions, Inc.                              52,802          787,278
                                                                  --------------

OIL & GAS (2.6%)
Anadarko Petroleum Corp.                                184,694        8,573,495
Devon Energy Corp.                                      129,959        8,686,460
ExxonMobil Corp.                                        126,029        9,000,991
Sunoco, Inc.                                            126,062        8,336,480
W&T Offshore, Inc.                                       12,938          436,916
                                                                  --------------
                                                                      35,034,342
                                                                  --------------
PHARMACEUTICALS (2.5%)
V  AmerisourceBergen Corp.                              242,128       11,428,442
King Pharmaceuticals, Inc. (d)(g)                       210,189        3,516,462
Merck & Co., Inc.                                       201,028        9,130,692
Pfizer, Inc.                                            299,941        7,993,428
Watson Pharmaceuticals, Inc. (g)                         74,157        1,995,565
                                                                  --------------
                                                                      34,064,589
                                                                  --------------
REAL ESTATE INVESTMENT TRUSTS (1.2%)
Annaly Capital Management, Inc. (d)                     597,946        7,845,051
New Century Financial Corp. (d)                         224,747        8,850,537
                                                                  --------------
                                                                      16,695,588
                                                                  --------------
RETAIL (2.8%)
AutoNation, Inc. (d)(g)                                 388,624        7,791,911
Circuit City Stores, Inc. (d)                           317,307        8,560,943
Dillard's, Inc. Class A (d)                             309,001        9,322,560

 184   MainStay Balanced Fund       The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                                         SHARES            VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
RETAIL (CONTINUED)
OfficeMax, Inc.                                         217,783   $   10,362,115
United Auto Group, Inc.                                  60,036        1,379,627
                                                                  --------------
                                                                      37,417,156
                                                                  --------------
SAVINGS & LOANS (0.7%)
Astoria Financial Corp.                                 328,219        9,521,633
                                                                  --------------

SEMICONDUCTORS (0.4%)
Rambus, Inc. (d)(g)                                     324,043        5,366,152
                                                                  --------------
SOFTWARE (0.5%)
Fair Isaac Corp.                                        194,429        7,121,934
                                                                  --------------

TELECOMMUNICATIONS (1.7%)
V  CenturyTel, Inc. (d)                                 269,342       10,838,322
Crown Castle International Corp. (d)(g)                 140,702        4,734,622
Leap Wireless International, Inc. (g)                    25,921        1,437,579
Polycom, Inc. (g)                                       233,193        6,389,488
                                                                  --------------
                                                                      23,400,011
                                                                  --------------
TOYS, GAMES & HOBBIES (0.8%)
V  Mattel, Inc.                                         498,588       11,283,046
                                                                  --------------

TRANSPORTATION (1.3%)
Burlington Northern Santa Fe Corp.                        4,432          343,613
CSX Corp.                                                18,685          666,494
Laidlaw International, Inc.                             261,293        7,580,110
Union Pacific Corp.                                      91,568        8,298,808
                                                                  --------------
                                                                      16,889,025
                                                                  --------------
TRUCKING & LEASING (0.2%)
GATX Corp.                                               54,910        2,392,429
                                                                  --------------
Total Common Stocks
 (Cost $709,649,584)                                                 803,130,010
                                                                  --------------

CONVERTIBLE PREFERRED STOCK (0.0%)++
--------------------------------------------------------------------------------
INTERNET (0.0%)++
Globix Corp.
 11.00% (c)(g)(h)                                         1,182            3,945
                                                                  --------------
Total Convertible Preferred Stock
 (Cost $3,240)                                                             3,945
                                                                  --------------

                                                      NUMBER OF
                                                       WARRANTS            VALUE
WARRANTS (0.0%)++
--------------------------------------------------------------------------------
TELECOMMUNICATIONS (0.0%)++
UbiquiTel, Inc.
 Strike Price $22.74
 Expire 4/15/10 (g)(h)(j)                                    65   $            1
                                                                  --------------
Total Warrants
 (Cost $3,574)                                                                 1
                                                                  --------------
                                                      PRINCIPAL
                                                         AMOUNT
SHORT-TERM INVESTMENTS (7.5%)
--------------------------------------------------------------------------------
COMMERCIAL PAPER (1.5%)
Fairway Finance Corp.
 5.289%, due 11/20/06 (k)                           $ 2,344,525        2,344,525
Greyhawk Funding
 5.286%, due 11/13/06 (k)                             2,344,525        2,344,525
Jupiter Securitization Corp.
 5.303%, due 11/14/06 (k)                             2,344,525        2,344,525
Lexington Parker Capital Co.
 5.282%, due 11/8/06 (k)                              2,344,526        2,344,526
Liberty Street Funding Co.
 5.286%, due 11/27/06 (k)                             2,344,525        2,344,525
Old Line Funding LLC
 5.287%, due 11/15/06 (k)                             2,344,525        2,344,525
Sheffiled Receivables Corp.
 5.272%, due 11/8/06 (k)                              2,344,525        2,344,525
Yorktown Capital LLC
 5.282%, due 11/16/06 (k)                             3,516,788        3,516,788
                                                                  --------------
Total Commercial Paper
 (Cost $19,928,464)                                                   19,928,464
                                                                  --------------

                                                         SHARES
INVESTMENT COMPANY (2.1%)
BGI Institutional Money Market Fund (k)              27,961,418       27,961,418
                                                                  --------------
Total Investment Company
 (Cost $27,961,418)                                                   27,961,418
                                                                  --------------

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial
statements.                                         www.mainstayfunds.com    185

                                                      PRINCIPAL
                                                         AMOUNT            VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT (0.8%)
Morgan Stanley & Co.
 5.42%, dated 10/31/06
 due 11/1/06
 Proceeds at Maturity $10,002,620
 (Collateralized by various Corporate Bonds,
 with rates between 0% - 8.40% and
 maturity dates between 1/30/07 - 6/15/34,
 with a Principal Amount of
 $10,398,708 and a Market Value
 of $10,115,801) (k)                                $10,001,115   $   10,001,115
                                                                  --------------
Total Repurchase Agreement
 (Cost $10,001,115)                                                   10,001,115
                                                                  --------------
TIME DEPOSITS (3.1%)
Banco Bilbao Vizcaya Argentaria S.A.
 5.30%, due 1/9/07 (k)                                2,344,525        2,344,525
Bank of America
 5.27%, due 11/21/06 (e)(k)                           4,689,051        4,689,051
Bank of Montreal
 5.28%, due 11/27/06 (k)                              2,344,525        2,344,525
Bank of Nova Scotia
 5.30%, due 11/10/06 (k)                              2,344,525        2,344,525
Barclays
 5.32%, due 1/18/07 (k)                               3,516,788        3,516,788
Deutsche Bank AG
 5.27%, due 11/9/06 (k)                               2,344,525        2,344,525
Fortis Bank
 5.27%, due 11/6/06 (k)                               4,689,051        4,689,051
Halifax Bank of Scotland
 5.30%, due 1/10/07 (k)                               2,344,526        2,344,526
Lloyds TSB Bank PLC
 5.30%, due 12/21/06 (k)                              2,344,525        2,344,525
Royal Bank of Canada
 5.30%, due 12/22/06 (k)                              2,344,525        2,344,525
Royal Bank of Scotland
 5.29%, due 12/12/06 (k)                              2,344,525        2,344,525
Skandinaviska Enskilda Banken AB
 5.31%, due 11/3/06 (k)                               2,344,525        2,344,525
Societe Generale North America, Inc.
 5.28%, due 12/6/06 (k)                               4,689,051        4,689,051
UBS AG
 5.28%, due 12/5/06 (k)                               3,516,788        3,516,788
                                                                  --------------
Total Time Deposits
 (Cost $42,201,455)                                                   42,201,455
                                                                  --------------
Total Short-Term Investments
 (Cost $100,092,452)                                                 100,092,452
                                                                  --------------


                                                                           VALUE
Total Investments
 (Cost $1,344,003,289) (l)                                106.6%  $1,429,724,482(m)
Liabilities in Excess of
 Cash and Other Assets                                     (6.6)     (87,987,301)
                                                    -----------   --------------
Net Assets                                                100.0%  $1,341,737,181
                                                    ===========   ==============

++   Less than one tenth of a percent.
(a)  Issue in default.
(b)  Issuer in bankruptcy.
(c)  Fair valued security. The total market value of these
     securities at October 31, 2006 is $3,964, which reflects
     0.0% of the Fund's net assets.
(d)  Represents a security, or a portion thereof, which is out on loan.
(e)  Floating rate. Rate shown is the rate in effect at October
     31, 2006.
(f)  Yankee Bond--dollar-denominated bond issued in the United
     States by a foreign bank or corporation.
(g)  Non-income producing security.
(h)  Illiquid security. The total market value of these
     securities at October 31, 2006 is $3,947, which represents
     0.0% of the Fund's net assets.
(i)  Restricted security. (See Note 2 (O))
(j)  May be sold to institutional investors only under Rule 144a or securities offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(k)  Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(l)  The cost for federal income tax purposes is $1,345,572,011.
(m)  At October 31, 2006 net unrealized appreciation was
     $84,152,471, based on cost for federal income tax purposes.
     This consisted of aggregate gross unrealized appreciation
     for all investments on which there was an excess of market value over cost of $100,810,100 and aggregate gross
     unrealized depreciation for all investments on which there was an excess of cost over market value of $16,657,629.

 186   MainStay Balanced Fund       The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2006

ASSETS:
Investment in securities, at value
  (identified cost $1,344,003,289) including
  $96,257,585 market value of securities
  loaned                                      $1,429,724,482
Cash                                               4,851,744
Receivables:
  Dividends and interest                           9,956,633
  Investment securities sold                       2,702,551
  Fund shares sold                                 1,863,139
Other assets                                          56,610
                                              --------------
    Total assets                               1,449,155,159
                                              --------------
LIABILITIES:
Securities lending collateral                    100,092,452
Payables:
  Investment securities purchased                  3,829,632
  Fund shares redeemed                             1,643,932
  Manager (See Note 3)                               881,290
  NYLIFE Distributors (See Note 3)                   398,938
  Transfer agent (See Note 3)                        305,248
  Shareholder communication                          133,414
  Professional fees                                   88,345
  Trustees                                            17,438
  Custodian                                           13,337
Accrued expenses                                      13,952
                                              --------------
    Total liabilities                            107,417,978
                                              --------------
Net assets                                    $1,341,737,181
                                              ==============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per share)
  1 billion shares authorized:
  Class A                                     $      150,701
  Class B                                             56,139
  Class C                                             60,944
  Class I                                            134,746
  Class R1                                            38,914
  Class R2                                            39,277
  Class R3                                                 4
Additional paid-in capital                     1,220,125,044
Accumulated undistributed net investment
  income                                           2,268,530
Accumulated net realized gain on investments
  and futures transactions                        33,141,689
Net unrealized appreciation on investments        85,721,193
                                              --------------
Net assets                                    $1,341,737,181
                                              ==============
CLASS A
Net assets applicable to outstanding shares   $  420,694,305
                                              ==============
Shares of capital stock outstanding               15,070,106
                                              ==============
Net asset value per share outstanding         $        27.92
Maximum sales charge (5.50% of offering
  price)                                                1.62
                                              --------------
Maximum offering price per share outstanding  $        29.54
                                              ==============
CLASS B
Net assets applicable to outstanding shares   $  156,283,866
                                              ==============
Shares of capital stock outstanding                5,613,873
                                              ==============
Net asset value and offering price per share
  outstanding                                 $        27.84
                                              ==============
CLASS C
Net assets applicable to outstanding shares   $  169,609,314
                                              ==============
Shares of capital stock outstanding                6,094,419
                                              ==============
Net asset value and offering price per share
  outstanding                                 $        27.83
                                              ==============
CLASS I
Net assets applicable to outstanding shares   $  376,762,509
                                              ==============
Shares of capital stock outstanding               13,474,612
                                              ==============
Net asset value and offering price per share
  outstanding                                 $        27.96
                                              ==============
CLASS R1
Net assets applicable to outstanding shares   $  108,739,443
                                              ==============
Shares of capital stock outstanding                3,891,375
                                              ==============
Net asset value and offering price per share
  outstanding                                 $        27.94
                                              ==============
CLASS R2
Net assets applicable to outstanding shares   $  109,637,428
                                              ==============
Shares of capital stock outstanding                3,927,700
                                              ==============
Net asset value and offering price per share
  outstanding                                 $        27.91
                                              ==============
CLASS R3
Net assets applicable to outstanding shares   $       10,316
                                              ==============
Shares of capital stock outstanding                      370
                                              ==============
Net asset value and offering price per share
  outstanding                                 $        27.91*
                                              ==============

* Difference in the NAV recalculation and NAV stated is caused by rounding differences.

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                    www.mainstayfunds.com    187

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2006

INVESTMENT INCOME:
INCOME:
  Interest                                      $ 22,037,340
  Dividends                                       14,171,031
  Income from securities loaned--net                 119,111
                                                -------------
    Total income                                  36,327,482
                                                -------------
EXPENSES:
  Manager (See Note 3)                             9,129,452
  Distribution--Class B (See Note 3)               1,253,215
  Distribution--Class C (See Note 3)               1,208,375
  Distribution--Class R3 (See Note 3)                     13
  Distribution/Service--Class A (See Note 3)         966,611
  Service--Class B (See Note 3)                      417,738
  Service--Class C (See Note 3)                      402,792
  Distribution/Service--Class R2 (See Note 3)        224,841
  Distribution/Service--Class R3 (See Note 3)             13
  Transfer agent--Classes A, B and C (See Note
    3)                                             1,725,489
  Transfer agent--Classes I, R1, R2 and R3
    (See Note 3)                                     120,966
  Professional fees                                  309,224
  Shareholder communication                          288,259
  Registration                                       227,753
  Shareholder service--Class R1 (See Note 3)          98,929
  Shareholder service--Class R2 (See Note 3)          89,937
  Shareholder service--Class R3 (See Note 3)               5
  Trustees                                            86,204
  Custodian                                           70,572
  Miscellaneous                                       86,430
                                                -------------
    Total expenses before waiver                  16,706,818
  Expense waiver from Manager (See Note 3)           (17,532)
                                                -------------
    Net expenses                                  16,689,286
                                                -------------
Net investment income                             19,638,196
                                                -------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on:
  Security transactions                           34,336,651
  Futures transactions                                53,635
                                                -------------
Net realized gain on investments and futures
  transactions                                    34,390,286
                                                -------------
Net change in unrealized appreciation on
  investments                                     64,933,429
                                                -------------
Net realized and unrealized gain on
  investments and futures transactions            99,323,715
                                                -------------
Net increase in net assets resulting from
  operations                                    $118,961,911
                                                =============

 188   MainStay Balanced Fund       The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED OCTOBER 31, 2006 AND OCTOBER 31, 2005

                                             2006             2005
INCREASE IN NET ASSETS:
Operations:
 Net investment income             $   19,638,196   $   10,176,012
 Net realized gain on investments
  and futures transactions             34,390,286       49,334,339
 Net change in unrealized
  appreciation on investments          64,933,429      (13,294,038)
                                   -------------------------------
 Net increase in net assets
  resulting from operations           118,961,911       46,216,313
                                   -------------------------------

Dividends and distributions to shareholders:
 From net investment income:
   Class A                             (5,714,660)      (2,660,744)
   Class B                             (1,306,124)        (832,311)
   Class C                             (1,232,741)        (471,286)
   Class I                             (6,313,349)      (3,761,336)
   Class R1                            (1,838,678)        (976,758)
   Class R2                            (1,449,904)        (577,711)
   Class R3                                   (72)              --
 From net realized gain on investments:
   Class A                            (14,375,637)      (2,279,721)
   Class B                             (9,718,702)      (1,382,400)
   Class C                             (6,839,672)        (683,366)
   Class I                            (12,867,732)      (3,562,351)
   Class R1                            (3,523,938)        (760,703)
   Class R2                            (3,370,621)        (418,441)
                                   -------------------------------
 Total dividends and
  distributions to shareholders       (68,551,830)     (18,367,128)
                                   -------------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                            143,119,761      215,741,323
   Class B                             34,695,453      117,703,587
   Class C                             56,354,996      118,059,512
   Class I                            172,050,282      125,506,409
   Class R1                            38,768,840       53,826,419
   Class R2                            63,554,213       82,957,162
   Class R3                                10,000               --

                                             2006             2005
 Net asset value of shares issued in connection
  with acquisition of MainStay Strategic Value
  Fund:
   Class A                         $           --   $   15,888,219
   Class B                                     --       37,464,604
   Class C                                     --        1,601,141
 Net asset value of shares issued to
  shareholders in reinvestment of
  dividends and distributions:
   Class A                             17,368,513        4,224,161
   Class B                             10,056,010        2,015,263
   Class C                              5,697,641          867,629
   Class I                             18,921,043        7,213,127
   Class R1                             5,362,616        1,737,461
   Class R2                             4,805,575          996,137
   Class R3                                    72               --
                                   -------------------------------
                                      570,765,015      785,802,154
 Cost of shares redeemed:
   Class A                           (120,943,179)     (43,786,775)
   Class B                            (42,678,256)     (18,580,184)
   Class C                            (39,998,649)     (10,546,082)
   Class I                            (98,124,065)     (54,517,852)
   Class R1                           (17,015,533)     (10,443,471)
   Class R2                           (33,489,887)     (33,381,158)
                                   -------------------------------
                                     (352,249,569)    (171,255,522)
 Net asset value of shares converted (See Note
   1):
   Class A                             56,462,591
   Class B                            (56,462,591)
   Increase in net assets derived
    from capital share
    transactions                      218,515,446      614,546,632
                                   -------------------------------
   Net increase in net assets         268,925,527      642,395,817

NET ASSETS:
Beginning of year                   1,072,811,654      430,415,837
                                   -------------------------------
End of year                        $1,341,737,181   $1,072,811,654
                                   ===============================
Accumulated undistributed net
 investment income at end of year  $    2,268,530   $      513,722
                                   ===============================

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                    www.mainstayfunds.com    189

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                CLASS A
                                ---------------------------------------
                                                            JANUARY 2,
                                                               2004*
                                                              THROUGH
                                YEAR ENDED OCTOBER 31,      OCTOBER 31,
                                  2006          2005           2004
Net asset value at beginning
  of period                     $  26.90      $  25.41       $  24.45
                                --------      --------      -----------
Net investment income               0.44          0.35           0.19
Net realized and unrealized
  gain on investments               2.23          1.91           0.96
                                --------      --------      -----------
Total from investment
  operations                        2.67          2.26           1.15
                                --------      --------      -----------
Less dividends and
  distributions:
  From net investment income       (0.40)        (0.31)         (0.19)
  From net realized gain on
    investments                    (1.25)        (0.46)            --
                                --------      --------      -----------
Total dividends and
  distributions                    (1.65)        (0.77)         (0.19)
                                --------      --------      -----------
Net asset value at end of
  period                        $  27.92      $  26.90       $  25.41
                                ========      ========      ===========
Total investment return (b)        10.35%         8.96%          4.70%(c)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income             1.63%         1.32%          0.99%+
  Net expenses                      1.32%         1.32%          1.34%+#
  Expenses (before waiver)          1.32%         1.32%          1.34%+#
Portfolio turnover rate               55%           93%            42%
Net assets at end of period
  (in 000's)                    $420,694      $307,538       $108,204

                                                            CLASS I
                                ---------------------------------------------------------------
                                                    YEAR ENDED OCTOBER 31,
                                  2006          2005          2004          2003         2002
Net asset value at beginning
  of period                     $  26.94      $  25.43      $  24.07      $  20.41      $ 20.78
                                --------      --------      --------      --------      -------
Net investment income               0.53          0.45          0.34          0.38(a)      0.48
Net realized and unrealized
  gain on investments               2.27          1.94          1.68          3.67         0.00(d)
                                --------      --------      --------      --------      -------
Total from investment
  operations                        2.80          2.39          2.02          4.05         0.48
                                --------      --------      --------      --------      -------
Less dividends and
  distributions:
  From net investment income       (0.53)        (0.42)        (0.34)        (0.39)       (0.44)
  From net realized gain on
    investments                    (1.25)        (0.46)        (0.32)           --        (0.41)
                                --------      --------      --------      --------      -------
Total dividends and
  distributions                    (1.78)        (0.88)        (0.66)        (0.39)       (0.85)
                                --------      --------      --------      --------      -------
Net asset value at end of
  period                        $  27.96      $  26.94      $  25.43      $  24.07      $ 20.41
                                ========      ========      ========      ========      =======
Total investment return (b)        10.84%         9.46%         8.45%        20.13%        2.18%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income             2.11%         1.77%         1.42%         1.78%        2.30%
  Net expenses                      0.85%         0.86%         0.91%#        0.99%#       0.96%#
  Expenses (before waiver)          0.85%         0.86%         0.91%#        1.03%#       1.02%#
Portfolio turnover rate               55%           93%           42%           51%          62%
Net assets at end of period
  (in 000's)                    $376,763      $269,652      $180,262      $147,519      $83,906

*    Commencement of operations.
#    Includes transfer agent fees paid indirectly which amounted to 0.02%, 0.05% and 0.02% of average net assets for the years or periods ended October 31, 2004, October 31, 2003 and
     October 31, 2002, respectively.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges. Class I, Class R1, Class R2 and
     Class R3 are not subject to sales charges.
(c)  Total return is not annualized.
(d)  Less than one cent per share.

 190   MainStay Balanced Fund       The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                    CLASS B                                             CLASS C
    ---------------------------------------      -----------------------------------------------------
                                JANUARY 2,                                                DECEMBER 30,
                                   2004*                                                     2002*
                                  THROUGH                                                   THROUGH
    YEAR ENDED OCTOBER 31,      OCTOBER 31,            YEAR ENDED OCTOBER 31,             OCTOBER 31,
      2006          2005           2004            2006          2005         2004            2003
    $  26.84      $  25.37        $ 24.46        $  26.83      $  25.37      $ 24.08         $20.27
    --------      --------      -----------      --------      --------      -------      ------------
        0.23          0.18           0.08            0.24          0.17         0.13           0.15(a)
        2.22          1.89           0.93            2.21          1.89         1.62           3.76
    --------      --------      -----------      --------      --------      -------      ------------
        2.45          2.07           1.01            2.45          2.06         1.75           3.91
    --------      --------      -----------      --------      --------      -------      ------------
       (0.20)        (0.14)         (0.10)          (0.20)        (0.14)       (0.14)         (0.10)
       (1.25)        (0.46)            --           (1.25)        (0.46)       (0.32)            --
    --------      --------      -----------      --------      --------      -------      ------------
       (1.45)        (0.60)         (0.10)          (1.45)        (0.60)       (0.46)         (0.10)
    --------      --------      -----------      --------      --------      -------      ------------
    $  27.84      $  26.84        $ 25.37        $  27.83      $  26.83      $ 25.37         $24.08
    ========      ========      ===========      ========      ========      =======      ============
        9.49%         8.19%          4.13%(c)        9.49%         8.15%        7.30%         19.32%(c)
        0.94%         0.57%          0.24%+          0.89%         0.57%        0.24%          0.78%+
        2.07%         2.07%          2.09%+#         2.07%         2.07%        2.09%#         1.98%+#
        2.07%         2.07%          2.09%+#         2.07%         2.07%        2.09%#         2.03%+#
          55%           93%            42%             55%           93%          42%            51%
    $156,284      $206,074        $62,931        $169,609      $141,279      $29,301         $  372

                    CLASS R1                                      CLASS R2                       CLASS R3
    ----------------------------------------      ----------------------------------------      -----------
                                 JANUARY 2,                                     JANUARY 2        APRIL 28,
                                    2004*                                         2004*            2006*
                                   THROUGH                                       THROUGH          THROUGH
    YEAR ENDED OCTOBER 31,       OCTOBER 31,      YEAR ENDED OCTOBER 31,       OCTOBER 31,      OCTOBER 31,
      2006           2005           2004            2006           2005           2004             2006
    $  26.93       $ 25.43         $ 24.45        $  26.90       $ 25.41         $ 24.45          $27.25
    ---------      --------      -----------      ---------      --------      -----------      -----------
        0.53          0.43            0.23            0.46          0.39            0.18            0.20
        2.23          1.93            0.98            2.23          1.90            0.97            0.66
    ---------      --------      -----------      ---------      --------      -----------      -----------
        2.76          2.36            1.21            2.69          2.29            1.15            0.86
    ---------      --------      -----------      ---------      --------      -----------      -----------
       (0.50)        (0.40)          (0.23)          (0.43)        (0.34)          (0.19)          (0.20)
       (1.25)        (0.46)             --           (1.25)        (0.46)             --              --
    ---------      --------      -----------      ---------      --------      -----------      -----------
       (1.75)        (0.86)          (0.23)          (1.68)        (0.80)          (0.19)          (0.20)
    ---------      --------      -----------      ---------      --------      -----------      -----------
    $  27.94       $ 26.93         $ 25.43        $  27.91       $ 26.90         $ 25.41          $27.91
    =========      ========      ===========      =========      ========      ===========      ===========
       10.70%         9.33%           4.96%(c)       10.44%         9.05%           4.71%(c)        3.18%(c)
        1.99%         1.68%           1.32%+          1.75%         1.43%           1.07%+          1.36%+
        0.95%         0.96%           1.01%+#         1.20%         1.21%           1.26%+#         1.48%+
        0.95%         0.96%           1.01%+#         1.20%         1.21%           1.26%+#         1.48%+
          55%           93%             42%             55%           93%             42%             55%
    $108,739       $77,397         $30,394        $109,637       $70,872         $19,324          $   10

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                    www.mainstayfunds.com    191

MAINSTAY INCOME MANAGER FUND
(FORMERLY MAINSTAY ASSET MANAGER FUND)

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM. PERFORMANCE DATA SHOWN EXCLUDING SALES CHARGES DOES NOT REFLECT THE DEDUCTION OF ANY SALES LOAD, WHICH IF REFLECTED, WOULD REDUCE PERFORMANCE QUOTED.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
With sales charges        7.86%  5.22%   7.78%
Excluding sales charges  14.13   6.41    8.39

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                                          ASSET            INCOME
                                  MAINSTAY                                               MANAGER           MANAGER
                                   INCOME                           RUSSELL 1000        COMPOSITE         COMPOSITE
                                MANAGER FUND      S&P 500 INDEX         INDEX             INDEX             INDEX
                                ------------      -------------     ------------        ---------         ---------
10/31/96                             9450             10000             10000             10000             10000
                                    11894             13211             13184             12216             12127
                                    14227             16117             15783             14286             14025
                                    15931             20253             19821             16517             15972
                                    17676             21487             21616             17618             17337
                                    15501             16136             15987             15611             15717
                                    14108             13698             13653             14511             14893
                                    15934             16548             16700             16561             17056
                                    17247             18107             18258             17804             18364
                                    18533             19686             20169             18857             19521
10/31/06                            21153             22903             23401             21073             21684

                                   LEHMAN
                                   BROTHER
                                  AGGREGATE
                                 BOND INDEX
                                 ----------
10/31/96                            10000
                                    10889
                                    11906
                                    11969
                                    12843
                                    14713
                                    15579
                                    16343
                                    17247
                                    17443
10/31/06                            18348

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
With sales charges        8.35%  5.30%   7.64%
Excluding sales charges  13.35   5.62    7.64

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                                          ASSET            INCOME
                                  MAINSTAY                                               MANAGER           MANAGER
                                   INCOME                           RUSSELL 1000        COMPOSITE         COMPOSITE
                                MANAGER FUND      S&P 500 INDEX         INDEX             INDEX             INDEX
                                ------------      -------------     ------------        ---------         ---------
10/31/96                            10000             10000             10000             10000             10000
                                    12491             13211             13184             12216             12127
                                    14853             16117             15783             14286             14025
                                    16531             20253             19821             16517             15972
                                    18216             21487             21616             17618             17337
                                    15879             16136             15987             15611             15717
                                    14341             13698             13653             14511             14893
                                    16073             16548             16700             16561             17056
                                    17276             18107             18258             17804             18364
                                    18416             19686             20169             18857             19521
10/31/06                            20874             22903             23401             21073             21684

                                   LEHMAN
                                   BROTHER
                                  AGGREGATE
                                 BOND INDEX
                                 ----------
10/31/96                            10000
                                    10889
                                    11906
                                    11969
                                    12843
                                    14713
                                    15579
                                    16343
                                    17247
                                    17443
10/31/06                            18348

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
With sales charges       12.26%  5.62%   7.60%
Excluding sales charges  13.26   5.62    7.60

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                                          ASSET            INCOME
                                  MAINSTAY                                               MANAGER           MANAGER
                                   INCOME                           RUSSELL 1000        COMPOSITE         COMPOSITE
                                MANAGER FUND      S&P 500 INDEX         INDEX             INDEX             INDEX
                                ------------      -------------     ------------        ---------         ---------
10/31/96                            10000             10000             10000             10000             10000
                                    12485             13211             13184             12216             12127
                                    14835             16117             15783             14286             14025
                                    16493             20253             19821             16517             15972
                                    18165             21487             21616             17618             17337
                                    15821             16136             15987             15611             15717
                                    14295             13698             13653             14511             14893
                                    16027             16548             16700             16561             17056
                                    17210             18107             18258             17804             18364
                                    18360             19686             20169             18857             19521
10/31/06                            20794             22903             23401             21073             21684

                                   LEHMAN
                                   BROTHER
                                  AGGREGATE
                                 BOND INDEX
                                 ----------
10/31/96                            10000
                                    10889
                                    11906
                                    11969
                                    12843
                                    14713
                                    15579
                                    16343
                                    17247
                                    17443
10/31/06                            18348

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges as explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.50% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 192   MainStay Income Manager Fund

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
                         14.34%  6.64%   8.61%

(PERFORMANCE GRAPH)

                                                                                          ASSET            INCOME
                                  MAINSTAY                                               MANAGER           MANAGER
                                   INCOME                           RUSSELL 1000        COMPOSITE         COMPOSITE
                                MANAGER FUND      S&P 500 INDEX         INDEX             INDEX             INDEX
                                ------------      -------------     ------------        ---------         ---------
10/31/96                            10000             10000             10000             10000             10000
                                    12609             13211             13184             12216             12127
                                    15118             16117             15783             14286             14025
                                    16951             20253             19821             16517             15972
                                    18846             21487             21616             17618             17337
                                    16562             16136             15987             15611             15717
                                    15109             13698             13653             14511             14893
                                    17098             16548             16700             16561             17056
                                    18540             18107             18258             17804             18364
                                    19979             19686             20169             18857             19521
10/31/06                            22843             22903             23401             21073             21684

                                   LEHMAN
                                   BROTHER
                                  AGGREGATE
                                 BOND INDEX
                                 ----------
10/31/96                            10000
                                    10889
                                    11906
                                    11969
                                    12843
                                    14713
                                    15579
                                    16343
                                    17247
                                    17443
10/31/06                            18348

                                                          ONE    FIVE     TEN
BENCHMARK PERFORMANCE                                    YEAR    YEARS   YEARS
------------------------------------------------------------------------------

Income Manager Composite Index(1)                        11.08%  6.65%   8.05%
Asset Manager Composite Index(2)                         11.75   6.18    7.74
S&P 500(R) Index(3)                                      16.34   7.26    8.64
Lehman Brothers(R) Aggregate Bond Index(4)                5.19   4.51    6.26
Russell 1000(R) Index(5)                                 16.02   7.92    8.87
Average Lipper flexible portfolio fund(6)                11.98   8.03    8.33

deferred sales charge (CDSC) of up to 5.00% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors/Trustees. The Manager may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to this agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense. From inception (1/2/91) through 12/31/03, performance for Class A and B shares (each first offered 1/2/04) includes the historical performance of Class I shares adjusted to reflect the applicable sales charge (or CDSC) and fees and expenses for Class A and B shares. Prior to 1/2/04, the Fund offered Class L shares, which were subject to a 1.00% sales charge and a 1% CDSC on redemptions within one year of purchase. From inception through 12/29/02, performance for Class L shares (first offered 12/30/02) includes the historical performance of Class I shares adjusted to reflect the applicable sales charge, CDSC, and fees and expenses for Class L shares. Effective 1/02/04, all outstanding Class L shares of the Fund were converted to Class C shares, redesignated Class C shares, or both.
1. Going forward, the Fund will measure its performance against an Income Manager Composite Index. The Fund's Income Manager Composite Index consists of the Russell 1000(R) Index and the Lehman Brothers(R) Aggregate Bond Index weighted 55%/45%, respectively. The Russell 1000(R) Index measures the performance of the 1,000 largest U.S. companies based on total market capitalization. The Lehman Brothers(R) Aggregate Bond Index is an unmanaged index that consists of the following other unmanaged Lehman Brothers(R) indices: the Government Index, Corporate Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. To qualify for inclusion in the Lehman Brothers(R) Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed-rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $150 million. Results assume that all income and capital gains are reinvested in the index or indices that produce them. An investment cannot be made directly in an index. The Income Manager Composite Index is considered to be the Fund's broad-based securities market index for comparison purposes.
2. The Asset Manager Composite Index is comprised of the S&P 500(R) Index, the Citigroup Broad Investment Grade Bond Index, and the Citigroup 1-Month T-Bill Index weighted 60%/30%/10%, respectively. The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. The Citigroup Broad Investment Grade Bond Index (The "BIG Index") is an unmanaged index that is considered representative of the U.S. investment-grade bond market. The Citigroup 1-Month T-Bill Index includes the monthly return equivalents of yield averages that are not marked to market. The Index is an average of the last one-month Treasury bill issue. Results assume that all income and capital gains are reinvested in the index or indices that produce them. The Asset Manager Composite Index was previously considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
3. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc., and has been licensed for use. Standard & Poor's does not sponsor, endorse, sell, or promote the Fund or represent the advisability of investing in the Fund. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
4. The Lehman Brothers(R) Aggregate Bond Index is an unmanaged index that consists of the following other unmanaged Lehman Brothers(R) Indices: the Government Index, Corporate Index, Mortgage-Backed Securities Index and Asset-Backed Securities Index. To qualify for inclusion in the Lehman Brothers(R) Aggregate Bond Index, securities must be in U.S. dollar denominated and investment grade and have a fixed-rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $150 million. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
5. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
6. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                   www.mainstayfunds.com     193

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY INCOME MANAGER FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2006, to October 31, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2006, to October 31, 2006.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended October 31, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            5/1/06            10/31/06          PERIOD(1)           10/31/06           PERIOD(1)

CLASS A SHARES                        $1,000.00         $1,064.85            $5.46            $1,019.75             $5.35
---------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                        $1,000.00         $1,060.25            $9.40            $1,015.95             $9.20
---------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                        $1,000.00         $1,060.30            $9.35            $1,016.00             $9.15
---------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                        $1,000.00         $1,064.80            $4.68            $1,020.50             $4.58
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (1.05% for Class A, 1.81% for Class B, 1.80% for Class C and 0.90% for Class
   I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). In the absence of waivers and/or reimbursements, expenses would have been higher.

 194   MainStay Income Manager Fund

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2006

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                                     51.4
U.S. Government & Federal Agencies                                                17.5
Short-Term Investments (collateral from securities lending                        14.3
  is 11.7%)
Corporate Bonds                                                                   11.5
Loan Assignments & Participations                                                  6.7
Foreign Bonds                                                                      2.8
Real Estate Investment Trusts                                                      2.6
Commercial Mortgage Loans (Collateralized Mortgage                                 2.5
  Obligations)
Asset-Backed Securities                                                            1.3
Yankee Bonds                                                                       0.1
Investment Company                                                                 0.1
Futures Contracts                                                                 0.0*
Liabilities in Excess of Cash and Other Assets                                   (10.8)

* Less than one-tenth of a percent.

See Portfolio of Investments on page 198 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2006 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  ExxonMobil Corp.
 2.  Merck & Co., Inc.
 3.  Southern Copper Corp.
 4.  Citizens Communications Co.
 5.  AT&T, Inc.
 6.  Pfizer, Inc.
 7.  Verizon Communications, Inc.
 8.  Citigroup, Inc.
 9.  Regal Entertainment Group Class A
10.  Microsoft Corp.

                                                   www.mainstayfunds.com     195

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Tony Elavia and Anthony Malloy of New York Life Investment Management LLC

WERE THERE ANY CHANGES TO THE FUND'S INVESTMENT APPROACH DURING THE REPORTING PERIOD?

Effective January 2, 2006, MainStay Asset Manager Fund changed its name to MainStay Income Manager Fund. The Fund now invests at least 80% of its assets in income-producing securities subject to the following constraints: Up to 65% of the Fund's net assets are invested in equity securities and related derivatives, such as dividend-paying common and preferred stocks (within this allocation, at least 30% of the Fund's net assets are invested in U.S. equity securities, including investments in REITs). At least 35% of the Fund's net assets are invested in fixed-income securities, including cash and cash equiv-alents and related derivatives. These securities consist of both investment-grade and high-yield fixed-income securities, including up to 15% of total assets, at the time of purchase, in high-yield securities; and up to 10% of total assets, at the time of purchase, in a combination of emerging-market debt and floating-rate loans.

The Fund may also invest in other fixed-income securities without restriction, including government, corporate, asset-backed, and mortgage-backed securities. The Fund does not have a minimum required allocation to money market instruments and will normally not invest more than 10% in these instruments. Finally, in pursuing its investment objective, the Fund may invest up to 20% of its total assets, at the time of purchase, in foreign securities of developed or emerging markets or in futures associated with such securities.

HOW DID MAINSTAY INCOME MANAGER FUND PERFORM RELATIVE TO ITS BENCHMARK AND ITS PEERS DURING THE 12 MONTHS ENDED OCTOBER 31, 2006?

Excluding all sales charges, MainStay Income Manager Fund returned 14.13% for Class A shares, 13.35% for Class B shares, and 13.26% for Class C shares for the 12 months ended October 31, 2006. Over the same period, the Fund's Class I shares returned 14.34%. All share classes outperformed the 11.08% return of the Income Manager Composite Index,(1) the Fund's broad-based securities-market index, for the 12-month period. All share classes outperformed the 11.98% return of the average Lipper(2) flexible portfolio fund for the 12 months ended October 31, 2006.

DURING THE REPORTING PERIOD, WHICH EQUITY MARKET SEGMENTS AND INDIVIDUAL STOCKS WERE THE LARGEST POSITIVE CONTRIBUTORS TO THE FUNDS PERFORMANCE AND WHICH ONES DETRACTED?

The strongest positive contributors to the Fund's performance were telecommunication providers, mining companies, oil refiners, heavy equipment manufacturers, and other firms in the materials, energy, and industrials sectors. Tobacco companies were also strong. The largest detractors from the Fund's results were airlines, auto manufacturers, and insurance and other financial services companies.

Among individual stocks, strong positive contributors to the Fund's performance included Merck, AT&T, and Southern Copper. Significant detractors included the Fund's positions in TD AmeriTrade, Claire's Stores, and Intel, all of which had either been eliminated from the portfolio or greatly reduced by the end of October 2006.


Mid-capitalization companies are generally less established and their stocks may be more volatile and less liquid than the securities of larger companies. Stocks of small companies may be subject to greater price volatility, significantly lower trading volumes, and greater spreads between bid and ask prices than stocks of larger companies. Small companies may be more vulnerable to adverse business or market developments than mid- or large-capitalization companies. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. Floating-rate debt is generally considered to have speculative characteristics that may involve risk of default on principal and interest and risks associated with collateral impairment, non-diversification, borrower industry concentration, and limited liquidity. The principal risk of investing in value stocks is that they may never reach what the portfolio manager believes is their full value or they may even go down in value. High-yield debt securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility. Funds that invest in bonds are subject to credit, inflation, and interest-rate risk and can lose principal value when interest rates rise.
1. See footnote on page 193 for more information on the Asset Manager Composite Index.
2. See footnote on page 193 for more information on Lipper Inc.

 196   MainStay Income Manager Fund

WERE THERE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

We purchased Southern Copper for its exceptional yield, attractive valuation, and strong price momentum. We substantially added to the Fund's position in Citizens Communications, a telephone company with a high dividend yield that scores well on all our models. High valuations led us to eliminate the Fund's positions in Crescent Real Estate and Healthcare Realty. Both companies are real estate investment trusts.

HOW DID THE FUND'S EQUITY WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

Within the equity portion of the Fund, we meaningfully reduced exposure to utilities, REITs, and consumer services over the course of the reporting period in favor of telecommunications, health care, and banks. We also increased the Fund's average capitalization.

HOW DID THE FUND'S FIXED-INCOME INVESTMENTS PERFORM?

Exclusive of sales charges, the fixed-income portion of the Fund had a gross return slightly ahead of the return of the Lehman Brothers(R) Aggregate Bond Index(3) during the reporting period. These results were aided by a significant asset-allocation shift made primarily during the first quarter of 2006.

At the beginning of the reporting period, the fixed-income portion of the Fund was invested to track the Citigroup Broad Investment Grade Bond Index.(4) During the first quarter of 2006, however, we gradually invested the fixed-income portion of the Fund in a more diversified array of securities and elected that going forward, the fixed-income portion of the Fund would measure its performance against the Lehman Brothers(R) Aggregate Bond Index.

We designated the Fund's investments that consisted primarily of high-grade fixed-income securities as the "Core Component" of the fixed-income portion of the Fund. We also increased the Fund's allocation to high-yield securities, including high-yield corporate bonds, emerging-market debt, and bank loans. These elements constitute the "Plus Component" of the fixed-income portion of the Fund. Initial investments in the various elements of the Plus Component began on different dates, but once the Plus Component was fully invested, allocations in the fixed-income portion of the Fund remained tightly centered around 70% Core/30% Plus for the remainder of the 12-month reporting period.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

As of October 26, 2006, the Fund was overweighted relative to the Russell 1000(R) Index(5) in telecommunications and financials, particularly among REITs, insurers, and companies in the capital markets industry. On the same date, the Fund was underweighted in technology, particularly among semiconductor and hardware companies. Among individual stocks, Southern Copper was overweighted. General Electric, Procter & Gamble, and Bank of America were all owned by the Fund but underweighted relative to the Index.

In the fixed-income portion of the Fund, the Core Component held a slightly overweighted position relative to the Lehman Brothers(R) Aggregate Bond Index in corporate bonds, mortgage-backed securities, and structured finance securities. The Core Component also maintained an underweighted position relative to the Lehman Brothers(R) Aggregate Bond Index in Treasury and agency securities.

The fixed-income Plus Component of the Fund favored bank loans over high-yield and emerging-market bonds. We felt that the high current income and defensive nature of bank loans relative to other Plus Component asset classes made the weighting prudent--particularly in a period that saw an inverted yield curve, a pause in Federal Reserve tightening, and idiosyncratic risks that weighed on the credit market.


3. See footnote on page 193 for more information on the Lehman Brothers(R) Aggregate Bond Index.
4. See footnote 2 on page 193 for more information on the Citigroup Broad Investment Grade Index.
5. See footnote on page 193 for more information on the Russell 1000(R) Index.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ABOUT MAINSTAY INCOME MANAGER FUND ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

                                                   www.mainstayfunds.com     197

PORTFOLIO OF INVESTMENTS+++ OCTOBER 31, 2006

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
LONG-TERM BONDS (42.4%)+
ASSET-BACKED SECURITIES (1.3%)
------------------------------------------------------------------------------
AIRLINES (0.0%)++
Continental Airlines, Inc.
 Series 1992-2, Class A1
 7.256%, due 3/15/20                                $    33,000   $     34,986
                                                                  ------------

AUTOMOBILE (0.1%)
Drive Auto Receivables Trust
 Series 2005-3, Class A4
 5.09%, due 6/17/13 (a)                                 500,000        498,385
                                                                  ------------

CONSUMER FINANCE (0.2%)
Chase Issuance Trust
 Series 2005, Class A-10
 4.65%, due 12/17/12                                    750,000        742,323
                                                                  ------------

HOME EQUITY (1.0%)
Centex Home Equity
 Series 2004-B, Class AF4
 4.122%, due 1/25/32                                    500,000        487,370
Citicorp Residential Mortgage Securities, Inc.
 Series 2006-1, Class A3
 5.706%, due 7/25/36 (b)                                500,000        502,789
Countrywide Asset-Backed Certificates
 Series 2006-S5, Class A3
 5.762%, due 6/25/35                                    500,000        502,605
Equity One ABS, Inc.
 Series 2003-4, Class AF6
 4.833%, due 10/25/34                                   500,000        494,338
GSAA Home Equity Trust
 Series 2006-13, Class AF3
 6.04%, due 7/25/36                                     500,000        504,284
JP Morgan Mortgage Acquisition Corp.
 Series 2006-WF1, Class A6
 6.00%, due 7/25/36                                     500,000        509,537
Residential Asset Mortgage Products, Inc.
 Series 2003-RZ5, Class A7
 4.97%, due 9/25/33                                     500,000        491,988
Residential Asset Securities Corp.
 Series 2003-KS9, Class AI6
 4.71%, due 11/25/33                                    100,000         97,462
Saxon Asset Securities Trust
 Series 2003-1, Class AF5
 4.955%, due 6/25/33                                     96,707         95,901
                                                                  ------------
                                                                     3,686,274
                                                                  ------------
Total Asset-Backed Securities
 (Cost $4,943,939)                                                   4,961,968
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
COMMERCIAL MORTGAGE LOANS
(COLLATERALIZED MORTGAGE OBLIGATIONS) (2.5%)
------------------------------------------------------------------------------
Banc of America Commercial Mortgage, Inc.
 Series 2005-6, Class A4
 5.182%, due 9/10/47 (b)                            $ 1,000,000   $    996,720
 Series 2006-4, Class A3A
 5.60%, due 7/10/46                                     250,000        254,846
 Series 2006-2, Class AAB
 5.723%, due 5/10/45 (b)                                500,000        515,238
Bear Stearns Adjustable Rate Mortgage Trust
 Series 2005-8, Class A4
 5.097%, due 8/25/35 (a)(b)                             500,000        488,486
Bear Stearns Commercial Mortgage Securities
 Series 2006-PW12, Class AAB
 5.686%, due 9/11/38 (b)                                250,000        257,106
Citigroup/Deutsche Bank Commercial Mortgage Trust
 Series 2005-CD1, Class AM
 5.226%, due 7/15/44 (b)                              1,000,000        997,809
GMAC Commercial Mortgage Securities, Inc.
 Series 2006-C1, Class A4
 5.238%, due 11/10/45 (b)                             1,000,000        996,027
JP Morgan Chase Commercial Mortgage Securities
 Corp.
 Series 2006-CB16, Class A3B
 5.579%, due 5/12/45                                    500,000        507,010
LB-UBS Commercial Mortgage Trust
 Series 2006-C4, Class AAB
 5.874%, due 6/15/32 (b)                                300,000        312,332
Merrill Lynch Mortgage Trust
 Series 2005-MKB2, Class A4
 5.204%, due 9/12/42 (b)                              1,000,000        993,727
Morgan Stanley Capital I
 Series 2006-HQ9, Class AM
 5.773%, due 7/12/44 (b)                                500,000        516,175

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

 198   MainStay Income Manager Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
COMMERCIAL MORTGAGE LOANS
(COLLATERALIZED MORTGAGE OBLIGATIONS) (CONTINUED)
------------------------------------------------------------------------------
Structured Adjustable Rate Mortgage Loan Trust
 Series 2006-8, Class 4A3
 5.75%, due 9/25/36 (b)                             $   500,000   $    497,585
 Series 2005-22, Class 5A2
 6.03%, due 12/25/35 (b)                                859,698        861,578
Wachovia Bank Commercial Mortgage Trust
 Series 2005-C18, Class A4
 4.935%, due 4/15/42                                  1,000,000        975,907
                                                                  ------------
Total Commercial Mortgage Loans
 (Cost $9,136,663)                                                   9,170,546
                                                                  ------------
CORPORATE BONDS (11.5%)
------------------------------------------------------------------------------
ADVERTISING (0.1%)
R.H. Donnelley Corp.
 8.875%, due 1/15/16                                    400,000        412,500
                                                                  ------------

AEROSPACE & DEFENSE (0.3%)
DRS Technologies, Inc.
 7.625%, due 2/1/18 (c)                                 250,000        255,625
Lockheed Martin Corp.
 7.65%, due 5/1/16                                      100,000        116,260
Northrop Grumman Corp.
 7.125%, due 2/15/11                                    100,000        107,084
Northrop Grumman Space & Mission Systems Corp.
 Series D
 6.38%, due 5/19/08                                     400,000        405,572
Raytheon Co.
 6.40%, due 12/15/18                                     50,000         53,726
 6.75%, due 8/15/07                                      58,000         58,540
TransDigm, Inc.
 7.75%, due 7/15/14 (a)                                 100,000        102,750
                                                                  ------------
                                                                     1,099,557
                                                                  ------------
AGRICULTURE (0.0%)++
Archer-Daniels-Midland Co.
 8.125%, due 6/1/12                                     100,000        113,697
                                                                  ------------

AUTO MANUFACTURERS (0.1%)
DaimlerChrysler N.A. Holding Corp.
 7.30%, due 1/15/12                                     250,000        266,760
                                                                  ------------

BANKS (0.9%)
Bank of America Corp.
 5.75%, due 8/15/16                                     125,000        127,392
 5.875%, due 2/15/09                                    500,000        508,633

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
BANKS (CONTINUED)
Bank One Corp.
 Series A
 6.00%, due 2/17/09                                 $   250,000   $    254,165
Deutsche Bank Financial, Inc.
 7.50%, due 4/25/09                                     100,000        105,083
FleetBoston Financial Corp.
 3.85%, due 2/15/08                                     250,000        245,575
Key Bank N.A.
 5.80%, due 7/1/14                                      175,000        178,925
PNC Bank N.A.
 5.25%, due 1/15/17                                      75,000         74,132
Popular North America, Inc.
 5.65%, due 4/15/09                                     375,000        376,408
SunTrust Banks, Inc.
 5.45%, due 12/1/17                                      50,000         49,969
U.S. Bancorp
 Series N
 3.95%, due 8/23/07                                     250,000        247,236
Wachovia Bank N.A.
 4.875%, due 2/1/15                                     350,000        336,973
Wachovia Corp.
 6.25%, due 8/4/08                                      100,000        101,413
Wells Fargo Bank N.A.
 5.75%, due 5/16/16                                     300,000        308,237
 5.95%, due 8/26/36                                     250,000        257,562
 6.45%, due 2/1/11                                      250,000        262,284
                                                                  ------------
                                                                     3,433,987
                                                                  ------------
BEVERAGES (0.1%)
Anheuser-Busch Cos., Inc.
 5.75%, due 4/1/10                                      100,000        101,892
Coca-Cola Enterprises, Inc.
 7.00%, due 5/15/98                                     100,000        111,954
Le-Natures, Inc.
 10.00%, due 6/15/13 (a)(d)                             250,000        255,000
                                                                  ------------
                                                                       468,846
                                                                  ------------
BUILDING MATERIALS (0.2%)
Goodman Global Holdings Co., Inc.
 7.875%, due 12/15/12 (c)                               300,000        288,000
Masco Corp.
 5.75%, due 10/15/08                                    200,000        200,615
Nortek, Inc.
 8.50%, due 9/1/14                                      250,000        238,750
NTK Holdings, Inc.
 (zero coupon), due 3/1/14                              200,000        137,000
                                                                  ------------
                                                                       864,365
                                                                  ------------

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                    www.mainstayfunds.com    199

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
------------------------------------------------------------------------------
CHEMICALS (0.1%)
Dow Chemical Co. (The)
 8.55%, due 10/15/09                                $   100,000   $    109,005
PQ Corp.
 7.50%, due 2/15/13                                     350,000        335,125
                                                                  ------------
                                                                       444,130
                                                                  ------------
COMMERCIAL SERVICES (0.3%)
Ashtead Capital, Inc.
 9.00%, due 8/15/16 (a)                                  15,000         15,787
Concentra Operating Corp.
 9.125%, due 6/1/12                                     150,000        156,750
 9.50%, due 8/15/10                                     197,000        205,865
Hertz Corp. (The)
 8.875%, due 1/1/14 (a)                                 300,000        313,500
Iron Mountain, Inc.
 8.75%, due 7/15/18                                     250,000        263,750
United Rentals, Inc.
 7.75%, due 11/15/13 (c)                                300,000        299,250
                                                                  ------------
                                                                     1,254,902
                                                                  ------------
COMPUTERS (0.2%)
Activant Solutions, Inc.
 9.50%, due 5/1/16 (a)                                  250,000        232,500
SunGard Data Systems, Inc.
 9.125%, due 8/15/13                                    350,000        363,125
                                                                  ------------
                                                                       595,625
                                                                  ------------
DIVERSIFIED FINANCIAL SERVICES (2.1%)
American General Finance Corp.
 Series H
 4.50%, due 11/15/07                                    250,000        248,090
Ameriprise Financial, Inc.
 5.35%, due 11/15/10                                     50,000         50,242
Bear Stearns Cos., Inc. (The)
 5.70%, due 1/15/07                                     250,000        250,080
Boeing Capital Corp.
 5.75%, due 2/15/07                                     250,000        250,391
Capital One Bank
 5.125%, due 2/15/14                                    100,000         98,371
Caterpillar Financial Services Corp.
 4.30%, due 6/1/10                                       50,000         48,633
Citigroup, Inc.
 3.50%, due 2/1/08                                      500,000        489,604
 5.875%, due 2/22/33                                    250,000        251,815
Countrywide Financial Corp.
 6.25%, due 5/15/16                                     500,000        509,296
Countrywide Home Loans, Inc.
 5.625%, due 5/15/07                                    100,000        100,096
Credit Suisse First Boston USA, Inc.
 4.625%, due 1/15/08                                    250,000        248,126

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
Ford Motor Credit Co.
 9.875%, due 8/10/11                                $   250,000   $    258,329
General Electric Capital Corp.
 6.00%, due 6/15/12                                     500,000        520,098
 Series A
 6.75%, due 3/15/32                                     250,000        288,669
General Motors Acceptance Corp.
 6.875%, due 9/15/11                                    300,000        302,059
Goldman Sachs Group, Inc. (The)
 5.70%, due 9/1/12                                      150,000        152,824
HSBC Finance Corp.
 4.75%, due 7/15/13                                   1,000,000        970,116
 6.375%, due 10/15/11                                    50,000         52,465
John Deere Capital Corp.
 3.90%, due 1/15/08                                     250,000        245,982
Jostens IH Corp.
 7.625%, due 10/1/12                                    300,000        303,000
JPMorgan Chase & Co.
 5.75%, due 1/2/13                                      250,000        256,024
Lehman Brothers Holdings, Inc.
 5.75%, due 7/18/11                                     125,000        127,689
 7.00%, due 2/1/08                                      150,000        152,750
MBNA Corp.
 6.125%, due 3/1/13                                     100,000        104,432
Merrill Lynch & Co., Inc.
 Series B
 4.00%, due 11/15/07                                    250,000        246,506
Morgan Stanley
 6.60%, due 4/1/12                                      125,000        132,380
 6.75%, due 10/15/13                                    125,000        134,233
National Rural Utilities Cooperative Finance Corp.
 5.75%, due 8/28/09                                     250,000        253,926
Pricoa Global Funding I
 4.625%, due 6/25/12 (a)                                200,000        193,216
Rainbow National Services LLC
 10.375%, due 9/1/14 (a)                                300,000        333,750
Residential Capital Corp.
 6.375%, due 6/30/10                                     25,000         25,372
Textron Financial Corp.
 4.125%, due 3/3/08                                      25,000         24,600
Toyota Motor Credit Corp.
 4.25%, due 3/15/10                                      50,000         48,686
                                                                  ------------
                                                                     7,671,850
                                                                  ------------
ELECTRIC (1.0%)
Alabama Power Co.
 Series FF
 5.20%, due 1/15/16                                      50,000         49,535


 200   MainStay Income Manager Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
------------------------------------------------------------------------------
ELECTRIC (CONTINUED)
American Electric Power Co., Inc.
 Series C
 5.375%, due 3/15/10                                $   100,000   $    100,228
Arizona Public Service Co.
 5.50%, due 9/1/35                                      325,000        292,983
Constellation Energy Group, Inc.
 6.35%, due 4/1/07                                      100,000        100,351
Consumers Energy Co.
 Series C
 4.25%, due 4/15/08                                     125,000        122,954
 Series B
 5.375%, due 4/15/13                                    100,000         99,176
Dominion Resources, Inc.
 Series B
 6.25%, due 6/30/12                                     100,000        103,802
DTE Energy Co.
 Series A
 6.65%, due 4/15/09                                     100,000        102,894
Duke Energy Corp.
 6.25%, due 1/15/12                                     125,000        130,508
FirstEnergy Corp.
 Series A
 5.50%, due 11/15/06                                     60,000         59,999
 Series B
 6.45%, due 11/15/11                                    125,000        130,781
Niagara Mohawk Power Corp.
 7.75%, due 10/1/08                                     100,000        104,267
Northern States Power Co.
 6.875%, due 8/1/09                                     100,000        104,035
NRG Energy, Inc.
 7.375%, due 2/1/16                                     350,000        353,938
Pacific Gas & Electric Co.
 4.80%, due 3/1/14                                      100,000         96,530
Peco Energy Co.
 3.50%, due 5/1/08                                      100,000         97,478
Pepco Holdings, Inc.
 6.45%, due 8/15/12                                     400,000        415,797
 7.45%, due 8/15/32                                      50,000         57,136
Progress Energy, Inc.
 5.625%, due 1/15/16                                     50,000         50,127
 6.85%, due 4/15/12                                      25,000         26,766
 7.10%, due 3/1/11                                      100,000        107,077
PSE&G Power LLC
 7.75%, due 4/15/11                                     100,000        108,697
Public Service Electric & Gas Co.
 6.375%, due 5/1/08                                     750,000        760,931
San Diego Gas & Electric Co.
 5.35%, due 5/15/35                                      50,000         47,749

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
ELECTRIC (CONTINUED)
Southern California Edison Co.
 6.65%, due 4/1/29                                  $   100,000   $    109,251
Union Electric Co.
 5.40%, due 2/1/16                                       50,000         48,761
                                                                  ------------
                                                                     3,781,751
                                                                  ------------
ENTERTAINMENT (0.4%)
Isle of Capri Casinos, Inc.
 7.00%, due 3/1/14                                      350,000        336,000
Marquee, Inc.
 Series B
 8.625%, due 8/15/12                                    300,000        309,375
Pokagon Gaming Authority
 10.375%, due 6/15/14 (a)                                40,000         42,900
Tunica-Biloxi Gaming Authority
 9.00%, due 11/15/15 (a)                                250,000        258,125
Warner Music Group
 7.375%, due 4/15/14                                    200,000        195,500
WMG Holdings Corp.
 (zero coupon), due 12/15/14
 9.50%, beginning 12/15/09                              200,000        153,000
                                                                  ------------
                                                                     1,294,900
                                                                  ------------
ENVIRONMENTAL CONTROL (0.1%)
Allied Waste North America
 7.875%, due 4/15/13                                    250,000        256,875
Republic Services, Inc.
 6.75%, due 8/15/11                                      25,000         26,382
Waste Services, Inc.
 9.50%, due 4/15/14                                     250,000        256,250
                                                                  ------------
                                                                       539,507
                                                                  ------------
FOOD (0.3%)
Corn Products International, Inc.
 8.25%, due 7/15/07                                     500,000        507,459
General Mills, Inc.
 3.875%, due 11/30/07                                   100,000         98,319
Kellogg Co.
 Series B
 7.45%, due 4/1/31                                      100,000        121,245
Kroger Co. (The)
 4.95%, due 1/15/15                                     100,000         94,444
Pepsi Bottling Holdings, Inc.
 5.625%, due 2/17/09 (a)                                100,000        101,095
Safeway, Inc.
 6.50%, due 3/1/11 (c)                                  100,000        103,523
Unilever Capital Corp.
 7.125%, due 11/1/10                                    100,000        106,922
                                                                  ------------
                                                                     1,133,007
                                                                  ------------
FOREST PRODUCTS & PAPER (0.1%)
Buckeye Technologies, Inc.
 8.00%, due 10/15/10                                    350,000        342,125


    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                    www.mainstayfunds.com    201

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER (CONTINUED)
Weyerhaeuser Co.
 6.75%, due 3/15/12                                 $   100,000   $    104,716
                                                                  ------------
                                                                       446,841
                                                                  ------------
GAS (0.0%)++
Atmos Energy Corp.
 4.00%, due 10/15/09                                     50,000         47,953
                                                                  ------------
HEALTH CARE--SERVICES (0.1%)
Aetna, Inc.
 7.875%, due 3/1/11                                      50,000         54,829
Quest Diagnostics, Inc.
 5.125%, due 11/1/10                                     25,000         24,721
Res-Care, Inc.
 7.75%, due 10/15/13                                    350,000        348,250
WellPoint, Inc.
 5.00%, due 12/15/14                                     50,000         48,505
                                                                  ------------
                                                                       476,305
                                                                  ------------
HOME BUILDERS (0.1%)
Centex Corp.
 4.875%, due 8/15/08                                    100,000         99,000
Lennar Corp.
 Series B
 5.125%, due 10/1/10                                    100,000         97,908
Meritage Homes Corp.
 6.25%, due 3/15/15                                     300,000        270,750
                                                                  ------------
                                                                       467,658
                                                                  ------------
HOME FURNISHINGS (0.1%)
ALH Finance LLC/ALH Finance Corp.
 8.50%, due 1/15/13 (c)                                 300,000        297,750
                                                                  ------------

INSURANCE (0.5%)
Allstate Corp. (The)
 7.20%, due 12/1/09                                     100,000        105,901
American International Group, Inc.
 4.70%, due 10/1/10                                     100,000         98,587
 6.25%, due 5/1/36                                      450,000        481,442
ASIF Global Financing XVIII
 3.85%, due 11/26/07 (a)                                 50,000         49,235
Berkshire Hathaway Finance Corp.
 4.625%, due 10/15/13                                   100,000         96,576
CIGNA Corp.
 7.00%, due 1/15/11                                     100,000        105,728
Hartford Financial Services
 Group, Inc. (The)
 5.55%, due 8/16/08                                     500,000        502,700
Nationwide Financial Services, Inc.
 5.10%, due 10/1/15                                      25,000         24,031

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
INSURANCE (CONTINUED)
Principal Financial Group, Inc.
 6.05%, due 10/15/36                                $   300,000   $    309,719
Principal Life Income Funding Trust
 5.20%, due 11/15/10                                     25,000         25,022
                                                                  ------------
                                                                     1,798,941
                                                                  ------------
IRON & STEEL (0.1%)
AK Steel Corp.
 7.875%, due 2/15/09 (c)                                200,000        200,750
                                                                  ------------

LEISURE TIME (0.2%)
Leslie's Poolmart, Inc.
 7.75%, due 2/1/13                                      300,000        295,500
Worldspan, L.P./W.S. Financing Corp.
 11.655%, due 2/15/11 (b)(c)                            250,000        249,375
                                                                  ------------
                                                                       544,875
                                                                  ------------
LODGING (0.1%)
Boyd Gaming Corp.
 7.125%, due 2/1/16                                     150,000        146,438
Harrah's Operating Co., Inc.
 5.625%, due 6/1/15                                      50,000         42,148
Station Casinos, Inc.
 7.75%, due 8/15/16                                     150,000        154,125
                                                                  ------------
                                                                       342,711
                                                                  ------------
MACHINERY--CONSTRUCTION & MINING (0.0%)++
Caterpillar, Inc.
 7.25%, due 9/15/09                                     100,000        105,699
                                                                  ------------

MEDIA (0.6%)
Belo Corp.
 8.00%, due 11/1/08                                     750,000        782,812
CBD Media Holdings/CBD Holdings Finance, Inc.
 9.25%, due 7/15/12                                     250,000        249,063
Charter Communications Operating LLC
 8.00%, due 4/30/12 (a)                                 300,000        306,000
Clear Channel Communications, Inc.
 6.00%, due 11/1/06                                      50,000         50,000
Comcast Cable Communications Holdings, Inc.
 8.375%, due 3/15/13                                    150,000        171,347
Comcast Corp.
 6.45%, due 3/15/37                                     250,000        253,323
 6.50%, due 1/15/15                                     100,000        104,652
Houghton Mifflin Co.
 9.875%, due 2/1/13                                     200,000        214,250
News America Holdings, Inc.
 9.25%, due 2/1/13                                      100,000        118,371


 202   MainStay Income Manager Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
------------------------------------------------------------------------------
MEDIA (CONTINUED)
Walt Disney Co. (The)
 7.00%, due 3/1/32                                  $   100,000   $    116,705
                                                                  ------------
                                                                     2,366,523
                                                                  ------------
MINING (0.1%)
Alcoa, Inc.
 4.25%, due 8/15/07                                     250,000        247,064
                                                                  ------------

OFFICE FURNISHINGS (0.1%)
Tempur-Pedic, Inc. and Tempur Production USA, Inc.
 10.25%, due 8/15/10                                    250,000        262,500
                                                                  ------------
OIL & GAS (1.0%)
Chesapeake Energy Corp.
 6.625%, due 1/15/16                                    250,000        244,688
Comstock Resources, Inc.
 6.875%, due 3/1/12                                     300,000        283,875
Devon Financing Corp. LLC
 6.875%, due 9/30/11                                    125,000        133,237
Enterprise Products Operating, L.P.
 4.95%, due 6/1/10                                      100,000         98,305
 6.875%, due 3/1/33                                     750,000        789,054
Hilcorp Energy I, L.P./Hilcorp Finance Co.
 9.00%, due 6/1/16 (a)(c)                                40,000         41,400
Motiva Enterprises LLC
 5.20%, due 9/15/12 (a)                                 200,000        198,505
Pemex Project Funding Master Trust
 5.75%, due 12/15/15 (a)                                500,000        493,750
 7.375%, due 12/15/14                                   800,000        878,000
Stone Energy Corp.
 8.124%, due 7/15/10 (a)(b)                             250,000        248,438
USX Corp.
 6.85%, due 3/1/08                                      100,000        101,649
Valero Energy Corp.
 6.125%, due 4/15/07                                    100,000        100,222
                                                                  ------------
                                                                     3,611,123
                                                                  ------------
PACKAGING & CONTAINERS (0.1%)
Graham Packaging Co., Inc.
 8.50%, due 10/15/12                                    350,000        348,250
                                                                  ------------

PHARMACEUTICALS (0.1%)
Bristol-Myers Squibb Co.
 5.75%, due 10/1/11                                     150,000        153,007
Eli Lilly & Co.
 4.50%, due 3/15/18                                     100,000         92,569
Merck & Co., Inc.
 4.75%, due 3/1/15                                      100,000         95,766
Pfizer, Inc.
 4.65%, due 3/1/18                                       50,000         47,377

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
PHARMACEUTICALS (CONTINUED)
Schering-Plough Corp.
 5.55%, due 12/1/13                                 $   100,000   $    100,588
                                                                  ------------
                                                                       489,307
                                                                  ------------
PIPELINES (0.4%)
Duke Capital LLC
 6.75%, due 2/15/32                                     600,000        645,569
 7.50%, due 10/1/09                                     350,000        369,142
MarkWest Energy Partners, L.P./MarkWest Energy
 Finance Corp.
 Series B
 6.875%, due 11/1/14                                    250,000        235,000
Targa Resources, Inc.
 8.50%, due 11/1/13 (a)                                 250,000        249,375
                                                                  ------------
                                                                     1,499,086
                                                                  ------------
REAL ESTATE (0.2%)
Archstone-Smith Operating Trust
 5.25%, due 5/1/15                                       25,000         24,556
Avalonbay Communities, Inc.
 6.125%, due 11/1/12                                    250,000        260,081
Camden Property Trust
 4.375%, due 1/15/10                                     65,000         63,354
ERP Operating, L.P.
 7.125%, due 10/15/17                                   100,000        111,631
New Plan Excel Realty Trust
 5.25%, due 9/15/15                                     125,000        120,173
Simon Property Group, L.P.
 6.375%, due 11/15/07                                   100,000        100,851
                                                                  ------------
                                                                       680,646
                                                                  ------------
REAL ESTATE INVESTMENT TRUSTS (0.1%)
Hospitality Properties Trust
 5.125%, due 2/15/15                                    250,000        238,408
Liberty Property, L.P.
 8.50%, due 8/1/10                                      125,000        137,274
                                                                  ------------
                                                                       375,682
                                                                  ------------
RETAIL (0.2%)
May Department Stores Co. (The)
 5.95%, due 11/1/08                                     100,000        100,746
Michaels Stores, Inc.
 11.375%, due 11/1/16 (a)                                75,000         75,094
Neiman Marcus Group, Inc. (The)
 9.00%, due 10/15/15 (e)                                300,000        321,750
Yum! Brands, Inc.
 6.25%, due 4/15/16                                     125,000        129,043
                                                                  ------------
                                                                       626,633
                                                                  ------------


    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                    www.mainstayfunds.com    203

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
------------------------------------------------------------------------------
SAVINGS & LOANS (0.1%)
Washington Mutual Bank
 5.95%, due 5/20/13                                 $   250,000   $    255,604
                                                                  ------------
TELECOMMUNICATIONS (0.7%)
Ameritech Capital Funding Corp.
 6.55%, due 1/15/28                                     100,000        100,101
BellSouth Corp.
 6.00%, due 10/15/11                                    250,000        256,780
CenturyTel, Inc.
 Series F
 6.30%, due 1/15/08                                     250,000        252,275
Cincinnati Bell, Inc.
 8.375%, due 1/15/14                                    300,000        306,000
GCI, Inc.
 7.25%, due 2/15/14                                     250,000        242,500
GTE South, Inc.
 Series C
 6.00%, due 2/15/08 (b)                                 300,000        302,000
Motorola, Inc.
 4.608%, due 11/16/07                                   100,000         99,329
New Cingular Wireless Services, Inc.
 7.875%, due 3/1/11                                     100,000        109,637
Sprint Capital Corp.
 6.125%, due 11/15/08                                   150,000        152,303
 8.75%, due 3/15/32                                     350,000        432,410
Verizon Global Funding Corp.
 5.85%, due 9/15/35                                     250,000        239,906
 7.75%, due 12/1/30                                     150,000        175,304
                                                                  ------------
                                                                     2,668,545
                                                                  ------------
TEXTILES (0.2%)
INVISTA
 9.25%, due 5/1/12 (a)                                  300,000        318,750
Simmons Co.
 7.875%, due 1/15/14 (c)                                250,000        246,875
                                                                  ------------
                                                                       565,625
                                                                  ------------
TRANSPORTATION (0.1%)
Burlington Northern Santa Fe Corp.
 7.125%, due 12/15/10                                   100,000        106,929
CSX Corp.
 7.45%, due 5/1/07                                      100,000        100,947
FedEx Corp.
 2.65%, due 4/1/07                                       25,000         24,713
Norfolk Southern Corp.
 6.75%, due 2/15/11                                     100,000        105,732
 7.05%, due 5/1/37                                       25,000         29,365
Union Pacific Corp.
 6.65%, due 1/15/11                                     100,000        105,076
                                                                  ------------
                                                                       472,762
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
TRUCKING & LEASING (0.0%)++
TTX Co.
 5.00%, due 4/1/12 (a)                              $   100,000   $     98,301
                                                                  ------------
Total Corporate Bonds
 (Cost $42,701,880)                                                 42,672,518
                                                                  ------------

FOREIGN BONDS (2.8%)
------------------------------------------------------------------------------
BANKS (0.1%)
China Development Bank
 5.00%, due 10/15/15                                    100,000         97,547
Kreditanstalt fuer Wiederaufbau
 3.375%, due 1/23/08                                    250,000        244,312
                                                                  ------------
                                                                       341,859
                                                                  ------------
BEVERAGES (0.0%)++
Diageo Capital PLC
 3.375%, due 3/20/08                                    100,000         97,487
                                                                  ------------

CHEMICALS (0.1%)
Ineos Group Holdings PLC
 8.50%, due 2/15/16 (a)(c)                              250,000        240,625
                                                                  ------------

DIVERSIFIED FINANCIAL SERVICES (0.1%)
CIT Group Co. of Canada
 5.20%, due 6/1/15                                      250,000        242,989
Majapahit Holding B.V.
 7.75%, due 10/17/16 (a)                                100,000        102,500
UFJ Finance Aruba AEC
 6.75%, due 7/15/13                                     100,000        107,140
                                                                  ------------
                                                                       452,629
                                                                  ------------
FOREIGN GOVERNMENTS (1.8%)
Dominican Republic
 9.04%, due 1/23/18 (a)                                  38,254         43,705
Federal Republic of Brazil
 7.875%, due 3/7/15                                     375,000        415,313
 8.75%, due 2/4/25                                      250,000        302,500
Lebanese Republic
 7.75%, due 9/7/12                                      100,000         98,500
People's Republic of China
 4.75%, due 10/29/13                                    150,000        147,307
Province of Ontario
 5.50%, due 10/1/08                                     250,000        252,189
Republic of Argentina
 8.28%, due 12/31/33                                    100,125        100,825

 204   MainStay Income Manager Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
FOREIGN BONDS (CONTINUED)
------------------------------------------------------------------------------
FOREIGN GOVERNMENTS (CONTINUED)
Republic of Colombia
 8.25%, due 12/22/14                                $   300,000   $    336,600
Republic of Costa Rica
 6.548%, due 3/20/14 (a)                                100,000        101,100
Republic of Ecuador
 12.00%, due 11/15/12 (a)                                71,400         73,542
Republic of Indonesia
 6.875%, due 3/9/17 (a)                                 175,000        180,688
Republic of Italy
 5.625%, due 6/15/12                                    500,000        515,652
Republic of Panama
 7.25%, due 3/15/15                                     250,000        268,375
Republic of Peru
 8.375%, due 5/3/16                                      25,000         29,250
 9.875%, due 2/6/15                                     300,000        376,500
Republic of Philippines
 8.875%, due 3/17/15                                    400,000        464,500
 9.875%, due 1/15/19                                    100,000        127,250
Republic of Poland
 5.25%, due 1/15/14                                     200,000        200,269
Republic of South Africa
 6.50%, due 6/2/14                                      200,000        210,000
Republic of Turkey
 7.25%, due 3/15/15                                     300,000        307,500
 7.375%, due 2/5/25                                     200,000        201,500
Republic of Uruguay
 8.00%, due 11/18/22                                    225,000        243,563
Republic of Venezuela
 8.50%, due 10/8/14                                     600,000        666,600
Russian Federation
 5.00%, due 3/31/30 (a)
 7.50%, beginning 3/31/07                               700,000        784,000
Ukraine Government
 7.65%, due 6/11/13 (a)                                 150,000        160,500
                                                                  ------------
                                                                     6,607,728
                                                                  ------------
HOLDING COMPANIES--DIVERSIFIED (0.1%)
JSG Funding PLC
 9.625%, due 10/1/12                                    350,000        370,563
                                                                  ------------

INVESTMENT COMPANY (0.0%)++
Temasek Financial I, Ltd.
 4.50%, due 9/21/15 (a)                                 150,000        142,926
                                                                  ------------

MEDIA (0.0%)++
Thomson Corp. (The)
 5.75%, due 2/1/08                                       75,000         75,332
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
MINING (0.2%)
Codelco, Inc.
 4.75%, due 10/15/14 (a)                            $   200,000   $    190,340
 6.15%, due 10/24/36 (a)                                100,000        102,496
Novelis, Inc.
 7.25%, due 2/15/15 (a)                                 300,000        286,500
                                                                  ------------
                                                                       579,336
                                                                  ------------
OIL & GAS (0.1%)
Petroliam Nasional Berhad
 7.75%, due 8/15/15 (a)                                 325,000        379,357
                                                                  ------------

SEMICONDUCTORS (0.0%)++
Sensata Technologies B.V.
 8.00%, due 5/1/14 (a)                                  200,000        193,000
                                                                  ------------

TELECOMMUNICATIONS (0.3%)
Deutsche Telekom International Finance B.V.
 8.00%, due 6/15/10                                     250,000        272,890
Intelsat Subsidiary Holding Co., Ltd.
 8.625%, due 1/15/15                                    300,000        311,250
Telecom Italia Capital S.A.
 6.375%, due 11/15/33                                   100,000         95,127
Telefonica Europe B.V.
 7.75%, due 9/15/10                                     100,000        108,209
Vodafone Group PLC
 7.75%, due 2/15/10                                     250,000        268,300
                                                                  ------------
                                                                     1,055,776
                                                                  ------------
Total Foreign Bonds
 (Cost $10,553,909)                                                 10,536,618
                                                                  ------------

LOAN ASSIGNMENTS & PARTICIPATIONS (6.7%) (f)
------------------------------------------------------------------------------
AUTOMOBILE (0.1%)
Goodyear Tire & Rubber Co. (The)
 2nd Lien Term Loan
 8.14%, due 4/30/10                                     500,000        503,393
                                                                  ------------

BEVERAGE, FOOD & TOBACCO (0.3%)
Commonwealth Brands, Inc.
 New Term Loan
 7.688%, due 12/22/12                                   466,958        469,643

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                    www.mainstayfunds.com    205

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
LOAN ASSIGNMENTS & PARTICIPATIONS (CONTINUED)
------------------------------------------------------------------------------
BEVERAGE, FOOD & TOBACCO (CONTINUED)
Dole Food Co., Inc.
 Credit Link Deposit
 5.244%, due 4/12/13                                $    46,512   $     46,098
 Tranche C Term Loan
 7.474%, due 4/12/13                                    347,093        344,008
 Tranche B Term Loan
 7.55%, due 4/12/13                                     104,128        103,202
                                                                  ------------
                                                                       962,951
                                                                  ------------
BROADCASTING & ENTERTAINMENT (0.4%)
Charter Communications Operating LLC
 Replacement Term Loan
 8.005%, due 4/28/13                                    500,000        504,047
CSC Holdings, Inc.
 Incremental Term Loan
 7.148%, due 3/29/13                                    497,500        497,034
Gray Television, Inc.
 Incremental Term Loan
 6.88%, due 11/22/12                                    496,250        495,098
                                                                  ------------
                                                                     1,496,179
                                                                  ------------
BUILDINGS & REAL ESTATE (0.3%)
General Growth Properties, Inc.
 Tranche A1 Term Loan
 6.57%, due 2/24/10                                     500,000        496,106
Macerich Partnership, L.P.
 Term Loan
 6.875%, due 4/26/10                                    500,000        497,500
                                                                  ------------
                                                                       993,606
                                                                  ------------
CARGO TRANSPORT (0.1%)
Laidlaw International, Inc.
 Canadian Term Loan B
 7.117%, due 7/31/13                                    124,688        125,571
 Term Loan B
 7.117%, due 7/31/13                                    374,063        376,712
                                                                  ------------
                                                                       502,283
                                                                  ------------
CHEMICALS, PLASTICS & RUBBER (1.0%)
Brenntag Holding GmbH and Co.
 Acquisition Term Loan
 8.08%, due 1/20/14                                     186,545        188,256
 Term Loan B2
 8.08%, due 1/20/14                                     763,455        769,419
Celanese AG
 Dollar Term Loan
 7.367%, due 4/6/11                                     465,885        468,214
Huntsman International LLC
 Term B Dollar Facility
 7.07%, due 8/16/12                                     476,673        476,077

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CHEMICALS, PLASTICS & RUBBER (CONTINUED)
INEOS Group Holdings, Ltd.
 Tranche A4 Term Loan
 7.611%, due 12/17/12                               $   500,000   $    503,282
Lucite International US Finco, Ltd.
 Term Loan B1
 8.07%, due 7/7/13                                      369,303        371,842
Rockwood Specialties Group, Inc.
 Tranche E Term Loan
 7.376%, due 7/30/12                                    664,626        667,451
                                                                  ------------
                                                                     3,444,541
                                                                  ------------
CONTAINERS, PACKAGING & GLASS (0.1%)
Graham Packaging Holdings Co.
 Incremental Term Loan B
 7.687%, due 10/7/11                                    497,468        499,689
                                                                  ------------

DIVERSIFIED NATURAL RESOURCES, PRECIOUS
 METALS & MINERALS (0.1%)
Georgia-Pacific Corp.
 Term Loan B
 7.385%, due 12/20/12                                   327,525        329,174
 Term Loan C
 8.39%, due 12/23/13                                    170,000        172,085
                                                                  ------------
                                                                       501,259
                                                                  ------------
DIVERSIFIED/CONGLOMERATE MANUFACTURING (0.1%)
Invensys International Holdings, Ltd.
 Tranche A Term Loan
 7.398%, due 1/15/11                                     78,689         78,885
 Term A Bonding
 7.446%, due 12/15/10                                    71,311         71,490
                                                                  ------------
                                                                       150,375
                                                                  ------------
DIVERSIFIED/CONGLOMERATE SERVICE (0.1%)
SunGard Data Systems, Inc.
 Term Loan
 7.999%, due 2/11/13                                    496,231        500,532
                                                                  ------------

ELECTRONICS (0.1%)
Sensata Technologies Finance Co. LLC
 Term Loan
 7.13%, due 4/26/13                                     498,750        495,555
                                                                  ------------



 206   MainStay Income Manager Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
LOAN ASSIGNMENTS & PARTICIPATIONS (CONTINUED)
------------------------------------------------------------------------------
FINANCE (0.1%)
Hertz Corp. (The)
 Letter of Credit
 5.39%, due 12/21/12                                $    55,556   $     55,940
 Tranche B Term Loan
 7.654%, due 12/21/12                                   441,397        444,450
                                                                  ------------
                                                                       500,390
                                                                  ------------
GROCERY (0.1%)
Roundy's Supermarkets, Inc.
 Term Loan
 8.415%, due 11/3/11                                    497,805        500,667
                                                                  ------------

HEALTHCARE, EDUCATION & CHILDCARE (0.9%)
Alliance Imaging, Inc.
 Tranche C1 Term Loan
 7.938%, due 12/29/11                                   487,431        487,634
CONMED Corp.
 Institutional Term Loan B
 7.32%, due 4/13/13                                     494,630        494,011
DaVita, Inc.
 Term Loan B
 7.425%, due 10/5/12                                    446,192        447,985
Fresenius Medical Care Holdings, Inc.
 Term Loan
 6.752%, due 3/31/13                                    497,500        494,252
HealthSouth Corp.
 Term Loan B
 8.62%, due 3/10/13                                     498,750        500,551
Vanguard Health Holding Co. LLC
 Replacement Term Loan
 7.868%, due 9/23/11                                    496,259        496,105
Warner Chilcott Corp.
 Dovobet Delayed Draw Term Loan
 7.867%, due 1/18/12                                     10,986         11,008
 Dovonex Delayed Draw Term Loan
 7.867%, due 1/18/12                                     54,929         55,039
 Tranche C Term Loan
 7.867%, due 1/18/12                                     65,564         65,869
 Tranche B Term Loan
 7.926%, due 1/18/12                                    238,805        239,914
                                                                  ------------
                                                                     3,292,368
                                                                  ------------
HOME & OFFICE FURNISHINGS, HOUSEWARES, & DURABLE
 CONSUMER PRODUCTS (0.1%)
Jarden Corp.
 Term Loan B2
 7.117%, due 1/24/12                                    475,266        474,434
                                                                  ------------

LEISURE, AMUSEMENT, MOTION PICTURES,
 ENTERTAINMENT (0.6%)
AMC Entertainment, Inc.
 Term Loan
 7.445%, due 1/26/13                                    496,250        499,869
Bombardier Recreational Products, Inc.
 Term Loan
 8.13%, due 6/28/13                                     500,000        499,063

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
LEISURE, AMUSEMENT, MOTION PICTURES,
 ENTERTAINMENT (CONTINUED)
Cedar Fair, L.P.
 U.S. Term Loan B
 7.867%, due 8/30/12                                $   498,750   $    503,894
Easton-Bell Sports, Inc.
 Tranche B Term Loan
 7.118%, due 3/16/12                                    497,500        497,914
Regal Cinemas Corp.
 Term Loan
 7.117%, due 11/10/10                                   239,592        239,132
                                                                  ------------
                                                                     2,239,872
                                                                  ------------
MACHINERY (0.1%)
RBS Global, Inc.
 Term Loan B
 7.876%, due 7/19/13                                    500,000        502,500
                                                                  ------------

MINING, STEEL, IRON & NON-PRECIOUS METALS (0.1%)
Magnum Coal Co.
 Funded Letter of Credit
 8.57%, due 3/21/13                                      22,727         22,784
 Term Loan
 8.62%, due 3/21/13                                     226,136        226,702
                                                                  ------------
                                                                       249,486
                                                                  ------------
OIL & GAS (0.1%)
Babcock & Wilcox Co. (The)
 Synthetic Letter of Credit
 8.117%, due 2/22/12                                    500,000        502,500
                                                                  ------------

PERSONAL & NONDURABLE CONSUMER PRODUCTS (0.2%)
JohnsonDiversey, Inc.
 New Term Loan B
 7.97%, due 12/16/11                                    226,532        228,090
Solo Cup Co.
 Term Loan B1
 8.608%, due 2/27/11                                    447,704        449,593
                                                                  ------------
                                                                       677,683
                                                                  ------------

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                    www.mainstayfunds.com    207

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
LOAN ASSIGNMENTS & PARTICIPATIONS (CONTINUED)
------------------------------------------------------------------------------
PERSONAL TRANSPORTATION (0.2%)
United Airlines, Inc.
 Delayed Draw Term Loan
 9.125%, due 2/1/12                                 $    62,188   $     63,120
 Tranche B Term Loan
 9.25%, due 2/1/12                                      435,313        441,842
                                                                  ------------
                                                                       504,962
                                                                  ------------
PRINTING & PUBLISHING (0.7%)
Hanley Wood LLC
 Delayed Draw Term Loan
 7.61%, due 8/1/12                                       51,738         51,673
 Closing Date Term Loan
 7.694%, due 8/1/12                                     433,161        432,620
Merrill Communications LLC
 Term Loan
 7.59%, due 12/22/12                                    496,250        497,336
Nielsen Finance LLC
 Dollar Term Loan
 8.19%, due 8/9/13                                      500,000        501,719
R.H. Donnelley, Inc.
 Tranche D2 Term Loan
 6.887%, due 6/30/11                                    496,215        494,010
Yell Group PLC
 Term Loan B1
 7.32%, due 10/27/12                                    500,000        502,115
                                                                  ------------
                                                                     2,479,473
                                                                  ------------
RETAIL STORE (0.2%)
Jean Coutu Group (PJC), Inc. (The)
 Term Loan B
 7.937%, due 7/30/11                                    464,351        465,445
Neiman Marcus Group, Inc. (The)
 Term Loan B
 7.641%, due 4/6/13                                     378,909        381,719
                                                                  ------------
                                                                       847,164
                                                                  ------------
TELECOMMUNICATIONS (0.3%)
PanAmSat Corp.
 Term Loan B2
 7.872%, due 1/3/14                                     500,000        503,889
Windstream Corp.
 Tranche B Term Loan
 7.12%, due 7/17/13                                     500,000        502,411
                                                                  ------------
                                                                     1,006,300
                                                                  ------------
UTILITIES (0.3%)
LSP General Finance Co. LLC
 1st Lien Term Loan
 7.117%, due 5/6/13                                     467,298        466,325
 Delayed Draw 1st Lien Term Loan
 7.117%, due 5/6/13                                      19,874         19,833
NRG Energy, Inc.
 Credit Link Deposit
 7.367%, due 2/1/13                                      92,832         93,243
 Term Loan B
 7.367%, due 2/1/13                                     405,133        407,116
                                                                  ------------
                                                                       986,517
                                                                  ------------
Total Loan Assignments & Participations
 (Cost $24,886,102)                                                 24,814,679
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (17.5%)
------------------------------------------------------------------------------
FEDERAL FARM CREDIT BANK (0.3%)
 5.98%, due 9/15/16                                 $ 1,000,000   $  1,002,053
                                                                  ------------

FEDERAL HOME LOAN BANK (0.1%)
 5.25%, due 6/18/14 (c)                                 500,000        509,088
                                                                  ------------

FEDERAL HOME LOAN BANK
 (COLLATERALIZED MORTGAGE OBLIGATION) (0.2%)
 Series VN-2015, Class A
 5.46%, due 11/27/15                                    897,379        900,113
                                                                  ------------

FEDERAL HOME LOAN MORTGAGE CORPORATION (0.7%)
 4.125%, due 7/12/10                                  1,085,000      1,058,103
 4.875%, due 11/15/13                                 1,000,000        995,566
 5.50%, due 9/25/13                                     500,000        500,401
                                                                  ------------
                                                                     2,554,070
                                                                  ------------
FEDERAL HOME LOAN MORTGAGE CORPORATION
 (MORTGAGE PASS-THROUGH SECURITIES) (3.1%)
 4.50%, due 7/1/18                                      292,980        283,695
 4.50%, due 8/1/20                                      344,025        332,679
 4.50%, due 3/1/21                                      855,919        827,000
 4.50%, due 11/1/21 TBA (g)                             500,000        482,969
 4.50%, due 8/1/33                                      381,753        359,390
 4.50%, due 8/1/35                                      458,938        430,762
 5.00%, due 12/1/20                                     936,159        921,642
 5.00%, due 4/1/21                                      957,875        943,022
 5.00%, due 7/1/35                                      900,000        869,974
 5.00%, due 8/1/35                                      543,662        525,524
 5.00%, due 10/1/35                                      94,073         90,935
 5.00%, due 12/1/35                                   1,999,999      1,933,276
 5.50%, due 2/1/18                                      456,660        458,230
 5.50%, due 2/1/21                                      401,002        401,261
 5.50%, due 8/1/35                                       41,630         41,198
 5.50%, due 1/1/36                                      186,432        184,494
 6.00%, due 8/1/17                                      318,754        323,580
 6.00%, due 11/1/21 TBA (g)                             500,000        507,031
 6.00%, due 12/1/35                                      40,072         40,355
 6.00%, due 9/1/36                                      249,345        251,044


 208   MainStay Income Manager Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION
 (MORTGAGE PASS-THROUGH SECURITIES) (CONTINUED)
 6.50%, due 11/1/16                                 $   104,863   $    107,108
 6.50%, due 2/1/27                                        1,334          1,369
 6.50%, due 5/1/29                                      103,368        106,156
 6.50%, due 6/1/29                                      145,569        149,497
 6.50%, due 7/1/29                                      215,317        221,124
 6.50%, due 8/1/29                                      110,314        113,289
 6.50%, due 9/1/29                                        9,173          9,421
 6.50%, due 10/1/29                                       1,116          1,146
 6.50%, due 6/1/32                                       79,871         81,903
 7.00%, due 3/1/26                                          870            900
 7.00%, due 9/1/26                                       27,781         28,761
 7.00%, due 10/1/26                                         133            137
 7.00%, due 7/1/30                                        6,082          6,279
 7.00%, due 7/1/32                                      116,065        119,833
 7.50%, due 1/1/16                                       18,525         19,243
 7.50%, due 5/1/32                                      111,072        115,167
 7.75%, due 10/1/07                                       5,496          5,511
 8.00%, due 11/1/12                                      24,485         25,282
                                                                  ------------
                                                                    11,320,187
                                                                  ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (0.4%)
 6.00%, due 9/26/13                                   1,000,000        998,223
 6.50%, due 9/1/36                                      499,576        509,226
                                                                  ------------
                                                                     1,507,449
                                                                  ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (6.3%)
 4.00%, due 11/1/21 TBA (g)                             500,000        473,281
 4.50%, due 7/1/20                                       69,666         67,407
 4.50%, due 12/1/20                                     727,409        703,825
 4.50%, due 3/1/21                                       96,318         93,195
 5.00%, due 1/1/21                                        4,454          4,387
 5.00%, due 2/1/21                                      743,452        732,192
 5.00%, due 3/1/21                                        1,341          1,321
 5.00%, due 6/1/35                                       48,007         46,365
 5.00%, due 11/1/35                                     497,531        480,515
 5.00%, due 4/1/36                                    3,742,730      3,613,379
 5.00%, due 11/1/36 TBA (g)                             500,000        482,656
 5.50%, due 9/1/18                                      314,192        315,126
 5.50%, due 8/1/35                                      909,776        899,584
 5.50%, due 10/1/35                                   2,635,656      2,606,129
 5.50%, due 11/1/35                                     888,174        878,224
 5.50%, due 2/1/36                                      974,746        963,418
 5.50%, due 4/1/36                                    3,774,360      3,730,907
 5.50%, due 11/1/36 TBA (g)                             500,000        494,063
 5.959%, due 7/1/36 (b)                                 489,828        492,733
 6.00%, due 4/1/19                                       12,304         12,466
 6.00%, due 12/1/31                                      11,808         11,922
 6.00%, due 1/1/32                                       11,244         11,346
 6.00%, due 11/1/35                                      89,817         90,395
 6.00%, due 1/1/36                                       22,604         22,749
 6.00%, due 7/1/36                                    2,255,887      2,269,854
 6.00%, due 9/1/36                                    1,698,527      1,709,044
 6.00%, due 10/1/36                                     499,551        502,644
 6.00%, due 11/1/36 TBA (g)                             500,000        502,969
 6.50%, due 8/1/32                                      120,642        123,587
 6.50%, due 3/1/35                                      215,306        219,519
 6.50%, due 11/1/36 TBA (g)                             500,000        509,531
 7.00%, due 5/1/26                                       20,494         21,206

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
FEDERAL NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (CONTINUED)
 7.00%, due 6/1/26                                  $     3,674   $      3,802
 7.00%, due 7/1/30                                       58,891         60,849
 7.50%, due 8/1/11                                        3,993          4,012
 7.50%, due 10/1/11                                       5,972          6,133
 7.50%, due 10/1/15                                     106,768        110,522
 8.00%, due 7/1/09                                        2,592          2,647
 8.00%, due 4/1/10                                        9,207          9,472
 8.00%, due 10/1/10                                       5,050          5,195
 8.00%, due 8/1/11                                        2,130          2,205
 8.00%, due 10/1/11                                      13,313         13,777
 8.00%, due 11/1/11                                       3,235          3,348
 8.50%, due 8/1/26                                        4,042          4,340
 8.50%, due 10/1/26                                         462            496
 9.00%, due 6/1/26                                        3,293          3,583
 9.00%, due 7/1/26                                        5,874          6,359
 9.00%, due 8/1/26                                        3,643          3,889
 9.00%, due 9/1/26                                          149            150
                                                                  ------------
                                                                    23,326,718
                                                                  ------------
FREDDIE MAC
 (COLLATERALIZED MORTGAGE OBLIGATION) (0.3%)
Series R005, Class AB
 5.50%, due 12/15/18                                    922,233        923,113
                                                                  ------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (1.0%)
 5.00%, due 8/15/33                                      20,334         19,858
 5.00%, due 2/15/36                                     297,059        289,690
 5.00%, due 11/1/36 TBA (g)                             500,000        487,500
 5.50%, due 9/15/35                                     800,715        797,579
 5.50%, due 11/1/36 TBA (g)                             500,000        497,813
 6.00%, due 1/15/33                                     216,022        219,356
 6.00%, due 11/15/33                                    221,543        224,863
 6.00%, due 11/1/36 TBA (g)                             500,000        506,719
 6.50%, due 4/15/29                                         340            350
 6.50%, due 5/15/29                                       1,012          1,043
 6.50%, due 8/15/29                                          80             83
 6.50%, due 7/15/31                                     236,957        244,059
 6.50%, due 10/15/31                                     23,067         23,762


    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                    www.mainstayfunds.com    209

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (CONTINUED)
 7.00%, due 7/15/11                                 $       984   $      1,010
 7.00%, due 10/15/11                                     71,633         73,518
 7.00%, due 9/15/23                                       6,461          6,678
 7.00%, due 7/15/25                                      21,449         22,193
 7.00%, due 12/15/25                                     16,541         17,115
 7.00%, due 5/15/26                                      11,253         11,648
 7.00%, due 11/15/27                                     31,367         32,479
 7.00%, due 12/15/27                                    132,909        137,622
 7.00%, due 6/15/28                                       5,468          5,655
 7.50%, due 3/15/26                                      11,610         12,127
 7.50%, due 6/15/26                                         633            661
 7.50%, due 10/15/30                                     49,161         51,258
 8.00%, due 8/15/26                                       2,308          2,447
 8.00%, due 9/15/26                                       1,254          1,330
 8.00%, due 10/15/26                                     27,413         29,063
 8.50%, due 11/15/26                                     26,987         28,957
 9.00%, due 11/15/26                                      6,066          6,569
                                                                  ------------
                                                                     3,753,005
                                                                  ------------
UNITED STATES TREASURY BONDS (0.7%)
 4.50%, due 2/15/36 (c)                               1,074,000      1,036,578
 5.25%, due 2/15/29                                     500,000        531,172
 6.25%, due 8/15/23 (c)                               1,000,000      1,163,750
                                                                  ------------
                                                                     2,731,500
                                                                  ------------
UNITED STATES TREASURY NOTES (4.4%)
 3.625%, due 5/15/13                                    555,000        525,494
 4.00%, due 6/15/09                                   1,500,000      1,477,091
 4.00%, due 3/15/10 (c)                               1,600,000      1,570,750
 4.00%, due 2/15/14                                     770,000        741,786
 4.00%, due 2/15/15 (c)                                 500,000        479,512
 4.375%, due 8/15/12                                     25,000         24,772
 4.50%, due 2/15/09 (c)                               2,260,000      2,252,321
 4.625%, due 8/31/11                                     55,000         55,107
 4.875%, due 10/31/08                                 4,000,000      4,013,436
 4.875%, due 8/15/09                                  2,100,000      2,113,616
 4.875%, due 8/15/16 (c)                              3,104,000      3,168,504
                                                                  ------------
                                                                    16,422,389
                                                                  ------------
Total U.S. Government & Federal Agencies
 (Cost $64,592,781)                                                 64,949,685
                                                                  ------------

YANKEE BONDS (0.1%) (h)
------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES (0.1%)
SIUK PLC
 8.23%, due 2/1/27                                      250,000        255,669
                                                                  ------------

OIL & GAS (0.0%)++
EnCana Corp.
 6.30%, due 11/1/11                                     100,000        103,770
                                                                  ------------

PIPELINES (0.0%)++
TransCanada Pipelines, Ltd.
 5.85%, due 3/15/36                                     100,000         99,713
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
TRANSPORTATION (0.0%)++
Canadian National Railway Co.
 7.625%, due 5/15/23                                $    50,000   $     60,580
                                                                  ------------
Total Yankee Bonds
 (Cost $521,706)                                                       519,732
                                                                  ------------
Total Long-Term Bonds
 (Cost $157,336,980)                                               157,625,746
                                                                  ------------

                                                         SHARES
COMMON STOCKS (51.4%)
------------------------------------------------------------------------------
AEROSPACE & DEFENSE (1.0%)
Boeing Co. (The)                                         18,568      1,482,840
Northrop Grumman Corp.                                    9,794        650,224
Raytheon Co.                                             13,167        657,692
United Technologies Corp.                                13,415        881,634
                                                                  ------------
                                                                     3,672,390
                                                                  ------------
AGRICULTURE (1.2%)
Altria Group, Inc.                                       24,848      2,020,888
Reynolds American, Inc. (c)                              40,006      2,526,779
                                                                  ------------
                                                                     4,547,667
                                                                  ------------
AIRLINES (0.1%)
Southwest Airlines Co.                                   28,044        421,501
                                                                  ------------

APPAREL (0.6%)
Jones Apparel Group, Inc.                                44,218      1,476,881
NIKE, Inc. Class B                                        7,237        664,936
                                                                  ------------
                                                                     2,141,817
                                                                  ------------
BANKS (3.1%)
AmSouth Bancorporation                                   49,283      1,489,332
Bank of America Corp.                                    27,940      1,505,128
Bank of New York Co., Inc. (The)                         42,203      1,450,517
Comerica, Inc.                                           24,894      1,448,582
National City Corp. (c)                                  40,539      1,510,078
North Fork Bancorporation., Inc.                         15,566        444,876
Northern Trust Corp.                                     25,473      1,495,775
Regions Financial Corp.                                  41,621      1,579,517
UnionBanCal Corp.                                         7,218        415,612
                                                                  ------------
                                                                    11,339,417
                                                                  ------------


 210   MainStay Income Manager Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.


                                                         SHARES          VALUE
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
BEVERAGES (0.6%)
Coca-Cola Co. (The) (c)                                  17,528   $    818,908
PepsiCo, Inc.                                            20,723      1,314,667
                                                                  ------------
                                                                     2,133,575
                                                                  ------------
BIOTECHNOLOGY (0.3%)
Celgene Corp. (i)                                        22,867      1,222,012
                                                                  ------------
BUILDING MATERIALS (0.3%)
Masco Corp.                                              33,757        933,381
                                                                  ------------
CHEMICALS (0.8%)
E.I. du Pont de Nemours & Co.                             6,319        289,410
Lyondell Chemical Co.                                    66,335      1,702,819
Monsanto Co.                                             11,477        507,513
Sigma-Aldrich Corp.                                       5,057        379,831
                                                                  ------------
                                                                     2,879,573
                                                                  ------------
COMMERCIAL SERVICES (0.5%)
Accenture, Ltd. Class A                                  19,532        642,798
McKesson Corp.                                           27,537      1,379,328
                                                                  ------------
                                                                     2,022,126
                                                                  ------------
COMPUTERS (2.2%)
Hewlett-Packard Co.                                      82,019      3,177,416
International Business Machines Corp.                    35,829      3,308,092
Lexmark International, Inc. Class A (i)                  26,179      1,664,723
                                                                  ------------
                                                                     8,150,231
                                                                  ------------
COSMETICS & PERSONAL CARE (0.2%)
Procter & Gamble Co. (The)                               14,363        910,471
                                                                  ------------

DIVERSIFIED FINANCIAL SERVICES (3.6%)
American Express Co.                                     15,961        922,705
Ameriprise Financial, Inc. (c)                           41,725      2,148,837
Charles Schwab Corp. (The)                              110,070      2,005,475
CIT Group, Inc.                                           9,377        488,073
V  Citigroup, Inc.                                      104,677      5,250,598
JPMorgan Chase & Co.                                      8,161        387,158
Morgan Stanley                                            8,130        621,376
Raymond James Financial, Inc.                            48,068      1,531,446
                                                                  ------------
                                                                    13,355,668
                                                                  ------------
ELECTRIC (0.8%)
Duke Energy Corp.                                        21,981        695,479
Great Plains Energy, Inc. (c)                            10,669        347,169
TXU Corp.                                                28,067      1,771,870
                                                                  ------------
                                                                     2,814,518
                                                                  ------------
ELECTRICAL COMPONENTS & EQUIPMENT (0.2%)
Emerson Electric Co.                                      8,637        728,963
                                                                  ------------
ELECTRONICS (0.1%)
Applera Corp.-Applied BioSystems Group                   10,812        403,288
                                                                  ------------
ENTERTAINMENT (1.2%)
V  Regal Entertainment Group Class A (c)                221,128      4,583,983
                                                                  ------------


                                                         SHARES          VALUE
FOOD (0.5%)
General Mills, Inc.                                       6,978   $    396,490
Kraft Foods, Inc. Class A (c)                            43,299      1,489,486
                                                                  ------------
                                                                     1,885,976
                                                                  ------------
HEALTH CARE--PRODUCTS (1.0%)
Baxter International, Inc.                                8,216        377,690
Becton, Dickinson & Co.                                   8,238        576,907
C.R. Bard, Inc.                                           5,214        427,339
Johnson & Johnson                                        26,382      1,778,147
STERIS Corp.                                             24,014        585,221
                                                                  ------------
                                                                     3,745,304
                                                                  ------------
HEALTH CARE--SERVICES (1.4%)
Aetna, Inc.                                              35,844      1,477,490
Humana, Inc. (i)                                         24,394      1,463,640
UnitedHealth Group, Inc.                                 13,347        651,067
WellCare Health Plans, Inc. (i)                          28,860      1,695,525
                                                                  ------------
                                                                     5,287,722
                                                                  ------------
HOUSEWARES (0.1%)
Newell Rubbermaid, Inc.                                  18,213        524,170
                                                                  ------------

INSURANCE (2.8%)
Allstate Corp. (The)                                     19,230      1,179,953
American International Group, Inc.                        9,964        669,282
Aon Corp.                                                29,249      1,017,573
CNA Financial Corp. (i)                                  30,806      1,153,685
Loews Corp.                                              38,861      1,512,470
Nationwide Financial Services, Inc. Class A              15,140        770,929
Old Republic International Corp.                         56,317      1,268,822
Prudential Financial, Inc.                                6,461        497,045
St. Paul Travelers Cos., Inc. (The)                      16,617        849,627
W.R. Berkley Corp.                                       40,157      1,480,187
                                                                  ------------
                                                                    10,399,573
                                                                  ------------
INVESTMENT COMPANIES (1.9%)
Allied Capital Corp. (c)                                 97,119      3,062,162
American Capital Strategies, Ltd. (c)                    95,830      4,136,023
                                                                  ------------
                                                                     7,198,185
                                                                  ------------
IRON & STEEL (0.5%)
Nucor Corp.                                              28,728      1,678,002
                                                                  ------------

LODGING (0.1%)
Hilton Hotels Corp.                                      12,950        374,514
                                                                  ------------



    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                    www.mainstayfunds.com    211


                                                         SHARES          VALUE
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
MACHINERY--DIVERSIFIED (0.9%)
AGCO Corp. (i)                                           61,626   $  1,648,495
Cummins, Inc. (c)                                        12,223      1,552,077
                                                                  ------------
                                                                     3,200,572
                                                                  ------------
MEDIA (0.7%)
Cablevision Systems Corp. Class A                        45,497      1,264,362
CBS Corp. Class B                                        18,127        524,595
McGraw-Hill Cos., Inc. (The)                             14,661        940,796
                                                                  ------------
                                                                     2,729,753
                                                                  ------------
MINING (2.4%)
Cia Vale do Rio Doce, ADR (j)                            16,020        407,549
Phelps Dodge Corp.                                       16,191      1,625,253
V  Southern Copper Corp. (c)                            133,887      6,879,114
                                                                  ------------
                                                                     8,911,916
                                                                  ------------
MISCELLANEOUS--MANUFACTURING (1.1%)
Danaher Corp.                                             9,352        671,193
General Electric Co.                                     65,801      2,310,273
Honeywell International, Inc.                            15,665        659,810
Illinois Tool Works, Inc.                                12,907        618,633
                                                                  ------------
                                                                     4,259,909
                                                                  ------------
OFFICE FURNISHINGS (0.3%)
Steelcase, Inc. Class A                                  77,383      1,282,236
                                                                  ------------

OIL & GAS (3.1%)
Chevron Corp. (c)                                        36,040      2,421,888
Devon Energy Corp.                                        7,733        516,874
ENSCO International, Inc.                                 8,887        435,196
V  ExxonMobil Corp.                                     104,341      7,452,034
Hess Corp. (c)                                           12,363        524,191
                                                                  ------------
                                                                    11,350,183
                                                                  ------------
OIL & GAS SERVICES (0.2%)
Halliburton Co. (c)                                      22,428        725,546
                                                                  ------------

PACKAGING & CONTAINERS (0.1%)
Packaging Corp. of America                               14,145        324,911
                                                                  ------------

PHARMACEUTICALS (3.9%)
AmerisourceBergen Corp.                                  19,072        900,198
V  Merck & Co., Inc.                                    155,056      7,042,644
Novartis AG, ADR (j)                                     11,241        682,666
V  Pfizer, Inc.                                         204,282      5,444,115
Sanofi-Aventis, ADR (j)                                  11,797        503,614
                                                                  ------------
                                                                    14,573,237
                                                                  ------------
REAL ESTATE (0.0%)++
CB Richard Ellis Group, Inc. Class A (i)                  4,649        139,609
                                                                  ------------
RETAIL (3.3%)
American Eagle Outfitters, Inc.                          38,157      1,747,591
Barnes & Noble, Inc.                                     11,012        454,906
Best Buy Co., Inc.                                       12,225        675,431
Family Dollar Stores, Inc.                               14,603        430,058


                                                         SHARES          VALUE
RETAIL (CONTINUED)
Federated Department Stores, Inc.                        33,849   $  1,486,310
Gap, Inc. (The) (c)                                      20,252        425,697
Home Depot, Inc. (The)                                   32,978      1,231,069
J.C. Penney Co., Inc.                                     7,000        526,610
Kohl's Corp. (i)                                         20,318      1,434,451
McDonald's Corp.                                          9,131        382,772
Nordstrom, Inc.                                          10,806        511,664
OfficeMax, Inc.                                          25,079      1,193,259
Wal-Mart Stores, Inc.                                    34,811      1,715,486
                                                                  ------------
                                                                    12,215,304
                                                                  ------------
SAVINGS & LOANS (1.3%)
Capitol Federal Financial (c)                            79,925      3,029,157
New York Community Bancorp, Inc. (c)                     21,621        353,503
Washington Mutual, Inc. (c)                              35,622      1,506,811
                                                                  ------------
                                                                     4,889,471
                                                                  ------------
SEMICONDUCTORS (0.9%)
Applied Materials, Inc. (c)                              27,887        484,955
Intel Corp.                                              24,545        523,790
Microchip Technology, Inc.                               18,563        611,280
National Semiconductor Corp. (c)                         24,973        606,594
Texas Instruments, Inc.                                  30,916        933,045
                                                                  ------------
                                                                     3,159,664
                                                                  ------------
SOFTWARE (2.1%)
Automatic Data Processing, Inc.                          17,583        869,304
First Data Corp.                                         10,297        249,702
IMS Health, Inc.                                         17,107        476,430
Mastercard, Inc. Class A                                 20,718      1,535,204
V  Microsoft Corp.                                      156,135      4,482,636
                                                                  ------------
                                                                     7,613,276
                                                                  ------------
TELECOMMUNICATIONS (5.4%)
V  AT&T, Inc.                                           186,497      6,387,522
BellSouth Corp.                                          14,605        658,685
V  Citizens Communications Co.                          459,553      6,737,047
Motorola, Inc.                                           39,520        911,331
V  Verizon Communications, Inc.                         144,273      5,338,101
                                                                  ------------
                                                                    20,032,686
                                                                  ------------


 212   MainStay Income Manager Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.


                                                         SHARES          VALUE
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
TRANSPORTATION (0.6%)
CSX Corp.                                                11,354   $    404,997
Overseas Shipholding Group, Inc.                         23,674      1,480,809
United Parcel Service, Inc. Class B                       6,875        518,031
                                                                  ------------
                                                                     2,403,837
                                                                  ------------
Total Common Stocks
 (Cost $159,651,413)                                               191,166,137(p)
                                                                  ------------

REAL ESTATE INVESTMENT TRUSTS (2.6%)
------------------------------------------------------------------------------
CapitalSource, Inc. (c)                                  27,982        776,221
Equity Office Properties Trust (c)                       53,421      2,270,392
iStar Financial, Inc.                                    12,945        599,742
New Century Financial Corp. (c)                          73,243      2,884,309
New Plan Excel Realty Trust                              45,714      1,316,563
SL Green Realty Corp. (c)                                 7,613        921,554
Thornburg Mortgage, Inc. (c)                             26,257        674,280
                                                                  ------------
Total Real Estate Investment Trusts
 (Cost $8,923,795)                                                   9,443,061
                                                                  ------------

INVESTMENT COMPANY (0.1%)
------------------------------------------------------------------------------
iShares Russell 1000 Growth Index Fund (k)                7,199        388,674
                                                                  ------------
Total Investment Company
 (Cost $385,579)                                                       388,674
                                                                  ------------
                                                      PRINCIPAL
                                                         AMOUNT
SHORT-TERM INVESTMENTS (14.3%)
------------------------------------------------------------------------------
COMMERCIAL PAPER (1.1%)
Fairway Finance Corp.
 5.289%, due 11/20/06 (l)                           $ 2,297,254      2,297,254
Greyhawk Funding
 5.286%, due 11/13/06 (l)                               957,189        957,189
Jupiter Securitization Corp.
 5.303%, due 11/14/06 (l)                               957,189        957,189
                                                                  ------------
Total Commercial Paper
 (Cost $4,211,632)                                                   4,211,632
                                                                  ------------

                                                         SHARES
INVESTMENT COMPANY (3.1%)
BGI Institutional Money Market Fund (l)              11,431,078     11,431,078
                                                                  ------------
Total Investment Company
 (Cost $11,431,078)                                                 11,431,078
                                                                  ------------
                                                      PRINCIPAL
                                                         AMOUNT          VALUE
REPURCHASE AGREEMENT (0.7%)
Morgan Stanley & Co.
 5.42%, dated 10/31/06
 due 11/1/06
 Proceeds at Maturity $2,500,172
 (Collateralized by various Corporate Bonds,
 with rates between 0% - 8.40% and
 maturity dates between 1/30/07 - 6/15/34,
 with a Principal Amount of
 $2,528,462 and a Market Value
 of $2,599,176) (l)                                 $ 2,499,796   $  2,499,796
                                                                  ------------
Total Repurchase Agreement
 (Cost $2,499,796)                                                   2,499,796
                                                                  ------------
TIME DEPOSITS (6.8%)
Banco Bilbao Vizcaya Argentaria S.A.
 5.30%, due 1/9/07 (l)                                1,914,379      1,914,379
Bank of America
 5.27%, due 11/21/06 (b)(l)                           1,914,379      1,914,379
Bank of Montreal
 5.28%, due 11/27/06 (l)                              1,914,379      1,914,379
Bank of Nova Scotia
 5.30%, due 11/10/06 (l)                              1,914,379      1,914,379
Barclays
 5.32%, due 1/18/07 (l)                               1,914,379      1,914,379
Deutsche Bank AG
 5.27%, due 11/9/06 (l)                               1,340,065      1,340,065
Fortis Bank
 5.27%, due 11/6/06 (l)                               3,828,757      3,828,757
Halifax Bank of Scotland
 5.30%, due 1/10/07 (l)                               1,914,379      1,914,379
Lloyds TSB Bank PLC
 5.30%, due 12/21/06 (l)                              1,914,378      1,914,378
Royal Bank of Canada
 5.30%, due 12/22/06 (l)                              1,914,378      1,914,378
Royal Bank of Scotland
 5.29%, due 12/12/06 (l)                              1,914,378      1,914,378
Skandinaviska Enskilda Banken AB
 5.31%, due 11/3/06 (l)                               1,914,378      1,914,378
UBS AG
 5.28%, due 12/5/06 (l)                                 957,189        957,189
                                                                  ------------
Total Time Deposits
 (Cost $25,269,797)                                                 25,269,797
                                                                  ------------
U.S. GOVERNMENT & FEDERAL AGENCIES (2.6%)
Federal Agricultural Mortgage Corporation
 (Discount Note)
 4.98%, due 11/1/06                                   4,595,000      4,595,000
                                                                  ------------


    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                    www.mainstayfunds.com    213

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
SHORT-TERM INVESTMENT (CONTINUED)
------------------------------------------------------------------------------
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
Federal Home Loan Mortgage Corporation (Discount
 Note)
 5.00%, due 11/1/06                                 $ 2,595,000   $  2,595,000
                                                                  ------------
Federal National Mortgage Association (Discount
 Note)
 5.09%, due 11/2/06                                     125,000        124,982
                                                                  ------------
United States Treasury Bills
 4.833%, due 11/2/06                                    515,000        514,931
 4.989%, due 1/18/07 (m)                                300,000        296,795
 4.998%, due 1/25/07                                  1,750,000      1,729,630
                                                                  ------------
                                                                     2,541,356
                                                                  ------------
Total U.S. Government & Federal Agencies
 (Cost $9,856,368)                                                   9,856,338
                                                                  ------------
Total Short-Term Investments
 (Cost $53,268,671)                                                 53,268,641
                                                                  ------------
Total Investments
 (Cost $379,566,438) (n)                                  110.8%   411,892,259(o)
Liabilities in Excess of
 Cash and Other Assets                                    (10.8)   (39,964,038)
                                                    -----------   ------------
Net Assets                                                100.0%  $371,928,221
                                                    ===========   ============

                                              CONTRACTS            UNREALIZED
                                                   LONG          APPRECIATION
FUTURES CONTRACTS (0.0%)++
-----------------------------------------------------------------------------
Standard & Poor's 500 Index
 Mini December 2006                                  35   $            26,995
                                                          -------------------
Total Futures Contracts
 (Settlement Value $2,420,600) (p)                        $            26,995
                                                          ===================

++   Less than one tenth of a percent.
+++  Fifty percent of the Fund's liquid assets are maintained to cover "senior securities transactions" which may include, but are not limited to, forwards, TBA's, options and futures. This percentage is marked-to-market daily against the value of the Fund's "senior securities" holdings to ensure proper coverage for these transactions.
(a)  May be sold to institutional investors only under Rule 144a or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.
(b)  Floating rate. Rate shown is the rate in effect at October 31, 2006.
(c)  Represents a security, or a portion thereof, which is out on loan.
(d)  Issue in default.
(e)  PIK ("Payment in Kind")--interest or dividend payment is made with additional securities.
(f)  Floating Rate Loan--generally pays interest at rates which are periodically re-determined at a margin above the London Inter-Bank Offered Rate
     ("LIBOR") or other short-term rates. The rate shown is the rate(s) in effect at October 31, 2006. Floating Rate Loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or borrower prior to disposition of a Floating Rate Loan. Under procedures adopted by the Board, the loans are deemed to be liquid.
(g)  TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. The market value of these securities at October 31, 2006 is $4,944,532.
(h)  Yankee Bond--dollar-denominated bond issued in the United States by a foreign bank or corporation.
(i)  Non-income producing security.
(j)  ADR--American Depositary Receipt.
(k)  Exchange Traded Fund--represents a basket of securities that are traded on an exchange.
(l)  Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(m)  Segregated as collateral for TBAs.
(n)  The cost for federal income tax purposes is $380,381,659.
(o)  At October 31, 2006 net unrealized appreciation was $31,510,600, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $33,738,320 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $2,227,720.
(p)  The combined market value of common stocks and settlement value of Standard
     & Poor's 500 Index futures contracts approximately represents 52.0% of net assets.

 214   MainStay Income Manager Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2006

ASSETS:
Investment in securities, at value (identified
  cost $379,566,438) including $41,986,585
  market value of securities loaned             $411,892,259
Cash                                                 697,191
Unrealized appreciation on unfunded
  commitments                                            892
Receivables:
  Investment securities sold                      16,386,962
  Dividends and interest                           1,807,453
  Fund shares sold                                   680,260
  Variation margin on futures contracts                3,322
Other assets                                          16,606
                                                -------------
    Total assets                                 431,484,945
                                                -------------
LIABILITIES:
Securities lending collateral                     43,412,303
Payables:
  Investment securities purchased                 15,550,378
  Manager (See Note 3)                               155,669
  Fund shares redeemed                               138,290
  Transfer agent (See Note 3)                        118,072
  NYLIFE Distributors (See Note 3)                    47,148
  Professional fees                                   44,326
  Shareholder communication                           32,232
  Custodian                                           19,388
  Directors                                            4,836
Accrued expenses                                      34,082
                                                -------------
    Total liabilities                             59,556,724
                                                -------------
Net assets                                      $371,928,221
                                                =============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001 per share) 1
  billion shares authorized:
  Class A                                       $      4,825
  Class B                                              1,973
  Class C                                                636
  Class I                                             17,807
Additional paid-in capital                       329,529,462
Accumulated undistributed net investment
  income                                           2,027,378
Accumulated net realized gain on investments,
  futures transactions and foreign currency
  transactions                                     7,992,432
Net unrealized appreciation on investments and
  futures contracts                               32,352,816
Net unrealized appreciation on unfunded
  commitments                                            892
                                                -------------
Net assets                                      $371,928,221
                                                =============
CLASS A
Net assets applicable to outstanding shares     $ 70,859,314
                                                =============
Shares of capital stock outstanding                4,824,503
                                                =============
Net asset value per share outstanding           $      14.69
Maximum sales charge (5.50% of offering price)          0.85
                                                -------------
Maximum offering price per share outstanding    $      15.54
                                                =============
CLASS B
Net assets applicable to outstanding shares     $ 28,663,656
                                                =============
Shares of capital stock outstanding                1,972,961
                                                =============
Net asset value and offering price per share
  outstanding                                   $      14.53
                                                =============
CLASS C
Net assets applicable to outstanding shares     $  9,249,929
                                                =============
Shares of capital stock outstanding                  636,467
                                                =============
Net asset value and offering price per share
  outstanding                                   $      14.53
                                                =============
CLASS I
Net assets applicable to outstanding shares     $263,155,322
                                                =============
Shares of capital stock outstanding               17,806,580
                                                =============
Net asset value and offering price per share
  outstanding                                   $      14.78
                                                =============

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                    www.mainstayfunds.com    215

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2006

INVESTMENT INCOME:
INCOME:
  Interest                                      $  8,102,821
  Dividends (a)                                    7,002,220
  Income from securities loaned--net                 320,006
                                                ------------
    Total income                                  15,425,047
                                                ------------
EXPENSES:
  Manager (See Note 3)                             2,312,543
  Transfer agent--Classes A, B and C (See Note
    3)                                               330,278
  Transfer agent--Class I (See Note 3)               352,148
  Distribution/Service--Class A (See Note 3)         189,352
  Service--Class B (See Note 3)                       72,102
  Service--Class C (See Note 3)                       16,491
  Distribution--Class B (See Note 3)                 216,306
  Distribution--Class C (See Note 3)                  49,473
  Professional fees                                  116,671
  Custodian                                          116,140
  Shareholder communication                           68,383
  Registration                                        62,555
  Directors                                           25,804
  Miscellaneous                                       81,615
                                                ------------
    Total expenses before waiver/reimbursement     4,009,861
  Expense waiver/reimbursement from Manager
    (See Note 3)                                    (362,231)
                                                ------------
    Net expenses                                   3,647,630
                                                ------------
Net investment income                             11,777,417
                                                ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) on:
  Security transactions                         $ 46,432,313
  Futures transactions                              (923,874)
  Foreign currency transactions                          337
                                                ------------
Net realized gain on investments, futures
  transactions and foreign currency
  transactions                                    45,508,776
                                                ------------
Net change in unrealized appreciation
  (depreciation) on:
  Security transactions and unfunded loan
    commitments                                  (10,292,857)
  Futures contracts                                  407,791
  Translation of other assets and liabilities
    in foreign currency transactions                  (5,061)
                                                ------------
Net change in unrealized appreciation on
  investments, unfunded loan commitments,
  futures contracts and foreign currency
  transactions                                    (9,890,127)
                                                ------------
Net realized and unrealized gain on
  investments, unfunded loan commitments,
  futures transactions and foreign currency
  transactions                                    35,618,649
                                                ------------
Net increase in net assets resulting from
  operations                                    $ 47,396,066
                                                ============

(a) Dividends recorded net of foreign withholding taxes in the amount of $3,714.

 216   MainStay Income Manager Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED OCTOBER 31, 2006 AND OCTOBER 31, 2005

                                              2006           2005
INCREASE IN NET ASSETS:
Operations:
 Net investment income               $  11,777,417   $  5,472,399
 Net realized gain on investments,
  futures transactions and foreign
  currency transactions                 45,508,776     21,009,942
 Net change in unrealized
  appreciation on investments,
  futures contracts and foreign
  currency transactions                 (9,890,127)    (1,739,961)
                                     ----------------------------
 Net increase in net assets
  resulting from operations             47,396,066     24,742,380
                                     ----------------------------

Dividends to shareholders:
 From net investment income:
   Class A                              (3,078,443)      (883,795)
   Class B                                (889,617)      (271,640)
   Class C                                (196,479)       (42,898)
   Class I                             (11,158,352)    (3,506,544)
                                     ----------------------------
 Total dividends to shareholders       (15,322,891)    (4,704,877)
                                     ----------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                              20,744,956     27,147,132
   Class B                               5,993,828     16,869,238
   Class C                               4,545,350      3,844,235
   Class I                              39,038,432     30,813,805
 Net asset value of shares issued
  to shareholders in reinvestment
  of dividends:
   Class A                               2,871,547        836,197
   Class B                                 830,317        257,606
   Class C                                 149,639         37,036
   Class I                              11,153,979      3,485,389
                                     ----------------------------
                                        85,328,048     83,290,638
 Cost of shares redeemed:
   Class A                             (42,633,906)   (13,295,310)
   Class B                              (6,697,188)    (3,885,353)
   Class C                              (2,078,567)    (1,352,258)
   Class I                             (49,072,887)   (43,142,283)
                                     ----------------------------
                                      (100,482,548)   (61,675,204)
 Net asset value of shares converted (See Note 1):
   Class A                               8,975,485             --
   Class B                              (8,975,485)            --
   Increase (decrease) in net
    assets derived from capital
    share transactions                 (15,154,500)    21,615,434
                                     ----------------------------
   Net increase in net assets           16,918,675     41,652,937

                                              2006           2005

NET ASSETS:
Beginning of year                    $ 355,009,546   $313,356,609
                                     ----------------------------
End of year                          $ 371,928,221   $355,009,546
                                     ============================
Accumulated undistributed net
 investment income at end of year    $   2,027,378   $  5,618,339
                                     ============================

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                    www.mainstayfunds.com    217

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                       CLASS A
                                                       ---------------------------------------
                                                                                   JANUARY 2,
                                                                                      2004*
                                                                                     THROUGH
                                                       YEAR ENDED OCTOBER 31,      OCTOBER 31,
                                                         2006          2005           2004
Net asset value at beginning of period                 $ 13.42       $ 12.67         $ 12.17
                                                       --------      --------      -----------
Net investment income                                     0.46(a)       0.18(a)(b)      0.12
Net realized and unrealized gain on investments           1.39          0.76            0.38
Net realized and unrealized gain on foreign currency
  transactions                                            0.00(c)       0.00(c)         0.00(c)
                                                       --------      --------      -----------
Total from investment operations                          1.85          0.94            0.50
                                                       --------      --------      -----------
Less dividends:
  From net investment income                             (0.58)        (0.19)             --
                                                       --------      --------      -----------
Net asset value at end of period                       $ 14.69       $ 13.42         $ 12.67
                                                       ========      ========      ===========
Total investment return (d)                              14.13%         7.46%           4.11%(e)
Ratios (to average net assets)/Supplemental Data:
  Net investment income                                   3.28%         1.41%(b)        1.40%+
  Net expenses                                            1.05%         1.23%           1.02%+
  Expenses (before waiver/reimbursement)                  1.33%         1.31%           1.23%+
Portfolio turnover rate                                    162%(f)       100%(f)          89%
Net assets at end of period (in 000's)                 $70,859       $74,169         $55,796

                                                                           CLASS C
                                                       ------------------------------------------------
                                                                                           DECEMBER 30,
                                                                                              2002*
                                                                                             THROUGH
                                                           YEAR ENDED OCTOBER 31,          OCTOBER 31,
                                                        2006        2005        2004           2003
Net asset value at beginning of period                 $13.22      $12.54      $11.86         $10.64
                                                       ------      ------      ------      ------------
Net investment income                                    0.35(a)     0.08(a)(b)   0.11          0.06(a)
Net realized and unrealized gain (loss) on
  investments                                            1.37        0.75        0.76           1.16
Net realized and unrealized gain (loss) on foreign
  currency transactions                                  0.00(c)     0.00(c)     0.00(c)       (0.00)(c)
                                                       ------      ------      ------      ------------
Total from investment operations                         1.72        0.83        0.87           1.22
                                                       ------      ------      ------      ------------
Less dividends:
  From net investment income                            (0.41)      (0.15)      (0.19)            --
                                                       ------      ------      ------      ------------
Net asset value at end of period                       $14.53      $13.22      $12.54         $11.86
                                                       ======      ======      ======      ============
Total investment return (d)                             13.26%       6.68%       7.39%         11.47%(e)
Ratios (to average net assets)/Supplemental Data:
  Net investment income                                  2.56%       0.65%(b)    0.65%          0.65%+
  Net expenses                                           1.80%       1.98%       1.77%          1.83%+
  Expenses (before waiver/reimbursement)                 2.07%       2.06%       1.98%          2.06%+
Portfolio turnover rate                                   162%(f)     100%(f)      89%           113%
Net assets at end of period (in 000's)                 $9,250      $5,976      $3,218         $   46

*    Commencement of operations.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Net investment income and the ratio of net investment income includes $0.02 per share and
     0.12%, respectively as a result of a special one time dividend from Microsoft Corp.
(c)  Less than one cent per share.
(d)  Total return is calculated exclusive of sales charges. Class I is not subject to sales charges.
(e)  Total return is not annualized.
(f)  The portfolio turnover rate not including mortgage dollar rolls is 157% and 76% for the years ended October 31, 2006 and 2005, respectively.

 218   MainStay Income Manager Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                    CLASS B
    ---------------------------------------
                                JANUARY 2,
                                   2004*
                                  THROUGH
    YEAR ENDED OCTOBER 31,      OCTOBER 31,
      2006          2005           2004
    $ 13.21       $ 12.54         $ 12.12
    --------      --------      -----------
       0.34(a)       0.08(a)(b)      0.04
       1.39          0.74            0.38
       0.00(c)       0.00(c)         0.00(c)
    --------      --------      -----------
       1.73          0.82            0.42
    --------      --------      -----------
      (0.41)        (0.15)             --
    --------      --------      -----------
    $ 14.53       $ 13.21         $ 12.54
    ========      ========      ===========
      13.35%         6.60%           3.47%(e)
       2.49%         0.65%(b)        0.65%+
       1.81%         1.98%           1.77%+
       2.08%         2.06%           1.98%+
        162%(f)       100%(f)          89%
    $28,664       $34,755         $20,087

                                                  CLASS I
    ----------------------------------------------------------------------------------------------------
                                           YEAR ENDED OCTOBER 31,
      2006                   2005                   2004                   2003                   2002
    $  13.53               $  12.74               $  11.99               $  10.81               $  12.11
    --------               --------               --------               --------               --------
        0.48(a)                0.24(a)(b)             0.22                   0.18 (a)               0.22
        1.41                   0.74                   0.78                   1.22                  (1.25)
        0.00(c)                0.00(c)                0.00(c)               (0.00)(c)              (0.00)(c)
    --------               --------               --------               --------               --------
        1.89                   0.98                   1.00                   1.40                  (1.03)
    --------               --------               --------               --------               --------
       (0.64)                 (0.19)                 (0.25)                 (0.22)                 (0.27)
    --------               --------               --------               --------               --------
    $  14.78               $  13.53               $  12.74               $  11.99               $  10.81
    ========               ========               ========               ========               ========
       14.34%                  7.76%                  8.43%                 13.17%                 (8.78%)
        3.44%                  1.75%(b)               1.59%                  1.65%                  1.84%
        0.90%                  0.88%                  0.83%                  0.83%                  0.83%
        0.93%                  0.96%                  1.04%                  1.06%                  0.94%
         162%(f)                100%(f)                 89%                   113%                     4%
    $263,155               $240,110               $234,256               $262,438               $399,199

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                    www.mainstayfunds.com    219

MAINSTAY CONSERVATIVE ALLOCATION FUND

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM. PERFORMANCE DATA SHOWN EXCLUDING SALES CHARGES DOES NOT REFLECT THE DEDUCTION OF ANY SALES LOAD, WHICH IF REFLECTED, WOULD REDUCE PERFORMANCE QUOTED.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL           ONE      SINCE
TOTAL RETURNS            YEAR   INCEPTION
-----------------------------------------
With sales charges       3.34%    3.71%
Excluding sales charges  9.36     7.51

(PERFORMANCE GRAPH)                                         (With sales charges)

                                    MAINSTAY          CONSERVATIVE                                               LEHMAN BROTHERS
                                  CONSERVATIVE         ALLOCATION                               MSCI EAFE        AGGREGATE BOND
                                 ALLOCATION FUND        BENCHMARK         S&P 500 INDEX           INDEX               INDEX
                                 ---------------      ------------        -------------         ---------        ---------------
4/4/05                                 9450               10000               10000               10000               10000
                                       9685               10246               10365               10731               10129
10/31/06                              10591               11281               12059               13684               10655

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL           ONE      SINCE
TOTAL RETURNS            YEAR   INCEPTION
-----------------------------------------
With sales charges       3.67%    4.30%
Excluding sales charges  8.67     6.76

(PERFORMANCE GRAPH)                                         (With sales charges)

                                    MAINSTAY          CONSERVATIVE                                               LEHMAN BROTHERS
                                  CONSERVATIVE         ALLOCATION                               MSCI EAFE        AGGREGATE BOND
                                 ALLOCATION FUND        BENCHMARK         S&P 500 INDEX           INDEX               INDEX
                                 ---------------      ------------        -------------         ---------        ---------------
4/4/05                                10000               10000               10000               10000               10000
                                      10202               10246               10365               10731               10129
10/31/06                              10686               11281               12059               13684               10655

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL           ONE      SINCE
TOTAL RETURNS            YEAR   INCEPTION
-----------------------------------------
With sales charges       7.67%    6.76%
Excluding sales charges  8.67     6.76

(PERFORMANCE GRAPH)                                         (With sales charges)

                                    MAINSTAY          CONSERVATIVE                                               LEHMAN BROTHERS
                                  CONSERVATIVE         ALLOCATION                               MSCI EAFE        AGGREGATE BOND
                                 ALLOCATION FUND        BENCHMARK         S&P 500 INDEX           INDEX               INDEX
                                 ---------------      ------------        -------------         ---------        ---------------
4/4/05                                10000               10000               10000               10000               10000
                                      10202               10246               10365               10731               10129
10/31/06                              11086               11281               12059               13684               10655

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges as explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors. The Manager may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to this agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 220   MainStay Conservative Allocation Fund

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE      SINCE
TOTAL RETURNS            YEAR    INCEPTION
------------------------------------------
                         10.13%    8.04%

(PERFORMANCE GRAPH)

                                    MAINSTAY          CONSERVATIVE                                               LEHMAN BROTHERS
                                  CONSERVATIVE         ALLOCATION                               MSCI EAFE        AGGREGATE BOND
                                 ALLOCATION FUND        BENCHMARK         S&P 500 INDEX           INDEX               INDEX
                                 ---------------      ------------        -------------         ---------        ---------------
4/4/05                                10000               10000               10000               10000               10000
                                      10257               10246               10365               10731               10129
10/31/06                              11296               11281               12059               13684               10655



                                                                         ONE      SINCE
BENCHMARK PERFORMANCE                                                   YEAR    INCEPTION
-----------------------------------------------------------------------------------------

Conservative Allocation Benchmark(1)                                    10.09%     7.95%
S&P 500(R) Index(2)                                                     16.34     12.62
MSCI EAFE(R) Index(3)                                                   27.52     22.03
Lehman Brothers(R) Aggregate Bond Index(4)                               5.19      4.11
Average Lipper mixed-asset target allocation conservative fund(5)        7.62      4.96

1. The Conservative Allocation Benchmark was built using different weightings from three well-known indices that represent three asset classes. U.S. stocks (35% weighted) are represented by the S&P 500(R) Index, international stocks (5% weighted) are represented by Morgan Stanley Capital International Europe, Australasia, and Far East Index--the MSCI EAFE(R) Index--and U.S. bonds (60% weighted) are represented by the Lehman Brothers(R) Aggregate Bond Index. Results for all indices assume that all income and capital gains are reinvested in the index or indices that produce them. The Conservative Allocation Benchmark is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index or a benchmark.
2. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
3. The Morgan Stanley Capital International Europe, Australasia, and Far East Index--the MSCI EAFE(R) Index--is an unmanaged index that is considered representative of the international stock market. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
4. The Lehman Brothers(R) Aggregate Bond Index is an unmanaged index that consists of the following other unmanaged Lehman Brothers(R) indices: the Government Index, Corporate Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index. To qualify for inclusion in the Lehman Brothers(R) Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed-rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $150 million. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
5. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                   www.mainstayfunds.com     221

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY CONSERVATIVE ALLOCATION FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2006, to October 31, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2006, to October 31, 2006.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended October 31, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            5/1/06            10/31/06          PERIOD(1)           10/31/06           PERIOD(1)

CLASS A SHARES                        $1,000.00         $1,042.95            $2.73            $1,022.35             $2.70
---------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                        $1,000.00         $1,039.60            $6.58            $1,018.60             $6.51
---------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                        $1,000.00         $1,040.60            $6.58            $1,018.60             $6.51
---------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                        $1,000.00         $1,046.05            $1.29            $1,023.75             $1.28
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (0.53% for Class A, 1.28% for Class B and Class C, and 0.25% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). In the absence of waivers and/or reimbursements, expenses would have been higher.

 222   MainStay Conservative Allocation Fund

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2006

(COMPOSITION PIE CHART)

Affiliated Investment Companies                                                  99.9
Cash and Other Assets, Less Liabilities                                           0.1

See Portfolio of Investments on page 227 for specific holdings within these categories.

                                                   www.mainstayfunds.com     223

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager Tony Elavia of New York Life Investment Management LLC

HOW DID MAINSTAY CONSERVATIVE ALLOCATION FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2006?

Excluding all sales charges, MainStay Conservative Allocation Fund returned 9.36% for Class A shares, 8.67% for Class B shares, and 8.67% for Class C shares during the 12 months ended October 31, 2006. For the same period, the Fund's Class I shares returned 10.13%. Class I shares outperformed--and Class A, Class B, and Class C shares underperformed--the 10.09% return of Conservative Allocation Benchmark,(1) the Fund's broad-based securities-market index, for the 12-month reporting period. All share classes outperformed the 7.62% return of the average Lipper(2) mixed-asset target allocation conservative fund for the 12 months ended October 31, 2006.

HOW DID YOU DETERMINE THE FUND'S ALLOCATIONS AMONG THE UNDERLYING FUNDS?

MainStay Conservative Allocation Fund invests in other MainStay Funds, which are referred to as Underlying Funds.

Throughout the summer and into the fall, we emphasized Underlying Funds with larger average capitalizations and a stronger growth orientation. We believed that the market's capitalization and style preferences had become a bit distorted in recent years. From July through October 2006, the style bias had little impact on the performance of the Fund but the orientation toward Underlying Funds with larger average capitalizations began to benefit returns.

WERE THERE ANY SPECIFIC CHANGES IN YOUR ALLOCATIONS TO UNDERLYING FUNDS?

One recent change has been a gradual migration out of MainStay Common Stock Fund and into MainStay Growth Equity Fund and domestic equity products subadvised by Institutional Capital LLC (ICAP). Although the shift detracted from performance through October 31, 2006, the overall impact was slight.

We also elected to split the Fund's exposure to international equities evenly between MainStay International Equity Fund and MainStay ICAP International Fund. Since MainStay ICAP International Fund did not become available until September 1, 2006, the impact of the move, though negative, has been very mild.

DURING THE REPORTING PERIOD, WHICH UNDERLYING FUNDS HAD THE HIGHEST TOTAL RETURNS AND WHICH HAD THE LOWEST?

MainStay International Equity Fund was the best-performing Underlying Fund by a considerable margin, followed by MainStay Large Cap Opportunities Fund and other Underlying Funds with a large-cap value orientation. The worst-performing Underlying Funds were on the fixed-income side. MainStay Short Term Bond Fund had the lowest total return, followed by MainStay Cash Reserves Fund, MainStay Indexed Bond Fund, MainStay Intermediate Term Bond Fund, and MainStay Government Bond Fund. All these Underlying Funds grouped closely together, with total returns that were less than one percentage point apart.

DURING THE REPORTING PERIOD, WHICH UNDERLYING FUNDS MADE THE GREATEST POSITIVE CONTRIBUTIONS TO THE FUND'S PERFORMANCE AND WHICH ONES DETRACTED?

A sizable average allocation to MainStay Common Stock Fund was among the strongest positive contributors to the Fund's performance on an absolute basis and relative to the Conservative Allocation Benchmark. A large position in MainStay Indexed Bond Fund also accounted for much of the Fund's return, although that holding had little impact on performance relative to the benchmark. MainStay High Yield Corporate Bond Fund was by far the best-performing of the Underlying Fixed-Income Funds during the reporting period.

None of the Underlying Funds generated negative returns, but the Fund's positions in MainStay Large Cap Growth Fund and MainStay All Cap Growth Fund detracted from the Fund's performance relative to the Conservative Allocation Benchmark.


1. See footnote on page 221 for more information on the Fund's Conservative Allocation Benchmark.
2. See footnote page 221 for more information on Lipper Inc.

THE DISCLOSURE AND FOOTNOTES ON PAGE 226 ARE AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.

 224   MainStay Conservative Allocation Fund

WHAT FACTORS INFLUENCED PERFORMANCE IN THE FIXED-INCOME PORTION OF THE FUND?

A strategic blend of fixed-income Underlying Funds similar to the bond component of the benchmark was established at the inception of the Fund and has been maintained ever since. During the reporting period, fixed-income returns tended to improve with investments made further down the credit spectrum. The Fund maintains small, strategic exposures to MainStay Floating Rate Fund and MainStay High Yield Corporate Bond Fund, both of which fared well during the reporting period. The Fund's much larger allocation to MainStay Indexed Bond Fund resulted in modest returns only a shade better than inflation or cash.


The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                   www.mainstayfunds.com     225

The Fund's performance depends on the advisor's skill in determining the asset-class allocations and the mix of Underlying MainStay Funds as well as the performance of these Underlying Funds. The Underlying Funds' performance may be lower than the performance of the asset class or classes the Underlying Funds were selected to represent. The Fund is indirectly subject to the investment risks of each Underlying Fund held. Principal risks of the Underlying Funds are described below.

MainStay Conservative Allocation Fund is a "fund of funds" that invests in other MainStay Funds. The cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Fund, clients will indirectly bear fees and expenses charged by the Underlying Funds in which the Fund invests in addition to the Fund's direct fees and expenses. In addition, the use of a fund-of-funds structure could affect the timing, amount, and character of distributions to the client and may increase taxes payable by the client.

The Fund may invest more than 25% of its assets in one Underlying Fund, which may significantly affect the net asset value of the Fund.

The Fund, through its investment in the Underlying Funds, may be subject to risks of the Underlying Funds, including the following:

- Stocks and bonds can decline because of adverse issuer, market, regulatory, or economic developments.

- High-yield securities carry higher risks, and some of the Underlying Funds' investments have speculative characteristics and present a greater risk of loss than higher-quality debt securities. High-yield securities can also be subject to greater price volatility.

- Stocks of small companies may be subject to higher price volatility, significantly lower trading volume, and greater spreads between bid and ask prices than stocks of larger companies. Furthermore, small-cap companies may be more vulnerable to adverse business or market developments than larger companies, and the product lines of small- cap companies may be more limited than those of larger-capitalization companies.

- Stocks of mid-cap companies may be more volatile and less liquid than the securities of larger companies.

- Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.

- When interest rates rise, the prices of fixed-income securities in the Underlying Funds' portfolios will generally fall. On the other hand, when interest rates fall, the prices of fixed-income securities in the Underlying Funds' portfolios will generally rise.

- The Underlying Floating-Rate Funds are generally considered to have speculative characteristics. These Underlying Funds may involve risk of default on principal and interest and risks associated with collateral impairment, nondiversification, borrower industry concentration, and limited liquidity.

- AN INVESTMENT IN THE UNDERLYING MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE UNDERLYING MONEY MARKET FUND SEEKS TO MAINTAIN A VALUE OF $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY.

Before making an investment in the Fund, you should consider all the risks associated with it.

INFORMATION ABOUT MAINSTAY CONSERVATIVE ALLOCATION FUND ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

 226   MainStay Conservative Allocation Fund

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2006


                                                       SHARES         VALUE
AFFILIATED INVESTMENT COMPANIES (99.9%)+
---------------------------------------------------------------------------
EQUITY FUNDS (39.8%)
MainStay Common Stock Fund                            399,358   $ 5,882,541
MainStay Growth Equity Fund (a)(b)                    238,662     2,634,825
MainStay ICAP Equity Fund                               4,635       219,039
MainStay ICAP International Fund                       41,171     1,573,569
MainStay ICAP Select Equity Fund                      103,753     4,288,094
MainStay International Equity Fund                     94,189     1,581,427
MainStay Large Cap Growth Fund (b)                  1,064,440     6,269,552
MainStay S&P 500 Index Fund                            67,931     2,184,668
MainStay Small Cap Opportunity Fund                    10,951       221,001
MainStay Value Fund                                     9,301       216,070
                                                                -----------
                                                                 25,070,786
                                                                -----------
FIXED INCOME FUNDS (60.1%)
MainStay Floating Rate Fund                           476,466     4,731,311
MainStay High Yield Corporate Bond Fund               745,698     4,727,723
MainStay Indexed Bond Fund (b)                      2,260,839    24,168,371
MainStay Intermediate Term Bond Fund                  436,692     4,257,749
                                                                -----------
                                                                 37,885,154
                                                                -----------
Total Affiliated Investment Companies
 (Cost $61,355,732) (c)                                  99.9%   62,955,940(d)
Cash and Other Assets,
 Less Liabilities                                         0.1        31,796
                                                    ---------   -----------
Net Assets                                              100.0%  $62,987,736
                                                    =========   ===========

+    Percentages indicated are based on Fund net assets.
(a)  Non-income producing Portfolio/Fund.
(b)  The Fund's ownership exceeds 5% of the outstanding shares of the underlying Portfolio/Fund.
(c)  The cost for federal income tax purposes is $61,390,011.
(d)  At October 31, 2006 net unrealized appreciation was
     $1,565,929 based on cost for federal income tax purposes.
     This consisted of aggregate gross unrealized appreciation
     for all investments on which there was an excess of market value over cost of $1,651,073 and aggregate gross unrealized depreciation for all investments on which there was an
     excess of cost over market value of $85,144.

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                    www.mainstayfunds.com    227

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2006

ASSETS:
Investment in affiliated investment companies,
  at value (identified cost $61,355,732)         $62,955,940
Cash                                                 221,114
Receivables:
  Fund shares sold                                   118,824
  Interest                                               290
Other assets                                          17,713
                                                 ------------
    Total assets                                  63,313,881
                                                 ------------

LIABILITIES:
Payables:
  Investment securities purchased                    221,605
  Manager (See Note 3)                                30,165
  NYLIFE Distributors (See Note 3)                    26,995
  Fund shares redeemed                                14,231
  Shareholder communication                           11,626
  Professional fees                                   10,388
  Custodian                                            3,448
  Transfer agent (See Note 3)                          2,501
  Directors                                              782
Accrued expenses                                       4,404
                                                 ------------
    Total liabilities                                326,145
                                                 ------------
Net assets                                       $62,987,736
                                                 ============

COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001 per share) 1
  billion shares authorized:
  Class A                                        $     3,786
  Class B                                              1,246
  Class C                                                748
  Class I                                                 56
Additional paid-in capital                        60,322,416
Accumulated undistributed net realized gain on
  investments                                      1,059,276
Net unrealized appreciation on investments         1,600,208
                                                 ------------
Net assets                                       $62,987,736
                                                 ============
CLASS A
Net assets applicable to outstanding shares      $40,889,019
                                                 ============
Shares of capital stock outstanding                3,785,542
                                                 ============
Net asset value per share outstanding            $     10.80
Maximum sales charge (5.50% of offering price)          0.63
                                                 ------------
Maximum offering price per share outstanding     $     11.43
                                                 ============
CLASS B
Net assets applicable to outstanding shares      $13,425,544
                                                 ============
Shares of capital stock outstanding                1,245,679
                                                 ============
Net asset value and offering price per share
  outstanding                                    $     10.78
                                                 ============
CLASS C
Net assets applicable to outstanding shares      $ 8,066,351
                                                 ============
Shares of capital stock outstanding                  748,378
                                                 ============
Net asset value and offering price per share
  outstanding                                    $     10.78
                                                 ============
CLASS I
Net assets applicable to outstanding shares      $   606,822
                                                 ============
Shares of capital stock outstanding                   55,923
                                                 ============
Net asset value and offering price per share
  outstanding                                    $     10.85
                                                 ============

 228   MainStay Conservative Allocation Fund          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2006

INVESTMENT INCOME:
INCOME:
  Dividend distributions from affiliated
    investment companies                          $1,478,410
  Interest                                             4,370
                                                  -----------
    Total income                                   1,482,780
                                                  -----------
EXPENSES:
  Distribution--Class B (See Note 3)                  77,449
  Distribution--Class C (See Note 3)                  40,897
  Distribution/Service--Class A (See Note 3)          73,203
  Service--Class B (See Note 3)                       25,816
  Service--Class C (See Note 3)                       13,632
  Registration                                        47,720
  Offering costs                                      35,097
  Professional fees                                   26,588
  Custodian                                           20,740
  Transfer agent--Classes A, B and C (See Note
    3)                                                13,379
  Shareholder communication                            7,568
  Directors                                            3,327
  Miscellaneous                                        8,672
                                                  -----------
    Total expenses before reimbursement              394,088
  Expense reimbursement from Manager
    (See Note 3)                                     (36,386)
                                                  -----------
    Net expenses                                     357,702
                                                  -----------
Net investment income                              1,125,078
                                                  -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on:
  Affiliated investment company transactions       1,101,906
  Capital gain distributions from affiliated
    investment company transactions                  133,886
                                                  -----------
Net realized gain on investments                   1,235,792
                                                  -----------
Net change in unrealized depreciation on
  investments                                      1,680,273
                                                  -----------
Net realized and unrealized gain on investments    2,916,065
                                                  -----------
Net increase in net assets resulting from
  operations                                      $4,041,143
                                                  ===========

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                    www.mainstayfunds.com    229

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED OCTOBER 31, 2006 AND THE PERIOD APRIL 4, 2005
(COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 2005

                                               2006          2005
INCREASE IN NET ASSETS:

Operations:
 Net investment income                 $  1,125,078   $   140,553
 Net realized gain on investments         1,235,792         4,353
 Net change in unrealized
    appreciation (depreciation) on
    investments                           1,680,273       (80,065)
                                       --------------------------

Net increase in net assets resulting
 from operations                          4,041,143        64,841
                                       --------------------------

Dividends and distributions to shareholders:
 From net investment income:
   Class A                                 (986,092)      (42,116)
   Class B                                 (246,117)      (16,565)
   Class C                                 (139,935)       (4,892)
   Class I                                   (5,432)          (48)
 From net realized gain on investments:
   Class A                                   (2,835)           --
   Class B                                   (1,886)           --
   Class C                                     (580)           --
   Class I                                       (2)           --
                                       --------------------------
 Total dividends and distributions to
  shareholders                           (1,382,879)      (63,621)
                                       --------------------------

                                               2006          2005

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                             $ 27,764,577   $13,659,478
   Class B                               10,076,432     9,356,234
   Class C                                6,308,580     2,973,430
   Class I                                  569,960        10,086
 Net asset value of shares issued to
  shareholders in reinvestment of
  dividends and distributions:
   Class A                                  910,173        39,643
   Class B                                  237,874        15,826
   Class C                                  119,825         4,207
   Class I                                    5,434            48
                                       --------------------------
                                         45,992,855    26,058,952
 Cost of shares redeemed:
   Class A                               (7,102,217)     (352,445)
   Class B                               (2,326,415)     (281,606)
   Class C                               (1,587,299)      (66,198)
   Class I                                   (7,301)          (74)
                                       --------------------------
                                        (11,023,232)     (700,323)
 Net asset value of shares converted (See Note 1):
   Class A                                4,313,326            --
   Class B                               (4,313,326)           --
   Increase in net assets derived
    from capital share transactions      34,969,623    25,358,629
                                       --------------------------
   Net increase in net assets            37,627,887    25,359,849

NET ASSETS:
Beginning of period                      25,359,849            --
                                       --------------------------
End of period                          $ 62,987,736   $25,359,849
                                       ==========================
Accumulated undistributed net
 investment income at end of period    $         --   $   116,513
                                       ==========================

 230   MainStay Conservative Allocation Fund          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                   www.mainstayfunds.com     231

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                 CLASS A                           CLASS B
                                                       ----------------------------      ----------------------------
                                                                         APRIL 4,                          APRIL 4,
                                                                           2005*                             2005*
                                                       YEAR ENDED         THROUGH        YEAR ENDED         THROUGH
                                                       OCTOBER 31,      OCTOBER 31,      OCTOBER 31,      OCTOBER 31,
                                                          2006             2005             2006             2005
Net asset value at beginning of period                   $ 10.21          $ 10.00          $ 10.18          $10.00
                                                       -----------      -----------      -----------      -----------
Net investment income (a)                                   0.28             0.14             0.22            0.10
Net realized and unrealized gain on investments             0.65             0.11(b)          0.65            0.10(b)
                                                       -----------      -----------      -----------      -----------
Total from investment operations                            0.93             0.25             0.87            0.20
                                                       -----------      -----------      -----------      -----------
Less dividends and distributions:
  From net investment income                               (0.34)           (0.04)           (0.27)          (0.02)
  From net realized gain on investments                    (0.00)(c)           --            (0.00)(c)          --
                                                       -----------      -----------      -----------      -----------
Total dividends and distributions                          (0.34)           (0.04)           (0.27)          (0.02)
                                                       -----------      -----------      -----------      -----------
Net asset value at end of period                         $ 10.80          $ 10.21          $ 10.78          $10.18
                                                       ===========      ===========      ===========      ===========
Total investment return (d)                                 9.36%            2.49%(e)         8.67%           2.02%(e)
Ratios (to average net assets)/Supplemental Data:
  Net investment income                                     2.71%            2.43%+           2.07%           1.68%+
  Net expenses (f)                                          0.53%            0.60%+           1.28%           1.35%+
  Expenses (before reimbursement) (f)                       0.61%            1.55%+           1.36%           2.30%+
Portfolio turnover rate                                       33%               3%              33%              3%
Net assets at end of period (in 000's)                   $40,889          $13,350          $13,426          $9,100

*    Commencement of operations.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  The amount shown for a share outstanding does not correspond with aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund during the period.
(c)  Less than one cent per share.
(d)  Total return is calculated exclusive of sales charges. Class I is not subject to sales charges.
(e)  Total return is not annualized.
(f)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

 232   MainStay Conservative Allocation Fund          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

             CLASS C                             CLASS I
---------------------------------      ----------------------------
                       APRIL 4,                          APRIL 4,
                         2005*                             2005*
   YEAR ENDED           THROUGH        YEAR ENDED         THROUGH
  OCTOBER 31,         OCTOBER 31,      OCTOBER 31,      OCTOBER 31,
        2006             2005             2006             2005
       $10.18           $10.00           $10.21           $10.00
     -----------      -----------      -----------      -----------
         0.21             0.10             0.33             0.15
         0.66             0.10(b)          0.68             0.11(b)
     -----------      -----------      -----------      -----------
         0.87             0.20             1.01             0.26
     -----------      -----------      -----------      -----------
        (0.27)           (0.02)           (0.37)           (0.05)
        (0.00)(c)           --            (0.00)(c)           --
     -----------      -----------      -----------      -----------
        (0.27)           (0.02)           (0.37)           (0.05)
     -----------      -----------      -----------      -----------
       $10.78           $10.18           $10.85           $10.21
     ===========      ===========      ===========      ===========
         8.67%            2.02%(e)        10.13%            2.57%(e)
         2.02%            1.68%+           3.15%            2.78%+
         1.28%            1.35%+           0.25%            0.25%+
         1.36%            2.30%+           0.33%            1.20%+
           33%               3%              33%               3%
       $8,066           $2,900           $  607           $   10

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                    www.mainstayfunds.com    233

MAINSTAY GROWTH ALLOCATION FUND

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM. PERFORMANCE DATA SHOWN EXCLUDING SALES CHARGES DOES NOT REFLECT THE DEDUCTION OF ANY SALES LOAD, WHICH IF REFLECTED, WOULD REDUCE PERFORMANCE QUOTED.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE      SINCE
TOTAL RETURNS            YEAR    INCEPTION
------------------------------------------
With sales charges       10.08%     9.70%
Excluding sales charges  16.49     13.71

(PERFORMANCE GRAPH)                                         (With sales charges)

                                          MAINSTAY GROWTH       GROWTH ALLOCATION
                                          ALLOCATION FUND           BENCHMARK            S&P 500 INDEX         MSCI EAFE INDEX
                                          ---------------       -----------------        -------------         ---------------
4/4/05                                          9450                  10000                  10000                  10000
                                                9932                  10440                  10365                  10731
10/31/06                                       11570                  12377                  12059                  13684

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE      SINCE
TOTAL RETURNS            YEAR    INCEPTION
------------------------------------------
With sales charges       10.59%    10.49%
Excluding sales charges  15.59     12.87

(PERFORMANCE GRAPH)                                         (With sales charges)

                                          MAINSTAY GROWTH       GROWTH ALLOCATION
                                          ALLOCATION FUND           BENCHMARK            S&P 500 INDEX         MSCI EAFE INDEX
                                          ---------------       -----------------        -------------         ---------------
4/4/05                                         10000                  10000                  10000                  10000
                                               10470                  10440                  10365                  10731
10/31/06                                       11702                  12377                  12059                  13684

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE      SINCE
TOTAL RETURNS            YEAR    INCEPTION
------------------------------------------
With sales charges       14.79%    12.93%
Excluding sales charges  15.79     12.93

(PERFORMANCE GRAPH)                                         (With sales charges)

                                          MAINSTAY GROWTH       GROWTH ALLOCATION
                                          ALLOCATION FUND           BENCHMARK            S&P 500 INDEX         MSCI EAFE INDEX
                                          ---------------       -----------------        -------------         ---------------
4/4/05                                         10000                  10000                  10000                  10000
                                               10460                  10440                  10365                  10731
10/31/06                                       12112                  12377                  12059                  13684

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges as explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors. The Manager may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to this agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 234   MainStay Growth Allocation Fund

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE      SINCE
TOTAL RETURNS            YEAR    INCEPTION
------------------------------------------
                         17.36%    14.32%

(PERFORMANCE GRAPH)

                                          MAINSTAY GROWTH       GROWTH ALLOCATION
                                          ALLOCATION FUND           BENCHMARK            S&P 500 INDEX         MSCI EAFE INDEX
                                          ---------------       -----------------        -------------         ---------------
4/4/05                                         10000                  10000                  10000                  10000
                                               10520                  10440                  10365                  10731
10/31/06                                       12347                  12377                  12059                  13684



                                      ONE      SINCE
BENCHMARK PERFORMANCE                YEAR    INCEPTION
------------------------------------------------------

Growth Allocation Benchmark(1)       18.55%    14.50%
S&P 500(R) Index(2)                  16.34     12.62
MSCI EAFE(R) Index(3)                27.52     22.03
Average Lipper multi-cap core
  fund(5)                            14.49     11.75

1. The Growth Allocation Benchmark was built using different weightings from two well-known indices that represent two asset classes. U.S. stocks (80% weighted) are represented by the S&P 500(R) Index and international stocks (20% weighted) are represented by the Morgan Stanley Capital International Europe, Australasia, and Far East Index--the MSCI EAFE(R) Index. Results for all indices assume that all income and capital gains are reinvested in the index that produced them. The Growth Allocation Benchmark is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index or a benchmark.
2. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
3. The Morgan Stanley Capital International Europe, Australasia, and Far East Index--the MSCI EAFE(R) Index--is an unmanaged index that is considered representative of the international stock market. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
4. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                   www.mainstayfunds.com     235

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY GROWTH ALLOCATION FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2006, to October 31, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2006, to October 31, 2006.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended October 31, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            5/1/06            10/31/06          PERIOD(1)           10/31/06           PERIOD(1)

CLASS A SHARES                        $1,000.00         $1,044.20            $2.68            $1,022.40             $2.65
---------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                        $1,000.00         $1,040.25            $6.53            $1,018.65             $6.46
---------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                        $1,000.00         $1,040.25            $6.53            $1,018.65             $6.46
---------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                        $1,000.00         $1,045.65            $1.29            $1,023.75             $1.28
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (0.52% for Class A, 1.27% for Class B and Class C, and 0.25% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). In the absence of waivers and/or reimbursements, expenses would have been higher.

 236   MainStay Growth Allocation Fund

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2006

(COMPOSITION PIE CHART)

Affiliated Investment Companies                                                  99.6
Cash and Other Assets, Less Liabilities                                           0.4

See Portfolio of Investments on page 240 for specific holdings within these categories.

                                                   www.mainstayfunds.com     237

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager Tony Elavia of New York Life Investment Management LLC

HOW DID MAINSTAY GROWTH ALLOCATION FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2006?

Excluding all sales charges, MainStay Growth Allocation Fund returned 16.49% for Class A shares, 15.59% for Class B shares, and 15.79% for Class C shares during the 12 months ended October 31, 2006. For the same period, the Fund's Class I shares returned 17.36%. All share classes underperformed the 18.55% return of the Growth Allocation Benchmark,(1) the Fund's broad-based securities-market index, for the 12-month period. All share classes outperformed the 14.49% return of the average Lipper(2) multi-cap core fund for the 12 months ended October 31, 2006.

HOW DID YOU DETERMINE THE FUND'S ALLOCATIONS AMONG THE UNDERLYING FUNDS?

MainStay Growth Allocation Fund invests in other MainStay Funds, which are referred to as Underlying Funds.

Throughout the summer and into the fall, we emphasized Underlying Funds with larger average capitalizations and a stronger growth orientation. We believed that the market's capitalization and style preferences had become a bit distorted in recent years. From July through October 2006, the style bias had little impact on the performance of the Fund but the orientation toward Underlying Funds with larger average capitalizations began to benefit returns.

WERE THERE ANY SPECIFIC CHANGES IN YOUR ALLOCATIONS TO UNDERLYING FUNDS?

One recent change has been a gradual migration out of MainStay Common Stock Fund and into MainStay Growth Equity Fund and domestic equity products subadvised by Institutional Capital LLC (ICAP). Although the shift detracted from performance through October 31, 2006, the overall impact was slight.

We also elected to split the Fund's exposure to international equities evenly between MainStay International Equity Fund and MainStay ICAP International Fund. Since MainStay ICAP International Fund did not become available until September 1, 2006, the impact of the move, though negative, has been very mild.

DURING THE REPORTING PERIOD, WHICH UNDERLYING FUNDS HAD THE HIGHEST TOTAL RETURNS AND WHICH HAD THE LOWEST?

MainStay International Equity Fund was the best-performing Underlying Fund by a considerable margin, followed by MainStay Large Cap Opportunities Fund and other Underlying Funds with a large-cap value orientation. The Fund's worst-performing holdings were growth-oriented Underlying Funds. MainStay Capital Appreciation Fund had the lowest total return, followed by MainStay All Cap Growth Fund, MainStay Mid Cap Growth Fund, and MainStay Large Cap Growth Fund. All these Underlying Funds grouped closely together, with total returns that were less than two percentage points apart.

DURING THE REPORTING PERIOD, WHICH UNDERLYING FUNDS MADE THE GREATEST POSITIVE CONTRIBUTIONS TO THE FUND'S PERFORMANCE AND WHICH ONES DETRACTED?

The Fund's position in MainStay International Equity Fund made the largest positive contribution to the Fund's performance. Foreign markets showed exceptional results during the 12-month reporting period. A sizeable average allocation to MainStay Common Stock Fund was another strong contributor to the Fund's absolute and relative performance.

None of the Underlying Funds generated negative returns, but the Fund's positions in MainStay Large Cap Growth Fund and MainStay All Cap Growth Fund detracted from the Fund's performance relative to the Growth Allocation Benchmark.



1. See footnote on page 235 for more information on the Fund's Growth Allocation Benchmark.
2. See footnote on page 235 for more information on Lipper Inc.

THE DISCLOSURE AND FOOTNOTES ON PAGE 239 ARE AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

 238   MainStay Growth Allocation Fund

The Fund's performance depends on the advisor's skill in determining the asset-class allocations and the mix of Underlying MainStay Funds as well as the performance of these Underlying Funds. The Underlying Funds' performance may be lower than the performance of the asset class or classes the Underlying Funds were selected to represent. The Fund is indirectly subject to the investment risks of each Underlying Fund held. Principal risks of the Underlying Funds are described below.

MainStay Growth Allocation Fund is a "fund of funds" that invests in other MainStay Funds. The cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Fund, clients will indirectly bear fees and expenses charged by the Underlying Funds in which the Fund invests in addition to the Fund's direct fees and expenses. In addition, the use of a fund-of-funds structure could affect the timing, amount, and character of distributions to the client and may increase taxes payable by the client.

The Fund may invest more than 25% of its assets in one Underlying Fund, which may significantly affect the net asset value of the Fund.

The Fund, through its investment in the Underlying Funds, may be subject to risks of the Underlying Funds, including the following:

- Stocks and bonds can decline because of adverse issuer, market, regulatory, or economic developments.

- The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase.

- High-yield securities carry higher risks, and some of the Underlying Funds' investments have speculative characteristics and present a greater risk of loss than higher-quality debt securities. High-yield securities can also be subject to greater price volatility.

- Stocks of small companies may be subject to higher price volatility, significantly lower trading volume, and greater spreads between bid and ask prices than stocks of larger companies. Furthermore, small-cap companies may be more vulnerable to adverse business or market developments than larger companies, and the product lines of small- cap companies may be more limited than those of larger-capitalization companies.

- Stocks of mid-cap companies may be more volatile and less liquid than the securities of larger companies.

- Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.

Before making an investment in the Fund, you should consider all the risks associated with it.

INFORMATION ABOUT MAINSTAY GROWTH ALLOCATION FUND ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

                                                   www.mainstayfunds.com     239

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2006


                                                       SHARES         VALUE
AFFILIATED INVESTMENT COMPANIES (99.6%)+
---------------------------------------------------------------------------
EQUITY FUNDS (99.6%)
MainStay Common Stock Fund (a)                      1,448,046   $21,329,720
MainStay Growth Equity Fund (a)(b)                    262,340     2,896,229
MainStay ICAP Equity Fund                              44,428     2,099,689
MainStay ICAP International Fund                      237,293     9,069,351
MainStay ICAP Select Equity Fund                      232,246     9,598,724
MainStay International Equity Fund                    542,019     9,100,493
MainStay Large Cap Growth Fund (a)                  3,919,546    23,086,126
MainStay S&P 500 Index Fund                           213,860     6,877,747
MainStay Small Cap Opportunity Fund                    35,685       720,119
MainStay Value Fund                                   249,501     5,795,906
                                                                -----------
Total Affiliated Investment Companies
 (Cost $85,636,889) (c)                                  99.6%   90,574,104(d)
Cash and Other Assets,
 Less Liabilities                                         0.4       349,203
                                                    ---------   -----------
Net Assets                                              100.0%  $90,923,307
                                                    =========   ===========

+    Percentages indicated are based on Fund net assets.
(a)  The Fund's ownership exceeds 5% of the outstanding shares of the underlying Portfolio/Fund.
(b)  Non-income producing Portfolio/Fund.
(c)  The cost for federal income tax purposes is $85,651,674.
(d)  At October 31, 2006 net unrealized appreciation was
     $4,922,430 based on cost for federal income tax purposes.
     This consisted of aggregate gross unrealized appreciation
     for all investments on which there was an excess of market value over cost of $4,922,430.

 240   MainStay Growth Allocation Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2006

ASSETS:
Investment in affiliated investment companies,
  at value (identified cost $85,636,889)         $90,574,104
Cash                                                 219,722
Receivables:
  Fund shares sold                                   471,060
  Interest                                               892
Other assets                                          18,540
                                                 ------------
    Total assets                                  91,284,318
                                                 ------------

LIABILITIES:
Payables:
  Investment securities purchased                    219,356
  NYLIFE Distributors (See Note 3)                    41,778
  Fund shares redeemed                                37,665
  Manager (See Note 3)                                28,673
  Professional fees                                   11,340
  Shareholder communication                           10,575
  Custodian                                            3,656
  Transfer agent (See Note 3)                          2,500
  Directors                                            1,063
Accrued expenses                                       4,405
                                                 ------------
    Total liabilities                                361,011
                                                 ------------
Net assets                                       $90,923,307
                                                 ============

COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001 per share) 1
  billion shares authorized:
  Class A                                        $     4,513
  Class B                                              2,320
  Class C                                                722
  Class I                                                  1
Additional paid-in capital                        83,444,436
Accumulated undistributed net realized gain on
  investments                                      2,534,100
Net unrealized appreciation on investments         4,937,215
                                                 ------------
Net assets                                       $90,923,307
                                                 ============
CLASS A
Net assets applicable to outstanding shares      $54,499,211
                                                 ============
Shares of capital stock outstanding                4,513,025
                                                 ============
Net asset value per share outstanding            $     12.08
Maximum sales charge (5.50% of offering price)          0.70
                                                 ------------
Maximum offering price per share outstanding     $     12.78
                                                 ============
CLASS B
Net assets applicable to outstanding shares      $27,769,692
                                                 ============
Shares of capital stock outstanding                2,320,396
                                                 ============
Net asset value and offering price per share
  outstanding                                    $     11.97
                                                 ============
CLASS C
Net assets applicable to outstanding shares      $ 8,639,906
                                                 ============
Shares of capital stock outstanding                  721,516
                                                 ============
Net asset value and offering price per share
  outstanding                                    $     11.97
                                                 ============
CLASS I
Net assets applicable to outstanding shares      $    14,498
                                                 ============
Shares of capital stock outstanding                    1,192
                                                 ============
Net asset value and offering price per share
  outstanding                                    $     12.17*
                                                 ============

* Difference in the NAV recalculation and NAV stated is caused by rounding differences.

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                    www.mainstayfunds.com    241

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2006

INVESTMENT INCOME:
INCOME:
  Dividend distributions from affiliated
    investment companies                          $  159,346
  Interest                                             7,765
                                                  -----------
    Total income                                     167,111
                                                  -----------
EXPENSES:
  Distribution--Class B (See Note 3)                 130,256
  Distribution--Class C (See Note 3)                  43,729
  Distribution/Service--Class A (See Note 3)          79,298
  Service--Class B (See Note 3)                       43,419
  Service--Class C (See Note 3)                       14,576
  Registration                                        49,921
  Offering costs                                      35,097
  Professional fees                                   28,379
  Custodian                                           17,439
  Transfer agent--Classes A, B and C (See Note
    3)                                                13,624
  Shareholder communication                            7,541
  Directors                                            3,780
  Miscellaneous                                        8,816
                                                  -----------
    Total expenses before reimbursement              475,875
  Expense reimbursement from Manager (See Note
    3)                                               (16,114)
                                                  -----------
    Net expenses                                     459,761
                                                  -----------
Net investment loss                                 (292,650)
                                                  -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on:
  Affiliated investment company transactions       2,646,674
  Capital gain distributions from affiliated
    investment company transactions                  446,903
                                                  -----------
Net realized gain on investments                   3,093,577
                                                  -----------
Net change in unrealized appreciation on
  investments                                      4,684,684
                                                  -----------
Net realized and unrealized gain on investments    7,778,261
                                                  -----------
Net increase in net assets resulting from
  operations                                      $7,485,611
                                                  ===========

 242   MainStay Growth Allocation Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED OCTOBER 31, 2006 AND THE PERIOD APRIL 4, 2005
(COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 2005

                                               2006          2005
INCREASE IN NET ASSETS:
Operations:
 Net investment loss                   $   (292,650)  $   (51,251)
 Net realized gain on investments         3,093,577       140,192
 Net change in unrealized
  appreciation on investments             4,684,684       252,531
                                       --------------------------
 Net increase in net assets resulting
  from operations                         7,485,611       341,472
                                       --------------------------

Dividends and distributions to shareholders:
 From net investment income:
   Class A                                 (144,346)           --
   Class B                                  (58,222)           --
   Class C                                  (22,116)           --
   Class I                                     (105)           --
 From net realized gain on investments:
   Class A                                  (62,778)           --
   Class B                                  (51,982)           --
   Class C                                  (16,165)           --
   Class I                                      (54)           --
                                       --------------------------
 Total dividends and distributions to
  shareholders                             (355,768)           --
                                       --------------------------
Capital share transactions:
 Net proceeds from sale of shares:
   Class A                               40,726,021    10,648,023
   Class B                               22,473,965     8,106,966
   Class C                                8,524,550       963,872
   Class I                                   11,983        10,106

                                               2006          2005
 Net asset value of shares issued to
  shareholders in reinvestment of
  dividends and distributions:
   Class A                             $    195,379   $        --
   Class B                                  105,939            --
   Class C                                   30,806            --
   Class I                                      159            --
                                       --------------------------
                                         72,068,802    19,728,967
 Cost of shares redeemed:
   Class A                               (3,808,028)     (157,473)
   Class B                               (2,714,340)      (77,214)
   Class C                               (1,509,251)      (69,298)
   Class I                                  (10,100)          (73)
                                       --------------------------
                                         (8,041,719)     (304,058)
 Net asset value of shares converted (See Note 1):
   Class A                                2,447,141            --
   Class B                               (2,447,141)           --
   Increase in net assets derived
    from capital share transactions      64,027,083    19,424,909
                                       --------------------------
   Net increase in net assets            71,156,926    19,766,381

NET ASSETS:
Beginning of period                      19,766,381            --
                                       --------------------------
End of period                          $ 90,923,307   $19,766,381
                                       ==========================

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                    www.mainstayfunds.com    243

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                 CLASS A                           CLASS B
                                                       ----------------------------      ----------------------------
                                                                         APRIL 4,                          APRIL 4,
                                                                           2005*                             2005*
                                                       YEAR ENDED         THROUGH        YEAR ENDED         THROUGH
                                                       OCTOBER 31,      OCTOBER 31,      OCTOBER 31,      OCTOBER 31,
                                                          2006             2005             2006             2005
Net asset value at beginning of period                   $ 10.51          $ 10.00          $ 10.47          $10.00
                                                       -----------      -----------      -----------      -----------
Net investment income (loss) (a)                           (0.03)           (0.04)           (0.10)          (0.08)
Net realized and unrealized gain on investments             1.74             0.55(b)          1.72            0.55(b)
                                                       -----------      -----------      -----------      -----------
Total from investment operations                            1.71             0.51             1.62            0.47
                                                       -----------      -----------      -----------      -----------
Less dividends and distributions:
  From net investment income                               (0.09)              --            (0.07)             --
  From net realized gain on investments                    (0.05)              --            (0.05)             --
                                                       -----------      -----------      -----------      -----------
Total dividends and distributions                          (0.14)              --            (0.12)             --
                                                       -----------      -----------      -----------      -----------
Net asset value at end of period                         $ 12.08          $ 10.51          $ 11.97          $10.47
                                                       ===========      ===========      ===========      ===========
Total investment return (c)                                16.49%            5.10%(d)        15.59%           4.70%(d)
Ratios (to average net assets)/Supplemental Data:
  Net investment income (loss)                             (0.25%)          (0.61%)+         (0.91%)         (1.36%)+
  Net expenses (e)                                          0.52%            0.62%+           1.27%           1.37% +
  Expenses (before reimbursement) (e)                       0.55%            1.84%+           1.30%           2.59% +
Portfolio turnover rate                                       84%              21%              84%             21%
Net assets at end of period (in 000's)                   $54,499          $10,709          $27,770          $8,142

*    Commencement of operations.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  The amount shown for a share outstanding does not correspond with aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund during the period.
(c)  Total return is calculated exclusive of sales charge. Class I is not subject to sales charges.
(d)  Total return is not annualized.
(e)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

 244   MainStay Growth Allocation Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

             CLASS C                             CLASS I
---------------------------------      ----------------------------
                       APRIL 4,                          APRIL 4,
                         2005*                             2005*
   YEAR ENDED           THROUGH        YEAR ENDED         THROUGH
  OCTOBER 31,         OCTOBER 31,      OCTOBER 31,      OCTOBER 31,
        2006             2005             2006             2005
       $10.46           $10.00           $10.52           $10.00
       ------           ------           ------           ------
        (0.11)           (0.08)            0.01            (0.01)
         1.74             0.54(b)          1.79             0.53(b)
       ------           ------           ------           ------
         1.63             0.46             1.80             0.52
       ------           ------           ------           ------
        (0.07)              --            (0.10)              --
        (0.05)              --            (0.05)              --
       ------           ------           ------           ------
        (0.12)              --            (0.15)              --
       ------           ------           ------           ------
       $11.97           $10.46           $12.17           $10.52
       ======           ======           ======           ======
        15.79%            4.60%(d)        17.36%            5.20%(d)
        (0.95%)          (1.36%)+          0.06%           (0.24%)+
         1.27%            1.37% +          0.25%            0.25% +
         1.30%            2.59% +          0.28%            1.47% +
           84%              21%              84%              21%
       $8,640           $  904           $   14           $   11

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                    www.mainstayfunds.com    245

MAINSTAY MODERATE ALLOCATION FUND

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM. PERFORMANCE DATA SHOWN EXCLUDING SALES CHARGES DOES NOT REFLECT THE DEDUCTION OF ANY SALES LOAD, WHICH IF REFLECTED, WOULD REDUCE PERFORMANCE QUOTED.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE      SINCE
TOTAL RETURNS            YEAR    INCEPTION
------------------------------------------
With sales charges        6.01%     6.21%
Excluding sales charges  12.18     10.10

(PERFORMANCE GRAPH)                                         (With sales charges)

                                    MAINSTAY            MODERATE                                                 LEHMAN BROTHERS
                                    MODERATE           ALLOCATION                               MSCI EAFE        AGGREGATE BOND
                                 ALLOCATION FUND        BENCHMARK         S&P 500 INDEX           INDEX               INDEX
                                 ---------------       ----------         -------------         ---------        ---------------
04/4/05                                9450               10000               10000               10000               10000
                                       9802               10312               10365               10731               10129
10/31/06                              10996               11639               12059               13684               10655

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE      SINCE
TOTAL RETURNS            YEAR    INCEPTION
------------------------------------------
With sales charges        6.31%    6.81%
Excluding sales charges  11.31     9.24

(PERFORMANCE GRAPH)                                         (With sales charges)

                                    MAINSTAY            MODERATE                                                 LEHMAN BROTHERS
                                    MODERATE           ALLOCATION                               MSCI EAFE        AGGREGATE BOND
                                 ALLOCATION FUND        BENCHMARK         S&P 500 INDEX           INDEX               INDEX
                                 ---------------       ----------         -------------         ---------        ---------------
4/4/05                                10000               10000               10000               10000               10000
                                      10326               10312               10365               10731               10129
10/31/06                              11093               11639               12059               13684               10655

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE      SINCE
TOTAL RETURNS            YEAR    INCEPTION
------------------------------------------
With sales charges       10.31%    9.24%
Excluding sales charges  11.31     9.24

(PERFORMANCE GRAPH)                                         (With sales charges)

                                    MAINSTAY            MODERATE                                                 LEHMAN BROTHERS
                                    MODERATE           ALLOCATION                               MSCI EAFE        AGGREGATE BOND
                                 ALLOCATION FUND        BENCHMARK         S&P 500 INDEX           INDEX               INDEX
                                 ---------------       ----------         -------------         ---------        ---------------
4/4/05                                10000               10000               10000               10000               10000
                                      10326               10312               10365               10731               10129
10/31/06                              11493               11639               12059               13684               10655

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges as explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 246   MainStay Moderate Allocation Fund

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE      SINCE
TOTAL RETURNS            YEAR    INCEPTION
------------------------------------------
                         12.63%    10.43%

(PERFORMANCE GRAPH)

                                    MAINSTAY            MODERATE                                                 LEHMAN BROTHERS
                                    MODERATE           ALLOCATION                               MSCI EAFE        AGGREGATE BOND
                                 ALLOCATION FUND        BENCHMARK         S&P 500 INDEX           INDEX               INDEX
                                 ---------------       ----------         -------------         ---------        ---------------
4/4/05                                10000               10000               10000               10000               10000
                                      10380               10312               10365               10731               10129
10/31/06                              11691               11639               12059               13684               10655



                                                                    ONE               SINCE
BENCHMARK PERFORMANCE                                              YEAR             INCEPTION
---------------------------------------------------------------------------------------------

Moderate Allocation Benchmark(1)                                   12.87%             10.11%
S&P 500(R) Index(2)                                                16.34              12.62
MSCI EAFE(R) Index(3)                                              27.52              22.03
Lehman Brothers(R) Aggregate Bond Index(4)                          5.19               4.11
Average Lipper mixed-asset target allocation moderate
  fund(5)                                                          11.45               8.88

CDSC of 1.00% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors. The Manager may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to this agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.
1. The Fund's Moderate Allocation Benchmark was built using different weightings from three well-known indices that represent three asset classes. U.S. stocks (50% weighted) are represented by the S&P 500(R) Index, international stocks (10% weighted) are represented by the Morgan Stanley Capital International Europe, Australasia, and Far East--the MSCI EAFE(R) Index--and U.S. bonds (40% weighted) are represented by the Lehman Brothers(R) Aggregate Bond Index. Results for all indices assume that all income and capital gains are reinvested in the index or indices that produce them. The Fund's Moderate Allocation Benchmark is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index or benchmark.
2. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
3. The Morgan Stanley Capital International Europe, Australasia, and Far East Index--the MSCI EAFE(R) Index--is an unmanaged index that is considered to be representative of the international stock market. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
4. The Lehman Brothers(R) Aggregate Bond Index is an unmanaged index that consists of the following other unmanaged Lehman Brothers(R) indices: the Government Index, Corporate Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index. To qualify for inclusion in the Lehman Brothers(R) Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed-rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $150 million. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
5. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                   www.mainstayfunds.com     247

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY MODERATE ALLOCATION FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2006, to October 31, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2006, to October 31, 2006.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended October 31, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                     ENDING ACCOUNT                          VALUE (BASED
                                                      VALUE (BASED                         ON HYPOTHETICAL
                                     BEGINNING          ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                      ACCOUNT          RETURNS AND           PAID             RETURN AND            PAID
                                       VALUE            EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                           5/1/06            10/31/06           PERIOD(1)           10/31/06           PERIOD(1)

CLASS A SHARES                       $1,000.00          $1,048.35            $2.32            $1,022.75             $2.29
---------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                       $1,000.00          $1,044.10            $6.18            $1,019.00             $6.11
---------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                       $1,000.00          $1,044.10            $6.18            $1,019.00             $6.11
---------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                       $1,000.00          $1,049.50            $0.93            $1,024.10             $0.92
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (0.45% for Class A, 1.20% for Class B and Class C, and 0.18% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). In the absence of waivers and/or reimbursements, expenses would have been higher.

 248   MainStay Moderate Allocation Fund

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2006

(COMPOSITION PIE CHART)

Affiliated Investment Companies                               99.9
Cash and Other Assets, Less Liabilities                        0.1

See Portfolio of Investments on page 253 for specific holdings within these categories.

                                                   www.mainstayfunds.com     249

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager Tony Elavia of New York Life Investment Management LLC

HOW DID MAINSTAY MODERATE ALLOCATION FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2006?

Excluding all sales charges, MainStay Moderate Allocation Fund returned 12.18% for Class A shares, 11.31% for Class B shares, and 11.31% for Class C shares during the 12 months ended October 31, 2006. For the same period, the Fund's Class I shares returned 12.63%. All share classes underperformed the 12.87% return of the Moderate Allocation Benchmark,(1) the Fund's broad-based securities-market index, for the 12-month reporting period. Class A and Class I shares outperformed--and Class B and Class C shares underperformed--the 11.45% return of the average Lipper(2) mixed-asset target allocation moderate fund for the 12 months ended October 31, 2006.

HOW DID YOU DETERMINE THE FUND'S ALLOCATIONS AMONG THE UNDERLYING FUNDS?

MainStay Moderate Allocation Fund invests in other MainStay Funds, which are referred to as Underlying Funds.

Throughout the summer and into the fall, we emphasized Underlying Funds with larger average capitalizations and a stronger growth orientation. We believed that the market's capitalization and style preferences had become a bit distorted in recent years. From July through October 2006, the style bias had little impact on the performance of the Fund but the orientation toward Underlying Funds with larger average capitalizations began to benefit returns.

WERE THERE ANY SPECIFIC CHANGES IN YOUR ALLOCATIONS TO UNDERLYING FUNDS?

One recent change has been a gradual migration out of MainStay Common Stock Fund and into MainStay Growth Equity Fund and domestic equity products subadvised by Institutional Capital LLC (ICAP). Although the shift detracted from performance through October 31, 2006, the overall impact was slight.

We also elected to split the Fund's exposure to international equities evenly between MainStay International Fund and MainStay ICAP International Fund. Since MainStay ICAP International Equity Fund did not become available until September 1, 2006, the impact of the move, though negative, has been very mild.

DURING THE REPORTING PERIOD, WHICH UNDERLYING FUNDS HAD THE HIGHEST TOTAL RETURNS AND WHICH HAD THE LOWEST?

MainStay International Equity Fund was the best-performing Underlying Fund by a considerable margin, followed by MainStay Large Cap Opportunities Fund and other Underlying Funds with a large-cap value orientation. The worst-performing Underlying Funds were on the fixed-income side. MainStay Short Term Bond Fund had the lowest total return, followed by MainStay Cash Reserves Fund, MainStay Indexed Bond Fund, MainStay Intermediate Term Bond Fund, and MainStay Government Bond Fund. All these Underlying Fixed-Income Funds grouped closely together with total returns less than one percentage point apart.

DURING THE REPORTING PERIOD, WHICH UNDERLYING FUNDS MADE THE GREATEST POSITIVE CONTRIBUTIONS TO THE FUND'S PERFORMANCE AND WHICH ONES DETRACTED?

A sizable average allocation to MainStay Common Stock Fund was among the most influential contributors to the Fund's performance on an absolute basis and relative to the Moderate Allocation Benchmark. Our position in MainStay International Equity Fund also made a meaningful contribution to the Fund's performance. Foreign markets showed exceptional results during the 12-month reporting period. MainStay High Yield Corporate Bond Fund was by far the best-performing of the Underlying Fixed-Income Funds during the reporting period.

None of the Underlying Funds generated negative returns, but the Fund's position in MainStay Large Cap Growth Fund detracted from the Fund's performance relative to the Moderate Allocation Benchmark.


1. See footnote on page 247 for more information on the Fund's Moderate Allocation Benchmark.
2. See footnote on page 247 for more information on Lipper Inc.

THE DISCLOSURE AND FOOTNOTES ON PAGE 252 ARE AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.

 250   MainStay Moderate Allocation Fund

WHAT FACTORS INFLUENCED PERFORMANCE IN THE FIXED-INCOME PORTION OF THE FUND?

A strategic blend of fixed-income Underlying Funds similar to the bond component of the benchmark was established at the inception of the Fund and has been maintained ever since. During the reporting period, fixed-income returns tended to improve with investments made further down the credit spectrum. The Fund maintains small, strategic exposures to MainStay Floating Rate Fund and MainStay High Yield Corporate Bond Fund, both of which fared well during the reporting period. A much larger allocation to MainStay Indexed Bond Fund resulted in modest returns only a shade better than inflation or cash.


The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                   www.mainstayfunds.com     251

The Fund's performance depends on the advisor's skill in determining the asset-class allocations and the mix of Underlying MainStay Funds as well as the performance of these Underlying Funds. The Underlying Funds' performance may be lower than the performance of the asset class or classes the Underlying Funds were selected to represent. The Fund is indirectly subject to the investment risks of each Underlying Fund held. Principal risks of the Underlying Funds are described below.

MainStay Moderate Allocation Fund is a "fund of funds" that invests in other MainStay Funds. The cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Fund, clients will indirectly bear fees and expenses charged by the Underlying Funds in which the Fund invests in addition to the Fund's direct fees and expenses. In addition, the use of a fund-of-funds structure could affect the timing, amount, and character of distributions to the client and may increase taxes payable by the client.

The Fund may invest more than 25% of its assets in one Underlying Fund, which may significantly affect the net asset value of the Fund.

The Fund, through its investment in the Underlying Funds, may be subject to risks of the Underlying Funds, including the following:

- Stocks and bonds can decline because of adverse issuer, market, regulatory, or economic developments.

- High-yield securities carry higher risks, and some of the Underlying Funds' investments have speculative characteristics and present a greater risk of loss than higher-quality debt securities. High-yield securities can also be subject to greater price volatility.

- Stocks of small companies may be subject to higher price volatility, significantly lower trading volume, and greater spreads between bid and ask prices than stocks of larger companies. Furthermore, small-cap companies may be more vulnerable to adverse business or market developments than larger companies, and the product lines of small- cap companies may be more limited than those of larger-capitalization companies.

- Stocks of mid-cap companies may be more volatile and less liquid than the securities of larger companies.

- Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.

- When interest rates rise, the prices of fixed-income securities in the Underlying Funds' portfolios will generally fall. On the other hand, when interest rates fall, the prices of fixed-income securities in the Underlying Funds' portfolios will generally rise.

- The Underlying Floating-Rate Funds are generally considered to have speculative characteristics. These Underlying Funds may involve risk of default on principal and interest and risks associated with collateral impairment, nondiversification, borrower industry concentration, and limited liquidity.

- AN INVESTMENT IN THE UNDERLYING MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE UNDERLYING MONEY MARKET FUND SEEKS TO MAINTAIN A VALUE OF $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY.

Before making an investment in the Fund, you should consider all the risks associated with it.

INFORMATION ABOUT MAINSTAY MODERATE ALLOCATION FUND ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

 252   MainStay Moderate Allocation Fund

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2006


                                                           SHARES          VALUE
AFFILIATED INVESTMENT COMPANIES (99.9%)+
--------------------------------------------------------------------------------
EQUITY FUNDS (59.9%)
MainStay Common Stock Fund (a)                          1,296,554   $ 19,098,244
MainStay Growth Equity Fund (a)(b)                        393,983      4,349,577
MainStay ICAP Equity Fund                                  34,341      1,622,975
MainStay ICAP International Fund                          209,952      8,024,351
MainStay ICAP Select Equity Fund                          388,066     16,038,762
MainStay International Equity Fund                        479,045      8,043,157
MainStay Large Cap Growth Fund (a)                      4,351,633     25,631,119
MainStay S&P 500 Index Fund                               248,981      8,007,235
MainStay Small Cap Opportunity Fund                        39,516        797,424
MainStay Value Fund                                       195,562      4,542,905
                                                                    ------------
                                                                      96,155,749
                                                                    ------------
FIXED INCOME FUNDS (40.0%)
MainStay Floating Rate Fund                               810,987      8,053,098
MainStay High Yield Corporate Bond Fund                 1,265,345      8,022,285
MainStay Indexed Bond Fund (a)                          3,831,930     40,963,330
MainStay Intermediate Term Bond Fund (a)                  741,961      7,234,116
                                                                    ------------
                                                                      64,272,829
                                                                    ------------
Total Affiliated Investment Companies (Cost
 $154,724,860) (c)                                           99.9%   160,428,578(d)
Cash and Other Assets, Less Liabilities                       0.1        102,996
                                                    -------------   ------------
Net Assets                                                  100.0%  $160,531,574
                                                    =============   ============

+    Percentages indicated are based on Fund net assets.
(a)  The Fund's ownership exceeds 5% of the outstanding shares of the underlying
     Portfolio/Fund.
(b)  Non-income producing Portfolio/Fund.
(c)  The cost for federal income tax purposes is $154,799,952.
(d)  At October 31, 2006 net unrealized appreciation was $5,628,626 based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $5,666,858 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $38,232.

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                    www.mainstayfunds.com    253

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2006

ASSETS:
Investment in affiliated investment companies,
  at value (identified cost $154,724,860)       $160,428,578
Cash                                                 603,078
Receivables:
  Fund shares sold                                   219,017
  Interest                                               926
Other assets                                          28,741
                                                -------------
    Total assets                                 161,280,340
                                                -------------

LIABILITIES:
Payables:
  Investment securities purchased                    556,320
  Fund shares redeemed                                85,750
  NYLIFE Distributors (See Note 3)                    67,626
  Professional fees                                   14,560
  Shareholder communication                           11,203
  Custodian                                            4,526
  Transfer agent (See Note 3)                          2,500
  Directors                                            1,876
Accrued expenses                                       4,405
                                                -------------
    Total liabilities                                748,766
                                                -------------
Net assets                                      $160,531,574
                                                =============

COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001 per share) 1
  billion shares authorized:
  Class A                                       $      9,489
  Class B                                              3,332
  Class C                                              1,344
  Class I                                                  9
Additional paid-in capital                       150,692,863
Accumulated undistributed net realized gain on
  investments                                      4,120,819
Net unrealized appreciation on investments         5,703,718
                                                -------------
Net assets                                      $160,531,574
                                                =============
CLASS A
Net assets applicable to outstanding shares     $107,585,511
                                                =============
Shares of capital stock outstanding                9,488,953
                                                =============
Net asset value per share outstanding           $      11.34
Maximum sales charge (5.50% of offering price)          0.66
                                                -------------
Maximum offering price per share outstanding    $      12.00
                                                =============
CLASS B
Net assets applicable to outstanding shares     $ 37,649,210
                                                =============
Shares of capital stock outstanding                3,331,905
                                                =============
Net asset value and offering price per share
  outstanding                                   $      11.30
                                                =============
CLASS C
Net assets applicable to outstanding shares     $ 15,192,021
                                                =============
Shares of capital stock outstanding                1,344,102
                                                =============
Net asset value and offering price per share
  outstanding                                   $      11.30
                                                =============
CLASS I
Net assets applicable to outstanding shares     $    104,832
                                                =============
Shares of capital stock outstanding                    9,232
                                                =============
Net asset value and offering price per share
  outstanding                                   $      11.36
                                                =============

 254   MainStay Moderate Allocation Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2006

INVESTMENT INCOME:
INCOME:
  Dividend distributions from affiliated
    investment companies                         $ 2,424,144
  Interest                                            12,769
                                                 ------------
    Total income                                   2,436,913
                                                 ------------
EXPENSES:
  Distribution--Class B (See Note 3)                 202,705
  Distribution--Class C (See Note 3)                  74,490
  Distribution/Service--Class A (See Note 3)         169,859
  Service--Class B (See Note 3)                       67,568
  Service--Class C (See Note 3)                       24,830
  Registration                                        66,214
  Professional fees                                   38,135
  Offering                                            35,097
  Custodian                                           22,473
  Transfer agent--Classes A, B and C
    (See Note 3)                                      13,399
  Shareholder communication                           13,318
  Directors                                            6,958
  Miscellaneous                                       10,387
                                                 ------------
    Total expenses                                   745,433
                                                 ------------
Net investment income                              1,691,480
                                                 ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on:
  Affiliated investment company transactions       3,875,359
  Capital gain distributions from affiliated
    investment company transactions                  523,279
                                                 ------------
Net realized gain on investments                   4,398,638
                                                 ------------
Net change in unrealized appreciation on
  investments                                      5,543,868
                                                 ------------
Net realized and unrealized gain on investments    9,942,506
                                                 ------------
Net increase in net assets resulting from
  operations                                     $11,633,986
                                                 ============

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                    www.mainstayfunds.com    255

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED OCTOBER 31, 2006 AND THE PERIOD APRIL 4, 2005
(COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 2005

                                              2006          2005
INCREASE IN NET ASSETS:
Operations:
 Net investment income                $  1,691,480   $   143,616
 Net realized gain on investments        4,398,638        15,537
 Net change in unrealized
  appreciation on investments            5,543,868       159,850
                                      --------------------------
 Net increase in net assets
  resulting from operations             11,633,986       319,003
                                      --------------------------
Dividends and distributions to shareholders:
 From net investment income:
   Class A                              (1,528,889)      (48,100)
   Class B                                (384,640)       (8,842)
   Class C                                (138,626)       (1,110)
   Class I                                  (1,918)          (31)
 From net realized gain on investments:
   Class A                                  (8,494)           --
   Class B                                  (6,669)           --
   Class C                                  (1,130)           --
   Class I                                      (3)           --
                                      --------------------------
 Total dividends and distributions
  to shareholders                       (2,070,369)      (58,083)
                                      --------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                              75,756,074    25,154,433
   Class B                              30,230,392    20,068,287
   Class C                              13,543,465     3,008,034
   Class I                                  89,021        10,087
 Net asset value of shares issued to
  shareholders in reinvestment of
  dividends and distributions:
   Class A                               1,423,418        42,995
   Class B                                 373,073         8,663
   Class C                                 121,740           855
   Class I                                   1,921            31
                                      --------------------------
                                       121,539,104    48,293,385
 Cost of shares redeemed:
   Class A                              (9,580,960)   (1,271,773)
   Class B                              (5,431,408)     (500,588)
   Class C                              (2,280,808)      (58,074)
   Class I                                  (1,767)          (74)
                                      --------------------------
                                       (17,294,943)   (1,830,509)

                                              2006          2005
 Net asset value of shares converted (See Note 1):
   Class A                            $  9,740,336   $        --
   Class B                              (9,740,336)           --
   Increase in net assets derived
    from capital share transactions    104,244,161    46,462,876
                                      --------------------------
   Net increase in net assets          113,807,778    46,723,796

NET ASSETS:
Beginning of period                     46,723,796            --
                                      --------------------------
End of period                         $160,531,574   $46,723,796
                                      ==========================
Accumulated undistributed net
 investment income at end of period   $         --   $   125,114
                                      ==========================

 256   MainStay Moderate Allocation Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                   www.mainstayfunds.com     257

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                 CLASS A                           CLASS B
                                                       ----------------------------      ----------------------------
                                                                         APRIL 4,                          APRIL 4,
                                                                           2005*                             2005*
                                                       YEAR ENDED         THROUGH        YEAR ENDED         THROUGH
                                                       OCTOBER 31,      OCTOBER 31,      OCTOBER 31,      OCTOBER 31,
                                                          2006             2005             2006             2005
Net asset value at beginning of period                  $  10.35          $ 10.00          $ 10.32          $ 10.00
                                                       -----------      -----------      -----------      -----------
Net investment income (a)                                   0.20             0.09             0.13             0.04
Net realized and unrealized gain on investments             1.04             0.28(b)          1.02             0.29(b)
                                                       -----------      -----------      -----------      -----------
Total from investment operations                            1.24             0.37             1.15             0.33
                                                       -----------      -----------      -----------      -----------
Less dividends and distributions:
  From net investment income                               (0.25)           (0.02)           (0.17)           (0.01)
  From net realized gain on investments                    (0.00)(c)           --            (0.00)(c)           --
                                                       -----------      -----------      -----------      -----------
Total dividends and distributions                          (0.25)           (0.02)           (0.17)           (0.01)
                                                       -----------      -----------      -----------      -----------
Net asset value at end of period                        $  11.34          $ 10.35          $ 11.30          $ 10.32
                                                       ===========      ===========      ===========      ===========
Total investment return (d)                                12.18%            3.73%(e)        11.31%            3.26%(e)
Ratios (to average net assets)/Supplemental Data:
  Net investment income                                     1.84%            1.42%+           1.21%            0.67%+
  Net expenses (f)                                          0.45%            0.55%+           1.20%            1.30%+
  Expenses (before reimbursement) (f)                       0.45%            0.97%+           1.20%            1.72%+
Portfolio turnover rate                                       48%               2%              48%               2%
Net assets at end of period (in 000's)                  $107,586          $24,080          $37,649          $19,676

*    Commencement of operations.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  The amount shown for a share outstanding does not correspond with aggregate net realized and unrealized gain (loss) on investments due to the timing of purchase and redemptions of
     Fund shares in relation to fluctuating market values of the investments of the Fund during the period.
(c)  Less than one cent per share.
(d)  Total return is calculated exclusive of sales charges. Class I is not subject to a sales charge.
(e)  Total return is not annualized.
(f)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

 258   MainStay Moderate Allocation Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

             CLASS C                             CLASS I
---------------------------------      ----------------------------
                       APRIL 4,                          APRIL 4,
                         2005*                             2005*
   YEAR ENDED           THROUGH        YEAR ENDED         THROUGH
  OCTOBER 31,         OCTOBER 31,      OCTOBER 31,      OCTOBER 31,
        2006             2005             2006             2005
       $ 10.32          $10.00           $10.35           $10.00
     -----------      -----------      -----------      -----------
          0.12            0.04             0.22             0.10
          1.03            0.29(b)          1.06             0.28(b)
     -----------      -----------      -----------      -----------
          1.15            0.33             1.28             0.38
     -----------      -----------      -----------      -----------
         (0.17)          (0.01)           (0.27)           (0.03)
         (0.00)(c)          --            (0.00)(c)           --
     -----------      -----------      -----------      -----------
         (0.17)          (0.01)           (0.27)           (0.03)
     -----------      -----------      -----------      -----------
       $ 11.30          $10.32           $11.36           $10.35
     ===========      ===========      ===========      ===========
         11.31%           3.26%(e)        12.63%            3.80%(e)
          1.11%           0.67%+           2.04%            1.72%+
          1.20%           1.30%+           0.18%            0.25%+
          1.20%           1.72%+           0.18%            0.67%+
            48%              2%              48%               2%
       $15,192          $2,958           $  105           $   10

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial
statements.                                         www.mainstayfunds.com    259

MAINSTAY MODERATE GROWTH ALLOCATION FUND

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM. PERFORMANCE DATA SHOWN EXCLUDING SALES CHARGES DOES NOT REFLECT THE DEDUCTION OF ANY SALES LOAD, WHICH IF REFLECTED, WOULD REDUCE PERFORMANCE QUOTED.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE      SINCE
TOTAL RETURNS            YEAR    INCEPTION
------------------------------------------
With sales charges        7.92%     8.00%
Excluding sales charges  14.20     11.95

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                        MODERATE
                                    MODERATE             GROWTH                                                  LEHMAN BROTHERS
                                     GROWTH            ALLOCATION                               MSCI EAFE        AGGREGATE BOND
                                 ALLOCATION FUND        BENCHMARK         S&P 500 INDEX           INDEX               INDEX
                                 ---------------       ----------         -------------         ---------        ---------------
4/4/05                                 9450               10000               10000               10000               10000
                                       9885               10377               10365               10731               10129
10/31/06                              11288               12005               12059               13684               10655

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE      SINCE
TOTAL RETURNS            YEAR    INCEPTION
------------------------------------------
With sales charges        8.28%     8.69%
Excluding sales charges  13.28     11.10

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                        MODERATE
                                    MODERATE             GROWTH                                                  LEHMAN BROTHERS
                                     GROWTH            ALLOCATION                               MSCI EAFE        AGGREGATE BOND
                                 ALLOCATION FUND        BENCHMARK         S&P 500 INDEX           INDEX               INDEX
                                 ---------------       ----------         -------------         ---------        ---------------
4/4/05                                10000               10000               10000               10000               10000
                                      10420               10377               10365               10731               10129
10/31/06                              11403               12005               12059               13684               10655

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE      SINCE
TOTAL RETURNS            YEAR    INCEPTION
------------------------------------------
With sales charges       12.28%    11.10%
Excluding sales charges  13.28     11.10

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                        MODERATE
                                    MODERATE             GROWTH                                                  LEHMAN BROTHERS
                                     GROWTH            ALLOCATION                               MSCI EAFE        AGGREGATE BOND
                                 ALLOCATION FUND        BENCHMARK         S&P 500 INDEX           INDEX               INDEX
                                 ---------------       ----------         -------------         ---------        ---------------
4/4/05                                10000               10000               10000               10000               10000
                                      10420               10377               10365               10731               10129
10/31/06                              11803               12005               12059               13684               10655

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges as explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors. The Manager may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to this agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 260   MainStay Moderate Growth Allocation Fund

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE      SINCE
TOTAL RETURNS            YEAR    INCEPTION
------------------------------------------
                         14.86%    12.42%

(PERFORMANCE GRAPH)

                                                        MODERATE
                                    MODERATE             GROWTH                                                  LEHMAN BROTHERS
                                     GROWTH            ALLOCATION                               MSCI EAFE        AGGREGATE BOND
                                 ALLOCATION FUND        BENCHMARK         S&P 500 INDEX           INDEX               INDEX
                                 ---------------       ----------         -------------         ---------        ---------------
4/4/05                                10000               10000               10000               10000               10000
                                      10470               10377               10365               10731               10129
10/31/06                              12026               12005               12059               13684               10655



                                                                         ONE      SINCE
BENCHMARK PERFORMANCE                                                   YEAR    INCEPTION
-----------------------------------------------------------------------------------------

Moderate Growth Allocation Benchmark(1)                                 15.69%    12.30%
S&P 500(R) Index(2)                                                     16.34     12.62
MSCI EAFE(R) Index(3)                                                   27.52     22.03
Lehman Brothers(R) Aggregate Bond Index(4)                               5.19      4.11
Average Lipper mixed-asset target allocation growth fund(5)             12.47      9.79

1. The Fund's Moderate Growth Allocation Benchmark was built using different weightings from three well-known indices that represent three asset classes. U.S. stocks (65% weighted) are represented by the S&P 500(R) Index, international stocks (15% weighted) are represented by the Morgan Stanley Capital International Europe, Australasia, and Far East Index--the MSCI EAFE(R) Index--and U.S. bonds (20% weighted) are represented by the Lehman Brothers(R) Aggregate Bond Index. Results for all indices assume that all income and capital gains are reinvested in the index or indices that produce them. The Fund's Moderate Growth Allocation Benchmark is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index or benchmark.
2. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
3. The Morgan Stanley Capital International Europe, Australasia, and Far East Index--the MSCI EAFE(R) Index--is an unmanaged index that is considered to be representative of the international stock market. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
4. The Lehman Brothers(R) Aggregate Bond Index is an unmanaged index that consists of the following other unmanaged Lehman Brothers(R) indices: the Government Index, Corporate Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index. To qualify for inclusion in the Lehman Brothers(R) Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed-rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $150 million. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
5. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                   www.mainstayfunds.com     261

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY MODERATE GROWTH ALLOCATION
FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2006, to October 31, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2006, to October 31, 2006.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended October 31, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                     ENDING ACCOUNT                          VALUE (BASED
                                                      VALUE (BASED                         ON HYPOTHETICAL
                                     BEGINNING          ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                      ACCOUNT          RETURNS AND           PAID             RETURN AND            PAID
                                       VALUE            EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                           5/1/06            10/31/06           PERIOD(1)           10/31/06           PERIOD(1)

CLASS A SHARES                       $1,000.00          $1,043.35            $2.21            $1,022.85             $2.19
---------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                       $1,000.00          $1,040.20            $6.07            $1,019.10             $6.01
---------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                       $1,000.00          $1,040.20            $6.07            $1,019.10             $6.01
---------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                       $1,000.00          $1,045.55            $0.88            $1,024.15             $0.87
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (0.43% for Class A, 1.18% for Class B and Class C, and 0.17% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). In the absence of waivers and/or reimbursements, expenses would have been higher.

 262   MainStay Moderate Growth Allocation Fund

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2006

(COMPOSITION PIE CHART)

Affiliated Investment Companies                                                  99.8
Cash and Other Assets, Less Liabilities                                           0.2

See Portfolio of Investments on page 267 for specific holdings within these categories.

                                                   www.mainstayfunds.com     263

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager Tony Elavia of New York Life Investment Management LLC

HOW DID MAINSTAY MODERATE GROWTH ALLOCATION FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2006?

Excluding all sales charges, MainStay Moderate Growth Allocation Fund returned 14.20% for Class A shares, 13.28% for Class B shares, and 13.28% for Class C shares during the 12 months ended October 31, 2006. For the same period, the Fund's Class I shares returned 14.86%. All share classes under-performed the 15.69% return of the Moderate Growth Allocation Benchmark,(1) the Fund's broad-based securities-market index, for the 12-month reporting period. All share classes outperformed the 12.47% return of the average Lipper(2) mixed-asset target allocation growth fund for the 12 months ended October 31, 2006.

HOW DID YOU DETERMINE THE FUND'S ALLOCATIONS AMONG THE UNDERLYING FUNDS?

MainStay Moderate Growth Allocation Fund invests in other MainStay Funds, which are referred to as Underlying Funds.

Throughout the summer and into the fall, we emphasized Underlying Funds with larger average capitalizations and a stronger growth orientation. We believed that the market's capitalization and style preferences had become a bit distorted in recent years. From July through October 2006, the style bias had little impact on the performance of the Fund but the orientation toward Underlying Funds with larger average capitalizations began to benefit returns.

WERE THERE ANY SPECIFIC CHANGES IN YOUR ALLOCATIONS TO UNDERLYING FUNDS?

One recent change has been a gradual migration out of MainStay Common Stock Fund and into MainStay Growth Equity Fund and domestic equity products subadvised by Institutional Capital LLC (ICAP). Although the shift detracted from performance through October 31, 2006, the overall impact was slight.

We also elected to split the Fund's exposure to international equities evenly between MainStay International Equity Fund and MainStay ICAP International Fund. Since MainStay ICAP International Fund did not become available until September 1, 2006, the impact of the move, though negative, has been very mild.

DURING THE REPORTING PERIOD, WHICH UNDERLYING FUNDS HAD THE HIGHEST TOTAL RETURNS AND WHICH HAD THE LOWEST?

MainStay International Equity Fund was the best-performing Underlying Fund by a considerable margin, followed by MainStay Large Cap Opportunities Fund and other Underlying Funds with a large-cap value orientation. The worst-performing Underlying Funds were on the fixed-income side. MainStay Short Term Bond Fund had the lowest total return, followed by MainStay Cash Reserves Fund, MainStay Indexed Bond Fund, MainStay Intermediate Term Bond Fund, and MainStay Government Bond Fund. All these Underlying Fixed Income Funds grouped closely together, with total returns that were less than one percentage point apart.

DURING THE REPORTING PERIOD, WHICH UNDERLYING FUNDS MADE THE GREATEST POSITIVE CONTRIBUTIONS TO THE FUND'S PERFORMANCE AND WHICH ONES DETRACTED?

A sizable average allocation to MainStay Common Stock Fund was among the strongest positive contributors to the Fund's performance on an absolute basis and relative to the Moderate Growth Allocation Benchmark. Our position in MainStay International Equity Fund also made a meaningful contribution to the Fund's performance. Foreign markets showed exceptional results during the 12-month reporting period. MainStay High Yield Corporate Bond Fund was by far the best-performing of the Underlying Fixed-Income Funds during the reporting period.

None of the Underlying Funds generated negative returns, but the Fund's positions in MainStay Large Cap Growth Fund and MainStay All Cap Growth Fund detracted from the Fund's performance relative to the Moderate Growth Allocation Benchmark.


1. See footnote on page 261 for more information on the Fund's Moderate Growth Allocation Benchmark.
2. See footnote page 261 for more information on Lipper Inc.

THE DISCLOSURE AND FOOTNOTES ON PAGE 266 ARE AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.

 264   MainStay Moderate Growth Allocation Fund

WHAT FACTORS INFLUENCED PERFORMANCE IN THE FIXED-INCOME PORTION OF THE FUND?

A strategic blend of fixed-income Underlying Funds similar to the bond component of the benchmark was established at the inception of the Fund and has been maintained ever since. During the reporting period, fixed-income returns tended to improve with investments made further down the credit spectrum. The Fund maintains small, strategic exposures to MainStay Floating Rate Fund and MainStay High Yield Corporate Bond Fund, both of which fared well during the reporting period. A much larger allocation to MainStay Indexed Bond Fund resulted in modest returns only a shade better than inflation or cash.


The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                   www.mainstayfunds.com     265

The Fund's performance depends on the advisor's skill in determining the asset-class allocations and the mix of Underlying MainStay Funds as well as the performance of these Underlying Funds. The Underlying Funds' performance may be lower than the performance of the asset class or classes the Underlying Funds were selected to represent. The Fund is indirectly subject to the investment risks of each Underlying Fund held. Principal risks of the Underlying Funds are described below.

MainStay Moderate Growth Allocation Fund is a "fund of funds" that invests in other MainStay Funds. The cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Fund, clients will indirectly bear fees and expenses charged by the Underlying Funds in which the Fund invests in addition to the Fund's direct fees and expenses. In addition, the use of a fund-of-funds structure could affect the timing, amount, and character of distributions to the client and may increase taxes payable by the client.

The Fund may invest more than 25% of its assets in one Underlying Fund, which may significantly affect the net asset value of the Fund.

The Fund, through its investment in the Underlying Funds, may be subject to risks of the Underlying Funds, including the following:

- Stocks and bonds can decline because of adverse issuer, market, regulatory, or economic developments.

- The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase.

- High-yield securities carry higher risks, and some of the Underlying Funds' investments have speculative characteristics and present a greater risk of loss than higher-quality debt securities. High-yield securities can also be subject to greater price volatility.

- Stocks of small companies may be subject to higher price volatility, significantly lower trading volume, and greater spreads between bid and ask prices than stocks of larger companies. Furthermore, small-cap companies may be more vulnerable to adverse business or market developments than larger companies, and the product lines of small- cap companies may be more limited than those of larger-capitalization companies.

- Stocks of mid-cap companies may be more volatile and less liquid than the securities of larger companies.

- Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.

- When interest rates rise, the prices of fixed-income securities in the Underlying Funds' portfolios will generally fall. On the other hand, when interest rates fall, the prices of fixed-income securities in the Underlying Funds' portfolios will generally rise.

- The Underlying Floating-Rate Funds are generally considered to have speculative characteristics. These Underlying Funds may involve risk of default on principal and interest and risks associated with collateral impairment, nondiversification, borrower industry concentration, and limited liquidity.

- AN INVESTMENT IN THE UNDERLYING MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE UNDERLYING MONEY MARKET FUND SEEKS TO MAINTAIN A VALUE OF $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY.

Before making an investment in the Fund, you should consider all the risks associated with it.

INFORMATION ABOUT MAINSTAY MODERATE GROWTH ALLOCATION FUND ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

 266   MainStay Moderate Growth Allocation Fund

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2006


                                                       SHARES          VALUE
AFFILIATED INVESTMENT COMPANIES (99.8%)+
----------------------------------------------------------------------------
EQUITY FUNDS (79.8%)
MainStay Common Stock Fund (a)                      2,230,331   $ 32,852,770
MainStay Growth Equity Fund (a)(b)                    412,141      4,550,038
MainStay ICAP International Fund                      344,296     13,159,006
MainStay ICAP Select Equity Fund                      517,846     21,402,578
MainStay International Equity Fund                    785,579     13,189,865
MainStay Large Cap Growth Fund (a)                  5,767,164     33,968,599
MainStay S&P 500 Index Fund                           336,140     10,810,259
MainStay Small Cap Opportunity Fund                    55,939      1,128,858
MainStay Value Fund                                   392,131      9,109,207
                                                                ------------
                                                                 140,171,180
                                                                ------------
FIXED INCOME FUNDS (20.0%)
MainStay Floating Rate Fund                           886,411      8,802,056
MainStay High Yield Corporate Bond Fund             1,387,096      8,794,190
MainStay Indexed Bond Fund                          1,399,996     14,965,954
MainStay Intermediate Term Bond Fund                  270,549      2,637,850
                                                                ------------
                                                                  35,200,050
                                                                ------------
Total Affiliated Investment Companies
 (Cost $167,211,137) (c)                                 99.8%   175,371,230(d)
Cash and Other Assets,
 Less Liabilities                                         0.2        424,909
                                                    ---------   ------------
Net Assets                                              100.0%  $175,796,139
                                                    =========   ============

+    Percentages indicated are based on Fund net assets.
(a)  The Fund's ownership exceeds 5% of the outstanding shares of the underlying Portfolio/Fund.
(b)  Non-income producing Portfolio/Fund.
(c)  The cost for federal income tax purposes is $167,244,902.
(d)  At October 31, 2006 net unrealized appreciation was
     $8,126,328 based on cost for federal income tax purposes.
     This consisted of aggregate gross unrealized appreciation
     for all investments on which there was an excess of market value over cost of $8,166,021 and aggregate gross unrealized depreciation for all investments on which there was an
     excess of cost over market value of $39,693.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial
statements.                                         www.mainstayfunds.com    267

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2006

ASSETS:
Investment in affiliated investment companies,
  at value (identified cost $167,211,137)       $175,371,230
Cash                                               1,044,869
Receivables:
  Fund shares sold                                   719,524
  Interest                                             1,791
Other assets                                          21,621
                                                -------------
    Total assets                                 177,159,035
                                                -------------

LIABILITIES:
Payables:
  Investment securities purchased                  1,043,313
  Fund shares redeemed                               202,017
  NYLIFE Distributors (See Note 3)                    77,315
  Professional fees                                   14,984
  Shareholder communication                           12,072
  Custodian                                            4,307
  Transfer agent (See Note 3)                          2,500
  Directors                                            1,984
Accrued expenses                                       4,404
                                                -------------
    Total liabilities                              1,362,896
                                                -------------
Net assets                                      $175,796,139
                                                =============

COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001 per share)
  1 billion shares authorized:
  Class A                                       $      9,601
  Class B                                              4,142
  Class C                                              1,348
  Class I                                                  1
Additional paid-in capital                       163,782,889
Accumulated undistributed net realized gain on
  investments                                      3,838,065
Net unrealized appreciation on investments         8,160,093
                                                -------------
Net assets                                      $175,796,139
                                                =============
CLASS A
Net assets applicable to outstanding shares     $112,098,936
                                                =============
Shares of capital stock outstanding                9,601,020
                                                =============
Net asset value per share outstanding           $      11.68
Maximum sales charge (5.50% of offering price)          0.68
                                                -------------
Maximum offering price per share outstanding    $      12.36
                                                =============
CLASS B
Net assets applicable to outstanding shares     $ 48,046,427
                                                =============
Shares of capital stock outstanding                4,142,332
                                                =============
Net asset value and offering price per share
  outstanding                                   $      11.60
                                                =============
CLASS C
Net assets applicable to outstanding shares     $ 15,638,755
                                                =============
Shares of capital stock outstanding                1,348,300
                                                =============
Net asset value and offering price per share
  outstanding                                   $      11.60
                                                =============
CLASS I
Net assets applicable to outstanding shares     $     12,021
                                                =============
Shares of capital stock outstanding                    1,024
                                                =============
Net asset value and offering price per share
  outstanding                                   $      11.74
                                                =============

 268   MainStay Moderate Growth Allocation Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2006

INVESTMENT INCOME:
INCOME:
  Dividend distributions from affiliated
    investment companies                         $ 1,562,219
  Interest                                            14,999
                                                 ------------
    Total income                                   1,577,218
                                                 ------------
EXPENSES:
  Distribution--Class B (See Note 3)                 236,309
  Distribution--Class C (See Note 3)                  77,144
  Distribution/Service--Class A (See Note 3)         168,647
  Service--Class B (See Note 3)                       78,770
  Service--Class C (See Note 3)                       25,715
  Registration                                        60,190
  Professional fees                                   38,357
  Offering                                            35,097
  Custodian                                           21,753
  Shareholder communication                           14,569
  Transfer agent--Classes A, B and C
    (See Note 3)                                      13,398
  Directors                                            7,122
  Miscellaneous                                       10,408
                                                 ------------
    Total expenses                                   787,479
                                                 ------------
Net investment income                                789,739
                                                 ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on:
  Affiliated investment company transactions       4,197,828
  Capital gain distributions from affiliated
    investment company transactions                  689,442
                                                 ------------
Net realized gain on investments                   4,887,270
                                                 ------------
Net change in unrealized appreciation on
  investments                                      7,741,074
                                                 ------------
Net realized and unrealized gain on investments   12,628,344
                                                 ------------
Net increase in net assets resulting from
  operations                                     $13,418,083
                                                 ============

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial
statements.                                         www.mainstayfunds.com    269

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED OCTOBER 31, 2006 AND THE PERIOD APRIL 4, 2005
(COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 2005

                                              2006          2005
INCREASE IN NET ASSETS:
Operations:
 Net investment income                $    789,739   $    17,194
 Net realized gain on investments        4,887,270        17,637
 Net change in unrealized
  appreciation on investments            7,741,074       419,019
                                      --------------------------
 Net increase in net assets
  resulting from operations             13,418,083       453,850
                                      --------------------------

Dividends and distributions to shareholders:
 From net investment income:
   Class A                              (1,267,973)           --
   Class B                                (436,657)           --
   Class C                                (151,354)           --
   Class I                                    (261)           --
 From net realized gain on investments:
   Class A                                  (9,235)           --
   Class B                                  (6,850)           --
   Class C                                  (1,442)           --
   Class I                                      (3)           --
                                      --------------------------
 Total dividends and distributions
  to shareholders                       (1,873,775)           --
                                      --------------------------
Capital share transactions:
 Net proceeds from sale of shares:
   Class A                              82,849,043    22,822,836
   Class B                              39,172,705    17,556,999
   Class C                              13,836,573     3,379,583
   Class I                                      --        10,087

                                              2006          2005
 Net asset value of shares issued to
  shareholders in reinvestment of
  dividends and distributions:
   Class A                            $  1,173,562   $        --
   Class B                                 431,115            --
   Class C                                 134,366            --
   Class I                                     264            --
                                      --------------------------
                                       137,597,628    43,769,505
 Cost of shares redeemed:
   Class A                              (9,406,941)     (498,588)
   Class B                              (4,721,301)     (240,874)
   Class C                              (2,645,094)      (56,281)
   Class I                                      --           (73)
                                      --------------------------
                                       (16,773,336)     (795,816)
 Net asset value of shares converted
  (See Note 1):
   Class A                               7,592,701            --
   Class B                              (7,592,701)           --
   Increase in net assets derived
    from capital share transactions    120,824,292    42,973,689
                                      --------------------------
   Net increase in net assets          132,368,600    43,427,539

NET ASSETS:
Beginning of period                     43,427,539            --
                                      --------------------------
End of period                         $175,796,139   $43,427,539
                                      ==========================
Accumulated undistributed net
 investment income at end of period   $         --   $    56,775
                                      ==========================

 270   MainStay Moderate Growth Allocation Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                   www.mainstayfunds.com     271

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                               CLASS A                           CLASS B
                                                     ----------------------------      ----------------------------
                                                                       APRIL 4,                          APRIL 4,
                                                                         2005*                             2005*
                                                     YEAR ENDED         THROUGH        YEAR ENDED         THROUGH
                                                     OCTOBER 31,      OCTOBER 31,      OCTOBER 31,      OCTOBER 31,
                                                        2006             2005             2006             2005
Net asset value at beginning of period                $  10.46          $ 10.00          $ 10.42          $ 10.00
                                                     -----------      -----------      -----------      -----------
Net investment income (loss) (a)                          0.11             0.03             0.04            (0.01)
Net realized and unrealized gain on investments           1.35             0.43(b)          1.33             0.43(b)
                                                     -----------      -----------      -----------      -----------
Total from investment operations                          1.46             0.46             1.37             0.42
                                                     -----------      -----------      -----------      -----------
Less dividends and distributions:
  From net investment income                             (0.24)              --            (0.19)              --
  From net realized gain on investments                  (0.00)(c)           --            (0.00)(c)           --
                                                     -----------      -----------      -----------      -----------
Total dividends and distributions                        (0.24)              --            (0.19)              --
                                                     -----------      -----------      -----------      -----------
Net asset value at end of period                      $  11.68          $ 10.46          $ 11.60          $ 10.42
                                                     ===========      ===========      ===========      ===========
Total investment return (d)                              14.20%            4.60%(e)        13.28%            4.20%(e)
Ratios (to average net assets)/Supplemental Data:
  Net investment income (loss)                            0.98%            0.48%+           0.32%           (0.27%)+
  Net expenses (f)                                        0.43%            0.56%+           1.18%            1.31% +
  Expenses (before reimbursement) (f)                     0.43%            1.05%+           1.18%            1.80% +
Portfolio turnover rate                                     61%               2%              61%               2%
Net assets at end of period (in 000's)                $112,099          $22,617          $48,046          $17,453

*    Commencement of operations.
+    Annualized.
(a)  Per share data based on average outstanding shares during the period.
(b)  The amount shown for a share outstanding does not correspond with aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund during the period.
(c)  Less than one cent per share.
(d)  Total return is calculated exclusive of sales charges. Class I is not subject to sales charges.
(e)  Total return is not annualized.
(f)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

 272   MainStay Moderate Growth Allocation Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

              CLASS C                           CLASS I
    ----------------------------      ----------------------------
                      APRIL 4,                          APRIL 4,
                        2005*                             2005*
    YEAR ENDED         THROUGH        YEAR ENDED         THROUGH
    OCTOBER 31,      OCTOBER 31,      OCTOBER 31,      OCTOBER 31,
       2006             2005             2006             2005
      $ 10.42          $10.00           $10.47           $10.00
    -----------      -----------      -----------      -----------
         0.03           (0.01)            0.15             0.04
         1.34            0.43(b)          1.38             0.43(b)
    -----------      -----------      -----------      -----------
         1.37            0.42             1.53             0.47
    -----------      -----------      -----------      -----------
        (0.19)             --            (0.26)              --
        (0.00)(c)          --            (0.00)(c)           --
    -----------      -----------      -----------      -----------
        (0.19)             --            (0.26)              --
    -----------      -----------      -----------      -----------
      $ 11.60          $10.42           $11.74           $10.47
    ===========      ===========      ===========      ===========
        13.28%           4.20%(e)        14.86%            4.70%(e)
         0.25%          (0.27%)+          1.36%            0.79%+
         1.18%           1.31% +          0.17%            0.25%+
         1.18%           1.80% +          0.17%            0.74%+
           61%              2%              61%               2%
      $15,639          $3,347           $   12           $   10

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial
statements.                                         www.mainstayfunds.com    273

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

Eclipse Funds Inc. (the "Company"), was incorporated in the state of Maryland on September 21, 1990. Eclipse Funds (the "Trust"), a Massachusetts business trust, was established on July 30, 1986. The Company and the Trust are registered as open-end management investment companies under the Investment Company Act of 1940, as amended, ("Investment Company Act") and together offer 18 separate investment portfolios (collectively, referred to as the "Funds" and each individually, referred to as a "Fund"). These notes relate only to the Funds listed below.

The Funds commenced operations on the dates indicated below:

COMMENCEMENT
OF OPERATIONS       FUNDS (THE COMPANY)
January 2, 1991     All Cap Growth, All Cap Value, S&P 500
                    Index, Cash Reserves, Indexed Bond,
                    Intermediate Term Bond, Short Term
                    Bond and Income Manager (formerly
                    known as Asset Manager) Funds
----------------------------------------------------------
May 3, 2004         Floating Rate Fund
----------------------------------------------------------
April 4, 2005       Conservative Allocation, Growth
                    Allocation, Moderate Allocation and
                    Moderate Growth Allocation Funds
----------------------------------------------------------

COMMENCEMENT
OF OPERATIONS       FUNDS (THE TRUST)
January 12, 1987    Small Cap Opportunity Fund
----------------------------------------------------------
May 1, 1989         Balanced Fund
----------------------------------------------------------
December 27, 1994   Mid Cap Opportunity Fund
----------------------------------------------------------

Each Fund offers one or more of the following seven classes of shares as indicated: Class A, Class B, Class C, Class I, Class R1, Class R2 and Class R3. The Cash Reserves Fund also offers another class of shares, the Sweep Shares Class.

FUNDS                          CLASSES OFFERED
Balanced Fund                  Class A, Class B, Class C,
                               Class I, Class R1, Class R2
                               and Class R3 shares
-----------------------------------------------------------
All Cap Growth, All Cap        Class A, Class B, Class C
  Value, Small Cap             and Class I shares
  Opportunity, Floating
  Rate, Intermediate Term
  Bond, Income Manager,
  Conservative Allocation,
  Growth Allocation,
  Moderate Allocation, and
  Moderate Growth Allocation
  Funds
-----------------------------------------------------------
Mid Cap Opportunity Fund       Class A, Class B, Class C,
                               Class I and Class R3 shares
-----------------------------------------------------------
S&P 500 Index, Indexed Bond    Class A and Class I shares
  and Short Term Bond Funds
-----------------------------------------------------------
Cash Reserves Fund             Class I and Sweep Shares
                               Class shares
-----------------------------------------------------------

Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within up to six years of purchase of Class B shares (four years for Floating Rate) and a 1% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. As approved by the Board of Directors/Trustees in 1997, Class B shares convert to Class A shares eight years after the date they were purchased. The first conversion occurred December 28, 2005. The Class I, Class R1, Class R2 and Class R3 shares and the Sweep Shares Class are offered at net asset value without imposition of a front-end sales charge or a contingent deferred sales charge. Distribution of Class A, Class B, Class C, Class R1 and Class R2 shares each commenced on January 2, 2004, except with respect to the Mid Cap Opportunity Fund, Small Cap Opportunity Fund, Income Manager and Balanced Fund, which commenced distribution operations on December 30, 2002. Distribution of Class R3 shares commenced on April 28, 2006.

Each class of shares has similar voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions, except that the classes are subject to different distribution and/or service fee rates. Class A, Class B, Class C, Class R2 and Class R3 shares and the Sweep Shares Class each bear distribution and/or service fee payments under distribution and service plans pursuant to Rule 12b-1 under the Investment Company Act. In addition, the Class R1, R2 and R3 shares and the Sweep Shares Class each bear service fee payments under shareholder service plans.

The investment objective for each of the Funds is as follows:

The ALL CAP GROWTH FUND seeks long-term growth of capital. Dividend income, if any, is a consideration incidental to the Fund's objective of growth of capital.

The ALL CAP VALUE FUND seeks maximum long-term total return from a combination of capital growth and income.

The MID CAP OPPORTUNITY FUND seeks high total return.

The S&P 500 INDEX FUND seeks to provide investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the S&P 500(R) Index.

 274   MainStay Funds

The SMALL CAP OPPORTUNITY FUND seeks high total return.

The CASH RESERVES FUND seeks a high level of current income while preserving capital and maintaining liquidity.

The FLOATING RATE FUND seeks to provide high current income.

The INDEXED BOND FUND seeks to provide investment results that correspond to the total return performance of fixed income securities in the aggregate, as represented by the BIG Index.

The INTERMEDIATE TERM BOND FUND seeks to maximize total return, consistent with liquidity, low risk to principal and investment in debt securities.

The SHORT TERM BOND FUND seeks to maximize total return, consistent with liquidity, preservation of capital and investment in short-term debt securities.

The INCOME MANAGER FUND seeks to maximize total return, consistent with certain percentage constraints on amounts allocated to each asset class, from a combination of common stocks, fixed income securities, and money market investments.

The BALANCED FUND seeks high total return.

The CONSERVATIVE ALLOCATION FUND seeks current income and, secondarily, long-term growth of capital.

The GROWTH ALLOCATION FUND seeks long-term growth of capital.

The MODERATE ALLOCATION FUND seeks long-term growth of capital and, secondarily, current income.

The MODERATE GROWTH ALLOCATION FUND seeks long-term growth of capital and, secondarily, current income.

The Conservative Allocation, Growth Allocation, Moderate Allocation and Moderate Growth Allocation Funds (collectively the "Asset Allocation Funds") operate as "fund-of funds". The Asset Allocation Funds may invest in other Funds of the Company and/or Trust as well as Funds of The MainStay Funds and ICAP Funds, Inc., a Massachusetts business trust and a Maryland Corporation, respectively, for which NYLIM also serves as manager ("underlying funds").

The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic developments in a specific industry or region.

The Funds also invest in foreign securities which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal proceedings across borders. These risks are likely to be greater in emerging markets than in developed markets.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Funds prepare their financial statements in accordance with accounting principles generally accepted in the United States of America and follow the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Funds are open for business ("Valuation date"); such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades.

Debt securities are valued at prices supplied by a pricing agent or brokers selected by the Fund's manager, as defined in Note 3, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager to be representative of market values, at the regular close of trading of the New York Stock Exchange (generally 4:00 p.m. Eastern time). Investments in underlying funds are valued at their net asset value at the close of business each day. Loans are valued at the average of bid quotations obtained from a pricing service. The Trust has engaged an independent pricing service to provide market value quotations from dealers in loans. As of October 31, 2006, 100% of total investments in loans were valued based on prices from such services.

Options contracts are valued at the last posted settlement price on the market where such options are principally traded. Futures contracts are valued at the last posted settlement price on the market where such futures are principally traded. Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities of Cash Reserves Fund are valued at their amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Board of Directors/Trustees to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: a security the trading for which has been halted

                                                   www.mainstayfunds.com     275
or suspended; a debt security that has recently gone into default and for which there is not current market quotation; a security of an issuer that has entered into a restructuring; a security that has been de-listed from a national exchange; a security that market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's investment adviser or sub-adviser (if applicable), reflect the security's market value; a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At October 31, 2006, the Intermediate Term Bond Fund and the Balanced Fund held securities with a value of $12 and $3,964, respectively, that were valued in such manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Funds principally trade, and the time at which the Funds' NAVs are calculated. These events may include, but are not limited to, situations relating to a single issue in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have effected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Funds, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. Additionally, international equity securities are also fair valued whenever the movement of a particular index exceeds certain amounts. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund's policies and procedures.

(B) FEDERAL INCOME TAXES. Each of the Funds is treated as a separate entity for federal income tax purposes. The Funds' policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each Fund within the allowable time limits. By so doing, the Funds will be relieved from all or substantially all of federal and state income and excise taxes.

Investment income received by a Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source.
(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. For the Cash Reserves and Floating Rate Funds, dividends are declared daily and paid monthly and capital gain distributions, if any, are declared and paid annually. For the Indexed Bond, Intermediate Term Bond and Short Term Bond Funds, income dividends are declared and paid monthly and capital gain distributions, if any, are declared and paid annually. For the Balanced, Income Manager, Conservative Allocation, Growth Allocation, Moderate Allocation and Moderate Growth Allocation Funds, income dividends are declared and paid quarterly and capital gain distributions, if any, are declared and paid annually. Each of the other Funds intends to declare and pay, as dividends, substantially all of its net investment income at least once a year, as distributions, and net realized capital gains no more than once a year. All dividends and distributions are reinvested in shares of the Fund, at net asset value, unless the shareholder elects otherwise. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

The following table discloses the current year reclassifications between accumulated undistributed net investment income (loss), accumulated undistributed net realized gain (loss) on investments and paid-in capital arising from permanent differences; net assets at October 31, 2006 are not affected.

The reclassifications for the Funds are primarily due to paydown gain (loss), real estate investment trusts gain (loss), foreign currency gain (loss), reclassifications of distributions, the expiration of capital loss carryforwards, premium amortization adjustments, excise tax payments and net operating losses.

                                                    ACCUMULATED
                                   ACCUMULATED    UNDISTRIBUTED
                                 UNDISTRIBUTED     NET REALIZED    ADDITIONAL
                                NET INVESTMENT   GAIN (LOSS) ON       PAID-IN
                                 INCOME (LOSS)      INVESTMENTS       CAPITAL
All Cap Growth Fund             $    1,397,920   $           --   $(1,397,920)
-----------------------------------------------------------------------------
All Cap Value Fund                          28              (28)           --
-----------------------------------------------------------------------------
Mid Cap Opportunity Fund               (51,768)          51,768            --
-----------------------------------------------------------------------------
S&P 500 Index Fund                    (181,460)         181,460            --
-----------------------------------------------------------------------------
Small Cap Opportunity Fund           2,831,277         (211,108)   (2,620,169)
-----------------------------------------------------------------------------
Floating Rate Fund                         185               --          (185)
-----------------------------------------------------------------------------
Indexed Bond Fund                      145,321         (145,321)           --
-----------------------------------------------------------------------------

 276   MainStay Funds

                                                    ACCUMULATED
                                   ACCUMULATED    UNDISTRIBUTED
                                 UNDISTRIBUTED     NET REALIZED    ADDITIONAL
                                NET INVESTMENT   GAIN (LOSS) ON       PAID-IN
                                 INCOME (LOSS)      INVESTMENTS       CAPITAL
Intermediate Term Bond Fund     $       36,071   $      (36,071)           --
-----------------------------------------------------------------------------
Short Term Bond Fund                    19,040           44,105   $   (63,145)
-----------------------------------------------------------------------------
Balanced Fund                          (27,860)          27,858             2
-----------------------------------------------------------------------------
Income Manager Fund                    (45,487)          45,487            --
-----------------------------------------------------------------------------
Conservative Allocation Fund           135,985         (175,566)       39,581
-----------------------------------------------------------------------------
Growth Allocation Fund                 517,439         (557,020)       39,581
-----------------------------------------------------------------------------
Moderate Allocation Fund               237,479         (277,060)       39,581
-----------------------------------------------------------------------------
Moderate Growth Allocation
  Fund                               1,009,731       (1,049,312)       39,581
-----------------------------------------------------------------------------

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Funds record security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Dividends and distributions received by the Asset Allocation Funds from the underlying funds are recorded on the ex-dividend date. Discounts and premiums on securities, other than short-term securities, purchased for the Funds are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

For Real Estate Investment Trusts ("REITs"), dividend income is recorded at management's estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

Investment income and realized and unrealized gains and losses on investments of a Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses with respect to the Funds are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the Shareholder Services Plans and the Distribution Plans further discussed in Note 3(B) on page 282) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by each Fund, including those of related parties to the Funds, are shown on each Fund's Statement of Operations.

In addition, each Asset Allocation Fund bears a pro rata share of the fees and expenses of the underlying funds in which they invest. Because the underlying funds have varied expense and fee levels and the Asset Allocation Funds may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by each Asset Allocation Fund will vary.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amount of assets & liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(G) PURCHASED AND WRITTEN OPTIONS. Certain Funds may write covered call and put options on their portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted, and unrealized appreciation and depreciation is recorded, to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are cancelled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, in exchange for the premium, a Fund foregoes the opportunity for capital appreciation above the exercise price should the price of the underlying security or foreign currency increase. By writing a covered put option, a Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price. A call option may be covered by the call writer's owning the underlying security throughout the option period. A call option may also be covered by the

                                                   www.mainstayfunds.com     277
call writer's maintaining liquid assets valued at greater than the exercise price of the call written. When writing a covered call option, the Funds, in return for the premium on the option, give up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as the obligation as a writer continues, have retained the risk of loss should the price of the underlying security decline. After writing a put option, a Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option.

Certain Funds may purchase call and put options on their portfolio securities. A Fund may purchase call options to protect against an increase in the price of the security it anticipates purchasing. A Fund may purchase put options on its securities to protect against a decline in the value of the security or to close out covered written put positions. A Fund may also purchase options to seek to enhance returns. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Fund and the prices of options relating to the securities purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option. (See Note 7 on page 286.)

(H) LOAN COMMITMENTS. The Floating Rate Fund and Income Manager Fund make loans and loan assignments ("loans"), which are agreements to make money available (a "commitment") to a borrower in a specified amount, at a specified rate and within a specified time. Such loans are typically senior, secured and collateralized in nature. The Funds records an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR).

The loans made by the Fund are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to sale.

The Funds assume the credit risk of the borrower, the selling participant and any other persons interpositioned between the Fund and the borrower ("Intermediate Participants"). In the event that the borrower, selling participant or intermediate participants becomes insolvent or enters into bankruptcy, the Funds may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Funds to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. (See Note 6 on page 285.)

(I) FOREIGN CURRENCY FORWARD CONTRACTS. Certain Funds may enter into foreign currency forward contracts which are agreements to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. A Fund enters into foreign currency forward contracts primarily to hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates or to try to enhance the Fund's returns.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of a Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation on forward contracts reflects the Fund's exposure at period end to credit loss in the event of a counterparty's failure to perform its obligations. (See Note 7 on page 286.)

(J) FUTURES CONTRACTS. Certain Funds may enter into futures contracts which are agreements to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a securities index, foreign currency or interest rate. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. A Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest

 278   MainStay Funds
rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks. Futures contracts are used for hedging purposes or to seek to enhance returns. (See Note 5 on page 285.)

(K) REPURCHASE AGREEMENTS. When a Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(L) FOREIGN CURRENCY TRANSACTIONS. The books and records of the Funds are kept in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:


(i) market value of investment securities, other assets and liabilities--at the valuation date,

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(M) MORTGAGE DOLLAR ROLLS. A mortgage dollar roll ("MDR") is a transaction in which a Fund sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of a Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Funds have agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase as well as by the earnings on the cash proceeds of the initial sale. MDRs may be renewed without physical delivery of the securities subject to the contract. The Fund maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

(N) SECURITIES LENDING. In order to realize additional income a Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Funds may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Funds receive compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Funds also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Funds. (See Note 7 on page 286.)

(O) RESTRICTED SECURITIES. Under certain conditions the Funds may purchase restricted securities. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the "1933 Act"). The Fund does not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expense and prompt sale at an acceptable price may be difficult. (See Note 7 on page 286.)

(P) REDEMPTION FEE. The Floating Rate Fund imposes a 2.00% redemption fee on redemptions (including exchanges) of the Fund's shares made within 60 days of their date of purchase. The redemption fee is designed to offset brokerage commissions and other costs to the Fund associated with short-term trading and is not assessed on shares acquired through the reinvestment of dividends or distributions paid by the Fund. The redemption fee may not apply to redemptions of certain benefit plan accounts

                                                   www.mainstayfunds.com     279
such as 401(k) plans, section 529 qualified tuition plans, accounts held in omnibus accounts on the books of certain financial intermediary firms, wrap program accounts, redemptions effected through the Systematic Withdrawal/ Exchange Plan or on redemptions of shares held at the time of death or the initial determination of a permanent disability of a shareholder. The redemption fees are included in the Statement of Changes in Net Assets' shares redeemed amount and also as part of additional paid-in capital on the Statement of Assets and Liabilities. The redemption fees paid to the Floating Rate Fund for the year ended October 31, 2006 totaled $99,928.
(Q) OFFERING COSTS. Costs incurred by a Fund in connection with the commencement of the Funds' operations are being amortized on a straight line basis over twelve months.
(R) INDEMNIFICATIONS. In the normal course of business the Funds enter into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future which could adversely impact the Funds.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or "Manager"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Funds' manager. The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Funds. The Manager also pays the salaries and expenses of all personnel affiliated with the Funds and all the operational expenses that are not the responsibility of the Funds. The Manager advises the following Funds directly, without a subadvisor: Mid Cap Opportunity, S&P 500 Index, Small Cap Opportunity, Cash Reserves, Floating Rate, Indexed Bond, Balanced, Income Manager, Conservative Allocation, Growth Allocation, Moderate Allocation and Moderate Growth Allocation. MacKay Shields LLC ("MacKay Shields" or "Subadvisor"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as subadvisor to the All Cap Growth, All Cap Value, Intermediate Term Bond and Short Term Bond Funds pursuant to a Sub-Advisory Agreement with the Manager.

Each Fund is contractually obligated to pay the Manager a monthly fee for the services performed and facilities furnished at an annual rate of average daily net assets of that Fund as follows:

All Cap Growth Fund                                     .85%
--------------------------------------------------------------
All Cap Value Fund                                      .85%
--------------------------------------------------------------
Mid Cap Opportunity Fund                                .90%
--------------------------------------------------------------
S&P 500 Index Fund (1)                                  .25%
--------------------------------------------------------------
Small Cap Opportunity Fund                             1.00%
--------------------------------------------------------------
Cash Reserves Fund (2)                                  .45%
--------------------------------------------------------------
Floating Rate Fund                                      .60%
--------------------------------------------------------------
Indexed Bond Fund (3)                                   .35%
--------------------------------------------------------------
Intermediate Term Bond Fund                             .60%
--------------------------------------------------------------
Short Term Bond Fund                                    .60%
--------------------------------------------------------------
Balanced Fund (4)                                       .75%
--------------------------------------------------------------
Income Manager Fund                                     .65%
--------------------------------------------------------------
Conservative Allocation Fund                            .00%
--------------------------------------------------------------
Growth Allocation Fund                                  .00%
--------------------------------------------------------------
Moderate Allocation Fund                                .00%
--------------------------------------------------------------
Moderate Growth Allocation Fund                         .00%
--------------------------------------------------------------

(1) .25% on assets to $1 billion; .225% on next $2 billion; .20% on remainder of assets.
(2) .45% on assets to $500 million; .40% on remainder of assets.
(3) .35% on assets to $1 billion; .30% on remainder of assets.
(4) .75% on assets to $1 billion; .70% on remainder of assets; prior to May 1, 2006 the Manager had established a contractual waiver of .02% on assets in excess of $1 billion.

Pursuant to the terms of the Subadvisory Agreement between the Manager and the Subadvisor, the Manager pays the Subadvisor a monthly fee at an annual rate of average daily net assets of the Funds as follows:

All Cap Growth Fund                                     .25%
--------------------------------------------------------------
All Cap Value Fund                                      .25%
--------------------------------------------------------------
Intermediate Term Bond Fund                             .20%
--------------------------------------------------------------
Short Term Bond Fund                                    .15%
--------------------------------------------------------------

The Manager entered into a written expense limitation agreement to waive a portion of a Fund's management fee or reimburse a Fund so that the following Funds' Class I total ordinary operating expenses (total annual fund operating expenses excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio securities) on an annualized basis do not exceed the indicated percentages for its Class I shares. An equivalent reduction will apply to Class A, Class B, Class C, Class R1, Class R2 and Class R3 shares as well as Sweep Class shares for the Cash Reserves Fund. These expense limitations may

 280   MainStay Funds
be modified or terminated only with the approval of the Board of Directors/Trustees.

All Cap Growth Fund                                     .93%
--------------------------------------------------------------
All Cap Value Fund                                      .94%
--------------------------------------------------------------
Mid Cap Opportunity Fund                               1.04%
--------------------------------------------------------------
S&P 500 Index Fund                                      .30%
--------------------------------------------------------------
Small Cap Opportunity Fund                             1.19%
--------------------------------------------------------------
Cash Reserves Fund                                      .50%
--------------------------------------------------------------
Floating Rate Fund                                      .90%
--------------------------------------------------------------
Indexed Bond Fund                                       .43%
--------------------------------------------------------------
Intermediate Term Bond Fund                             .70%
--------------------------------------------------------------
Short Term Bond Fund                                    .60%
--------------------------------------------------------------
Balanced Fund                                           .94%
--------------------------------------------------------------
Income Manager Fund                                     .90%*
--------------------------------------------------------------
Conservative Allocation Fund                            .25%
--------------------------------------------------------------
Growth Allocation Fund                                  .25%
--------------------------------------------------------------
Moderate Allocation Fund                                .25%
--------------------------------------------------------------
Moderate Growth Allocation Fund                         .25%
--------------------------------------------------------------

* Effective January 2, 2006. Prior to January 2, 2006 the percentage was .94%.

For the year ended October 31, 2006, the Manager waived/reimbursed the Funds pursuant to contractual expense limitations described above are as follows:

All Cap Growth Fund                                 $126,077
-------------------------------------------------------------
All Cap Value Fund                                   181,402
-------------------------------------------------------------
Mid Cap Opportunity Fund                             167,242
-------------------------------------------------------------
S&P 500 Index Fund                                   208,740
-------------------------------------------------------------
Cash Reserves Fund                                   193,963
-------------------------------------------------------------
Indexed Bond Fund                                    123,157
-------------------------------------------------------------
Intermediate Term Bond Fund                           78,088
-------------------------------------------------------------
Short Term Bond Fund                                 134,399
-------------------------------------------------------------
Balanced Fund                                         17,532
-------------------------------------------------------------
Income Manager Fund                                   78,684
-------------------------------------------------------------
Conservative Allocation Fund                          36,386
-------------------------------------------------------------
Growth Allocation Fund                                16,114
-------------------------------------------------------------

It was not necessary for the Manager to reimburse the Small Cap Opportunity, Floating Rate, Moderate Allocation, or the Moderate Growth Allocation Funds for expenses for the year ended October 31, 2006.

The Manager has also entered into a written expense limitation agreement, under which it agreed to reimburse the transfer agent expense of Class A, B and C shares of the following Funds so that total ordinary operating expenses of each Fund's Class A shares (total annual fund operating expenses excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio securities) do not exceed the following annualized percentages noted below. The Manager will apply an equivalent reimbursement, in an equal amount of basis points, to each Fund's Class B and C shares. These expense limitations may be modified or terminated only with the approval of the Board of Directors/Trustees.

Mid Cap Opportunity Fund                               1.35%
--------------------------------------------------------------
S&P 500 Index Fund                                      .60%*
--------------------------------------------------------------
Small Cap Opportunity Fund                             1.70%
--------------------------------------------------------------
Short Term Bond Fund                                    .90%
--------------------------------------------------------------
Intermediate Term Bond Fund                            1.10%
--------------------------------------------------------------
Income Manager Fund                                     .99%**
--------------------------------------------------------------

* Effective August 1, 2006 with respect to the S&P 500 Index Fund's Class A shares.

** Effective January 2, 2006.

For the year ended October 31, 2006 NYLIM reimbursed the Funds' as follows pursuant to these expense limitations:

Mid Cap Opportunity Fund                            $231,468
-------------------------------------------------------------
S&P 500 Index Fund                                   139,822
-------------------------------------------------------------
Short Term Bond Fund                                  26,774
-------------------------------------------------------------
Intermediate Term Bond Fund                           21,737
-------------------------------------------------------------
Income Manager Fund                                  283,547
-------------------------------------------------------------

It was not necessary for the Manager to reimburse the Small Cap Opportunity Fund for transfer agent expenses for the year ended October 31, 2006.

Under all of the expense limitations described above, the Manager may recoup the amount of any management fee waivers or expense reimbursements from a Fund if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.

As of October 31, 2006 the amounts of waived or reimbursed fees that are subject to possible recoupment by

                                                   www.mainstayfunds.com     281
the Manager and the related expiration dates are as follows:

                               OCTOBER 31,
                          ---------------------
                               2008        2009       TOTAL
All Cap Growth Fund       $  27,750    $126,077   $153,827
-----------------------------------------------------------
All Cap Value Fund           34,914     181,402    216,316
-----------------------------------------------------------
Mid Cap Opportunity Fund    156,672     398,710    555,382
-----------------------------------------------------------
S&P 500 Index Fund           13,575     348,562    362,137
-----------------------------------------------------------
Cash Reserves Fund          164,717     193,963    358,680
-----------------------------------------------------------
Indexed Bond Fund            89,759     123,157    212,916
-----------------------------------------------------------
Intermediate Term Bond
  Fund                       64,905      99,825    164,730
-----------------------------------------------------------
Short Term Bond Fund         83,648     161,173    244,821
-----------------------------------------------------------
Income Manager Fund           1,664     362,231    363,895
-----------------------------------------------------------
Conservative Allocation
  Fund                           --      36,386     36,386
-----------------------------------------------------------
Growth Allocation Fund           --      16,114     16,114
-----------------------------------------------------------

* The expense limitation agreement became effective in 2005 and the recoupments will start to expire in 2008.

At October 31, 2006, the Small Cap Opportunity, Floating Rate, Balanced, Moderate Allocation and Moderate Growth Allocation Funds had no amounts available for recoupment.

Investors Bank & Trust Company, 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts, 02116 ("IBT") provides sub-administration and sub-accounting services to the Funds pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Funds, maintaining general ledger and sub-ledger accounts for the calculation of the Funds' respective net asset values, and assisting NYLIM in conducting various aspects of the Funds' administrative operations. For providing these services to the Fund, IBT is compensated by NYLIM.

(B) DISTRIBUTION AND SERVICE FEES. NYLIFE Distributors LLC (the "Distributor") serves as the Funds' distributor and principal underwriter. The Company and the Trust, on behalf of the Funds, each has a Distribution Agreement with the Distributor. The Funds, with respect to Class A, Class B, Class C, Class R2 and Class R3 shares and the Sweep Shares Class shares of the Cash Reserves Fund, have adopted distribution and service plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the Investment Company Act. The Plans provide that distribution and service fees payable thereunder are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Funds' shares and service activities.

Pursuant to the Class A Plan and Class R2 Plan, the Distributor receives a monthly fee from each applicable Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A and Class R2 shares, respectively, which is an expense of the Class A and Class R2 shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, each applicable Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, for distribution activities as designated by the Distributor, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares, respectively. The Class B and Class C Plans provide that the Class B and Class C shares of the Funds also incur a monthly fee, which is an expense of the Class B and Class C shares of the Funds for service activities as designated by the Distributor, at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Funds, respectively. Pursuant to the Class R3 Plan, the Distributor receives a monthly fee from the Fund at the annual rate of 0.50% of the average daily net assets of the Fund's Class R3 shares, which is an expense of the Class R3 shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Sweep Shares Class Plan for the Cash Reserves Fund, the Distributor, NYLIFE Securities Inc., an indirect wholly-owned subsidiary of New York Life, or any other broker-dealer or other financial institution, is entitled to receive a monthly fee, which is an expense of the Sweep Shares Class Plan of the Cash Reserves Fund for distribution or service activities as designated by the Distributor, at an annual rate of 0.25% of the average daily net assets of the Cash Reserves Fund's Sweep Shares Class for account sweep and other distribution-related and shareholder services.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares and the Sweep Shares Class shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares and the Sweep Shares Class shares. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets attributable to the Class R1, Class R2 and Class R3 shares and at an annual rate of 0.25% of the average daily net assets attributable to the Sweep Shares Class shares of the Cash Reserves Fund.

(C) SALES CHARGES. The Funds were advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $1,464,235 for the year ended October 31, 2006. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $131,950, $630,509 and $337,916, respectively, for the year ended October 31, 2006.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Funds

 282   MainStay Funds
transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Funds for the year ended October 31, 2006, were as follows:

All Cap Growth Fund                               $  219,529
-------------------------------------------------------------
All Cap Value Fund                                   182,768
-------------------------------------------------------------
Mid Cap Opportunity Fund                             399,525
-------------------------------------------------------------
S&P 500 Index Fund                                   651,489
-------------------------------------------------------------
Small Cap Opportunity Fund                         2,143,414
-------------------------------------------------------------
Cash Reserves Fund                                    15,828
-------------------------------------------------------------
Floating Rate Fund                                   719,293
-------------------------------------------------------------
Indexed Bond Fund                                     81,030
-------------------------------------------------------------
Intermediate Term Bond Fund                           43,626
-------------------------------------------------------------
Short Term Bond Fund                                  32,816
-------------------------------------------------------------
Balanced Fund                                      1,846,455
-------------------------------------------------------------
Income Manager Fund                                  682,426
-------------------------------------------------------------
Conservative Allocation Fund                          13,379
-------------------------------------------------------------
Growth Allocation Fund                                13,624
-------------------------------------------------------------
Moderate Allocation Fund                              13,399
-------------------------------------------------------------
Moderate Growth Allocation Fund                       13,398
-------------------------------------------------------------

(E) INDEPENDENT DIRECTORS AND TRUSTEES FEES. For the year ended October 31, 2006, Non-Interested Directors and Trustees were paid an annual retainer of $40,000 and an additional annual fee of $40,000 in connection with attendance at Board meetings, plus reimbursement for travel and out-of-pocket expenses. The chairman of the Board of Directors/Trustees receives an additional retainer of $20,000 annually and the Audit Committee Chair receives an additional retainer of $15,000 annually. The retainers are paid in the aggregate for the Company, the Trust and ICAP Funds, Inc., a registered investment company also served by the Directors/Trustees that is also managed by NYLIM. Prior to January 1, 2006, Non-Interested Directors and Trustees were paid an annual retainer of $62,000 plus reimbursement for travel and out-of-pocket expenses. The Chairman and the Audit Committee Chair each received an additional annual retainer of $10,000. The retainers were paid in the aggregate for the Company and the Trust.
(F) CAPITAL. At October 31, 2006, New York Life and its affiliates owned a significant number of shares of the Funds with values and percentages of net assets as follows:

All Cap Growth Fund                       $191,644,982        62.5%
------------------------------------------------------------------
All Cap Value Fund                          49,824,907        32.7
------------------------------------------------------------------
Mid Cap Opportunity Fund                  $     14,632         0.0*%
------------------------------------------------------------------
S&P 500 Index Fund                         218,266,446        13.5
------------------------------------------------------------------
Small Cap Opportunity Fund                  74,337,218         4.9
------------------------------------------------------------------
Cash Reserves Fund                           5,890,571         1.0
------------------------------------------------------------------
Floating Rate Fund                          24,591,030         2.4
------------------------------------------------------------------
Indexed Bond Fund                           58,693,043        15.4
------------------------------------------------------------------
Intermediate Term Bond Fund                 76,228,805        54.7
------------------------------------------------------------------
Short Term Bond Fund                        60,333,541        76.3
------------------------------------------------------------------
Balanced Fund                                   17,229         0.0*
------------------------------------------------------------------
Income Manager Fund                         83,983,172        22.6
------------------------------------------------------------------
Conservative Allocation Fund                    11,296         0.0*
------------------------------------------------------------------
Growth Allocation Fund                          12,345         0.0*
------------------------------------------------------------------
Moderate Allocation Fund                        11,690         0.0*
------------------------------------------------------------------
Moderate Growth Allocation Fund                 12,025         0.0*
------------------------------------------------------------------

* Less than one tenth of one percent.

From time to time, a Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

(G) OTHER. Pursuant to an Amended and Restated Management Agreement between the Funds and NYLIM, the cost of legal services provided to the Funds by the Office of the General Counsel of NYLIM are payable directly by the Funds. For the year ended October 31, 2006, these fees, which are included in Professional fees shown on the Statement of Operations, were as follows:

All Cap Growth Fund                                 $ 23,527
-------------------------------------------------------------
All Cap Value Fund                                    10,107
-------------------------------------------------------------
Mid Cap Opportunity Fund                               9,058
-------------------------------------------------------------
S&P 500 Index Fund                                   113,960
-------------------------------------------------------------
Small Cap Opportunity Fund                            60,070
-------------------------------------------------------------
Cash Reserves Fund                                    38,073
-------------------------------------------------------------
Floating Rate Fund                                    56,762
-------------------------------------------------------------
Indexed Bond Fund                                     24,067
-------------------------------------------------------------
Intermediate Term Bond Fund                            9,769
-------------------------------------------------------------
Short Term Bond Fund                                   6,320
-------------------------------------------------------------
Balanced Fund                                         81,894
-------------------------------------------------------------
Income Manager Fund                                   25,592
-------------------------------------------------------------
Conservative Allocation Fund                           2,368
-------------------------------------------------------------
Growth Allocation Fund                                 2,468
-------------------------------------------------------------
Moderate Allocation Fund                               5,073
-------------------------------------------------------------
Moderate Growth Allocation Fund                        5,022
-------------------------------------------------------------

                                                   www.mainstayfunds.com     283

NOTE 4--FEDERAL INCOME TAXES:

As of October 31, 2006, the components of accumulated earnings on a tax basis were as follows:

                                                ACCUMULATED                 OTHER            UNREALIZED                 TOTAL
                             ORDINARY               CAPITAL             TEMPORARY          APPRECIATION           ACCUMULATED
                               INCOME        GAINS (LOSSES)           DIFFERENCES        (DEPRECIATION)           GAIN (LOSS)
All Cap Growth Fund        $       --       $    (4,030,617)      $            --       $    74,588,499       $    70,557,882
-----------------------------------------------------------------------------------------------------------------------------
All Cap Value Fund          1,462,000             6,373,848              (582,587)           23,489,234            30,742,495
-----------------------------------------------------------------------------------------------------------------------------
Mid Cap Opportunity
  Fund                      1,941,634             2,839,982                    --            13,858,801            18,640,417
-----------------------------------------------------------------------------------------------------------------------------
S&P 500 Index Fund         20,518,223           (83,458,061)                   --           411,293,048           348,353,210
-----------------------------------------------------------------------------------------------------------------------------
Small Cap
  Opportunity Fund                 --            (3,270,908)                   --           140,922,005           137,651,097
-----------------------------------------------------------------------------------------------------------------------------
Cash Reserves Fund             27,141                (3,497)              (28,544)                   --                (4,900)
-----------------------------------------------------------------------------------------------------------------------------
Floating Rate Fund          1,387,042            (4,831,242)           (1,764,913)           (3,420,852)           (8,629,965)
-----------------------------------------------------------------------------------------------------------------------------
Indexed Bond Fund             198,744            (7,877,660)              (10,169)              889,559            (6,799,526)
-----------------------------------------------------------------------------------------------------------------------------
Intermediate Term
  Bond Fund                   418,077            (9,978,536)              (93,977)              259,247            (9,395,189)
-----------------------------------------------------------------------------------------------------------------------------
Short Term Bond Fund           99,492            (3,819,544)             (163,002)             (187,426)           (4,070,480)
-----------------------------------------------------------------------------------------------------------------------------
Income Manager Fund         2,029,715             8,832,311                    --            31,511,492            42,373,518
-----------------------------------------------------------------------------------------------------------------------------
Balanced Fund               8,092,786            28,886,155                    --            84,152,471           121,131,412
-----------------------------------------------------------------------------------------------------------------------------
Conservative
  Allocation Fund             253,793               839,762                    --             1,565,929             2,659,484
-----------------------------------------------------------------------------------------------------------------------------
Growth Allocation
  Fund                      1,250,124             1,298,761                    --             4,922,430             7,471,315
-----------------------------------------------------------------------------------------------------------------------------
Moderate Allocation
  Fund                      2,091,489             2,104,422                    --             5,628,626             9,824,537
-----------------------------------------------------------------------------------------------------------------------------
Moderate Growth
  Allocation Fund           1,187,601             2,684,229                    --             8,126,328            11,998,158
-----------------------------------------------------------------------------------------------------------------------------

The difference between book-basis and tax-basis unrealized appreciation is primarily due to wash sales deferrals.

The other temporary differences are primarily due to distribution payables, straddles and amortization of offering costs.

At October 31, 2006, for federal income tax purposes, capital loss carryforwards, as shown in the table below, were available to the extent provided by regulations to offset future realized gains of each respective Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

                                                CAPITAL LOSS
                                    AVAILABLE         AMOUNT
                                      THROUGH        (000'S)
All Cap Growth Fund                      2012     $    4,031
------------------------------------------------------------
S&P 500 Index Fund                       2010     $   26,183
                                         2013          5,221
                                         2014         52,054
------------------------------------------------------------
                                                  $   83,458
------------------------------------------------------------
Small Cap Opportunity Fund               2014     $    3,271
------------------------------------------------------------
Cash Reserves Fund                       2012     $        2
                                         2013              1
------------------------------------------------------------
                                                  $        3
------------------------------------------------------------
Floating Rate Fund                       2012     $      229
                                         2013          3,166
                                         2014          1,436
------------------------------------------------------------
                                                  $    4,831
------------------------------------------------------------

                                                CAPITAL LOSS
                                    AVAILABLE         AMOUNT
                                      THROUGH        (000'S)
Indexed Bond Fund                        2007     $    1,410
                                         2008          1,793
                                         2009            105
                                         2014          4,570
------------------------------------------------------------
                                                  $    7,878
------------------------------------------------------------
Intermediate Term Bond Fund              2007     $    4,032
                                         2008          3,661
                                         2010            898
                                         2014          1,388
------------------------------------------------------------
                                                  $    9,979
------------------------------------------------------------
Short Term Bond Fund                     2007     $      572
                                         2008            758
                                         2009            159
                                         2010             35
                                         2011             --(a)
                                         2012            297
                                         2013          1,183
                                         2014            816
------------------------------------------------------------
                                                  $    3,820
------------------------------------------------------------

(a) Less than one thousand.

The All Cap Growth, All Cap Value and Income Manager Funds utilized $38,647,803, $7,768,816 and $34,124,437, respectively, of capital loss carryforwards during the year

 284   MainStay Funds
ended October 31, 2006. In addition, the Short Term Bond Fund had $63,145 of capital loss carryforwards that expired.

Dividends to shareholders from net investment income and distributions to shareholders from net realized gains shown in the Statement of Changes in Net Assets for the year ended October 31, 2006 represents tax-based distributions of ordinary income and net long-term capital gain, respectively, except for the Funds for which the tax components of the distributions are shown below.

                                                                          2006                            2005
                                                              -----------------------------   -----------------------------
                                                                  TAX-BASED       TAX-BASED       TAX-BASED       TAX-BASED
                                                              DISTRIBUTIONS   DISTRIBUTIONS   DISTRIBUTIONS   DISTRIBUTIONS
                                                                       FROM            FROM            FROM            FROM
                                                                   ORDINARY       LONG-TERM        ORDINARY       LONG-TERM
                                                                     INCOME           GAINS          INCOME           GAINS
Mid Cap Opportunity Fund                                      $   2,605,585   $   3,799,462   $     232,682   $   1,159,326
---------------------------------------------------------------------------------------------------------------------------
Small Cap Opportunity Fund                                       35,359,092      28,197,984      17,781,133      22,870,569
---------------------------------------------------------------------------------------------------------------------------
Balanced Fund                                                    35,229,375      33,322,455       9,280,146       9,086,982
---------------------------------------------------------------------------------------------------------------------------
Conservative Allocation Fund                                      1,382,879              --              --              --
---------------------------------------------------------------------------------------------------------------------------
Growth Allocation Fund                                              355,768              --              --              --
---------------------------------------------------------------------------------------------------------------------------
Moderate Allocation Fund                                          2,070,369              --              --              --
---------------------------------------------------------------------------------------------------------------------------
Moderate Growth Allocation                                        1,873,775              --              --              --
---------------------------------------------------------------------------------------------------------------------------

NOTE 5--FINANCIAL INSTRUMENTS:

The S&P 500 Index Fund's, Indexed Bond Fund's and Income Manager Fund's use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

The S&P 500 Index Fund invests in stock index futures contracts to maintain cash reserves while remaining fully invested, to facilitate trading, or to reduce transaction costs. The Indexed Bond Fund invests in contracts for the future delivery of debt securities in order to attempt to maintain cash reserves while remaining fully invested, to facilitate trading, or to reduce transaction costs. The Income Manager Fund has entered into contracts for the future delivery of debt securities and invests in stock index futures contracts to rebalance the Fund's portfolio composition and risk profile to meet asset class constraints.

NOTE 6--COMMITMENTS AND CONTINGENCIES:

At October 31, 2006 the following funds had unfunded loan commitments pursuant to the following loan agreements:

FLOATING RATE FUND                                 UNFUNDED         UNREALIZED
BORROWER                                         COMMITMENT       APPRECIATION

Insight Midwest Holdings LLC, due 4/7/14    $       501,277    $         3,172
------------------------------------------------------------------------------
Wastequip, Inc., due 7/15/11                         33,333                 --
------------------------------------------------------------------------------
Lucite International US Finco, Ltd., due
  7/7/13                                          1,167,939              8,030
------------------------------------------------------------------------------
                                                               $        11,202
------------------------------------------------------------------------------

INCOME MANAGER FUND
BORROWER

Lucite International US Finco, Ltd., due
  7/7/13                                    $       129,771    $           892
------------------------------------------------------------------------------

Each of these commitments are available until the maturity date of the security.

                                                   www.mainstayfunds.com     285

NOTE 7--FUND SECURITIES LOANED, FOREIGN CURRENCY, WRITTEN OPTIONS AND RESTRICTED
SECURITIES:

As of October 31, 2006, the following Funds had securities on loan and received collateral as follows:

                         MARKET VALUE OF
                      SECURITIES ON LOAN     COLLATERAL
All Cap Growth Fund   $       22,875,969   $ 23,653,199
-------------------------------------------------------
All Cap Value Fund             9,076,708      9,397,697
-------------------------------------------------------
Mid Cap Opportunity
  Fund                        22,784,343     23,677,456
-------------------------------------------------------
S&P 500 Index Fund            87,692,175     90,565,555
-------------------------------------------------------
Small Cap
  Opportunity Fund           292,923,347    303,160,000
-------------------------------------------------------
Indexed Bond Fund             49,515,897     50,582,858
-------------------------------------------------------
Intermediate Term
  Bond Fund                    5,731,915      5,850,087
-------------------------------------------------------
Short Term Bond Fund           2,766,584      2,822,941
-------------------------------------------------------
Balanced Fund                 96,257,585    100,092,452
-------------------------------------------------------
Income Manager Fund           41,986,585     43,412,303
-------------------------------------------------------

The cash collateral received for securities on loan was used to purchase highly liquid short-term investments in accordance with the lending procedures of the Funds. Securities purchased with collateral received are valued at amortized cost, which approximates market value.

As of October 31, 2006, the Intermediate Term Bond Fund held the following currencies:

          CURRENCY                   COST       VALUE
Euro                  E     1,481     $1,887     $1,891
-------------------------------------------------------

During the year ended October 31, 2006 the All Cap Value Fund had the following transactions in Written Options:

                                   NUMBER OF
                                   CONTRACTS   PREMIUM
Options outstanding
  at October 31, 2005                     --   $    --
-------------------------------------------------------
Options--written                        (122)  (37,744)
-------------------------------------------------------
Options--canceled in
  closing transactions                   122    37,744
-------------------------------------------------------
Options outstanding
  at October 31, 2006                     --        --
-------------------------------------------------------

As of October 31, 2006, the Balanced Fund held restricted securities as follows:

                                                                   PRINCIPAL
                                                 DATE(S) OF          AMOUNT/                          10/31/06      PERCENTAGE OF
SECURITY                                        ACQUISITION           SHARES             COST            VALUE         NET ASSETS
North Atlantic Trading Co., Inc.
  Common Stock                                      4/21/04              130      $         1      $         1               0.0%(a)
---------------------------------------------------------------------------------------------------------------------------------

(a) Less than one tenth of a percent.

NOTE 8--CUSTODIAN:

IBT is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 9--LINE OF CREDIT:

The Funds, and certain affiliated funds, with the exception of the Cash Reserves Fund, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. These funds paid a commitment fee, at an annual rate of .070%, up to September 6, 2006 at which time the rate changed to .060% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended October 31, 2006.

 286   MainStay Funds

NOTE 10--FUND ACQUISITIONS:

(A) On February 11, 2005, Balanced Fund acquired the assets, including the investments, and assumed the identified liabilities of Strategic Value Fund, a series of the Mainstay Funds Trust.
This reorganization was completed after shareholders approved the plan on February 2, 2005. The aggregate net assets of MainStay Balanced Fund immediately before the acquisition were $639,429,462 and the combined net assets after the acquisition was $694,383,426.

The acquisition was accomplished by a tax-free exchange of the following:

                          SHARES         VALUE
MainStay Strategic
  Value Fund
----------------------------------------------
Class A                1,380,980   $15,888,219
----------------------------------------------
Class B                3,260,303    37,464,604
----------------------------------------------
Class C                  139,338     1,601,141
----------------------------------------------

In exchange for the Mainstay Strategic Value Fund shares and net assets, Mainstay Balanced Fund issued the following number of shares:

                                       SHARES
Class A                               592,705
----------------------------------------------
Class B                             1,400,861
----------------------------------------------
Class C                                59,858
----------------------------------------------

MainStay Strategic Value Fund's net assets after adjustments for any permanent book-to-tax differences at the acquisition date were as follows, which include the following amounts of capital stock, unrealized appreciation, accumulated net realized loss and undistributed net investment loss:

                                                                                                  ACCUMULATED       UNDISTRIBUTED
                                             TOTAL NET                           UNREALIZED      NET REALIZED      NET INVESTMENT
                                                ASSETS      CAPITAL STOCK      APPRECIATION              LOSS                LOSS
  MainStay Strategic Value Fund            $54,963,964        $49,992,302       $ 5,174,475       $ (211,049)        $    (1,764)
---------------------------------------------------------------------------------------------------------------------------------

                                                   www.mainstayfunds.com     287

NOTE 11--PURCHASE AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2006, purchase and sales of securities, other than securities subject to repurchase transactions and short-term securities, were as follows:

                                  ALL CAP                ALL CAP               MID CAP
                                GROWTH FUND            VALUE FUND          OPPORTUNITY FUND
                            --------------------   -------------------   --------------------
                            PURCHASES    SALES     PURCHASES    SALES    PURCHASES    SALES
U.S. Government             $     --    $     --    $    --    $    --   $     --    $     --
---------------------------------------------------------------------------------------------
All others                   151,299     188,215     60,586     75,317    141,495     127,295
---------------------------------------------------------------------------------------------
Total                       $151,299    $188,215    $60,586    $75,317   $141,495    $127,295
---------------------------------------------------------------------------------------------

                             INTERMEDIATE TERM         SHORT TERM              BALANCED
                                 BOND FUND              BOND FUND                FUND
                            --------------------   -------------------   --------------------
                            PURCHASES    SALES     PURCHASES    SALES    PURCHASES    SALES
U.S. Government             $166,379    $156,982    $76,495    $91,602   $      5    $  5,835
---------------------------------------------------------------------------------------------
All others                    37,477      30,651         89      5,750    843,644     658,669
---------------------------------------------------------------------------------------------
Total                       $203,856    $187,633    $76,584    $97,352   $843,649    $664,504
---------------------------------------------------------------------------------------------

NOTE 12--CAPITAL SHARE TRANSACTIONS (IN 000'S):

Transactions in capital shares were as follows:

                                                                                 ALL CAP GROWTH FUND
                                                    -----------------------------------------------------------------------------
                                                    CLASS A   CLASS B   CLASS C   CLASS I   CLASS A   CLASS B   CLASS C   CLASS I
                                                    -------   -------   -------   -------   -------   -------   -------   -------
                                                                 YEAR ENDED                              YEAR ENDED
                                                              OCTOBER 31, 2006                        OCTOBER 31, 2005
Shares sold                                           726       280       178      2,030      411       301        89      1,811
---------------------------------------------------------------------------------------------------------------------------------
Shares issued in reinvestment of dividends and
 distributions                                         --        --        --         --       --        --        --         --
---------------------------------------------------------------------------------------------------------------------------------
                                                      726       280       178      2,030      411       301        89      1,811
Shares redeemed                                      (328)     (132)      (78)    (4,220)    (449)      (50)      (12)    (2,494)
---------------------------------------------------------------------------------------------------------------------------------
Shares converted (See Note 1)                         126      (128)       --         --       --        --        --         --
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                               524        20       100     (2,190)     (38)      251        77       (683)
---------------------------------------------------------------------------------------------------------------------------------

                                                                    MID CAP OPPORTUNITY FUND
                               --------------------------------------------------------------------------------------------------
                               CLASS A   CLASS B   CLASS C   CLASS I       CLASS R3+        CLASS A   CLASS B   CLASS C   CLASS I
                               -------   -------   -------   -------   ------------------   -------   -------   -------   -------
                                                                        APRIL 28, 2006*
                                            YEAR ENDED                      THROUGH                      YEAR ENDED
                                         OCTOBER 31, 2006               OCTOBER 31, 2006              OCTOBER 31, 2005
Shares sold                       963      275       524       485            360            1,468      820       732       405
---------------------------------------------------------------------------------------------------------------------------------
Shares issued in reinvestment
 of dividends and
 distributions                     81       53        42        49             --               10       10         7        22
---------------------------------------------------------------------------------------------------------------------------------
                                1,044      328       566       534            360            1,478      830       739       427
Shares redeemed                  (654)    (214)     (297)     (559)            --             (139)    (100)      (66)     (324)
---------------------------------------------------------------------------------------------------------------------------------
Shares converted (See Note 1)     314     (320)       --        --             --               --       --        --        --
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)           704     (206)      269       (25)           360            1,339      730       673       103
---------------------------------------------------------------------------------------------------------------------------------

*   Commencement of Operations.
+   Class R3 commenced operations on April 28, 2006.
(a) On February 11, 2005 and pursuant to shareholder approval, the assets and liabilities of the MainStay Strategic Value Fund were acquired by the MainStay Balanced Fund.
(b) Less than one thousand shares.

 288   MainStay Funds

          S&P 500                 SMALL CAP             FLOATING RATE          INDEXED BOND
         INDEX FUND           OPPORTUNITY FUND              FUND                   FUND
    --------------------   -----------------------   -------------------   --------------------
    PURCHASES    SALES     PURCHASES      SALES      PURCHASES    SALES    PURCHASES    SALES
     $    --    $     --   $       --   $       --   $     --    $    --   $384,914    $342,093
-----------------------------------------------------------------------------------------------
      75,969     252,989    2,216,006    1,405,279    620,708     65,364     31,316      17,257
-----------------------------------------------------------------------------------------------
     $75,969    $252,989   $2,216,006   $1,405,279   $620,708    $65,364   $416,230    $359,350
-----------------------------------------------------------------------------------------------

       INCOME MANAGER         CONSERVATIVE             GROWTH               MODERATE           MODERATE GROWTH
            FUND             ALLOCATION FUND       ALLOCATION FUND       ALLOCATION FUND       ALLOCATION FUND
    --------------------   -------------------   -------------------   -------------------   -------------------
    PURCHASES    SALES     PURCHASES    SALES    PURCHASES    SALES    PURCHASES    SALES    PURCHASES    SALES
    $156,549    $156,402    $    --    $    --   $     --    $    --   $     --    $    --   $     --    $    --
----------------------------------------------------------------------------------------------------------------
     402,291     394,185     49,937     14,835    109,798     46,153    155,245     50,212    187,431     66,797
----------------------------------------------------------------------------------------------------------------
    $558,840    $550,587    $49,937    $14,835   $109,798    $46,153   $155,245    $50,212   $187,431    $66,797
----------------------------------------------------------------------------------------------------------------

                                 ALL CAP VALUE FUND
    -----------------------------------------------------------------------------
    CLASS A   CLASS B   CLASS C   CLASS I   CLASS A   CLASS B   CLASS C   CLASS I
    -------   -------   -------   -------   -------   -------   -------   -------
                 YEAR ENDED                              YEAR ENDED
              OCTOBER 31, 2006                        OCTOBER 31, 2005
      442       199       116      1,339      383       344        72      1,310
---------------------------------------------------------------------------------
        3        --        --         81        6         1        --         97
---------------------------------------------------------------------------------
      445       199       116      1,420      389       345        72      1,407
     (250)      (91)      (45)    (2,449)    (186)      (73)      (20)    (2,094)
---------------------------------------------------------------------------------
      160      (162)       --         --       --        --        --         --
---------------------------------------------------------------------------------
      355       (54)       71     (1,029)     203       272        52       (687)
---------------------------------------------------------------------------------

             S&P 500 INDEX FUND                                      SMALL CAP OPPORTUNITY FUND
    -------------------------------------   -----------------------------------------------------------------------------
    CLASS A   CLASS I   CLASS A   CLASS I   CLASS A   CLASS B   CLASS C   CLASS I   CLASS A   CLASS B   CLASS C   CLASS I
    -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
       YEAR ENDED          YEAR ENDED                    YEAR ENDED                              YEAR ENDED
    OCTOBER 31, 2006    OCTOBER 31, 2005              OCTOBER 31, 2006                        OCTOBER 31, 2005
     3,011     11,085    4,823    16,052    23,267     1,024     4,991    34,362     9,644     1,764     2,342     8,155
-------------------------------------------------------------------------------------------------------------------------
       117        689      124       588       854       250       159     1,660       206       164        49     1,634
-------------------------------------------------------------------------------------------------------------------------
     3,128     11,774    4,947    16,640    24,121     1,274     5,150    36,022     9,850     1,928     2,391     9,789
    (4,191)   (15,608)  (4,578)   (9,684)   (9,605)     (552)   (1,416)   (9,319)   (1,245)     (211)     (173)   (4,157)
-------------------------------------------------------------------------------------------------------------------------
        --         --       --        --       834      (855)       --        --        --        --        --        --
-------------------------------------------------------------------------------------------------------------------------
    (1,063)    (3,834)     369     6,956    15,350      (133)    3,734    26,703     8,605     1,717     2,218     5,632
-------------------------------------------------------------------------------------------------------------------------

                                                   www.mainstayfunds.com     289

                                                                         CASH RESERVES FUND
                                                              -----------------------------------------
                                                                           SWEEP                 SWEEP
                                                                          SHARES                SHARES
                                                              CLASS I      CLASS    CLASS I      CLASS
                                                              -------    --------   -------    --------
                                                                  YEAR ENDED            YEAR ENDED
                                                               OCTOBER 31, 2006      OCTOBER 31, 2005
Shares sold                                                    586,246    197,494    625,554    283,633
-------------------------------------------------------------------------------------------------------
Shares issued in reinvestment of dividends and distributions    10,564     11,198      5,646      5,082
-------------------------------------------------------------------------------------------------------
                                                               596,810    208,692    631,200    288,715
Shares redeemed                                               (575,982)  (168,710)  (645,555)  (278,490)
-------------------------------------------------------------------------------------------------------
Shares converted (See Note 1)                                       --         --         --         --
-------------------------------------------------------------------------------------------------------
Net increase (decrease)                                         20,828     39,982    (14,355)    10,225
-------------------------------------------------------------------------------------------------------

                                                                             INTERMEDIATE TERM BOND FUND
                                                    -----------------------------------------------------------------------------
                                                    CLASS A   CLASS B   CLASS C   CLASS I   CLASS A   CLASS B   CLASS C   CLASS I
                                                    -------   -------   -------   -------   -------   -------   -------   -------
                                                                 YEAR ENDED                              YEAR ENDED
                                                              OCTOBER 31, 2006                        OCTOBER 31, 2005
Shares sold                                           289        70        62      2,213      380       275       140      1,933
---------------------------------------------------------------------------------------------------------------------------------
Share issued in connection with acquisition of
 Strategic Value Fund (a)                              --        --        --         --       --
---------------------------------------------------------------------------------------------------------------------------------
Shares issued in reinvestment of dividends and
 distributions                                         32         8         3        432       23         8         3        401
---------------------------------------------------------------------------------------------------------------------------------
                                                      321        78        65      2,645      403       283       143      2,334
Shares redeemed                                      (279)     (126)      (91)    (1,607)    (384)     (109)      (61)    (5,955)
---------------------------------------------------------------------------------------------------------------------------------
Shares converted (See Note 1)                         101      (101)       --         --       --        --        --         --
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                               143      (149)      (26)     1,038       19       174        82     (3,621)
---------------------------------------------------------------------------------------------------------------------------------

                                                                                     BALANCED FUND
                                                              ------------------------------------------------------------
                                                              CLASS R1   CLASS R2      CLASS R3+       CLASS R1   CLASS R2
                                                              --------   --------   ----------------   --------   --------
                                                                                    APRIL 28, 2006*
                                                                  YEAR ENDED            THROUGH            YEAR ENDED
                                                               OCTOBER 31, 2006     OCTOBER 31, 2006    OCTOBER 31, 2005
Shares sold                                                    1,445       2,354            --(b)       2,002       3,078
--------------------------------------------------------------------------------------------------------------------------
Share issued in connection with acquisition of Strategic
 Value Fund (a)                                                   --          --            --             --          --
--------------------------------------------------------------------------------------------------------------------------
Shares issued in reinvestment of dividends and distributions     202         182            --(b)          65          37
--------------------------------------------------------------------------------------------------------------------------
                                                               1,647       2,536            --(b)       2,067       3,115
Shares redeemed                                                 (630)     (1,242)           --           (388)     (1,242)
--------------------------------------------------------------------------------------------------------------------------
Shares converted (See Note 1)                                     --          --            --             --          --
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                        1,017       1,294            --(b)       1,679       1,873
--------------------------------------------------------------------------------------------------------------------------

                                                                               GROWTH ALLOCATION FUND
                                                    -----------------------------------------------------------------------------
                                                    CLASS A   CLASS B   CLASS C   CLASS I   CLASS A   CLASS B   CLASS C   CLASS I
                                                    -------   -------   -------   -------   -------   -------   -------   -------
                                                                                                  PERIOD FROM APRIL 4, 2005
                                                                 YEAR ENDED                                THROUGH
                                                              OCTOBER 31, 2006                        OCTOBER 31, 2005
Shares sold                                          3,591     1,998      764         1      1,034      785       93          1
---------------------------------------------------------------------------------------------------------------------------------
Shares issued in reinvestment of dividends and
 distributions                                          18        10        3        --(b)      --       --       --         --
---------------------------------------------------------------------------------------------------------------------------------
                                                     3,609     2,008      767         1      1,034      785       93          1
Shares redeemed                                       (337)     (243)    (132)       (1)       (15)      (7)      (7)        --
---------------------------------------------------------------------------------------------------------------------------------
Shares converted (See Note 1)                          222      (223)      --        --         --       --       --         --
---------------------------------------------------------------------------------------------------------------------------------
Net increase                                         3,494     1,542      635        --(b)   1,019      778       86          1
---------------------------------------------------------------------------------------------------------------------------------

*   Commencement of Operations.
+   Class R3 commenced operations on April 28, 2006.
(a) On February 11, 2005 and pursuant to shareholder approval, the assets and liabilities of the MainStay Strategic Value Fund were acquired by the MainStay Balanced Fund.
(b) Less than one thousand shares.

 290   MainStay Funds

                                 FLOATING RATE FUND                                           INDEXED BOND FUND
    -----------------------------------------------------------------------------   -------------------------------------
    CLASS A   CLASS B   CLASS C   CLASS I   CLASS A   CLASS B   CLASS C   CLASS I   CLASS A   CLASS I   CLASS A   CLASS I
    -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
                 YEAR ENDED                              YEAR ENDED                    YEAR ENDED          YEAR ENDED
              OCTOBER 31, 2006                        OCTOBER 31, 2005              OCTOBER 31, 2006    OCTOBER 31, 2005
     46,390    2,143    14,304     4,051     44,145    4,013    12,798      744      2,256    10,784     3,351     9,555
-------------------------------------------------------------------------------------------------------------------------
      2,287      212       670       235        933      140       280       18        194     1,265       206       925
-------------------------------------------------------------------------------------------------------------------------
     48,677    2,355    14,974     4,286     45,078    4,153    13,078      762      2,450    12,049     3,557    10,480
    (31,302)  (1,449)   (7,372)     (406)   (19,862)  (1,739)   (4,814)     (62)    (3,613)   (6,146)   (1,877)   (4,488)
-------------------------------------------------------------------------------------------------------------------------
      1,747   (1,747)       --        --         --       --        --       --         --        --        --        --
-------------------------------------------------------------------------------------------------------------------------
     19,122     (841)    7,602     3,880     25,216    2,414     8,264      700     (1,163)    5,903     1,680     5,992
-------------------------------------------------------------------------------------------------------------------------

            SHORT TERM BOND FUND                                            BALANCED FUND
    -------------------------------------   -----------------------------------------------------------------------------
    CLASS A   CLASS I   CLASS A   CLASS I   CLASS A   CLASS B   CLASS C   CLASS I   CLASS A   CLASS B   CLASS C   CLASS I
    -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
       YEAR ENDED          YEAR ENDED                    YEAR ENDED                              YEAR ENDED
    OCTOBER 31, 2006    OCTOBER 31, 2005              OCTOBER 31, 2006                        OCTOBER 31, 2005
      166      1,138      352        878     5,322     1,291     2,098     6,380     8,053     4,414     4,412     4,686
-------------------------------------------------------------------------------------------------------------------------
       --         --       --         --        --        --        --        --       593     1,401        60        --
-------------------------------------------------------------------------------------------------------------------------
       15        120       12        110       656       382       217       713       157        75        32       269
-------------------------------------------------------------------------------------------------------------------------
      181      1,258      364        988     5,978     1,673     2,315     7,093     8,803     5,890     4,504     4,955
     (319)    (2,586)    (254)    (1,787)   (4,480)   (1,592)   (1,487)   (3,627)   (1,630)     (693)     (393)   (2,033)
-------------------------------------------------------------------------------------------------------------------------
       --         --       --         --     2,141    (2,145)       --        --        --        --        --        --
-------------------------------------------------------------------------------------------------------------------------
     (138)    (1,328)     110       (799)    3,639    (2,064)      828     3,466     7,173     5,197     4,111     2,922
-------------------------------------------------------------------------------------------------------------------------

                                 INCOME MANAGER FUND                                    CONSERVATIVE ALLOCATION FUND
    -----------------------------------------------------------------------------   -------------------------------------
    CLASS A   CLASS B   CLASS C   CLASS I   CLASS A   CLASS B   CLASS C   CLASS I   CLASS A   CLASS B   CLASS C   CLASS I
    -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------

                 YEAR ENDED                              YEAR ENDED                              YEAR ENDED
              OCTOBER 31, 2006                        OCTOBER 31, 2005                        OCTOBER 31, 2006
     1,485       434      324      2,774     2,069     1,305      295      2,327     2,658      965       603       55
-------------------------------------------------------------------------------------------------------------------------
        --        --       --         --        --        --       --         --        --       --        --       --
-------------------------------------------------------------------------------------------------------------------------
       208        61       11        803        65        20        3        267        88       23        11        1
-------------------------------------------------------------------------------------------------------------------------
     1,693       495      335      3,577     2,134     1,325      298      2,594     2,746      988       614       56
    (3,054)     (487)    (151)    (3,513)   (1,009)     (297)    (103)    (3,241)     (679)    (223)     (151)      (1)
-------------------------------------------------------------------------------------------------------------------------
       658      (665)      --         --        --        --       --         --       411     (413)       --       --
-------------------------------------------------------------------------------------------------------------------------
      (703)     (657)     184         64     1,125     1,028      195       (647)    2,478      352       463       55
-------------------------------------------------------------------------------------------------------------------------

         CONSERVATIVE ALLOCATION FUND
     -------------------------------------
     CLASS A   CLASS B   CLASS C   CLASS I
     -------   -------   -------   -------
          PERIOD FROM APRIL 4, 2005*
                    THROUGH
               OCTOBER 31, 2005
      1,339      920       291        1
---
         --       --        --       --
---
          4        2        --       --
---
      1,343      922       291        1
        (34)     (28)       (6)      --
---
         --       --        --       --
---
      1,309      894       285        1
---

                              MODERATE ALLOCATION FUND                                 MODERATE GROWTH ALLOCATION FUND
    -----------------------------------------------------------------------------   -------------------------------------
    CLASS A   CLASS B   CLASS C   CLASS I   CLASS A   CLASS B   CLASS C   CLASS I   CLASS A   CLASS B   CLASS C   CLASS I
    -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
                                                 PERIOD FROM APRIL 4, 2005*
                 YEAR ENDED                                THROUGH                               YEAR ENDED
              OCTOBER 31, 2006                        OCTOBER 31, 2005                        OCTOBER 31, 2006
     7,011     2,808     1,257        8      2,445     1,954      292        1       7,479     3,558     1,255      --
-------------------------------------------------------------------------------------------------------------------------
       133        35        11       --(b)       4         1       --       --         108        40        13      --(b)
-------------------------------------------------------------------------------------------------------------------------
     7,144     2,843     1,268        8      2,449     1,955      292        1       7,587     3,598     1,268      --(b)
      (890)     (506)     (211)      --(b)    (123)      (48)      (6)      --        (843)     (432)     (241)     --
-------------------------------------------------------------------------------------------------------------------------
       909      (912)       --       --         --        --       --       --         695      (699)       --      --
-------------------------------------------------------------------------------------------------------------------------
     7,163     1,425     1,057        8      2,326     1,907      286        1       7,439     2,467     1,027      --(b)
-------------------------------------------------------------------------------------------------------------------------

        MODERATE GROWTH ALLOCATION FUND
     -------------------------------------
     CLASS A   CLASS B   CLASS C   CLASS I
     -------   -------   -------   -------
          PERIOD FROM APRIL 4, 2005*
                    THROUGH
               OCTOBER 31, 2005
      2,209     1,698      327         1
---
         --        --       --        --
---
      2,209     1,698      327         1
        (47)      (23)      (5)       --
---
         --        --       --        --
---
      2,162     1,675      322         1
---

NOTE 13--OTHER MATTERS:

The SEC has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund, as well as the related guarantee disclosure to Fund shareholders. Discussions have been held with the SEC concerning a possible resolution of this matter. There can be no assurance at this time as to the outcome of these efforts. The MainStay Equity Index Fund is not a portfolio of Eclipse Funds Inc. or Eclipse Funds.

                                                   www.mainstayfunds.com     291

NOTE 14--NEW ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax provisions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date, Management of the Funds is currently evaluating the impact that FIN 48 will have on the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of "fair value," sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2006, the Funds do not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

 292   MainStay Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of Eclipse Funds Inc. and
The Board of Trustees and Shareholders of Eclipse Funds:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Eclipse Funds Inc., comprising the MainStay All Cap Growth, MainStay All Cap Value, MainStay S&P 500 Index, MainStay Cash Reserves, MainStay Floating Rate, MainStay Indexed Bond, MainStay Intermediate Term Bond, MainStay Short Term Bond, MainStay Income Manager (formerly MainStay Asset Manager), MainStay Conservative Allocation, MainStay Growth Allocation, MainStay Moderate Allocation, and MainStay Moderate Growth Allocation Funds, and Eclipse Funds, comprising the MainStay Mid Cap Opportunity, MainStay Small Cap Opportunity and MainStay Balanced Funds, (each a "Fund" and collectively, the "Funds"), as of October 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year or period ended October 31, 2002 were audited by other auditors, whose report dated December 17, 2002, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each Fund as of October 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 21, 2006

                                                   www.mainstayfunds.com     293

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The Funds are required by the Internal Revenue Code to advise shareholders within 60 days of the Funds' fiscal year end (October 31, 2006), as to the federal tax status of dividends paid by the Funds during such fiscal year. Accordingly, the following Funds paid long-term capital gain distributions of:


Mid Cap Opportunity Fund                            $  3,799,462
----------------------------------------------------------------
Small Cap Opportunity Fund                          $ 28,197,984
----------------------------------------------------------------
Balanced Fund                                       $ 33,322,455
----------------------------------------------------------------

A portion of the dividends paid by the following Funds during the fiscal year ended October 31, 2006 which are not designated as capital gain distributions should be multiplied by the following percentages to arrive at the amount eligible for qualified dividend income, qualified interest income and for the corporate dividend-received deduction.

                                                    QDI%     QII%     DRD%
All Cap Value                                       45.7%     0.4%     50.0%
---------------------------------------------------------------------------
Mid Cap Opportunity                                 40.8%      --      52.9%
---------------------------------------------------------------------------
S&P 500 Index                                       100.0%    1.1%    100.0%
---------------------------------------------------------------------------
Cash Reserves                                         --     99.9%       --
---------------------------------------------------------------------------
Floating Rate                                         --      5.8%       --
---------------------------------------------------------------------------
Indexed Bond                                          --     93.1%       --
---------------------------------------------------------------------------
Intermediate Term Bond                                --     85.6%       --
---------------------------------------------------------------------------
Short Term Bond                                       --     97.4%       --
---------------------------------------------------------------------------
Balanced                                            31.9%    25.2%     35.9%
---------------------------------------------------------------------------
Income Manager                                      45.6%    26.3%     55.4%
---------------------------------------------------------------------------
Conservative Allocation                              3.3%      --       3.3%
---------------------------------------------------------------------------
Growth Allocation                                    5.2%      --       4.5%
---------------------------------------------------------------------------
Moderate Allocation                                  3.9%      --       3.6%
---------------------------------------------------------------------------
Moderate Growth Allocation                           6.3%      --       5.7%
---------------------------------------------------------------------------

In January 2007, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, as to the federal tax status of the distributions received by shareholders in calendar year 2006. The amounts that will be reported on such 1099-DIV will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Funds' fiscal year end October 31, 2006.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Funds' securities is available without charge, upon request, (i) by visiting the Funds' website at www.mainstayfunds.com; and (ii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Funds are required to file with the SEC their proxy voting records for each Portfolio for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or relevant Portfolio proxy voting record is available free of charge upon request by calling 1-800-MAINSTAY (1-800-624-6782); visiting the Funds' website at www.mainstayfunds.com; or on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

Each Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Funds' Form N-Q is available without charge, on the SEC's website at www.sec.gov and may be available by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

 294   MainStay Funds

BOARD MEMBERS AND OFFICERS

The Board Members oversee the Funds, the Manager and the Subadvisor. Information pertaining to the Board Members and officers as of October 31, 2006, is set forth below. Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statements of Additional Information applicable to the Funds include additional information about the Board Members and are available without charge, upon request, by calling 1-800-MAINSTAY (1-800-624-6782).

                          TERM OF OFFICE,                                                   NUMBER OF FUNDS  OTHER
                          POSITION(S) HELD                                                  IN FUND COMPLEX  DIRECTORSHIPS
        NAME AND          WITH FUNDS AND     PRINCIPAL OCCUPATION(S)                        OVERSEEN BY      HELD BY
        DATE OF BIRTH     LENGTH OF SERVICE  DURING PAST FIVE YEARS                         BOARD MEMBER     BOARD MEMBER
        ------------------------------------------------------------------------------------------------------------------------
BOARD MEMBERS

        LAWRENCE GLACKEN  Indefinite;        Retired.                                             21         Director, ICAP
        10/22/27          Director since                                                                     Funds, Inc., since
                          1990 and Trustee                                                                   August 2006
                          since 2000
        ------------------------------------------------------------------------------------------------------------------------
        PETER MEENAN      Indefinite;        Independent Consultant; President and                21         Director and Audit
        12/5/41           Director and       Chief Executive Officer, Babson-United,                         Committee Financial
                          Trustee since      Inc. (financial services firm) (2000 to                         Expert, ICAP Funds,
                          2002 and Audit     2004); Independent Consultant (1999 to                          Inc., since August
                          Committee          2000); Head of Global Funds, Citicorp                           2006
                          Financial Expert   (1995 to 1999).
                          since 2003
        ------------------------------------------------------------------------------------------------------------------------
        ROBERT P.         Indefinite;        Retired.                                             21         Director, ICAP
        MULHEARN          Director since                                                                     Funds, Inc., since
        3/11/47           1990 and Trustee                                                                   August 2006
                          since 2000
        ------------------------------------------------------------------------------------------------------------------------
        SUSAN B. KERLEY   Indefinite;        Partner, Strategic Management Advisors               21         Chairman and
        8/12/51           Chairman since     LLC (1990 to present).                                          Director, ICAP
                          2005, Director                                                                     Funds, Inc., since
                          since 1990 and                                                                     August 2006;
                          Trustee since                                                                      Trustee, Legg Mason
                          2000                                                                               Partners Funds,
                                                                                                             Inc.
        ------------------------------------------------------------------------------------------------------------------------

                          TERM OF OFFICE,
                          POSITION(S) HELD
        NAME AND          WITH FUNDS AND     PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     LENGTH OF SERVICE  DURING PAST FIVE YEARS
        -------------------------------------------------------------------------------------------------
OFFICERS

        ROBERT A.         Chief Legal        Senior Managing Director, General Counsel and Secretary, New
        ANSELMI           Officer since      York Life Investment Management LLC (including predecessor
        10/19/46          2003               advisory organizations) and New York Life Investment
                                             Management Holdings LLC; Senior Vice President, New York
                                             Life Insurance Company; Vice President and Secretary,
                                             McMorgan & Company LLC; Secretary, NYLIM Service Company
                                             LLC, NYLCAP Manager LLC, Madison Capital Funding LLC and
                                             Institutional Capital LLC (since October 2006); Chief Legal
                                             Officer, The MainStay Funds and MainStay VP Series Fund,
                                             Inc. (since 2003), McMorgan Funds (since 2005) and ICAP
                                             Funds, Inc. (since August 2006); Managing Director and
                                             Senior Counsel, Lehman Brothers Inc. (1998 to 1999); General
                                             Counsel and Managing Director, JP Morgan Investment
                                             Management Inc. (1986 to 1998).
        -------------------------------------------------------------------------------------------------
        ARPHIELA          Treasurer and      Managing Director, Mutual Fund Accounting (since September
        ARIZMENDI         Principal          2006) and Director and Manager of Fund Accounting and
        10/26/56          Financial and      Administration (2003 to August 2006), New York Life
                          Accounting         Investment Management LLC; Treasurer and Principal Financial
                          Officer since      and Accounting Officer, The MainStay Funds and McMorgan
                          2005               Funds (since 2005), MainStay VP Series Fund, Inc. (since
                                             March 2006) and ICAP Funds, Inc. (since August 2006);
                                             Assistant Treasurer, NYLIFE Distributors LLC; Assistant
                                             Treasurer, The MainStay Funds, Eclipse Funds, Eclipse Funds
                                             Inc., MainStay VP Series Fund, Inc., and McMorgan Funds
                                             (1992 to 2005).
        -------------------------------------------------------------------------------------------------

                                                   www.mainstayfunds.com     295

                          TERM OF OFFICE,
                          POSITION(S) HELD
        NAME AND          WITH FUNDS AND     PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     LENGTH OF SERVICE  DURING PAST FIVE YEARS
        -------------------------------------------------------------------------------------------------
OFFICERS
        CHRISTOPHER O.    President since    Executive Vice President, New York Life Investment
        BLUNT             2005               Management LLC and New York Life Investment Management
        5/13/62                              Holdings LLC (since 2004); Manager and Executive Vice
                                             President, NYLIM Product Distribution, NYLIFE Distributors
                                             LLC (since 2005); Chairman, NYLIM Service Company LLC (since
                                             2005); Chairman and Class C Director, New York Life Trust
                                             Company, FSB (since 2004); Chairman, New York Life Trust
                                             Company (since 2005); President, The MainStay Funds (since
                                             2005), MainStay VP Series Fund, Inc. (since July 2006) and
                                             ICAP Funds, Inc. (since August 2006); Chairman and Chief
                                             Executive Officer, Giving Capital, Inc. (2001 to 2004);
                                             Chief Marketing Officer--Americas, Merrill Lynch Investment
                                             Managers (1999 to 2001); President, Mercury Funds
                                             Distributors (1999 to 2001).
        -------------------------------------------------------------------------------------------------

        PATRICK G. BOYLE  Executive Vice     Executive Vice President (since 2002) and Senior Managing
        11/24/53          President since    Director (2000 to 2002), New York Life Investment Management
                          2003               LLC (including predecessor advisory organizations) and New
                                             York Life Investment Management Holdings LLC; Director, New
                                             York Life Trust Company; Member of the Board of Managers,
                                             Madison Capital Funding LLC; Executive Vice President, ICAP
                                             Funds, Inc. (since August 2006); Senior Vice President,
                                             Pension Department, New York Life Insurance Company (1991 to
                                             2000); Director, Eclipse Funds Inc. (1990 to 2003); Trustee,
                                             New York Life Investment Management Institutional Funds
                                             (2002 to 2003).
        -------------------------------------------------------------------------------------------------
        TONY H. ELAVIA    Senior Vice        Senior Managing Director, New York Life Investment
        1/11/56           President since    Management LLC; Chief Investment Officer, NYLIM Equity
                          2005               Investors Group; Executive Vice President, New York Life
                                             Trust Company; Senior Vice President, New York Life
                                             Insurance and Annuity Corporation; Senior Vice President,
                                             ICAP Funds, Inc. (since August 2006); Managing Director and
                                             Senior Portfolio Manager, Large Cap Growth team, Putnam
                                             Investments (1998 to 2004).
        -------------------------------------------------------------------------------------------------
        SCOTT T.          Vice President--   Director, New York Life Investment Management LLC (including
        HARRINGTON        Administration     predecessor advisory organizations); Executive Vice
        2/8/59            since 2005         President, New York Life Trust Company and New York Life
                                             Trust Company, FSB (since January 2006); Vice
                                             President--Administration, MainStay VP Series Fund, Inc.,
                                             and The MainStay Funds (since 2005) and ICAP Funds, Inc.
                                             (since August 2006).
        -------------------------------------------------------------------------------------------------
        ALAN J.           Senior Vice        Managing Director, Chief Operating Officer and Chief
        KIRSHENBAUM       President since    Financial Officer of Retail Investments, New York Life
        6/25/71           June 2006          Investment Management LLC (since July 2006); Senior Vice
                                             President, The MainStay Funds and MainStay VP Series Fund,
                                             Inc. (since June 2006) and ICAP Funds, Inc. (since August
                                             2006); Chief Financial Officer, Bear Stearns Asset
                                             Management (1999 to May 2006).
        -------------------------------------------------------------------------------------------------
        ALISON H.         Vice President--   Senior Managing Director and Chief Compliance Officer (since
        MICUCCI           Compliance 2004    March 2006) and Managing Director and Chief Compliance
        12/16/65          to 2006; Senior    Officer (2003 to February 2006), New York Life Investment
                          Vice President     Management LLC and New York Life Investment Management
                          and Chief          Holdings LLC; Senior Managing Director, Compliance (since
                          Compliance         March 2006) and Managing Director, Compliance (2003 to
                          Officer since      February 2006), NYLIFE Distributors LLC; Chief Compliance
                          June 2006          Officer, NYLCAP Manager LLC; Senior Vice President and Chief
                                             Compliance Officer, The MainStay Funds and MainStay VP
                                             Series Fund, Inc. (since June 2006) and ICAP Funds, Inc.
                                             (since August 2006); Vice President--Compliance, The
                                             MainStay Funds and MainStay VP Series Fund, Inc. (until June
                                             2006); Deputy Chief Compliance Officer, New York Life
                                             Investment Management LLC (2002 to 2003); Vice President and
                                             Compliance Officer, Goldman Sachs Asset Management (1999 to
                                             2002).
        -------------------------------------------------------------------------------------------------
        MARGUERITE E. H.  Secretary since    Managing Director and Associate General Counsel, New York
        MORRISON          2004               Life Investment Management LLC (since 2004); Managing
        3/26/56                              Director and Secretary, NYLIFE Distributors LLC; Secretary,
                                             The MainStay Funds and MainStay VP Series Fund, Inc. (since
                                             2004) and ICAP Funds, Inc. (since August 2006); Chief Legal
                                             Officer--Mutual Funds and Vice President and Corporate
                                             Counsel, The Prudential Insurance Company of America (2000
                                             to 2004).
        -------------------------------------------------------------------------------------------------

        BRIAN A. MURDOCK  Chief Executive    Member of the Board of Managers and President (since 2004)
        3/14/56           Officer since      and Chief Executive Officer (since July 2006), New York Life
                          July 2006          Investment Management LLC and New York Life Investment
                                             Management Holdings LLC; Senior Vice President, New York
                                             Life Insurance Company (since 2004); Chairman of the Board and President, NYLIFE Distributors LLC (since 2004); Member of the Board of Managers, Madison Capital Funding LLC (since
                                             2004), NYLCAP Manager LLC (since 2004) and Institutional
                                             Capital LLC (since July 2006); Chairman and Trustee (since
                                             September 2006) and Chief Executive Officer (since July
                                             2006), The MainStay Funds; Chairman and Director (since
                                             September 2006) and Chief Executive Officer (since July
                                             2006), MainStay VP Series Fund, Inc.; Director and Chief
                                             Executive Officer, ICAP Funds, Inc. (since August 2006);
                                             Chief Operating Officer, Merrill Lynch Investment Managers
                                             (2003 to 2004); Chief Investment Officer, MLIM Europe and
                                             Asia (2001 to 2003); President, Merrill Japan and Chairman,
                                             MLIM Pacific Region (1999 to 2001).
        -------------------------------------------------------------------------------------------------

 296   MainStay Funds

                       This page intentionally left blank

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay Growth Equity Fund(2)
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay Large Cap Opportunity Fund(2)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund(3)
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Manager Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay ICAP International Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(4)
Chicago, Illinois

MACKAY SHIELDS LLC(4)
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. Closed to new investors as of June 1, 2006.
4. An affiliate of New York Life Investment Management LLC.

                         Not part of the Annual Report

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)

------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                 SEC File Number: 811-04847 (Eclipse Funds)

(C) 2006 by NYLIFE Distributors LLC. All rights reserved.
                                 SEC File Number: 811-06175 (Eclipse Funds Inc.)

NYLIM-AO9805         (RECYCLE LOGO)                     MS377-06     MS11g-12/06

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    CASH RESERVES FUND

                    Message from the President
                    and
                    Annual Report
                    October 31, 2006

MESSAGE FROM
THE PRESIDENT

Most stock and bond markets around the world provided positive total returns during the 12 months ended October 31, 2006. International stocks were exceedingly strong, with all industry sectors providing positive returns. Of course, past performance is no guarantee of future results.

On average, U.S. stocks at all capitalization levels provided double-digit total returns. According to Russell data, value stocks outperformed growth stocks for companies of all sizes. Strong growth in corporate profits contributed to the stock market's advance, and positive earnings surprises continued to outnumber negative ones. The price of oil and other commodities rose during the reporting period but softened somewhat toward the end. This helped alleviate inflation concerns, as did a noticeable softening in the housing market.

In February 2006, Dr. Ben Bernanke replaced Dr. Alan Greenspan as Chairman of the Federal Reserve Board. Although the Federal Open Market Committee continued to raise the targeted federal funds rate during the reporting period, the monetary-tightening policy that began on June 30, 2004, finally abated after the federal funds target reached 5.25% on June 29, 2006.

The effects of Federal Reserve tightening were not felt uniformly across the Treasury yield curve. Although short-term rates rose substantially during the reporting period, longer-term rates moved relatively little. At various times the yield curve inverted, and toward the end of the reporting period, the yield curve remained relatively flat. The shape of the yield curve was influenced by the reintroduction of the 30-year bond, projections of a cooler economy, Federal Reserve efforts to keep inflation in check, and an increase in buying by hedge funds, foreign banks, and other liquidity buyers. Most bond sectors provided positive total returns. High-yield corporate bonds and emerging-market debt were particularly strong.

We are pleased to inform our shareholders that on June 30, 2006, New York Life Investment Management LLC closed a definitive merger agreement with Institutional Capital Corporation (ICAP), a premier value-equity institutional investment firm based in Chicago, Illinois. In July 2006, ICAP also began serving as comanager of MainStay MAP Fund. In the fall of 2006, we added three new Funds managed by ICAP--MainStay ICAP International Fund, MainStay ICAP Select Equity Fund, and MainStay ICAP Equity Fund.

Each MainStay Fund is managed using a time-tested investment approach that includes investment strategies and processes appropriate to the Fund's investment objective. The Funds' portfolio managers seek to consistently apply this investment approach even when markets shift or company fundamentals change. In this way, the portfolio managers seek to avoid style drift and unnecessary risk exposure as they pursue long-term performance for the assets under their care.

The following report provides more detailed information about the market factors and management decisions that influenced your MainStay investment during the 12 months ended October 31, 2006. We thank you for entrusting your assets to MainStay, and we hope that you will be encouraged by the positive performance of your Fund.

Sincerely,


/s/ CHRISTOPHER O. BLUNT


Christopher O. Blunt

President

                         Not part of the Annual Report

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    CASH RESERVES FUND

                    MainStay Funds

                    Annual Report

                    October 31, 2006

TABLE OF CONTENTS

Annual Report
--------------------------------------------------------------------------------

Investment and Performance Comparison                                          5
--------------------------------------------------------------------------------

Portfolio Management Discussion and Analysis                                   8
--------------------------------------------------------------------------------

Portfolio of Investments                                                      10
--------------------------------------------------------------------------------

Financial Statements                                                          13
--------------------------------------------------------------------------------

Notes to Financial Statements                                                 18
--------------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm                       22
--------------------------------------------------------------------------------

Federal Income Tax Information                                                23
--------------------------------------------------------------------------------

Proxy Voting Policies and Procedures and Proxy Voting Record                  23
--------------------------------------------------------------------------------

Shareholder Reports and Quarterly Portfolio Disclosure                        23
--------------------------------------------------------------------------------

Board Members and Officers                                                    24

MAINSTAY CASH RESERVES FUND

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM. PERFORMANCE DATA SHOWN EXCLUDING SALES CHARGES DOES NOT REFLECT THE DEDUCTION OF ANY SALES LOAD, WHICH IF REFLECTED, WOULD REDUCE PERFORMANCE QUOTED.

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

CLASS I SHARES(1)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL           ONE    FIVE     TEN
TOTAL RETURNS            YEAR   YEARS   YEARS
---------------------------------------------
                         4.39%  2.00%   3.59%

7-DAY CURRENT YIELD: 4.87%

(PERFORMANCE GRAPH)

                                                                                 AVERAGE LIPPER
                                                 MAINSTAY CASH RESERVES        INSTITUTIONAL MONEY        AVERAGE LIPPER MONEY
                                                          FUND                     MARKET FUND                 MARKET FUND
                                                 ----------------------        -------------------        --------------------
10/31/96                                                  10000                       10000                       10000
                                                          10523                       10535                       10486
                                                          11081                       11103                       11006
                                                          11614                       11642                       11495
                                                          12309                       12348                       12137
                                                          12884                       12930                       12655
                                                          13097                       13149                       12814
                                                          13205                       13273                       12889
                                                          13307                       13392                       12958
                                                          13629                       13736                       13233
10/31/06                                                  14228                       14363                       13779

SWEEP SHARES CLASS(1) SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL           ONE    FIVE     TEN
TOTAL RETURNS            YEAR   YEARS   YEARS
---------------------------------------------
                         3.88%  1.50%   3.06%

7-DAY CURRENT YIELD: 4.37%

(PERFORMANCE GRAPH)

                                                                                 AVERAGE LIPPER
                                                 MAINSTAY CASH RESERVES        INSTITUTIONAL MONEY        AVERAGE LIPPER MONEY
                                                          FUND                     MARKET FUND                 MARKET FUND
                                                 ----------------------        -------------------        --------------------
10/31/96                                                  10000                       10000                       10000
                                                          10466                       10535                       10486
                                                          10967                       11103                       11006
                                                          11425                       11642                       11495
                                                          12049                       12348                       12137
                                                          12549                       12930                       12655
                                                          12692                       13149                       12814
                                                          12733                       13273                       12889
                                                          12768                       13392                       12958
                                                          13012                       13736                       13233
10/31/06                                                  13517                       14363                       13779

                                                         ONE     FIVE     TEN
BENCHMARK PERFORMANCE                                    YEAR   YEARS    YEARS
------------------------------------------------------------------------------

Average Lipper money market fund(2)                      3.99%   1.64%   3.26%
Average Lipper institutional money market fund(2)        4.49%   2.07%   3.69%

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $10,000. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Sweep Shares Class shares are sold with no initial sales charge or CDSC, have an annual 12b-1 fee of .25%, and are available only through financial institutions participating in a sweep account arrangement. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors/Trustees. The Manager may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to this agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense. From inception (1/2/91) through 12/7/98, performance for the Sweep Shares Class shares (first offered 12/8/98) includes the performance of Class I shares.
1. As of 10/31/06, MainStay Cash Reserves Fund had an effective 7-day yield of 4.97% and a 7-day current yield of 4.87% for Class I shares and an effective 7-day yield of 4.45% and a 7-day current yield of 4.37% for Sweep Shares Class shares. These yields reflect certain expense limitations. Had these expense limitations not been in effect, the effective 7-day yield and the 7-day current yield would have been 4.70% and 4.64% for Class I shares and 4.18% and 4.14% for Sweep Shares Class shares. The fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors/Trustees. The current yield is more reflective of the Fund's earnings than the total return.
2. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

                                                     www.mainstayfunds.com     5

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY CASH RESERVES FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2006, to October 31, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2006, to October 31, 2006.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended October 31, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                     ENDING ACCOUNT                          VALUE (BASED
                                                      VALUE (BASED                         ON HYPOTHETICAL
                                     BEGINNING          ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                      ACCOUNT          RETURNS AND           PAID             RETURN AND            PAID
                                       VALUE            EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                           5/1/06            10/31/06           PERIOD(1)           10/31/06           PERIOD(1)

CLASS I SHARES                       $1,000.00          $1,024.10            $2.55            $1,022.50             $2.55
---------------------------------------------------------------------------------------------------------------------------

CLASS SWEEP SHARES                   $1,000.00          $1,021.60            $5.10            $1,020.00             $5.09
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (0.50% for Class I and 1.00% for Sweep Shares Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). In the absence of waivers and/or reimbursements, expenses would have been higher.



 6   MainStay Cash Reserves Fund

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2006

(COMPOSITION PIE CHART)

                                                                                                                CASH AND
                      CORPORATE                      MEDIUM-TERM      REPURCHASE       CERTIFICATES OF       OTHER ASSETS,
COMMERCIAL PAPER        BONDS        BANK NOTES         NOTES         AGREEMENT            DEPOSIT          LESS LIABILITIES
----------------      ---------      ----------      -----------      ----------       ---------------      ----------------
      72.8               7.3            6.6              4.3             4.2                 4.0                  0.8


See Portfolio of Investments on page 10 for specific holdings within these categories.

                                                     www.mainstayfunds.com     7

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Mark C. Boyce and David Clement, CFA, of New York Life Investment Management LLC

HOW DID MAINSTAY CASH RESERVES FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2006?

For the seven-day period ended October 31, 2006, MainStay Cash Reserves Fund's Class I shares provided a current yield of 4.87% and an effective yield of 4.97%, while Sweep Shares Class shares provided a current yield of 4.37% and an effective yield of 4.45%. For the 12 months ended October 31, 2006, Class I shares returned 4.39% and Sweep Shares Class shares returned 3.88%. Class I shares outperformed and Sweep Shares Class shares underperformed the 3.99% return of the Lipper(1) money market funds average for the 12 months ended October 31, 2006. Both share classes underperformed the average Lipper institutional money market fund, which returned 4.49% over the same period.

WHAT FACTORS CONTRIBUTED TO THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

From November 2005 through June 2006, the Federal Open Market Committee raised the federal funds target rate six times, with a 25-basis-point increase on each occasion. (A basis point is one-hundredth of a percentage point.) Then, after 17 consecutive rate hikes dating back to June 2004, the Federal Open Market Committee chose to keep rates steady at 5.25% during its regularly scheduled meetings in August, September, and October 2006.

Although Sweep Shares Class shares fell short by 11 basis points, Class I shares outperformed the average Lipper money market fund during the 12-month period. This was primarily because the Fund maintained a shorter targeted weighted average maturity, which ranged between 30 and 40 days. This positioning allowed the Fund to react more swiftly to the rising interest-rate environment during the first nine months of the reporting period. In addition, the Fund's focus on the corporate floating-rate sector benefited performance.

DID YOU TRY TO CAPITALIZE ON THE CHANGING YIELD CURVE DURING THE REPORTING
PERIOD?

With the Federal Reserve continuing its tightening campaign through June 2006, the Fund focused on maintaining a short maturity and identifying attractively valued floating-rate securities. During the third quarter of 2006, when the Federal Reserve stopped raising interest rates, the Fund began to search for bonds with maturities between six months and one year. These securities offered a yield premium relative to their shorter-term counterparts. Supply was light, however, which limited the Fund's ability to add exposure to this sector. Toward the end of the 12-month reporting period, the money market yield curve flattened and the Fund focused its attention on securities that matured in six months or less.

HOW DID THE FUND INVEST DURING THE REPORTING PERIOD?

Significant areas that contributed to the Fund's absolute performance included the Yankee bank sector, where certificates of deposit of Toronto Dominion Bank and Barclays Bank allowed the Fund to invest in securities with longer maturities and higher yields. As mentioned, the Fund's holdings in the floating-rate corporate sector were also beneficial. In particular, the bonds of Branch Bank & Trust and IBM offered a spread premium relative to commercial paper. Floating-rate bonds also allowed the Fund to profit from rising short-term rates during the first nine months of the reporting period.


AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.
1. See footnote on page 5 for more information about Lipper Inc.

 8   MainStay Cash Reserves Fund

WERE THERE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

We continued to add to the Fund's corporate-bond exposure, swapping a bit of liquidity for higher yields than the Fund could obtain from commercial paper and certificates of deposit. During the reporting period, the Fund invested in the corporate bonds of such issuers as State Street Bank, Berkshire Hathaway, Campbell Soup, and Norfolk Southern.

We reduced the Fund's exposure to asset-backed and agency securities during the reporting period. Because of tightening spreads, we decreased the Fund's overall position in repurchase agreements, but we increased the Fund's exposure to repurchase agreements backed by Treasury collateral.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ABOUT MAINSTAY CASH RESERVES FUND ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

                                                     www.mainstayfunds.com     9

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2006

                                                      PRINCIPAL      AMORTIZED
                                                         AMOUNT           COST
SHORT-TERM INVESTMENTS (99.2%)+
------------------------------------------------------------------------------
BANK NOTES (6.6%)
Bank of America N.A.
 5.31%, due 1/23/07 (a)                             $ 5,000,000   $  5,000,000
 5.315%, due 2/23/07 (a)                              5,000,000      5,000,000
Branch Banking & Trust
 5.461%, due 6/4/07 (a)                               5,075,000      5,078,072
Fifth Third Bancorp
 2.70%, due 1/30/07                                   5,000,000      4,969,650
M&I Marshall & Ilsley Bank
 2.625%, due 2/9/07                                   2,000,000      1,986,669
National City Bank
 5.43%, due 9/4/07 (a)                                5,000,000      5,004,452
 5.44%, due 9/7/07 (a)                                5,000,000      5,003,642
Wachovia Bank N.A.
 5.30%, due 5/22/07 (a)                               5,000,000      5,000,000
                                                                  ------------
                                                                    37,042,485
                                                                  ------------
CERTIFICATES OF DEPOSITS (4.0%)
Manufacturers & Traders Trust Co.
 5.30%, due 3/30/07 (a)                              10,000,000      9,999,987
State Street Bank & Trust Co.
 5.36%, due 12/11/06 (a)                              2,600,000      2,599,966
Toronto Dominion Bank
 5.32%, due 4/27/07 (a)                               5,000,000      5,000,000
 5.43%, due 10/23/07                                  5,000,000      5,000,000
                                                                  ------------
                                                                    22,599,953
                                                                  ------------
COMMERCIAL PAPER (72.8%)
Abbott Laboratories
 5.19%, due 11/2/06 (b)                              10,000,000      9,998,558
ABN AMRO North America Finance, Inc.
 5.20%, due 4/5/07                                   10,000,000      9,776,111
Alcoa, Inc.
 5.27%, due 11/21/06                                 10,000,000      9,970,722
 5.28%, due 11/17/06                                  5,000,000      4,988,267
Bank of America Corp.
 5.24%, due 12/14/06                                 10,000,000      9,937,411
CAFCO LLC
 5.24%, due 11/17/06 (b)                             10,000,000      9,976,711
Cargill, Inc.
 5.22%, due 11/8/06 (b)                              10,000,000      9,989,850
Coca-Cola Enterprises
 5.22%, due 11/29/06 (b)                             10,000,000      9,959,400
Colgate-Palmolive Co.
 5.19%, due 11/1/06 (b)                              10,000,000     10,000,000
Countrywide Financial Corp.
 5.27%, due 11/14/06                                 10,000,000      9,980,970
CRC Funding LLC
 5.26%, due 11/7/06 (b)                              10,000,000      9,991,233

                                                      PRINCIPAL      AMORTIZED
                                                         AMOUNT           COST
COMMERCIAL PAPER (CONTINUED)
Edison Asset Securitization LLC
 5.18%, due 4/11/07 (b)                             $10,000,000   $  9,768,339
 5.23%, due 2/15/07 (b)                               5,000,000      4,923,003
Falcon Asset Securitization LLC
 5.25%, due 11/22/06 (b)                             10,000,000      9,969,375
Govco, Inc.
 5.26%, due 11/14/06 (b)                             10,000,000      9,981,006
Hershey Co. (The)
 5.19%, due 11/10/06 (b)                             10,000,000      9,987,025
Illinois Tool Works, Inc.
 5.21%, due 12/8/06                                  10,000,000      9,946,453
Kimberly Clark, Inc.
 5.18%, due 11/27/06 (b)                             10,000,000      9,962,589
Kitty Hawk Funding Corp.
 5.25%, due 11/27/06 (b)                             10,000,000      9,962,083
Liberty Street Funding Corp.
 5.26%, due 11/27/06 (b)                             10,000,000      9,962,011
Market Street Funding Corp.
 5.26%, due 11/15/06 (b)                             10,000,000      9,979,544
Marshall & Ilsley Corp.
 5.25%, due 11/13/06                                 10,000,000      9,982,500
McCormick & Co., Inc.
 5.10%, due 11/15/06 (b)                              6,050,000      6,038,000
 5.14%, due 11/30/06 (b)                              5,000,000      4,979,297
 5.20%, due 2/28/07 (b)                               2,500,000      2,457,028
Merrill Lynch & Co., Inc.
 5.22%, due 1/30/07                                   5,000,000      4,934,750
Minnesota Mining & Manufacturing Co.
 5.18%, due 11/22/06                                  5,000,000      4,984,892
 5.20%, due 12/11/06                                  5,000,000      4,971,111
Morgan Stanley
 5.25%, due 11/17/06                                  9,000,000      8,979,000
 5.31%, due 6/8/07 (a)                                5,000,000      5,000,000
National Rural Utilities
 Cooperative Finance Corp.
 5.25%, due 11/6/06                                  10,000,000      9,992,708
Paccar Financial Corp.
 5.25%, due 11/9/06                                  10,000,000      9,988,333
Parker-Hannifin Corp.
 5.25%, due 11/1/06 (b)                               5,300,000      5,300,000
Pitney Bowes, Inc.
 5.20%, due 11/6/06 (b)                              10,000,000      9,992,778
 5.22%, due 11/3/06 (b)                              10,000,000      9,997,100
Private Export Funding Corp.
 5.20%, due 3/14/07 (b)                               5,000,000      4,903,944
 5.28%, due 1/30/07 (b)                              10,000,000      9,868,000
 5.40%, due 12/6/06 (b)                               5,000,000      4,973,750
Sheffield Receivables Corp.
 5.26%, due 11/1/06 (b)                              10,000,000     10,000,000

+ Percentages indicated are based on Fund net assets.

 10   MainStay Cash Reserves Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL      AMORTIZED
                                                         AMOUNT           COST
SHORT-TERM INVESTMENTS (CONTINUED)
------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
Southern Co. Funding Corp.
 5.26%, due 11/20/06 (b)                            $10,000,000   $  9,972,239
Three Pillars Funding Corp.
 5.26%, due 11/20/06 (b)                             10,000,000      9,972,239
Three Rivers Funding Corp.
 5.25%, due 11/16/06 (b)                             10,000,000      9,978,125
Vulcan Materials Co.
 5.21%, due 11/16/06 (b)                             10,000,000      9,978,292
 5.22%, due 11/3/06 (b)                              10,000,000      9,997,100
Wal-Mart Stores, Inc.
 5.19%, due 12/5/06 (b)                              10,000,000      9,950,984
Windmill Funding Corp.
 5.20%, due 3/2/07 (b)                               10,000,000      9,825,222
 5.25%, due 11/21/06 (b)                              5,000,000      4,985,417
World Omni Leasing, Inc.
 5.28%, due 11/15/06 (b)                              9,391,000      9,371,717
                                                                  ------------
                                                                   410,385,187
                                                                  ------------
CORPORATE BONDS (7.3%)
3M Co.
 5.645%, due 12/12/06 (b)                             3,500,000      3,503,710
American Express Credit Corp.
 5.41%, due 12/15/06 (a)                             11,465,000     11,466,600
Baltimore Gas & Electric
 5.25%, due 12/15/06                                  3,385,000      3,385,940
Berkshire Hathaway Finance Corp.
 3.40%, due 7/2/07                                    1,850,000      1,825,776
Campbell Soup Co.
 5.50%, due 3/15/07                                   3,195,000      3,197,356
Honeywell International, Inc.
 5.125%, due 11/1/06                                  1,500,000      1,500,000
Merrill Lynch & Co., Inc.
 5.363%, due 5/29/07 (a)                              5,000,000      4,999,796
Norfolk Southern Corp.
 7.35%, due 5/15/07                                   3,000,000      3,026,623
SunTrust Banks, Inc.
 5.454%, due 10/15/07 (a)                             5,000,000      5,005,065
TIAA Global Markets
 4.125%, due 11/15/07 (b)                             3,600,000      3,557,096
                                                                  ------------
                                                                    41,467,962
                                                                  ------------

                                                      PRINCIPAL      AMORTIZED
                                                         AMOUNT           COST
MEDIUM-TERM NOTES (4.3%)
Caterpillar Financial Services Corp. Series F
 5.39%, due 7/27/07 (a)                             $ 5,000,000   $  5,000,833
CIT Group, Inc.
 5.62%, due 9/20/07 (a)                               5,000,000      5,010,887
General Electric Capital Corp.
 5.39%, due 12/8/06 (a)                               3,000,000      3,000,172
International Business Machines Corp.
 5.364%, due 6/28/07 (a)                              8,000,000      8,001,835
Pan American Energy LLC
 6.75%, due 2/1/07                                    3,000,000      3,014,619
                                                                  ------------
                                                                    24,028,346
                                                                  ------------
REPURCHASE AGREEMENT (4.2%)
Deutsche Bank Securities
 5.27%, dated 10/31/06
 due 11/1/06
 Proceeds at Maturity $23,801,484
 (Collateralized by a U.S. Treasury Obligation,
 with a rate of 3.50% and
 a maturity date of 1/15/11
 with a Principal Amount of
 $19,780,000 and a Market Value
 of $24,275,116)                                                    23,798,000
                                                                  ------------
Total Short-Term Investments
 (Amortized Cost $559,321,933) (c)                         99.2%   559,321,933
Cash and Other Assets, Less Liabilities                     0.8      4,711,689
                                                    -----------   ------------
Net Assets                                                100.0%  $564,033,622
                                                    ===========   ============

(a)  Floating rate. Rate shown is the rate in effect at October 31, 2006.
(b) May be sold to institutional investors only under Rule 144a or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.
(c) The cost stated also represents the aggregate cost for federal income tax purposes.

+ Percentages indicated are based on Fund net assets.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    11

The table below sets forth the diversification of Cash Reserves Fund investments by industry.

INDUSTRY DIVERSIFICATION

                                                       AMORTIZED
                                                            COST   PERCENT+
Agricultural Operations                             $  9,989,850        1.8%
Beverages--Non-Alcoholic                               9,959,400        1.8
Commercial Banks--Central U.S.                        21,977,263        3.9
Commercial Banks--Eastern U.S.                        22,599,953        4.0
Commercial Banks--Southern U.S.                       10,078,072        1.8
Computers                                              8,001,835        1.4
Cosmetics & Toiletries                                19,962,589        3.5
Diversified Financial Services                         3,000,172        0.5
Diversified Manufacturing Operations                  30,206,166        5.4
Electric--Integrated                                  13,358,179        2.4
Finance--Auto Loans                                    9,988,333        1.8
Finance--Commercial                                   10,011,720        1.8
Finance--Credit Card                                  11,466,600        2.0
Finance--Investment Banker/Broker                     23,913,546        4.2
Finance--Mortgage Loan/Banker                          9,980,970        1.8
Finance--Other Services                               63,043,848       11.2
Food--Confectionery                                    9,987,025        1.8
Food--Miscellaneous/Diversified                       16,671,681        3.0
Medical--Drugs                                         9,998,558        1.8
Metal--Aluminum                                       14,958,989        2.7
Office Automation & Equipment                         19,989,878        3.5
Oil & Gas Drilling                                     3,014,619        0.5
Quarrying                                             19,975,392        3.5
Reinsurance                                            1,825,776        0.3
Retail--Discount                                       9,950,984        1.8
Sovereign                                             23,798,000        4.2
Special Purpose Entity                               118,673,786       21.0
Super-Regional Banks--U.S.                            29,912,126        5.3
Tools--Hand Held                                       3,026,623        0.5
                                                    ------------   --------
                                                     559,321,933       99.2
Cash and Other Assets,
 Less Liabilities                                      4,711,689        0.8
                                                    ------------   --------
Net Assets                                          $564,033,622      100.0%
                                                    ============   ========

+    Percentages indicated are based on Fund net assets.

 12   MainStay Cash Reserves Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2006

ASSETS:
Investment in securities, at value
  (amortized cost $559,321,933)                 $559,321,933
Cash                                                     263
Receivables:
  Fund shares sold                                 4,641,705
  Interest                                           974,088
Other assets                                          21,879
                                                -------------
    Total assets                                 564,959,868
                                                -------------
LIABILITIES:
Payables:
  Fund shares redeemed                               484,907
  NYLIFE Distributors (See Note 3)                   135,504
  Manager (See Note 3)                               122,558
  Shareholder communication                           85,075
  Professional fees                                   48,189
  Directors                                            7,697
  Custodian                                            5,478
  Transfer agent (See Note 3)                          2,776
Accrued expenses                                       5,518
Dividend payable                                      28,544
                                                -------------
    Total liabilities                                926,246
                                                -------------
Net assets                                      $564,033,622
                                                =============

COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001 per share)
  8 billion shares authorized:
  Class I                                       $    253,030
  Sweep Shares Class                                 311,007
Additional paid-in capital                       563,474,485
Accumulated distributions in excess of net
  investment income                                   (1,403)
Accumulated net realized loss on investments          (3,497)
                                                -------------
Net assets                                      $564,033,622
                                                =============
CLASS I
Net assets applicable to outstanding shares     $253,013,146
                                                =============
Shares of capital stock outstanding              253,029,525
                                                =============
Net asset value and offering price per share
  outstanding                                   $       1.00
                                                =============
SWEEP SHARES CLASS
Net assets applicable to outstanding shares     $311,020,476
                                                =============
Shares of capital stock outstanding              311,006,834
                                                =============
Net asset value and offering price per share
  outstanding                                   $       1.00
                                                =============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    13

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2006

INVESTMENT INCOME:
INCOME:
  Interest                                       $26,020,138
                                                 ------------
EXPENSES:
  Manager (See Note 3)                             2,408,421
  Distribution--Sweep Shares Class (See Note 3)      731,836
  Service--Sweep Shares Class (See Note 3)           731,836
  Shareholder communication                          174,096
  Professional fees                                  145,426
  Registration                                        40,590
  Directors                                           38,626
  Custodian                                           20,914
  Transfer agent--Sweep Shares Class (See Note
    3)                                                 8,682
  Transfer agent--Class I (See Note 3)                 7,146
  Miscellaneous                                       46,801
                                                 ------------
    Total expenses before waiver                   4,354,374
  Expense waiver from Manager (See Note 3)          (193,963)
                                                 ------------
    Net expenses                                   4,160,411
                                                 ------------
Net investment income                             21,859,727
                                                 ------------
Net increase in net assets resulting from
  operations                                     $21,859,727
                                                 ============

 14   MainStay Cash Reserves Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED OCTOBER 31, 2006 AND OCTOBER 31, 2005

                                              2006            2005
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income               $  21,859,727   $  10,727,700
 Net realized loss on investments               --            (789)
                                     -----------------------------
 Net increase in net assets
  resulting from operations             21,859,727      10,726,911
                                     -----------------------------

Dividends to shareholders:
 From net investment income:
   Class I                             (10,662,917)     (5,645,755)
   Sweep Shares Class                  (11,198,213)     (5,081,945)
                                     -----------------------------
 Total dividends to shareholders       (21,861,130)    (10,727,700)
                                     -----------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class I                             586,245,434     625,554,688
   Sweep Shares Class                  197,493,743     283,632,518
 Net asset value of shares issued
  to shareholders in reinvestment
  of dividends:
   Class I                              10,564,190       5,645,755
   Sweep Shares Class                   11,198,212       5,081,945
                                     -----------------------------
                                       805,501,579     919,914,906
 Cost of shares redeemed:
   Class I                            (575,982,191)   (645,555,155)
   Sweep Shares Class                 (168,710,025)   (278,489,784)
                                     -----------------------------
                                      (744,692,216)   (924,044,939)
   Increase (decrease) in net
    assets derived from capital
    share transactions                  60,809,363      (4,130,033)
                                     -----------------------------
   Net increase (decrease) in net
    assets                              60,807,960      (4,130,822)

NET ASSETS:
Beginning of year                      503,225,662     507,356,484
                                     -----------------------------
End of year                          $ 564,033,622   $ 503,225,662
                                     =============================
Accumulated distributions in excess
 of net investment income at end of
 year                                $      (1,403)  $          --
                                     =============================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    15

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                        CLASS I
                                            ----------------------------------------------------------------
                                                                 YEAR ENDED OCTOBER 31,
                                              2006          2005          2004          2003          2002
Net asset value at beginning of year        $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                            --------      --------      --------      --------      --------
Net investment income                           0.04          0.02          0.01          0.01          0.02
Net realized and unrealized gain (loss) on
  investments                                     --         (0.00)(a)      0.00(a)       0.00(a)       0.00(a)
                                            --------      --------      --------      --------      --------
Total from investment operations                0.04          0.02          0.01          0.01          0.02
                                            --------      --------      --------      --------      --------
Less dividends and distributions:
  From net investment income                   (0.04)        (0.02)        (0.01)        (0.01)        (0.02)
  From net realized gain on investments           --            --         (0.00)(a)     (0.00)(a)     (0.00)(a)
                                            --------      --------      --------      --------      --------
Total dividends and distributions              (0.04)        (0.02)        (0.01)        (0.01)        (0.02)
                                            --------      --------      --------      --------      --------
Net asset value at end of year              $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                            ========      ========      ========      ========      ========
Total investment return                         4.39%         2.42%         0.77%         0.83%         1.65%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                         4.32%         2.40%         0.77%         0.84%         1.61%
  Net expenses                                  0.50%         0.50%         0.50%         0.50%         0.50%
  Expenses (before waiver)                      0.54%         0.59%         0.60%         0.60%         0.62%
Net assets at end of year (in 000's)        $253,013      $232,187      $246,542      $221,058      $329,921

(a)  Less than one cent per share.

 16   MainStay Cash Reserves Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                         SWEEP SHARES CLASS
--------------------------------------------------------------------
                       YEAR ENDED OCTOBER 31,
      2006          2005          2004          2003          2002
    $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
    --------      --------      --------      --------      --------
        0.04          0.02          0.00(a)       0.00(a)       0.01
          --         (0.00)(a)      0.00(a)       0.00(a)       0.00(a)
    --------      --------      --------      --------      --------
        0.04          0.02          0.00(a)       0.00(a)       0.01
    --------      --------      --------      --------      --------
       (0.04)        (0.02)        (0.00)(a)     (0.00)(a)     (0.01)
          --            --         (0.00)(a)     (0.00)(a)     (0.00)(a)
    --------      --------      --------      --------      --------
       (0.04)        (0.02)        (0.00)(a)     (0.00)(a)     (0.01)
    --------      --------      --------      --------      --------
    $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
    ========      ========      ========      ========      ========
        3.88%         1.91%         0.27%         0.33%         1.14%
        3.82%         1.90%         0.27%         0.34%         1.11%
        1.00%         1.00%         1.00%         1.00%         1.00%
        1.04%         1.09%         1.10%         1.10%         1.12%
    $311,020      $271,039      $260,814      $272,856      $291,312

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    17

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

Eclipse Funds Inc. (the "Company"), was incorporated in the state of Maryland on September 21, 1990 and commenced operations on January 2, 1991. The Company is registered as an open-end management investment company under the Investment Company Act of 1940, as amended, ("Investment Company Act") and is comprised of eighteen separate investment portfolios (collectively referred to as the "Funds"). These notes relate only to the Company's Cash Reserves Fund (the "Fund").

The Fund currently offers two classes of shares. Class I shares and the Sweep Shares Class are offered at net asset value without imposition of a front-end sales charge or a contingent deferred sales charge. The Fund's No-Load Class shares were redesignated as the Class I shares on January 1, 2004. Each class of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions, except that the classes are subject to different distribution fee rates. The Sweep Shares Class bears distribution and service fee payments under a distribution and service plan pursuant to Rule 12b-1 under the Investment Company Act. In addition, the Sweep Shares Class bears service fee payments under a shareholder service plan.

The Fund's investment objective is to seek a high level of current income while preserving capital and maintaining liquidity.

The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

The Fund also invests in foreign securities which carry certain risks in addition to the usual risks inherent in domestic instruments. These risks include those resulting from future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) VALUATION OF FUND SHARES. The Fund seeks to maintain a net asset value of $1.00 per share, although there is no assurance that it will be able to do so on a continuous basis, and it has adopted certain investment, portfolio and dividend and distribution policies designed to enable it to do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

(B) SECURITIES VALUATION. Securities are valued at their amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date.

(C) FEDERAL INCOME TAXES. The Fund is treated as a separate entity for federal income tax purposes. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. By so doing, the Fund will be relieved from all or substantially all of federal and state income and excise taxes.

(D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. Dividends are declared daily and paid monthly and capital gain distributions, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

(E) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily and discounts and premiums on securities purchased for the Fund, are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F) EXPENSES. Expenses with respect to the Funds are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses incurred under the Shareholder Services Plans and the Distribution Plans further discussed in Note 3(B) on page 19) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown on each Fund's Statement of Operations.

 18   MainStay Cash Reserves Fund

(G) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(H) REPURCHASE AGREEMENTS. When the Fund invests in repurchase agreements, the Fund's custodian and other banks acting in a sub-custodian capacity take possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(I) INDEMNIFICATIONS. In the normal course of business, the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER. New York Life Investment Management LLC ("NYLIM" or "Manager"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Fund is advised by NYLIM directly, without a subadvisor.

The Company, on behalf of the Fund, pays the Manager a monthly fee for the services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows: 0.45% on assets up to $500 million and 0.40% on assets in excess of $500 million. The Manager entered into a written expense limitation agreement to waive a portion of the Fund's management fee or reimburse the Fund so that the Fund's Class I total ordinary operating expenses (total annual fund operating expenses excluding service fees and distribution fees) on an annualized basis do not exceed 0.50% of the average daily net assets of the Class I Shares. An equivalent reduction, in an equal amount of basis points, will apply to the Sweep Shares Class. This expense limitation may be modified or terminated only with the approval of the Board of Directors. The Manager may recoup the amount of any management fee waiver or expense reimbursement from the Fund if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense. For the year ended October 31, 2006, the Manager earned fees from the Fund in the amount of $2,408,421 and waived its fees in the amount of $193,963.

As of October 31, 2006, the amounts of waived fees that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:

               OCTOBER 31,
        2008*                 2009               TOTAL
      $164,717              $193,963            $358,680
-------------------------------------------------------------

* The expense limitation agreement became effective in 2005 and the recoupments will start to expire in 2008.

Investors Bank & Trust Company, 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts, 02116 ("IBT") provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, IBT is compensated by NYLIM.

(B) DISTRIBUTION AND SERVICE FEES. NYLIFE Distributors LLC (the "Distributor") serves as the Fund's distributor and principal underwriter. The Company, on behalf of the Fund, has a Distribution Agreement with the Distributor. The Company, with respect to the Sweep Shares Class shares of the Fund, has adopted a distribution and service plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the Investment Company Act. The Plan provides that distribution and service fees payable thereunder are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's Sweep Shares Class and service activities.

                                                    www.mainstayfunds.com     19

Pursuant to the Plan, the Distributor, NYLIFE Securities Inc., an indirect wholly-owned subsidiary of New York Life or any other broker-dealer or other financial institution, is entitled to receive a monthly fee, which is an expense of the Plan of the Fund for distribution or service activities as designated by the Distributor, at an annual rate of 0.25% of the average daily net assets of the Fund's Sweep Shares Class for account sweep and other distribution-related and shareholder services.

In accordance with the Shareholder Services Plan for the Sweep Shares Class shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Sweep Shares Class shares. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Sweep Shares Class shares of the Fund.

(C) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund for the year ended October 31, 2006 amounted to $15,828.

(D) INDEPENDENT DIRECTORS AND TRUSTEES FEES. For the year ended October 31, 2006, Non-Interested Directors were paid an annual retainer of $40,000 and an additional annual fee of $40,000 in connection with attendance at Board meetings, plus reimbursement for travel and out-of-pocket expenses. The chairman of the Board of Directors receives an additional retainer of $20,000 annually and the Audit Committee Chair receives an additional retainer of $15,000 annually. The retainers are paid in the aggregate for the Company and the Trust. Prior to January 1, 2006, Non-Interested Directors were paid an annual retainer of $62,000 plus reimbursement for travel and out-of-pocket expenses. The Chairman and the Audit Committee Chair each received an additional annual retainer of $10,000. The retainers were paid in the aggregate for the Company and the Trust.

(E) CAPITAL. At October 31, 2006, New York Life and its affiliates owned a significant number of shares of the Fund with value and percentages of net assets of $5,890,571 and 1.0%, respectively.

From time to time, the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

(F) OTHER. Pursuant to an Amended and Restated Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the Fund. For the year ended October 31, 2006, these fees, which are included in Professional fees shown on the Statement of Operations, were $38,073.

NOTE 4--FEDERAL INCOME TAXES:

As of October 31, 2006, the components of accumulated earnings on a tax basis were as follows:

                              OTHER         TOTAL
 ORDINARY   ACCUMULATED     TEMPORARY    ACCUMULATED
  INCOME    CAPITAL LOSS   DIFFERENCES      LOSS
 $27,141      $(3,497)      $(28,544)      $(4,900)
 ---------------------------------------------------

Other temporary differences is primarily attributable to distribution payable.

At October 31, 2006, for federal income tax purposes capital loss carryforwards of $3,497 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

         CAPITAL LOSS       CAPITAL LOSS
       AVAILABLE THROUGH   AMOUNTS (000'S)
             2012                $2
             2013                 1
       -----------------------------------
                                 $3
       -----------------------------------

Dividends to shareholders from net investment income and distributions to net realized gains shown in the Statement of Changes in Net Assets represent tax basis distributions of ordinary income.

NOTE 5--CUSTODIAN:

IBT is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

 20   MainStay Cash Reserves Fund

NOTE 6--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                        YEAR ENDED
                                     OCTOBER 31, 2006
                                                SWEEP
                                  CLASS I    SHARES CLASS
Shares sold                        586,246      197,494
---------------------------------------------------------
Shares issued in reinvestment of
  dividend and distributions        10,564       11,198
---------------------------------------------------------
                                   596,810      208,692
---------------------------------------------------------
Shares redeemed                   (575,982)    (168,710)
---------------------------------------------------------
Net increase                        20,828       39,982
---------------------------------------------------------

                                        YEAR ENDED
                                     OCTOBER 31, 2005
                                                SWEEP
                                  CLASS I    SHARES CLASS
Shares sold                        625,554      283,633
---------------------------------------------------------
Shares issued in reinvestment of
  dividend and distributions         5,646        5,082
---------------------------------------------------------
                                   631,200      288,715
---------------------------------------------------------
Shares redeemed                   (645,555)    (278,490)
---------------------------------------------------------
Net increase (decrease)            (14,355)      10,225
---------------------------------------------------------

NOTE 7--OTHER MATTERS:

The SEC has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund, as well as the related guarantee disclosure to Fund shareholders. Discussions have been held with the SEC concerning a possible resolution of this matter. There can be no assurance at this time as to the outcome of these efforts. The MainStay Equity Index Fund is not a portfolio of Eclipse Funds Inc. or Eclipse Funds.

NOTE 8--NEW ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax provisions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management of the Fund is currently evaluating the impact that FIN 48 will have on the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of "fair value," sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2006, the Fund does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

                                                    www.mainstayfunds.com     21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of
Eclipse Funds Inc.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Cash Reserves Fund, one of the funds comprising Eclipse Funds Inc. ("the Fund"), as of October 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through October 31, 2002, were audited by other auditors, whose report dated December 17, 2002, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 21, 2006

 22   MainStay Cash Reserves Fund

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The dividends paid by the Fund during the fiscal year ended October 31, 2006, should be multiplied by 99.9% to arrive at the amount eligible for qualified interest income.

In January 2007, shareholders will receive on IRS Form 1099-DIV or substitute Form 1099 the federal tax status of the distributions received by shareholders in calendar year 2006. The amounts that will be reported on such 1099-DIV will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year end October 31, 2006.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request (i) by visiting the Funds' website at www.mainstayfunds.com; or (ii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Funds' website at www.mainstayfunds.com; or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge, on the SEC's website at www.sec.gov or by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You can also obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

                                                    www.mainstayfunds.com     23

BOARD MEMBERS AND OFFICERS

The Board Members oversee the Fund and the Manager. Information pertaining to the Board Members and officers as of October 31, 2006, is set forth below. Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 1-800-MAINSTAY (1-800-624-6782).

                          TERM OF OFFICE,                                             NUMBER OF FUNDS  OTHER
                          POSITION(S) HELD                                            IN FUND COMPLEX  DIRECTORSHIPS
        NAME AND          WITH FUND AND      PRINCIPAL OCCUPATION(S)                  OVERSEEN BY      HELD BY
        DATE OF BIRTH     LENGTH OF SERVICE  DURING PAST FIVE YEARS                   BOARD MEMBER     BOARD MEMBER
        ------------------------------------------------------------------------------------------------------------------
BOARD MEMBERS

        LAWRENCE GLACKEN  Indefinite;        Retired.                                       21         Trustee, Eclipse
        10/22/27          Director since                                                               Funds, since 2000;
                          1990                                                                         Director, ICAP
                                                                                                       Funds, Inc., since
                                                                                                       August 2006
        ------------------------------------------------------------------------------------------------------------------
        PETER MEENAN      Indefinite;        Independent Consultant; President and          21         Trustee since 2002
        12/5/41           Director since     Chief Executive Officer, Babson-United,                   and Audit Committee
                          2002 and Audit     Inc. (financial services firm) (2000 to                   Financial Expert
                          Committee          2004); Independent Consultant (1999 to                    since 2003, Eclipse
                          Financial Expert   2000); Head of Global Funds, Citicorp                     Funds; Director and
                          since 2003         (1995 to 1999).                                           Audit Committee
                                                                                                       Financial Expert,
                                                                                                       ICAP Funds, Inc.,
                                                                                                       since August 2006
        ------------------------------------------------------------------------------------------------------------------
        ROBERT P.         Indefinite;        Retired.                                       21         Trustee, Eclipse
        MULHEARN          Director since                                                               Funds, since 2000;
        3/11/47           1990                                                                         Director, ICAP
                                                                                                       Funds, Inc., since
                                                                                                       August 2006
        ------------------------------------------------------------------------------------------------------------------
        SUSAN B. KERLEY   Indefinite;        Partner, Strategic Management Advisors         21         Chairman since 2005
        8/12/51           Chairman since     LLC (1990 to present).                                    and Trustee since
                          2005 and Director                                                            2000, Eclipse
                          since 1990                                                                   Funds; Chairman and
                                                                                                       Director, ICAP
                                                                                                       Funds, Inc., since
                                                                                                       August 2006;
                                                                                                       Trustee, Legg Mason
                                                                                                       Partners Funds,
                                                                                                       Inc.
        ------------------------------------------------------------------------------------------------------------------

                          TERM OF OFFICE,
                          POSITION(S) HELD
        NAME AND          WITH FUND AND      PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     LENGTH OF SERVICE  DURING PAST FIVE YEARS
        -------------------------------------------------------------------------------------------------
OFFICERS

        ROBERT A.         Chief Legal        Senior Managing Director, General Counsel and Secretary, New
        ANSELMI           Officer since      York Life Investment Management LLC (including predecessor
        10/19/46          2003               advisory organizations) and New York Life Investment
                                             Management Holdings LLC; Senior Vice President, New York
                                             Life Insurance Company; Vice President and Secretary,
                                             McMorgan & Company LLC; Secretary, NYLIM Service Company
                                             LLC, NYLCAP Manager LLC, Madison Capital Funding LLC and
                                             Institutional Capital LLC (since October 2006); Chief Legal
                                             Officer, Eclipse Funds, The MainStay Funds and MainStay VP
                                             Series Fund, Inc. (since 2003), McMorgan Funds (since 2005)
                                             and ICAP Funds, Inc. (since August 2006); Managing Director and Senior Counsel, Lehman Brothers Inc. (1998 to 1999);
                                             General Counsel and Managing Director, JP Morgan Investment
                                             Management Inc. (1986 to 1998).
        -------------------------------------------------------------------------------------------------

 24   MainStay Cash Reserves Fund

                          TERM OF OFFICE,
                          POSITION(S) HELD
            NAME AND      WITH FUND AND      PRINCIPAL OCCUPATION(S)
         DATE OF BIRTH    LENGTH OF SERVICE  DURING PAST FIVE YEARS
        -------------------------------------------------------------------------------------------------
OFFICERS

        ARPHIELA          Treasurer and      Managing Director, Mutual Fund Accounting (since September
        ARIZMENDI         Principal          2006) and Director and Manager of Fund Accounting and
        10/26/56          Financial and      Administration (2003 to August 2006), New York Life
                          Accounting         Investment Management LLC; Treasurer and Principal Financial
                          Officer since      and Accounting Officer, Eclipse Funds, The MainStay Funds
                          2005               and McMorgan Funds (since 2005), MainStay VP Series Fund,
                                             Inc. (since March 2006) and ICAP Funds, Inc. (since August
                                             2006); Assistant Treasurer, NYLIFE Distributors LLC;
                                             Assistant Treasurer, The MainStay Funds, Eclipse Funds,
                                             Eclipse Funds Inc., MainStay VP Series Fund, Inc., and
                                             McMorgan Funds (1992 to 2005).
        -------------------------------------------------------------------------------------------------
        CHRISTOPHER O.    President since    Executive Vice President, New York Life Investment
        BLUNT             2005               Management LLC and New York Life Investment Management
        5/13/62                              Holdings LLC (since 2004); Manager and Executive Vice
                                             President, NYLIM Product Distribution, NYLIFE Distributors
                                             LLC (since 2005); Chairman, NYLIM Service Company LLC (since
                                             2005); Chairman and Class C Director, New York Life Trust
                                             Company, FSB (since 2004); Chairman, New York Life Trust
                                             Company (since 2005); President, Eclipse Funds (since 2005),
                                             The MainStay Funds (since 2005), MainStay VP Series Fund,
                                             Inc. (since July 2006) and ICAP Funds, Inc. (since August
                                             2006); Chairman and Chief Executive Officer, Giving Capital,
                                             Inc. (2001 to 2004); Chief Marketing Officer--Americas,
                                             Merrill Lynch Investment Managers (1999 to 2001); President,
                                             Mercury Funds Distributors (1999 to 2001).
        -------------------------------------------------------------------------------------------------
        PATRICK G. BOYLE  Executive Vice     Executive Vice President (since 2002) and Senior Managing
        11/24/53          President since    Director (2000 to 2002), New York Life Investment Management
                          2003               LLC (including predecessor advisory organizations) and New
                                             York Life Investment Management Holdings LLC; Director, New
                                             York Life Trust Company; Member of the Board of Managers,
                                             Madison Capital Funding LLC; Executive Vice President,
                                             Eclipse Funds (since 2003) and ICAP Funds, Inc. (since
                                             August 2006); Senior Vice President, Pension Department, New
                                             York Life Insurance Company (1991 to 2000); Director,
                                             Eclipse Funds Inc. (1990 to 2003); Trustee, New York Life
                                             Investment Management Institutional Funds (2002 to 2003).
        -------------------------------------------------------------------------------------------------
        TONY H. ELAVIA    Senior Vice        Senior Managing Director, New York Life Investment
        1/11/56           President since    Management LLC; Chief Investment Officer, NYLIM Equity
                          2005               Investors Group; Executive Vice President, New York Life
                                             Trust Company; Senior Vice President, New York Life
                                             Insurance and Annuity Corporation; Senior Vice President,
                                             Eclipse Funds (since 2005) and ICAP Funds, Inc. (since
                                             August 2006); Managing Director and Senior Portfolio
                                             Manager, Large Cap Growth team, Putnam Investments (1998 to
                                             2004).
        -------------------------------------------------------------------------------------------------
        SCOTT T.          Vice President--   Director, New York Life Investment Management LLC (including
        HARRINGTON        Administration     predecessor advisory organizations); Executive Vice
        2/8/59            since 2005         President, New York Life Trust Company and New York Life
                                             Trust Company, FSB (since January 2006); Vice
                                             President--Administration, Eclipse Funds, MainStay VP Series
                                             Fund, Inc., and The MainStay Funds (since 2005) and ICAP
                                             Funds, Inc. (since August 2006).
        -------------------------------------------------------------------------------------------------
        ALAN J.           Senior Vice        Managing Director, Chief Operating Officer and Chief
        KIRSHENBAUM       President since    Financial Officer of Retail Investments, New York Life
        6/25/71           June 2006          Investment Management LLC (since July 2006); Senior Vice
                                             President, Eclipse Funds, The MainStay Funds and MainStay VP
                                             Series Fund, Inc. (since June 2006) and ICAP Funds, Inc.
                                             (since August 2006); Chief Financial Officer, Bear Stearns
                                             Asset Management (1999 to May 2006).
        -------------------------------------------------------------------------------------------------
        ALISON H.         Vice President--   Senior Managing Director and Chief Compliance Officer (since
        MICUCCI           Compliance 2004    March 2006) and Managing Director and Chief Compliance
        12/16/65          to 2006; Senior    Officer (2003 to February 2006), New York Life Investment
                          Vice President     Management LLC and New York Life Investment Management
                          and Chief          Holdings LLC; Senior Managing Director, Compliance (since
                          Compliance         March 2006) and Managing Director, Compliance (2003 to
                          Officer since      February 2006), NYLIFE Distributors LLC; Chief Compliance
                          June 2006          Officer, NYLCAP Manager LLC; Senior Vice President and Chief
                                             Compliance Officer, Eclipse Funds, The MainStay Funds and
                                             MainStay VP Series Fund, Inc. (since June 2006) and ICAP
                                             Funds, Inc. (since August 2006); Vice President--Compliance,
                                             Eclipse Funds, The MainStay Funds and MainStay VP Series
                                             Fund, Inc. (until June 2006); Deputy Chief Compliance
                                             Officer, New York Life Investment Management LLC (2002 to
                                             2003); Vice President and Compliance Officer, Goldman Sachs
                                             Asset Management (1999 to 2002).
        -------------------------------------------------------------------------------------------------
        MARGUERITE E. H.  Secretary since    Managing Director and Associate General Counsel, New York
        MORRISON          2004               Life Investment Management LLC (since 2004); Managing
        3/26/56                              Director and Secretary, NYLIFE Distributors LLC; Secretary,
                                             Eclipse Funds, The MainStay Funds and MainStay VP Series
                                             Fund, Inc. (since 2004); and ICAP Funds, Inc. (since August
                                             2006); Chief Legal Officer--Mutual Funds and Vice President
                                             and Corporate Counsel, The Prudential Insurance Company of
                                             America (2000 to 2004).
        -------------------------------------------------------------------------------------------------

        BRIAN A. MURDOCK  Chief Executive    Member of the Board of Managers and President (since 2004)
        3/14/56           Officer since      and Chief Executive Officer (since July 2006), New York Life
                          July 2006          Investment Management LLC and New York Life Investment
                                             Management Holdings LLC; Senior Vice President, New York
                                             Life Insurance Company (since 2004); Chairman of the Board and President, NYLIFE Distributors LLC (since 2004); Member of the Board of Managers, Madison Capital Funding LLC (since
                                             2004), NYLCAP Manager LLC (since 2004) and Institutional
                                             Capital LLC (since July 2006); Chief Executive Officer,
                                             Eclipse Funds (since July 2006); Chairman and Trustee (since
                                             September 2006) and Chief Executive Officer (since July
                                             2006), The MainStay Funds; Chairman and Director (since
                                             September 2006) and Chief Executive Officer (since July
                                             2006), MainStay VP Series Fund, Inc.; Director and Chief
                                             Executive Officer, ICAP Funds, Inc. (since August 2006);
                                             Chief Operating Officer, Merrill Lynch Investment Managers
                                             (2003 to 2004); Chief Investment Officer, MLIM Europe and
                                             Asia (2001 to 2003); President, Merrill Japan and Chairman,
                                             MLIM Pacific Region (1999 to 2001).
        -------------------------------------------------------------------------------------------------

                                                    www.mainstayfunds.com     25

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay Growth Equity Fund(2)
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay Large Cap Opportunity Fund(2)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund(3)
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Manager Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay ICAP International Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(4)
Chicago, Illinois

MACKAY SHIELDS LLC(4)
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. Closed to new investors as of June 1, 2006.
4. An affiliate of New York Life Investment Management LLC.

                         Not part of the Annual Report

                       This page intentionally left blank

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)

------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com

(C) 2006 by NYLIFE Distributors LLC. All rights reserved.
                                 SEC File Number: 811-06175 (Eclipse Funds Inc.)

NYLIM-AO9805         (RECYCLE LOGO)                        MS377-06 MSCR11-12/06

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    GROWTH EQUITY FUND

                    Message from the President
                    and
                    Annual Report
                    October 31, 2006

MESSAGE FROM
THE PRESIDENT

Most stock and bond markets around the world provided positive total returns during the 12 months ended October 31, 2006. International stocks were exceedingly strong, with all industry sectors providing positive returns. Of course, past performance is no guarantee of future results.

On average, U.S. stocks at all capitalization levels provided double-digit total returns. According to Russell data, value stocks outperformed growth stocks for companies of all sizes. Strong growth in corporate profits contributed to the stock market's advance, and positive earnings surprises continued to outnumber negative ones. The price of oil and other commodities rose during the reporting period but softened somewhat toward the end. This helped alleviate inflation concerns, as did a noticeable softening in the housing market.

In February 2006, Dr. Ben Bernanke replaced Dr. Alan Greenspan as Chairman of the Federal Reserve Board. Although the Federal Open Market Committee continued to raise the targeted federal funds rate during the reporting period, the monetary-tightening policy that began on June 30, 2004, finally abated after the federal funds target reached 5.25% on June 29, 2006.

The effects of Federal Reserve tightening were not felt uniformly across the Treasury yield curve. Although short-term rates rose substantially during the reporting period, longer-term rates moved relatively little. At various times the yield curve inverted, and toward the end of the reporting period, the yield curve remained relatively flat. The shape of the yield curve was influenced by the reintroduction of the 30-year bond, projections of a cooler economy, Federal Reserve efforts to keep inflation in check, and an increase in buying by hedge funds, foreign banks, and other liquidity buyers. Most bond sectors provided positive total returns. High-yield corporate bonds and emerging-market debt were particularly strong.

We are pleased to inform our shareholders that on June 30, 2006, New York Life Investment Management LLC closed a definitive merger agreement with Institutional Capital Corporation (ICAP), a premier value-equity institutional investment firm based in Chicago, Illinois. In July 2006, ICAP also began serving as comanager of MainStay MAP Fund. In the fall of 2006, we added three new Funds managed by ICAP--MainStay ICAP International Fund, MainStay ICAP Select Equity Fund, and MainStay ICAP Equity Fund.

Each MainStay Fund is managed using a time-tested investment approach that includes investment strategies and processes appropriate to the Fund's investment objective. The Funds' portfolio managers seek to consistently apply this investment approach even when markets shift or company fundamentals change. In this way, the portfolio managers seek to avoid style drift and unnecessary risk exposure as they pursue long-term performance for the assets under their care.

The following report provides more detailed information about the market factors and management decisions that influenced your MainStay investment during the 12 months ended October 31, 2006. We thank you for entrusting your assets to MainStay, and we hope that you will be encouraged by the positive performance of your Fund.

Sincerely,


/s/ CHRISTOPHER O. BLUNT


Christopher O. Blunt
President


                         Not part of the Annual Report

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    GROWTH EQUITY FUND

                    MainStay Funds

                    Annual Report

                    October 31, 2006

TABLE OF CONTENTS

ANNUAL REPORT
--------------------------------------------------------------------------------

Investment and Performance Comparison                                          5
--------------------------------------------------------------------------------

Portfolio Management Discussion and Analysis                                   9
--------------------------------------------------------------------------------

Portfolio of Investments                                                      10
--------------------------------------------------------------------------------

Financial Statements                                                          12
--------------------------------------------------------------------------------

Notes to Financial Statements                                                 16
--------------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm                       20
--------------------------------------------------------------------------------

Proxy Voting Policies and Procedures and Proxy Voting Record                  21
--------------------------------------------------------------------------------

Shareholder Reports and Quarterly Portfolio Disclosure                        21
--------------------------------------------------------------------------------

Board Members and Officers                                                    22

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM. PERFORMANCE DATA SHOWN EXCLUDING SALES CHARGES DOES NOT REFLECT THE DEDUCTION OF ANY SALES LOAD, WHICH, IF REFLECTED, WOULD REDUCE PERFORMANCE QUOTED.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL             SINCE
TOTAL RETURNS            INCEPTION
----------------------------------
With sales charges          4.14%
Excluding sales charges    10.20

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                MAINSTAY GROWTH EQUITY FUND         RUSSELL 1000 GROWTH INDEX
                                                                ---------------------------         -------------------------
11/4/05                                                                     9450                              10000
10/31/06                                                                   10414                              10926

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL             SINCE
TOTAL RETURNS            INCEPTION
----------------------------------
With sales charges         4.30%
Excluding sales charges    9.30

(LINE GRAPH FOR CLASS B SHARES IN $)                        (With sales charges)

                                                                MAINSTAY GROWTH EQUITY FUND         RUSSELL 1000 GROWTH INDEX
                                                                ---------------------------         -------------------------
11/4/05                                                                    10000                              10000
10/31/06                                                                   10430                              10926

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL             SINCE
TOTAL RETURNS            INCEPTION
----------------------------------
With sales charges         8.40%
Excluding sales charges    9.40

(LINE GRAPH FOR CLASS C SHARES IN $)                        (With sales charges)

                                                                MAINSTAY GROWTH EQUITY FUND         RUSSELL 1000 GROWTH INDEX
                                                                ---------------------------         -------------------------
11/04/05                                                                   10000                              10000
10/31/06                                                                   10840                              10926

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges as explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million.

THE DISCLOSURE AND FOOTNOTES ON THE FOLLOWING PAGE ARE AN INTEGRAL PART OF THE TABLES AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                       www.mainstayfunds.com   5

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL             SINCE
TOTAL RETURNS            INCEPTION
----------------------------------
                           10.40%

(PERFORMANCE GRAPH)

                                                                MAINSTAY GROWTH EQUITY FUND         RUSSELL 1000 GROWTH INDEX
                                                                ---------------------------         -------------------------
11/4/05                                                                    10000                              10000
10/31/06                                                                   11040                              10926

                                                           SINCE
BENCHMARK PERFORMANCE                                    INCEPTION
------------------------------------------------------------------

Russell 1000(R) Growth Index(1)                            9.26%
Average Lipper multi-cap growth fund(2)                    7.87

Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors. The Manager may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to this agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the manager incurred the expense.
1. The Russell 1000(R) Growth Index is an unmanaged index that measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume the reinvestment of all income and capital gains. The Russell 1000(R) Growth Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
2. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLES AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 6 MainStay Growth Equity Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY GROWTH EQUITY FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2006, to October 31, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2006, to October 31, 2006.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended October 31, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            5/1/06            10/31/06          PERIOD(1)           10/31/06           PERIOD(1)

CLASS A SHARES                        $1,000.00         $1,039.95           $ 6.43            $1,018.75            $ 6.36
---------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                        $1,000.00         $1,035.50           $10.26            $1,015.00            $10.16
---------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                        $1,000.00         $1,036.50           $10.27            $1,015.00            $10.16
---------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                        $1,000.00         $1,040.80           $ 5.14            $1,020.00            $ 5.09
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (1.25% for Class A, 2.00% for Class B and Class C, and 1.00% for Class I) multiplied by the average account value over the period, divided by 365, multiplied by 184 (to reflect the one-half year period). In the absence of waivers and/or reimbursements, expenses would have been higher.



                                                       www.mainstayfunds.com   7

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2006

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                                    98.7
Cash and Other Assets, Less Liabilities                                           0.8
Investment Company                                                                0.5

See Portfolio of Investments on page 10 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2006 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Microsoft Corp.
 2.  General Electric Co.
 3.  Cisco Systems, Inc.
 4.  Johnson & Johnson
 5.  International Business Machines Corp.
 6.  Amgen, Inc.
 7.  PepsiCo, Inc.
 8.  Oracle Corp.
 9.  Wal-Mart Stores, Inc.
10.  Home Depot, Inc. (The)

 8 MainStay Growth Equity Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager Harish Kumar, CFA, of New York Life Investment Management LLC

HOW DID MAINSTAY GROWTH EQUITY FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE PERIOD FROM NOVEMBER 4, 2005, THROUGH OCTOBER 31, 2006?

Excluding all sales charges, MainStay Growth Equity Fund returned 10.20% for Class A shares, 9.30% for Class B shares, and 9.40% for Class C shares from November 4, 2005, through October 31, 2006. Over the same period, Class I shares returned 10.40%. All share classes outperformed the 9.26% return of Russell 1000(R) Growth Index,(1) the Fund's broad-based securities-market index, from November 4, 2005, through October 31, 2006. All share classes outperformed the 7.87% return of the average Lipper(2) multi-cap growth fund during the same period.

DURING THE REPORTING PERIOD, WHICH SECTORS WERE THE STRONGEST CONTRIBUTORS TO THE FUNDS RELATIVE PERFORMANCE AND WHICH SECTORS DETRACTED?

During the reporting period, information technology was the strongest performing sector relative to the Russell 1000(R) Growth Index. Health care and consumer discretionary also provided strong relative returns. The weakest-performing sectors relative to the Index were telecommunication services, utilities, and energy.

WHICH STOCKS WERE STRONG CONTRIBUTORS TO THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD AND WHICH STOCKS DETRACTED?

The strongest individual contributors to the Fund's performance were Cisco Systems, Microsoft, and Oracle. Freescale Semiconductor also made a positive contribution to the Fund's performance when the company was acquired by a group of private investors. Major detractors during the reporting period included Intel, UnitedHealth Group, and National Semiconductor.

DID THE FUND HAVE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING
PERIOD?

The Fund began operations on November 4, 2005, and all its holdings were purchased during the reporting period. The Fund selects securities based on its quantitative investment process. Among the stocks that fit the Fund's purchase criteria during the reporting period were industrial conglomerate General Electric and software giant Microsoft. Both were purchased for their valuations, which we thought were attractive, and for their increasing business momentum. Positions that were sold during the reporting period included Caremark and CVS. Both stocks were sold because of valuations that we thought were unattractive and declining prices.

DID ANY OF THE FUND'S WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

Weighting changes in the Fund are due to the Fund's proprietary security selection process. During the reporting period, the Fund's weighting in the consumer discretionary sector substantially increased relative to the Russell 1000(R) Growth Index, while the Fund's relative weighting in financials substantially decreased.

HOW WAS THE FUND POSITIONED AT THE END OF OCTOBER?

Sector positioning is a result of our bottom-up stock selection process rather than a top-down, macroeconomic viewpoint. As of October 31, 2006, the Fund held overweighted positions relative to the Russell 1000(R) Growth Index in the information technology and consumer discretionary sectors. At the same time, the Fund held underweighted positions in the consumer staples and health care sectors.


The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price for the stock may decline significantly, even if earnings showed an absolute increase. The Fund may experience a portfolio turnover rate of more that 100% and may generate taxable short-term gains. The Fund's use of securities lending presents the risk of default by the borrower, which may result in a loss to the Fund. See additional disclosure in the Notes to Financial Statements (Note 2).
1. See footnote on page 6 for more information on the Russell 1000(R) Growth Index.
2. See footnote on page 6 for more information on Lipper Inc.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

                                                       www.mainstayfunds.com   9

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2006


                                                    SHARES         VALUE
COMMON STOCKS (98.7%)+
------------------------------------------------------------------------
AEROSPACE & DEFENSE (4.0%)
Honeywell International, Inc.                        6,406   $   269,821
Raytheon Co.                                         6,756       337,462
United Technologies Corp.                            6,991       459,448
                                                             -----------
                                                               1,066,731
                                                             -----------
AIR FREIGHT & LOGISTICS (0.9%)
United Parcel Service, Inc. Class B                  3,317       249,936
                                                             -----------
AIRLINES (0.8%)
Southwest Airlines Co.                              13,899       208,902
                                                             -----------
BEVERAGES (4.2%)
Coca-Cola Co. (The)                                 10,333       482,758
V  PepsiCo, Inc.                                    10,223       648,547
                                                             -----------
                                                               1,131,305
                                                             -----------
BIOTECHNOLOGY (4.3%)
V  Amgen, Inc. (a)                                   9,660       733,291
Gilead Sciences, Inc. (a)                            5,982       412,160
                                                             -----------
                                                               1,145,451
                                                             -----------
CAPITAL MARKETS (2.8%)
Ameriprise Financial, Inc.                           4,100       211,150
Charles Schwab Corp. (The)                          12,484       227,458
Morgan Stanley                                       4,005       306,102
                                                             -----------
                                                                 744,710
                                                             -----------
CHEMICALS (0.7%)
Sigma-Aldrich Corp.                                  2,351       176,584
                                                             -----------
COMMUNICATIONS EQUIPMENT (5.6%)
V  Cisco Systems, Inc. (a)                          37,076       894,644
Motorola, Inc.                                      17,434       402,028
Polycom, Inc. (a)                                    7,208       197,499
                                                             -----------
                                                               1,494,171
                                                             -----------
COMPUTERS & PERIPHERALS (5.5%)
EMC Corp. (a)                                       20,730       253,942
Hewlett-Packard Co.                                 12,646       489,906
V  International Business Machines Corp.             8,027       741,133
                                                             -----------
                                                               1,484,981
                                                             -----------
CONSTRUCTION & ENGINEERING (0.7%)
Jacobs Engineering Group, Inc. (a)                   2,566       193,836
                                                             -----------
CONSUMER FINANCE (1.7%)
American Express Co.                                 8,057       465,775
                                                             -----------

DIVERSIFIED CONSUMER SERVICES (0.7%)
ITT Educational Services, Inc. (a)                   2,928       201,886
                                                             -----------


                                                    SHARES         VALUE
DIVERSIFIED FINANCIAL SERVICES (2.3%)
CIT Group, Inc.                                      4,009   $   208,668
Citigroup, Inc.                                      4,011       201,192
JPMorgan Chase & Co.                                 4,221       200,244
                                                             -----------
                                                                 610,104
                                                             -----------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.5%)
NeuStar, Inc. Class A (a)                            4,481       130,935
                                                             -----------

ELECTRICAL EQUIPMENT (1.4%)
Emerson Electric Co.                                 4,298       362,751
                                                             -----------

ELECTRONIC EQUIPMENT & INSTRUMENTS (1.2%)
Agilent Technologies, Inc. (a)                       8,982       319,759
                                                             -----------

ENERGY EQUIPMENT & SERVICES (2.2%)
BJ Services Co.                                      4,940       148,990
ENSCO International, Inc.                            4,094       200,483
Halliburton Co.                                      7,078       228,973
                                                             -----------
                                                                 578,446
                                                             -----------
FOOD & STAPLES RETAILING (3.5%)
Costco Wholesale Corp.                               6,655       355,244
V  Wal-Mart Stores, Inc.                            11,639       573,570
                                                             -----------
                                                                 928,814
                                                             -----------
HEALTH CARE EQUIPMENT & SUPPLIES (3.7%)
Baxter International, Inc.                           4,422       203,279
Becton, Dickinson & Co.                              4,363       305,541
C.R. Bard, Inc.                                      3,332       273,091
DENTSPLY International, Inc.                         6,692       209,326
                                                             -----------
                                                                 991,237
                                                             -----------
HEALTH CARE PROVIDERS & SERVICES (1.6%)
Laboratory Corp. of America Holdings (a)             3,110       213,004
UnitedHealth Group, Inc.                             4,370       213,169
                                                             -----------
                                                                 426,173
                                                             -----------
HEALTH CARE TECHNOLOGY (0.9%)
IMS Health, Inc.                                     8,302       231,211
                                                             -----------

HOTELS, RESTAURANTS & LEISURE (0.9%)
McDonald's Corp.                                     5,528       231,734
                                                             -----------

INDUSTRIAL CONGLOMERATES (4.5%)
V  General Electric Co.                             28,960     1,016,786
Tyco International, Ltd.                             6,762       199,006
                                                             -----------
                                                               1,215,792
                                                             -----------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

 10 MainStay Growth Equity Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                                    SHARES         VALUE
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------
INSURANCE (1.9%)
American International Group, Inc.                   4,506   $   302,668
St. Paul Travelers Cos., Inc. (The)                  4,177       213,570
                                                             -----------
                                                                 516,238
                                                             -----------
INTERNET SOFTWARE & SERVICES (1.4%)
Google, Inc. Class A (a)                               773       368,249
                                                             -----------

IT SERVICES (2.8%)
Accenture, Ltd. Class A                              5,992       197,197
Automatic Data Processing, Inc.                      5,692       281,412
Western Union Co. (The) (a)                         11,982       264,203
                                                             -----------
                                                                 742,812
                                                             -----------
MACHINERY (0.9%)
Parker Hannifin Corp.                                2,833       236,924
                                                             -----------
MEDIA (2.4%)
McGraw-Hill Cos., Inc. (The)                         4,617       296,273
Walt Disney Co. (The)                               10,899       342,883
                                                             -----------
                                                                 639,156
                                                             -----------
METALS & MINING (0.7%)
Rio Tinto PLC, Sponsored ADR (b)                       891       197,258
                                                             -----------
MULTILINE RETAIL (3.8%)
Dollar Tree Stores, Inc. (a)                         5,798       180,260
J.C. Penney Co., Inc.                                3,479       261,725
Nordstrom, Inc.                                      4,981       235,850
Target Corp.                                         5,646       334,130
                                                             -----------
                                                               1,011,965
                                                             -----------
MULTI-UTILITIES (0.7%)
Duke Energy Corp.                                    6,253       197,845
                                                             -----------

OIL, GAS & CONSUMABLE FUELS (1.5%)
Devon Energy Corp.                                   2,893       193,368
Hess Corp.                                           4,797       203,393
                                                             -----------
                                                                 396,761
                                                             -----------
PAPER & FOREST PRODUCTS (0.7%)
International Paper Co.                              5,437       181,324
                                                             -----------

PHARMACEUTICALS (6.2%)
Abbott Laboratories                                  5,439       258,407
AstraZeneca PLC, Sponsored ADR (b)                   2,750       161,425
V  Johnson & Johnson                                12,241       825,043
Wyeth                                                8,307       423,906
                                                             -----------
                                                               1,668,781
                                                             -----------
ROAD & RAIL (0.7%)
CSX Corp.                                            5,397       192,511
                                                             -----------


                                                    SHARES         VALUE
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (4.4%)
ASML Holding NV, N.Y. Shares (a)                     7,920   $   180,893
Integrated Device Technology, Inc. (a)              11,583       183,591
Intel Corp.                                          9,437       201,386
Microchip Technology, Inc.                           5,355       176,340
Texas Instruments, Inc.                             14,326       432,359
                                                             -----------
                                                               1,174,569
                                                             -----------
SOFTWARE (7.7%)
BEA Systems, Inc. (a)                               10,636       173,048
V  Microsoft Corp.                                  44,113     1,266,484
V  Oracle Corp. (a)                                 33,138       612,059
                                                             -----------
                                                               2,051,591
                                                             -----------
SPECIALTY RETAIL (5.5%)
Best Buy Co., Inc.                                   7,072       390,728
V  Home Depot, Inc. (The)                           13,666       510,152
Ross Stores, Inc.                                    7,941       233,704
Staples, Inc.                                       13,591       350,512
                                                             -----------
                                                               1,485,096
                                                             -----------
TEXTILES, APPAREL & LUXURY GOODS (1.8%)
Coach, Inc. (a)                                      7,727       306,298
Hanesbrands, Inc. (a)                                8,052       190,027
                                                             -----------
                                                                 496,325
                                                             -----------
WIRELESS TELECOMMUNICATION SERVICES (1.0%)
Sprint Nextel Corp.                                 14,163       264,706
                                                             -----------
Total Common Stocks
 (Cost $24,964,149)                                           26,413,335
                                                             -----------

INVESTMENT COMPANY (0.5%)
------------------------------------------------------------------------
iShares Russell 1000 Growth Index Fund (c)           2,467       133,193
                                                             -----------
Total Investment Company
 (Cost $133,243)                                                 133,193
                                                             -----------
Total Investments
 (Cost $25,097,392) (d)                               99.2%   26,546,528(e)
Cash and Other Assets,
 Less Liabilities                                      0.8       203,932
                                                    ------   -----------
Net Assets                                           100.0%  $26,750,460
                                                    ======   ===========

(a)  Non-income producing security.
(b)  ADR--American Depositary Receipt.
(c) Exchange Traded Fund--represents a basket of securities that are traded on an exchange.
(d)  The cost for federal income tax purposes is $25,105,053.
(e) At October 31, 2006 net unrealized appreciation was $1,441,475, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $1,714,034 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $272,559.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   11

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2006

ASSETS:
Investment in securities, at value
  (identified cost $25,097,392)                  $26,546,528
Cash                                                 690,925
Receivables:
  Investment securities sold                       2,031,418
  Fund shares sold                                    92,277
  Dividends and interest                              11,035
Other assets                                           2,289
                                                 ------------
    Total assets                                  29,374,472
                                                 ------------
LIABILITIES:
Payables:
  Investment securities purchased                  2,565,061
  Shareholder communication                           26,865
  Manager (See Note 3)                                13,968
  Professional fees                                   11,107
  Custodian                                            5,372
  NYLIFE Distributors (See Note 3)                       109
Accrued expenses                                       1,530
                                                 ------------
    Total liabilities                              2,624,012
                                                 ------------
Net assets                                       $26,750,460
                                                 ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001 per share)
  1 billion shares authorized:
  Class A                                        $         5
  Class B                                                  5
  Class C                                                  5
  Class I                                              2,409
Additional paid-in capital                        25,098,693
Undistributed net investment income                   13,323
Net realized gain on investments                     186,884
Net unrealized appreciation on investments         1,449,136
                                                 ------------
Net assets                                       $26,750,460
                                                 ============
CLASS A
Net assets applicable to outstanding shares      $    55,459
                                                 ============
Shares of capital stock outstanding                    5,036
                                                 ============
Net asset value per share outstanding            $     11.01
Maximum sales charge (5.50% of offering price)          0.64
                                                 ------------
Maximum offering price per share outstanding     $     11.65
                                                 ============
CLASS B
Net assets applicable to outstanding shares      $    54,643
                                                 ============
Shares of capital stock outstanding                    5,000
                                                 ============
Net asset value and offering price per share
  outstanding                                    $     10.93
                                                 ============
CLASS C
Net assets applicable to outstanding shares      $    54,652
                                                 ============
Shares of capital stock outstanding                    5,000
                                                 ============
Net asset value and offering price per share
  outstanding                                    $     10.93
                                                 ============
CLASS I
Net assets applicable to outstanding shares      $26,585,706
                                                 ============
Shares of capital stock outstanding                2,408,611
                                                 ============
Net asset value and offering price per share
  outstanding                                    $     11.04
                                                 ============

 12 MainStay Growth Equity Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS
FOR THE PERIOD NOVEMBER 4, 2005 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 2006

INVESTMENT INCOME:
INCOME:
  Dividends (a)                                   $  135,590
  Interest                                            14,277
                                                  -----------
    Total income                                     149,867
                                                  -----------
EXPENSES:
  Manager (See Note 3)                                94,732
  Shareholder communication                           27,517
  Offering costs                                      26,907
  Professional fees                                   23,999
  Custodian                                           14,642
  Portfolio pricing                                    2,008
  Directors                                            1,118
  Registration                                         1,015
  Distribution--Class B (See Note 3)                     385
  Distribution--Class C (See Note 3)                     385
  Distribution/Service--Class A (See Note 3)             129
  Service--Class B (See Note 3)                          128
  Service--Class C (See Note 3)                          128
  Miscellaneous                                        5,076
                                                  -----------
    Total expenses before waiver                     198,169
  Expense waiver from Manager (See Note 3)           (61,625)
                                                  -----------
    Net expenses                                     136,544
                                                  -----------
Net investment income                                 13,323
                                                  -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                     186,884
Net unrealized appreciation on investments         1,449,136
                                                  -----------
Net realized and unrealized gain on investments    1,636,020
                                                  -----------
Net increase in net assets resulting from
  operations                                      $1,649,343
                                                  ===========

(a) Dividends recorded net of foreign withholding taxes in the amount of $148.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   13

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIOD NOVEMBER 4, 2005 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 2006

                                                        2006
INCREASE IN NET ASSETS:
Operations:
 Net investment income                           $    13,323
 Net realized gain on investments                    186,884
 Net unrealized appreciation on investments        1,449,136
                                                 -----------
 Net increase in net assets resulting from
  operations                                       1,649,343
                                                 -----------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                                            50,385
   Class B                                            50,000
   Class C                                            50,000
   Class I                                        25,050,743
                                                 -----------
                                                  25,201,128
 Cost of shares redeemed:
   Class I                                          (100,011)
                                                 -----------
   Increase in net assets derived from capital
    share transactions                            25,101,117
                                                 -----------
   Net increase in net assets                     26,750,460

NET ASSETS:
Beginning of period                                       --
                                                 -----------
End of period                                    $26,750,460
                                                 ===========
Undistributed net investment income at end of
 period                                          $    13,323
                                                 ===========

 14 MainStay Growth Equity Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                              CLASS A          CLASS B          CLASS C          CLASS I
                                            -----------      -----------      -----------      -----------
                                            NOVEMBER 4,      NOVEMBER 4,      NOVEMBER 4,      NOVEMBER 4,
                                               2005*            2005*            2005*            2005*
                                              THROUGH          THROUGH          THROUGH          THROUGH
                                            OCTOBER 31,      OCTOBER 31,      OCTOBER 31,      OCTOBER 31,
                                               2006             2006             2006             2006
Net asset value at beginning of period        $10.00           $10.00           $10.00           $ 10.00
                                            -----------      -----------      -----------      -----------
Net investment income (loss)                   (0.01)           (0.09)           (0.09)             0.01
Net realized and unrealized gain on
  investments                                   1.02             1.02             1.02              1.03
                                            -----------      -----------      -----------      -----------
Total from investment operations                1.01             0.93             0.93              1.04
                                            -----------      -----------      -----------      -----------
Net asset value at end of period              $11.01           $10.93           $10.93           $ 11.04
                                            ===========      ===========      ===========      ===========
Total investment return (a)                    10.20%(b)         9.30%(b)         9.40%(b)         10.40%(b)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment loss                          (0.12%)+         (0.87%)+         (0.87%)+           0.11%+
  Net expenses                                  1.25% +          2.00% +          2.00% +           1.00%+
  Expenses (before waiver)                      1.71% +          2.46% +          2.46% +           1.46%+
Portfolio turnover rate                          138%             138%             138%              138%
Net assets at end of period (in 000's)        $   55           $   55           $   55           $26,586

*    Commencement of operations.
+    Annualized.
(a)  Total return is calculated exclusive of sales charge. Class I is not subject to sales charges.
(b)  Total return is not annualized.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   15

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

Eclipse Funds Inc. (the "Company"), was incorporated in the state of Maryland on September 21, 1990. The Company is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end management investment company and is comprised of eighteen funds (collectively referred to as the "Funds"). These financial statements and notes relate to the MainStay Growth Equity Fund (the "Fund"), a diversified fund.

The Fund currently offers four classes of shares. Distribution of Class A shares, Class B shares, Class C shares and Class I shares commenced on November 4, 2005. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are not subject to sales charge. The four classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that Class B shares and Class C shares are subject to higher distribution fee rates than Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee.

The Fund's investment objective is to seek long-term growth of capital.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"); such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Board of Directors to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: a security the trading for which has been halted or suspended; a debt security that has recently gone into default and for which there is not current market quotation; a security of an issuer that has entered into a restructuring; a security that has been de-listed from a national exchange; a security that market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's investment adviser or sub-adviser (if applicable), reflect the security's market value; a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At October 31, 2006 the Fund did not hold securities that were valued in such manner.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. By so doing, the Fund will be relieved from all or substantially all of federal and state income and excise taxes.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

 16 MainStay Growth Equity Fund

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Company are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than expenses incurred under the distribution plans further discussed in Note 3 on page 17) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(G) SECURITIES LENDING. In order to realize additional income the Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

(H) OFFERING COSTS. Costs incurred by a Fund in connection with the commencement of the Funds operations are being amortized on a straight line basis over twelve months.

(I) INDEMNIFICATIONS. In the normal course of business, the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER. New York Life Investment Management LLC ("NYLIM" or "Manager"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager. The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Fund is advised by the Manager directly, without a subadvisor.

The Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual percentage of 0.70% of the Fund's average daily net assets. The Manager has entered into a written expense limitation agreement, under which the Manager has agreed to reimburse the expenses of the Fund so that the total ordinary operating expenses (total annual fund operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed, on an annualized basis, 1.25% of the average daily net assets of the Class A shares. An equivalent reimbursement, in an equal amount of basis points, will be applied to the other share classes. The Manager, within three years of incurring such expenses, may recoup the amount of any management fee waiver or expense reimbursement from the Fund pursuant to this agreement if such recoupment does not cause the Fund to exceed the expense limitations. This expense limitation may be modified or terminated only with the approval of the Board of Directors. For the period ended October 31, 2006, the Manager earned fees from the Fund in the amount of $94,732, and waived its fees in the amount of $61,625.

As of October 31, 2006, the amounts of waived fees that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:

       OCTOBER 31,
          2009        TOTAL
         $61,625     $61,625
       ---------------------

Investors Bank & Trust Company, 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts 02116 ("IBT") provides sub-administration and sub-accounting services to

                                                      www.mainstayfunds.com   17
the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, IBT is compensated by NYLIM.

(B) DISTRIBUTION AND SERVICE FEES. The Company, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor") an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, other than Class I shares has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B and Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for the distribution of the Fund's shares and service activities.

(C) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. The Fund did not have any transfer agent expenses for the year ended October 31, 2006.

(D) INDEPENDENT DIRECTORS FEES. For the year ended October 31, 2006, Non-Interested Directors were paid an annual retainer of $40,000 and an additional annual fee of $40,000 in connection with attendance at Board meetings, plus reimbursement for travel and out-of-pocket expenses. The chairman of the Board of Directors receives an additional retainer of $20,000 annually and the Audit Committee Chair receives an additional retainer of $15,000 annually. The retainers are paid in the aggregate for the Company and other registered investment companies managed by NYLIM that are served by the Directors. Prior to January 1, 2006, Non-Interested Directors were paid an annual retainer of $62,000 plus reimbursement for travel and out-of-pocket expenses. The Chairman and the Audit Committee Chair each received an additional annual retainer of $10,000. The retainers were paid in the aggregate for the Company and other registered investment companies managed by NYLIM that are served by the Chairman and Audit Committee Chair.

(E) CAPITAL. At October 31, 2006, New York Life and its affiliates owned a significant number of shares of the Fund with value and percentages of net assets of $8,737,110 and 32.7%, respectively.

(F) OTHER. Pursuant to an Amended and Restated Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the Fund. For the year ended October 31, 2006, these fees, which are included in Professional fees shown on the Statement of Operations, were $531.

NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2006, the components of accumulated gain/(loss) on a tax basis were as follows:

                              TOTAL
ORDINARY     UNREALIZED    ACCUMULATED
 INCOME     APPRECIATION      GAIN
 $207,868    $1,441,475    $1,649,343
--------------------------------------

The difference between book-basis and tax-basis unrealized appreciation is primarily due to wash sale deferrals.

NOTE 5--CUSTODIAN:

IBT is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. These funds paid a commitment fee, at an annual rate of .070%, up to September 6, 2006 at which time the rate changed to .060% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding on the line of credit during the period ended October 31, 2006.

 18 MainStay Growth Equity Fund

NOTE 7--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the period ended October 31, 2006, purchases and sales of securities, other than short-term securities, were $44,618 and $19,707, respectively.

NOTE 8--CAPITAL SHARE TRANSACTIONS (IN 000'S):

Transactions in capital shares were as follows:

                           PERIOD FROM NOVEMBER 4, 2005*
                             THROUGH OCTOBER 31, 2006
                       CLASS A   CLASS B   CLASS C   CLASS I

Shares sold                5         5         5      2,418
------------------------------------------------------------
Shares redeemed           --        --        --         (9)
------------------------------------------------------------
Net increase               5         5         5      2,409
------------------------------------------------------------

* Commencement of Operations.

NOTE 9--OTHER MATTERS:

The SEC has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund, as well as the related guarantee disclosure to Fund shareholders. Discussions have been held with the SEC concerning a possible resolution of this matter. There can be no assurance at this time as to the outcome of these efforts. The MainStay Equity Index Fund is not a portfolio of Eclipse Funds Inc. or Eclipse Funds.

NOTE 10--NEW ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax provisions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management of the Funds is currently evaluating the impact that FIN 48 will have on the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of "fair value," sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2006, the Funds do not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

                                                      www.mainstayfunds.com   19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of
Eclipse Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Growth Equity Fund ("the Fund"), one of the funds constituting Eclipse Funds, Inc., as of October 31, 2006, and the related statement of operations, statement of changes in net assets and financial highlights for the period from November 4, 2005 (Inception) through October 31, 2006. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Growth Equity Fund of Eclipse Funds, Inc. as of October 31, 2006, the results of its operations, the changes in its net assets, and financial highlights for the period from November 4, 2005 (Inception) through October 31, 2006, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 21, 2006

 20 MainStay Growth Equity Fund

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at www.mainstayfunds.com; or (ii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You also can obtain and review copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

                                                      www.mainstayfunds.com   21

BOARD MEMBERS AND OFFICERS

The Board Members oversee the Fund and the Manager. Information pertaining to the Board Members and officers as of October 31, 2006, is set forth below. Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 1-800-MAINSTAY (1-800-624-6782).

                          TERM OF OFFICE,                                             NUMBER OF FUNDS  OTHER
                          POSITION(S) HELD                                            IN FUND COMPLEX  DIRECTORSHIPS
        NAME AND          WITH FUND AND      PRINCIPAL OCCUPATION(S)                  OVERSEEN BY      HELD BY
        DATE OF BIRTH     LENGTH OF SERVICE  DURING PAST FIVE YEARS                   BOARD MEMBER     BOARD MEMBER
        ------------------------------------------------------------------------------------------------------------------
BOARD MEMBERS

        LAWRENCE GLACKEN  Indefinite;        Retired.                                       21         Trustee, Eclipse
        10/22/27          Director since                                                               Funds, since 2000;
                          1990                                                                         Director, ICAP
                                                                                                       Funds, Inc., since
                                                                                                       August 2006
        ------------------------------------------------------------------------------------------------------------------
        PETER MEENAN      Indefinite;        Independent Consultant; President and          21         Trustee since 2002
        12/5/41           Director since     Chief Executive Officer, Babson-United,                   and Audit Committee
                          2002 and Audit     Inc. (financial services firm) (2000 to                   Financial Expert
                          Committee          2004); Independent Consultant (1999 to                    since 2003, Eclipse
                          Financial Expert   2000); Head of Global Funds, Citicorp                     Funds; Director and
                          since 2003         (1995 to 1999).                                           Audit Committee
                                                                                                       Financial Expert,
                                                                                                       ICAP Funds, Inc.,
                                                                                                       since August 2006
        ------------------------------------------------------------------------------------------------------------------
        ROBERT P.         Indefinite;        Retired.                                       21         Trustee, Eclipse
        MULHEARN          Director since                                                               Funds, since 2000;
        3/11/47           1990                                                                         Director, ICAP
                                                                                                       Funds, Inc., since
                                                                                                       August 2006
        ------------------------------------------------------------------------------------------------------------------
        SUSAN B. KERLEY   Indefinite;        Partner, Strategic Management Advisors         21         Chairman since 2005
        8/12/51           Chairman since     LLC (1990 to present).                                    and Trustee since
                          2005 and Director                                                            2000, Eclipse
                          since 1990                                                                   Funds; Chairman and
                                                                                                       Director, ICAP
                                                                                                       Funds, Inc., since
                                                                                                       August 2006;
                                                                                                       Trustee, Legg Mason
                                                                                                       Partners Funds,
                                                                                                       Inc.
        ------------------------------------------------------------------------------------------------------------------

                          TERM OF OFFICE,
                          POSITION(S) HELD
        NAME AND          WITH FUND AND      PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     LENGTH OF SERVICE  DURING PAST FIVE YEARS
        -------------------------------------------------------------------------------------------------
OFFICERS

        ROBERT A.         Chief Legal        Senior Managing Director, General Counsel and Secretary, New
        ANSELMI           Officer since      York Life Investment Management LLC (including predecessor
        10/19/46          2003               advisory organizations) and New York Life Investment
                                             Management Holdings LLC; Senior Vice President, New York
                                             Life Insurance Company; Vice President and Secretary,
                                             McMorgan & Company LLC; Secretary, NYLIM Service Company
                                             LLC, NYLCAP Manager LLC, Madison Capital Funding LLC and
                                             Institutional Capital LLC (since October 2006); Chief Legal
                                             Officer, Eclipse Funds, The MainStay Funds and MainStay VP
                                             Series Fund, Inc. (since 2003), McMorgan Funds (since 2005)
                                             and ICAP Funds, Inc. (since August 2006); Managing Director and Senior Counsel, Lehman Brothers Inc. (1998 to 1999);
                                             General Counsel and Managing Director, JP Morgan Investment
                                             Management Inc. (1986 to 1998).
        -------------------------------------------------------------------------------------------------

 22   MainStay Growth Equity Fund

                          TERM OF OFFICE,
                          POSITION(S) HELD
            NAME AND      WITH FUND AND      PRINCIPAL OCCUPATION(S)
         DATE OF BIRTH    LENGTH OF SERVICE  DURING PAST FIVE YEARS
        -------------------------------------------------------------------------------------------------
OFFICERS

        ARPHIELA          Treasurer and      Managing Director, Mutual Fund Accounting (since September
        ARIZMENDI         Principal          2006) and Director and Manager of Fund Accounting and
        10/26/56          Financial and      Administration (2003 to August 2006), New York Life
                          Accounting         Investment Management LLC; Treasurer and Principal Financial
                          Officer since      and Accounting Officer, Eclipse Funds, The MainStay Funds
                          2005               and McMorgan Funds (since 2005), MainStay VP Series Fund,
                                             Inc. (since March 2006) and ICAP Funds, Inc. (since August
                                             2006); Assistant Treasurer, NYLIFE Distributors LLC;
                                             Assistant Treasurer, The MainStay Funds, Eclipse Funds,
                                             Eclipse Funds Inc., MainStay VP Series Fund, Inc., and
                                             McMorgan Funds (1992 to 2005).
        -------------------------------------------------------------------------------------------------
        CHRISTOPHER O.    President since    Executive Vice President, New York Life Investment
        BLUNT             2005               Management LLC and New York Life Investment Management
        5/13/62                              Holdings LLC (since 2004); Manager and Executive Vice
                                             President, NYLIM Product Distribution, NYLIFE Distributors
                                             LLC (since 2005); Chairman, NYLIM Service Company LLC (since
                                             2005); Chairman and Class C Director, New York Life Trust
                                             Company, FSB (since 2004); Chairman, New York Life Trust
                                             Company (since 2005); President, Eclipse Funds (since 2005),
                                             The MainStay Funds (since 2005), MainStay VP Series Fund,
                                             Inc. (since July 2006) and ICAP Funds, Inc. (since August
                                             2006); Chairman and Chief Executive Officer, Giving Capital,
                                             Inc. (2001 to 2004); Chief Marketing Officer--Americas,
                                             Merrill Lynch Investment Managers (1999 to 2001); President,
                                             Mercury Funds Distributors (1999 to 2001).
        -------------------------------------------------------------------------------------------------
        PATRICK G. BOYLE  Executive Vice     Executive Vice President (since 2002) and Senior Managing
        11/24/53          President since    Director (2000 to 2002), New York Life Investment Management
                          2003               LLC (including predecessor advisory organizations) and New
                                             York Life Investment Management Holdings LLC; Director, New
                                             York Life Trust Company; Member of the Board of Managers,
                                             Madison Capital Funding LLC; Executive Vice President,
                                             Eclipse Funds (since 2003) and ICAP Funds, Inc. (since
                                             August 2006); Senior Vice President, Pension Department, New
                                             York Life Insurance Company (1991 to 2000); Director,
                                             Eclipse Funds Inc. (1990 to 2003); Trustee, New York Life
                                             Investment Management Institutional Funds (2002 to 2003).
        -------------------------------------------------------------------------------------------------
        TONY H. ELAVIA    Senior Vice        Senior Managing Director, New York Life Investment
        1/11/56           President since    Management LLC; Chief Investment Officer, NYLIM Equity
                          2005               Investors Group; Executive Vice President, New York Life
                                             Trust Company; Senior Vice President, New York Life
                                             Insurance and Annuity Corporation; Senior Vice President,
                                             Eclipse Funds (since 2005) and ICAP Funds, Inc. (since
                                             August 2006); Managing Director and Senior Portfolio
                                             Manager, Large Cap Growth team, Putnam Investments (1998 to
                                             2004).
        -------------------------------------------------------------------------------------------------
        SCOTT T.          Vice President--   Director, New York Life Investment Management LLC (including
        HARRINGTON        Administration     predecessor advisory organizations); Executive Vice
        2/8/59            since 2005         President, New York Life Trust Company and New York Life
                                             Trust Company, FSB (since January 2006); Vice
                                             President--Administration, Eclipse Funds, MainStay VP Series
                                             Fund, Inc., and The MainStay Funds (since 2005) and ICAP
                                             Funds, Inc. (since August 2006).
        -------------------------------------------------------------------------------------------------
        ALAN J.           Senior Vice        Managing Director, Chief Operating Officer and Chief
        KIRSHENBAUM       President since    Financial Officer of Retail Investments, New York Life
        6/25/71           June 2006          Investment Management LLC (since July 2006); Senior Vice
                                             President, Eclipse Funds, The MainStay Funds and MainStay VP
                                             Series Fund, Inc. (since June 2006) and ICAP Funds, Inc.
                                             (since August 2006); Chief Financial Officer, Bear Stearns
                                             Asset Management (1999 to May 2006).
        -------------------------------------------------------------------------------------------------
        ALISON H.         Vice President--   Senior Managing Director and Chief Compliance Officer (since
        MICUCCI           Compliance 2004    March 2006) and Managing Director and Chief Compliance
        12/16/65          to 2006; Senior    Officer (2003 to February 2006), New York Life Investment
                          Vice President     Management LLC and New York Life Investment Management
                          and Chief          Holdings LLC; Senior Managing Director, Compliance (since
                          Compliance         March 2006) and Managing Director, Compliance (2003 to
                          Officer since      February 2006), NYLIFE Distributors LLC; Chief Compliance
                          June 2006          Officer, NYLCAP Manager LLC; Senior Vice President and Chief
                                             Compliance Officer, Eclipse Funds, The MainStay Funds and
                                             MainStay VP Series Fund, Inc. (since June 2006) and ICAP
                                             Funds, Inc. (since August 2006); Vice President--Compliance,
                                             Eclipse Funds, The MainStay Funds and MainStay VP Series
                                             Fund, Inc. (until June 2006); Deputy Chief Compliance
                                             Officer, New York Life Investment Management LLC (2002 to
                                             2003); Vice President and Compliance Officer, Goldman Sachs
                                             Asset Management (1999 to 2002).
        -------------------------------------------------------------------------------------------------
        MARGUERITE E. H.  Secretary since    Managing Director and Associate General Counsel, New York
        MORRISON          2004               Life Investment Management LLC (since 2004); Managing
        3/26/56                              Director and Secretary, NYLIFE Distributors LLC; Secretary,
                                             Eclipse Funds, The MainStay Funds and MainStay VP Series
                                             Fund, Inc. (since 2004); and ICAP Funds, Inc. (since August
                                             2006); Chief Legal Officer--Mutual Funds and Vice President
                                             and Corporate Counsel, The Prudential Insurance Company of
                                             America (2000 to 2004).
        -------------------------------------------------------------------------------------------------

        BRIAN A. MURDOCK  Chief Executive    Member of the Board of Managers and President (since 2004)
        3/14/56           Officer since      and Chief Executive Officer (since July 2006), New York Life
                          July 2006          Investment Management LLC and New York Life Investment
                                             Management Holdings LLC; Senior Vice President, New York
                                             Life Insurance Company (since 2004); Chairman of the Board and President, NYLIFE Distributors LLC (since 2004); Member of the Board of Managers, Madison Capital Funding LLC (since
                                             2004), NYLCAP Manager LLC (since 2004) and Institutional
                                             Capital LLC (since July 2006); Chief Executive Officer,
                                             Eclipse Funds (since July 2006); Chairman and Trustee (since
                                             September 2006) and Chief Executive Officer (since July
                                             2006), The MainStay Funds; Chairman and Director (since
                                             September 2006) and Chief Executive Officer (since July
                                             2006), MainStay VP Series Fund, Inc.; Director and Chief
                                             Executive Officer, ICAP Funds, Inc. (since August 2006);
                                             Chief Operating Officer, Merrill Lynch Investment Managers
                                             (2003 to 2004); Chief Investment Officer, MLIM Europe and
                                             Asia (2001 to 2003); President, Merrill Japan and Chairman,
                                             MLIM Pacific Region (1999 to 2001).
        -------------------------------------------------------------------------------------------------

                                                    www.mainstayfunds.com     23

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay Growth Equity Fund(2)
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay Large Cap Opportunity Fund(2)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund(3)
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Manager Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay ICAP International Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(4)
Chicago, Illinois

MACKAY SHIELDS LLC(4)
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. Closed to new investors as of June 1, 2006.
4. An affiliate of New York Life Investment Management LLC.

                         Not part of the Annual Report

                       This page intentionally left blank

                       This page intentionally left blank

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)

------------------------------------------------
  Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         Eclipse Funds Inc.

(C) 2006 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-06175

NYLIM-A09805 MS377-06         (RECYCLE LOGO)                        MSGE11-12/06

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    LARGE CAP OPPORTUNITY FUND

                    Message from the President
                    and
                    Annual Report
                    October 31, 2006

MESSAGE FROM
THE PRESIDENT

Most stock and bond markets around the world provided positive total returns during the 12 months ended October 31, 2006. International stocks were exceedingly strong, with all industry sectors providing positive returns. Of course, past performance is no guarantee of future results.

On average, U.S. stocks at all capitalization levels provided double-digit total returns. According to Russell data, value stocks outperformed growth stocks for companies of all sizes. Strong growth in corporate profits contributed to the stock market's advance, and positive earnings surprises continued to outnumber negative ones. The price of oil and other commodities rose during the reporting period but softened somewhat toward the end. This helped alleviate inflation concerns, as did a noticeable softening in the housing market.

In February 2006, Dr. Ben Bernanke replaced Dr. Alan Greenspan as Chairman of the Federal Reserve Board. Although the Federal Open Market Committee continued to raise the targeted federal funds rate during the reporting period, the monetary-tightening policy that began on June 30, 2004, finally abated after the federal funds target reached 5.25% on June 29, 2006.

The effects of Federal Reserve tightening were not felt uniformly across the Treasury yield curve. Although short-term rates rose substantially during the reporting period, longer-term rates moved relatively little. At various times the yield curve inverted, and toward the end of the reporting period, the yield curve remained relatively flat. The shape of the yield curve was influenced by the reintroduction of the 30-year bond, projections of a cooler economy, Federal Reserve efforts to keep inflation in check, and an increase in buying by hedge funds, foreign banks, and other liquidity buyers. Most bond sectors provided positive total returns. High-yield corporate bonds and emerging-market debt were particularly strong.

We are pleased to inform our shareholders that on June 30, 2006, New York Life Investment Management LLC closed a definitive merger agreement with Institutional Capital Corporation (ICAP), a premier value-equity institutional investment firm based in Chicago, Illinois. In July 2006, ICAP also began serving as comanager of MainStay MAP Fund. In the fall of 2006, we added three new Funds managed by ICAP--MainStay ICAP International Fund, MainStay ICAP Select Equity Fund, and MainStay ICAP Equity Fund.

Each MainStay Fund is managed using a time-tested investment approach that includes investment strategies and processes appropriate to the Fund's investment objective. The Funds' portfolio managers seek to consistently apply this investment approach even when markets shift or company fundamentals change. In this way, the portfolio managers seek to avoid style drift and unnecessary risk exposure as they pursue long-term performance for the assets under their care.

The following report provides more detailed information about the market factors and management decisions that influenced your MainStay investment during the 12 months ended October 31, 2006. We thank you for entrusting your assets to MainStay, and we hope that you will be encouraged by the positive performance of your Fund.

Sincerely,


/s/ CHRISTOPHER O. BLUNT


Christopher O. Blunt

President


                         Not part of the Annual Report

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    LARGE CAP OPPORTUNITY FUND

                    MainStay Funds

                    Annual Report

                    October 31, 2006

TABLE OF CONTENTS

Annual Report
--------------------------------------------------------------------------------

Investment and Performance Comparison                                          5
--------------------------------------------------------------------------------

Portfolio Management Discussion and Analysis                                   9
--------------------------------------------------------------------------------

Portfolio of Investments                                                      10
--------------------------------------------------------------------------------

Financial Statements                                                          13
--------------------------------------------------------------------------------

Notes to Financial Statements                                                 18
--------------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm                       23
--------------------------------------------------------------------------------

Federal Income Tax Information                                                24
--------------------------------------------------------------------------------

Proxy Voting Policies and Procedures and Proxy Voting Record                  24
--------------------------------------------------------------------------------

Shareholder Reports and Quarterly Portfolio Disclosure                        24
--------------------------------------------------------------------------------

Board Members and Officers                                                    25

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM. PERFORMANCE DATA SHOWN EXCLUDING SALES CHARGES DOES NOT REFLECT THE DEDUCTION OF ANY SALES LOAD, WHICH, IF REFLECTED, WOULD REDUCE PERFORMANCE QUOTED.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE      SINCE
TOTAL RETURNS            YEAR    INCEPTION
------------------------------------------
With sales charges       12.71%     7.97%
Excluding sales charges  19.27     12.93

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                   MAINSTAY LARGE CAP
                                                    OPPORTUNITY FUND        RUSSELL 1000 VALUE INDEX       RUSSELL 1000 INDEX
                                                   ------------------       ------------------------       ------------------
7/29/05                                                    9450                       10000                       10000
                                                           9233                        9840                        9830
10/31/06                                                  11012                       11951                       11405

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE      SINCE
TOTAL RETURNS            YEAR    INCEPTION
------------------------------------------
With sales charges       13.22%     8.86%
Excluding sales charges  18.22     11.96

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                   MAINSTAY LARGE CAP
                                                    OPPORTUNITY FUND        RUSSELL 1000 VALUE INDEX       RUSSELL 1000 INDEX
                                                   ------------------       ------------------------       ------------------
7/29/05                                                   10000                       10000                       10000
                                                           9750                        9840                        9830
10/31/06                                                  11127                       11951                       11405

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE      SINCE
TOTAL RETURNS            YEAR    INCEPTION
------------------------------------------
With sales charges       17.10%    11.96%
Excluding sales charges  18.10     11.96

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                   MAINSTAY LARGE CAP
                                                    OPPORTUNITY FUND        RUSSELL 1000 VALUE INDEX       RUSSELL 1000 INDEX
                                                   ------------------       ------------------------       ------------------
7/29/05                                                   10000                       10000                       10000
                                                           9760                        9840                        9830
10/31/06                                                  11527                       11951                       11405

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges as explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors. The Manager may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to this agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the manager incurred the expense.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.mainstayfunds.com     5

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE      SINCE
TOTAL RETURNS            YEAR    INCEPTION
------------------------------------------
                         19.37%    13.10%

(PERFORMANCE GRAPH)

                                                   MAINSTAY LARGE CAP
                                                    OPPORTUNITY FUND        RUSSELL 1000 VALUE INDEX       RUSSELL 1000 INDEX
                                                   ------------------       ------------------------       ------------------
7/29/05                                                   10000                       10000                       10000
                                                           9780                        9840                        9830
10/31/06                                                  11675                       11951                       11405

                                                          ONE      SINCE
BENCHMARK PERFORMANCE                                    YEAR    INCEPTION
--------------------------------------------------------------------------

Russell 1000(R) Index(1)                                 16.02%    11.02%
Russell 1000(R) Value Index(1)                           21.46     15.23
Average Lipper multi-cap value fund(2)                   17.77     15.14

1. The Russell 1000(R) Value Index is an unmanaged index that measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume the reinvestment of all income and capital gains. The Russell 1000(R) Value Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
2. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 6   MainStay Large Cap Opportunity Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY LARGE CAP OPPORTUNITY FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2006, to October 31, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2006, to October 31, 2006.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended October 31, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            5/1/06            10/31/06          PERIOD(1)           10/31/06           PERIOD(1)

CLASS A SHARES                        $1,000.00         $1,065.75           $ 6.51            $1,018.75            $ 6.36
---------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                        $1,000.00         $1,061.70           $10.39            $1,015.00            $10.16
---------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                        $1,000.00         $1,060.70           $10.39            $1,015.00            $10.16
---------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                        $1,000.00         $1,066.60           $ 5.21            $1,020.00            $ 5.09
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (1.25% for Class A, 2.00% for Class B and Class C, and 1.00% for Class I) multiplied by the average account value over the period, divided by 365, multiplied by 184 (to reflect the one-half year period). In the absence of waivers and/or reimbursements, expenses would have been higher.



                                                     www.mainstayfunds.com     7

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2006

(COMPOSITION PIE CHART)

                             SHORT-TERM
                             INVESTMENTS
                            (COLLATERAL           LIABILITIES
                               FROM                IN EXCESS
                             SECURITIES             OF CASH
                             LENDING IS            AND OTHER
COMMON STOCKS                   9.6%)               ASSETS
-------------                ----------           ----------
   98.5                         9.6                  (8.1)


See Portfolio of Investments on page 10 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2006 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  ExxonMobil Corp.
 2.  Citigroup, Inc.
 3.  Bank of America Corp.
 4.  Pfizer, Inc.
 5.  Procter & Gamble Co. (The)
 6.  Merck & Co., Inc.
 7.  Morgan Stanley
 8.  Merrill Lynch & Co., Inc.
 9.  U.S. Bancorp
10.  JPMorgan Chase & Co.

 8   MainStay Large Cap Opportunity Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Daniel Glickman and Victor Samoilovich of New York Life Investment Management LLC

HOW DID MAINSTAY LARGE CAP OPPORTUNITY FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12-MONTHS ENDED OCTOBER 31, 2006?

Excluding all sales charges, MainStay Large Cap Opportunity Fund returned 19.27% for Class A shares, 18.22% for Class B shares, and 18.10% for Class C shares for the 12 months ended October 31, 2006. Over the same period, the Fund's Class I shares returned 19.37%. All share classes underperformed the 21.46% return of the Russell 1000(R) Value Index(1), the Fund's broad-based securities-market index, for the 12-month period. All share classes outperformed the 17.77% return of the average Lipper(2) multi-cap value fund for the 12 months ended October 31, 2006.

DURING THE REPORTING PERIOD, WHICH SECTORS WERE THE STRONGEST CONTRIBUTORS TO THE FUND'S RELATIVE PERFORMANCE AND WHICH SECTORS DETRACTED?

The sectors that contributed the most to the Fund's performance relative to the Russell 1000(R) Value Index were information technology and energy. Telecommunication services, utilities, and consumer discretionary were among the sectors that detracted most from the Fund's relative results.

WHICH STOCKS WERE STRONG CONTRIBUTORS DURING THE REPORTING PERIOD AND WHICH ONES WERE WEAK?

Of the securities held in the Fund, ExxonMobil, Merck & Company, and Pfizer were the top contributors to the Fund's absolute performance. Major detractors included ConocoPhillips, Ford Motor, and Lear. Since the Fund holds approximately 100 securities, no single stock will have a significant impact on the Fund's performance relative to the Index.

WERE THERE ANY OTHER MAJOR FACTORS THAT AFFECTED THE FUND'S PERFORMANCE?

On the positive side, value stocks outperformed growth stocks within the large-capitalization segment of the stock market during the reporting period. On the other hand, the small-cap stocks of the Russell 2000(R) Index(3) outperformed the large-cap stocks of the Russell 1000(R) Index(4) during the reporting period.

WERE THERE ANY PURCHASES OR SALES DURING THE REPORTING PERIOD?

The Fund seeks stocks with attractive relative valuations, strong operating results, and positive price trends. Among the stocks that fit the Fund's purchase criteria during the reporting period were Goldman Sachs and Loews. Securities that were sold included Freescale Semiconductor and AmeriCredit--both because of unattractive relative valuations, weakening operating results, and deteriorating price trends.

WERE THERE ANY CHANGES IN THE FUND'S SECTOR POSITIONING DURING THE REPORTING PERIOD?

Weighting changes in the Fund are due to the Fund's proprietary quantitative security-selection process. During the reporting period, the Fund increased its weightings relative to the Russell 1000(R) Value Index in the financials and consumer staples sectors. The Fund reduced its relative weightings in the consumer discretionary and energy sectors.

At the end of October 2006, the Fund held overweighted positions relative to the Russell 1000(R) Value Index in industrials and financials and underweighted positions in telecommunication services and utilities.


The principal risk of investing in value stocks is that they may never reach what the portfolio manager believes is their full value or they may even go down in value. The Fund may experience a portfolio turnover rate of more than 100% and may generate taxable short-term capital gains. The Fund's use of securities lending presents the risk of default by the borrower, which may result in a loss to the Fund.
1. See footnote on page 6 for more information on the Russell 1000(R) Value
   Index.
2. See footnote on page 6 for more information on Lipper Inc.
3. The Russell 2000(R) Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index which, in turn, is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
4. See footnote 1 on page 6 for more information on the Russell 1000(R) Index.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

                                                     www.mainstayfunds.com     9

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2006


                                                       SHARES        VALUE
COMMON STOCKS (98.5%)+
--------------------------------------------------------------------------
AEROSPACE & DEFENSE (2.3%)
Northrop Grumman Corp.                                    893   $   59,286
Raytheon Co.                                            1,097       54,795
                                                                ----------
                                                                   114,081
                                                                ----------
AUTO COMPONENTS (1.0%)
Autoliv, Inc.                                             874       49,704
                                                                ----------
BEVERAGES (1.4%)
Coca-Cola Co. (The)                                     1,517       70,874
                                                                ----------

CAPITAL MARKETS (10.2%)
Bank of New York Co., Inc. (The)                        1,782       61,247
Bear Stearns Cos., Inc. (The)                             361       54,637
Goldman Sachs Group, Inc. (The)                           321       60,923
Lehman Brothers Holdings, Inc.                            934       72,703
Mellon Financial Corp.                                  1,195       46,366
V  Merrill Lynch & Co., Inc.                            1,058       92,490
V  Morgan Stanley                                       1,255       95,920
Northern Trust Corp.                                      501       29,419
                                                                ----------
                                                                   513,705
                                                                ----------
COMMERCIAL BANKS (4.9%)
Commerce Bancshares, Inc.                                 969       47,975
M&T Bank Corp.                                            435       52,987
National City Corp.                                     1,634       60,867
V  U.S. Bancorp                                         2,578       87,240
                                                                ----------
                                                                   249,069
                                                                ----------
COMMERCIAL SERVICES & SUPPLIES (1.9%)
Republic Services, Inc.                                 1,123       46,054
Waste Management, Inc.                                  1,280       47,974
                                                                ----------
                                                                    94,028
                                                                ----------
COMMUNICATIONS EQUIPMENT (0.5%)
Polycom, Inc. (a)                                         932       25,537
                                                                ----------
COMPUTERS & PERIPHERALS (1.5%)
Hewlett-Packard Co.                                     1,950       75,543
                                                                ----------

DIVERSIFIED FINANCIAL SERVICES (11.2%)
V  Bank of America Corp.                                3,942      212,356
CIT Group, Inc.                                         1,077       56,058
V  Citigroup, Inc.                                      4,239      212,628
V  JPMorgan Chase & Co.                                 1,731       82,119
                                                                ----------
                                                                   563,161
                                                                ----------
DIVERSIFIED TELECOMMUNICATION SERVICES (1.0%)
CenturyTel, Inc.                                        1,238       49,817
                                                                ----------


                                                       SHARES        VALUE
ELECTRIC UTILITIES (1.2%)
Entergy Corp.                                             709   $   60,853
                                                                ----------

ELECTRICAL EQUIPMENT (0.9%)
Emerson Electric Co.                                      558       47,095
                                                                ----------

FOOD PRODUCTS (1.2%)
General Mills, Inc.                                     1,048       59,547
                                                                ----------

HEALTH CARE PROVIDERS & SERVICES (3.2%)
Aetna, Inc.                                             1,338       55,152
AmerisourceBergen Corp.                                 1,118       52,770
CIGNA Corp.                                               462       54,045
                                                                ----------
                                                                   161,967
                                                                ----------
HOUSEHOLD PRODUCTS (5.9%)
Clorox Co. (The)                                          810       52,294
Colgate-Palmolive Co. (b)                                 514       32,881
Kimberly-Clark Corp.                                      828       55,079
V  Procter & Gamble Co. (The)                           2,505      158,792
                                                                ----------
                                                                   299,046
                                                                ----------
INSURANCE (10.2%)
AFLAC, Inc. (b)                                            23        1,033
Allstate Corp. (The)                                    1,167       71,607
Cincinnati Financial Corp.                              1,028       46,928
Genworth Financial, Inc. Class A                        1,629       54,474
Lincoln National Corp.                                    909       57,549
Loews Corp.                                             1,527       59,431
Old Republic International Corp.                        2,181       49,138
Principal Financial Group, Inc.                         1,026       57,959
Prudential Financial, Inc.                                884       68,006
Torchmark Corp.                                           794       48,974
                                                                ----------
                                                                   515,099
                                                                ----------
INTERNET & CATALOG RETAIL (2.0%)
Expedia, Inc. (a)                                       3,015       48,994
IAC/InterActiveCorp (a)(b)                              1,638       50,745
                                                                ----------
                                                                    99,739
                                                                ----------
MACHINERY (2.1%)
Deere & Co. (b)                                           678       57,718
SPX Corp.                                                 863       49,640
                                                                ----------
                                                                   107,358
                                                                ----------
MEDIA (2.5%)
CBS Corp. Class B                                       2,074       60,022
Clear Channel Communications, Inc. (b)                  1,831       63,810
                                                                ----------
                                                                   123,832
                                                                ----------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

 10   MainStay Large Cap Opportunity Fund             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                       SHARES        VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------
METALS & MINING (2.3%)
Nucor Corp.                                             1,077   $   62,908
United States Steel Corp.                                 805       54,418
                                                                ----------
                                                                   117,326
                                                                ----------
MULTILINE RETAIL (0.9%)
Dillard's, Inc. Class A (b)                             1,580       47,669
J.C. Penney Co., Inc.                                       5          376
                                                                ----------
                                                                    48,045
                                                                ----------
MULTI-UTILITIES (1.5%)
Duke Energy Corp. (b)                                   2,338       73,974
                                                                ----------

OIL, GAS & CONSUMABLE FUELS (14.7%)
Anadarko Petroleum Corp.                                1,441       66,891
Devon Energy Corp.                                      1,061       70,917
V  ExxonMobil Corp.                                     8,460      604,213
                                                                ----------
                                                                   742,021
                                                                ----------
PHARMACEUTICALS (5.6%)
V  Merck & Co., Inc.                                    2,150       97,653
V  Pfizer, Inc.                                         6,857      182,739
                                                                ----------
                                                                   280,392
                                                                ----------
REAL ESTATE INVESTMENT TRUSTS (0.9%)
Annaly Capital Management, Inc.                            54          708
New Century Financial Corp. (b)                         1,150       45,287
                                                                ----------
                                                                    45,995
                                                                ----------
ROAD & RAIL (3.4%)
Avis Budget Group, Inc.                                   114        2,256
CSX Corp.                                               1,521       54,254
Norfolk Southern Corp.                                  1,129       59,352
Union Pacific Corp.                                       615       55,737
                                                                ----------
                                                                   171,599
                                                                ----------
SPECIALTY RETAIL (0.9%)
Circuit City Stores, Inc.                               1,700       45,866
                                                                ----------

THRIFTS & MORTGAGE FINANCE (0.9%)
Astoria Financial Corp.                                 1,555       45,111
                                                                ----------

TOBACCO (1.4%)
Altria Group, Inc.                                        208       16,917
Reynolds American, Inc. (b)                               853       53,875
                                                                ----------
                                                                    70,792
                                                                ----------
TRADING COMPANIES & DISTRIBUTORS (0.0%)++
GATX Corp.                                                 32        1,394
                                                                ----------


                                                       SHARES        VALUE
WIRELESS TELECOMMUNICATION SERVICES (0.9%)
Crown Castle International Corp. (a)(b)                 1,382   $   46,504
                                                                ----------
Total Common Stocks
 (Cost $4,297,699)                                               4,969,074
                                                                ----------
                                                    PRINCIPAL
                                                       AMOUNT
SHORT-TERM INVESTMENTS (9.6%)
--------------------------------------------------------------------------
COMMERCIAL PAPER (0.9%)
Fairway Finance Corp.
 5.289%, due 11/20/06 (c)                           $  25,668       25,668
Greyhawk Funding
 5.286%, due 11/13/06 (c)                              10,696       10,696
Jupiter Securitization Corp.
 5.303%, due 11/14/06 (c)                              10,696       10,696
                                                                ----------
Total Commercial Paper
 (Cost $47,060)                                                     47,060
                                                                ----------

                                                       SHARES
INVESTMENT COMPANY (2.5%)
BGI Institutional Money Market Fund (c)               127,724      127,724
                                                                ----------
Total Investment Company
 (Cost $127,724)                                                   127,724
                                                                ----------
                                                    PRINCIPAL
                                                       AMOUNT
REPURCHASE AGREEMENT (0.6%)
Morgan Stanley & Co.
 5.42%, dated 10/31/06
 due 11/1/06
 Proceeds at Maturity $27,935
 (Collateralized by various Corporate Bonds,
 with rates between 0%-8.40% and
 maturity dates between 1/30/07-6/15/34,
 with a Principal Amount of
 $28,252 and a Market Value
 of $29,042) (c)                                    $  27,931       27,931
                                                                ----------
Total Repurchase Agreement
 (Cost $27,931)                                                     27,931
                                                                ----------
TIME DEPOSITS (5.6%)
Banco Bilbao Vizcaya Argentaria S.A.
 5.30%, due 1/9/07 (c)                                 21,390       21,390
Bank of America
 5.27%, due 11/21/06 (c)(d)                            21,390       21,390
Bank of Montreal
 5.28%, due 11/27/06 (c)                               21,390       21,390

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    11

                                                    PRINCIPAL
                                                       AMOUNT        VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------
TIME DEPOSITS (CONTINUED)
Bank of Nova Scotia
 5.30%, due 11/10/06 (c)                            $  21,390   $   21,390
Barclays
 5.32%, due 1/18/07 (c)                                21,390       21,390
Deutsche Bank AG
 5.27%, due 11/9/06 (c)                                14,973       14,973
Fortis Bank
 5.27%, due 11/6/06 (c)                                42,780       42,780
Halifax Bank of Scotland
 5.30%, due 1/10/07 (c)                                21,390       21,390
Lloyds TSB Bank PLC
 5.30%, due 12/21/06 (c)                               21,390       21,390
Royal Bank of Canada
 5.30%, due 12/22/06 (c)                               21,390       21,390
Royal Bank of Scotland
 5.29%, due 12/12/06 (c)                               21,390       21,390
Skandinaviska Enskilda Banken AB
 5.31%, due 11/3/06 (c)                                21,390       21,390
UBS AG
 5.28%, due 12/5/06 (c)                                10,696       10,696
                                                                ----------
Total Time Deposits
 (Cost $282,349)                                                   282,349
                                                                ----------
Total Short-Term Investments
 (Cost $485,064)                                                   485,064
                                                                ----------
Total Investments
 (Cost $4,782,763) (e)                                  108.1%   5,454,138(f)
Liabilities in Excess of
 Cash and Other Assets                                   (8.1)    (410,519)
                                                    ---------   ----------
Net Assets                                              100.0%  $5,043,619
                                                    =========   ==========

++   Less than one tenth of a percent.
(a)  Non-income producing security.
(b)  Represents a security, or a portion thereof, which is out on loan.
(c)  Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(d)  Floating rate. Rate shown is the rate in effect at October 31, 2006.
(e)  The cost for federal income tax purposes is $4,835,094.
(f)  At October 31, 2006 net unrealized appreciation was $619,044, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $620,610 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $1,566.

 12   MainStay Large Cap Opportunity Fund             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2006

ASSETS:
Investment in securities, at value
  (identified cost $4,782,763) including
  $468,910 market value of securities loaned      $5,454,138
Cash                                                  43,757
Receivables:
  Manager                                             65,558
  Dividends and interest                               8,135
Other assets                                           2,042
                                                  -----------
    Total assets                                   5,573,630
                                                  -----------
LIABILITIES:
Securities lending collateral                        485,064
Payables:
  Shareholder communication                           26,854
  Professional fees                                   10,557
  Custodian                                            4,593
  Offering costs                                         935
  NYLIFE Distributors (See Note 3)                       139
  Directors                                              138
Accrued expenses                                       1,731
                                                  -----------
    Total liabilities                                530,011
                                                  -----------
Net assets                                        $5,043,619
                                                  ===========

COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001 per share)
  1 billion shares authorized:
  Class A                                         $        7
  Class B                                                  6
  Class C                                                  6
  Class I                                                416
Additional paid-in capital                         3,959,210
Accumulated undistributed net investment income       65,285
Accumulated net realized gain on investments and
  futures transactions                               347,314
Net unrealized appreciation on investments           671,375
                                                  -----------
Net assets                                        $5,043,619
                                                  ===========
CLASS A
Net assets applicable to outstanding shares       $   80,396
                                                  ===========
Shares of capital stock outstanding                    6,942
                                                  ===========
Net asset value per share outstanding             $    11.58
Maximum sales charge (5.50% of offering price)          0.67
                                                  -----------
Maximum offering price per share outstanding      $    12.25
                                                  ===========
CLASS B
Net assets applicable to outstanding shares       $   68,961
                                                  ===========
Shares of capital stock outstanding                    6,003
                                                  ===========
Net asset value and offering price per share
  outstanding                                     $    11.49
                                                  ===========
CLASS C
Net assets applicable to outstanding shares       $   72,492
                                                  ===========
Shares of capital stock outstanding                    6,311
                                                  ===========
Net asset value and offering price per share
  outstanding                                     $    11.49
                                                  ===========
CLASS I
Net assets applicable to outstanding shares       $4,821,770
                                                  ===========
Shares of capital stock outstanding                  416,108
                                                  ===========
Net asset value and offering price per share
  outstanding                                     $    11.59
                                                  ===========

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    13

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2006

INVESTMENT INCOME:
INCOME:
  Dividends                                       $  142,446
  Interest                                            10,650
  Income from securities loaned--net                   1,046
                                                  -----------
    Total income                                     154,142
                                                  -----------
EXPENSES:
  Offering                                            64,424
  Manager (See Note 3)                                46,218
  Shareholder communication                           33,338
  Professional fees                                   20,283
  Custodian                                           16,603
  Registration                                         1,464
  Distribution--Class B (See Note 3)                     430
  Distribution--Class C (See Note 3)                     482
  Directors                                              851
  Distribution/Service--Class A (See Note 3)             158
  Service--Class B (See Note 3)                          143
  Service--Class C (See Note 3)                          161
  Portfolio pricing                                      262
  Miscellaneous                                        6,569
                                                  -----------
    Total expenses before waiver/reimbursement       191,386
  Expense waiver/reimbursement from Manager (See
    Note 3)                                         (123,987)
                                                  -----------
    Net expenses                                      67,399
                                                  -----------
Net investment income                                 86,743
                                                  -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on:
  Security transactions                              345,167
  Futures transactions                                10,015
                                                  -----------
Net realized gain on investments and futures
  transactions                                       355,182
                                                  -----------
Net change in unrealized depreciation on
  investments                                        767,636
                                                  -----------
Net realized and unrealized gain on investments
  and futures transactions                         1,122,818
                                                  -----------
Net increase in net assets resulting from
  operations                                      $1,209,561
                                                  ===========

 14   MainStay Large Cap Opportunity Fund             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED OCTOBER 31, 2006 AND THE PERIOD JULY 29, 2005 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 2005

                                                2006         2005
INCREASE IN NET ASSETS:
Operations:
 Net investment income                   $    86,743   $   10,291
 Net realized gain (loss) on
  investments and futures transactions       355,182       (8,312)
 Net change in unrealized depreciation
  on investments and futures
  transactions                               767,636      (96,261)
                                         ------------------------
 Net increase (decrease) in net assets
  resulting from operations                1,209,561      (94,282)
                                         ------------------------

Dividends to shareholders:
 From net investment income:
   Class A                                      (319)          --
   Class B                                      (162)          --
   Class C                                      (173)          --
   Class I                                   (30,651)          --
                                         ------------------------
 Total dividends to shareholders             (31,305)          --
                                         ------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                                    26,057       50,000
   Class B                                    10,658       50,000
   Class C                                    10,191       53,000
   Class I                                 8,790,407    4,130,964
 Net asset value of shares issued to shareholders
  in reinvestment of dividends:
   Class A                                       319           --
   Class B                                       162           --
   Class C                                       173           --
   Class I                                    30,651           --
                                         ------------------------
                                           8,868,618    4,283,964
 Cost of shares redeemed:
   Class A                                    (5,619)          --
   Class I                                (9,187,232)         (86)
                                         ------------------------
                                          (9,192,851)         (86)
    Increase (decrease) in net assets
     derived from capital share
     transactions                           (324,233)   4,283,878
                                         ------------------------
    Net increase in net assets               854,023    4,189,596

                                                2006         2005

NET ASSETS:
Beginning of period                      $ 4,189,596   $       --
                                         ------------------------
End of period                            $ 5,043,619   $4,189,596
                                         ========================
Accumulated undistributed net
 investment income at end of period      $    65,285   $   17,855
                                         ========================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    15

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                      CLASS A                           CLASS B
                                            ----------------------------      ----------------------------
                                                              JULY 29,                          JULY 29,
                                               YEAR             2005*            YEAR             2005*
                                               ENDED           THROUGH           ENDED           THROUGH
                                            OCTOBER 31,      OCTOBER 31,      OCTOBER 31,      OCTOBER 31,
                                               2006             2005             2006             2005
Net asset value at beginning of period        $ 9.77           $10.00           $ 9.75           $10.00
                                            -----------      -----------      -----------      -----------
Net investment income (loss) (a)                0.12             0.02             0.04            (0.00)(b)
Net realized and unrealized gain (loss) on
  investments                                   1.75            (0.25)            1.73            (0.25)
                                            -----------      -----------      -----------      -----------
Total from investment operations                1.87            (0.23)            1.77            (0.25)
                                            -----------      -----------      -----------      -----------
Less dividends:
  From net investment income                   (0.06)              --            (0.03)              --
                                            -----------      -----------      -----------      -----------
Net asset value at end of period              $11.58           $ 9.77           $11.49           $ 9.75
                                            ===========      ===========      ===========      ===========
Total investment return (c)                    19.27%           (2.30%)(d)       18.22%           (2.50%)(d)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income (loss)                  1.13%            0.71% +          0.39%           (0.04%)+
  Net expenses                                  1.25%            1.25% +          2.00%            2.00% +
  Expenses (before waiver/reimbursement)        3.13%            3.39% +          3.88%            4.14% +
Portfolio turnover rate                          215%              17%             215%              17%
Net assets at end of period (in 000's)        $   80           $   49           $   69           $   49

*    Commencement of operations.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Less than one cent per share.
(c)  Total return in calculated exclusive of sales charges. Class I is not subject to sales charges.
(d)  Total return is not annualized.

 16   MainStay Large Cap Opportunity Fund             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                 CLASS C                                             CLASS I
-----------------------------------------              ------------------------------------
                               JULY 29,                                          JULY 29,
        YEAR                     2005*                    YEAR                     2005*
        ENDED                   THROUGH                   ENDED                   THROUGH
     OCTOBER 31,              OCTOBER 31,              OCTOBER 31,              OCTOBER 31,
        2006                     2005                     2006                     2005
       $ 9.76                   $10.00                   $ 9.78                   $10.00
     -----------              -----------              -----------              -----------
         0.04                    (0.00)(b)                 0.14                     0.02
         1.72                    (0.24)                    1.74                    (0.24)
     -----------              -----------              -----------              -----------
         1.76                    (0.24)                    1.88                    (0.22)
     -----------              -----------              -----------              -----------
        (0.03)                      --                    (0.07)                      --
     -----------              -----------              -----------              -----------
       $11.49                   $ 9.76                   $11.59                   $ 9.78
     ===========              ===========              ===========              ===========
        18.10%                   (2.40%)(d)               19.37%                   (2.20%)(d)
         0.38%                   (0.04%)+                  1.33%                    0.96% +
         2.00%                    2.00% +                  1.00%                    1.00% +
         3.88%                    4.14% +                  2.88%                    3.14% +
          215%                      17%                     215%                      17%
       $   72                   $   52                   $4,822                   $4,040

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    17

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

Eclipse Funds Inc. (the "Company"), was incorporated in the state of Maryland on September 21, 1990. The Company is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end management investment company and is comprised of eighteen funds (collectively referred to as the "Funds"). These financial statements and notes relate to the MainStay Large Cap Opportunity Fund (the "Fund"), a diversified fund.

The Fund currently offers four classes of shares. Distribution of Class A shares, Class B shares, Class C shares and Class I shares commenced on July 29, 2005. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are not subject to sales charge. The four classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that Class B and Class C shares are subject to higher distribution fee rates than Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee.

The Fund's investment objective is to seek high total return.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"); such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Board of Directors to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: a security the trading for which has been halted or suspended; a debt security that has recently gone into default and for which there is not current market quotation; a security of an issuer that has entered into a restructuring; a security that has been de-listed from a national exchange; a security that market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's investment adviser or sub-adviser (if applicable), reflect the security's market value; a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At October 31, 2006, the Fund did not hold securities that were valued in such manner.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. By so doing, the Fund will be relieved from all or substantially all of federal and state income and excise taxes.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

 18   MainStay Large Cap Opportunity Fund

The following table discloses the current year reclassifications between accumulated undistributed net investment income, accumulated net realized gain on investments and additional paid-in-capital arising from permanent differences; net assets at October 31, 2006, are not affected.

     ACCUMULATED       ACCUMULATED
    UNDISTRIBUTED      NET REALIZED   ADDITIONAL
   NET INVESTMENT        GAIN ON       PAID-IN
       INCOME          INVESTMENTS     CAPITAL
      $(8,008)            $444          $7,564
------------------------------------------------

The reclassifications for the Fund are primarily due to real estate trust distributions.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities, other than short-term securities, purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Company are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and expenses incurred under the distribution plans further discussed in Note 3 on page 19) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(G) FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a securities index. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund invests in stock index futures contracts to gain full exposure to changes in stock market prices to fulfill its investment objective.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

(H) REPURCHASE AGREEMENTS. When the Fund invests in repurchase agreements, the Fund's custodian and other banks acting in a sub-custodian capacity take possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(I) SECURITIES LENDING. In order to realize additional income the Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and

                                                    www.mainstayfunds.com     19
dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. (See Note 5 on page 21.)

(J) OFFERING COSTS. Costs incurred by the Fund in connection with the commencement of the Funds' operations were amortized on a straight line basis over twelve months.

(K) INDEMNIFICATIONS. In the normal course of business, the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER. New York Life Investment Management LLC ("NYLIM" or "Manager"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager. The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Fund is advised by the Manager directly, without a subadvisor.

The Fund pays the Manager a monthly fee for services performed and the facilities furnished at an annual percentage rate of 0.70% of the Fund's average daily net assets. The Manager has entered into a written expense limitation agreement, under which the Manager has agreed to reimburse the expenses of the Fund so that total operating expenses (total annual fund operating expenses excluding taxes, interest, litigation, extraordinary expenses and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed, on an annualized basis, 1.25% of the average daily net assets of Class A shares. An equivalent reimbursement, in an equal amount of basis points, will be applied to the other share classes. The Manager, within three years of incurring such expenses, may recoup the amount of any management fee waiver or expense reimbursement from the Fund pursuant to this agreement if such recoupment does not cause the Fund to exceed the expense limitations. This expense limitation may be modified or terminated only with the approval of the Board of Trustees. For the year ended October 31, 2006, the manager earned fees from the Fund in the amount of $46,218 and waived/ reimbursed its fees in the amount of $123,987.

As of October 31, 2006, the amounts of waived/reimbursed fees that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:

       OCTOBER 31,
          2009        TOTAL
        $123,987     $123,987
       ----------------------

Investors Bank & Trust Company, 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts 02116 ("IBT") provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, IBT is compensated by NYLIM.

(B) DISTRIBUTION OF SERVICE FEES. NYLIFE Distributors LLC (the "Distributor") serves as the Funds' distributor and principal underwriter to the Fund. The Fund, with respect to each class of shares, other than Class I shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B and Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for the distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $46 for the year ended October 31, 2006. The Fund was also advised that the Distributor did not retain any contingent deferred sales

 20   MainStay Large Cap Opportunity Fund
charges on redemptions of Class A, Class B and Class C shares, for the year ended October 31, 2006.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. The Fund did not have any transfer agent expenses for the year ended October 31, 2006.

(E) INDEPENDENT DIRECTORS FEES. For the year ended October 31, 2006, Non-Interested Directors were paid an annual retainer of $40,000 and an additional annual fee of $40,000 in connection with attendance at Board meetings, plus reimbursement for travel and out-of-pocket expenses. The chairman of the Board of Directors receives an additional retainer of $20,000 annually and the Audit Committee Chair receives an additional retainer of $15,000 annually. The retainers are paid in the aggregate for the Company and other registered investment companies managed by NYLIM that are served by the Directors. Prior to January 1, 2006, Non-Interested Directors were paid an annual retainer of $62,000 plus reimbursement for travel and out-of-pocket expenses. The Chairman and the Audit Committee Chair each received an additional annual retainer of $10,000. The retainers were paid in the aggregate for the Company and other registered investment companies managed by NYLIM that are served by the Chairman and Audit Committee Chair.

(F) CAPITAL. At October 31, 2006, New York Life and its affiliates owned a significant number of shares of the Fund with value and percentages of net assets of $4,996,219 and 99.1%, respectively.

From time to time, the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

(G) OTHER. Pursuant to an Amended and Restated Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the Fund. For the year ended October 31, 2006, these fees, which are included in Professional fees shown on the Statement of Operations, were $462.

NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2006, the components of accumulated gain/(loss) on a tax basis were as follows:

                                           TOTAL
ORDINARY   ACCUMULATED    UNREALIZED    ACCUMULATED
 INCOME       GAINS      APPRECIATION      GAIN
$378,906     $86,024       $619,044     $1,083,974
---------------------------------------------------

The difference between book-basis and tax-basis unrealized appreciation is primarily due to wash sales deferrals.

The Fund utilized $7,814 of capital loss carryforwards during the year ended October 31, 2006.

Dividends to shareholders from net investment income shown in the Statement of Changes in Net Assets represent tax basis distributions of ordinary income.

NOTE 5--FUND SECURITIES LOANED:

As of October 31, 2006 the Fund had securities on loan with an aggregate market value of $468,910. The Fund received $485,064 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures. Securities purchased with collateral received are valued at amortized cost.

NOTE 6--CUSTODIAN:

IBT is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 7--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. These funds paid a commitment fee, at an annual rate of .070%, up to September 6, 2006 at which time the rate changed to .060% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding on the line of credit during the year ended October 31, 2006.

NOTE 8--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2006, purchases and sales of securities, other than short-term securities, were $13,712 and $14,009, respectively.

                                                    www.mainstayfunds.com     21

NOTE 9--CAPITAL SHARE TRANSACTIONS (IN 000'S):

Transactions in capital shares were as follows:

                                    YEAR ENDED
                                 OCTOBER 31, 2006
                       CLASS A   CLASS B   CLASS C   CLASS I

Shares sold                3         1         1       836
------------------------------------------------------------
Shares issued in
  reinvestment of
  dividend and
  distributions           --(a)     --(a)     --(a)      3
------------------------------------------------------------
                           3         1         1       839
Shares redeemed           (1)       --        --      (836)
------------------------------------------------------------
Net increase               2         1         1         3
------------------------------------------------------------

                               PERIOD FROM JULY 29*
                             THROUGH OCTOBER 31, 2005
                       CLASS A   CLASS B   CLASS C   CLASS I

Shares sold                5         5         5       413
------------------------------------------------------------
Shares redeemed           --        --        --        --(a)
------------------------------------------------------------
Net increase               5         5         5       413
------------------------------------------------------------

*   Commencement of Operations.
(a) Less than one thousand shares.

NOTE 10--OTHER MATTERS:

The SEC has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund, as well as the related guarantee disclosure to Fund shareholders. Discussions have been held with the SEC concerning a possible resolution of this matter. There can be no assurance at this time as to the outcome of these efforts. The MainStay Equity Index Fund is not a portfolio of Eclipse Funds Inc. or Eclipse Funds.

NOTE 11--NEW ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax provisions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management of the Funds is currently evaluating the impact that FIN 48 will have on the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of "fair value," sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2006, the Funds do not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

 22   MainStay Large Cap Opportunity Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of
Eclipse Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay Large Cap Opportunity Fund ("the Fund"), one of the funds comprising Eclipse Funds, Inc., as of October 31, 2006, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and the period from July 29, 2005 (Inception) through October 31, 2005. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MainStay Large Cap Opportunity Fund of Eclipse Funds, Inc. as of October 31, 2006, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for the year then ended and the period from July 29, 2005 (Inception) through October 31, 2005, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 21, 2006

                                                    www.mainstayfunds.com     23

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The dividends paid by the Fund during the fiscal year ended October 31, 2006, should be multiplied by 47.1% to arrive at the amount eligible for qualified dividend income, 0.2% for the amount eligible for qualified interest income and 52.6% for the corporate dividends received deduction.

In January 2007, shareholders will receive on IRS Form 1099-DIV or substitute Form 1099 the federal tax status of the distributions received by shareholders in calendar year 2006. The amounts that will be reported on such 1099-DIV will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year end October 31, 2006.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at www.mainstayfunds.com; or (ii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

 24   MainStay Large Cap Opportunity Fund

BOARD MEMBERS AND OFFICERS

The Board Members oversee the Fund and the Manager. Information pertaining to the Board Members and officers as of October 31, 2006, is set forth below. Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 1-800-MAINSTAY (1-800-624-6782).

                          TERM OF OFFICE,                                             NUMBER OF FUNDS  OTHER
                          POSITION(S) HELD                                            IN FUND COMPLEX  DIRECTORSHIPS
        NAME AND          WITH FUND AND      PRINCIPAL OCCUPATION(S)                  OVERSEEN BY      HELD BY
        DATE OF BIRTH     LENGTH OF SERVICE  DURING PAST FIVE YEARS                   BOARD MEMBER     BOARD MEMBER
        ------------------------------------------------------------------------------------------------------------------
BOARD MEMBERS

        LAWRENCE GLACKEN  Indefinite;        Retired.                                       21         Trustee, Eclipse
        10/22/27          Director since                                                               Funds, since 2000;
                          1990                                                                         Director, ICAP
                                                                                                       Funds, Inc., since
                                                                                                       August 2006
        ------------------------------------------------------------------------------------------------------------------
        PETER MEENAN      Indefinite;        Independent Consultant; President and          21         Trustee since 2002
        12/5/41           Director since     Chief Executive Officer, Babson-United,                   and Audit Committee
                          2002 and Audit     Inc. (financial services firm) (2000 to                   Financial Expert
                          Committee          2004); Independent Consultant (1999 to                    since 2003, Eclipse
                          Financial Expert   2000); Head of Global Funds, Citicorp                     Funds; Director and
                          since 2003         (1995 to 1999).                                           Audit Committee
                                                                                                       Financial Expert,
                                                                                                       ICAP Funds, Inc.,
                                                                                                       since August 2006
        ------------------------------------------------------------------------------------------------------------------
        ROBERT P.         Indefinite;        Retired.                                       21         Trustee, Eclipse
        MULHEARN          Director since                                                               Funds, since 2000;
        3/11/47           1990                                                                         Director, ICAP
                                                                                                       Funds, Inc., since
                                                                                                       August 2006
        ------------------------------------------------------------------------------------------------------------------
        SUSAN B. KERLEY   Indefinite;        Partner, Strategic Management Advisors         21         Chairman since 2005
        8/12/51           Chairman since     LLC (1990 to present).                                    and Trustee since
                          2005 and Director                                                            2000, Eclipse
                          since 1990                                                                   Funds; Chairman and
                                                                                                       Director, ICAP
                                                                                                       Funds, Inc., since
                                                                                                       August 2006;
                                                                                                       Trustee, Legg Mason
                                                                                                       Partners Funds,
                                                                                                       Inc.
        ------------------------------------------------------------------------------------------------------------------

                          TERM OF OFFICE,
                          POSITION(S) HELD
        NAME AND          WITH FUND AND      PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     LENGTH OF SERVICE  DURING PAST FIVE YEARS
        -------------------------------------------------------------------------------------------------
OFFICERS

        ROBERT A.         Chief Legal        Senior Managing Director, General Counsel and Secretary, New
        ANSELMI           Officer since      York Life Investment Management LLC (including predecessor
        10/19/46          2003               advisory organizations) and New York Life Investment
                                             Management Holdings LLC; Senior Vice President, New York
                                             Life Insurance Company; Vice President and Secretary,
                                             McMorgan & Company LLC; Secretary, NYLIM Service Company
                                             LLC, NYLCAP Manager LLC, Madison Capital Funding LLC and
                                             Institutional Capital LLC (since October 2006); Chief Legal
                                             Officer, Eclipse Funds, The MainStay Funds and MainStay VP
                                             Series Fund, Inc. (since 2003), McMorgan Funds (since 2005)
                                             and ICAP Funds, Inc. (since August 2006); Managing Director and Senior Counsel, Lehman Brothers Inc. (1998 to 1999);
                                             General Counsel and Managing Director, JP Morgan Investment
                                             Management Inc. (1986 to 1998).
        -------------------------------------------------------------------------------------------------

                                                    www.mainstayfunds.com     25

                          TERM OF OFFICE,
                          POSITION(S) HELD
            NAME AND      WITH FUND AND      PRINCIPAL OCCUPATION(S)
         DATE OF BIRTH    LENGTH OF SERVICE  DURING PAST FIVE YEARS
        -------------------------------------------------------------------------------------------------
OFFICERS

        ARPHIELA          Treasurer and      Managing Director, Mutual Fund Accounting (since September
        ARIZMENDI         Principal          2006) and Director and Manager of Fund Accounting and
        10/26/56          Financial and      Administration (2003 to August 2006), New York Life
                          Accounting         Investment Management LLC; Treasurer and Principal Financial
                          Officer since      and Accounting Officer, Eclipse Funds, The MainStay Funds
                          2005               and McMorgan Funds (since 2005), MainStay VP Series Fund,
                                             Inc. (since March 2006) and ICAP Funds, Inc. (since August
                                             2006); Assistant Treasurer, NYLIFE Distributors LLC;
                                             Assistant Treasurer, The MainStay Funds, Eclipse Funds,
                                             Eclipse Funds Inc., MainStay VP Series Fund, Inc., and
                                             McMorgan Funds (1992 to 2005).
        -------------------------------------------------------------------------------------------------
        CHRISTOPHER O.    President since    Executive Vice President, New York Life Investment
        BLUNT             2005               Management LLC and New York Life Investment Management
        5/13/62                              Holdings LLC (since 2004); Manager and Executive Vice
                                             President, NYLIM Product Distribution, NYLIFE Distributors
                                             LLC (since 2005); Chairman, NYLIM Service Company LLC (since
                                             2005); Chairman and Class C Director, New York Life Trust
                                             Company, FSB (since 2004); Chairman, New York Life Trust
                                             Company (since 2005); President, Eclipse Funds (since 2005),
                                             The MainStay Funds (since 2005), MainStay VP Series Fund,
                                             Inc. (since July 2006) and ICAP Funds, Inc. (since August
                                             2006); Chairman and Chief Executive Officer, Giving Capital,
                                             Inc. (2001 to 2004); Chief Marketing Officer--Americas,
                                             Merrill Lynch Investment Managers (1999 to 2001); President,
                                             Mercury Funds Distributors (1999 to 2001).
        -------------------------------------------------------------------------------------------------
        PATRICK G. BOYLE  Executive Vice     Executive Vice President (since 2002) and Senior Managing
        11/24/53          President since    Director (2000 to 2002), New York Life Investment Management
                          2003               LLC (including predecessor advisory organizations) and New
                                             York Life Investment Management Holdings LLC; Director, New
                                             York Life Trust Company; Member of the Board of Managers,
                                             Madison Capital Funding LLC; Executive Vice President,
                                             Eclipse Funds (since 2003) and ICAP Funds, Inc. (since
                                             August 2006); Senior Vice President, Pension Department, New
                                             York Life Insurance Company (1991 to 2000); Director,
                                             Eclipse Funds Inc. (1990 to 2003); Trustee, New York Life
                                             Investment Management Institutional Funds (2002 to 2003).
        -------------------------------------------------------------------------------------------------
        TONY H. ELAVIA    Senior Vice        Senior Managing Director, New York Life Investment
        1/11/56           President since    Management LLC; Chief Investment Officer, NYLIM Equity
                          2005               Investors Group; Executive Vice President, New York Life
                                             Trust Company; Senior Vice President, New York Life
                                             Insurance and Annuity Corporation; Senior Vice President,
                                             Eclipse Funds (since 2005) and ICAP Funds, Inc. (since
                                             August 2006); Managing Director and Senior Portfolio
                                             Manager, Large Cap Growth team, Putnam Investments (1998 to
                                             2004).
        -------------------------------------------------------------------------------------------------
        SCOTT T.          Vice President--   Director, New York Life Investment Management LLC (including
        HARRINGTON        Administration     predecessor advisory organizations); Executive Vice
        2/8/59            since 2005         President, New York Life Trust Company and New York Life
                                             Trust Company, FSB (since January 2006); Vice
                                             President--Administration, Eclipse Funds, MainStay VP Series
                                             Fund, Inc., and The MainStay Funds (since 2005) and ICAP
                                             Funds, Inc. (since August 2006).
        -------------------------------------------------------------------------------------------------
        ALAN J.           Senior Vice        Managing Director, Chief Operating Officer and Chief
        KIRSHENBAUM       President since    Financial Officer of Retail Investments, New York Life
        6/25/71           June 2006          Investment Management LLC (since July 2006); Senior Vice
                                             President, Eclipse Funds, The MainStay Funds and MainStay VP
                                             Series Fund, Inc. (since June 2006) and ICAP Funds, Inc.
                                             (since August 2006); Chief Financial Officer, Bear Stearns
                                             Asset Management (1999 to May 2006).
        -------------------------------------------------------------------------------------------------
        ALISON H.         Vice President--   Senior Managing Director and Chief Compliance Officer (since
        MICUCCI           Compliance 2004    March 2006) and Managing Director and Chief Compliance
        12/16/65          to 2006; Senior    Officer (2003 to February 2006), New York Life Investment
                          Vice President     Management LLC and New York Life Investment Management
                          and Chief          Holdings LLC; Senior Managing Director, Compliance (since
                          Compliance         March 2006) and Managing Director, Compliance (2003 to
                          Officer since      February 2006), NYLIFE Distributors LLC; Chief Compliance
                          June 2006          Officer, NYLCAP Manager LLC; Senior Vice President and Chief
                                             Compliance Officer, Eclipse Funds, The MainStay Funds and
                                             MainStay VP Series Fund, Inc. (since June 2006) and ICAP
                                             Funds, Inc. (since August 2006); Vice President--Compliance,
                                             Eclipse Funds, The MainStay Funds and MainStay VP Series
                                             Fund, Inc. (until June 2006); Deputy Chief Compliance
                                             Officer, New York Life Investment Management LLC (2002 to
                                             2003); Vice President and Compliance Officer, Goldman Sachs
                                             Asset Management (1999 to 2002).
        -------------------------------------------------------------------------------------------------
        MARGUERITE E. H.  Secretary since    Managing Director and Associate General Counsel, New York
        MORRISON          2004               Life Investment Management LLC (since 2004); Managing
        3/26/56                              Director and Secretary, NYLIFE Distributors LLC; Secretary,
                                             Eclipse Funds, The MainStay Funds and MainStay VP Series
                                             Fund, Inc. (since 2004); and ICAP Funds, Inc. (since August
                                             2006); Chief Legal Officer--Mutual Funds and Vice President
                                             and Corporate Counsel, The Prudential Insurance Company of
                                             America (2000 to 2004).
        -------------------------------------------------------------------------------------------------

        BRIAN A. MURDOCK  Chief Executive    Member of the Board of Managers and President (since 2004)
        3/14/56           Officer since      and Chief Executive Officer (since July 2006), New York Life
                          July 2006          Investment Management LLC and New York Life Investment
                                             Management Holdings LLC; Senior Vice President, New York
                                             Life Insurance Company (since 2004); Chairman of the Board and President, NYLIFE Distributors LLC (since 2004); Member of the Board of Managers, Madison Capital Funding LLC (since
                                             2004), NYLCAP Manager LLC (since 2004) and Institutional
                                             Capital LLC (since July 2006); Chief Executive Officer,
                                             Eclipse Funds (since July 2006); Chairman and Trustee (since
                                             September 2006) and Chief Executive Officer (since July
                                             2006), The MainStay Funds; Chairman and Director (since
                                             September 2006) and Chief Executive Officer (since July
                                             2006), MainStay VP Series Fund, Inc.; Director and Chief
                                             Executive Officer, ICAP Funds, Inc. (since August 2006);
                                             Chief Operating Officer, Merrill Lynch Investment Managers
                                             (2003 to 2004); Chief Investment Officer, MLIM Europe and
                                             Asia (2001 to 2003); President, Merrill Japan and Chairman,
                                             MLIM Pacific Region (1999 to 2001).
        -------------------------------------------------------------------------------------------------

 26   Large Cap Opportunity Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay Growth Equity Fund(2)
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay Large Cap Opportunity Fund(2)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund(3)
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Manager Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay ICAP International Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(4)
Chicago, Illinois

MACKAY SHIELDS LLC(4)
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. Closed to new investors as of June 1, 2006.
4. An affiliate of New York Life Investment Management LLC.

                         Not part of the Annual Report

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)

------------------------------------------------
  Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         Eclipse Funds Inc.

(C) 2006 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-06175

NYLIM-A09805 MS377-06         (RECYCLE LOGO)                        MSLR11-12/06

ITEM 2. CODE OF ETHICS.

     As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the "Code") that applies to the Registrant's principal executive officer ("PEO") and principal financial officer ("PFO"). The Code was amended during the period covered by the report to designate new individuals as the PEO and PFO; a copy of the amended Code is filed herewith. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     The Board of Directors has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Peter Meenan. Mr. Meenan is "independent" within the meaning of that term under the Investment Company Act of 1940.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

     The aggregate fees billed for the fiscal year ended October 31, 2006 for professional services rendered by KPMG LLP ("KPMG") for the audit of the Registrant's annual financial statements or services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for that fiscal year were $411,131. The aggregate fees billed for the fiscal period ended October 31, 2005 for professional services rendered by KPMG for the audit of the Registrant's annual financial statements or services that were normally provided by KPMG in connection with the statutory and regulatory filings or engagements for that fiscal year were $351,425.

(b) Audit Related Fees

The aggregate fees billed for the fiscal year ended October 31, 2006 for assurance and related services by KPMG that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item were $0. The aggregate fees billed for the fiscal year ended October 31, 2005 for assurance and related services by KPMG that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item were $5,000. These audit-related services include review of financial highlights for the Registrant's registration statements and issuance of consents to use KPMG's reports.

(c) Tax Fees

The aggregate fees billed for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were (i) $62,258 during the fiscal year ended October 31, 2006, and (ii) $49,500 during the fiscal year ended October 31, 2005. These services included preparation of and advice relating to federal, state and local income tax returns and excise tax returns, as well as services relating to excise tax distribution requirements.

(d) All Other Fees

     The aggregate fees billed for the fiscal year ended October 31, 2006 for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $0. The aggregate fees billed for the fiscal year ended October 31, 2005 for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $0.

(e) Pre-Approval Policies and Procedures

     (1) The Registrant's Audit Committee has adopted pre-approval policies and procedures (the "Procedures") to govern the Committee's pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant's investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the "Service Affiliates") if the services directly relate to the Registrant's operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant's financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of the types of services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting. To date, the Audit Committee has not delegated such authority.

     (2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) There were no hours expended on KPMG's engagement to audit the Registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than KPMG's full-time, permanent employees.

(g) All non-audit fees billed by KPMG for services rendered to the Registrant for the fiscal years ended October 31, 2006 and October 31, 2005 are disclosed in 4(b)-(d) above.

The aggregate non-audit fees billed by KPMG for services rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were approximately: (i) $25,000 for the fiscal year ended October 31, 2006 and (ii) $15,000 for the fiscal year ended October 31, 2005.

(h) The Registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining KPMG's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

The Schedule of Investments is included as part of Item 1 of this report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

[Not applicable.]

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the "Disclosure Controls") as of a date within 90 days prior to the filing date (the "Filing Date") of this Form N-CSR (the "Report"), the Registrant's principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) [There were no changes] in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) Code of Ethics

(b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)(2) Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

ECLIPSE FUNDS INC.


By: /s/ Christopher O. Blunt
    ---------------------------------
    CHRISTOPHER O. BLUNT
    President
Date: January 8, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By: /s/ Christopher O. Blunt
    ---------------------------------
    CHRISTOPHER O. BLUNT
    President
Date: January 8, 2007


By: /s/ Arphiela Arizmendi
    ---------------------------------
    ARPHIELA ARIZMENDI
    Treasurer and Principal Financial
    and Accounting Officer
Date: January 8, 2007

                                  EXHIBIT INDEX

(a) Code of Ethics

(b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)(2) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.